UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09997

Baird Funds, Inc.
(Exact name of Registrant as specified in charter)

777 East Wisconsin Avenue
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Andrew D. Ketter

 Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, WI 53202
(Name and address of agent for service)

1-866-442-2473
Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period:  December 31, 2019

Item 1. Reports to Stockholders.

Annual Report –
Baird Funds
December 31, 2019

Taxable Bond Funds
Baird Ultra Short Bond Fund	Baird Aggregate Bond Fund
Baird Short-Term Bond Fund	Baird Core Plus Bond Fund
  Baird Intermediate Bond Fund
Municipal Bond Funds
  Baird Short-Term Municipal Bond Fund
  Baird Quality Intermediate Municipal Bond Fund
  Baird Core Intermediate Municipal Bond Fund
  Baird Strategic Municipal Bond Fund
  Baird Municipal Bond Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Funds’ website (www.bairdassetmanagement.com/baird-funds/funds-and-performance#Literature) and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary or, if you are a direct investor, by calling 1-866-442-2473, or sending an e-mail request to prospectus@bairdfunds.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with a Fund, you can call 1-866-442-2473 or send an e-mail request to prospectus@bairdfunds.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held in your account if you invest through your financial intermediary or all Funds held with the fund complex if you invest directly with the Funds.

Go Green.	Go Paperless.

Sign up to receive your Baird Funds’ prospectuses and reports online.

Table of Contents

Letter to Shareholders	1
2019 Bond Market Overview	2
Baird Ultra Short Bond Fund	7
Baird Short-Term Bond Fund	17
Baird Intermediate Bond Fund	27
Baird Aggregate Bond Fund	37
Baird Core Plus Bond Fund	52
2019 Municipal Bond Market Overview	66
Baird Short-Term Municipal Bond Fund	70
Baird Quality Intermediate Municipal Bond Fund	87
Baird Core Intermediate Municipal Bond Fund	102
Baird Strategic Municipal Bond Fund	118
Baird Municipal Bond Fund	129
Additional Information on Fund Expenses	140
Statements of Assets and Liabilities	142
Statements of Operations	146
Statements of Changes in Net Assets	150
Financial Highlights	160
Notes to the Financial Statements	180
Report of Independent Registered Public Accounting Firm	197
Directors and Officers	198
Disclosure Regarding the Board of Directors’ Approval
of the Investment Advisory Agreement for Baird Bond Funds	201
Additional Information	205
Privacy Notice	A-1

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Cautionary Note on Analyses, Opinions and Outlooks:  In this report we offer analyses and opinions on the performance of individual securities, companies, industries, sectors, markets, interest rates, asset classes, types of fixed income securities and governmental policies, including predictions, forecasts and outlooks regarding possible future events.  These can generally be identified as such because the context of the statements may include such words as “believe,” “should,” “will,” “expects,” “anticipates,” “hopes” and words of similar effect.  These statements reflect the portfolio managers’ good faith beliefs and judgments and involve risks and uncertainties, including the risk that the portfolio managers’ analyses, opinions and outlooks are or will prove to be inaccurate.  It is inherently difficult to correctly assess and explain the performance of particular securities, sectors, markets, interest rate movements, governmental actions or general economic trends and conditions, and many unforeseen factors contribute to the performance of Baird Funds.  Investors are, therefore, cautioned not to place undue reliance on subjective judgments contained in this report.

Baird Funds
1-866-442-2473
www.bairdfunds.com

February 28, 2020
Dear Shareholder,

2019 saw a strong rebound in financial markets from the volatility and uncertainty of 2018 and returns in the U.S. fixed income market were truly phenomenal. In the taxable bond market, accommodative monetary policy from global central banks, including a pivot away from additional rate hikes by the U.S. Fed, allayed global recessionary fears while strong domestic and foreign demand helped drive corporate spreads tighter. In the municipal bond market, 2019 was a rewarding year for investors driven to a large extent by the supportive demographics of an aging society in need of income and the impact of the Tax Cuts and Jobs Act which continued to drive demand for tax-exempt securities.

Amidst this backdrop, all of the Baird Bond Funds delivered strong nominal and risk adjusted results to investors. The Funds’ long-term track records remain very competitive and we believe the portfolios are positioned well as we enter 2020.

Our commitment to our long-term principles to generate competitive risk-controlled returns over full market cycles; support and strengthen our long-tenured, seasoned investment group and team-based, collaborative culture; deliver outstanding client service; and provide products that are competitively priced, continues to generate strong alignment with the interests of our investors and helped drive assets under management in the Baird Bond Funds to just over $62.7 billion at year end.

We greatly value the trust you have placed in us and are privileged to provide you with fixed income investment management services. We can assure you that we never lose sight of the fact that our long-term success rests on the trust you have placed in us to be effective stewards of your assets.

Thank you for your continued investment in the Baird Bond Funds.

Sincerely,

Mary Ellen Stanek, CFA
President
Baird Funds

2019 Bond Market Overview
(Unaudited)

2019: U.S. and Global Growth Worries Lead to Accommodative Fed Pivot; Trade Tensions and Politics Create Uncertainty

Treasury yields fell in 2019 as growing recession fears compelled the Fed to pivot to a more accommodative policy stance which included three rate cuts and a renewed expansion of its balance sheet in the second half of the year. The 10-year yield fell to a low of 1.46% on September 4th before trending higher to end the year at 1.92%. In January, Chairman Powell said that the Fed would be “patient”, signaling a prolonged pause to further rate hikes. As global growth slowed and US/China trade tensions rose, the Fed made the first “insurance” rate cut in July and ultimately cut the fed funds rate two more times, bringing the target range to 1.50%-1.75% by the end of October. In a worrisome signal to investors looking for signs of recession, the yield spread between the 3-month Treasury bill and 10-year Treasury note inverted on multiple occasions in 2019, reaching its most negative level of -52 bps on August 28. Seeing disruption in short-term lending markets, the Fed began to provide additional Repo funding to the market in September. The Fed went even further in October, committing to buy $60B per month of Treasury Bills into Q2 2020 to rebuild excess reserve levels and to ensure ample liquidity and short-term funding market stability. The pivot to accommodation by the Fed, along with easing measures by other global central banks, calmed the market’s recession concerns. The curve steepened and the 3-month to 10-year yield spread “de-inverted”, closing the year at positive 37 bps. De-escalation in US/China trade tensions provided additional market support as the two countries agreed to a “phase one deal”, preventing new tariffs on December 15th, and halving the tariffs that had been implemented on September 1. Furthermore, China committed over two years to a $200B increase in purchases of U.S. goods, primarily agricultural products. Partisan politics weighed on market sentiment throughout the year, culminating in the House of Representatives voting to impeach President Trump. In the UK, markets got clarity on Brexit, as Boris Johnson and the Conservative party won a historically large majority in Parliament this month, paving the way for Britain to approve the separation agreement with the European Union by the January 31, 2020 deadline.

Treasury Yields

Maturity	12/31/18	9/30/19	12/31/19	Q4 Change	2019 Change
3mo	2.37%	1.82%	1.55%	-0.27%	-0.82%
1	2.60%	1.77%	1.60%	-0.17%	-1.00%
2	2.49%	1.62%	1.57%	-0.05%	-0.92%
3	2.46%	1.56%	1.61%	0.05%	-0.85%
5	2.51%	1.55%	1.69%	0.14%	-0.82%
7	2.59%	1.62%	1.83%	0.21%	-0.76%
10	2.68%	1.68%	1.92%	0.24%	-0.76%
30	3.02%	2.12%	2.39%	0.27%	-0.63%

Strong Domestic and International Fixed-Income Flows in 2019, Setting New Domestic Record
Fixed income fund inflows occurred at a record pace in 2019 after experiencing $70B of outflows in the last three months of 2018. Flows into fixed income funds and ETFs for 2019 entering the last week reached $450B, breaking the previous record set in 2017 (see chart, below). The ICI data doesn’t fully capture demand from all market participants – such as insurance companies, pensions, and foreign investors. However, data

2019 Bond Market Overview
(Unaudited)

from the Fed showed a strong appetite from foreign buyers, as net buying of investment grade corporate bonds in the first nine months of the year reached nearly $115B (or a $152B annualized pace), absorbing over a third of the $355B U.S. corporate net supply during that period. Global investors have been drawn to the positive yields on U.S. debt, as over $11 trillion in global bonds were priced at negative yields at year end, according to Bloomberg, down from a peak of $17 trillion in late August.

Option-Adjusted Spreads (in bps)
				Q4	YTD
	12/31/18	9/30/19	12/31/19	Chg	Chg
U.S. Aggregate Index	54	46	39	-7	-15
U.S. Agency (non-mortgage)	16	11	10	-1	-6
Mortgage and ABS Sectors
U.S. Agency Pass-throughs	35	46	39	-7	4
U.S. Agency CMBS	55	52	53	1	-2
U.S. Non-Agency CMBS	107	82	85	3	-22
Asset-Backed Securities	53	37	44	7	-9
Corporate Sectors
U.S. Investment Grade	153	115	93	-22	-60
Industrial	157	121	99	-22	-58
Utility	144	113	97	-16	-47
Financial Institutions	147	103	80	-23	-67
Other Govt. Related	90	78	72	-6	-18
U.S. High Yield Corporates	526	373	336	-37	-190
Emerging Market Debt	560	612	573	-39	13

Source: Bloomberg Barclays Indices

Corporate Spreads Meaningfully Tighter in 2019
Fixed income industry outflows and fears of a central bank policy mistake tipping the U.S. economy into recession contributed to wider spreads at the end of 2018, setting the stage for a rebound in 2019. Accommodative monetary policy from global central banks, including a pivot away from additional rate hikes by the U.S. Fed, allayed global recessionary fears while strong domestic and foreign demand helped drive corporate spreads tighter. U.S. Investment Grade Corporates ended the year 60 bps tighter at 93 bps while High Yield Corporates tightened a remarkable 190 bps to end the year at 336 bps. U.S. Agency Pass-throughs were an outlier, widening 4 bps in 2019 to 39 bps, as prepayment risks remained elevated and the Fed no longer supported the sector with additional purchases, instead allowing its MBS holdings to continue to run off, and only reinvesting in Treasuries. Emerging Market Debt also widened 13 bps in 2019 to 573 bps, primarily driven by country-specific news such as Argentina’s currency crisis and debt default.

Phenomenal Market Returns, Credit Outperformed in 2019
The returns in the U.S. fixed income market were truly phenomenal considering that the 10-year Treasury yield began the year at 2.68%. Both credit risk and duration risk were rewarded in 2019.  U.S. Investment Grade Corporates posted the strongest overall returns in 2019 (+14.54%), and returns on longer maturities (U.S. Gov’t/Credit + 9.71%) were substantially greater than those on shorter maturities (U.S. 1-3 Yr. Gov’t/Credit Index +4.03%).

2019 Bond Market Overview
(Unaudited)

Total Returns of Selected Barclays Indices and Subsectors
				Effective
Bloomberg Barclays Index/Sector	December	Q4	2019	Duration (yrs)
U.S. Aggregate Index	-0.07%	0.18%	8.72%	5.87
U.S. Gov’t/Credit Index	-0.20%	-0.01%	9.71%	6.93
U.S. Intermediate Gov’t/Credit Index	0.13%	0.37%	6.80%	3.91
U.S. 1-3 Yr. Gov’t/Credit Index	0.24%	0.59%	4.03%	1.87
U.S. Treasury	-0.56%	-0.79%	6.86%	6.48
U.S. Agency (Non-Mortgage)	-0.21%	-0.09%	5.89%	4.08
U.S. Agency Pass-Throughs	0.28%	0.71%	6.35%	3.21
CMBS (Commercial Mortgage Backed Securities)	-0.25%	-0.33%	8.29%	5.31
ABS (Asset-Backed Securities)	0.11%	0.39%	4.53%	2.13
U.S. Corporate Investment Grade	0.32%	1.18%	14.54%	7.89
U.S. High Yield Corporates	2.00%	2.61%	14.32%	3.05
Emerging Market Debt	2.99%	3.50%	10.90%	4.63
Municipal Bond Index	0.31%	0.74%	7.54%	5.34
TIPS (Treasury Inflation Protected Securities)	0.38%	0.79%	8.43%	4.67

2020 Outlook
As we ring in 2020, we see the year as likely a “continuation of gradual”, in terms of growth and inflation, but with bouts of higher volatility. The outlook for Fed policy and short-term interest rates is a holding pattern – patiently waiting to see if the three rate cuts in 2019 are sufficient to sustain growth around 2%. Global growth quite likely bottomed in 2019 and the risk of global recession has diminished, however, it is likely global growth will be impacted in the first half of 2020 if not longer as a result of the global Coronavirus (COVID-19) outbreak. On the inflation front, the Fed will likely adopt a new approach to meeting their 2% inflation objective sometime in the first half of 2020 in response to inflation remaining persistently below their 2% target for most of this cycle. The new approach will effectively be a “make-up strategy” that would allow inflation to run above 2% for a period of time if inflation has been below 2% for prior periods to achieve an average inflation rate of 2% over the long term. Given that inflation has persistently run below 2% in the last several years, the Fed would signal that no policy action would be required if inflation would run modestly above 2% for an extended period of time under this new approach. While the full global economic impact of the Coronavirus (COVID-19) is still unknown, we currently expect U.S. real growth of 1.5%-2.5% in 2020, extending the longest post-WWII expansion further with only a modest increase in inflation.

While bouts of higher volatility may well persist, modest economic growth, moderate inflation, and the Fed’s evolving approach to inflation targeting lead us to expect a low, accommodative fed funds rate target with potential for the yield curve to steepen. The new federal budget deal boosts federal spending, creating a larger deficit which must be funded through additional federal borrowing. While few policymakers are currently focused on the growing federal debt, there is risk this could ultimately put upward pressure on Treasury rates, but not meaningfully so in 2020. Positive consumer confidence should benefit retail spending as many households have benefited from the strong equity and fixed income market returns. In addition, a de-escalation of trade tensions may help support business confidence, translating into improved growth in business capital expenditures.

Our outlook for corporate credit is mixed – we continue to see value in BBB-rated credit where business models are strong and management teams are committed to deleveraging.  However, A-rated credit appears to be more fully-valued as the year-end spread of 70 bps is only a few basis points away from the tightest levels since the financial crisis. The probability of a near-term recession remains relatively low and we expect corporate earnings growth to be positive, though at a moderate pace. We remain cautious on the prospects for Agency Pass-through securities, as the Fed continues its balance sheet reduction, but find value in select collateral that offers better prepayment protections. We are optimistic on the outlook for other securitized sectors, such as Non-Agency RMBS, CMBS and ABS, which we believe offer value versus higher-rated credit and expect to outperform equivalent-duration Treasuries in 2020.

2019 Bond Market Overview
(Unaudited)

Disclosures
Fixed income is generally considered to be a more conservative investment than stocks, but bonds and other fixed income investments still carry a variety of risks such as interest rate risk, credit risk, inflation risk, and liquidity risk. In a rising interest rate environment, the value of fixed-income securities generally declines and conversely, in a falling interest rate environment, the value of fixed-income securities generally increases. High yield securities may be subject to heightened market, interest rate or credit risk and should not be purchased solely because of the stated yield.

The Bloomberg Barclays Aggregate Bond Index is an index comprised of approximately 6000 publicly traded bonds including U.S. Government, mortgage-backed, corporate, and Yankee bonds with an average maturity of approximately 10 years.

The Bloomberg Barclays Government/Credit Index is a combination of the Government Index which measures government-bond general and Treasury funds, and the Credit Bond Index, which is a market value-weighted index which tracks the returns of all publicly issued, fixed-rate, nonconvertible, dollar-denominated, SEC registered, investment grade Corporate Debt.

The Bloomberg Barclays Intermediate Government/Credit Index is a combination of the Government Index which measures government-bond general and Treasury funds, and the Credit Bond Index, which is a market value-weighted index which tracks the returns of all publicly issued, fixed-rate, nonconvertible, dollar-denominated, SEC registered, investment grade Corporate Debt with maturities between one and ten years.

The Bloomberg Barclays Government/Credit Intermediate Index (1 – 3 yr.)  is a combination of the Government Index which measures government-bond general and Treasury funds, and the Credit Bond Index, which is a market value-weighted index which tracks the returns of all publicly issued, fixed-rate, nonconvertible, dollar-denominated, SEC registered, investment grade Corporate Debt with maturities between zero and three years.

The Bloomberg Barclays U.S. Treasury Index includes public obligations of the U.S. Treasury.  Treasury bills are excluded by the maturity constraint of at least one year but are part of a separate Short Treasury Index.  In addition, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS, are excluded.  STRIPS are excluded from the index because their inclusion would result in double-counting.  Securities in the Index roll up to the U.S. Aggregate, U.S. Universal, and Global Aggregate Indices.  The U.S. Treasury Index was launched on January 1, 1973.

U.S. Agency:  This index is the U.S. Agency component of the U.S. Government/Credit index.  Publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government (such as USAID securities). The largest issues are Fannie Mae, Freddie Mac, and the Federal Home Loan Bank System (FHLB). The index includes both callable and non-callable agency securities.

U.S Corporate – Investment Grade:  This index is the Corporate component of the U.S. Credit index.  It includes publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC-registered.

CMBS (Commercial Mortgage-Backed Securities):  This index is the CMBS component of the U.S. Aggregate index.  The Bloomberg Barclays CMBS ERISA-Eligible Index is the ERISA-eligible component of the Bloomberg Barclays CMBS Index. This index, which includes investment grade securities that are ERISA eligible under the underwriter’s exemption, is the only CMBS sector that is included in the U.S. Aggregate Index.

MBS (Mortgage-Backed Securities):  This index is the U.S. MBS component of the U.S. Aggregate index.  The MBS Index covers the mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). The MBS Index is formed by grouping the universe of over 600,000 individual fixed rate MBS pools into approximately 3,500 generic aggregates.

ABS (Asset-Backed Securities):  This index is the ABS component of the U.S. Aggregate index.  The ABS index has three subsectors:  credit and charge cards, autos, and utility.  The index includes pass-through, bullet, and controlled amortization structures.  The ABS Index includes only the senior class of each ABS issue and the ERISA-eligible B and C tranche. The Manufactured Housing sector was removed as of January 1, 2008, and the Home Equity Loan sector was removed as of October 1, 2009.

2019 Bond Market Overview
(Unaudited)

Corporate High Yield:  The Bloomberg Barclays U.S. High Yield Index covers the universe of fixed rate, non-investment grade debt. Eurobonds and debt issues from countries designated as emerging markets (sovereign rating of Baa1/BBB+/BBB+ and below using the middle of Moody’s, S&P, and Fitch) are excluded, but Canadian and global bonds (SEC registered) of issuers in non-EMG countries are included. Original issue zeroes, step-up coupon structures, 144-As and pay-in-kind bonds (PIKs, as of October 1, 2009) are also included.

Emerging Market: Bloomberg uses a fixed list of countries defined as emerging markets countries for index inclusion purposes that is based on World Bank Income group definitions (Low/Middle), IMF country classifications (Non-Advanced Economies), and other advanced economies that may be less accessible or investable for global debt investors.

The Bloomberg Barclays Municipal Bond Index is a broad-based, total-return index.  The bonds are all investment-grade, tax-exempt, and fixed-rate securities with long-term maturities (greater than 2 years).  They are selected from issues larger than $50 million.

The Bloomberg Barclays TIPS Index consists of Treasury Inflation Protected Securities (TIPS).  TIPS are securities whose principal is tied to the Consumer Price Index.  TIPS pay interest semi-annually, based on the fixed rate applied to the adjusted principal.

Ratings are measured on a scale that ranges from AAA or Aaa (highest) to D or C (lowest). Investment grade investments are those rated from highest down to BBB- or Baa3.

Robert W. Baird & Co. Incorporated. This is not a complete analysis of every material fact regarding any company, industry or security. The information has been obtained from sources we consider to be reliable, but we cannot guarantee the accuracy. Indices are unmanaged, and are not available for direct investment. Past performance is not a guarantee of future results.

Baird Ultra Short Bond Fund
December 31, 2019 (Unaudited)

The Baird Ultra Short Bond Fund seeks current income consistent with preservation of capital. The Fund’s primary benchmark index against which it measures performance is the Bloomberg Barclays U.S. Short-Term Government/Corporate Index. The Bloomberg Barclays U.S. Short-Term Government/Corporate Index is an unmanaged, market value weighted index of investment grade, fixed-rate debt issues, including government and corporate securities, with maturities of less than one year.

Treasury yields fell in 2019 as growing recession fears compelled the Fed to pivot to a more accommodative policy stance which included three rate cuts and a renewed expansion of its balance sheet in the second half of the year. The 10-year Treasury fell to a low of 1.46% on September 4th before trending higher to end the year at 1.92%, still 76 basis points lower for the year. In January, Chairman Powell said the Fed would be “patient”, signaling a prolonged pause to further rate hikes. As global growth slowed and US/China trade tensions rose, the Fed made the first “insurance” rate cut in July and ultimately cut the Fed funds rate two more times, bringing the target range to 1.50%-1.75% by the end of October. The pivot to more accommodation by the Fed, along with easing measures by other global central banks, calmed the market’s recession concerns. The curve steepened and the 3-month to 10-year yield spread “de-inverted”, closing the year at positive 37 basis points. De-escalation in US/China trade tensions provided additional market support as the two countries agreed to a “phase one deal” and, in the UK, markets got clarity on Brexit, as Boris Johnson and the Conservative party won a historically large majority in Parliament, paving the way for Britain to approve the separation agreement with the European Union by the January 31, 2020 deadline.

During 2019, the Fund’s Institutional Class Shares generated strong absolute and relative returns and outperformed its benchmark by 42 basis points net of fees.

The primary factors contributing to the Fund’s absolute and relative performance in 2019 include:

•	Credit Positioning
• Positive – Overweight to Investment Grade Credit
• Positive – Active positioning within Investment Grade Credit, specifically an overweight to BBB Credit
•	Mortgage-Backed Securities (MBS) & Asset-Backed Securities (ABS) Positioning – Positive overall

The economic outlook for 2020 is largely similar to what occurred in 2019, with a continuation of modest economic growth (1.5% – 2.5%) and moderate inflation at or below the Fed’s 2.0% target level for Core PCE. With this outlook, a stable but accommodative Fed stance is also likely to prevail for the year. One would expect that a favorable economic, inflation and monetary backdrop would imply stable market rates as well, but bouts of higher volatility are to be expected, particularly since 2020 is an election year, other geopolitical “hotspots” persist such as Iran and the global economic impact of the Coronavirus (COVID-19) outbreak is currently unknown. Prior to the outbreak, the global economic picture appeared to be improving on the margin, with the timing of Brexit resolved and the “Phase One” trade agreement between the U.S and China in place.

We maintain an overweight to Investment Grade Corporate Credit, particularly Financials. We maintain an allocation to the MBS/ABS sectors at the senior part of the capital structure due to what we believe are favorable risk/reward characteristics and the broad sector diversification benefits they provide. As a reminder, we only purchase U.S. dollar denominated securities in the cash bond market (no derivatives). We believe the Fund is well positioned to add value relative to its benchmark.

Baird Ultra Short Bond Fund
December 31, 2019 (Unaudited)

Portfolio Characteristics

Quality Distribution(1)(2)
	Net Assets	$1,733,534,511

	SEC 30-Day
	Yield(3)
	Institutional Class
	(Subsidized)	2.08%
	Institutional Class
	(Unsubsidized)	1.93%
	Investor Class
	(Subsidized)	1.84%
	Investor Class
	(Unsubsidized)	1.69%

	Average
	Effective
	Duration	0.48 years
Sector Weightings(1)
	Average
	Effective
	Maturity	0.69 years

	Annualized
	Expense Ratio(4)
	Gross
	Institutional Class	0.30%
	Investor Class	0.55%	(5)

	Net
	Institutional Class	0.15%
	Investor Class	0.40%	(5)

	Portfolio
	Turnover Rate	70%

	Number of
	Holdings	293

(1)	Percentages shown are based on the Fund’s total investments.
(2)
The quality profile is calculated on a market value-weighted basis using the highest credit quality rating for each security held by the Fund given by S&P, Moody’s or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (NRSRO).  NRSROs rate the credit quality of securities using a scale that generally ranges from AAA (highest) to D (lowest).

(3)	SEC yields are based on SEC guidelines and are calculated for the 30 days ended December 31, 2019.
(4)
Reflects expense ratios as stated in the Fund’s current prospectus.  The Advisor has contractually agreed to waive management fees in an amount equal to an annual rate of 0.15% of average daily net assets for the Fund, at least through April 30, 2021.  The agreement may only be terminated prior to the end of this term by or with the consent of the Board of Directors of Baird Funds, Inc.

(5)	Includes 0.25% 12b-1 fee.

Baird Ultra Short Bond Fund
December 31, 2019 (Unaudited)

Institutional Class
Value of a $25,000 Investment

Growth of a hypothetical investment of $25,000 made on the Fund’s inception date (12/31/13), assuming reinvestment of all distributions.

Investor Class
Value of a $10,000 Investment

Growth of a hypothetical investment of $10,000 made on the Fund’s inception date (12/31/13), assuming reinvestment of all distributions.

Baird Ultra Short Bond Fund
December 31, 2019 (Unaudited)

Total Returns

		Average Annual
	One	Three	Five	Since
For the Periods Ended December 31, 2019	Year	Years	Years	Inception(1)
Institutional Class Shares	3.11%	2.12%	1.64%	1.57%
Investor Class Shares	2.87%	1.84%	1.39%	1.31%
Bloomberg Barclays U.S. Short-Term
Government/Corporate Index(2)	2.69%	1.89%	1.34%	1.15%

(1)	For the period from December 31, 2013 (inception date) through December 31, 2019.
(2)
The Bloomberg Barclays U.S. Short-Term Government/Corporate Index is an unmanaged, market value weighted index of investment grade, fixed-rate debt issues, including government and corporate securities, with maturities less than one year.  This Index does not reflect any deduction for fees, expenses or taxes.  A direct investment in an index is not possible.

The line graphs on the previous page and the returns shown in the table above reflect reinvestment of dividends and/or capital gains distributions in additional shares.  The returns in the graphs and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The returns reflect the actual performance for each period and do not include the impact of trades executed on the last business day of the period that were recorded on the first business day of the next period.

The Fund’s gross expense ratio for each Class, as reflected in the Fund’s current prospectus, is set forth under “Portfolio Characteristics”.

The Fund may invest up to 10% of its net assets in non-investment grade debt securities (commonly referred to as “high yield” bonds).  While these types of securities typically offer higher yields than investment grade securities, they also include greater risks including increased credit risk and the increased risk of default or bankruptcy.  The Fund may also invest in U.S. dollar denominated foreign securities which involve additional risks such as political and economic instability, and different and sometimes less strict financial reporting standards and regulation. The Fund may also invest in mortgage- and asset-backed securities, which include interest rate and prepayment risks more pronounced than those of other fixed income securities.

Past performance does not guarantee future results.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

For information about the performance of the Fund as of the most recent month-end, please call 1-866-44BAIRD or visit www.bairdfunds.com.  Mutual fund performance changes over time and current performance may be lower or higher than that stated.

Baird Ultra Short Bond Fund
Summary Schedule of Investments, December 31, 2019

This schedule summarizes the Fund’s holdings by asset type. Details are reported for each of the Fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the Fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The Fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, as of the quarter end. For the second and fourth fiscal quarters, the complete listing of the Fund’s holdings is available electronically at http://www.bairdassetmanagement.com/baird-funds/funds-and-performance#Literature and in the Fund’s Form N-CSR on the Securities and Exchange Commission’s website (www.sec.gov) or you can have it mailed to you without charge by calling 1-866-44BAIRD. For the first and third fiscal quarters, the Fund files the lists with the SEC on Part F of Form N-PORT. Shareholders can look up the Fund’s Forms N-CSR or Part F of Form N-PORT on the SEC’s website (www.sec.gov).

Long-Term Investments

	Principal		% of
	Amount	Value	Net Assets
U.S. Treasury Securities
U.S. Treasury Bonds:
1.500%, 06/15/2020	$78,000,000	$77,972,578	4.5%
1.500%, 08/15/2020	58,400,000	58,354,375	3.4%
1.375%, 09/15/2020	106,000,000	105,805,390	6.1%
1.625%, 10/15/2020	85,000,000	84,990,039	4.9%
2.625%, 11/15/2020	20,000,000	20,167,969	1.1%
1.875%, 12/15/2020	132,000,000	132,288,750	7.6%
2.000%, 01/15/2021	65,000,000	65,247,585	3.8%
Total U.S. Treasury Securities
(Cost $544,326,230)		544,826,686	31.4%
Other Government Related Securities
Syngenta Finance NV,
3.698%, 04/24/2020(1)(2)	7,500,000	7,523,598	0.5%
Other Government Related Securities(1)(2)(3)(7)		17,884,051	1.0%
Total Other Government Related Securities
(Cost $25,369,817)		25,407,649	1.5%
Corporate Bonds
Industrials
Broadcom, Inc.,
2.375%, 01/15/2020	10,500,000	10,500,469	0.6%
Bunge Limited Finance Corp.,
3.500%, 11/24/2020	9,298,000	9,413,987	0.5%
CNH Industrial Capital LLC,
4.375%, 11/06/2020	11,550,000	11,737,688	0.7%
Columbia Pipeline Group, Inc.,
3.300%, 06/01/2020	11,585,000	11,624,430	0.7%
CVS Health Corp.,
2.605%, 03/09/2021
(3 Month LIBOR USD + 0.720%)(3)	7,485,000	7,530,896	0.4%
Dollar Tree, Inc.,
2.702%, 04/17/2020
(3 Month LIBOR USD + 0.700%)(3)	11,231,000	11,233,085	0.7%

The accompanying notes are an integral part of these financial statements.

Baird Ultra Short Bond Fund
Summary Schedule of Investments, December 31, 2019

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
EMD Finance LLC,
2.400%, 03/19/2020(2)	$11,200,000	$11,203,432	0.7%
Energy Transfer Partners LP,
4.150%, 10/01/2020	12,435,000	12,567,575	0.7%
Molex Electronic Technologies LLC,
2.878%, 04/15/2020(2)	12,804,000	12,821,124	0.7%
Occidental Petroleum Corp.,
3.360%, 08/15/2022
(3 Month LIBOR USD + 1.450%)(3)	8,000,000	8,042,751	0.5%
Sabine Pass Liquefaction LLC,
5.625%, 02/01/2021	12,300,000	12,643,083	0.7%
Time Warner Cable LLC,
5.000%, 02/01/2020	10,252,000	10,271,199	0.6%
Viterra, Inc.,
5.950%, 08/01/2020(1)(2)	11,650,000	11,893,050	0.7%
Vulcan Materials Co.,
2.557%, 03/01/2021
(3 Month LIBOR USD + 0.650%)(3)	9,236,000	9,253,694	0.5%
Williams Companies, Inc.,
5.250%, 03/15/2020	9,976,000	10,034,579	0.6%
Zimmer Holdings, Inc.,
2.700%, 04/01/2020	11,200,000	11,207,279	0.6%
Other Industrials(1)(2)(3)(7)		264,907,136	15.3%
Total Industrials
(Cost $435,996,478)		436,885,457	25.2%
Utilities
EDP Finance BV,
4.125%, 01/15/2020(1)(2)	10,925,000	10,913,157	0.6%
Other Utilities(3)(7)		10,363,844	0.6%
Total Utilities
(Cost $21,280,195)		21,277,001	1.2%
Financials
AerCap Holdings N.V.,
4.625%, 10/30/2020(1)	8,711,000	8,885,268	0.5%
Ally Financial, Inc.,
4.125%, 03/30/2020	12,000,000	12,045,000	0.7%
First Horizon National Corp.,
3.500%, 12/15/2020	8,794,000	8,890,691	0.5%
PNC Bank NA,
2.315%, 12/09/2022
(3 Month LIBOR USD + 0.430%)(3)	8,000,000	8,008,360	0.4%
Royal Bank of Scotland PLC,
5.625%, 08/24/2020(1)	8,200,000	8,382,984	0.5%

The accompanying notes are an integral part of these financial statements.

Baird Ultra Short Bond Fund
Summary Schedule of Investments, December 31, 2019

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
SunTrust Banks, Inc.,
2.494%, 05/17/2022
(3 Month LIBOR USD + 0.590%)(3)	$8,400,000	$8,440,156	0.5%
Wells Fargo Bank NA,
2.545%, 09/09/2022
(3 Month LIBOR USD + 0.660%)(3)	8,150,000	8,192,921	0.5%
Other Financials(1)(2)(3)(7)		207,310,113	12.0%
Total Financials
(Cost $269,625,213)		270,155,493	15.6%
Total Corporate Bonds
(Cost $726,901,886)		728,317,951	42.0%
Municipal Bonds
New Jersey Economic Development Authority,
0.000%, 02/15/2021	8,185,000	8,003,702	0.5%
State of Illinois,
5.463%, 02/01/2020	11,240,000	11,266,414	0.7%
Other Municipal Bonds(4)(7)		5,970,302	0.3%
Total Municipal Bonds
(Cost $25,221,039)		25,240,418	1.5%
Residential Mortgage-Backed Securities
U.S. Government Agency Issues
Other U.S. Government Agency Issues(7)		91	0.0%
Total U.S. Government Agency Issues
(Cost $88)		91	0.0%
Non-U.S. Government Agency Issues
Mill City Mortgage Trust,
Series 2015-1, Class A3, 3.000%, 06/25/2056(2)(4)	8,090,976	8,086,070	0.5%
Other Non-U.S. Government Agency Issues(2)(3)(7)		19,460,365	1.1%
Total Non-U.S. Government Agency Issues
(Cost $27,522,575)		27,546,435	1.6%
Commercial Mortgage-Backed Securities
Non-U.S. Government Agency Issues
GS Mortgage Securities Trust,
Series 2012-GC6, Class AAB, 3.314%, 01/12/2045	12,705,611	12,803,235	0.7%
Other Non-U.S. Government Agency Issues(7)		8,392,746	0.5%
Total Non-U.S. Government Agency Issues
(Cost $21,188,134)		21,195,981	1.2%
Asset Backed Securities
American Express Credit Account Master Trust,
Series 2017-3, Class A, 1.770%, 11/15/2022	2,000,000	1,999,262	0.1%
Series 2017-6, Class A, 2.040%, 05/15/2023	7,092,000	7,102,842	0.4%
Series 2017-1, Class A, 1.930%, 09/15/2022	8,384,000	8,383,620	0.5%

The accompanying notes are an integral part of these financial statements.

Baird Ultra Short Bond Fund
Summary Schedule of Investments, December 31, 2019

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Capital One Multi-Asset Execution Trust,
Series 2017-A1, Class A1, 2.000%, 01/17/2023	$10,000,000	$10,001,208	0.6%
Citibank Credit Card Issuance Trust,
Series 2017-A3, Class A3, 1.920%, 04/07/2022	11,125,000	11,124,403	0.6%
Ford Credit Auto Owner Trust,
Series 2015-2, Class A, 2.440%, 01/15/2027(2)	9,343,000	9,362,930	0.5%
GM Financial Consumer Automobile Receivables Trust,
Series 2018-1, Class A3, 2.320%, 07/18/2022	8,623,097	8,645,862	0.5%
GMF Floorplan Owner Revolving Trust,
Series 2017-1, Class A1, 2.220%, 01/18/2022(2)	8,511,000	8,510,820	0.5%
Golden Credit Card Trust,
Series 2017-2A, Class A, 1.980%, 04/15/2022(1)(2)	20,420,000	20,418,334	1.2%
Honda Auto Receivables 2019-2 Owner Trust,
Series 2019-2, Class A2, 2.570%, 12/21/2021	10,806,000	10,841,127	0.6%
Master Credit Card Trust II,
Series 2017-1A, Class A, 2.260%, 07/21/2021(1)(2)	14,600,000	14,573,755	0.8%
Santander Retail Auto Lease Trust,
Series 2017-A, Class A4, 2.370%, 01/20/2022(2)	10,000,000	10,011,751	0.6%
Synchrony Credit Card Master Note Trust,
Series 2015-1, Class A, 2.370%, 03/15/2023	12,075,000	12,084,404	0.7%
Verizon Owner Trust,
Series 2017-3A, Class A1A, 2.060%, 04/20/2022(2)	8,435,424	8,438,201	0.5%
Volvo Financial Equipment LLC,
Series 2018-1A, Class A3, 2.540%, 02/15/2022(2)	7,707,392	7,726,565	0.5%
Walt Disney Co.,
Series 2015-A4, Class A4, 2.190%, 04/17/2023	8,859,000	8,883,634	0.5%
Other Asset Backed Securities(1)(2)(4)(7)		167,726,937	9.7%
Total Asset Backed Securities
(Cost $325,251,898)		325,835,655	18.8%
Total Long-Term Investments
(Cost $1,695,781,667)		1,698,370,866	98.0%

The accompanying notes are an integral part of these financial statements.

Baird Ultra Short Bond Fund
Summary Schedule of Investments, December 31, 2019

Short-Term Investments

	Principal		% of
	Amount	Value	Net Assets
Commercial Paper
Catholic Health Initiatives, 1.73%(5)	$10,000,000	$9,979,384	0.6%
		9,979,384	0.6%

	Shares
Money Market Mutual Fund
First American Government Obligations
Fund, Class U, 1.53%(6)	68,477,942	68,477,942	3.9%
Total Short-Term Investments
(Cost $78,453,442)		78,457,326	4.5%
Total Investments
(Cost $1,774,235,109)		1,776,828,192	102.5%
Liabilities in Excess of Other Assets		(43,293,681)	(2.5)%
TOTAL NET ASSETS		$1,733,534,511	100.0%
Notes to Summary Schedule of Investments
LIBOR – London Inter-bank Offered Rate
(1)	Foreign security, or group of securities contains a foreign security.
(2)
Security, or group of securities contains a security, issued under Rule 144A under the Securities Act of 1933 and classified as liquid under the Fund’s liquidity risk management program. Purchased in a private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers. At December 31, 2019, the value of these securities total $315,841,551, which represents 18.22% of total net assets.

(3)	Variable rate security, or group of securities contains a variable rate security, based on a reference index and spread. The rate reported is the rate in effect as of December 31, 2019.
(4)	Variable rate security, or group of securities contains a variable rate security. The coupon is based on an underlying pool of loans. The rate reported is the rate in effect as of December 31, 2019.
(5)	Effective Yield.
(6)	Seven-day yield.
(7)	Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

Summary of Fair Value Exposure at December 31, 2019

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The accompanying notes are an integral part of these financial statements.

Baird Ultra Short Bond Fund
Summary Schedule of Investments, December 31, 2019

Summary of Fair Value Exposure at December 31, 2019 (cont.)

The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability.  These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 –	Unadjusted quoted prices in active markets for identical unrestricted securities.
Level 2 –
Other significant observable inputs (including quoted prices for similar securities, quoted prices in inactive markets, dealer indications, interest rates, yield curves, prepayment speeds, credit risk, default rates, inputs corroborated by observable market data, etc.).

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions about the factors that market participants would use in valuing the security) based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2019:

	Level 1	Level 2	Level 3	Total
Long-Term Investments
U.S. Treasury Securities	$—	$544,826,686	$—	$544,826,686
Other Government Related Securities	—	25,407,649	—	25,407,649
Corporate Bonds	—	728,317,951	—	728,317,951
Municipal Bonds	—	25,240,418	—	25,240,418
Residential Mortgage-Backed Securities –
U.S. Government Agency Issues	—	91	—	91
Residential Mortgage-Backed Securities –
Non-U.S. Government Agency Issues	—	27,546,435	—	27,546,435
Commercial Mortgage-Backed Securities –
Non-U.S. Government Agency Issues	—	21,195,981	—	21,195,981
Asset Backed Securities	—	325,835,655	—	325,835,655
Total Long-Term Investments	—	1,698,370,866	—	1,698,370,866
Short-Term Investments
Commercial Paper	—	9,979,384	—	9,979,384
Money Market Mutual Fund	68,477,942	—	—	68,477,942
Total Short-Term Investments	68,477,942	—	—	78,457,326
Total Investments	$68,477,942	$1,708,350,250	$—	$1,776,828,192

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy. There were no transfers into or out of Level 3 during the reporting period, as compared to the security classifications from the prior year’s annual report. See the Fund’s Valuation Policy in Note 2a to the financial statements.

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Bond Fund
December 31, 2019 (Unaudited)

The Baird Short-Term Bond Fund seeks an annual rate of total return, before Fund expenses, greater than the annual rate of total return of the Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index. The Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index is an unmanaged, market value weighted index of investment grade, fixed-rate debt issues, including government and credit securities, with maturities between one and three years.

Treasury yields fell in 2019 as growing recession fears compelled the Fed to pivot to a more accommodative policy stance which included three rate cuts and a renewed expansion of its balance sheet in the second half of the year. The 10-year Treasury fell to a low of 1.46% on September 4th before trending higher to end the year at 1.92%, still 76 basis points lower for the year. In January, Chairman Powell said the Fed would be “patient”, signaling a prolonged pause to further rate hikes. As global growth slowed and US/China trade tensions rose, the Fed made the first “insurance” rate cut in July and ultimately cut the Fed funds rate two more times, bringing the target range to 1.50%-1.75% by the end of October. The pivot to more accommodation by the Fed, along with easing measures by other global central banks, calmed the market’s recession concerns. The curve steepened and the 3-month to 10-year yield spread “de-inverted”, closing the year at positive 37 basis points. De-escalation in US/China trade tensions provided additional market support as the two countries agreed to a “phase one deal” and, in the UK, markets got clarity on Brexit, as Boris Johnson and the Conservative party won a historically large majority in Parliament, paving the way for Britain to approve the separation agreement with the European Union by the January 31, 2020 deadline.

During 2019, the Fund’s Institutional Class Shares generated strong absolute and relative returns and outperformed its benchmark by 65 basis points net of fees.

The primary factors contributing to the Fund’s absolute and relative performance in 2019 include:

•	Credit Positioning
• Positive – Overweight to Investment Grade Credit
• Positive – Active positioning within Investment Grade Credit
• Positive – Overweight to Financials as well as an overweight to BBB Credit
• Positive – Underweight to Other Government/Non-Corp Credit in favor of Corporate Credit
•	Mortgage-Backed Securities (MBS) & Asset-Backed Securities (ABS) Positioning
• Positive – Exposure to Non-Agency Residential Mortgage-Backed Securities (RMBS) & ABS
• Modest Positive – Exposure to Non-Agency Commercial Mortgage-Backed Securities (CMBS)
•	Yield Curve Positioning
• Modest detractor – Modest overweight to less than 1-year maturities and modest underweight to 1-3 year maturities as the curve steepened

The economic outlook for 2020 is largely similar to what occurred in 2019, with a continuation of modest economic growth (1.5% – 2.5%) and moderate inflation at or below the Fed’s 2.0% target level for Core PCE. With this outlook, a stable but accommodative Fed stance is also likely to prevail for the year. One would expect that a favorable economic, inflation and monetary backdrop would imply stable market rates as well, but bouts of higher volatility are to be expected, particularly since 2020 is an election year, other geopolitical “hotspots” persist such as Iran and the global economic impact of the Coronavirus (COVID-19) outbreak is currently unknown. Prior to the outbreak, the global economic picture appeared to be improving on the margin, with the timing of Brexit resolved and the “Phase One” trade agreement between the U.S and China in place.

We maintain an overweight to Investment Grade Corporate Credit, particularly Financials. We maintain an allocation to the MBS/ABS sectors at the senior part of the capital structure due to what we believe are favorable risk/reward characteristics and the broad sector diversification benefits they provide. As a reminder, we only purchase investment grade, U.S. dollar denominated securities in the cash bond market (no derivatives). The Fund remains duration neutral to its benchmark and we believe it is well positioned to add value relative to its benchmark.

Baird Short-Term Bond Fund
December 31, 2019 (Unaudited)

Portfolio Characteristics

Quality Distribution(1)(2)
	Net Assets	$6,651,437,392

	SEC 30-Day
	Yield(3)
	Institutional Class	1.89%
	Investor Class	1.64%

	Average
	Effective
	Duration	1.87 years

	Average
	Effective
	Maturity	1.98 years

	Annualized
Sector Weightings(1)	Expense
	Ratio(4)
	Institutional Class	0.30%
	Investor Class	0.55%	(5)

	Portfolio
	Turnover Rate	64%

	Number of
	Holdings	465

(1)	Percentages shown are based on the Fund’s total investments.
(2)
The quality profile is calculated on a market value-weighted basis using the highest credit quality rating for each security held by the Fund given by S&P, Moody’s or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (NRSRO).  NRSROs rate the credit quality of securities using a scale that generally ranges from AAA (highest) to D (lowest).

(3)	SEC yields are based on SEC guidelines and are calculated for the 30 days ended December 31, 2019.
(4)	Reflects expense ratios as stated in the Fund’s current prospectus.
(5)	Includes 0.25% 12b-1 fee.

Baird Short-Term Bond Fund
December 31, 2019 (Unaudited)

Institutional Class
Value of a $25,000 Investment

Growth of a hypothetical investment of $25,000 made on 12/31/09, assuming reinvestment of all distributions.

Investor Class
Value of a $10,000 Investment

Growth of a hypothetical investment of $10,000 made on the Fund’s inception date (09/19/12), assuming reinvestment of all distributions.

Baird Short-Term Bond Fund
December 31, 2019 (Unaudited)

Total Returns

		Average Annual
				Since	Since
	One	Five	Ten	Inception	Inception
For the Periods Ended December 31, 2019	Year	Years	Years	(8/31/04)	(9/19/12)
Institutional Class Shares	4.68%	2.16%	2.42%	2.80%	N/A
Investor Class Shares	4.42%	1.91%	N/A	N/A	1.73%
Bloomberg Barclays 1-3 Year U.S.
Government/Credit Bond Index(1)	4.03%	1.67%	1.54%	2.41%	1.37%

(1)
The Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index is an unmanaged, market value weighted index of investment grade, fixed-rate debt issues, including government and corporate securities, with maturities between one and three years.  This Index does not reflect any deduction for fees, expenses or taxes.  A direct investment in an index is not possible.

The line graphs on the previous page and the returns shown in the table above reflect reinvestment of dividends and/or capital gains distributions in additional shares.  The returns in the graphs and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The returns  reflect the actual performance for each period and do not include the impact of trades executed on the last business day of the period that were recorded on the first business day of the next period.

The Fund’s gross expense ratio for each Class, as reflected in the Fund’s current prospectus, is set forth under “Portfolio Characteristics”.

The Fund may invest in U.S. dollar denominated foreign securities which involve additional risks such as political and economic instability, and different and sometimes less strict financial reporting standards and regulation. The Fund may also invest in mortgage- and asset-backed securities, which include interest rate and prepayment risks more pronounced than those of other fixed income securities.

Past performance does not guarantee future results.  Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

For information about the performance of the Fund as of the most recent month-end, please call 1-866-44BAIRD or visit www.bairdfunds.com.  Mutual fund performance changes over time and current performance may be lower or higher than that stated.

Baird Short-Term Bond Fund
Summary Schedule of Investments, December 31, 2019

This schedule summarizes the Fund’s holdings by asset type. Details are reported for each of the Fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the Fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The Fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, as of the quarter end. For the second and fourth fiscal quarters, the complete listing of the Fund’s holdings is available electronically at http://www.bairdassetmanagement.com/baird-funds/funds-and-performance#Literature and in the Fund’s Form N-CSR on the Securities and Exchange Commission’s website (www.sec.gov) or you can have it mailed to you without charge by calling 1-866-44BAIRD. For the first and third fiscal quarters, the Fund files the lists with the SEC on Part F of Form N-PORT. Shareholders can look up the Fund’s Forms N-CSR or Part F of Form N-PORT on the SEC’s website (www.sec.gov).

Long-Term Investments
	Principal		% of
	Amount	Value	Net Assets
U.S. Treasury Securities
U.S. Treasury Bonds:
2.000%, 08/31/2021	$352,200,000	$354,525,070	5.3%
1.125%, 09/30/2021	671,100,000	665,699,739	10.0%
1.875%, 03/31/2022	161,165,000	162,191,168	2.5%
1.625%, 08/31/2022	699,425,000	699,998,745	10.5%
2.125%, 12/31/2022	357,000,000	362,438,674	5.5%
Total U.S. Treasury Securities
(Cost $2,227,340,172)		2,244,853,396	33.8%
Other Government Related Securities
Other Government Related Securities(1)(2)(3)(8)		54,254,334	0.8%
Total Other Government Related Securities
(Cost $53,405,761)		54,254,334	0.8%
Corporate Bonds
Industrials
Alimentation Couche-Tard, Inc.,
2.700%, 07/26/2022(1)(2)	33,135,000	33,499,271	0.5%
Anglo American Capital PLC,
4.125%, 04/15/2021(1)(2)	27,850,000	28,405,932	0.4%
ArcelorMittal,
6.250%, 02/25/2022(1)	28,418,000	30,631,665	0.5%
Bayer US Finance II LLC,
3.500%, 06/25/2021(2)	26,245,000	26,723,786	0.4%
Becton Dickinson and Co.,
2.894%, 06/06/2022	22,500,000	22,874,686	0.3%
Broadcom, Inc.,
3.000%, 01/15/2022	30,095,000	30,540,231	0.4%
Charter Communications Operating LLC,
4.464%, 07/23/2022	22,835,000	24,003,448	0.4%
Diamond 1 Finance Corp. / Diamond 2 Finance Corp.,
4.420%, 06/15/2021(2)	21,922,000	22,560,185	0.3%
DXC Technology Co.,
4.450%, 09/18/2022	29,598,000	31,082,833	0.5%

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Bond Fund
Summary Schedule of Investments, December 31, 2019

Long-Term Investments (cont.)
	Principal		% of
	Amount	Value	Net Assets
Elanco Animal Health, Inc.,
3.912%, 08/27/2021(4)	$32,689,000	$33,536,803	0.5%
Encana Corp.,
3.900%, 11/15/2021(1)	32,690,000	33,479,321	0.5%
General Electric Co.,
3.150%, 09/07/2022	25,175,000	25,707,134	0.4%
Hewlett Packard Enterprise Co.,
2.250%, 04/01/2023	23,000,000	22,976,892	0.3%
Kerry Group Financial Services Unltd Co.,
3.200%, 04/09/2023(1)(2)	25,425,000	25,743,772	0.4%
Keurig Dr Pepper, Inc.,
2.530%, 11/15/2021	23,880,000	24,037,920	0.4%
Microchip Technology, Inc.,
3.922%, 06/01/2021	33,643,000	34,406,044	0.5%
Molex Electronic Technologies LLC,
2.878%, 04/15/2020(2)	31,453,000	31,495,065	0.5%
Mylan, Inc.,
3.125%, 01/15/2023(2)	23,591,000	23,939,342	0.4%
Suntory Holdings Ltd.,
2.550%, 06/28/2022(1)(2)	25,600,000	25,739,524	0.4%
Total System Services, Inc.,
3.800%, 04/01/2021	30,693,000	31,296,807	0.5%
Verizon Communications, Inc.,
2.946%, 03/15/2022	31,030,000	31,740,312	0.5%
Volkswagen Group of America Finance LLC,
4.000%, 11/12/2021(2)	24,700,000	25,546,807	0.4%
Williams Companies, Inc.,
3.700%, 01/15/2023	22,537,000	23,342,899	0.3%
Zimmer Holdings, Inc.,
2.700%, 04/01/2020	27,785,000	27,803,058	0.4%
Other Industrials(1)(2)(3)(8)		1,328,102,925	20.0%
Total Industrials
(Cost $1,970,451,211)		1,999,216,662	30.1%
Utilities
Dominion Energy, Inc.,
2.450%, 01/15/2023(2)	30,000,000	30,104,848	0.5%
Enel Finance International NV,
2.875%, 05/25/2022(1)(2)	28,583,000	28,952,229	0.4%
Other Utilities(1)(2)(3)(8)		56,441,768	0.8%
Total Utilities
(Cost $115,004,670)		115,498,845	1.7%
Financials
AerCap Holdings N.V.,
4.450%, 12/16/2021(1)	25,000,000	26,057,829	0.4%

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Bond Fund
Summary Schedule of Investments, December 31, 2019

Long-Term Investments (cont.)
	Principal		% of
	Amount	Value	Net Assets
BNP Paribas SA,
2.950%, 05/23/2022(1)(2)	$23,125,000	$23,584,480	0.4%
BPCE SA,
3.000%, 05/22/2022(1)(2)	32,127,000	32,692,307	0.5%
Canadian Imperial Bank of Commerce,
2.606%, 07/22/2023
(3 Month LIBOR USD + 0.785%)(1)(3)	32,050,000	32,399,716	0.5%
Capital One NA,
3.375%, 02/15/2023	25,282,000	26,121,312	0.4%
Cooperatieve Rabobank UA,
3.950%, 11/09/2022(1)	31,045,000	32,460,847	0.5%
HSBC Holdings PLC,
3.262%, 03/13/2023
(3 Month LIBOR USD + 1.055%)(1)(3)	28,200,000	28,844,673	0.4%
JPMorgan Chase & Co.,
3.514%, 06/18/2022
(3 Month LIBOR USD + 0.610%)(3)	23,010,000	23,508,367	0.3%
KeyBank NA,
3.180%, 05/22/2022	25,343,000	25,857,000	0.4%
Lloyds Bank PLC,
2.907%, 11/07/2023
(3 Month LIBOR USD + 0.810%)(1)(3)	21,704,000	22,031,160	0.3%
Stifel Financial Corp.,
3.500%, 12/01/2020	27,498,000	27,846,985	0.4%
Other Financials(1)(2)(3)(8)		1,028,396,098	15.5%
Total Financials
(Cost $1,307,219,680)		1,329,800,774	20.0%
Total Corporate Bonds
(Cost $3,392,675,561)		3,444,516,281	51.8%
Municipal Bonds
County of Sacramento CA:
7.680%, 08/15/2021(7)	33,785,000	35,412,761	0.6%
Other Municipal Bonds(7)(8)		48,090,356	0.7%
Total Municipal Bonds
(Cost $83,769,539)		83,503,117	1.3%
Residential Mortgage-Backed Securities
Non-U.S. Government Agency Issues
CSMC Trust,
Series 2019-RPL1,
Class A1A, 3.650%, 07/25/2058(2)(4)	43,845,633	45,301,124	0.7%

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Bond Fund
Summary Schedule of Investments, December 31, 2019

Long-Term Investments (cont.)
	Principal		% of
	Amount	Value	Net Assets
Towd Point Mortgage Trust:
Series 2015-4, Class A1B, 2.750%, 04/25/2055(2)(4)	$995,795	$994,591	0.0%
Series 2015-4, Class A1, 3.500%, 04/25/2055(2)(4)	2,144,410	2,154,399	0.0%
Series 2016-5, Class A1, 2.500%, 10/25/2056(2)(4)	7,201,662	7,202,113	0.1%
Series 2017-1, Class A1, 2.750%, 10/25/2056(2)(4)	14,127,889	14,224,290	0.2%
Series 2017-5, Class A1, 2.392%, 02/26/2057
(1 Month LIBOR USD + 0.600%)(2)(3)	8,673,683	8,652,253	0.1%
Series 2017-2, Class A1, 2.750%, 04/25/2057(2)(4)	3,839,446	3,864,702	0.1%
Series 2017-3, Class A1, 2.750%, 06/25/2057(2)(4)	12,197,156	12,245,572	0.2%
Series 2017-6, Class A1, 2.750%, 10/25/2057(2)(4)	6,875,520	6,917,083	0.1%
Series 2018-6, Class A1A, 3.750%, 03/25/2058(2)(4)	11,678,355	12,017,471	0.2%
Other Non-U.S. Government Agency Issues(2)(3)(4)(6)(7)(8)		81,478,532	1.2%
Total Non-U.S. Government Agency Issues
(Cost $194,505,926)		195,052,130	2.9%
Commercial Mortgage-Backed Securities
U.S. Government Agency Issues
Other U.S. Government Agency Issues(8)		10,182,184	0.2%
Total U.S. Government Agency Issues
(Cost $10,049,761)		10,182,184	0.2%
Non-U.S. Government Agency Issues
GS Mortgage Securities Trust,
Series 2012-GCJ9, Class A3, 2.773%, 11/13/2045	23,064,634	23,358,150	0.3%
Other Non-U.S. Government Agency Issues(4)(8)		177,188,651	2.7%
Total Non-U.S. Government Agency Issues
(Cost $200,559,862)		200,546,801	3.0%
Asset Backed Securities
Dell Equipment Finance Trust,
Series 2019-1, Class A3, 2.830%, 03/22/2024(2)	27,550,000	27,877,145	0.4%
Ford Credit Auto Owner Trust,
Series 2017-1, Class A, 2.620%, 08/15/2028(2)	24,017,000	24,294,332	0.4%
Synchrony Card Funding LLC,
Series 2019-A1, Class A, 2.950%, 03/15/2025	26,950,000	27,482,696	0.4%
Synchrony Card Issuance Trust,
Series 2018-A1, Class A, 3.380%, 09/15/2024	33,970,000	34,729,841	0.5%
Towd Point Mortgage Trust,
Series 2019-MH1, 3.000%, 11/25/2058(2)(4)	10,201,209	10,248,747	0.1%
Verizon Owner Trust,
Series 2019-B, Class A1A, 2.330%, 12/20/2023	24,450,000	24,625,453	0.4%
Other Asset Backed Securities(1)(2)(8)		153,063,476	2.3%
Total Asset Backed Securities
(Cost $298,757,333)		302,321,690	4.5%
Total Long-Term Investments
(Cost $6,461,063,915)		6,535,229,933	98.3%

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Bond Fund
Summary Schedule of Investments, December 31, 2019

Short-Term Investment

			% of
	Shares	Value	Net Assets
Money Market Mutual Fund
First American Government Obligations
Fund, Class U, 1.53%(5)	206,090,450	$206,090,450	3.1%
Total Short-Term Investment
(Cost $206,090,450)		206,090,450	3.1%
Total Investments
(Cost $6,667,154,365)		6,741,320,383	101.4%
Liabilities in Excess of Other Assets		(89,882,991)	(1.4)%
TOTAL NET ASSETS		$6,651,437,392	100.0%
Notes to Summary Schedule of Investments
LIBOR – London Inter-bank Offered Rate
(1)	Foreign security, or group of securities contains a foreign security.
(2)
Security, or group of securities contains a security, issued under Rule 144A under the Securities Act of 1933 and classified as liquid under the Fund’s liquidity risk management program. Purchased in a private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers. At December 31, 2019, the value of these securities total $1,553,692,141, which represents 23.36% of total net assets.

(3)	Variable rate security, or group of securities contains a variable rate security, based on a reference index and spread. The rate reported is the rate in effect as of December 31, 2019.
(4)	Variable rate security, or group of securities contains a variable rate security. The coupon is based on an underlying pool of loans. The rate reported is the rate in effect as of December 31, 2019.
(5)	Seven-day yield.
(6)	Security, or group of securities contains a security, that, on the last payment date, missed a partial principal or interest payment.
(7)	Step-up bond or group of securities contains a step-up bond; the interest rate shown is the rate in effect as of December 31, 2019.
(8)	Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

Summary of Fair Value Exposure at December 31, 2019

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Bond Fund
Summary Schedule of Investments, December 31, 2019

Summary of Fair Value Exposure at December 31, 2019 (cont.)

The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability.  These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 –	Unadjusted quoted prices in active markets for identical unrestricted securities.
Level 2 –
Other significant observable inputs (including quoted prices for similar securities, quoted prices in inactive markets, dealer indications, interest rates, yield curves, prepayment speeds, credit risk, default rates, inputs corroborated by observable market data, etc.).

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions about the factors that market participants would use in valuing the security) based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2019:

	Level 1	Level 2	Level 3	Total
Long-Term Investments
U.S. Treasury Securities	$—	$2,244,853,396	$—	$2,244,853,396
Other Government Related Securities	—	54,254,334	—	54,254,334
Corporate Bonds	—	3,444,516,281	—	3,444,516,281
Municipal Bonds	—	83,503,117	—	83,503,117
Residential Mortgage-Backed Securities –
Non-U.S. Government Agency Issues	—	195,052,130	—	195,052,130
Commercial Mortgage-Backed Securities –
U.S. Government Agency Issues	—	10,182,184	—	10,182,184
Commercial Mortgage-Backed Securities –
Non-U.S. Government Agency Issues	—	200,546,801	—	200,546,801
Asset Backed Securities	—	302,321,690	—	302,321,690
Total Long-Term Investments	—	6,535,229,933	—	6,535,229,933
Short-Term Investment
Money Market Mutual Fund	206,090,450	—	—	206,090,450
Total Short-Term Investment	206,090,450	—	—	206,090,450
Total Investments	$206,090,450	$6,535,229,933	$—	$6,741,320,383

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy. There were no transfers into or out of Level 3 during the reporting period, as compared to the security classifications from the prior year’s annual report. See the Fund’s Valuation Policy in Note 2a to the financial statements.

The accompanying notes are an integral part of these financial statements.

Baird Intermediate Bond Fund
December 31, 2019 (Unaudited)

The Baird Intermediate Bond Fund seeks an annual rate of total return, before Fund expenses, greater than the annual rate of total return of the Bloomberg Barclays Intermediate U.S. Government/Credit Bond Index. The Bloomberg Barclays Intermediate U.S. Government/Credit Bond Index is an unmanaged, market value weighted index of investment grade, fixed-rate debt issues, including government and credit securities, with maturities between one and ten years.

Treasury yields fell in 2019 as growing recession fears compelled the Fed to pivot to a more accommodative policy stance which included three rate cuts and a renewed expansion of its balance sheet in the second half of the year. The 10-year Treasury fell to a low of 1.46% on September 4th before trending higher to end the year at 1.92%, still 76 basis points lower for the year. In January, Chairman Powell said the Fed would be “patient”, signaling a prolonged pause to further rate hikes. As global growth slowed and US/China trade tensions rose, the Fed made the first “insurance” rate cut in July and ultimately cut the Fed funds rate two more times, bringing the target range to 1.50%-1.75% by the end of October. The pivot to more accommodation by the Fed, along with easing measures by other global central banks, calmed the market’s recession concerns. The curve steepened and the 3-month to 10-year yield spread “de-inverted”, closing the year at positive 37 basis points. De-escalation in US/China trade tensions provided additional market support as the two countries agreed to a “phase one deal” and, in the UK, markets got clarity on Brexit, as Boris Johnson and the Conservative party won a historically large majority in Parliament, paving the way for Britain to approve the separation agreement with the European Union by the January 31, 2020 deadline.

During 2019, the Fund’s Institutional Class Shares generated strong absolute and relative returns and outperformed its benchmark by 25 basis points net of fees.

The primary factors contributing to the Fund’s absolute and relative performance in 2019 include:

•	Credit Positioning
• Positive – Overweight to Investment Grade Credit
• Positive – Active positioning within Investment Grade Credit
• Positive – Overweight to Financials as well as an overweight to BBB Credit
• Positive – Underweight to Other Government/Non-Corp Credit in favor of Corporate Credit
•	Mortgage-Backed Securities (MBS) & Asset-Backed Securities (ABS) Positioning
• Positive – Exposure to Commercial Mortgage-Backed Securities (CMBS) (Agency & Non-Agency)
• Positive – Exposure to ABS
•	Yield Curve Positioning
• Modest detractor – Modest overweight to less than 1-year maturities and modest underweight to 1-3 year maturities as the curve steepened

The economic outlook for 2020 is largely similar to what occurred in 2019, with a continuation of modest economic growth (1.5% – 2.5%) and moderate inflation at or below the Fed’s 2.0% target level for Core PCE. With this outlook, a stable but accommodative Fed stance is also likely to prevail for the year. One would expect that a favorable economic, inflation and monetary backdrop would imply stable market rates as well, but bouts of higher volatility are to be expected, particularly since 2020 is an election year, other geopolitical “hotspots” persist such as Iran and the global economic impact of the Coronavirus (COVID-19) outbreak is currently unknown. Prior to the outbreak, the global economic picture appeared to be improving on the margin, with the timing of Brexit resolved and the “Phase One” trade agreement between the U.S and China in place.

We maintain a modest overweight to Investment Grade Corporate Credit, particularly Financials. We maintain an allocation to the MBS/ABS sectors at the senior part of the capital structure due to what we believe are favorable risk/reward characteristics and the broad sector diversification benefits they provide. As a reminder, we only purchase investment grade, U.S. dollar denominated securities in the cash bond market (no derivatives). The Fund remains duration neutral to its benchmark and we believe it is well positioned to add value relative to its benchmark.

Baird Intermediate Bond Fund
December 31, 2019 (Unaudited)

Portfolio Characteristics

Quality Distribution(1)(2)
	Net Assets	$4,394,235,797

	SEC 30-Day
	Yield(3)
	Institutional Class	1.95%
	Investor Class	1.69%

	Average
	Effective
	Duration	3.91 years

	Average
	Effective
	Maturity	4.33 years

	Annualized
	Expense
Sector Weightings(1)	Ratio(4)
	Institutional Class	0.30%
	Investor Class	0.55%	(5)

	Portfolio
	Turnover Rate	26%

	Number of
	Holdings	482

(1)	Percentages shown are based on the Fund’s total investments.
(2)
The quality profile is calculated on a market value-weighted basis using the highest credit quality rating for each security held by the Fund given by S&P, Moody’s or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (NRSRO).  NRSROs rate the credit quality of securities using a scale that generally ranges from AAA (highest) to D (lowest).

(3)	SEC yields are based on SEC guidelines and are calculated for the 30 days ended December 31, 2019.
(4)	Reflects expense ratios as stated in the Fund’s current prospectus.
(5)	Includes 0.25% 12b-1 fee.

Baird Intermediate Bond Fund
December 31, 2019 (Unaudited)

Institutional Class
Value of a $25,000 Investment
Growth of a hypothetical investment of $25,000 made on 12/31/09, assuming reinvestment of all distributions.

Investor Class
Value of a $10,000 Investment

Growth of a hypothetical investment of $10,000 made on 12/31/09, assuming reinvestment of all distributions.

Baird Intermediate Bond Fund
December 31, 2019 (Unaudited)

Total Returns

		Average Annual
	One	Five	Ten	Since
For the Periods Ended December 31, 2019	Year	Years	Years	Inception(1)
Institutional Class Shares	7.05%	2.81%	3.74%	4.76%
Investor Class Shares	6.83%	2.57%	3.49%	4.50%
Bloomberg Barclays Intermediate U.S.
Government/Credit Bond Index(2)	6.80%	2.57%	3.05%	4.33%

(1)	For the period from September 29, 2000 (inception date) through December 31, 2019.
(2)
The Bloomberg Barclays Intermediate U.S. Government/Credit Bond Index is an unmanaged, market value weighted index of investment grade, fixed-rate debt issues, including government and corporate securities, with maturities between one and ten years.  This Index does not reflect any deduction for fees, expenses or taxes.  A direct investment in an index is not possible.

The line graphs on the previous page and the returns shown in the table above reflect reinvestment of dividends and/or capital gains distributions in additional shares.  The returns in the graphs and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The returns reflect the actual performance for each period and do not include the impact of trades executed on the last business day of the period that were recorded on the first business day of the next period.

The Fund’s gross expense ratio for each Class, as reflected in the Fund’s current prospectus, is set forth under “Portfolio Characteristics”.

The Fund may invest in U.S. dollar denominated foreign securities which involve additional risks such as political and economic instability, and different and sometimes less strict financial reporting standards and regulation. The Fund may also invest in mortgage- and asset-backed securities, which include interest rate and prepayment risks more pronounced than those of other fixed income securities.

Past performance does not guarantee future results.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

For information about the performance of the Fund as of the most recent month-end, please call 1-866-44BAIRD or visit www.bairdfunds.com.  Mutual fund performance changes over time and current performance may be lower or higher than that stated..

Baird Intermediate Bond Fund
Summary Schedule of Investments, December 31, 2019

This schedule summarizes the Fund’s holdings by asset type. Details are reported for each of the Fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the Fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The Fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, as of the quarter end. For the second and fourth fiscal quarters, the complete listing of the Fund’s holdings is available electronically at http://www.bairdassetmanagement.com/baird-funds/funds-and-performance#Literature and in the Fund’s Form N-CSR on the Securities and Exchange Commission’s website (www.sec.gov) or you can have it mailed to you without charge by calling 1-866-44BAIRD. For the first and third fiscal quarters, the Fund files the lists with the SEC on Part F of Form N-PORT. Shareholders can look up the Fund’s Forms N-CSR or Part F of Form N-PORT on the SEC’s website (www.sec.gov).

Long-Term Investments
	Principal		% of
	Amount	Value	Net Assets
U.S. Treasury Securities
U.S. Treasury Bonds:
1.750%, 03/31/2022	$265,050,000	$266,043,937	6.1%
1.875%, 03/31/2022	519,150,000	522,455,527	11.9%
1.625%, 08/31/2022	126,725,000	126,828,954	2.9%
2.500%, 05/15/2024	353,450,000	365,724,103	8.3%
2.250%, 11/15/2025	286,625,000	294,428,813	6.7%
2.000%, 11/15/2026	101,550,000	102,728,138	2.3%
2.250%, 11/15/2027	198,025,000	203,656,336	4.6%
3.125%, 11/15/2028	123,475,000	135,856,263	3.1%
1.625%, 08/15/2029	26,600,000	25,933,961	0.6%
Total U.S. Treasury Securities
(Cost $1,997,419,867)		2,043,656,032	46.5%
Other Government Related Securities
Other Government Related Securities(1)(2)(9)		29,156,323	0.7%
Total Other Government Related Securities
(Cost $28,486,000)		29,156,323	0.7%
Corporate Bonds
Industrials
CH Robinson Worldwide, Inc.,
4.200%, 04/15/2028	12,300,000	13,432,190	0.3%
Charter Communications Operating LLC,
4.464%, 07/23/2022	11,725,000	12,324,958	0.3%
Diamond 1 Finance Corp. / Diamond 2 Finance Corp.,
5.450%, 06/15/2023(2)	12,100,000	13,125,347	0.3%
DXC Technology Co.,
4.450%, 09/18/2022	14,000,000	14,702,334	0.3%
Energy Transfer Partners LP,
4.750%, 01/15/2026	10,326,000	11,182,650	0.2%
Ford Motor Credit Co. LLC,
2.979%, 08/03/2022	12,000,000	12,018,624	0.3%
Kinder Morgan, Inc.,
7.800%, 08/01/2031	12,425,000	17,134,568	0.4%
MPLX LP,
4.875%, 06/01/2025	10,219,000	11,163,654	0.2%

The accompanying notes are an integral part of these financial statements.

Baird Intermediate Bond Fund
Summary Schedule of Investments, December 31, 2019

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
nVent Finance Sarl,
3.950%, 04/15/2023(1)	$18,275,000	$18,562,411	0.4%
Penske Truck Leasing Co.,
3.950%, 03/10/2025(2)	12,000,000	12,749,847	0.3%
Sabine Pass Liquefaction LLC,
5.875%, 06/30/2026	9,730,000	11,184,869	0.3%
Wabtec Corp.,
4.375%, 08/15/2023	12,302,000	12,935,521	0.3%
Other Industrials(1)(2)(3)(8)(9)		655,955,692	14.9%
Total Industrials
(Cost $782,262,742)		816,472,665	18.5%
Utilities
Avangrid, Inc.,
3.800%, 06/01/2029	10,975,000	11,646,595	0.3%
Edison International,
4.125%, 03/15/2028	13,600,000	13,955,236	0.3%
EDP Finance BV,
4.125%, 01/15/2020(1)(2)	15,000,000	14,983,740	0.4%
Enel Finance International NV,
3.500%, 04/06/2028(1)(2)	13,550,000	13,871,516	0.3%
Other Utilities(1)(2)(3)(9)		27,490,589	0.6%
Total Utilities
(Cost $79,596,122)		81,947,676	1.9%
Financials
Boston Properties LP,
3.200%, 01/15/2025	12,175,000	12,638,755	0.3%
Capital One NA,
2.650%, 08/08/2022	12,150,000	12,333,180	0.3%
First Horizon National Corp.,
3.500%, 12/15/2020	13,196,000	13,341,091	0.3%
John Hancock Life Insurance Co.,
7.375%, 02/15/2024(2)	11,325,000	13,241,180	0.3%
JPMorgan Chase & Co.,
2.301%, 10/15/2025 (SOFR + 1.160%)(3)	13,000,000	12,985,342	0.3%
Massachusetts Mutual Life Insurance Co.,
7.625%, 11/15/2023(2)	12,053,000	13,749,674	0.3%
Nordea Bank AB,
4.250%, 09/21/2022(1)(2)	12,850,000	13,491,682	0.3%
Other Financials(1)(2)(3)(8)(9)		781,347,017	17.8%
Total Financials
(Cost $842,143,302)		873,127,921	19.9%
Total Corporate Bonds
(Cost $1,704,002,166)		1,771,548,262	40.3%

The accompanying notes are an integral part of these financial statements.

Baird Intermediate Bond Fund
Summary Schedule of Investments, December 31, 2019

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Municipal Bonds
Other Municipal Bonds(9)		$53,290,096	1.2%
Total Municipal Bonds
(Cost $52,466,803)		53,290,096	1.2%
Residential Mortgage-Backed Securities
U.S. Government Agency Issues
Other U.S. Government Agency Issues(9)		29,419	0.0%
Total U.S. Government Agency Issues
(Cost $28,363)		29,419	0.0%
Non-U.S. Government Agency Issues
Towd Point Mortgage Trust,
Series 2019-4, Class A1, 2.900%, 10/25/2059(2)(4)	14,070,789	14,151,700	0.3%
Other Non-U.S. Government Agency Issues(2)(3)(4)(6)(7)(9)		53,129,268	1.2%
Total Non-U.S. Government Agency Issues
(Cost $66,076,445)		67,280,968	1.5%
Commercial Mortgage-Backed Securities
U.S. Government Agency Issues
Freddie Mac Multifamily Structured
Pass Through Certificates:
Series K720, Class A2, 2.716%, 06/25/2022	17,125,000	17,377,388	0.4%
Series K028, Class A2, 3.111%, 02/25/2023	13,850,000	14,273,741	0.3%
Series K723, Class A2, 2.454%, 08/25/2023	14,500,000	14,683,119	0.4%
Series K038, Class A2, 3.389%, 03/25/2024	1,650,000	1,733,088	0.1%
Series K727, Class A2, 2.946%, 07/25/2024	5,400,000	5,564,556	0.1%
Series K041, Class A2, 3.171%, 10/25/2024	4,895,000	5,124,515	0.1%
Series K043, Class A2, 3.062%, 12/25/2024	4,250,000	4,435,542	0.1%
Series K048, Class A2, 3.284%, 06/25/2025(4)	8,725,000	9,201,652	0.2%
Series K050, Class A2, 3.334%, 08/25/2025(4)	12,375,000	13,089,212	0.3%
Series K734, Class A2, 3.208%, 02/25/2026	9,375,000	9,859,129	0.2%
Series K068, Class A2, 3.244%, 08/25/2027	9,354,000	9,925,097	0.2%
Series K071, Class A2, 3.286%, 11/25/2027	7,075,000	7,522,380	0.2%
Series K073, Class A2, 3.350%, 01/25/2028	9,100,000	9,715,835	0.2%
Total U.S. Government Agency Issues
(Cost $119,025,290)		122,505,254	2.8%
Non-U.S. Government Agency Issues
Citigroup Commercial Mortgage Trust:
Series 2013-GC11, Class A4, 3.093%, 04/10/2046	11,550,000	11,827,089	0.3%
Series 2015-GC27, Class A5, 3.137%, 02/10/2048	12,540,000	12,959,448	0.3%
COMM Mortgage Trust,
Series 2013-CR11, Class A4, 4.258%, 08/12/2050	13,000,000	13,819,001	0.3%

The accompanying notes are an integral part of these financial statements.

Baird Intermediate Bond Fund
Summary Schedule of Investments, December 31, 2019

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2013-C7, Class A4, 2.918%, 02/16/2046	$12,980,000	$13,216,078	0.3%
Series 2014-C16, Class A4, 3.600%, 06/17/2047	13,175,000	13,746,203	0.3%
Wells Fargo Commercial Mortgage Trust:
Series 2014-LC18, Class ASB, 3.244%, 12/17/2047	16,399,871	16,787,036	0.4%
Series 2015-P2, Class ASB, 3.656%, 12/17/2048	11,675,000	12,210,984	0.3%
Series 2015-P2, Class A4, 3.809%, 12/17/2048	14,934,144	16,024,162	0.4%
Other Non-U.S. Government Agency Issues(9)		54,595,876	1.2%
Total Non-U.S. Government Agency Issues
(Cost $163,363,195)		165,185,877	3.8%
Asset Backed Securities
Dell Equipment Finance Trust,
Series 2019-1, Class A3, 2.830%, 03/22/2024(2)	11,375,000	11,510,074	0.3%
Ford Credit Auto Owner Trust,
Series 2019-1, Class A, 3.520%, 07/15/2030(2)	10,825,000	11,363,418	0.3%
PFS Financing Corp.:
Series 2017-D, Class A, 2.400%, 10/17/2022(2)	14,555,000	14,574,140	0.3%
Series 2019-A, Class A2, 2.860%, 04/15/2024(2)	12,125,000	12,289,657	0.3%
Toyota Auto Loan Extended Note Trust,
Series 2019-1A, Class A, 2.560%, 11/25/2031(2)	19,075,000	19,368,301	0.4%
Other Asset Backed Securities(2)(9)		19,511,227	0.4%
Total Asset Backed Securities
(Cost $87,744,753)		88,616,817	2.0%
Total Long-Term Investments
(Cost $4,218,612,882)		4,341,269,048	98.8%

The accompanying notes are an integral part of these financial statements.

Baird Intermediate Bond Fund
Summary Schedule of Investments, December 31, 2019

Short-Term Investment

			% of
	Shares	Value	Net Assets
Money Market Mutual Fund
First American Government Obligations
Fund, Class U, 1.53%(5)	85,466,279	$85,466,279	1.9%
Total Short-Term Investment
(Cost $85,466,279)		85,466,279	1.9%
Total Investments
(Cost $4,304,079,161)		4,426,735,327	100.7%
Liabilities in Excess of Other Assets		(32,499,530)	(0.7)%
TOTAL NET ASSETS		$4,394,235,797	100.0%
Notes to Summary Schedule of Investments
SOFR – Secured Overnight Financing Rate
(1)	Foreign security, or group of securities contains a foreign security.
(2)
Security, or group of securities contains a security, issued under Rule 144A under the Securities Act of 1933 and classified as liquid under the Fund’s liquidity risk management program. Purchased in a private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers. At December 31, 2019, the value of these securities total $785,269,895, which represents 17.87% of total net assets.

(3)	Variable rate security, or group of securities contains a variable rate security, based on a reference index and spread. The rate reported is the rate in effect as of December 31, 2019.
(4)	Variable rate security, or group of securities contains a variable rate security. The coupon is based on an underlying pool of loans. The rate reported is the rate in effect as of December 31, 2019.
(5)	Seven-day yield.
(6)	Security, or group of securities contains a security, that, on the last payment date, missed a partial principal or interest payment.
(7)	Step-up bond, or group of securities contains a step-up bond; the interest rate shown is the rate in effect as of December 31, 2019.
(8)	Security in default, or group of securities contains a security in default.
(9)	Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

Summary of Fair Value Exposure at December 31, 2019

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The accompanying notes are an integral part of these financial statements.

Baird Intermediate Bond Fund
Summary Schedule of Investments, December 31, 2019

Summary of Fair Value Exposure at December 31, 2019 (cont.)

The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability.  These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 –	Unadjusted quoted prices in active markets for identical unrestricted securities.
Level 2 –
Other significant observable inputs (including quoted prices for similar securities, quoted prices in inactive markets, dealer indications, interest rates, yield curves, prepayment speeds, credit risk, default rates, inputs corroborated by observable market data, etc.).

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions about the factors that market participants would use in valuing the security) based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2019:

	Level 1	Level 2	Level 3	Total
Long-Term Investments
U.S. Treasury Securities	$—	$2,043,656,032	$—	$2,043,656,032
Other Government Related Securities	—	29,156,323	—	29,156,323
Corporate Bonds	—	1,771,548,262	—	1,771,548,262
Municipal Bonds	—	53,290,096	—	53,290,096
Residential Mortgage-Backed Securities –
U.S. Government Agency Issues	—	29,419	—	29,419
Residential Mortgage-Backed Securities –
Non-U.S. Government Agency Issues	—	67,280,968	—	67,280,968
Commercial Mortgage-Backed Securities –
U.S. Government Agency Issues	—	122,505,254	—	122,505,254
Commercial Mortgage-Backed Securities –
Non-U.S. Government Agency Issues	—	165,185,877	—	165,185,877
Asset Backed Securities	—	88,616,817	—	88,616,817
Total Long-Term Investments	—	4,341,269,048	—	4,341,269,048
Short-Term Investment
Money Market Mutual Fund	85,466,279	—	—	85,466,279
Total Short-Term Investment	85,466,279	—	—	85,466,279
Total Investments	$85,466,279	$4,341,269,048	$—	$4,426,735,327

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy. There were no transfers into or out of Level 3 during the reporting period, as compared to the security classifications from the prior year’s annual report. See the Fund’s Valuation Policy in Note 2a to the financial statements.

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund
December 31, 2019 (Unaudited)

The Baird Aggregate Bond Fund seeks an annual rate of total return, before Fund expenses, greater than the annual rate of total return of the Bloomberg Barclays U.S. Aggregate Bond Index. The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged, market value weighted index of investment grade, fixed-rate debt issues, including government, credit, asset-backed (ABS), mortgage-backed (MBS) and commercial mortgage-backed (CMBS) securities, with maturities of at least one year.

Treasury yields fell in 2019 as growing recession fears compelled the Fed to pivot to a more accommodative policy stance which included three rate cuts and a renewed expansion of its balance sheet in the second half of the year. The 10-year Treasury fell to a low of 1.46% on September 4th before trending higher to end the year at 1.92%, still 76 basis points lower for the year. In January, Chairman Powell said the Fed would be “patient”, signaling a prolonged pause to further rate hikes. As global growth slowed and US/China trade tensions rose, the Fed made the first “insurance” rate cut in July and ultimately cut the Fed funds rate two more times, bringing the target range to 1.50%-1.75% by the end of October. The pivot to more accommodation by the Fed, along with easing measures by other global central banks, calmed the market’s recession concerns. The curve steepened and the 3-month to 10-year yield spread “de-inverted”, closing the year at positive 37 basis points. De-escalation in US/China trade tensions provided additional market support as the two countries agreed to a “phase one deal” and, in the UK, markets got clarity on Brexit, as Boris Johnson and the Conservative party won a historically large majority in Parliament, paving the way for Britain to approve the separation agreement with the European Union by the January 31, 2020 deadline.

During 2019, the Fund’s Institutional Class Shares generated strong absolute and relative returns and outperformed its benchmark by 76 basis points net of fees.

The primary factors contributing to the Fund’s absolute and relative performance in 2019 include:

•	Credit Positioning
• Positive – Overweight to Investment Grade Credit
• Positive – Active positioning within Investment Grade Credit
• Positive – Overweight to Financials as well as an overweight to BBB Credit
• Positive – Underweight to Other Government/Non-Corp Credit in favor of Corporate Credit
•	Mortgage-Backed Securities (MBS) & Asset-Backed Securities (ABS) Positioning
• Positive – Active positioning within MBS & ABS
• Positive – Underweight to Agency Residential Mortgage-Backed Securities (RMBS) with a bias to more stable average life profiles
• Positive – Overweight to Commercial Mortgage-Backed Securities (CMBS) and exposure to Non-Agency RMBS
•	Yield Curve Positioning – Positive overall
• Positive – Overall portfolio positive convexity tilt versus the benchmark
• Modest detractor – Modest underweight to 1-3 year maturities as the curve steepened and favoring 20-year over 30-year maturities in the long end

The economic outlook for 2020 is largely similar to what occurred in 2019, with a continuation of modest economic growth (1.5% – 2.5%) and moderate inflation at or below the Fed’s 2.0% target level for Core PCE. With this outlook, a stable but accommodative Fed stance is also likely to prevail for the year. One would expect that a favorable economic, inflation and monetary backdrop would imply stable market rates as well, but bouts of higher volatility are to be expected, particularly since 2020 is an election year, other geopolitical “hotspots” persist such as Iran and the global economic impact of the Coronavirus (COVID-19) outbreak is currently unknown. Prior to the outbreak, the global economic picture appeared to be improving on the margin, with the timing of Brexit resolved and the “Phase One” trade agreement between the U.S and China in place.

Baird Aggregate Bond Fund
December 31, 2019 (Unaudited)

We maintain a modest overweight to Investment Grade corporate credit, particularly Financials. We continue to underweight Agency RMBS, albeit a more modest underweight following the weak performance of the sector in 2019, and prefer the risk/reward characteristics of Agency CMBS as well as Non-Agency CMBS, Non-Agency RMBS and ABS at the senior part of the capital structure. As a reminder, we only purchase investment grade, U.S. dollar denominated securities in the cash bond market (no derivatives). The Fund remains duration neutral to its benchmark and we believe it is well positioned to add value relative to its benchmark.

Baird Aggregate Bond Fund
December 31, 2019 (Unaudited)

Portfolio Characteristics

Quality Distribution(1)(2)
	Net Assets	$22,643,798,859

	SEC 30-Day
	Yield(3)
	Institutional Class	2.35%
	Investor Class	2.09%

	Average
	Effective
	Duration	5.87 years

	Average
	Effective
	Maturity	7.81 years

Sector Weightings(1)	Annualized
	Expense
	Ratio(4)
	Institutional Class	0.30%
	Investor Class	0.55%	(5)

	Portfolio
	Turnover Rate	31%

	Number of
	Holdings	1,193

(1)	Percentages shown are based on the Fund’s total investments.
(2)
The quality profile is calculated on a market value-weighted basis using the highest credit quality rating for each security held by the Fund given by S&P, Moody’s or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (NRSRO).  NRSROs rate the credit quality of securities using a scale that generally ranges from AAA (highest) to D (lowest).

(3)	SEC yields are based on SEC guidelines and are calculated for the 30 days ended December 31, 2019.
(4)	Reflects expense ratios as stated in the Fund’s current prospectus.
(5)	Includes 0.25% 12b-1 fee.

Baird Aggregate Bond Fund
December 31, 2019 (Unaudited)

Institutional Class
Value of a $25,000 Investment

Growth of a hypothetical investment of $25,000 made on 12/31/09, assuming reinvestment of all distributions.

Investor Class
Value of a $10,000 Investment

Growth of a hypothetical investment of $10,000 made on 12/31/09, assuming reinvestment of all distributions.

Baird Aggregate Bond Fund
December 31, 2019 (Unaudited)

Total Returns

		Average Annual
	One	Five	Ten	Since
For the Periods Ended December 31, 2019	Year	Years	Years	Inception(1)
Institutional Class Shares	9.48%	3.43%	4.65%	5.34%
Investor Class Shares	9.17%	3.16%	4.39%	5.09%
Bloomberg Barclays U.S. Aggregate Bond Index(2)	8.72%	3.05%	3.75%	4.85%

(1)	For the period from September 29, 2000 (inception date) through December 31, 2019.
(2)
The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged, market value weighted index of investment grade, fixed-rate debt issues, including government, corporate, asset-backed, mortgage-backed and commercial mortgage-backed securities, with maturities of at least one year.  This Index does not reflect any deduction for fees, expenses or taxes.  A direct investment in an index is not possible.

The line graphs on the previous page and the returns shown in the table above reflect reinvestment of dividends and/or capital gains distributions in additional shares.  The returns in the graphs and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The returns reflect the actual performance for each period and do not include the impact of trades executed on the last business day of the period that were recorded on the first business day of the next period.

The Fund’s gross expense ratio for each Class, as reflected in the Fund’s current prospectus, is set forth under “Portfolio Characteristics”.

The Fund maintains securities with longer maturities in order to provide a greater potential for return. Generally, the longer a bond’s maturity, the greater the interest rate risk. The Fund may also invest in U.S. dollar denominated foreign securities which involve additional risks such as political and economic instability, and different and sometimes less strict financial reporting standards and regulation. The Fund may also invest in mortgage- and asset-backed securities, which include interest rate and prepayment risks more pronounced than those of other fixed income securities.

Past performance does not guarantee future results.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

For information about the performance of the Fund as of the most recent month-end, please call 1-866-44BAIRD or visit www.bairdfunds.com.  Mutual fund performance changes over time and current performance may be lower or higher than that stated.

Baird Aggregate Bond Fund
Summary Schedule of Investments, December 31, 2019

This schedule summarizes the Fund’s holdings by asset type. Details are reported for each of the Fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the Fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The Fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, as of the quarter end. For the second and fourth fiscal quarters, the complete listing of the Fund’s holdings is available electronically at http://www.bairdassetmanagement.com/baird-funds/funds-and-performance#Literature and in the Fund’s Form N-CSR on the Securities and Exchange Commission’s website (www.sec.gov) or you can have it mailed to you without charge by calling 1-866-44BAIRD. For the first and third fiscal quarters, the Fund files the lists with the SEC on Part F of Form N-PORT. Shareholders can look up the Fund’s Forms N-CSR or Part F of Form N-PORT on the SEC’s website (www.sec.gov).

Long-Term Investments

	Principal		% of
	Amount	Value	Net Assets
U.S. Treasury Securities
U.S. Treasury Bonds:
1.750%, 03/31/2022	$339,300,000	$340,572,375	1.5%
1.875%, 03/31/2022	1,222,125,000	1,229,906,502	5.4%
1.625%, 08/31/2022	343,150,000	343,431,489	1.5%
2.500%, 05/15/2024	182,075,000	188,397,839	0.8%
2.250%, 11/15/2025	364,650,000	374,578,165	1.7%
2.000%, 11/15/2026	203,125,000	205,481,567	0.9%
2.250%, 11/15/2027	258,450,000	265,799,672	1.2%
3.125%, 11/15/2028	364,925,000	401,517,285	1.8%
3.500%, 02/15/2039	339,980,900	408,096,604	1.8%
2.875%, 05/15/2043	779,725,000	851,270,858	3.8%
2.500%, 02/15/2045	776,850,000	794,511,203	3.5%
2.875%, 05/15/2049	80,300,000	88,747,183	0.4%
Total U.S. Treasury Securities
(Cost $5,313,232,372)		5,492,310,742	24.3%
Other Government Related Securities
Other Government Related Securities(1)(2)(10)		149,041,731	0.6%
Total Other Government Related Securities
(Cost $144,876,873)		149,041,731	0.6%
Corporate Bonds
Industrials
Charter Communications Operating LLC,
4.908%, 07/23/2025	54,750,000	60,289,463	0.3%
DXC Technology Co.,
4.250%, 04/15/2024	54,525,000	57,922,150	0.3%
Sabine Pass Liquefaction LLC,
5.875%, 06/30/2026	60,000,000	68,971,442	0.3%
Solvay Finance America LLC,
4.450%, 12/03/2025(2)	61,307,000	66,342,816	0.3%
Other Industrials(1)(2)(3)(7)(9)(10)		4,359,083,220	19.2%
Total Industrials
(Cost $4,349,988,027)		4,612,609,091	20.4%

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund
Summary Schedule of Investments, December 31, 2019

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Utilities
Other Utilities(1)(2)(10)		$214,664,546	0.9%
Total Utilities
(Cost $205,463,352)		214,664,546	0.9%
Financials
ABN AMRO Bank NV,
4.750%, 07/28/2025(1)(2)	$57,816,000	62,951,251	0.3%
ING Bank NV,
5.800%, 09/25/2023(1)(2)	67,525,000	74,948,480	0.3%
Other Financials(1)(2)(3)(9)(10)		3,812,862,804	16.8%
Total Financials
(Cost $3,782,206,968)		3,950,762,535	17.4%
Total Corporate Bonds
(Cost $8,337,658,347)		8,778,036,172	38.7%
Municipal Bonds
Other Municipal Bonds(10)		107,459,966	0.5%
Total Municipal Bonds
(Cost $103,012,300)		107,459,966	0.5%
Residential Mortgage-Backed Securities
U.S. Government Agency Issues
Federal Gold Loan Mortgage Corp. (FGLMC):
6.000%, 06/01/2020	687	688	0.0%
3.000%, 12/01/2026	697,056	715,720	0.0%
2.500%, 04/01/2028	2,255,574	2,287,034	0.0%
6.500%, 06/01/2029	95,222	105,752	0.0%
3.000%, 04/01/2031	6,741,956	6,954,084	0.0%
3.000%, 02/01/2032	61,675,694	63,655,636	0.3%
3.000%, 03/01/2032	2,456,252	2,532,030	0.0%
3.500%, 05/01/2032	17,642,820	18,463,134	0.1%
3.000%, 07/01/2032	15,297,019	15,788,556	0.1%
3.500%, 07/01/2032	21,738,669	22,750,769	0.1%
3.000%, 04/01/2033	2,139,118	2,205,136	0.0%
5.000%, 08/01/2033	4,239,308	4,675,065	0.0%
3.500%, 01/01/2034	17,744,031	18,567,495	0.1%
5.000%, 09/01/2035	8,934,254	9,857,899	0.0%
5.500%, 01/01/2036	152,633	171,732	0.0%
5.000%, 03/01/2036	3,825,631	4,217,719	0.0%
6.000%, 12/01/2036	134,660	154,512	0.0%
4.000%, 03/01/2037	4,298,872	4,561,314	0.0%
5.000%, 02/01/2038	2,087,851	2,302,678	0.0%
5.500%, 05/01/2038	459,350	515,837	0.0%
5.500%, 01/01/2039	9,308,557	10,481,501	0.0%
4.500%, 11/01/2039	7,361,855	7,998,342	0.0%

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund
Summary Schedule of Investments, December 31, 2019

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Federal Gold Loan Mortgage Corp. (FGLMC): (cont.)
4.500%, 12/01/2039	$21,069,916	$22,893,004	0.1%
5.000%, 03/01/2040	815,493	900,109	0.0%
4.500%, 08/01/2040	709,136	768,185	0.0%
4.500%, 09/01/2040	2,837,546	3,083,189	0.0%
4.000%, 01/01/2041	41,499,190	44,533,726	0.2%
4.500%, 03/01/2041	2,076,126	2,255,871	0.0%
3.500%, 10/01/2041	8,825,089	9,306,919	0.0%
4.000%, 03/01/2042	6,654,171	7,142,596	0.0%
3.500%, 06/01/2042	4,530,018	4,778,008	0.0%
3.500%, 07/01/2042	11,985,634	12,656,327	0.1%
3.000%, 08/01/2042	15,870,393	16,362,120	0.1%
3.000%, 10/01/2042	6,152,528	6,342,152	0.0%
3.000%, 11/01/2042	33,263,659	34,294,748	0.2%
3.500%, 12/01/2042	12,495,425	13,174,178	0.1%
3.000%, 01/01/2043	36,999,197	38,059,208	0.2%
3.500%, 01/01/2043	19,707,685	20,786,459	0.1%
3.000%, 02/01/2043	3,384,686	3,488,334	0.0%
3.000%, 04/01/2043	28,564,069	29,438,181	0.1%
3.500%, 04/01/2043	57,627,093	60,788,838	0.3%
4.000%, 04/01/2043	18,122,007	19,765,200	0.1%
3.500%, 05/01/2043	11,965,688	12,620,433	0.1%
3.000%, 06/01/2043	17,379,657	17,894,922	0.1%
3.000%, 08/01/2043	5,393,089	5,555,651	0.0%
3.500%, 11/01/2043	9,328,258	9,838,099	0.0%
3.500%, 01/01/2044	10,562,979	11,140,685	0.1%
3.500%, 02/01/2044	36,680,163	38,674,258	0.2%
4.000%, 03/01/2044	5,546,967	5,889,092	0.0%
3.500%, 05/01/2044	38,554,130	40,813,153	0.2%
4.000%, 05/01/2044	20,256,483	21,699,461	0.1%
4.000%, 07/01/2044	4,605,546	4,883,224	0.0%
3.500%, 10/01/2044	83,370,050	87,300,086	0.4%
4.000%, 10/01/2044	11,094,058	11,886,198	0.1%
3.500%, 01/01/2045	26,376,529	27,817,365	0.1%
4.500%, 01/01/2045	31,132,012	33,919,138	0.1%
3.500%, 06/01/2045	19,335,881	20,470,114	0.1%
3.500%, 07/01/2045	75,930,980	80,007,332	0.4%
3.000%, 10/01/2045	38,399,842	39,569,909	0.2%
4.000%, 10/01/2045	7,334,069	7,776,754	0.0%
4.000%, 11/01/2045	14,923,945	15,824,297	0.1%
3.000%, 01/01/2046	79,476,666	82,056,707	0.4%
3.500%, 01/01/2046	35,887,568	37,830,655	0.2%
4.000%, 02/01/2046	20,413,682	21,637,468	0.1%
4.000%, 02/01/2046	75,797,819	81,186,975	0.4%
4.000%, 04/01/2046	10,562,555	11,317,625	0.1%

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund
Summary Schedule of Investments, December 31, 2019

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Federal Gold Loan Mortgage Corp. (FGLMC): (cont.)
3.500%, 05/01/2046	$9,951,260	$10,377,946	0.0%
3.000%, 08/01/2046	35,459,149	36,338,561	0.2%
3.500%, 08/01/2046	32,237,993	34,128,237	0.2%
3.000%, 10/01/2046	125,132,509	128,695,989	0.6%
4.000%, 01/01/2047	58,655,502	63,067,914	0.3%
4.500%, 04/01/2047	54,499,908	57,619,868	0.3%
3.000%, 05/01/2047	63,165,934	64,869,628	0.3%
4.000%, 09/01/2047	29,026,431	30,459,384	0.1%
4.000%, 08/01/2048	45,526,688	48,324,573	0.2%
Federal National Mortgage Association (FNMA):
5.000%, 11/01/2021	6,363	6,574	0.0%
3.000%, 04/01/2027	5,799,216	5,951,367	0.0%
2.500%, 12/01/2027	7,555,801	7,656,756	0.0%
2.500%, 05/01/2028	10,357,102	10,515,608	0.0%
5.000%, 05/01/2028	148,999	158,944	0.0%
3.000%, 11/01/2028	19,171,418	19,754,204	0.1%
4.500%, 08/01/2029	1,176,103	1,253,169	0.0%
4.500%, 09/01/2029	1,349,449	1,441,536	0.0%
2.500%, 04/01/2030	3,829,085	3,883,813	0.0%
2.500%, 05/01/2030	11,914,012	12,088,514	0.1%
3.500%, 11/01/2030	31,909,719	33,314,431	0.2%
3.000%, 12/01/2030	32,818,980	33,852,821	0.2%
2.500%, 09/01/2031	43,257,915	43,921,589	0.2%
3.500%, 01/01/2032	43,087,152	45,063,031	0.2%
2.500%, 02/01/2032	7,024,282	7,124,868	0.0%
3.000%, 09/01/2032	2,812,743	2,913,291	0.0%
3.000%, 10/01/2032	2,160,798	2,226,268	0.0%
2.500%, 12/01/2032	49,896,347	50,568,645	0.2%
6.000%, 03/01/2033	37,877	43,418	0.0%
3.500%, 10/01/2033	20,600,343	21,583,271	0.1%
4.500%, 10/01/2033	14,113,870	15,177,502	0.1%
5.000%, 10/01/2033	15,433,148	17,008,768	0.1%
3.000%, 11/01/2033	88,189,341	91,345,168	0.4%
5.000%, 11/01/2033	43,972	48,464	0.0%
4.000%, 01/01/2034	6,508,166	6,932,491	0.0%
5.500%, 04/01/2034	5,228,809	5,884,481	0.0%
4.000%, 06/01/2034	8,494,425	9,046,669	0.0%
4.000%, 09/01/2034	10,196,407	10,859,509	0.1%
5.500%, 09/01/2034	137,834	155,131	0.0%
6.000%, 11/01/2034	37,458	42,933	0.0%
3.500%, 01/01/2035	58,491,301	60,778,459	0.3%
5.500%, 02/01/2035	468,724	527,397	0.0%
5.000%, 07/01/2035	4,021,563	4,431,588	0.0%
5.000%, 10/01/2035	1,956,453	2,156,391	0.0%

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund
Summary Schedule of Investments, December 31, 2019

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Federal National Mortgage Association (FNMA): (cont.)
5.000%, 02/01/2036	$2,853,272	$3,145,249	0.0%
5.500%, 11/01/2036	181,248	203,959	0.0%
2.500%, 12/01/2036	28,761,465	28,924,958	0.1%
5.500%, 04/01/2037	1,180,998	1,314,668	0.0%
4.000%, 05/01/2037	44,998,359	47,681,465	0.2%
4.000%, 02/01/2038	42,591,788	44,879,767	0.2%
2.500%, 04/01/2038	63,906,512	64,544,610	0.3%
4.000%, 04/01/2039	11,293,416	12,112,487	0.1%
4.500%, 04/01/2039	14,606,932	15,908,152	0.1%
5.000%, 06/01/2039	23,267,173	25,580,213	0.1%
4.500%, 11/01/2039	188,476	204,483	0.0%
4.000%, 08/01/2040	1,418,588	1,520,574	0.0%
4.000%, 10/01/2040(8)	29,826,312	31,991,377	0.1%
3.500%, 12/01/2040	8,996,125	9,481,319	0.0%
4.000%, 12/01/2040	8,564,680	9,185,209	0.0%
3.500%, 02/01/2041	13,924,858	14,676,135	0.1%
4.000%, 02/01/2041	20,456,084	21,940,266	0.1%
4.500%, 02/01/2041	51,888,625	56,252,895	0.3%
3.500%, 03/01/2041	20,166,411	21,254,061	0.1%
4.500%, 05/01/2041	7,277,323	7,902,133	0.0%
4.000%, 06/01/2041	16,172,587	17,339,325	0.1%
4.500%, 07/01/2041	7,447,676	8,085,232	0.0%
5.000%, 07/01/2041	10,653,567	11,740,966	0.1%
3.500%, 09/01/2041	20,466,013	21,569,902	0.1%
4.000%, 09/01/2041	2,190,374	2,349,312	0.0%
4.000%, 10/01/2041	6,151,482	6,596,523	0.0%
3.500%, 11/01/2041	8,001,026	8,434,000	0.0%
3.500%, 12/01/2041	35,502,634	37,423,737	0.2%
4.000%, 12/01/2041	8,843,380	9,478,264	0.0%
4.000%, 01/01/2042	10,965,295	11,757,651	0.1%
4.500%, 01/01/2042	10,739,927	11,661,411	0.1%
4.000%, 02/01/2042	40,879,851	43,768,545	0.2%
3.000%, 04/01/2042	56,984,216	58,638,692	0.3%
3.000%, 05/01/2042	7,939,542	8,179,693	0.0%
3.500%, 07/01/2042	90,645,915	95,904,226	0.4%
3.500%, 08/01/2042	8,028,907	8,463,383	0.0%
4.000%, 08/01/2042	14,650,453	15,692,273	0.1%
3.000%, 10/01/2042	18,492,731	19,134,790	0.1%
3.000%, 03/01/2043	38,972,850	40,132,488	0.2%
3.000%, 05/01/2043	51,829,638	53,413,643	0.2%
3.500%, 05/01/2043	34,611,676	36,612,359	0.2%
3.000%, 06/01/2043	8,183,051	8,427,316	0.0%
3.000%, 07/01/2043	3,127,448	3,220,916	0.0%
4.000%, 07/01/2043	28,621,719	30,631,804	0.1%

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund
Summary Schedule of Investments, December 31, 2019

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Federal National Mortgage Association (FNMA): (cont.)
3.000%, 08/01/2043	$5,223,250	$5,374,789	0.0%
3.500%, 09/01/2043	50,723,690	53,426,336	0.2%
4.500%, 09/01/2043	11,602,065	12,596,021	0.1%
3.000%, 10/01/2043	96,267,291	99,066,827	0.4%
3.500%, 10/01/2043	54,832,295	57,793,917	0.3%
3.000%, 11/01/2043	26,317,136	27,110,754	0.1%
4.000%, 11/01/2043	8,214,365	8,788,433	0.0%
4.000%, 01/01/2045	7,391,748	7,824,689	0.0%
3.500%, 02/01/2045	38,474,543	40,546,863	0.2%
4.000%, 02/01/2045	19,375,127	20,760,156	0.1%
3.500%, 04/01/2045	28,412,751	29,934,382	0.1%
4.000%, 10/01/2045	8,248,640	8,782,262	0.0%
4.000%, 11/01/2045	30,923,308	32,568,508	0.1%
3.500%, 12/01/2045	33,158,308	34,586,797	0.2%
4.500%, 02/01/2046	31,108,284	33,748,924	0.2%
3.000%, 05/01/2046	14,658,208	15,089,991	0.1%
3.500%, 05/01/2046	54,234,210	56,523,413	0.3%
3.000%, 07/01/2046	9,590,031	9,872,535	0.0%
4.500%, 08/01/2046	26,742,040	28,749,803	0.1%
3.500%, 09/01/2046	5,543,213	5,832,291	0.0%
3.000%, 11/01/2046	75,104,800	77,198,292	0.3%
3.500%, 11/01/2046	51,886,410	54,174,894	0.2%
3.500%, 05/01/2047	3,644,350	3,792,029	0.0%
4.000%, 08/01/2047	71,869,143	75,822,107	0.3%
4.000%, 11/01/2047	44,583,486	46,875,318	0.2%
4.500%, 11/01/2047	17,100,585	18,038,468	0.1%
3.500%, 12/01/2047	54,629,568	56,793,313	0.3%
4.000%, 12/01/2047	71,838,390	75,459,179	0.3%
3.500%, 01/01/2048	23,046,905	23,955,756	0.1%
4.000%, 04/01/2048	23,357,959	24,486,772	0.1%
4.000%, 07/01/2048	31,431,334	33,763,261	0.2%
4.000%, 09/01/2048	38,652,466	40,225,742	0.2%
4.500%, 11/01/2048	59,237,802	62,489,999	0.3%
5.000%, 11/01/2048	50,788,204	55,994,652	0.2%
4.500%, 01/01/2049	29,502,669	31,752,707	0.1%
Government National Mortgage Association (GNMA):
6.000%, 11/20/2033	35,916	40,985	0.0%
5.000%, 07/20/2040	1,634,622	1,805,399	0.0%
3.500%, 10/20/2041	7,509,094	7,935,180	0.0%
3.500%, 01/15/2042	12,931,526	13,605,637	0.1%
4.000%, 06/20/2042	8,426,314	8,942,935	0.0%
3.500%, 09/20/2042	3,302,096	3,476,412	0.0%
3.500%, 01/20/2043	60,345,539	63,547,418	0.3%
4.000%, 10/20/2043	12,988,079	13,783,385	0.1%

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund
Summary Schedule of Investments, December 31, 2019

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Government National Mortgage
Association (GNMA): (cont.)
4.000%, 09/20/2044	$47,534,423	$50,397,337	0.2%
4.000%, 01/20/2045	10,188,268	10,790,398	0.1%
3.500%, 03/20/2045	15,802,416	16,518,121	0.1%
3.000%, 04/20/2045	25,579,419	26,423,074	0.1%
3.500%, 04/20/2045	30,433,847	31,656,391	0.1%
4.000%, 08/20/2045	10,165,066	10,753,211	0.0%
4.500%, 01/20/2046	14,082,603	15,030,472	0.1%
4.000%, 04/20/2046	10,947,380	11,510,107	0.1%
4.000%, 05/20/2046	26,753,091	28,002,652	0.1%
5.000%, 04/20/2047	2,502,701	2,684,072	0.0%
4.500%, 06/20/2047	48,345,350	51,487,473	0.2%
4.500%, 07/20/2047	11,860,956	12,630,262	0.1%
Seasoned Credit Risk Transfer Trust,
Series 2019-4, Class MA, 3.000%, 02/25/2059	65,299,241	66,564,100	0.3%
Other U.S. Government Agency Issues(4)(10)		82,930	0.0%
Total U.S. Government Agency Issues
(Cost $4,860,741,315)		4,983,817,317	22.0%
Non-U.S. Government Agency Issues
Towd Point Mortgage Trust,
Series 2019-4, Class A1, 2.900%, 10/25/2059(2)(4)	73,158,349	73,579,031	0.3%
Other Non-U.S. Government Agency Issues(2)(3)(4)(6)(7)(10)		494,355,903	2.2%
Total Non-U.S. Government Agency Issues
(Cost $561,656,649)		567,934,934	2.5%
Commercial Mortgage-Backed Securities
U.S. Government Agency Issues
Freddie Mac Multifamily Structured
Pass Through Certificates:
Series K720, Class A2, 2.716%, 06/25/2022	17,950,000	18,214,547	0.1%
Series K721, Class A2, 3.090%, 08/25/2022(4)	25,545,000	26,083,402	0.1%
Series K028, Class A2, 3.111%, 02/25/2023	47,010,000	48,448,271	0.2%
Series K029, Class A2, 3.320%, 02/25/2023	27,398,000	28,420,118	0.1%
Series K723, Class A2, 2.454%, 08/25/2023	28,425,000	28,783,977	0.1%
Series K037, Class A2, 3.490%, 01/25/2024	69,525,000	73,118,893	0.3%
Series K048, Class A2, 3.284%, 06/25/2025(4)	60,430,000	63,731,327	0.3%
Series K050, Class A2, 3.334%, 08/25/2025(4)	82,739,000	87,514,207	0.4%
Series K734, Class A2, 3.208%, 02/25/2026	21,500,000	22,610,269	0.1%
Series K057, Class A2, 2.570%, 07/25/2026	21,420,000	21,860,138	0.1%
Series K058, Class A2, 2.653%, 08/25/2026	19,865,000	20,355,014	0.1%
Series K063, Class A2, 3.430%, 01/25/2027(4)	63,971,857	68,482,749	0.3%
Series K064, Class A2, 3.224%, 03/25/2027	51,995,903	55,027,774	0.3%
Series K065, Class A2, 3.243%, 04/25/2027	28,200,000	29,904,966	0.1%
Series K066, Class A2, 3.117%, 06/25/2027	11,100,000	11,677,133	0.1%

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund
Summary Schedule of Investments, December 31, 2019

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Freddie Mac Multifamily Structured
Pass Through Certificates: (cont.)
Series K067, Class A2, 3.194%, 07/25/2027	$29,587,841	$31,282,721	0.1%
Series K068, Class A2, 3.244%, 08/25/2027	9,000,000	9,549,484	0.0%
Series K069, Class A2, 3.187%, 09/25/2027(4)	23,130,000	24,448,038	0.1%
Series K071, Class A2, 3.286%, 11/25/2027	23,025,000	24,480,963	0.1%
Series K073, Class A2, 3.350%, 01/25/2028	1,350,000	1,441,360	0.0%
Series K077, Class A2, 3.850%, 05/25/2028(4)	68,650,000	75,605,172	0.3%
Series K156, Class A3, 3.700%, 06/25/2033(4)	11,088,000	12,159,201	0.1%
Other U.S. Government Agency Issues(4)(10)		9,489,587	0.1%
Total U.S. Government Agency Issues
(Cost $765,052,399)		792,689,311	3.5%
Non-U.S. Government Agency Issues
BANK,
Series 2017-BNK9, Class A4, 3.538%, 11/17/2054	80,508,000	85,942,234	0.4%
Other Non-U.S. Government Agency Issues(4)(10)		882,554,266	3.9%
Total Non-U.S. Government Agency Issues
(Cost $952,369,356)		968,496,500	4.3%
Asset Backed Securities
Other Asset Backed Securities(2)(10)		378,397,779	1.7%
Total Asset Backed Securities
(Cost $371,610,974)		378,397,779	1.7%
Total Long-Term Investments
(Cost $21,410,210,585)		22,218,184,452	98.1%
The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund
Summary Schedule of Investments, December 31, 2019

Short-Term Investment
			% of
	Shares	Value	Net Assets
Money Market Mutual Fund
First American Government Obligations
Fund, Class U, 1.53%(5)	701,570,275	$701,570,275	3.1%
Total Short-Term Investment
(Cost $701,570,275)		701,570,275	3.1%
Total Investments
(Cost $22,111,780,860)		22,919,754,727	101.2%
Liabilities in Excess of Other Assets		(275,955,868)	(1.2)%
TOTAL NET ASSETS		$22,643,798,859	100.0%
Notes to Summary Schedule of Investments
(1)	Foreign security, or group of securities contains a foreign security.
(2)
Security, or group of securities contains a security, issued under Rule 144A under the Securities Act of 1933 and classified as liquid under the Fund’s liquidity risk management program. Purchased in a private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers. At December 31, 2019, the value of these securities total $3,589,642,966, which represents 15.85% of total net assets.

(3)	Variable rate security, or group of securities contains a variable rate security, based on a reference index and spread. The rate reported is the rate in effect as of December 31, 2019.
(4)	Variable rate security, or group of securities contains a variable rate security. The coupon is based on an underlying pool of loans. The rate reported is the rate in effect as of December 31, 2019.
(5)	Seven-day yield.
(6)	Security, or group of securities contains a security, that, on the last payment date, missed a partial principal or interest payment.
(7)	Step-up bond, or group of securities contains a step-up bond; the interest rate shown is the rate in effect as of December 31, 2019.
(8)	Security or a portion of the security, or group of securities contains a security, purchased on a when-issued or delayed delivery basis.
(9)	Security in default, or group of securities contains a security in default.
(10)	Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

Summary of Fair Value Exposure at December 31, 2019

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The accompanying notes are an integral part of these financial statements.

Baird Aggregate Bond Fund
Summary Schedule of Investments, December 31, 2019

Summary of Fair Value Exposure at December 31, 2019 (cont.)

The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability.  These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 –	Unadjusted quoted prices in active markets for identical unrestricted securities.
Level 2 –
Other significant observable inputs (including quoted prices for similar securities, quoted prices in inactive markets, dealer indications, interest rates, yield curves, prepayment speeds, credit risk, default rates, inputs corroborated by observable market data, etc.).

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions about the factors that market participants would use in valuing the security) based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2019:

	Level 1	Level 2	Level 3	Total
Long-Term Investments
U.S. Treasury Securities	$—	$5,492,310,742	$—	$5,492,310,742
Other Government Related Securities	—	149,041,731	—	149,041,731
Corporate Bonds	—	8,778,036,172	—	8,778,036,172
Municipal Bonds	—	107,459,966	—	107,459,966
Residential Mortgage-Backed Securities –
U.S. Government Agency Issues	—	4,983,817,317	—	4,983,817,317
Residential Mortgage-Backed Securities –
Non-U.S. Government Agency Issues	—	567,934,934	—	567,934,934
Commercial Mortgage-Backed Securities –
U.S. Government Agency Issues	—	792,689,311	—	792,689,311
Commercial Mortgage-Backed Securities –
Non-U.S. Government Agency Issues	—	968,496,500	—	968,496,500
Asset Backed Securities	—	378,397,779	—	378,397,779
Total Long-Term Investments	—	22,218,184,452	—	22,218,184,452
Short-Term Investment
Money Market Mutual Fund	701,570,275	—	—	701,570,275
Total Short-Term Investment	701,570,275	—	—	701,570,275
Total Investments	$701,570,275	$22,218,184,452	$—	$22,919,754,727

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy. There were no transfers into or out of Level 3 during the reporting period, as compared to the security classifications from the prior year’s annual report. See the Fund’s Valuation Policy in Note 2a to the financial statements.

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund
December 31, 2019 (Unaudited)

The Baird Core Plus Bond Fund seeks an annual rate of total return, before Fund expenses, greater than the annual rate of total return of the Bloomberg Barclays U.S. Universal Bond Index. The Bloomberg Barclays U.S. Universal Bond Index is an unmanaged, market value weighted index of fixed income securities issued in dollars, including U.S. government, investment grade and non-investment grade credit, emerging market debt, asset-backed and mortgage-backed securities, Eurobonds, 144A securities and commercial mortgage-backed securities (CMBS), with maturities of at least one year.

Treasury yields fell in 2019 as growing recession fears compelled the Fed to pivot to a more accommodative policy stance which included three rate cuts and a renewed expansion of its balance sheet in the second half of the year. The 10-year Treasury fell to a low of 1.46% on September 4th before trending higher to end the year at 1.92%, still 76 basis points lower for the year. In January, Chairman Powell said the Fed would be “patient”, signaling a prolonged pause to further rate hikes. As global growth slowed and US/China trade tensions rose, the Fed made the first “insurance” rate cut in July and ultimately cut the Fed funds rate two more times, bringing the target range to 1.50%-1.75% by the end of October. The pivot to more accommodation by the Fed, along with easing measures by other global central banks, calmed the market’s recession concerns. The curve steepened and the 3-month to 10-year yield spread “de-inverted”, closing the year at positive 37 basis points. De-escalation in US/China trade tensions provided additional market support as the two countries agreed to a “phase one deal” and, in the UK, markets got clarity on Brexit, as Boris Johnson and the Conservative party won a historically large majority in Parliament, paving the way for Britain to approve the separation agreement with the European Union by the January 31, 2020 deadline.

During 2019, the Fund’s Institutional Class Shares generated strong absolute and relative returns and outperformed its benchmark by 82 basis points net of fees.

The primary factors contributing to the Fund’s absolute and relative performance in 2019 include:

•	Credit Positioning – Positive overall
• Positive – Overweight to Investment Grade Credit
• Positive – Active positioning within Investment Grade Credit
• Positive – Overweight to Financials as well as an overweight to BBB Credit
• Positive – Underweight to Other Government/Non-Corp Credit in favor of Corporate Credit
• Negative – Underweight to High Yield Credit
•	Mortgage-Backed Securities (MBS) & Asset-Backed Securities (ABS) Positioning
• Positive – Active positioning within MBS & ABS
• Positive – Underweight to Agency Residential Mortgage-Backed Securities (RMBS) with a bias to more stable average life profiles
• Positive – Overweight to Commercial Mortgage-Backed Securities (CMBS) and exposure to Non-Agency RMBS
•	Yield Curve Positioning – Positive overall
• Positive – Overall portfolio positive convexity tilt versus the benchmark
• Modest detractor – Modest underweight to 1-3 year maturities as the curve steepened and favoring 20-year over 30-year maturities in the long end

The economic outlook for 2020 is largely similar to what occurred in 2019, with a continuation of modest economic growth (1.5% – 2.5%) and moderate inflation at or below the Fed’s 2.0% target level for Core PCE. With this outlook, a stable but accommodative Fed stance is also likely to prevail for the year. One would expect that a favorable economic, inflation and monetary backdrop would imply stable market rates as well, but bouts of higher volatility are to be expected, particularly since 2020 is an election year, other geopolitical “hotspots” persist such as Iran and the global economic impact of the Coronavirus (COVID-19) outbreak is currently unknown. Prior to the outbreak, the global economic picture appeared to be improving on the margin, with the timing of Brexit resolved and the “Phase One” trade agreement between the U.S and China in place.

Baird Core Plus Bond Fund
December 31, 2019 (Unaudited)

We maintain a modest overweight to Investment Grade corporate credit, particularly Financials, and prefer the risk reward profile of BBB-rated Credit relative to High Yield credit. We continue to underweight Agency RMBS, albeit a more modest underweight following the weak performance of the sector in 2019, and prefer the risk/reward characteristics of Agency CMBS as well as Non-Agency CMBS, Non-Agency RMBS and ABS at the senior part of the capital structure. As a reminder, we only purchase U.S. dollar denominated securities in the cash bond market (no derivatives). The Fund remains duration neutral to its benchmark and we believe it is well positioned to add value relative to its benchmark.

Baird Core Plus Bond Fund
December 31, 2019 (Unaudited)

Portfolio Characteristics

Quality Distribution(1)(2)
	Net Assets	$23,924,809,825

	SEC 30-Day
	Yield(3)
	Institutional Class	2.50%
	Investor Class	2.25%

	Average
	Effective
	Duration	5.68 years

	Average
	Effective
	Maturity	7.56 years

	Annualized
	Expense
Sector Weightings(1)	Ratio(4)
	Institutional Class	0.30%
	Investor Class	0.55%	(5)

	Portfolio
	Turnover Rate	26%

	Number of
	Holdings	1,379

(1)	Percentages shown are based on the Fund’s total investments.
(2)
The quality profile is calculated on a market value-weighted basis using the highest credit quality rating for each security held by the Fund given by S&P, Moody’s or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (NRSRO).  NRSROs rate the credit quality of securities using a scale that generally ranges from AAA (highest) to D (lowest).

(3)	SEC yields are based on SEC guidelines and are calculated for the 30 days ended December 31, 2019.
(4)	Reflects expense ratios as stated in the Fund’s current prospectus.
(5)	Includes 0.25% 12b-1 fee.

Baird Core Plus Bond Fund
December 31, 2019 (Unaudited)

Institutional Class
Value of a $25,000 Investment
Growth of a hypothetical investment of $25,000 made on 12/31/09, assuming reinvestment of all distributions.

Investor Class
Value of a $10,000 Investment

Growth of a hypothetical investment of $10,000 made on 12/31/09, assuming reinvestment of all distributions.

Baird Core Plus Bond Fund
December 31, 2019 (Unaudited)

Total Returns

		Average Annual
	One	Five	Ten	Since
For the Periods Ended December 31, 2019	Year	Years	Years	Inception(1)
Institutional Class Shares	10.11%	3.75%	4.92%	5.81%
Investor Class Shares	9.69%	3.49%	4.66%	5.54%
Bloomberg Barclays U.S. Universal Bond Index(2)	9.29%	3.44%	4.12%	5.12%

(1)	For the period from September 29, 2000 (inception date) through December 31, 2019.
(2)
The Bloomberg Barclays U.S. Universal Bond Index is an unmanaged, market value weighted index of fixed income securities issued in U.S. dollars, including U.S. government and investment grade debt, non-investment grade debt, asset-backed and mortgage-backed securities, Eurobonds, 144A securities and emerging market debt, with maturities of at least one year.  This Index does not reflect any deduction for fees, expenses or taxes.  A direct investment in an index is not possible.

The line graphs on the previous page and the returns shown in the table above reflect reinvestment of dividends and/or capital gains distributions in additional shares.  The returns in the graphs and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The returns reflect the actual performance for each period and do not include the impact of trades executed on the last business day of the period that were recorded on the first business day of the next period.

The Fund’s gross expense ratio for each Class, as reflected in the Fund’s current prospectus, is set forth under “Portfolio Characteristics”.

The Fund may invest up to 20% of its net assets in non-investment grade debt securities (commonly referred to as “high yield” bonds). While these types of debt securities typically offer higher yields than investment grade securities, they also include greater risks including increased credit risk and the increased risk of default or bankruptcy. The Fund maintains securities with longer maturities in order to provide a greater potential for return. Generally, the longer a bond’s maturity, the greater the interest rate risk. The Fund may also invest in U.S. dollar denominated foreign securities which involve additional risks such as political and economic instability, and different and sometimes less strict financial reporting standards and regulation. The Fund may also invest in mortgage- and asset-backed securities, which include interest rate and prepayment risks more pronounced than those of other fixed income securities.

Past performance does not guarantee future results.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

For information about the performance of the Fund as of the most recent month-end, please call 1-866-44BAIRD or visit www.bairdfunds.com.  Mutual fund performance changes over time and current performance may be lower or higher than that stated.

Baird Core Plus Bond Fund
Summary Schedule of Investments, December 31, 2019

This schedule summarizes the Fund’s holdings by asset type. Details are reported for each of the Fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the Fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The Fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, as of the quarter end. For the second and fourth fiscal quarters, the complete listing of the Fund’s holdings is available electronically at http://www.bairdassetmanagement.com/baird-funds/funds-and-performance#Literature and in the Fund’s Form N-CSR on the Securities and Exchange Commission’s website (www.sec.gov) or you can have it mailed to you without charge by calling 1-866-44BAIRD. For the first and third fiscal quarters, the Fund files the lists with the SEC on Part F of Form N-PORT. Shareholders can look up the Fund’s Forms N-CSR or Part F of Form N-PORT on the SEC’s website (www.sec.gov).

Long-Term Investments
	Principal		% of
	Amount	Value	Net Assets
U.S. Treasury Securities
U.S. Treasury Bonds:
1.750%, 03/31/2022	$474,725,000	$476,505,219	2.0%
1.875%, 03/31/2022	765,525,000	770,399,243	3.2%
1.625%, 08/31/2022	305,175,000	305,425,338	1.3%
2.500%, 05/15/2024	1,375,000	1,422,749	0.0%
2.000%, 11/15/2026	202,200,000	204,545,836	0.9%
2.250%, 11/15/2027	310,650,000	319,484,110	1.3%
3.125%, 11/15/2028	181,225,000	199,397,054	0.8%
3.500%, 02/15/2039	333,170,000	399,921,129	1.7%
2.875%, 05/15/2043	729,750,000	796,710,262	3.3%
2.500%, 02/15/2045	720,675,000	737,059,099	3.1%
2.875%, 05/15/2049	38,300,000	42,328,980	0.2%
Total U.S. Treasury Securities
(Cost $4,101,958,890)		4,253,199,019	17.8%
Other Government Related Securities
Other Government Related Securities(1)(2)(10)		234,437,945	1.0%
Total Other Government Related Securities
(Cost $221,858,391)		234,437,945	1.0%
Corporate Bonds
Industrials
Charter Communications Operating LLC,
4.908%, 07/23/2025	63,550,000	69,979,824	0.3%
DXC Technology Co.,
4.250%, 04/15/2024	52,810,000	56,100,298	0.2%
Sabine Pass Liquefaction LLC,
5.875%, 06/30/2026	60,015,000	68,988,685	0.3%
Shire Acquisitions Investments Ireland DAC,
2.875%, 09/23/2023(1)	54,946,000	55,990,906	0.2%
Western Digital Corp.,
4.750%, 02/15/2026	57,075,000	59,500,688	0.3%
Other Industrials(1)(2)(9)(10)		5,983,912,257	25.0%
Total Industrials
(Cost $5,960,109,330)		6,294,472,658	26.3%

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund
Summary Schedule of Investments, December 31, 2019

Long-Term Investments (cont.)
	Principal		% of
	Amount	Value	Net Assets
Utilities
Other Utilities(1)(2)(10)		$308,363,710	1.3%
Total Utilities
(Cost $292,479,047)		308,363,710	1.3%
Financials
Capital One NA,
3.375%, 02/15/2023	$54,066,000	55,860,883	0.2%
ING Bank NV,
5.800%, 09/25/2023(1)(2)	62,161,000	68,994,779	0.3%
LeasePlan Corp. NV,
2.875%, 10/24/2024(1)(2)	59,675,000	59,654,749	0.2%
Nationwide Building Society,
4.000%, 09/14/2026(1)(2)	58,541,000	61,631,413	0.3%
Royal Bank of Scotland Group PLC,
3.498%, 05/15/2023
(3 Month LIBOR USD + 1.480%)(1)(3)	62,335,000	63,859,748	0.3%
Other Financials(1)(2)(3)(9)(10)		4,260,411,038	17.8%
Total Financials
(Cost $4,373,403,685)		4,570,412,610	19.1%
Total Corporate Bonds
(Cost $10,625,992,062)		11,173,248,978	46.7%
Municipal Bonds
Other Municipal Bonds(10)		135,332,860	0.6%
Total Municipal Bonds
(Cost $131,233,775)		135,332,860	0.6%
Residential Mortgage-Backed Securities
U.S. Government Agency Issues
Federal Gold Loan Mortgage Corp. (FGLMC):
5.000%, 12/01/2020	2,842	2,939	0.0%
5.000%, 05/01/2021	4,093	4,230	0.0%
6.000%, 06/01/2021	2,100	2,137	0.0%
3.000%, 05/01/2027	3,958,062	4,064,121	0.0%
6.500%, 12/01/2028	11,517	12,790	0.0%
6.500%, 06/01/2029	4,709	5,230	0.0%
3.000%, 10/01/2030	29,350,877	30,291,718	0.1%
3.000%, 02/01/2032	45,348,975	46,804,789	0.2%
3.500%, 05/01/2032	22,714,782	23,770,920	0.1%
3.500%, 01/01/2034	22,579,070	23,626,918	0.1%
5.000%, 03/01/2036	4,224,781	4,657,777	0.0%
5.500%, 04/01/2037	89,756	100,805	0.0%
5.500%, 04/01/2038	57,220	64,276	0.0%
5.500%, 05/01/2038	95,501	107,245	0.0%
5.500%, 01/01/2039	14,966,853	16,852,781	0.1%

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund
Summary Schedule of Investments, December 31, 2019

Long-Term Investments (cont.)
	Principal		% of
	Amount	Value	Net Assets
Federal Gold Loan Mortgage Corp. (FGLMC): (cont.)
4.500%, 11/01/2039	$1,980,976	$2,151,947	0.0%
4.500%, 11/01/2039	573,051	622,671	0.0%
4.500%, 08/01/2040	1,953,088	2,122,146	0.0%
4.500%, 08/01/2040	2,782,423	3,014,112	0.0%
4.000%, 10/01/2040	19,937,624	21,394,945	0.1%
4.000%, 01/01/2041	13,945,955	14,966,343	0.1%
3.500%, 06/01/2042	3,835,884	4,044,926	0.0%
3.500%, 06/01/2042	5,894,642	6,217,337	0.0%
3.500%, 07/01/2042	22,751,625	24,024,762	0.1%
3.500%, 07/01/2042	33,175,895	34,980,449	0.1%
3.000%, 08/01/2042	18,928,081	19,514,547	0.1%
3.500%, 09/01/2042	12,662,643	13,371,523	0.1%
3.000%, 11/01/2042	44,589,629	45,971,795	0.2%
3.500%, 12/01/2042	19,767,682	20,841,465	0.1%
3.000%, 01/01/2043	32,483,844	33,501,426	0.1%
3.000%, 02/01/2043	6,320,190	6,513,731	0.0%
3.500%, 02/01/2043	13,672,415	14,434,758	0.1%
3.000%, 03/01/2043	15,070,314	15,531,516	0.1%
3.000%, 04/01/2043	13,059,313	13,458,113	0.1%
3.000%, 04/01/2043	11,197,891	11,541,746	0.0%
3.000%, 06/01/2043	10,494,893	10,806,041	0.0%
3.000%, 08/01/2043	23,892,956	24,613,155	0.1%
4.500%, 12/01/2043	10,573,617	11,497,083	0.0%
3.500%, 05/01/2044	12,490,815	13,222,696	0.1%
3.500%, 08/01/2044	23,048,660	24,149,149	0.1%
3.500%, 08/01/2044	28,912,808	30,479,690	0.1%
4.000%, 09/01/2044	12,022,975	12,793,256	0.1%
4.000%, 10/01/2044	18,392,694	19,705,974	0.1%
3.500%, 01/01/2045	21,059,693	22,210,094	0.1%
4.000%, 02/01/2045	12,661,123	13,424,966	0.1%
3.500%, 06/01/2045	24,179,050	25,597,381	0.1%
3.500%, 07/01/2045	21,716,387	22,882,231	0.1%
3.000%, 10/01/2045	31,929,432	32,902,342	0.1%
4.000%, 10/01/2045	18,872,050	20,009,745	0.1%
3.500%, 12/01/2045	24,287,069	25,387,543	0.1%
4.000%, 12/01/2045	7,690,218	8,154,044	0.0%
3.000%, 01/01/2046	82,755,581	85,442,065	0.4%
3.500%, 01/01/2046	49,415,499	52,091,038	0.2%
4.000%, 02/01/2046	22,701,652	24,315,718	0.1%
4.000%, 02/01/2046	10,509,898	11,139,959	0.0%
3.500%, 03/01/2046	6,306,910	6,676,686	0.0%
4.000%, 05/01/2046	912,410	965,100	0.0%
3.500%, 08/01/2046	74,431,342	78,795,553	0.3%
4.000%, 08/01/2046	12,161,642	13,029,994	0.1%

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund
Summary Schedule of Investments, December 31, 2019

Long-Term Investments (cont.)
	Principal		% of
	Amount	Value	Net Assets
Federal Gold Loan Mortgage Corp. (FGLMC): (cont.)
3.000%, 10/01/2046	$66,147,162	$67,932,227	0.3%
3.000%, 10/01/2046	87,568,372	90,201,858	0.4%
4.500%, 11/01/2046	70,436,527	76,434,505	0.3%
4.000%, 01/01/2047	42,363,545	45,550,380	0.2%
3.000%, 05/01/2047	73,107,140	75,078,965	0.3%
3.500%, 08/01/2047	23,405,964	24,671,442	0.1%
4.000%, 06/01/2048	64,272,696	69,677,707	0.3%
4.000%, 08/01/2048	37,249,108	39,538,287	0.2%
Federal National Mortgage Association (FNMA):
5.000%, 11/01/2021	1,033	1,067	0.0%
3.000%, 04/01/2027	7,417,991	7,612,612	0.0%
2.500%, 12/01/2027	11,432,146	11,584,895	0.0%
5.000%, 05/01/2028	30,157	32,170	0.0%
6.500%, 09/01/2028	8,135	9,029	0.0%
6.500%, 02/01/2029	19,218	21,389	0.0%
3.000%, 07/01/2029	16,177,549	16,655,623	0.1%
4.500%, 07/01/2030	3,453,799	3,699,078	0.0%
3.000%, 08/01/2030	23,528,152	24,269,164	0.1%
3.000%, 01/01/2031	64,640,940	66,673,825	0.3%
4.000%, 11/01/2031	15,911,905	16,946,879	0.1%
3.500%, 01/01/2032	39,256,438	41,056,649	0.2%
5.500%, 01/01/2032	7,714	8,416	0.0%
2.500%, 07/01/2032	24,493,346	24,869,338	0.1%
2.500%, 12/01/2032	91,158,183	92,386,438	0.4%
3.500%, 09/01/2033	60,823,336	63,771,232	0.3%
5.000%, 09/01/2033	10,668,888	11,758,412	0.1%
4.500%, 10/01/2033	19,621,209	21,099,878	0.1%
3.000%, 11/01/2033	96,719,781	100,180,867	0.4%
4.000%, 01/01/2034	11,294,572	12,030,966	0.1%
5.500%, 04/01/2034	609,041	685,181	0.0%
4.000%, 09/01/2034	16,481,580	17,553,425	0.1%
5.500%, 09/01/2034	27,451	30,896	0.0%
5.000%, 02/01/2035	26,208,141	28,881,601	0.1%
5.500%, 02/01/2035	24,190	27,218	0.0%
5.000%, 04/01/2035	1,090,801	1,202,309	0.0%
5.000%, 07/01/2035	3,144,862	3,465,502	0.0%
5.000%, 02/01/2036	1,935,795	2,133,886	0.0%
5.000%, 03/01/2036	883,408	973,717	0.0%
5.500%, 04/01/2036	2,852,909	3,210,402	0.0%
4.000%, 05/01/2037	59,475,043	63,021,347	0.3%
3.500%, 08/01/2037	37,752,217	39,209,709	0.2%
2.500%, 04/01/2038	64,328,895	64,971,210	0.3%
6.000%, 05/01/2038	4,573,822	5,244,150	0.0%
4.500%, 04/01/2039	15,261,585	16,621,123	0.1%

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund
Summary Schedule of Investments, December 31, 2019

Long-Term Investments (cont.)
	Principal		% of
	Amount	Value	Net Assets
Federal National Mortgage Association (FNMA): (cont.)
4.000%, 06/01/2039	$10,471,543	$11,185,996	0.0%
5.000%, 06/01/2039	13,651,183	14,985,636	0.1%
4.500%, 01/01/2040	10,162,372	11,023,223	0.0%
5.000%, 06/01/2040	11,577,106	12,685,858	0.1%
4.000%, 08/01/2040	939,963	1,007,540	0.0%
4.500%, 08/01/2040	15,163,990	16,464,793	0.1%
4.000%, 10/01/2040	1,668,287	1,789,024	0.0%
4.000%, 11/01/2040	17,363,295	18,621,586	0.1%
4.000%, 12/01/2040	3,626,076	3,908,396	0.0%
3.500%, 01/01/2041	1,903,601	2,006,518	0.0%
4.000%, 01/01/2041	3,667,842	3,934,322	0.0%
3.500%, 02/01/2041	2,156,880	2,273,249	0.0%
4.000%, 02/01/2041	361,760	388,007	0.0%
4.500%, 02/01/2041	47,372,834	51,357,287	0.2%
3.500%, 03/01/2041	14,714,046	15,507,629	0.1%
4.000%, 03/01/2041	6,557,147	7,032,310	0.0%
4.500%, 07/01/2041	4,749,169	5,155,720	0.0%
3.500%, 09/01/2041	30,506,152	32,151,582	0.1%
4.000%, 09/01/2041	2,862,610	3,070,328	0.0%
3.500%, 11/01/2041	15,996,162	16,861,790	0.1%
3.500%, 12/01/2041	2,885,903	3,041,672	0.0%
4.000%, 12/01/2041	13,259,521	14,211,449	0.1%
4.000%, 01/01/2042	24,753,306	26,541,987	0.1%
4.500%, 01/01/2042	9,804,541	10,645,770	0.0%
4.000%, 02/01/2042	21,758,784	23,296,325	0.1%
3.000%, 04/01/2042	58,025,261	59,709,962	0.3%
3.000%, 05/01/2042	3,390,475	3,493,029	0.0%
3.500%, 05/01/2042	16,382,493	17,265,306	0.1%
3.500%, 06/01/2042	6,337,225	6,680,131	0.0%
3.500%, 07/01/2042	105,793,697	111,930,720	0.5%
3.500%, 08/01/2042	10,116,652	10,664,104	0.0%
3.500%, 09/01/2042	16,918,818	17,834,345	0.1%
3.000%, 10/01/2042	17,106,886	17,700,829	0.1%
3.000%, 03/01/2043	6,421,925	6,601,176	0.0%
3.000%, 04/01/2043	2,141,091	2,205,173	0.0%
3.000%, 05/01/2043	32,491,155	33,464,164	0.1%
3.500%, 05/01/2043	16,387,996	17,292,362	0.1%
3.000%, 06/01/2043	27,251,333	28,064,788	0.1%
3.500%, 06/01/2043	8,456,671	9,065,033	0.0%
3.000%, 07/01/2043	21,280,779	21,926,221	0.1%
4.000%, 07/01/2043	28,894,093	30,923,307	0.1%
3.000%, 08/01/2043	7,834,875	8,062,184	0.0%
3.500%, 09/01/2043	36,114,051	38,038,271	0.2%
4.500%, 09/01/2043	15,190,429	16,491,802	0.1%

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund
Summary Schedule of Investments, December 31, 2019

Long-Term Investments (cont.)
	Principal		% of
	Amount	Value	Net Assets
Federal National Mortgage Association (FNMA): (cont.)
4.000%, 01/01/2045	$12,611,676	$13,350,352	0.1%
3.500%, 02/01/2045	47,749,304	50,321,183	0.2%
4.000%, 02/01/2045	44,479,917	47,541,112	0.2%
4.000%, 03/01/2045	10,236,551	10,961,579	0.0%
4.000%, 11/01/2045	42,630,674	44,898,736	0.2%
3.500%, 12/01/2045	37,899,476	39,532,219	0.2%
4.000%, 12/01/2045	75,973,359	80,817,013	0.3%
4.500%, 02/01/2046	28,590,604	31,017,529	0.1%
4.500%, 08/01/2046	29,385,686	31,591,930	0.1%
3.000%, 10/01/2046	27,211,944	27,946,181	0.1%
3.500%, 11/01/2046	31,847,302	33,251,948	0.1%
4.000%, 02/01/2047	21,845,732	22,999,836	0.1%
4.000%, 03/01/2047(8)	68,481,548	72,960,088	0.3%
4.000%, 11/01/2047	16,603,552	17,457,064	0.1%
3.500%, 12/01/2047	53,249,536	55,358,621	0.2%
4.000%, 12/01/2047	85,872,102	90,200,215	0.4%
3.500%, 05/01/2048	94,617,631	99,139,170	0.4%
5.000%, 11/01/2048	37,829,946	41,708,004	0.2%
Government National Mortgage Association (GNMA):
6.000%, 12/20/2028	14,671	16,325	0.0%
6.500%, 01/20/2029	7,902	8,994	0.0%
6.000%, 11/20/2033	10,731	12,245	0.0%
5.000%, 07/20/2040	562,075	620,798	0.0%
4.000%, 01/20/2041	8,851,308	9,389,558	0.0%
4.000%, 08/20/2041	5,133,816	5,449,176	0.0%
3.500%, 10/20/2041	9,341,935	9,872,022	0.0%
4.000%, 12/20/2041	6,754,324	7,169,418	0.0%
4.000%, 02/20/2042	13,155,828	13,964,839	0.1%
4.000%, 06/20/2042	10,986,935	11,660,550	0.0%
3.500%, 09/20/2042	7,394,310	7,784,652	0.0%
4.000%, 09/20/2044	37,860,701	40,140,983	0.2%
3.000%, 04/20/2045	14,961,048	15,454,490	0.1%
3.500%, 04/20/2045	20,178,216	20,988,786	0.1%
4.000%, 05/20/2045	15,760,774	16,672,989	0.1%
3.500%, 06/20/2045	19,395,479	20,221,506	0.1%
3.500%, 10/20/2045	65,110,297	68,117,768	0.3%
4.500%, 01/20/2046	14,877,595	15,878,974	0.1%
4.000%, 04/20/2046	22,191,256	23,331,950	0.1%
4.000%, 05/20/2046	8,210,217	8,593,692	0.0%
4.500%, 06/20/2047	27,296,873	29,070,987	0.1%
4.500%, 07/20/2047	18,671,707	19,882,761	0.1%
4.500%, 09/20/2047	97,135,285	102,831,940	0.4%
3.500%, 02/20/2048	42,597,790	44,496,099	0.2%

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund
Summary Schedule of Investments, December 31, 2019

Long-Term Investments (cont.)
	Principal		% of
	Amount	Value	Net Assets
Seasoned Credit Risk Transfer Trust,
Series 2019-4, Class MA, 3.000%, 02/25/2059	$62,383,440	$63,591,820	0.3%
Other U.S. Government Agency Issues(10)		61,068	0.0%
Total U.S. Government Agency Issues
(Cost $4,319,025,650)		4,432,763,485	18.5%
Non-U.S. Government Agency Issues
GS Mortgage Securities Trust,
Series 2018-RPL1, Class A1A, 3.750%, 10/25/2057(2)	59,856,108	61,844,408	0.3%
Towd Point Mortgage Trust,
Series 2019-4, Class A1, 2.900%, 10/25/2059(2)(4)	84,692,982	85,179,992	0.3%
Other Non-U.S. Government Agency Issues(2)(3)(4)(6)(7)(10)		836,901,484	3.5%
Total Non-U.S. Government Agency Issues
(Cost $977,619,630)		983,925,884	4.1%
Commercial Mortgage-Backed Securities
U.S. Government Agency Issues
Freddie Mac Multifamily Structured
Pass Through Certificates:
Series K029, Class A2, 3.320%, 02/25/2023	64,407,000	66,809,787	0.3%
Series K725, Class A2, 3.002%, 01/25/2024	15,000,000	15,491,997	0.1%
Series K037, Class A2, 3.490%, 01/25/2024	66,950,000	70,410,786	0.3%
Series K048, Class A2, 3.284%, 06/25/2025(4)	59,391,000	62,635,566	0.2%
Series K050, Class A2, 3.334%, 08/25/2025(4)	82,951,000	87,738,442	0.4%
Series K734, Class A2, 3.208%, 02/25/2026	45,125,000	47,455,273	0.2%
Series K061, Class A2, 3.347%, 11/25/2026(4)	57,140,000	60,869,134	0.2%
Series K064, Class A2, 3.224%, 03/25/2027	1,000,000	1,058,310	0.0%
Series K065, Class A2, 3.243%, 04/25/2027	16,658,000	17,665,139	0.1%
Series K072, Class A2, 3.444%, 12/25/2027	12,000,000	12,888,353	0.0%
Series K074, Class A2, 3.600%, 01/25/2028	36,495,000	39,584,032	0.2%
Series K077, Class A2, 3.850%, 05/25/2028(4)	46,199,000	50,879,582	0.2%
Series K079, Class A2, 3.926%, 06/25/2028	14,725,000	16,320,638	0.1%
Series K080, Class A2, 3.926%, 07/25/2028(4)	37,520,000	41,585,003	0.2%
Series K158, Class A3, 3.900%, 10/25/2033(4)	18,777,000	21,036,906	0.1%
Other U.S. Government Agency Issues(4)(10)		31,101,342	0.1%
Total U.S. Government Agency Issues
(Cost $624,616,635)		643,530,290	2.7%
Non-U.S. Government Agency Issues
BANK,
Series 2017-BNK8, Class A4, 3.488%, 11/17/2050	60,056,751	63,915,199	0.2%
Other Non-U.S. Government Agency Issues(4)(10)		1,093,779,392	4.6%
Total Non-U.S. Government Agency Issues
(Cost $1,139,188,279)		1,157,694,591	4.8%

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund
Summary Schedule of Investments, December 31, 2019

Long-Term Investments (cont.)
	Principal		% of
	Amount	Value	Net Assets
Asset Backed Securities
Toyota Auto Loan Extended Note Trust,
Series 2019-1A, Class A, 2.560%, 11/25/2031(2)	$62,085,050	$63,039,682	0.3%
Other Asset Backed Securities(2)(10)		194,204,096	0.8%
Total Asset Backed Securities
(Cost $251,510,175)		257,243,778	1.1%
Common Stock
Energy		1,285,784	0.0%
Other Energy(1)
Total Common Stock
(Cost $3,790,590)		1,285,784	0.0%
Total Long-Term Investments
(Cost $22,396,794,077)		23,272,662,614	97.3%
Short-Term Investment
	Shares
Money Market Mutual Fund
First American Government Obligations
Fund, Class U, 1.53%(5)	635,096,045	635,096,045	2.6%
Total Short-Term Investment
(Cost $635,096,045)		635,096,045	2.6%
Total Investments
(Cost $23,031,890,122)		23,907,758,659	99.9%
Other Assets in Excess of Liabilities		17,051,166	0.1%
TOTAL NET ASSETS		$23,924,809,825	100.0%
Notes to Summary Schedule of Investments
LIBOR – London Inter-bank Offered Rate
(1)	Foreign security, or group of securities contains a foreign security.
(2)
Security, or group of securities contains a security, issued under Rule 144A under the Securities Act of 1933 and classified as liquid under the Fund’s liquidity risk management program. Purchased in a private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers. At December 31, 2019, the value of these securities total $4,377,341,972, which represents 18.30% of total net assets.

(3)	Variable rate security, or group of securities contains a variable rate security, based on a reference index and spread. The rate reported is the rate in effect as of December 31, 2019.
(4)	Variable rate security, or group of securities contains a variable rate security. The coupon is based on an underlying pool of loans. The rate reported is the rate in effect as of December 31, 2019.
(5)	Seven-day yield.
(6)	Security, or group of securities contains a security, that, on the last payment date, missed a partial principal or interest payment.
(7)	Step-up bond, or group of securities contains a step-up bond; the interest rate shown is the rate in effect as of December 31, 2019.
(8)	Security or a portion of the security, or group of securities contains a security, purchased on a when-issued or delayed delivery basis.
(9)	Security in default, or group of securities contains a security in default.
(10)	Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

The accompanying notes are an integral part of these financial statements.

Baird Core Plus Bond Fund
Summary Schedule of Investments, December 31, 2019

Summary of Fair Value Exposure at December 31, 2019

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability.  These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 –	Unadjusted quoted prices in active markets for identical unrestricted securities.
Level 2 –
Other significant observable inputs (including quoted prices for similar securities, quoted prices in inactive markets, dealer indications, interest rates, yield curves, prepayment speeds, credit risk, default rates, inputs corroborated by observable market data, etc.).

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions about the factors that market participants would use in valuing the security) based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2019:

	Level 1	Level 2	Level 3	Total
Long-Term Investments
U.S. Treasury Securities	$—	$4,253,199,019	$—	$4,253,199,019
Other Government Related Securities	—	234,437,945	—	234,437,945
Corporate Bonds	—	11,173,248,978	—	11,173,248,978
Municipal Bonds	—	135,332,860	—	135,332,860
Residential Mortgage-Backed Securities –
U.S. Government Agency Issues	—	4,432,763,485	—	4,432,763,485
Residential Mortgage-Backed Securities –
Non-U.S. Government Agency Issues	—	983,925,884	—	983,925,884
Commercial Mortgage-Backed Securities –
U.S. Government Agency Issues	—	643,530,290	—	643,530,290
Commercial Mortgage-Backed Securities –
Non-U.S. Government Agency Issues	—	1,157,694,591	—	1,157,694,591
Asset Backed Securities	—	257,243,778	—	257,243,778
Common Stock	1,285,784	—	—	1,285,784
Total Long-Term Investments	1,285,784	23,271,376,830	—	23,272,662,614
Short-Term Investment
Money Market Mutual Fund	635,096,045	—	—	635,096,045
Total Short-Term Investment	635,096,045	—	—	635,096,045
Total Investments	$636,381,829	$23,271,376,830	$—	$23,907,758,659

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy. There were no transfers into or out of Level 3 during the reporting period, as compared to the security classifications from the prior year’s annual report. See the Fund’s Valuation Policy in Note 2a to the financial statements.

The accompanying notes are an integral part of these financial statements.

2019 Municipal Bond Market Overview
(Unaudited)

Strong Finish to a Strong Year for Municipals
By all measures, 2019 was a good year for the municipal market and a rewarding year for investors, particularly those who sought a higher level of interest rate and/or credit risk. Credit spreads narrowed as investors searched for yield in lower-quality bonds. Most noteworthy this year, however, was the impressive decline in yields led by the long end of the curve. For the year, AAA tax-free yields fell 74, 84, and 94 bps, respectively, in the 2yr, 10yr and 30yr maturities. As a result, the tax-free curve flattened by 20 bps between 2–30 years, although it steepened modestly in Q4 as short rates fell and long rates rose. Even more impressive this year was that tax-free yields fell more than Treasury yields at all points along the curve even with the downward pressure on global sovereign yields from powerful macro forces, including: slowing global growth, US/China trade tensions and the pivot by the Fed to an easing mode.  Broadly speaking, fixed income assets benefited this year from strong demand, driven to a large extent by the supportive demographics of an aging society in need of income. Beyond this, the municipal market continued to benefit from the passage of the Tax Cuts and Jobs Act (TCJA) in December 2017. The capping of state and local deductions at $10,000 for individuals, particularly those in high-tax states, continued to drive demand for tax-exempt securities. Municipal funds and ETFs had consistently positive flows this year, with $94B of inflows, easily surpassing the previous record of $79B in 2009. Complementing the strong demand was impressive growth in municipal issuance, which rose 22% YoY. Tax-free borrowings rose 12% YoY, nearly all of which was for new money projects, but the real surprise was the significant increase in taxable municipal debt. For the full year, taxable issuance rose $38B, a 115% YoY increase. The taxable supply was both the highest nominal amount ($70B) and the highest percentage of total municipal issuance (17%) in any year since the Build America Bond (BAB) program ended in 2010. The rise in taxable issuance can also be tied back to the TCJA, which eliminated tax-exempt advance refundings. Low nominal rates allowed municipalities to refund tax-free debt with taxable debt, while still realizing interest savings. The rise in taxable supply brought welcome renewed interest from banks and insurers, many of which had pulled back from the market when corporate tax rates fell to 21%.

AAA Municipal Yields

Maturity	12/31/18	9/30/19	11/30/19	12/31/19	1Mo Chg	Q4	YTD
1	1.74%	1.27%	1.10%	1.06%	-0.04%	-0.21%	-0.68%
2	1.80%	1.27%	1.10%	1.06%	-0.04%	-0.21%	-0.74%
3	1.85%	1.27%	1.11%	1.07%	-0.04%	-0.20%	-0.78%
5	1.96%	1.28%	1.17%	1.14%	-0.03%	-0.14%	-0.82%
7	2.09%	1.32%	1.28%	1.25%	-0.03%	-0.07%	-0.84%
10	2.32%	1.47%	1.50%	1.48%	-0.02%	0.01%	-0.84%
30	3.09%	2.11%	2.13%	2.15%	0.02%	0.04%	-0.94%

Strong Municipal Credit Backdrop Even as “New” Risks Emerge
Taking nothing away from the bottom-up analysis that is essential in the municipal market, the fundamental backdrop for municipal credit currently is quite strong. Tax revenues continued to rise this year, as they have every year since 2010, while discretionary spending increases remained modest, allowing municipalities to further increase reserves to record levels. Despite the rise in supply in 2019, total outstanding debt in the municipal market remains around 2010 levels of $3.8 trillion. Effectively, any newly-issued supply replaced debt that was maturing, keeping debt service quite manageable. Further evidence of the favorable credit

2019 Municipal Bond Market Overview
(Unaudited)

backdrop is that rating agency upgrades for municipal debt have consistently exceeded downgrades for the last several years. Yet, long-term municipal credit challenges remain, not the least of which is the lingering pension and related healthcare liabilities. Unfortunately, plan funding status has improved only marginally in recent years despite favorable investment returns.

That said, two relatively new risks rose in prominence this year – cyber risk and climate risk. Municipalities and investors alike should consider how each may impact valuations over time. Cyber-related attacks nearly doubled in 2019; according to Recorded Future, 104 attacks were reported through mid-December, up from 53 in the prior year. School districts were the most frequent target (37) and Texas recorded the highest number of attacks (9) among all states, including one involving 22 local municipalities. Although federal authorities recommend that municipalities do not negotiate with cyber terrorists, some municipalities have determined that paying the ransom was their best, least costly option. Examples of ransoms paid this year were: Lake City, Florida ($460,000), Riviera Beach, Florida ($600,000), and Jackson County, Georgia ($400,000). Baltimore opted not to pay the $80,000 demanded in cryptocurrency, which ultimately cost the city an estimated $18.2 million (out of a $3.5B budget) to restore systems and regain lost revenue. Municipalities should be monitored as to their regular implementation of software updates as well as the resources set aside for IT and the training of their workforce.

While certainly less frequent than cyber-attacks, the costs and potentially longer-lasting credit impact of a climate-related event can be much larger. According to The Bond Buyer, flood-related disasters alone have cost the U.S. more than $845B since 2000, and the recent devastation from wildfires in California illustrate the potential risk from drought-related events. The financial support that a community/region has received after a natural disaster in the past, from federal, state and private insurance sources, has often fully covered the costs incurred. Although bond prices of municipalities impacted may have suffered price volatility during and after an event, bondholders have rarely suffered a financial loss. However, investors shouldn’t assume that will always be the case. At some point, federal resources may be harder to secure and private insurance less available, leaving state and local governments to shoulder a greater share of the financial burden.

Because a climate-related event can occur at any time in virtually any location, an appropriate starting point for a climate risk evaluation is simply the relative strength of an individual credit. Financially strong municipalities, particularly those with broad and diverse tax/revenue support and, importantly, that have taken steps to prepare for an event, should be better able to handle a shock than issuers with a weaker, more narrowly focused revenue stream. Beyond this, it’s important to simply acknowledge that certain municipalities have a higher probability of a climate-related event than others. According to the National Oceanic and Atmospheric Administration, of the 292 hurricanes that struck the U.S. between 1851 and 2018, 40% (120) hit Florida, followed by Texas with 22% (64). In contrast, a handful of other coastal Atlantic states, including Maryland, Delaware, New Jersey and Pennsylvania combined, had only 9 direct hurricanes over the 167-year period. When considering “major” hurricanes only, which are those that caused the most damage, 88% struck Florida and/or Texas, warranting a higher level of climate-related analysis of the coastal communities in those two states. Yet, currently there is very little difference in how credits in coastal Florida or Texas trade relative to other inland issuers. We expect the market awareness of climate-related risks to grow over time, bringing greater disparity to trading levels, but at the same time more efficiency given the perceived risks.

2019 Municipal Bond Market Overview
(Unaudited)

Modest Quarterly Returns but Strong Annual Returns in 2019
The fourth quarter of 2019 saw a modest rise in intermediate and long-term yields, but returns were still positive in Q4, adding to the strong full-year results. 2019 was a year in which risk-seeking strategies were well rewarded. For the year, long maturities (10.26%) handily outperformed the short (3.66%) and intermediate (6.44%) curve segments as rates fell and the tax-free yield curve flattened. Lower-quality credits also outperformed higher-quality issues for the quarter and full year. For example, returns on BBBs (9.94%) and High Yield municipals (10.68%) provided 321 bps and 395 bps of outperformance, respectively, over AAAs (6.73%) over the year. There was little difference in performance between the Revenue and General Obligation sectors, while the Prerefunded sector lagged these two by a wide margin, due primarily to its shorter average duration.

Total Returns of Selected Barclays Municipal Indices and Subsectors

Bloomberg				Bloomberg
Barclays				Barclays
Index/Sector	Dec	Q4	YTD	Quality	Dec	Q4	YTD
Municipal Bond Index	0.31%	0.74%	7.54%	AAA	0.26%	0.72%	6.73%
General Obligation bonds	0.33%	0.81%	7.30%	AA	0.28%	0.71%	7.12%
Revenue bonds	0.31%	0.71%	7.93%	A	0.31%	0.71%	8.10%
Prerefunded bonds	0.15%	0.73%	3.55%	BBB	0.49%	1.02%	9.94%
Long maturities (22+ yrs.)	0.26%	0.54%	10.26%	High Yield	0.30%	0.90%	10.68%
Intermediate				HY, ex-
maturities (1 – 17 yrs.)	0.32%	0.81%	6.44%	Puerto Rico	0.23%	0.84%	9.68%
Short maturities (1 – 5 yrs.)	0.21%	0.84%	3.66%

2020 Outlook
In 2020 we expect a continuation of many of the favorable themes that supported the municipal market in 2019. Although rates are unlikely to continue on the same downward path, the outlook for the Fed is a stable, if not accommodative, policy stance in the new year. In addition, the technical backdrop for the municipal market remains favorable with supply expected to rise modestly (although this is dependent upon rates remaining low) and strong demand. Between the cash available from bonds rolling off due to maturities or calls, plus new money flows, there should be little trouble absorbing anticipated supply in 2020. It’s possible that as much as 25% of total municipal issuance comes in the taxable sector, where demand is nearly unlimited given the size and breadth of the taxable fixed income markets. If so, the YoY growth in tax-exempt debt should be very modest. The economic backdrop also remains favorable as the record-long expansion is expected to continue for what will be its twelfth year by mid-2020, with recession concerns fading. The economic outlook, therefore, remains supportive for municipal credits for the foreseeable future, although credit spreads largely reflect this favorable view, leaving little room for error or further tightening. We continue to believe that an up-in-quality focus is the most appropriate posture, even as we look for select bottom-up opportunities. Beyond select credit opportunities, we anticipate structural opportunities will continue to provide yield enhancement strategies. The Housing sector, in particular, will remain a common overweight allocation. While it has higher average quality benefit, it offers additional yield beyond a traditional structure due to cash flow variability. 2020 is also an election year, which may provide heightened volatility for municipals as tax policies come into greater focus, as could the Healthcare sector, if meaningful changes are anticipated.

2019 Municipal Bond Market Overview
(Unaudited)

Disclosures

Fixed income is generally considered to be a more conservative investment than stocks, but bonds and other fixed income investments still carry a variety of risks such as interest rate risk, credit risk, inflation risk, and liquidity risk. In a rising interest rate environment, the value of fixed-income securities generally declines and conversely, in a falling interest rate environment, the value of fixed-income securities generally increases. High yield securities may be subject to heightened market, interest rate or credit risk and should not be purchased solely because of the stated yield.

The Bloomberg Barclays Municipal Bond Index is a broad-based, total-return index.  The bonds are all investment-grade, tax-exempt, and fixed-rate securities with long-term maturities (greater than 2 years).  They are selected from issues larger than $50 million. The components listed below the Municipal Bond Index (long maturities, intermediate maturities, short maturities, prefunded bonds, general obligation bonds and revenue bonds) are subsectors of the Bloomberg Barclays Municipal Bond Index and do not represent separate indices.

The Bloomberg Barclays High Yield Municipal Index includes bonds with a par value of at least $3 million and must be issued as part of a transaction of at least $20 million.  The maximum rating for inclusion is Ba1/BB+/BB+ using the middle rating.

For more information about the Bloomberg Barclays Municipal Bond Index or Bloomberg Barclays High Yield Municipal Index, please visit https://index.barcap.com/Home/Guides_and_Factsheets.

Municipal securities investments are not appropriate for all investors, especially those taxed at lower rates. The alternative minimum tax (AMT) may be applicable, even for securities identified as tax exempt. Past performance is not a guarantee of future results.

Ratings are measured on a scale that ranges from AAA or Aaa (highest) to D or C (lowest). Investment grade investments are those rated from highest down to BBB- or Baa3.

Robert W. Baird & Co. Incorporated. This is not a complete analysis of every material fact regarding any company, industry or security. The information has been obtained from sources we consider to be reliable, but we cannot guarantee the accuracy. Indices are unmanaged, and are not available for direct investment. Past performance is not a guarantee of future results.

Baird Short-Term Municipal Bond Fund
December 31, 2019 (Unaudited)

The Baird Short-Term Municipal Bond Fund seeks current income that is exempt from federal income tax and is consistent with the preservation of capital.

By all measures, 2019 was a good year for the municipal market and a rewarding year for investors, particularly those who sought a higher level of interest rate and/or credit risk. Credit spreads narrowed as investors searched for yield in lower-quality bonds. Most noteworthy this year, however, was the impressive decline in yields led by the long end of the curve. As a result, the tax-free curve flattened by 20 bps between 2–30 years, although it steepened modestly in Q4 as short rates fell and long rates rose. Even more impressive this year was that tax-free yields fell more than Treasury yields at all points along the curve even with the downward pressure on global sovereign yields from powerful macro forces, including: slowing global growth, US/China trade tensions and the pivot by the Fed to an easing mode.  Broadly speaking, fixed income assets benefited this year from strong demand, driven to a large extent by the supportive demographics of an aging society in need of income. Beyond this, the municipal market continued to benefit from the passage of the Tax Cuts and Jobs Act (TCJA) in December 2017. The capping of state and local deductions at $10,000 for individuals, particularly those in high-tax states, continued to drive demand for tax-exempt securities. Complementing the strong demand was impressive growth in municipal issuance, which rose 22% from the prior year. Tax-free borrowings rose 12% in 2019, but the real surprise was the significant increase in taxable municipal debt. For the full year, taxable issuance rose $38B, a 115% year-over-year increase. The taxable supply was both the highest nominal amount ($70B) and the highest percentage of total municipal issuance (17%) in any year since the Build America Bond (BAB) program ended in 2010. The rise in taxable issuance can also be tied back to the TCJA, which eliminated tax-exempt advance refundings. Low nominal rates allowed municipalities to refund tax-free debt with taxable debt, while still realizing interest savings.

During 2019, the Fund’s Institutional Class Shares generated strong absolute and relative returns and outperformed its benchmark by 30 basis points net of fees.

The primary factors contributing to the Fund’s absolute and relative performance in 2019 include:

•	Curve Allocation
• Despite modest steepening in Q4, the barbell structure contributed to full year performance as the curve flattened
•	Credit Positioning
• A higher quality credit weighting detracted from performance, but was partially offset by modest exposure to non-rated issues
•	Sector
• Overweight to the Revenue sector (e.g. Corporate-Backed and Housing issues) contributed modestly to performance
•	Security Selection
• Security selection was the largest contributor to performance for the year

In 2020 we expect a continuation of the many positive themes from 2019. Although rates are not likely to decline at the same pace, a stable, if not accommodative, Fed provides a favorable investing backdrop. Positive technical support is also likely to continue as supply is expected to increase only modestly while investor demand should remain more than sufficient. From a credit perspective, the backdrop also remains favorable, certainly on a fundamental basis, but less so in terms of valuation. The record length of this economic expansion has allowed state and local governments time to close budget gaps and rebuild reserves. Yet discipline is required. Long-term pension liabilities still loom over many municipalities and the awareness of new credit risks, such as climate change and cyber risk, are rising. Broadly speaking, credit spreads have narrowed to the point that lower quality credits are only moderately attractive, suggesting a higher quality credit posture is appropriate. A point of focus in 2020 is the elections, which could create additional market volatility, particularly as it relates to tax policy and healthcare reform.

Baird Short-Term Municipal Bond Fund
December 31, 2019 (Unaudited)

The Fund will seek to maintain a neutral duration posture relative to the benchmark with a curve allocation that seeks to optimize the roll-down benefit of an upward sloping municipal curve. Sector weightings favor an overweight to revenue-backed issues over general obligation debt. An overall neutral credit posture is appropriate in our view given relatively narrow credit spreads. Opportunities for additional yield will be sought through bottom-up credit analysis as well as through security structure and cash flow optionality.

Baird Short-Term Municipal Bond Fund
December 31, 2019 (Unaudited)

Portfolio Characteristics

Quality Distribution(1)(2)
	Net Assets	$1,015,707,515

	SEC 30-Day
	Yield(4)
	Institutional Class	1.45%
	Investor Class	1.19%

	Average
	Effective
	Duration	2.37 years

	Average
	Effective
	Maturity	2.62 years

	Annualized
Sector Weightings(1)	Expense
	Ratio(5)
	Institutional Class	0.30%
	Investor Class	0.55%	(6)

	Portfolio
	Turnover Rate	34%

	Number of
	Holdings	1,757

(1)	Percentages shown are based on the Fund’s total investments.
(2)
The quality profile is calculated on a market value-weighted basis using the highest credit quality rating for each security held by the Fund given by S&P, Moody’s or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (NRSRO).  NRSROs rate the credit quality of securities using a scale that generally ranges from AAA (highest) to D (lowest).

(3)	Includes pre-refunded and escrowed-to-maturity (ETM) bonds.
(4)	SEC yields are based on SEC guidelines and are calculated for the 30 days ended December 31, 2019.
(5)	Reflects expense ratios as stated in the Fund’s current prospectus.
(6)	Includes 0.25% 12b-1 fee.

Baird Short-Term Municipal Bond Fund
December 31, 2019 (Unaudited)

Institutional Class
Value of a $25,000 Investment

Growth of a hypothetical investment of $25,000 made on the Fund’s inception date (08/31/15), assuming reinvestment of all distributions.

Investor Class
Value of a $10,000 Investment

Growth of a hypothetical investment of $10,000 made on the Fund’s inception date (08/31/15), assuming reinvestment of all distributions.

Baird Short-Term Municipal Bond Fund
December 31, 2019 (Unaudited)

Total Returns

		Average Annual
	One	Three	Since
For the Periods Ended December 31, 2019	Year	Years	Inception(1)
Institutional Class Shares	3.96%	2.84%	2.35%
Investor Class Shares	3.81%	2.59%	2.08%
Bloomberg Barclays Short (1-5 Year) Municipal Index(2)	3.66%	2.34%	1.72%

(1)	For the period from August 31, 2015 (inception date) through December 31, 2019.
(2)
The Bloomberg Barclays Short (1-5 Year) Municipal Bond Index is an unmanaged, market value weighted index that measures the performance of investment-grade, tax-exempt, and fixed-rated municipal securities with time to maturity of more than one year and less than five years. Securities must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million.  The bonds must be fixed rate, have a dated-date after December 31, 1990, and must be at least one year from their maturity date.  This Index does not reflect any deduction for fees, expenses or taxes. A direct investment in an index is not possible.

The line graphs on the previous page and the returns shown in the table above reflect reinvestment of dividends and/or capital gains distributions in additional shares.  The returns in the graphs and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The returns reflect the actual performance for each period and do not include the impact of trades executed on the last business day of the period that were recorded on the first business day of the next period.

The Fund’s gross expense ratio for each Class, as reflected in the Fund’s current prospectus, is set forth under “Portfolio Characteristics”.

The Fund may invest up to 10% of its net assets in non-investment grade debt securities (commonly referred to as “high yield” bonds). While these types of debt securities typically offer higher yields than investment grade securities, they also include greater risks including increased credit risk and the increased risk of default or bankruptcy.  The Fund may invest up to 25% of its total assets in municipal obligations issued by persons in the same state.  As a result, changes in economic, business or political conditions of a particular state may have a disproportionate impact on the Fund’s share price. Municipal securities investments are not appropriate for all investors, especially those taxed at lower rates.

Past performance does not guarantee future results.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

For information about the performance of the Fund as of the most recent month-end, please call 1-866-44BAIRD or visit www.bairdfunds.com.  Mutual fund performance changes over time and current performance may be lower or higher than that stated.

Baird Short-Term Municipal Bond Fund
Summary Schedule of Investments, December 31, 2019

This schedule summarizes the Fund’s holdings by asset type. Details are reported for each of the Fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the Fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The Fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, as of the quarter end. For the second and fourth fiscal quarters, the complete listing of the Fund’s holdings is available electronically at http://www.bairdassetmanagement.com/baird-funds/funds-and-performance#Literature and in the Fund’s Form N-CSR on the Securities and Exchange Commission’s website (www.sec.gov) or you can have it mailed to you without charge by calling 1-866-44BAIRD. For the first and third fiscal quarters, the Fund files the lists with the SEC on Part F of Form N-PORT. Shareholders can look up the Fund’s Forms N-CSR or Part F of Form N-PORT on the SEC’s website (www.sec.gov).

Long-Term Investments

	Principal		% of
	Amount	Value	Net Assets
Municipal Bonds
Alabama
Other Alabama(1)(2)(7)		$22,073,609	2.2%
Total Alabama
(Cost $21,904,387)		22,073,609	2.2%
Alaska
Alaska Housing Finance Corp.:
3.750%, 12/01/2042 (Callable 06/01/2028)	$10,000,000	10,893,500	1.1%
4.000%, 12/01/2048 (Callable 06/01/2027)	1,355,000	1,479,213	0.1%
Borough of Matanuska-Susitna AK,
5.250%, 09/01/2027 (Callable 09/01/2025)	5,590,000	6,677,255	0.7%
Other Alaska(7)		2,025,824	0.2%
Total Alaska
(Cost $21,026,684)		21,075,792	2.1%
Arizona
Arizona Industrial Development Authority:
4.000%, 07/01/2020 (Insured by SD CRED PROG)	160,000	161,971	0.0%
5.000%, 11/01/2020	165,000	170,341	0.0%
3.375%, 07/01/2021	185,000	187,988	0.0%
4.000%, 07/01/2021 (Insured by SD CRED PROG)	165,000	169,933	0.0%
5.000%, 11/01/2021	225,000	239,731	0.0%
2.500%, 05/01/2022 (Insured by AGM)	12,415,443	12,491,426	1.2%
4.000%, 05/01/2022	300,000	314,541	0.0%
3.000%, 07/01/2022	100,000	101,078	0.0%
5.000%, 11/01/2022	400,000	439,760	0.0%
4.000%, 08/01/2023	705,000	718,881	0.1%
5.000%, 11/01/2023	250,000	282,675	0.0%
5.000%, 11/01/2024	500,000	580,440	0.1%
5.000%, 05/01/2025	405,000	459,007	0.1%
4.625%, 08/01/2028	375,000	401,711	0.0%
0.530%, 02/01/2048 (Optional Put Date 01/01/2020)(1)	4,500,000	4,500,000	0.5%

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Summary Schedule of Investments, December 31, 2019

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Salt Verde Financial Corp.,
5.250%, 12/01/2026	$2,500,000	$3,033,150	0.3%
Other Arizona(1)(2)(7)		4,522,440	0.5%
Total Arizona
(Cost $28,657,070)		28,775,073	2.8%
Arkansas
Other Arkansas(7)		19,332,323	1.9%
Total Arkansas
(Cost $18,995,823)		19,332,323	1.9%
California
Department of Veterans Affairs Veteran’s
Farm & Home Purchase Program,
4.000%, 12/01/2049 (Callable 06/01/2028)	2,490,000	2,727,720	0.2%
Other California(1)(2)(5)(7)		16,004,457	1.6%
Total California
(Cost $18,387,239)		18,732,177	1.8%
Colorado
Colorado Health Facilities Authority:
5.000%, 05/15/2020	130,000	131,456	0.0%
5.000%, 12/01/2023 (Callable 12/01/2022)	1,000,000	1,097,000	0.1%
5.000%, 05/15/2025 (Callable 05/15/2023)	320,000	347,936	0.1%
4.000%, 12/01/2026 (Pre-refunded to 06/01/2022)	1,535,000	1,640,623	0.2%
5.000%, 11/15/2036
(Mandatory Tender Date 11/15/2023)(1)	145,000	165,425	0.0%
4.000%, 07/01/2039 (Pre-refunded to 11/09/2022)	1,740,000	1,876,085	0.2%
5.250%, 01/01/2040 (Pre-refunded to 01/01/2023)	180,000	201,379	0.0%
2.800%, 05/15/2042 (Callable 11/15/2022)
(Mandatory Tender Date 05/15/2023)(1)	1,745,000	1,806,825	0.2%
5.625%, 06/01/2043 (Pre-refunded to 06/01/2023)	1,080,000	1,242,767	0.1%
5.000%, 11/15/2048
(Mandatory Tender Date 11/20/2025)(1)	60,000	72,239	0.0%
5.000%, 08/01/2049 (Callable 02/01/2025)
(Mandatory Tender Date 08/01/2025)(1)	5,500,000	6,354,150	0.6%
Other Colorado(1)(2)(7)		8,042,904	0.8%
Total Colorado
(Cost $22,677,657)		22,978,789	2.3%
Connecticut
Other Connecticut(1)(2)(7)		19,728,841	1.9%
Total Connecticut
(Cost $19,487,313)		19,728,841	1.9%
Delaware
Other Delaware(7)		616,469	0.1%
Total Delaware
(Cost $602,276)		616,469	0.1%

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Summary Schedule of Investments, December 31, 2019

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
District of Columbia
District of Columbia Housing Finance Agency,
1.750%, 09/01/2025
(Mandatory Tender Date 09/01/2023)
(Insured by FHA)(1)	$3,760,000	$3,808,090	0.4%
Other District of Columbia(1)(7)		3,913,665	0.4%
Total District of Columbia
(Cost $7,637,079)		7,721,755	0.8%
Florida
Broward County Housing Finance Authority,
1.200%, 08/01/2022
(Mandatory Tender Date 08/01/2021)(1)	4,000,000	3,993,080	0.4%
Highlands County Health Facilities Authority,
1.250%, 11/15/2037 (Callable 01/01/2020)
(Optional Put Date 01/07/2020)(1)	4,200,000	4,200,000	0.4%
Other Florida(1)(7)		31,349,282	3.1%
Total Florida
(Cost $39,245,124)		39,542,362	3.9%
Georgia
Development Authority of Burke County,
0.620%, 11/01/2052 (Optional Put Date 01/01/2020)(1)	4,000,000	4,000,000	0.4%
Main Street Natural Gas, Inc.,
4.000%, 08/01/2049 (Callable 09/01/2024)
(Mandatory Tender Date 12/02/2024)(1)	2,785,000	3,106,166	0.3%
Other Georgia(1)(2)(7)		22,347,317	2.2%
Total Georgia
(Cost $29,206,869)		29,453,483	2.9%
Hawaii
Other Hawaii(2)(7)		200,012	0.0%
Total Hawaii
(Cost $200,104)		200,012	0.0%
Idaho
Other Idaho(1)(7)		2,624,130	0.3%
Total Idaho
(Cost $2,605,703)		2,624,130	0.3%
Illinois
Kendall Kane & Will Counties Community
Unit School District No. 308,
5.000%, 02/01/2029 (Callable 02/01/2021)	3,000,000	3,104,070	0.3%
State of Illinois:
5.000%, 04/01/2020	40,000	40,335	0.0%
4.000%, 06/15/2020	975,000	984,692	0.1%
The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Summary Schedule of Investments, December 31, 2019

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
State of Illinois: (cont.)
5.000%, 06/15/2020	$665,000	$674,576	0.1%
5.000%, 08/01/2020	3,000,000	3,058,230	0.3%
4.000%, 06/15/2021	35,000	35,950	0.0%
5.000%, 08/01/2021	175,000	183,557	0.0%
5.000%, 01/01/2022 (Callable 01/31/2020)	145,000	145,339	0.0%
5.000%, 03/01/2022	55,000	58,506	0.0%
5.000%, 06/15/2022	185,000	197,349	0.0%
6.500%, 06/15/2022	260,000	267,527	0.0%
5.000%, 06/15/2023	940,000	1,026,574	0.1%
5.000%, 04/01/2024 (Callable 04/01/2023)
(Insured by AGM)	200,000	220,704	0.0%
5.500%, 07/01/2024 (Callable 07/01/2023)	835,000	925,656	0.1%
5.000%, 08/01/2024 (Callable 08/01/2022)	100,000	106,968	0.0%
5.000%, 10/01/2024	525,000	587,401	0.1%
3.750%, 06/15/2025 (Callable 06/15/2021)	210,000	214,276	0.0%
5.000%, 06/15/2025 (Callable 06/15/2023)	1,500,000	1,628,475	0.2%
4.000%, 06/15/2026 (Callable 06/15/2021)	315,000	322,166	0.0%
5.000%, 05/01/2028 (Callable 05/01/2024)	545,000	599,751	0.1%
Other Illinois(1)(2)(5)(7)		67,738,795	6.7%
Total Illinois
(Cost $80,982,117)		82,120,897	8.1%
Indiana
Indiana Finance Authority,
2.250%, 12/01/2058 (Callable 01/01/2025)
(Mandatory Tender Date 07/01/2025)(1)	2,985,000	3,092,161	0.3%
Other Indiana(1)(2)(7)		28,260,079	2.8%
Total Indiana
(Cost $31,180,962)		31,352,240	3.1%
Iowa
City of Waverly IA,
2.500%, 12/31/2022 (Callable 07/01/2022)	2,900,000	2,918,067	0.3%
Other Iowa(1)(7)		12,105,110	1.2%
Total Iowa
(Cost $14,866,339)		15,023,177	1.5%
Kansas
Other Kansas(7)		7,308,355	0.7%
Total Kansas
(Cost $7,221,526)		7,308,355	0.7%
Kentucky
Kentucky Public Energy Authority:
4.000%, 04/01/2048 (Callable 01/02/2024)
(Mandatory Tender Date 04/01/2024)(1)	4,750,000	5,169,900	0.5%

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Summary Schedule of Investments, December 31, 2019

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Kentucky Public Energy Authority: (cont.)
4.000%, 01/01/2049 (Callable 10/01/2024)
(Mandatory Tender Date 01/01/2025)(1)	$2,735,000	$3,020,096	0.3%
Other Kentucky(1)(7)		10,327,691	1.0%
Total Kentucky
(Cost $18,373,939)		18,517,687	1.8%
Louisiana
Other Louisiana(1)(7)		15,658,237	1.5%
Total Louisiana
(Cost $15,465,244)		15,658,237	1.5%
Maine
Other Maine(7)		2,667,023	0.3%
Total Maine
(Cost $2,610,142)		2,667,023	0.3%
Maryland
Maryland Health & Higher Educational Facilities Authority,
5.000%, 07/01/2027 (ETM)(Insured by AMBAC)	2,520,000	2,915,968	0.3%
Other Maryland(7)		2,186,281	0.2%
Total Maryland
(Cost $4,980,507)		5,102,249	0.5%
Massachusetts
Massachusetts Transportation Trust,
5.000%, 01/01/2039
(Mandatory Tender Date 01/01/2023)(1)	3,035,000	3,369,275	0.3%
Other Massachusetts(1)(2)(7)		8,645,451	0.9%
Total Massachusetts
(Cost $11,828,116)		12,014,726	1.2%
Michigan
Michigan State Housing Development Authority,
3.500%, 06/01/2047 (Callable 06/01/2026)	4,535,000	4,782,747	0.5%
Other Michigan(1)(2)(7)		23,000,745	2.2%
Total Michigan
(Cost $27,489,733)		27,783,492	2.7%
Minnesota
Minnesota Housing Finance Agency,
3.500%, 07/01/2046
(Callable 07/01/2025)(Insured by GNMA)	4,315,000	4,547,967	0.5%
Other Minnesota(1)(2)(7)		12,390,838	1.2%
Total Minnesota
(Cost $16,784,368)		16,938,805	1.7%

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Summary Schedule of Investments, December 31, 2019

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Mississippi
South Central Regional Medical Center, Inc.,
1.700%, 03/01/2020 (Callable 01/31/2020)	$8,675,000	$8,675,087	0.8%
Other Mississippi(1)(2)(7)		7,883,310	0.8%
Total Mississippi
(Cost $16,475,969)		16,558,397	1.6%
Missouri
Other Missouri(1)(6)(7)		9,771,201	1.0%
Total Missouri
(Cost $9,670,233)		9,771,201	1.0%
Montana
Other Montana(7)		3,199,338	0.3%
Total Montana
(Cost $3,131,698)		3,199,338	0.3%
Nebraska
Other Nebraska(1)(7)		4,747,995	0.5%
Total Nebraska
(Cost $4,642,517)		4,747,995	0.5%
Nevada
Other Nevada(7)		5,880,284	0.6%
Total Nevada
(Cost $5,820,694)		5,880,284	0.6%
New Jersey
New Jersey Housing & Mortgage Finance Agency,
1.500%, 09/01/2022
(Mandatory Tender Date 09/01/2021)(1)	4,000,000	4,007,760	0.4%
Other New Jersey(1)(7)		23,279,620	2.3%
Total New Jersey
(Cost $26,988,161)		27,287,380	2.7%
New Mexico
New Mexico Mortgage Finance Authority,
4.250%, 01/01/2050 (Callable 07/01/2028)
(Insured by GNMA)	2,925,000	3,219,343	0.3%
Other New Mexico(1)(7)		3,347,600	0.3%
Total New Mexico
(Cost $6,440,165)		6,566,943	0.6%
New York
City of New York NY,
5.000%, 08/01/2038 (Callable 08/01/2023)
(Mandatory Tender Date 02/01/2024)(1)	5,000,000	5,653,950	0.5%
Long Island Power Authority:
1.997%, 05/01/2033
(1 Month LIBOR USD + 0.750%) (Callable 10/01/2022)
(Mandatory Tender Date 10/01/2023)(2)	5,560,000	5,605,314	0.5%

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Summary Schedule of Investments, December 31, 2019

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
New York City Transitional Finance Authority,
1.140%, 11/01/2022 (Callable 01/09/2020)
(Optional Put Date 01/07/2020)(1)	$1,830,000	$1,830,000	0.2%
0.580%, 08/01/2045 (Callable 01/02/2020)
(Optional Put Date 12/31/2019)(1)	8,700,000	8,700,000	0.9%
New York State Energy Research
& Development Authority,
2.000%, 02/01/2029
(Mandatory Tender Date 05/01/2020)(1)	2,715,000	2,719,507	0.3%
New York State Housing Finance Agency,
1.600%, 11/01/2024 (Callable 12/01/2021)	5,000,000	5,001,850	0.5%
Other New York(1)(2)(3)(7)		13,383,686	1.3%
Total New York
(Cost $42,718,640)		42,894,307	4.2%
North Carolina
North Carolina Housing Finance Agency,
4.000%, 01/01/2050 (Callable 07/01/2028)	5,000,000	5,518,850	0.6%
Other North Carolina(1)(7)		7,236,112	0.7%
Total North Carolina
(Cost $12,699,100)		12,754,962	1.3%
North Dakota
Other North Dakota(7)		15,610,071	1.5%
Total North Dakota
(Cost $15,323,984)		15,610,071	1.5%
Ohio
County of Montgomery OH,
5.000%, 11/15/2025	2,500,000	2,979,375	0.3%
Other Ohio(1)(2)(7)		22,807,349	2.2%
Total Ohio
(Cost $25,629,879)		25,786,724	2.5%
Oklahoma
Other Oklahoma(1)(2)(7)		11,766,602	1.2%
Total Oklahoma
(Cost $11,650,231)		11,766,602	1.2%
Oregon
State of Oregon Housing & Community
Services Department,
3.500%, 07/01/2032 (Callable 07/01/2026)	3,375,000	3,559,916	0.3%
Other Oregon(1)(7)		7,904,662	0.8%
Total Oregon
(Cost $11,339,663)		11,464,578	1.1%

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Summary Schedule of Investments, December 31, 2019

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Pennsylvania
Crawford Central School District,
4.000%, 02/15/2025 (Insured by BAM)	$2,455,000	$2,740,541	0.3%
Pennsylvania Housing Finance Agency,
4.000%, 10/01/2049 (Callable 10/01/2028)	6,000,000	6,491,580	0.6%
York City School District,
4.000%, 05/01/2025 (Insured by BAM)(6)	3,070,000	3,455,070	0.3%
Other Pennsylvania(1)(2)(5)(6)(7)		47,393,117	4.7%
Total Pennsylvania
(Cost $59,786,044)		60,080,308	5.9%
Puerto Rico
Other Puerto Rico(7)		2,067,100	0.2%
Total Puerto Rico
(Cost $1,977,299)		2,067,100	0.2%
Rhode Island
Other Rhode Island(7)		5,096,492	0.5%
Total Rhode Island
(Cost $5,080,785)		5,096,492	0.5%
South Carolina
Other South Carolina(1)(7)		10,383,770	1.0%
Total South Carolina
(Cost $10,169,257)		10,383,770	1.0%
South Dakota
Other South Dakota(7)		620,972	0.1%
Total South Dakota
(Cost $619,661)		620,972	0.1%
Tennessee
Nashville & Davidson County Metropolitan Government,
1.300%, 12/01/2020	5,000,000	4,998,200	0.5%
Other Tennessee(1)(7)		18,914,031	1.8%
Total Tennessee
(Cost $23,739,303)		23,912,231	2.3%
Texas
Brazosport Independent School District,
5.000%, 02/15/2024 (PSF Guaranteed)	5,525,000	6,360,325	0.6%
Dallas Convention Center Hotel Development Corp.,
0.000%, 01/01/2025	4,450,000	4,066,187	0.4%
Deer Park Independent School District,
1.550%, 10/01/2042 (Mandatory Tender
Date 10/01/2020)(PSF Guaranteed)(1)	3,000,000	3,005,520	0.3%
Goose Creek Consolidated Independent School District,
3.000%, 10/01/2049 (Mandatory Tender
Date 10/01/2020)(PSF Guaranteed)(1)	3,500,000	3,544,170	0.4%

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Summary Schedule of Investments, December 31, 2019

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Leander Independent School District:
0.000%, 08/15/2041
(Pre-refunded to 08/15/2024)(PSF Guaranteed)	$8,510,000	$3,494,210	0.3%
Mansfield Independent School District,
2.500%, 08/01/2042 (Mandatory Tender
Date 08/01/2021)(PSF Guaranteed)(1)	3,765,000	3,833,523	0.4%
North Texas Tollway Authority,
5.250%, 09/01/2026 (Pre-refunded to 09/01/2021)	3,055,000	3,260,449	0.3%
Northside Independent School District,
1.600%, 08/01/2049 (Mandatory Tender
Date 08/01/2024)(PSF Guaranteed)(1)	3,075,000	3,088,007	0.3%
Texas Municipal Gas Acquisition & Supply Corp. I,
6.250%, 12/15/2026	2,825,000	3,324,771	0.3%
Texas State Public Finance Authority
Charter School Finance Corp.,
6.200%, 02/15/2040 (Pre-refunded to 02/15/2020)	3,000,000	3,017,100	0.3%
Other Texas(1)(2)(7)		115,464,621	11.4%
Total Texas
(Cost $150,929,906)		152,458,883	15.0%
Utah
Other Utah(1)(7)		3,351,811	0.3%
Total Utah
(Cost $3,318,479)		3,351,811	0.3%
Vermont
Vermont Housing Finance Agency,
4.000%, 11/01/2049 (Callable 05/01/2028)
(Insured by GNMA)	2,515,000	2,804,854	0.3%
Other Vermont(7)		2,354,006	0.2%
Total Vermont
(Cost $5,068,582)		5,158,860	0.5%
Virgin Islands
Other Virgin Islands(7)		101,792	0.0%
Total Virgin Islands
(Cost $101,928)		101,792	0.0%
Virginia
Henry County Industrial Development Authority,
2.000%, 11/01/2023 (Callable 11/01/2021)	3,250,000	3,277,690	0.3%
Other Virginia(1)(7)		4,480,247	0.5%
Total Virginia
(Cost $7,749,537)		7,757,937	0.8%
Washington
Other Washington(1)(2)(6)(7)		12,043,893	1.2%
Total Washington
(Cost $11,982,682)		12,043,893	1.2%

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Summary Schedule of Investments, December 31, 2019

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
West Virginia
Other West Virginia(1)(7)		$2,295,330	0.2%
Total West Virginia
(Cost $2,282,759)		2,295,330	0.2%
Wisconsin
Public Finance Authority:
4.000%, 01/01/2020	$415,000	415,000	0.1%
4.000%, 10/01/2020	200,000	203,086	0.0%
4.000%, 12/01/2020	350,000	354,315	0.0%
5.000%, 06/15/2021	140,000	145,930	0.0%
4.000%, 10/01/2021	200,000	206,924	0.0%
5.000%, 10/01/2022	2,000,000	2,128,360	0.2%
5.000%, 06/15/2023	395,000	434,247	0.1%
5.000%, 10/01/2023	2,000,000	2,171,420	0.2%
5.000%, 10/01/2024	1,605,000	1,771,455	0.2%
8.375%, 06/01/2037 (Pre-refunded to 06/01/2022)	1,050,000	1,219,890	0.1%
8.625%, 06/01/2047 (Pre-refunded to 06/01/2022)	1,265,000	1,481,252	0.2%
State of Wisconsin,
5.000%, 05/01/2025 (Pre-refunded to 05/01/2021)	5,000,000	5,256,250	0.5%
Wisconsin Health & Educational Facilities Authority:
5.000%, 08/15/2020 (ETM)	55,000	56,321	0.0%
2.650%, 11/01/2020 (Callable 01/21/2020)	1,655,000	1,655,629	0.2%
5.000%, 11/01/2020	100,000	101,817	0.0%
5.000%, 11/01/2021	110,000	114,219	0.0%
4.500%, 12/15/2021 (Callable 06/15/2020)	200,000	202,806	0.0%
5.875%, 02/15/2022 (Insured by BHAC)	120,000	127,261	0.0%
5.000%, 03/01/2022	230,000	239,685	0.0%
5.000%, 07/01/2022	185,000	201,691	0.0%
4.000%, 09/15/2022	200,000	208,792	0.0%
5.000%, 03/01/2023	300,000	317,895	0.0%
5.000%, 06/01/2023 (Callable 06/01/2022)	350,000	377,843	0.0%
5.250%, 08/15/2023 (Pre-refunded to 08/15/2020)	420,000	430,467	0.1%
4.000%, 09/15/2023 (Callable 09/15/2022)	150,000	156,354	0.0%
4.000%, 09/15/2024 (Callable 09/15/2023)	360,000	379,091	0.0%
4.500%, 06/01/2025 (Pre-refunded to 06/01/2020)	500,000	506,905	0.1%
5.000%, 07/01/2025 (Callable 07/01/2024)	660,000	763,963	0.1%
2.750%, 08/15/2025	1,440,000	1,504,166	0.2%
4.000%, 09/15/2025 (Callable 09/15/2023)	300,000	315,258	0.0%
4.000%, 09/15/2025 (Callable 09/15/2022)	200,000	207,514	0.0%
2.250%, 11/01/2026 (Callable 11/01/2021)	1,250,000	1,259,150	0.1%
3.000%, 02/15/2035 (Pre-refunded to 08/15/2025)	135,000	146,703	0.0%
5.250%, 04/15/2035 (Pre-refunded to 04/15/2023)	560,000	634,536	0.1%
4.000%, 02/15/2038 (Pre-refunded to 08/15/2025)	375,000	428,355	0.1%
5.000%, 11/15/2043
(Mandatory Tender Date 06/01/2020)(1)	365,000	370,606	0.0%

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Summary Schedule of Investments, December 31, 2019

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Other Wisconsin(1)(7)		$17,939,119	1.8%
Total Wisconsin
(Cost $43,981,207)		44,434,275	4.4%
Wyoming
Other Wyoming(7)		3,638,100	0.4%
Total Wyoming
(Cost $3,621,322)		3,638,100	0.4%
Total Municipal Bonds
(Cost $985,356,006)		995,032,239	98.0%
Total Long-Term Investments
(Cost $985,356,006)		995,032,239	98.0%
Short-Term Investment
	Shares
Money Market Mutual Fund
Federated Institutional Tax-Free Cash
Trust, Premier Shares, 1.47%(4)	183,299	183,299	0.0%
Total Short-Term Investment
(Cost $183,299)		183,299	0.0%
Total Investments
(Cost $985,539,305)		995,215,538	98.0%
Other Assets in Excess of Liabilities		20,491,977	2.0%
TOTAL NET ASSETS		$1,015,707,515	100.0%
Notes to Summary Schedule of Investments
AGM – Assured Guaranty Municipal
AMBAC – Ambac Assurance Corp.
BAM – Build America Mutual Assurance Co.
BHAC – Berkshire Hathaway Assurance Corp.
FHA – Federal Housing Administration
GNMA – Government National Mortgage Association
SD CRED PROG – State Credit Enhancement Program
ETM – Escrowed to Maturity
LIBOR – London Inter-bank Offered Rate
PSF – Permanent School Fund
(1)	Variable rate security, or group of securities contains a variable rate security. The rate reported is the rate in effect as of December 31, 2019.
(2)	Variable rate security, or group of securities contains a variable rate security, based on a reference index and spread. The rate reported is the rate in effect as of December 31, 2019.
(3)
Security, or group of securities contains a security, issued under Rule 144A under the Securities Act of 1933 and classified as liquid under the Fund’s liquidity risk management program. Purchased in a private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers. At December 31, 2019, the value of these securities total $198,774, which represents 0.02% of total net assets.

(4)	7-Day Yield.
(5)	Step-up bond or group of securities contains a step-up bond; the interest rate shown is the rate in effect as of December 31, 2019.

The accompanying notes are an integral part of these financial statements.

Baird Short-Term Municipal Bond Fund
Summary Schedule of Investments, December 31, 2019

Notes to Summary Schedule of Investments (cont.)
(6)	Security or a portion of the security, or group of securities contains a security, purchased on a when-issued or delayed delivery basis.
(7)	Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

Summary of Fair Value Exposure at December 31, 2019

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability.  These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 –	Unadjusted quoted prices in active markets for identical unrestricted securities.
Level 2 –
Other significant observable inputs (including quoted prices for similar securities, quoted prices in inactive markets, dealer indications, interest rates, yield curves, prepayment speeds, credit risk, default rates, inputs corroborated by observable market data, etc.).

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions about the factors that market participants would use in valuing the security) based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2019:

	Level 1	Level 2	Level 3	Total
Long-Term Investments
Municipal Bonds	$—	$995,032,239	$—	$995,032,239
Total Long-Term Investments	—	995,032,239	—	995,032,239
Short-Term Investment
Money Market Mutual Fund	183,299	—	—	183,299
Total Short-Term Investment	183,299	—	—	183,299
Total Investments	$183,299	$995,032,239	$—	$995,215,538

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy. There were no transfers into or out of Level 3 during the reporting period, as compared to the security classifications from the prior year’s annual report. See the Fund’s Valuation Policy in Note 2a to the financial statements.

The accompanying notes are an integral part of these financial statements.

Baird Quality Intermediate Municipal Bond Fund
December 31, 2019 (Unaudited)

The Baird Quality Intermediate Municipal Bond Fund seeks current income that is substantially exempt from federal income tax. As a reminder, the Fund maintains a quality focus and there are several key strategies employed on an ongoing basis that differentiate it from others in the intermediate municipal fund space. These include a consistent overweight among higher quality issues, with particular emphasis on AAA-rated securities, a persistent overweight to U.S. government backed issues, and minimization of maturity extension risk.

By all measures, 2019 was a good year for the municipal market and a rewarding year for investors, particularly those who sought a higher level of interest rate and/or credit risk. Credit spreads narrowed as investors searched for yield in lower-quality bonds. Most noteworthy this year, however, was the impressive decline in yields led by the long end of the curve. As a result, the tax-free curve flattened by 20 bps between 2–30 years, although it steepened modestly in Q4 as short rates fell and long rates rose. Even more impressive this year was that tax-free yields fell more than Treasury yields at all points along the curve even with the downward pressure on global sovereign yields from powerful macro forces, including: slowing global growth, US/China trade tensions and the pivot by the Fed to an easing mode.  Broadly speaking, fixed income assets benefited this year from strong demand, driven to a large extent by the supportive demographics of an aging society in need of income. Beyond this, the municipal market continued to benefit from the passage of the Tax Cuts and Jobs Act (TCJA) in December 2017. The capping of state and local deductions at $10,000 for individuals, particularly those in high-tax states, continued to drive demand for tax-exempt securities. Complementing the strong demand was impressive growth in municipal issuance, which rose 22% from the prior year. Tax-free borrowings rose 12% in 2019, but the real surprise was the significant increase in taxable municipal debt. For the full year, taxable issuance rose $38B, a 115% year-over-year increase. The taxable supply was both the highest nominal amount ($70B) and the highest percentage of total municipal issuance (17%) in any year since the Build America Bond (BAB) program ended in 2010. The rise in taxable issuance can also be tied back to the TCJA, which eliminated tax-exempt advance refundings. Low nominal rates allowed municipalities to refund tax-free debt with taxable debt, while still realizing interest savings.

During 2019, the Fund’s Institutional Class Shares generated strong absolute returns and modestly lagged its benchmark.

The primary factors contributing to the Fund’s absolute and relative performance in 2019 include:

•	Curve Allocation
• Despite modest steepening in Q4, the barbell structure contributed to full year performance as the curve flattened
•	Credit Positioning
• The Fund’s very high credit quality detracted from performance
•	Sector
• An overweight to the intermediate-term, pre-refunded issues enhanced performance
•	Security Selection
• Security selection contributed to performance for the year

In 2020 we expect a continuation of the many positive themes from 2019. Although rates are not likely to decline at the same pace, a stable, if not accommodative, Fed provides a favorable investing backdrop. Positive technical support is also likely to continue as supply is expected to increase only modestly while investor demand should remain more than sufficient. From a credit perspective, the backdrop also remains favorable, certainly on a fundamental basis, but less so in terms of valuation. The record length of this economic expansion has allowed state and local governments time to close budget gaps and rebuild reserves. Yet discipline is required. Long-term pension liabilities still loom over many municipalities and the awareness of new credit risks, such as climate change and cyber risk, are rising. Broadly speaking, credit spreads have narrowed to the point that lower quality credits are only moderately attractive, suggesting a higher quality credit posture is appropriate. A point of focus in 2020 is the elections, which could create additional market volatility, particularly as it relates to tax policy and healthcare reform.

Baird Quality Intermediate Municipal Bond Fund
December 31, 2019 (Unaudited)

The Fund will seek to maintain a neutral duration posture relative to the benchmark with a curve allocation that seeks to optimize the roll-down benefit of the relatively steep municipal curve. Sector weightings will seem to strongly favor a focus on AAA-rated issues and the Pre-refunded sector of the market. As available, the Fund will seek to also add high-quality tax-exempt Housing revenue bonds, which have U.S. Federal Agency support. Finally, the Fund will seek to add yield through security structure and cash flow optionality rather than credit.

Baird Quality Intermediate Municipal Bond Fund
December 31, 2019 (Unaudited)

Portfolio Characteristics

Quality Distribution(1)(2)
	Net Assets	$1,342,417,581

	SEC 30-Day
	Yield(4)
	Institutional Class	1.51%
	Investor Class	1.25%

	Average
	Effective
	Duration	4.27 years

	Average
	Effective
	Maturity	4.64 years

Sector Weightings(1)	Annualized
	Expense
	Ratio(5)
	Institutional Class	0.30%
	Investor Class	0.55%	(6)

	Portfolio
	Turnover Rate	20%

	Number of
	Holdings	608

(1)	Percentages shown are based on the Fund’s total investments.
(2)
The quality profile is calculated on a market value-weighted basis using the highest credit quality rating for each security held by the Fund given by S&P, Moody’s or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (NRSRO).  NRSROs rate the credit quality of securities using a scale that generally ranges from AAA (highest) to D (lowest).

(3)	Includes pre-refunded and escrowed-to-maturity (ETM) bonds.
(4)	SEC yields are based on SEC guidelines and are calculated for the 30 days ended December 31, 2019.
(5)	Reflects expense ratios as stated in the Fund’s current prospectus.
(6)	Includes 0.25% 12b-1 fee.

Baird Quality Intermediate Municipal Bond Fund
December 31, 2019 (Unaudited)

Institutional Class
Value of a $25,000 Investment

Growth of a hypothetical investment of $25,000 made on 12/31/09, assuming reinvestment of all distributions.

Investor Class
Value of a $10,000 Investment

Growth of a hypothetical investment of $10,000 made on 12/31/09, assuming reinvestment of all distributions.

Baird Quality Intermediate Municipal Bond Fund
December 31, 2019 (Unaudited)

Total Returns

		Average Annual
	One	Five	Ten	Since
For the Periods Ended December 31, 2019	Year	Years	Years	Inception(1)
Institutional Class Shares	5.65%	2.32%	2.88%	3.96%
Investor Class Shares	5.33%	2.06%	2.62%	3.70%
Bloomberg Barclays Quality Intermediate
Municipal Bond Index(2)	5.88%	2.71%	3.37%	4.02%

(1)	For the period from March 30, 2001 (inception date) through December 31, 2019.
(2)
The Bloomberg Barclays Quality Intermediate Municipal Bond Index is an unmanaged, market value weighted index consisting of tax-exempt, fixed-rate securities that are rated A3 or better, with maturities between 2 and 12 years. Securities must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate and have a dated-date after December 31, 1990. This Index does not reflect any deduction for fees, expenses or taxes. A direct investment in an index is not possible.

The line graphs on the previous page and the returns shown in the table above reflect reinvestment of dividends and/or capital gains distributions in additional shares.  The returns in the graphs and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The returns reflect the actual performance for each period and do not include the impact of trades executed on the last business day of the period that were recorded on the first business day of the next period.

The Fund’s gross expense ratio for each Class, as reflected in the Fund’s current prospectus, is set forth under “Portfolio Characteristics”.

The Fund may invest up to 25% of its total assets in municipal obligations issued by persons in the same state. As a result, changes in economic, business or political conditions of a particular state may have a disproportionate impact on the Fund’s share price. Municipal securities investments are not appropriate for all investors, especially those taxed at lower rates.

Past performance does not guarantee future results.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

For information about the performance of the Fund as of the most recent month-end, please call 1-866-44BAIRD or visit www.bairdfunds.com.  Mutual fund performance changes over time and current performance may be lower or higher than that stated.

Baird Quality Intermediate Municipal Bond Fund
Summary Schedule of Investments, December 31, 2019

This schedule summarizes the Fund’s holdings by asset type. Details are reported for each of the Fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the Fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The Fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, as of the quarter end. For the second and fourth fiscal quarters, the complete listing of the Fund’s holdings is available electronically at http://www.bairdassetmanagement.com/baird-funds/funds-and-performance#Literature and in the Fund’s Form N-CSR on the Securities and Exchange Commission’s website (www.sec.gov) or you can have it mailed to you without charge by calling 1-866-44BAIRD. For the first and third fiscal quarters, the Fund files the lists with the SEC on Part F of Form N-PORT. Shareholders can look up the Fund’s Forms N-CSR or Part F of Form N-PORT on the SEC’s website (www.sec.gov).

Long-Term Investments
	Principal		% of
	Amount	Value	Net Assets
Municipal Bonds
Alabama
Other Alabama(5)		$1,279,818	0.1%
Total Alabama
(Cost $1,290,715)		1,279,818	0.1%
Alaska
Other Alaska(5)		8,882,966	0.7%
Total Alaska
(Cost $8,933,818)		8,882,966	0.7%
Arizona
Arizona Industrial Development Authority,
2.500%, 05/01/2022 (Insured by AGM)	$14,865,532	14,956,509	1.1%
Other Arizona(5)		9,648,591	0.7%
Total Arizona
(Cost $24,420,672)		24,605,100	1.8%
Arkansas
City of Little Rock AR,
5.000%, 10/01/2034 (Callable 04/01/2025)	5,000,000	5,781,600	0.4%
Other Arkansas(5)		4,953,811	0.4%
Total Arkansas
(Cost $10,302,637)		10,735,411	0.8%
California
City of Bakersfield CA,
0.000%, 04/15/2021 (ETM)	12,385,000	12,199,349	0.9%
Rio Hondo Community College District,
0.000%, 08/01/2042 (Callable 08/01/2034)(4)	6,660,000	8,203,788	0.6%
San Joaquin Hills Transportation Corridor Agency:
0.000%, 01/01/2020 (ETM)	6,865,000	6,865,000	0.5%
0.000%, 01/01/2023 (ETM)	14,005,000	13,528,270	1.0%
0.000%, 01/01/2027 (ETM)	1,380,000	1,250,832	0.1%
0.000%, 01/01/2028 (ETM)	770,000	683,837	0.0%
Other California(4)(5)		25,163,268	1.9%
Total California
(Cost $63,807,437)		67,894,344	5.0%

The accompanying notes are an integral part of these financial statements.

Baird Quality Intermediate Municipal Bond Fund
Summary Schedule of Investments, December 31, 2019

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Colorado
Colorado Health Facilities Authority:
0.000%, 07/15/2022 (ETM)	$6,815,000	$6,593,240	0.5%
0.000%, 07/15/2024 (ETM)	505,000	473,195	0.0%
5.250%, 01/01/2045 (Pre-refunded to 01/01/2023)	335,000	374,788	0.0%
5.000%, 06/01/2047 (Pre-refunded to 06/01/2027)	5,750,000	7,229,935	0.5%
Dawson Ridge Metropolitan District No. 1:
0.000%, 10/01/2022 (ETM)	62,170,000	59,965,452	4.5%
Regional Transportation District,
4.375%, 06/01/2039 (Callable 06/01/2023)	5,725,000	6,152,772	0.5%
Other Colorado(5)		5,147,945	0.4%
Total Colorado
(Cost $82,576,802)		85,937,327	6.4%
Connecticut
Connecticut Housing Finance Authority,
4.000%, 11/15/2045 (Callable 05/15/2028)	6,985,000	7,635,583	0.6%
Other Connecticut(5)		6,935,161	0.5%
Total Connecticut
(Cost $14,120,852)		14,570,744	1.1%
District of Columbia
Other District of Columbia(1)(5)		4,872,874	0.4%
Total District of Columbia
(Cost $4,782,360)		4,872,874	0.4%
Florida
Florida Housing Finance Corp.,
4.200%, 01/01/2045 (Callable 01/01/2028)
(Insured by GNMA)	7,425,000	8,013,283	0.6%
School District of Broward County:
5.250%, 07/01/2022 (Pre-refunded to 07/01/2021)	8,460,000	8,985,450	0.7%
5.250%, 07/01/2023 (Pre-refunded to 07/01/2021)	4,915,000	5,220,271	0.4%
Other Florida(1)(4)(5)		37,899,313	2.8%
Total Florida
(Cost $58,260,495)		60,118,317	4.5%
Georgia
Forsyth County Hospital Authority,
6.375%, 10/01/2028 (ETM)	8,020,000	9,978,564	0.7%
Other Georgia(2)(5)		12,924,566	1.0%
Total Georgia
(Cost $22,026,912)		22,903,130	1.7%
Idaho
Other Idaho(5)		610,625	0.0%
Total Idaho
(Cost $608,934)		610,625	0.0%

The accompanying notes are an integral part of these financial statements.

Baird Quality Intermediate Municipal Bond Fund
Summary Schedule of Investments, December 31, 2019

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Illinois
Illinois Development Finance Authority:
0.000%, 07/15/2023 (ETM)	$27,080,000	$25,750,372	1.9%
0.000%, 07/15/2025 (ETM)	50,155,000	46,047,807	3.4%
2.450%, 11/15/2039
(Mandatory Tender Date 03/03/2026)(1)	1,230,000	1,271,660	0.1%
Illinois Finance Authority:
5.000%, 02/15/2022	1,095,000	1,182,129	0.1%
6.250%, 05/01/2022 (Pre-refunded to 05/01/2020)	2,550,000	2,592,534	0.2%
5.000%, 12/01/2030 (Pre-refunded to 12/01/2021)	6,825,000	7,313,465	0.5%
5.000%, 07/01/2031 (Callable 01/01/2026)	1,200,000	1,426,584	0.1%
4.000%, 01/15/2033 (Callable 01/15/2028)	2,170,000	2,474,603	0.2%
5.000%, 08/01/2033 (Pre-refunded to 08/01/2024)	700,000	819,840	0.1%
4.000%, 01/01/2034 (Callable 01/01/2026)	1,030,000	1,143,279	0.1%
4.000%, 07/01/2035 (Callable 01/01/2026)	1,000,000	1,106,710	0.1%
5.000%, 02/15/2036 (Callable 02/15/2027)	215,000	254,898	0.0%
Illinois Housing Development Authority:
3.100%, 02/01/2035 (Callable 02/01/2026)	2,715,000	2,794,006	0.2%
3.500%, 08/01/2046 (Callable 02/01/2026)	660,000	696,379	0.0%
4.000%, 08/01/2048 (Callable 08/01/2027)
(Insured by GNMA)	785,000	851,168	0.1%
4.250%, 10/01/2049 (Callable 04/01/2028)	10,780,000	11,889,478	0.9%
Kendall Kane & Will Counties Community
Unit School District No. 308,
0.000%, 02/01/2021 (Insured by AGM)	13,625,000	13,395,827	1.0%
Southwestern Illinois Development Authority,
7.625%, 11/01/2048 (Pre-refunded to 11/01/2023)	6,185,000	7,661,978	0.6%
Village of Schaumburg IL,
4.000%, 12/01/2024 (Callable 12/01/2022)	5,750,000	6,198,558	0.5%
Other Illinois(5)		55,322,059	4.1%
Total Illinois
(Cost $181,737,589)		190,193,334	14.2%
Indiana
Other Indiana(5)		13,074,588	1.0%
Total Indiana
(Cost $12,516,799)		13,074,588	1.0%
Iowa
Other Iowa(5)		13,505,510	1.0%
Total Iowa
(Cost $13,312,301)		13,505,510	1.0%
Kansas
Other Kansas(5)		1,692,827	0.1%
Total Kansas
(Cost $1,683,628)		1,692,827	0.1%

The accompanying notes are an integral part of these financial statements.

Baird Quality Intermediate Municipal Bond Fund
Summary Schedule of Investments, December 31, 2019

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Kentucky
Other Kentucky(5)		$1,440,490	0.1%
Total Kentucky
(Cost $1,439,047)		1,440,490	0.1%
Louisiana
Louisiana Public Facilities Authority:
5.500%, 05/15/2027 (Pre-refunded to 05/15/2026)	$26,700,000	32,477,880	2.4%
5.500%, 05/15/2032 (Pre-refunded to 05/15/2026)	22,180,000	27,746,293	2.1%
Other Louisiana(5)		7,366,160	0.5%
Total Louisiana
(Cost $62,909,580)		67,590,333	5.0%
Maryland
State of Maryland:
4.000%, 06/01/2030 (Callable 06/01/2024)	5,790,000	6,402,061	0.5%
4.000%, 08/01/2030 (Callable 08/01/2027)	2,130,000	2,477,616	0.2%
5.000%, 08/01/2031 (Callable 08/01/2028)	9,835,000	12,487,795	0.9%
Other Maryland(5)		3,859,676	0.3%
Total Maryland
(Cost $23,926,123)		25,227,148	1.9%
Massachusetts
Other Massachusetts(5)		6,400,614	0.5%
Total Massachusetts
(Cost $6,283,615)		6,400,614	0.5%
Michigan
Warren Consolidated Schools:
5.000%, 05/01/2033 (Callable 05/01/2026)
(Insured by Q-SBLF)	7,255,000	8,504,166	0.6%
Other Michigan(5)		19,334,512	1.5%
Total Michigan
(Cost $26,477,583)		27,838,678	2.1%
Minnesota
University of Minnesota,
5.500%, 07/01/2021 (ETM)	7,925,000	8,251,114	0.6%
Other Minnesota(5)		6,685,602	0.5%
Total Minnesota
(Cost $14,795,440)		14,936,716	1.1%
Mississippi
Other Mississippi(1)(5)		6,219,315	0.4%
Total Mississippi
(Cost $5,905,116)		6,219,315	0.4%
The accompanying notes are an integral part of these financial statements.

Baird Quality Intermediate Municipal Bond Fund
Summary Schedule of Investments, December 31, 2019

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Missouri
Other Missouri(5)		$12,164,354	0.9%
Total Missouri
(Cost $11,781,126)		12,164,354	0.9%
Montana
Other Montana(5)		1,439,154	0.1%
Total Montana
(Cost $1,357,530)		1,439,154	0.1%
Nebraska
Other Nebraska(5)		4,519,910	0.3%
Total Nebraska
(Cost $4,523,027)		4,519,910	0.3%
Nevada
Other Nevada(5)		2,200,872	0.2%
Total Nevada
(Cost $2,099,478)		2,200,872	0.2%
New Hampshire
Other New Hampshire(5)		363,066	0.0%
Total New Hampshire
(Cost $358,019)		363,066	0.0%
New Jersey
Other New Jersey(5)		11,680,775	0.9%
Total New Jersey
(Cost $11,416,094)		11,680,775	0.9%
New Mexico
Other New Mexico(5)		7,740,672	0.6%
Total New Mexico
(Cost $7,516,308)		7,740,672	0.6%
New York
New York City Water & Sewer System,
5.000%, 06/15/2032 (Callable 12/15/2025)	$6,500,000	7,799,935	0.6%
New York State Dormitory Authority:
5.000%, 03/15/2030 (Callable 03/15/2024)	3,735,000	4,303,841	0.3%
5.000%, 03/15/2033 (Callable 03/15/2025)	5,000,000	5,831,950	0.4%
5.000%, 03/15/2037 (Callable 09/15/2025)	155,000	181,424	0.0%
5.250%, 03/15/2039 (Callable 09/15/2028)	3,700,000	4,634,916	0.4%
New York State Urban Development Corp.,
5.000%, 03/15/2032 (Callable 03/15/2024)	6,000,000	6,871,320	0.5%
Other New York(5)		28,037,415	2.1%
Total New York
(Cost $55,234,342)		57,660,801	4.3%

The accompanying notes are an integral part of these financial statements.

Baird Quality Intermediate Municipal Bond Fund
Summary Schedule of Investments, December 31, 2019

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
North Carolina
North Carolina Eastern Municipal Power Agency:
5.000%, 01/01/2021 (ETM)	$10,435,000	$10,652,465	0.8%
6.400%, 01/01/2021 (ETM)	1,817,000	1,862,262	0.1%
4.500%, 01/01/2024 (Pre-refunded to 01/01/2022)	12,245,000	12,739,453	1.0%
Other North Carolina(5)		11,951,046	0.9%
Total North Carolina
(Cost $37,214,197)		37,205,226	2.8%
North Dakota
Other North Dakota(5)		11,445,199	0.8%
Total North Dakota
(Cost $11,268,447)		11,445,199	0.8%
Ohio
State of Ohio,
5.000%, 06/15/2021	6,740,000	7,120,069	0.5%
Other Ohio(1)(5)		13,555,029	1.0%
Total Ohio
(Cost $20,402,738)		20,675,098	1.5%
Oklahoma
Other Oklahoma(1)(5)		1,300,127	0.1%
Total Oklahoma
(Cost $1,299,806)		1,300,127	0.1%
Oregon
Other Oregon(1)(5)		13,068,967	1.0%
Total Oregon
(Cost $12,873,211)		13,068,967	1.0%
Pennsylvania
Other Pennsylvania(1)(5)		19,751,744	1.5%
Total Pennsylvania
(Cost $19,435,537)		19,751,744	1.5%
Puerto Rico
Puerto Rico Public Finance Corp.:
5.125%, 06/01/2024 (Insured by AMBAC)	5,490,000	5,986,790	0.4%
6.000%, 08/01/2026 (ETM)(Insured by AGC)	9,075,000	11,564,999	0.9%
5.500%, 08/01/2027 (ETM)(Insured by AMBAC)	6,500,000	8,275,605	0.6%
Other Puerto Rico(5)		1,264,114	0.1%
Total Puerto Rico
(Cost $26,098,246)		27,091,508	2.0%
Rhode Island
State of Rhode Island,
5.000%, 08/01/2024	5,000,000	5,847,750	0.4%
Total Rhode Island
(Cost $5,529,138)		5,847,750	0.4%

The accompanying notes are an integral part of these financial statements.

Baird Quality Intermediate Municipal Bond Fund
Summary Schedule of Investments, December 31, 2019

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
South Carolina
Piedmont Municipal Power Agency:
6.750%, 01/01/2020 (ETM)	$6,450,000	$6,450,000	0.5%
5.375%, 01/01/2025 (ETM)(Insured by NATL)	5,590,000	6,619,063	0.5%
Other South Carolina(5)		5,279,669	0.4%
Total South Carolina
(Cost $17,862,339)		18,348,732	1.4%
South Dakota
Other South Dakota(5)		878,278	0.1%
Total South Dakota
(Cost $856,605)		878,278	0.1%
Tennessee
Tennessee Housing Development Agency:
4.500%, 07/01/2028 (Callable 01/01/2020)	40,000	40,000	0.0%
3.850%, 01/01/2035 (Callable 01/01/2025)	440,000	465,291	0.0%
3.900%, 07/01/2042 (Callable 07/01/2027)	790,000	842,148	0.1%
4.000%, 01/01/2043 (Callable 07/01/2027)	1,195,000	1,290,229	0.1%
3.650%, 07/01/2047 (Callable 01/01/2027)	1,155,000	1,212,219	0.1%
4.050%, 01/01/2049 (Callable 01/01/2028)	8,055,000	8,569,876	0.6%
4.250%, 01/01/2050 (Callable 07/01/2028)	1,685,000	1,858,740	0.1%
Other Tennessee(1)(5)		13,023,969	1.0%
Total Tennessee
(Cost $26,945,627)		27,302,472	2.0%
Texas
City of Houston TX:
5.500%, 12/01/2024 (ETM)(Insured by NATL)	1,835,000	2,120,049	0.2%
0.000%, 12/01/2026 (ETM)(Insured by AGM)	455,000	409,227	0.0%
5.500%, 12/01/2029 (ETM)(Insured by NATL)	16,050,000	20,730,982	1.6%
5.750%, 12/01/2032 (ETM)(Insured by AGM)	20,965,000	30,678,923	2.3%
Harris County Health Facilities Development Corp.:
5.750%, 07/01/2027 (ETM)	4,700,000	5,756,513	0.4%
6.250%, 07/01/2027 (ETM)	7,540,000	9,450,938	0.7%
Navasota Independent School District,
5.000%, 02/15/2048 (Callable 02/15/2025)
(PSF Guaranteed)	6,785,000	7,788,841	0.6%
Other Texas(1)(4)(5)		157,557,658	11.7%
Total Texas
(Cost $225,047,794)		234,493,131	17.5%
Utah
Other Utah(5)		8,939,557	0.7%
Total Utah
(Cost $8,677,885)		8,939,557	0.7%

The accompanying notes are an integral part of these financial statements.

Baird Quality Intermediate Municipal Bond Fund
Summary Schedule of Investments, December 31, 2019

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Vermont
Other Vermont(5)		$3,424,759	0.2%
Total Vermont
(Cost $3,355,924)		3,424,759	0.2%
Virginia
Virginia Housing Development Authority,
3.450%, 04/01/2038 (Callable 10/01/2022)	$7,000,000	7,214,900	0.6%
Other Virginia(1)(5)		4,495,593	0.3%
Total Virginia
(Cost $11,678,993)		11,710,493	0.9%
Washington
State of Washington:
5.500%, 07/01/2023	5,075,000	5,627,312	0.4%
5.000%, 07/01/2032 (Callable 01/01/2025)	7,010,000	8,135,666	0.6%
5.000%, 08/01/2034 (Callable 08/01/2023)	2,755,000	3,102,158	0.2%
5.000%, 08/01/2038 (Callable 08/01/2026)	975,000	1,159,031	0.1%
Washington State Housing Finance Commission,
2.550%, 07/01/2022
(Mandatory Tender Date 07/01/2021)(1)	6,250,000	6,325,187	0.5%
Other Washington(5)		29,085,042	2.2%
Total Washington
(Cost $52,022,425)		53,434,396	4.0%
Wisconsin
State of Wisconsin Clean Water
Fund Leveraged Loan Portfolio:
5.000%, 06/01/2028 (Pre-refunded to 06/01/2024)	5,305,000	6,168,548	0.5%
5.000%, 06/01/2030 (Pre-refunded to 06/01/2024)	10,500,000	12,209,190	0.9%
5.000%, 06/01/2031 (Pre-refunded to 06/01/2024)	7,975,000	9,273,170	0.7%
Other Wisconsin(5)		31,669,930	2.3%
Total Wisconsin
(Cost $57,405,194)		59,320,838	4.4%
Wyoming
Other Wyoming(5)		4,070,407	0.3%
Total Wyoming
(Cost $3,973,989)		4,070,407	0.3%
Total Municipal Bonds
(Cost $1,278,352,474)		1,326,608,495	98.8%
Total Long-Term Investments
(Cost $1,278,352,474)		1,326,608,495	98.8%

The accompanying notes are an integral part of these financial statements.

Baird Quality Intermediate Municipal Bond Fund
Summary Schedule of Investments, December 31, 2019

Short-Term Investment

			% of
	Shares	Value	Net Assets
Money Market Mutual Fund
Federated Institutional Tax-Free
Cash Trust, Premier Shares, 1.47%(3)	101,460	$101,460	0.0%
Total Short-Term Investment
(Cost $101,460)		101,460	0.0%
Total Investments
(Cost $1,278,453,934)		1,326,709,955	98.8%
Other Assets in Excess of Liabilities		15,707,626	1.2%
TOTAL NET ASSETS		$1,342,417,581	100.0%
Notes to Summary Schedule of Investments
AGC – Assured Guaranty Corp.
AGM – Assured Guaranty Municipal
AMBAC – Ambac Assurance Corp.
GNMA – Government National Mortgage Association
NATL – National Public Finance Guarantee Corp.
Q-SBLF – Qualified School Building Loan Fund
ETM – Escrowed to Maturity
PSF – Permanent School Fund
(1)	Variable rate security, or group of securities contains a variable rate security. The rate reported is the rate in effect as of December 31, 2019.
(2)	Variable rate security, or group of securities contains a variable rate security, based on a reference index and spread. The rate reported is the rate in effect as of December 31, 2019.
(3)	7-Day Yield.
(4)	Step-up bond or group of securities contains a step-up bond; the interest rate shown is the rate in effect as of December 31, 2019.
(5)	Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

The accompanying notes are an integral part of these financial statements.

Baird Quality Intermediate Municipal Bond Fund
Summary Schedule of Investments, December 31, 2019

Summary of Fair Value Exposure at December 31, 2019

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability.  These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 –	Unadjusted quoted prices in active markets for identical unrestricted securities.

Level 2 –
Other significant observable inputs (including quoted prices for similar securities, quoted prices in inactive markets, dealer indications, interest rates, yield curves, prepayment speeds, credit risk, default rates, inputs corroborated by observable market data, etc.).

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions about the factors that market participants would use in valuing the security) based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2019:

	Level 1	Level 2	Level 3	Total
Long-Term Investments
Municipal Bonds	$—	$1,326,608,495	$—	$1,326,608,495
Total Long-Term Investments	—	1,326,608,495	—	1,326,608,495
Short-Term Investment
Money Market Mutual Fund	101,460	—	—	101,460
Total Short-Term Investment	101,460	—	—	101,460
Total Investments	$101,460	$1,326,608,495	$—	$1,326,709,955

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy. There were no transfers into or out of Level 3 during the reporting period, as compared to the security classifications from the prior year’s annual report. See the Fund’s Valuation Policy in Note 2a to the financial statements.

The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
December 31, 2019 (Unaudited)

The Baird Core Intermediate Municipal Bond Fund seeks a high level of current income that is exempt from federal income tax and is consistent with preservation of capital.

By all measures, 2019 was a good year for the municipal market and a rewarding year for investors, particularly those who sought a higher level of interest rate and/or credit risk. Credit spreads narrowed as investors searched for yield in lower-quality bonds. Most noteworthy this year, however, was the impressive decline in yields led by the long end of the curve. As a result, the tax-free curve flattened by 20 bps between 2–30 years, although it steepened modestly in Q4 as short rates fell and long rates rose. Even more impressive this year was that tax-free yields fell more than Treasury yields at all points along the curve even with the downward pressure on global sovereign yields from powerful macro forces, including: slowing global growth, US/China trade tensions and the pivot by the Fed to an easing mode.  Broadly speaking, fixed income assets benefited this year from strong demand, driven to a large extent by the supportive demographics of an aging society in need of income. Beyond this, the municipal market continued to benefit from the passage of the Tax Cuts and Jobs Act (TCJA) in December 2017. The capping of state and local deductions at $10,000 for individuals, particularly those in high-tax states, continued to drive demand for tax-exempt securities. Complementing the strong demand was impressive growth in municipal issuance, which rose 22% from the prior year. Tax-free borrowings rose 12% in 2019, but the real surprise was the significant increase in taxable municipal debt. For the full year, taxable issuance rose $38B, a 115% year-over-year increase. The taxable supply was both the highest nominal amount ($70B) and the highest percentage of total municipal issuance (17%) in any year since the Build America Bond (BAB) program ended in 2010. The rise in taxable issuance can also be tied back to the TCJA, which eliminated tax-exempt advance refundings. Low nominal rates allowed municipalities to refund tax-free debt with taxable debt, while still realizing interest savings.

During 2019, the Fund’s Institutional Class Shares generated strong absolute and relative returns and outperformed its benchmark by 31 basis points net of fees.

The primary factors contributing to the Fund’s absolute and relative performance in 2019 include:

•	Curve Allocation
• Despite modest steepening in Q4, the barbell structure contributed to full year performance as the curve flattened
•	Credit Positioning
• A higher quality credit weighting detracted from performance, but was partially offset by modest exposure to non-rated issues
•	Sector
• Overweight to the Revenue sector (e.g. Corporate-Backed and Housing issues) contributed modestly to performance
•	Security Selection
• Security selection was the largest contributor to performance for the year

In 2020 we expect a continuation of the many positive themes from 2019. Although rates are not likely to decline at the same pace, a stable, if not accommodative, Fed provides a favorable investing backdrop. Positive technical support is also likely to continue as supply is expected to increase only modestly while investor demand should remain more than sufficient. From a credit perspective, the backdrop also remains favorable, certainly on a fundamental basis, but less so in terms of valuation. The record length of this economic expansion has allowed state and local governments time to close budget gaps and rebuild reserves. Yet discipline is required. Long-term pension liabilities still loom over many municipalities and the awareness of new credit risks, such as climate change and cyber risk, are rising. Broadly speaking, credit spreads have narrowed to the point that lower quality credits are only moderately attractive, suggesting a higher quality credit posture is appropriate. A point of focus in 2020 is the elections, which could create additional market volatility, particularly as it relates to tax policy and healthcare reform.

Baird Core Intermediate Municipal Bond Fund
December 31, 2019 (Unaudited)

The Fund will seek to maintain a neutral duration posture relative to the benchmark with a curve allocation that seeks to optimize the roll-down benefit of the flatter, but still upward sloping municipal curve. Sector weightings favor an overweight to revenue-backed issues over general obligation debt. An overall neutral credit posture is appropriate in our view given relatively narrow credit spreads, despite a strong fundamental backdrop. Opportunities for additional yield will be sought through bottom-up credit analysis as well as through security structure and cash flow optionality.

Baird Core Intermediate Municipal Bond Fund
December 31, 2019 (Unaudited)

Portfolio Characteristics

Quality Distribution(1)(2)
	Net Assets	$541,392,992

	SEC 30-Day
	Yield(4)
	Institutional Class	1.80%
	Investor Class	1.54%

	Average
	Effective
	Duration	4.50 years

	Average
	Effective
	Maturity	4.85 years

	Annualized
Sector Weightings(1)	Expense
	Ratio(5)
	Institutional Class	0.30%
	Investor Class	0.55%	(6)

	Portfolio
	Turnover Rate	38%

	Number of
	Holdings	970

(1)	Percentages shown are based on the Fund’s total investments.
(2)
The quality profile is calculated on a market value-weighted basis using the highest credit quality rating for each security held by the Fund given by S&P, Moody’s or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (NRSRO).  NRSROs rate the credit quality of securities using a scale that generally ranges from AAA (highest) to D (lowest).

(3)	Includes pre-refunded and escrowed-to-maturity (ETM) bonds.
(4)	SEC yields are based on SEC guidelines and are calculated for the 30 days ended December 31, 2019.
(5)	Reflects expense ratios as stated in the Fund’s current prospectus.
(6)	Includes 0.25% 12b-1 fee.

Baird Core Intermediate Municipal Bond Fund
December 31, 2019 (Unaudited)

Institutional Class
Value of a $25,000 Investment
Growth of a hypothetical investment of $25,000 made on the Fund’s inception date (08/31/15), assuming reinvestment of all distributions.

Investor Class
Value of a $10,000 Investment

Growth of a hypothetical investment of $10,000 made on the Fund’s inception date (08/31/15), assuming reinvestment of all distributions.

Baird Core Intermediate Municipal Bond Fund
December 31, 2019 (Unaudited)

Total Returns

		Average Annual
	One	Three	Since
For the Periods Ended December 31, 2019	Year	Years	Inception(1)
Institutional Class Shares	6.75%	4.41%	3.77%
Investor Class Shares	6.40%	4.12%	3.50%
Bloomberg Barclays Municipal Bond (1-15 Year) Index(2)	6.44%	4.10%	3.25%

(1)	For the period from August 31, 2015 (inception date) through December 31, 2019.
(2)
The Bloomberg Barclays Municipal Bond (1-15 Year) Index is an unmanaged, market value weighted index of investment-grade, tax-exempt, and fixed-rate securities with maturities between 1 and 17 years.  Securities must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million.  The bonds must be fixed rate, have a dated-date after December 31, 1990, and must be at least one year from their maturity date.  This Index does not reflect any deduction for fees, expenses or taxes. A direct investment in an index is not possible.

The line graphs on the previous page and the returns shown in the table above reflect reinvestment of dividends and/or capital gains distributions in additional shares.  The returns in the graphs and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The returns reflect the actual performance for each period and do not include the impact of trades executed on the last business day of the period that were recorded on the first business day of the next period.

The Fund’s gross expense ratio for each Class, as reflected in the Fund’s current prospectus, is set forth under “Portfolio Characteristics”.

The Fund may invest up to 10% of its net assets in non-investment grade debt securities (commonly referred to as “high yield” bonds). While these types of debt securities typically offer higher yields than investment grade securities, they also include greater risks including increased credit risk and the increased risk of default or bankruptcy.  The Fund may invest up to 25% of its total assets in municipal obligations issued by persons in the same state.  As a result, changes in economic, business or political conditions of a particular state may have a disproportionate impact on the Fund’s share price. Municipal securities investments are not appropriate for all investors, especially those taxed at lower rates.

Past performance does not guarantee future results.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

For information about the performance of the Fund as of the most recent month-end, please call 1-866-44BAIRD or visit www.bairdfunds.com.  Mutual fund performance changes over time and current performance may be lower or higher than that stated.

Baird Core Intermediate Municipal Bond Fund
Summary Schedule of Investments, December 31, 2019

This schedule summarizes the Fund’s holdings by asset type. Details are reported for each of the Fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the Fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The Fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, as of the quarter end. For the second and fourth fiscal quarters, the complete listing of the Fund’s holdings is available electronically at http://www.bairdassetmanagement.com/baird-funds/funds-and-performance#Literature and in the Fund’s Form N-CSR on the Securities and Exchange Commission’s website (www.sec.gov) or you can have it mailed to you without charge by calling 1-866-44BAIRD. For the first and third fiscal quarters, the Fund files the lists with the SEC on Part F of Form N-PORT. Shareholders can look up the Fund’s Forms N-CSR or Part F of Form N-PORT on the SEC’s website (www.sec.gov).

Long-Term Investments
	Principal		% of
	Amount	Value	Net Assets
Municipal Bonds
Alabama
City of Birmingham AL,
5.000%, 03/01/2043 (Callable 03/01/2023)(5)	$1,935,000	$2,125,868	0.4%
Other Alabama(1)(8)		11,090,903	2.0%
Total Alabama
(Cost $12,841,790)		13,216,771	2.4%
Alaska
Other Alaska(8)		4,283,620	0.8%
Total Alaska
(Cost $4,204,751)		4,283,620	0.8%
Arizona
Arizona Industrial Development Authority:
3.375%, 07/01/2021	365,000	370,894	0.1%
2.500%, 05/01/2022 (Insured by AGM)	6,937,254	6,979,710	1.3%
4.000%, 07/01/2023 (Insured by SD CRED PROG)	215,000	229,476	0.0%
4.000%, 07/01/2024 (Insured by SD CRED PROG)	200,000	216,378	0.0%
4.000%, 07/01/2025 (Insured by SD CRED PROG)	100,000	109,627	0.0%
4.000%, 07/01/2026 (Insured by SD CRED PROG)	100,000	110,719	0.0%
5.000%, 05/01/2028	270,000	319,483	0.1%
4.625%, 08/01/2028	1,160,000	1,242,627	0.2%
Other Arizona(8)		4,072,927	0.8%
Total Arizona
(Cost $13,371,998)		13,651,841	2.5%
Arkansas
City of Rogers AR,
3.250%, 11/01/2043 (Callable 11/01/2026)	1,785,000	1,870,823	0.4%
Other Arkansas(8)		19,549,822	3.6%
Total Arkansas
(Cost $20,809,658)		21,420,645	4.0%
California
Other California(1)(2)(5)(8)		26,723,266	4.9%
Total California
(Cost $25,190,914)		26,723,266	4.9%

The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Summary Schedule of Investments, December 31, 2019

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Colorado
Boulder Valley School District No. Re-2,
5.000%, 12/01/2038 (Callable 06/01/2025)
(Insured by ST AID)	$2,000,000	$2,345,220	0.4%
Colorado Health Facilities Authority,
5.000%, 08/01/2049 (Callable 02/01/2026)
(Mandatory Tender Date 08/01/2026)(1)	3,130,000	3,692,899	0.7%
Colorado Housing & Finance Authority,
4.250%, 11/01/2049 (Callable 11/01/2028)
(Insured by GNMA)	2,480,000	2,747,791	0.5%
Other Colorado(1)(2)(8)		21,083,309	3.9%
Total Colorado
(Cost $28,536,321)		29,869,219	5.5%
Connecticut
Other Connecticut(8)		7,859,687	1.5%
Total Connecticut
(Cost $7,493,879)		7,859,687	1.5%
District of Columbia
District of Columbia,
5.000%, 06/01/2035 (Callable 06/01/2024)	2,000,000	2,300,460	0.4%
Metropolitan Washington Airports Authority:
6.500%, 10/01/2044 (Callable 10/01/2028)(5)	1,540,000	2,049,286	0.4%
Other District of Columbia(1)(5)(8)		2,238,583	0.4%
Total District of Columbia
(Cost $6,208,153)		6,588,329	1.2%
Florida
City of Jacksonville FL:
1.300%, 08/01/2036 (Callable 01/02/2020)
(Optional Put Date 01/07/2020)(1)	2,725,000	2,725,000	0.5%
Florida Department of Management Services,
5.000%, 11/01/2029	2,000,000	2,624,500	0.5%
Florida Housing Finance Corp.:
4.200%, 01/01/2045 (Callable 01/01/2028)
(Insured by GNMA)	2,000,000	2,158,460	0.4%
3.800%, 07/01/2047 (Callable 01/01/2027)
(Insured by GNMA)	1,760,000	1,856,959	0.4%
Orange County Health Facilities Authority,
5.000%, 08/01/2028 (Callable 08/01/2024)	2,500,000	2,838,075	0.5%
Other Florida(1)(5)(8)		22,185,190	4.1%
Total Florida
(Cost $33,047,507)		34,388,184	6.4%

The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Summary Schedule of Investments, December 31, 2019

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Georgia
Main Street Natural Gas, Inc.,
2.023%, 08/01/2048 (1 Month LIBOR USD + 0.830%)
(Callable 09/01/2023)
(Mandatory Tender Date 12/01/2023)(2)	$2,000,000	$2,009,920	0.4%
Other Georgia(1)(8)		9,039,805	1.6%
Total Georgia
(Cost $10,877,831)		11,049,725	2.0%
Illinois
Illinois Housing Development Authority,
4.250%, 10/01/2049 (Callable 04/01/2028)	1,965,000	2,167,238	0.4%
Kendall Kane & Will Counties Community
Unit School District No. 308,
4.000%, 02/01/2030 (Callable 02/01/2025)	2,000,000	2,155,200	0.4%
Richland County Community
Unit School District No. 1,
4.000%, 12/01/2033 (Callable 12/01/2024)
(Insured by AGM)	1,750,000	1,869,000	0.3%
Sales Tax Securitization Corp.:
5.000%, 01/01/2028	1,500,000	1,804,500	0.3%
5.000%, 01/01/2029	2,500,000	3,039,675	0.6%
State of Illinois:
5.000%, 08/01/2020	2,000,000	2,038,820	0.4%
5.000%, 01/01/2022 (Callable 01/31/2020)	220,000	220,515	0.1%
6.000%, 06/15/2024 (Insured by NATL)	100,000	116,842	0.0%
5.000%, 08/01/2024 (Callable 08/01/2022)	665,000	711,337	0.1%
5.000%, 10/01/2026	1,000,000	1,151,150	0.2%
5.000%, 05/01/2027 (Callable 05/01/2024)	650,000	715,800	0.1%
5.000%, 06/15/2027 (Callable 06/15/2021)	1,500,000	1,563,900	0.3%
5.250%, 07/01/2028 (Callable 07/01/2023)	175,000	191,651	0.1%
5.500%, 07/01/2033 (Callable 07/01/2023)	410,000	449,237	0.1%
4.000%, 06/15/2038 (Callable 06/15/2028)
(Insured by BAM)	2,500,000	2,693,075	0.5%
Other Illinois(1)(2)(5)(7)(8)		51,475,957	9.5%
Total Illinois
(Cost $70,183,494)		72,363,897	13.4%
Indiana
Indiana Finance Authority,
5.000%, 10/01/2032 (Callable 10/01/2023)	2,770,000	2,965,728	0.5%
Other Indiana(1)(2)(8)		16,695,619	3.1%
Total Indiana
(Cost $18,997,583)		19,661,347	3.6%

The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Summary Schedule of Investments, December 31, 2019

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Iowa
Iowa Finance Authority,
4.000%, 07/01/2047 (Callable 07/01/2028)
(Insured by GNMA)	$2,000,000	$2,227,540	0.4%
Other Iowa(8)		5,226,696	1.0%
Total Iowa
(Cost $7,296,144)		7,454,236	1.4%
Kansas
Other Kansas(8)		1,583,812	0.3%
Total Kansas
(Cost $1,553,607)		1,583,812	0.3%
Kentucky
Kentucky Public Energy Authority,
4.000%, 04/01/2048 (Callable 01/02/2024)
(Mandatory Tender Date 04/01/2024)(1)	2,090,000	2,274,756	0.4%
Other Kentucky(1)(8)		2,565,596	0.5%
Total Kentucky
(Cost $4,734,932)		4,840,352	0.9%
Louisiana
Other Louisiana(8)		1,343,417	0.3%
Total Louisiana
(Cost $1,226,308)		1,343,417	0.3%
Maine
Other Maine(8)		2,557,750	0.5%
Total Maine
(Cost $2,531,829)		2,557,750	0.5%
Maryland
Other Maryland(8)		2,753,030	0.5%
Total Maryland
(Cost $2,746,776)		2,753,030	0.5%
Massachusetts
Massachusetts Housing Finance Agency,
4.500%, 12/01/2048 (Callable 12/01/2027)	1,990,000	2,198,472	0.4%
Other Massachusetts(8)		3,237,826	0.6%
Total Massachusetts
(Cost $5,293,366)		5,436,298	1.0%
Michigan
Michigan State Hospital Finance Authority,
5.000%, 12/01/2028 (Pre-refunded to 06/01/2022)	2,685,000	2,933,470	0.5%
Michigan State Housing Development Authority,
4.250%, 12/01/2049 (Callable 06/01/2028)	1,970,000	2,174,919	0.4%

The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Summary Schedule of Investments, December 31, 2019

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Other Michigan(1)(8)		$8,120,954	1.5%
Total Michigan
(Cost $12,750,285)		13,229,343	2.4%
Minnesota
Other Minnesota(8)		5,730,809	1.1%
Total Minnesota
(Cost $5,556,125)		5,730,809	1.1%
Mississippi
South Central Regional Medical Center, Inc.,
1.700%, 03/01/2020 (Callable 01/31/2020)	$4,000,000	4,000,040	0.7%
Other Mississippi(8)		5,124,941	1.0%
Total Mississippi
(Cost $8,780,238)		9,124,981	1.7%
Missouri
Other Missouri(8)		7,188,378	1.3%
Total Missouri
(Cost $7,017,141)		7,188,378	1.3%
Montana
Other Montana(8)		1,176,435	0.2%
Total Montana
(Cost $1,118,099)		1,176,435	0.2%
Nebraska
Village of Boys Town NE,
3.000%, 09/01/2028	1,675,000	1,813,539	0.3%
Other Nebraska(1)(8)		3,761,608	0.7%
Total Nebraska
(Cost $5,335,230)		5,575,147	1.0%
Nevada
Nevada Housing Division,
4.000%, 04/01/2049 (Callable 10/01/2028)
(Insured by GNMA)	2,000,000	2,198,400	0.4%
Other Nevada(8)		2,295,438	0.4%
Total Nevada
(Cost $4,367,046)		4,493,838	0.8%
New Jersey
Other New Jersey(1)(2)(8)		11,914,829	2.2%
Total New Jersey
(Cost $11,563,950)		11,914,829	2.2%
New Mexico
Other New Mexico(8)		415,172	0.1%
Total New Mexico
(Cost $410,372)		415,172	0.1%

The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Summary Schedule of Investments, December 31, 2019

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
New York
New York City Water & Sewer System:
5.000%, 06/15/2036 (Callable 06/15/2024)	$2,000,000	$2,295,220	0.4%
New York State Housing Finance Agency,
1.600%, 11/01/2024 (Callable 12/01/2021)	2,000,000	2,000,740	0.4%
Other New York(3)(8)		5,757,900	1.1%
Total New York
(Cost $9,623,943)		10,053,860	1.9%
North Carolina
Other North Carolina(8)		2,356,555	0.4%
Total North Carolina
(Cost $2,201,759)		2,356,555	0.4%
North Dakota
City of Horace ND,
2.500%, 08/01/2021 (Callable 08/01/2020)	2,000,000	2,010,880	0.4%
City of Williston ND,
4.250%, 07/15/2025 (Callable 07/15/2022)	1,750,000	1,858,115	0.4%
Other North Dakota(8)		6,685,479	1.2%
Total North Dakota
(Cost $10,258,248)		10,554,474	2.0%
Ohio
Little Miami Local School District,
5.000%, 11/01/2036 (Callable 11/01/2025)
(Insured by SD CRED PROG)	1,845,000	2,162,635	0.4%
State of Ohio,
1.520%, 01/15/2045 (Callable 03/02/2020)
(Optional Put Date 02/24/2020)(1)	5,000,000	5,000,000	0.9%
Other Ohio(1)(2)(5)(6)(8)		14,182,420	2.6%
Total Ohio
(Cost $20,788,390)		21,345,055	3.9%
Oklahoma
Other Oklahoma(8)		1,934,898	0.4%
Total Oklahoma
(Cost $1,911,611)		1,934,898	0.4%
Oregon
State of Oregon Housing &
Community Services Department,
2.200%, 12/01/2021
(Mandatory Tender Date 12/01/2020)(1)	2,000,000	2,012,980	0.3%
Other Oregon(5)(8)		3,660,381	0.7%
Total Oregon
(Cost $5,329,410)		5,673,361	1.0%

The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Summary Schedule of Investments, December 31, 2019

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Pennsylvania
Pennsylvania Housing Finance Agency,
4.000%, 10/01/2049 (Callable 10/01/2028)	$1,925,000	$2,082,715	0.4%
Westmoreland County Municipal Authority,
5.000%, 08/15/2028 (Callable 08/15/2027)
(Insured by BAM)	1,540,000	1,909,800	0.3%
York Suburban School District,
4.000%, 05/01/2030 (Callable 05/01/2024)
(Insured by BAM)	1,780,000	1,943,297	0.4%
Other Pennsylvania(1)(2)(5)(8)		14,191,833	2.6%
Total Pennsylvania
(Cost $19,333,124)		20,127,645	3.7%
Puerto Rico
Other Puerto Rico(8)		2,686,442	0.5%
Total Puerto Rico
(Cost $2,479,399)		2,686,442	0.5%
Rhode Island
Other Rhode Island(8)		3,002,059	0.6%
Total Rhode Island
(Cost $2,862,105)		3,002,059	0.6%
South Carolina
Other South Carolina(8)		4,161,260	0.8%
Total South Carolina
(Cost $3,944,989)		4,161,260	0.8%
South Dakota
City of Rapid City SD,
4.000%, 12/01/2035 (Callable 12/01/2029)	3,260,000	3,610,385	0.6%
South Dakota Housing Development Authority,
4.000%, 05/01/2049 (Callable 05/01/2028)	2,495,000	2,727,384	0.5%
Other South Dakota(8)		357,343	0.1%
Total South Dakota
(Cost $6,520,307)		6,695,112	1.2%
Tennessee
Tennessee Housing Development Agency,
3.600%, 01/01/2031 (Callable 01/01/2023)	1,835,000	1,905,996	0.3%
Other Tennessee(1)(8)		8,596,724	1.6%
Total Tennessee
(Cost $10,271,454)		10,502,720	1.9%
Texas
Navasota Independent School District,
5.000%, 02/15/2048 (Callable 02/15/2025)
(PSF Guaranteed)	3,000,000	3,443,850	0.6%

The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Summary Schedule of Investments, December 31, 2019

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Texas Department of Housing & Community Affairs,
4.750%, 01/01/2049 (Callable 07/01/2028)	$4,270,000	$4,795,680	0.9%
Other Texas(1)(5)(8)		39,222,644	7.3%
Total Texas
(Cost $45,937,633)		47,462,174	8.8%
Utah
Other Utah(1)(8)		4,656,523	0.9%
Total Utah
(Cost $4,437,215)		4,656,523	0.9%
Vermont
Other Vermont(8)		2,283,947	0.4%
Total Vermont
(Cost $2,243,320)		2,283,947	0.4%
Virgin Islands
Other Virgin Islands(8)		407,168	0.1%
Total Virgin Islands
(Cost $407,713)		407,168	0.1%
Virginia
Virginia Housing Development Authority,
3.450%, 04/01/2038 (Callable 10/01/2022)	3,000,000	3,092,100	0.5%
Other Virginia(1)(8)		389,832	0.1%
Total Virginia
(Cost $3,434,885)		3,481,932	0.6%
Washington
Other Washington(8)		6,161,975	1.1%
Total Washington
(Cost $5,824,113)		6,161,975	1.1%
Wisconsin
Public Finance Authority:
4.000%, 12/01/2020	650,000	658,015	0.1%
4.000%, 01/01/2021	435,000	442,747	0.1%
5.000%, 10/01/2024	3,000,000	3,311,130	0.6%
5.000%, 06/15/2025	220,000	252,553	0.1%
0.000%, 09/01/2028 (Pre-refunded to 09/01/2026)	75,000	61,462	0.0%
4.000%, 07/01/2031 (Callable 07/01/2028)	1,805,000	2,026,329	0.4%
Wisconsin Health & Educational Facilities Authority:
2.650%, 11/01/2020 (Callable 01/21/2020)	1,625,000	1,625,617	0.3%
5.000%, 03/01/2021	150,000	153,357	0.0%
5.000%, 03/01/2022	125,000	130,264	0.0%
5.000%, 11/01/2022	120,000	126,857	0.0%
5.000%, 07/01/2023	165,000	185,635	0.0%

The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Summary Schedule of Investments, December 31, 2019

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Wisconsin Health & Educational
Facilities Authority: (cont.)
5.000%, 11/01/2023	$125,000	$134,300	0.0%
5.000%, 07/01/2024	250,000	289,640	0.1%
5.000%, 11/01/2024	155,000	168,758	0.0%
4.000%, 09/15/2025 (Callable 09/15/2023)	200,000	210,172	0.1%
5.000%, 11/01/2025	245,000	269,772	0.1%
5.000%, 07/01/2026 (Callable 07/01/2024)	50,000	57,723	0.0%
2.250%, 11/01/2026 (Callable 11/01/2021)	750,000	755,490	0.2%
5.000%, 02/15/2027 (Pre-refunded to 08/15/2025)	100,000	119,618	0.0%
4.000%, 07/15/2028 (Pre-refunded to 07/15/2021)	185,000	193,134	0.0%
5.000%, 08/15/2028 (Callable 08/15/2023)	1,000,000	1,118,660	0.2%
5.000%, 12/01/2028 (Callable 11/01/2026)	45,000	54,326	0.0%
5.000%, 08/15/2029 (Callable 08/15/2027)	170,000	209,571	0.0%
5.000%, 12/15/2030 (Callable 12/15/2024)	480,000	550,627	0.1%
5.000%, 02/15/2032 (Callable 02/15/2022)	670,000	715,017	0.1%
5.000%, 04/01/2032 (Callable 10/01/2022)	290,000	314,070	0.1%
5.250%, 10/15/2039 (Callable 10/15/2021)	460,000	485,539	0.1%
Wisconsin Housing & Economic Development Authority,
4.250%, 03/01/2049 (Callable 09/01/2028)	1,980,000	2,183,781	0.4%
Other Wisconsin(8)		9,204,889	1.7%
Total Wisconsin
(Cost $25,341,967)		26,009,053	4.8%
Wyoming
Wyoming Community Development Authority,
4.000%, 12/01/2048 (Callable 06/01/2028)	1,965,000	2,143,127	0.4%
Other Wyoming(8)		102,832	0.0%
Total Wyoming
(Cost $2,191,136)		2,245,959	0.4%
Total Municipal Bonds
(Cost $519,388,048)		537,696,530	99.3%
Total Long-Term Investments
(Cost $519,388,048)		537,696,530	99.3%

The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Summary Schedule of Investments, December 31, 2019

Short-Term Investment

			% of
	Shares	Value	Net Assets
Money Market Mutual Fund
Federated Institutional Tax-Free
Cash Trust, Premier Shares, 1.47%(4)	693,086	$693,086	0.1%
Total Short-Term Investment
(Cost $693,086)		693,086	0.1%
Total Investments
(Cost $520,081,134)		538,389,616	99.4%
Other Assets in Excess of Liabilities		3,003,376	0.6%
TOTAL NET ASSETS		$541,392,992	100.0%
Notes to Summary Schedule of Investments
AGM – Assured Guaranty Municipal
BAM – Build America Mutual Assurance Co.
GNMA – Government National Mortgage Association
NATL – National Public Finance Guarantee Corp.
SD CRED PROG – State Credit Enhancement Program
ST AID – State Aid Intercept/Withholding
LIBOR – London Inter-bank Offered Rate
PSF – Permanent School Fund
(1)	Variable rate security, or group of securities contains a variable rate security. The rate reported is the rate in effect as of December 31, 2019.
(2)	Variable rate security, or group of securities contains a variable rate security, based on a reference index and spread. The rate reported is the rate in effect as of December 31, 2019.
(3)
Security, or group of securities contains a security, issued under Rule 144A under the Securities Act of 1933 and classified as liquid under the Fund's liquidity risk management program. Purchased in a private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers. At December 31, 2019, the value of these securities total $397,548, which represents 0.07% of total net assets.

(4)	7-Day Yield.
(5)	Step-up bond or group of securities contains a step-up bond; the interest rate shown is the rate in effect as of December 31, 2019.
(6)	Security or a portion of the security purchased on a when-issued or delayed delivery basis.
(7)	Security in default, or group of securities contains a security in default.
(8)	Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

The accompanying notes are an integral part of these financial statements.

Baird Core Intermediate Municipal Bond Fund
Summary Schedule of Investments, December 31, 2019

Summary of Fair Value Exposure at December 31, 2019

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability.  These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 –	Unadjusted quoted prices in active markets for identical unrestricted securities.
Level 2 –
Other significant observable inputs (including quoted prices for similar securities, quoted prices in inactive markets, dealer indications, interest rates, yield curves, prepayment speeds, credit risk, default rates, inputs corroborated by observable market data, etc.).

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions about the factors that market participants would use in valuing the security) based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2019:

	Level 1	Level 2	Level 3	Total
Long-Term Investments
Municipal Bonds	$—	$537,696,530	$—	$537,696,530
Total Long-Term Investments	—	537,696,530	—	537,696,530
Short-Term Investment
Money Market Mutual Fund	693,086	—	—	693,086
Total Short-Term Investment	693,086	—	—	693,086
Total Investments	$693,086	$537,696,530	$—	$538,389,616

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy. There were no transfers into or out of Level 3 during the reporting period, as compared to the security classifications from the prior year’s annual report. See the Fund’s Valuation Policy in Note 2a to the financial statements.

The accompanying notes are an integral part of these financial statements.

Baird Strategic Municipal Bond Fund
December 31, 2019 (Unaudited)

The Baird Strategic Municipal Bond Fund seeks a high level of current income that is exempt from federal income tax and is consistent with the preservation of capital.

By all measures, 2019 was a good year for the municipal market and a rewarding year for investors, particularly those who sought a higher level of interest rate and/or credit risk. Credit spreads narrowed as investors searched for yield in lower-quality bonds. Most noteworthy this year, however, was the impressive decline in yields led by the long end of the curve. As a result, the tax-free curve flattened by 20 bps between 2–30 years, although it steepened modestly in Q4 as short rates fell and long rates rose. Even more impressive this year was that tax-free yields fell more than Treasury yields at all points along the curve even with the downward pressure on global sovereign yields from powerful macro forces, including: slowing global growth, US/China trade tensions and the pivot by the Fed to an easing mode.  Broadly speaking, fixed income assets benefited this year from strong demand, driven to a large extent by the supportive demographics of an aging society in need of income. Beyond this, the municipal market continued to benefit from the passage of the Tax Cuts and Jobs Act (TCJA) in December 2017. The capping of state and local deductions at $10,000 for individuals, particularly those in high-tax states, continued to drive demand for tax-exempt securities. Complementing the strong demand was impressive growth in municipal issuance, which rose 22% from the prior year. Tax-free borrowings rose 12% in 2019, but the real surprise was the significant increase in taxable municipal debt. For the full year, taxable issuance rose $38B, a 115% year-over-year increase. The taxable supply was both the highest nominal amount ($70B) and the highest percentage of total municipal issuance (17%) in any year since the Build America Bond (BAB) program ended in 2010. The rise in taxable issuance can also be tied back to the TCJA, which eliminated tax-exempt advance refundings. Low nominal rates allowed municipalities to refund tax-free debt with taxable debt, while still realizing interest savings.

This Fund commenced operations on November 15, 2019. During this period, the Fund’s Institutional Class Shares generated strong absolute and relative returns and outperformed its benchmark by 23 basis points net of fees.

The primary factors contributing to the Fund’s absolute and relative performance during its six weeks of operation in 2019 include:

•	The exposure to lower quality and non-rated issues was a positive contributor as credit spreads narrowed
•	An overweight to the Revenue sector was a positive factor
•	The Fund’s underweight to duration was a modest detractor as rates fell

In 2020 we expect a continuation of the many positive themes from 2019. Although rates are not likely to decline at the same pace, a stable, if not accommodative, Fed provides a favorable investing backdrop. Positive technical support is also likely to continue as supply is expected to increase only modestly while investor demand should remain more than sufficient. From a credit perspective, the backdrop also remains favorable, certainly on a fundamental basis, but less so in terms of valuation. The record length of this economic expansion has allowed state and local governments time to close budget gaps and rebuild reserves. Yet discipline is required. Long-term pension liabilities still loom over many municipalities and the awareness of new credit risks, such as climate change and cyber risk, are rising. Broadly speaking, credit spreads have narrowed to the point that lower quality credits are only moderately attractive, suggesting a higher quality credit posture is appropriate. A point of focus in 2020 is the elections, which could create additional market volatility, particularly as it relates to tax policy and healthcare reform.

The Fund will seek to capitalize on market volatility to add value from multiple decisions including duration, curve, credit, sector weightings and individual security selection. An overall target duration of 3.5 years, or less, is a near-term focus for the Fund and curve weightings will seek to optimize roll-down benefit. Broadly speaking, credit spreads are narrow, but where individual credit opportunities exist, the Fund will seek to benefit. Opportunities for additional yield will also be sought through security structure and cash flow optionality.

Baird Strategic Municipal Bond Fund
December 31, 2019 (Unaudited)

Portfolio Characteristics

Quality Distribution(1)(2)
	Net Assets	$12,040,734

	SEC 30-Day
	Yield(4)
	Institutional Class	1.79%
	Investor Class	1.53%

	Average
	Effective
	Duration	3.39 years

	Average
	Effective
	Maturity	3.64 years

Sector Weightings(1)	Annualized
	Expense
	Ratio(5)
	Institutional Class	0.30%
	Investor Class	0.55%	(6)

	Portfolio
	Turnover Rate	47%

	Number of
	Holdings	60

(1)	Percentages shown are based on the Fund’s total investments.
(2)
The quality profile is calculated on a market value-weighted basis using the highest credit quality rating for each security held by the Fund given by S&P, Moody’s or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (NRSRO).  NRSROs rate the credit quality of securities using a scale that generally ranges from AAA (highest) to D (lowest).

(3)	Includes pre-refunded and escrowed-to-maturity (ETM) bonds.
(4)	SEC yields are based on SEC guidelines and are calculated for the 30 days ended December 31, 2019.
(5)	Reflects expense ratios as stated in the Fund’s current prospectus.
(6)	Includes 0.25% 12b-1 fee.

Baird Strategic Municipal Bond Fund
December 31, 2019 (Unaudited)

Institutional Class
Value of a $25,000 Investment

Growth of a hypothetical investment of $25,000 made on the Fund’s inception date (11/15/19), assuming reinvestment of all distributions.

Investor Class
Value of a $10,000 Investment

Growth of a hypothetical investment of $10,000 made on the Fund’s inception date (11/15/19), assuming reinvestment of all distributions.

Baird Strategic Municipal Bond Fund
December 31, 2019 (Unaudited)

Total Returns

	Cumulative
	One	Since
For the Periods Ended December 31, 2019	Month	Inception(1)
Institutional Class Shares	0.67%	0.88%
Investor Class Shares	0.64%	0.85%
Bloomberg Barclays 1-10 Year Municipal Blend Index(2)	0.30%	0.65%

(1)	For the period from November 15, 2019 (inception date) through December 31, 2019.
(2)
The Bloomberg Barclays 1-10 Year Municipal Blend Index is a market value-weighted index which covers the short and intermediate components of the Barclays Municipal Bond Index—an unmanaged, market value-weighted index which covers the U.S. investment-grade tax-exempt bond market. The 1-10 Year Municipal Blend index tracks tax-exempt municipal general obligation, revenue, insured, and prerefunded bonds with a minimum $5 million par amount outstanding, issued as part of a transaction of at least $50 million, and with a remaining maturity from 1 up to (but not including) 12 years. The index includes reinvestment of income. This Index does not reflect any deduction for fees, expenses or taxes. A direct investment in an index is not possible.

The line graphs on the previous page and the returns shown in the table above reflect reinvestment of dividends and/or capital gains distributions in additional shares.  The returns in the graphs and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The returns reflect the actual performance for each period and do not include the impact of trades executed on the last business day of the period that were recorded on the first business day of the next period.

The Fund’s gross expense ratio for each Class, as reflected in the Fund’s current prospectus, is set forth under “Portfolio Characteristics”.

The Fund may invest up to 30% of its net assets in non-investment grade debt securities (commonly referred to as “high yield” bonds). While these types of debt securities typically offer higher yields than investment grade securities, they also include greater risks including increased credit risk and the increased risk of default or bankruptcy.  The Fund may invest up to 25% of its total assets in municipal obligations issued by persons in the same state.  As a result, changes in economic, business or political conditions of a particular state may have a disproportionate impact on the Fund’s share price. Municipal securities investments are not appropriate for all investors, especially those taxed at lower rates.

The Fund may invest up to 20% of its net assets in U.S. government and corporate bonds and other debt securities that are of the same quality as its investments in municipal bonds. These bonds produce income that is taxable for federal income tax purposes, unlike municipal bonds which generally provide income exempt from federal income tax.

The Fund may also invest in U.S. Treasury futures contracts. Futures contracts are subject to the risk of loss caused by unanticipated market movements, the risk that there may be an imperfect correlation between the prices of futures contracts and the value of their underlying instruments or indexes, and the risk there may not be a liquid secondary market for them.

Past performance does not guarantee future results.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

For information about the performance of the Fund as of the most recent month-end, please call 1-866-44BAIRD or visit www.bairdfunds.com.  Mutual fund performance changes over time and current performance may be lower or higher than that stated.

Baird Strategic Municipal Bond Fund
Summary Schedule of Investments, December 31, 2019

This schedule summarizes the Fund’s holdings by asset type. Details are reported for each of the Fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the Fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The Fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, as of the quarter end. For the second and fourth fiscal quarters, the complete listing of the Fund’s holdings is available electronically at http://www.bairdassetmanagement.com/baird-funds/funds-and-performance#Literature and in the Fund’s Form N-CSR on the Securities and Exchange Commission’s website (www.sec.gov) or you can have it mailed to you without charge by calling 1-866-44BAIRD. For the first and third fiscal quarters, the Fund files the lists with the SEC on Part F of Form N-PORT. Shareholders can look up the Fund’s Forms N-CSR or Part F of Form N-PORT on the SEC’s website (www.sec.gov).

Long-Term Investments
	Principal		% of
	Amount	Value	Net Assets
Municipal Bonds
Alabama
Columbia Industrial Development Board,
0.700%, 12/01/2037
(Optional Put Date 01/01/2020)(1)	$200,000	$200,000	1.7%
Total Alabama
(Cost $200,000)		200,000	1.7%
Arizona
Arizona Industrial Development Authority:
4.750%, 10/01/2025	165,000	164,660	1.4%
5.000%, 10/01/2030 (Callable 10/01/2026)	105,000	104,646	0.9%
Maricopa County Industrial Development Authority,
4.500%, 07/01/2025	125,000	124,341	1.0%
Total Arizona
(Cost $393,282)		393,647	3.3%
Arkansas
Southern Arkansas University,
4.000%, 03/01/2028 (Callable 03/01/2025)
(Insured by AGM)	205,000	226,363	1.9%
Other Arkansas(4)		100,173	0.8%
Total Arkansas
(Cost $325,930)		326,536	2.7%
California
California Municipal Finance Authority,
5.000%, 08/01/2034 (Callable 08/01/2029)	100,000	116,088	1.0%
Total California
(Cost $116,002)		116,088	1.0%
Colorado
Vauxmont Metropolitan District,
5.000%, 12/15/2032 (Callable 12/15/2024)
(Insured by AGM)	135,000	154,049	1.3%
Total Colorado
(Cost $152,426)		154,049	1.3%

The accompanying notes are an integral part of these financial statements.

Baird Strategic Municipal Bond Fund
Summary Schedule of Investments, December 31, 2019

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Florida
Florida Housing Finance Corp.,
4.200%, 01/01/2045 (Callable 01/01/2028)
(Insured by GNMA)	$200,000	$215,846	1.8%
Highlands County Health Facilities Authority,
1.250%, 11/15/2035 (Callable 01/02/2020)
(Optional Put Date 01/07/2020)(1)	400,000	400,000	3.3%
Orange County Health Facilities Authority,
5.000%, 08/01/2028 (Callable 08/01/2024)	300,000	340,569	2.8%
Palm Beach County Health Facilities Authority,
5.000%, 05/15/2023	300,000	327,390	2.7%
Other Florida(4)		50,675	0.5%
Total Florida
(Cost $1,331,196)		1,334,480	11.1%
Georgia
Development Authority of Burke County,
0.620%, 11/01/2052
(Optional Put Date 01/01/2020)(1)	200,000	200,000	1.7%
Total Georgia
(Cost $200,000)		200,000	1.7%
Illinois
Cook County School District No. 111,
4.000%, 12/01/2031 (Callable 12/01/2026)
(Insured by AGM)	300,000	332,367	2.8%
State of Illinois:
5.000%, 01/01/2020	75,000	75,000	0.6%
5.000%, 04/01/2020	25,000	25,209	0.2%
5.000%, 04/01/2024 (Callable 04/01/2023)
(Insured by AGM)	200,000	220,704	1.8%
Total Illinois
(Cost $649,356)		653,280	5.4%
Indiana
City of Muncie IN,
4.000%, 01/15/2022 (Insured by AGM)	160,000	166,376	1.4%
Indiana Finance Authority,
5.000%, 10/01/2032 (Callable 10/01/2023)	250,000	267,665	2.2%
Lafayette School Corp.,
4.000%, 01/15/2021 (Insured by ST AID)	250,000	256,098	2.1%
Munster School Building Corp.,
5.000%, 07/15/2025 (Insured by ST AID)	150,000	174,774	1.4%
St. Joseph County Airport Authority,
0.010%, 07/01/2027	560,000	463,971	3.9%
Total Indiana
(Cost $1,325,729)		1,328,884	11.0%

The accompanying notes are an integral part of these financial statements.

Baird Strategic Municipal Bond Fund
Summary Schedule of Investments, December 31, 2019

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Iowa
City of Coralville IA,
4.000%, 06/01/2024	$200,000	$201,042	1.7%
City of Waverly IA,
2.500%, 12/31/2022 (Callable 07/01/2022)	250,000	251,558	2.1%
Total Iowa
(Cost $449,550)		452,600	3.8%
Kansas
City of Goddard KS,
3.000%, 12/01/2022 (Callable 12/01/2021)	150,000	154,418	1.3%
Total Kansas
(Cost $154,286)		154,418	1.3%
Kentucky
Kentucky Higher Education Student Loan Corp.,
5.000%, 06/01/2024	115,000	130,120	1.1%
Kentucky Public Energy Authority,
4.000%, 12/01/2049 (Callable 03/01/2025)
(Mandatory Tender Date 06/01/2025)(1)	145,000	160,719	1.3%
Other Kentucky(4)		30,729	0.3%
Total Kentucky
(Cost $319,306)		321,568	2.7%
Louisiana
Parish of St. Charles LA,
0.680%, 10/01/2022
(Optional Put Date 01/01/2020)(1)	400,000	400,000	3.3%
Total Louisiana
(Cost $400,000)		400,000	3.3%
Maryland
County of Baltimore MD,
3.000%, 09/01/2029 (Callable 09/01/2022)	200,000	205,320	1.7%
Total Maryland
(Cost $205,054)		205,320	1.7%
Mississippi
South Central Regional Medical Center, Inc.,
1.700%, 03/01/2020 (Callable 01/31/2020)	225,000	225,002	1.9%
Total Mississippi
(Cost $224,535)		225,002	1.9%
Missouri
Health & Educational Facilities
Authority of the State of Missouri,
5.000%, 09/01/2027	150,000	178,432	1.5%
Howard Bend Levee District,
3.000%, 03/01/2020	140,000	139,987	1.2%
The accompanying notes are an integral part of these financial statements.

Baird Strategic Municipal Bond Fund
Summary Schedule of Investments, December 31, 2019

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
St. Louis Land Clearance for Redevelopment Authority,
0.000%, 10/01/2035 (Callable 10/01/2029)(3)	$325,000	$322,342	2.7%
Other Missouri(4)		100,598	0.8%
Total Missouri
(Cost $742,027)		741,359	6.2%
Nebraska
City of La Vista NE,
3.000%, 12/15/2032 (Callable 12/30/2024)	110,000	115,045	0.9%
Total Nebraska
(Cost $115,150)		115,045	0.9%
Nevada
City of Las Vegas NV Special
Improvement District No. 814,
3.000%, 06/01/2021	100,000	101,021	0.8%
City of Sparks NV,
2.500%, 06/15/2024	100,000	101,207	0.9%
Total Nevada
(Cost $200,968)		202,228	1.7%
New Jersey
New Jersey Economic Development Authority,
5.000%, 03/01/2029 (Callable 03/01/2023)	200,000	218,786	1.8%
South Jersey Port Corp.,
5.000%, 01/01/2025	250,000	284,535	2.4%
Other New Jersey(4)		42,291	0.3%
Total New Jersey
(Cost $542,979)		545,612	4.5%
New York
Albany County Capital Resource Corp.,
3.100%, 07/01/2030	200,000	205,128	1.7%
New York City Transitional Finance Authority,
0.590%, 11/01/2022 (Callable 01/09/2020)
(Optional Put Date 01/01/2020)(1)	300,000	300,000	2.5%
State of New York Mortgage Agency,
3.500%, 04/01/2049 (Callable 10/01/2028)	300,000	318,654	2.6%
Total New York
(Cost $817,891)		823,782	6.8%
Ohio
City of Akron OH,
4.000%, 12/01/2033 (Callable 12/01/2026)	200,000	223,520	1.8%
Total Ohio
(Cost $222,974)		223,520	1.8%

The accompanying notes are an integral part of these financial statements.

Baird Strategic Municipal Bond Fund
Summary Schedule of Investments, December 31, 2019

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Oregon
Clackamas Community College District,
0.000%, 06/15/2038 (Callable 06/15/2027)(3)	$125,000	$146,846	1.2%
Total Oregon
(Cost $145,965)		146,846	1.2%
Pennsylvania
Montgomery County Higher Education & Health Authority,
3.000%, 05/01/2036
(Mandatory Tender Date 05/01/2021)(1)	175,000	177,301	1.5%
Montgomery County Industrial Development Authority,
4.000%, 12/01/2020	150,000	152,325	1.2%
Pennsylvania Housing Finance Agency,
1.650%, 04/01/2021	300,000	300,033	2.5%
Total Pennsylvania
(Cost $629,441)		629,659	5.2%
South Dakota
City of Rapid City SD,
4.000%, 12/01/2035 (Callable 12/01/2029)	275,000	304,557	2.5%
Total South Dakota
(Cost $296,230)		304,557	2.5%
Tennessee
Greeneville Health & Educational Facilities Board,
1.450%, 12/01/2022
(Mandatory Tender Date 12/01/2021)(1)	150,000	149,967	1.2%
Total Tennessee
(Cost $150,000)		149,967	1.2%
Texas
Other Texas(4)		26,789	0.2%
Total Texas
(Cost $26,677)		26,789	0.2%
Washington
Pend Oreille County Public Utility District No. 1,
5.000%, 01/01/2022	250,000	266,205	2.2%
Vancouver Housing Authority,
1.700%, 12/01/2024	140,000	140,052	1.2%
Total Washington
(Cost $406,103)		406,257	3.4%
Wisconsin
Public Finance Authority:
5.000%, 10/01/2024	100,000	110,371	0.9%
4.000%, 07/01/2031 (Callable 07/01/2028)	100,000	112,262	1.0%

The accompanying notes are an integral part of these financial statements.

Baird Strategic Municipal Bond Fund
Summary Schedule of Investments, December 31, 2019

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Wisconsin Housing & Economic Development Authority,
1.600%, 11/01/2048 (Callable 11/01/2021)
(Mandatory Tender Date 11/01/2022)(1)	$300,000	$300,420	2.5%
Other Wisconsin(4)		99,998	0.8%
Total Wisconsin
(Cost $622,352)		623,051	5.2%
Total Municipal Bonds
(Cost $11,365,409)		11,404,544	94.7%
Total Long-Term Investments
(Cost $11,365,409)		11,404,544	94.7%
Short-Term Investment
	Shares
Money Market Mutual Fund
Federated Institutional Tax-Free
Cash Trust, Premier Shares, 1.47%(2)	59,689	59,689	0.5%
Total Short-Term Investment
(Cost $59,689)		59,689	0.5%
Total Investments
(Cost $11,425,098)		11,464,233	95.2%
Other Assets in Excess of Liabilities		576,501	4.8%
TOTAL NET ASSETS		$12,040,734	100.0%
Notes to Schedule of Investments
AGM – Assured Guaranty Municipal
GNMA – Government National Mortgage Association
ST AID – State Aid Intercept/Withholding
(1)	Variable rate security, or group of securities contains a variable rate security. The rate reported is the rate in effect as of December 31, 2019.
(2)	7-Day Yield.
(3)	Step-up bond or group of securities contains a step-up bond; the interest rate shown is the rate in effect as of December 31, 2019.
(4)	Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

The accompanying notes are an integral part of these financial statements.

Baird Strategic Municipal Bond Fund
Summary Schedule of Investments, December 31, 2019

Summary of Fair Value Exposure at December 31, 2019

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability.  These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 –	Unadjusted quoted prices in active markets for identical unrestricted securities.
Level 2 –
Other significant observable inputs (including quoted prices for similar securities, quoted prices in inactive markets, dealer indications, interest rates, yield curves, prepayment speeds, credit risk, default rates, inputs corroborated by observable market data, etc.).

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions about the factors that market participants would use in valuing the security) based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2019:

	Level 1	Level 2	Level 3	Total
Long-Term Investments
Municipal Bonds	$—	$11,404,544	$—	$11,404,544
Total Long-Term Investments	—	11,404,544	—	11,404,544
Short-Term Investment
Money Market Mutual Fund	59,689	—	—	59,689
Total Short-Term Investment	59,689	—	—	59,689
Total Investments	$59,689	$11,404,544	$—	$11,464,233

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy. See the Fund’s Valuation Policy in Note 2a to the financial statements.

The accompanying notes are an integral part of these financial statements.

Baird Municipal Bond Fund
December 31, 2019 (Unaudited)

The Baird Municipal Bond Fund seeks a high level of current income that is exempt from federal income tax and is consistent with the preservation of capital.

By all measures, 2019 was a good year for the municipal market and a rewarding year for investors, particularly those who sought a higher level of interest rate and/or credit risk. Credit spreads narrowed as investors searched for yield in lower-quality bonds. Most noteworthy this year, however, was the impressive decline in yields led by the long end of the curve. As a result, the tax-free curve flattened by 20 bps between 2–30 years, although it steepened modestly in Q4 as short rates fell and long rates rose. Even more impressive this year was that tax-free yields fell more than Treasury yields at all points along the curve even with the downward pressure on global sovereign yields from powerful macro forces, including: slowing global growth, US/China trade tensions and the pivot by the Fed to an easing mode.  Broadly speaking, fixed income assets benefited this year from strong demand, driven to a large extent by the supportive demographics of an aging society in need of income. Beyond this, the municipal market continued to benefit from the passage of the Tax Cuts and Jobs Act (TCJA) in December 2017. The capping of state and local deductions at $10,000 for individuals, particularly those in high-tax states, continued to drive demand for tax-exempt securities. Complementing the strong demand was impressive growth in municipal issuance, which rose 22% from the prior year. Tax-free borrowings rose 12% in 2019, but the real surprise was the significant increase in taxable municipal debt. For the full year, taxable issuance rose $38B, a 115% year-over-year increase. The taxable supply was both the highest nominal amount ($70B) and the highest percentage of total municipal issuance (17%) in any year since the Build America Bond (BAB) program ended in 2010. The rise in taxable issuance can also be tied back to the TCJA, which eliminated tax-exempt advance refundings. Low nominal rates allowed municipalities to refund tax-free debt with taxable debt, while still realizing interest savings.

This Fund commenced operations on November 15, 2019. During this period, the Fund’s Institutional Class Shares generated strong absolute and relative returns and outperformed its benchmark by 35 basis points net of fees.

The primary factors contributing to the Fund’s absolute and relative performance during its six weeks of operation in 2019 include:

•	Security selection was the largest contributor to performance
•	Exposure to lower quality and non-rated issues was a positive contributor as credit spreads narrowed
•	The modest barbell curve allocation was a modest detractor as the curve steepened

In 2020 we expect a continuation of the many positive themes from 2019. Although rates are not likely to decline at the same pace, a stable, if not accommodative, Fed provides a favorable investing backdrop. Positive technical support is also likely to continue as supply is expected to increase only modestly while investor demand should remain more than sufficient. From a credit perspective, the backdrop also remains favorable, certainly on a fundamental basis, but less so in terms of valuation. The record length of this economic expansion has allowed state and local governments time to close budget gaps and rebuild reserves. Yet discipline is required. Long-term pension liabilities still loom over many municipalities and the awareness of new credit risks, such as climate change and cyber risk, are rising. Broadly speaking, credit spreads have narrowed to the point that lower quality credits are only moderately attractive, suggesting a higher quality credit posture is appropriate. A point of focus in 2020 is the elections, which could create additional market volatility, particularly as it relates to tax policy and healthcare reform.

The Fund will seek to maintain a neutral duration posture relative to the benchmark with a curve allocation that seeks to optimize the roll-down benefit of the flatter, but still upward sloping municipal curve. Sector weightings favor an overweight to revenue-backed issues over general obligation debt in our view. Broadly speaking, credit spreads are narrow, but where individual credit opportunities exist and valuations appropriate, the Fund will seek to benefit. Opportunities for additional yield will also be sought through security structure and cash flow optionality.

Baird Municipal Bond Fund
December 31, 2019 (Unaudited)

Portfolio Characteristics

Quality Distribution(1)(2)
	Net Assets	$7,416,952

	SEC 30-Day
	Yield(4)
	Institutional Class	1.90%
	Investor Class	1.64%

	Average
	Effective
	Duration	5.36 years

	Average
	Effective
	Maturity	5.72 years
Sector Weightings(1)
	Annualized
	Expense
	Ratio(5)
	Institutional Class	0.30%
	Investor Class	0.55%	(6)

	Portfolio
	Turnover Rate	46%

	Number of
	Holdings	58

(1)	Percentages shown are based on the Fund’s total investments.
(2)
The quality profile is calculated on a market value-weighted basis using the highest credit quality rating for each security held by the Fund given by S&P, Moody’s or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (NRSRO).  NRSROs rate the credit quality of securities using a scale that generally ranges from AAA (highest) to D (lowest).

(3)	Includes pre-refunded and escrowed-to-maturity (ETM) bonds.
(4)	SEC yields are based on SEC guidelines and are calculated for the 30 days ended December 31, 2019.
(5)	Reflects expense ratios as stated in the Fund’s current prospectus.
(6)	Includes 0.25% 12b-1 fee.

Baird Municipal Bond Fund
December 31, 2019 (Unaudited)

Institutional Class
Value of a $25,000 Investment

Growth of a hypothetical investment of $25,000 made on the Fund’s inception date (11/15/19), assuming reinvestment of all distributions.

Investor Class
Value of a $10,000 Investment

Growth of a hypothetical investment of $10,000 made on the Fund’s inception date (11/15/19), assuming reinvestment of all distributions.

Baird Municipal Bond Fund
December 31, 2019 (Unaudited)

Total Returns

	Cumulative
	One	Since
For the Periods Ended December 31, 2019	Month	Inception(1)
Institutional Class Shares	0.78%	1.19%
Investor Class Shares	0.75%	1.16%
Bloomberg Barclays Municipal Bond Index(2)	0.31%	0.84%

(1)	For the period from November 15, 2019 (inception date) through December 31, 2019.
(2)
The Bloomberg Barclays Municipal Bond Index is considered representative of the broad market for investment grade, tax-exempt bonds with a maturity of at least one year. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and prerefunded bonds. This Index does not reflect any deduction for fees, expenses or taxes. A direct investment in an index is not possible.

The line graphs on the previous page and the returns shown in the table above reflect reinvestment of dividends and/or capital gains distributions in additional shares.  The returns in the graphs and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The returns reflect the actual performance for each period and do not include the impact of trades executed on the last business day of the period that were recorded on the first business day of the next period.

The Fund’s gross expense ratio for each Class, as reflected in the Fund’s current prospectus, is set forth under “Portfolio Characteristics”.

The Fund may invest up to 15% of its net assets in non-investment grade debt securities (commonly referred to as “high yield” bonds). While these types of debt securities typically offer higher yields than investment grade securities, they also include greater risks including increased credit risk and the increased risk of default or bankruptcy.  The Fund may invest up to 25% of its total assets in municipal obligations issued by persons in the same state.  As a result, changes in economic, business or political conditions of a particular state may have a disproportionate impact on the Fund’s share price. Municipal securities investments are not appropriate for all investors, especially those taxed at lower rates.

The Fund may invest up to 20% of its net assets in U.S. government and corporate bonds and other debt securities that are of the same quality as its investments in municipal bonds. These bonds produce income that is taxable for federal income tax purposes, unlike municipal bonds which generally provide income exempt from federal income tax.

Past performance does not guarantee future results.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

For information about the performance of the Fund as of the most recent month-end, please call 1-866-44BAIRD or visit www.bairdfunds.com.  Mutual fund performance changes over time and current performance may be lower or higher than that stated.

Baird Municipal Bond Fund
Summary Schedule of Investments, December 31, 2019

This schedule summarizes the Fund’s holdings by asset type. Details are reported for each of the Fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the Fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The Fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, as of the quarter end. For the second and fourth fiscal quarters, the complete listing of the Fund’s holdings is available electronically at http://www.bairdassetmanagement.com/baird-funds/funds-and-performance#Literature and in the Fund’s Form N-CSR on the Securities and Exchange Commission’s website (www.sec.gov) or you can have it mailed to you without charge by calling 1-866-44BAIRD. For the first and third fiscal quarters, the Fund files the lists with the SEC on Part F of Form N-PORT. Shareholders can look up the Fund’s Forms N-CSR or Part F of Form N-PORT on the SEC’s website (www.sec.gov).

Long-Term Investments
	Principal		% of
	Amount	Value	Net Assets
Municipal Bonds
Alabama
Columbia Industrial Development Board,
0.700%, 12/01/2037 (Optional Put Date 01/01/2020)(1)	$100,000	$100,000	1.4%
Homewood Educational Building Authority,
4.000%, 12/01/2035 (Callable 12/01/2029)	100,000	111,576	1.5%
Total Alabama
(Cost $210,599)		211,576	2.9%
Arizona
Arizona Industrial Development Authority,
5.000%, 10/01/2030 (Callable 10/01/2026)	100,000	99,663	1.3%
City of Phoenix Civic Improvement Corp.,
5.000%, 07/01/2033 (Callable 07/01/2029)	200,000	248,400	3.4%
Total Arizona
(Cost $343,664)		348,063	4.7%
Arkansas
Southern Arkansas University,
4.000%, 03/01/2028 (Callable 03/01/2025)
(Insured by AGM)	130,000	143,547	1.9%
Total Arkansas
(Cost $143,030)		143,547	1.9%
California
California Municipal Finance Authority,
5.000%, 08/01/2034 (Callable 08/01/2029)	75,000	87,066	1.2%
El Rancho Unified School District,
0.000%, 08/01/2031 (Callable 08/01/2028)
(Insured by AGM)(3)	115,000	130,816	1.7%
Total California
(Cost $216,012)		217,882	2.9%
Colorado
Colorado Educational & Cultural Facilities Authority,
5.000%, 04/01/2020	70,000	70,590	1.0%
Other Colorado(4)		55,155	0.7%
Total Colorado
(Cost $125,374)		125,745	1.7%

The accompanying notes are an integral part of these financial statements.

Baird Municipal Bond Fund
Summary Schedule of Investments, December 31, 2019

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
Florida
Florida Housing Finance Corp.,
4.200%, 01/01/2045 (Callable 01/01/2028)
(Insured by GNMA)	$150,000	$161,885	2.2%
Highlands County Health Facilities Authority,
1.250%, 11/15/2035 (Callable 01/02/2020)
(Optional Put Date 01/07/2020)(1)	200,000	200,000	2.7%
Orange County Health Facilities Authority,
5.000%, 08/01/2028 (Callable 08/01/2024)	200,000	227,046	3.1%
Palm Beach County Health Facilities Authority,
5.000%, 05/15/2023	200,000	218,260	2.9%
Other Florida(4)		25,337	0.3%
Total Florida
(Cost $830,462)		832,528	11.2%
Illinois
Cook County School District No. 111,
4.000%, 12/01/2031 (Callable 12/01/2026)
(Insured by AGM)	200,000	221,578	3.0%
Lake County Community
Consolidated School District No. 24,
0.000%, 01/01/2023 (Insured by NATL)	40,000	37,740	0.5%
State of Illinois:
5.000%, 01/01/2020	25,000	25,000	0.3%
5.000%, 04/01/2024 (Callable 04/01/2023)
(Insured by AGM)	100,000	110,352	1.5%
Total Illinois
(Cost $391,992)		394,670	5.3%
Indiana
Indiana Finance Authority,
5.000%, 10/01/2032 (Callable 10/01/2023)	150,000	160,599	2.1%
Lafayette School Corp.,
4.000%, 01/15/2021 (Insured by ST AID)	180,000	184,390	2.5%
Munster School Building Corp.,
5.000%, 07/15/2025 (Insured by ST AID)	95,000	110,690	1.5%
St. Joseph County Airport Authority,
0.010%, 07/01/2028	155,000	124,211	1.7%
Tri-Creek 2002 High School Building Corp.,
4.000%, 07/15/2039 (Callable 07/15/2028)
(Insured by ST AID)	200,000	223,192	3.0%
Total Indiana
(Cost $800,155)		803,082	10.8%
Iowa
City of Coralville IA,
4.000%, 06/01/2025 (Callable 06/01/2024)	100,000	100,363	1.4%

The accompanying notes are an integral part of these financial statements.

Baird Municipal Bond Fund
Summary Schedule of Investments, December 31, 2019

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
City of Waverly IA,
2.500%, 12/31/2022 (Callable 07/01/2022)	$150,000	$150,935	2.0%
Total Iowa
(Cost $249,555)		251,298	3.4%
Kentucky
Kentucky Economic Development Finance Authority,
0.000%, 10/01/2027 (Insured by NATL)	90,000	74,511	1.0%
Total Kentucky
(Cost $73,928)		74,511	1.0%
Louisiana
Parish of St. Charles LA,
0.680%, 10/01/2022 (Optional Put Date 01/01/2020)(1)	100,000	100,000	1.4%
Total Louisiana
(Cost $100,000)		100,000	1.4%
Mississippi
South Central Regional Medical Center, Inc.,
1.700%, 03/01/2020 (Callable 01/31/2020)	150,000	150,002	2.0%
Total Mississippi
(Cost $149,690)		150,002	2.0%
Missouri
Health & Educational Facilities Authority
of the State of Missouri,
5.000%, 09/01/2020	100,000	102,125	1.4%
Howard Bend Levee District,
3.000%, 03/01/2020	100,000	99,991	1.3%
Missouri Southern State University,
4.000%, 10/01/2037 (Callable 10/01/2029)
(Insured by AGM)	65,000	70,420	1.0%
St. Joseph Industrial Development Authority,
2.950%, 01/01/2022	100,000	100,405	1.4%
St. Louis Land Clearance for Redevelopment Authority,
0.000%, 10/01/2035 (Callable 10/01/2029)(3)	175,000	173,568	2.3%
Total Missouri
(Cost $547,062)		546,509	7.4%
Nebraska
City of La Vista NE,
3.000%, 12/15/2032 (Callable 12/30/2024)	85,000	88,898	1.2%
Total Nebraska
(Cost $88,980)		88,898	1.2%
Nevada
City of Sparks NV,
2.500%, 06/15/2024	75,000	75,905	1.0%
Total Nevada
(Cost $75,000)		75,905	1.0%

The accompanying notes are an integral part of these financial statements.

Baird Municipal Bond Fund
Summary Schedule of Investments, December 31, 2019

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
New Jersey
New Jersey Economic Development Authority,
5.000%, 03/01/2029 (Callable 03/01/2023)	$300,000	$328,179	4.4%
South Jersey Port Corp.,
5.000%, 01/01/2025	150,000	170,721	2.3%
Other New Jersey(4)		20,043	0.3%
Total New Jersey
(Cost $516,583)		518,943	7.0%
New York
Albany County Capital Resource Corp.,
3.100%, 07/01/2030	100,000	102,564	1.4%
Port Authority of New York & New Jersey,
4.000%, 11/01/2041 (Callable 11/01/2029)	200,000	223,700	3.0%
Total New York
(Cost $321,765)		326,264	4.4%
Ohio
City of Akron OH,
4.000%, 12/01/2033 (Callable 12/01/2026)	100,000	111,760	1.5%
Euclid City School District,
4.000%, 12/01/2037 (Callable 06/01/2027)
(Insured by BAM)	200,000	217,980	3.0%
Total Ohio
(Cost $328,430)		329,740	4.5%
Oklahoma
Other Oklahoma(4)		29,368	0.4%
Total Oklahoma
(Cost $28,621)		29,368	0.4%
Oregon
Clackamas Community College District,
0.000%, 06/15/2038 (Callable 06/15/2027)(3)	100,000	117,477	1.6%
Total Oregon
(Cost $116,772)		117,477	1.6%
Pennsylvania
Montgomery County Higher Education & Health Authority,
3.000%, 05/01/2036
(Mandatory Tender Date 05/01/2021)(1)	100,000	101,315	1.4%
Total Pennsylvania
(Cost $101,276)		101,315	1.4%
Rhode Island
Rhode Island Turnpike & Bridge Authority,
4.000%, 10/01/2036 (Callable 10/01/2029)	125,000	141,530	1.9%
Total Rhode Island
(Cost $140,551)		141,530	1.9%

The accompanying notes are an integral part of these financial statements.

Baird Municipal Bond Fund
Summary Schedule of Investments, December 31, 2019

Long-Term Investments (cont.)

	Principal		% of
	Amount	Value	Net Assets
South Dakota
City of Rapid City SD,
4.000%, 12/01/2035 (Callable 12/01/2029)	$150,000	$166,122	2.2%
Total South Dakota
(Cost $161,580)		166,122	2.2%
Tennessee
South Blount County Utility District,
4.000%, 12/01/2035 (Callable 12/01/2029)	150,000	173,012	2.3%
Total Tennessee
(Cost $171,348)		173,012	2.3%
Texas
Arlington Higher Education Finance Corp.,
4.000%, 08/01/2033 (Callable 08/01/2028)
(PSF Guaranteed)	125,000	142,197	1.9%
Cibolo Canyons Special Improvement District,
2.500%, 08/15/2030 (Callable 08/15/2026)
(Insured by AGM)	150,000	148,219	2.0%
Travis County Municipal Utility District No. 16,
4.000%, 09/01/2030 (Callable 09/01/2029)
(Insured by AGM)	120,000	137,447	1.8%
Other Texas(4)		26,834	0.4%
Total Texas
(Cost $450,553)		454,697	6.1%
Washington
King County Housing Authority,
4.000%, 11/01/2036 (Callable 11/01/2029)	200,000	229,600	3.1%
Total Washington
(Cost $228,062)		229,600	3.1%
Wisconsin
Public Finance Authority:
5.000%, 10/01/2024	75,000	82,778	1.1%
4.000%, 07/01/2031 (Callable 07/01/2028)	50,000	56,131	0.8%
Wisconsin Housing & Economic Development Authority,
1.600%, 11/01/2048 (Callable 11/01/2021)
(Mandatory Tender Date 11/01/2022)(1)	200,000	200,280	2.7%
Total Wisconsin
(Cost $338,627)		339,189	4.6%
Total Municipal Bonds
(Cost $7,249,671)		7,291,473	98.3%
Total Long-Term Investments
(Cost $7,249,671)		7,291,473	98.3%

The accompanying notes are an integral part of these financial statements.

Baird Municipal Bond Fund
Summary Schedule of Investments, December 31, 2019

Short-Term Investment

			% of
	Shares	Value	Net Assets
Money Market Mutual Fund
Federated Institutional Tax-Free
Cash Trust, Premier Shares, 1.47%(2)	87,132	$87,132	1.2%
Total Short-Term Investment
(Cost $87,132)		87,132	1.2%
Total Investments
(Cost $7,336,803)		7,378,605	99.5%
Other Assets in Excess of Liabilities		38,347	0.5%
TOTAL NET ASSETS		$7,416,952	100.0%
Notes to Schedule of Investments
AGM – Assured Guaranty Municipal
BAM – Build America Mutual Assurance Co.
GNMA – Government National Mortgage Association
NATL – National Public Finance Guarantee Corp.
ST AID – State Aid Intercept/Withholding
PSF – Permanent School Fund
(1)	Variable rate security, or group of securities contains a variable rate security. The rate reported is the rate in effect as of December 31, 2019.
(2)	7-Day Yield.
(3)	Step-up bond or group of securities contains a step-up bond; the interest rate shown is the rate in effect as of December 31, 2019.
(4)	Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

The accompanying notes are an integral part of these financial statements.

Baird Municipal Bond Fund
Summary Schedule of Investments, December 31, 2019

Summary of Fair Value Exposure at December 31, 2019

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability.  These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 –	Unadjusted quoted prices in active markets for identical unrestricted securities.
Level 2 –
Other significant observable inputs (including quoted prices for similar securities, quoted prices in inactive markets, dealer indications, interest rates, yield curves, prepayment speeds, credit risk, default rates, inputs corroborated by observable market data, etc.).

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions about the factors that market participants would use in valuing the security) based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2019:

	Level 1	Level 2	Level 3	Total
Long-Term Investments
Municipal Bonds	$—	$7,291,473	$—	$7,291,473
Total Long-Term Investments	—	7,291,473	—	7,291,473
Short-Term Investment
Money Market Mutual Fund	87,132	—	—	87,132
Total Short-Term Investment	87,132	—	—	87,132
Total Investments	$87,132	$7,291,473	$—	$7,378,605

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy. See the Fund’s Valuation Policy in Note 2a to the financial statements.

The accompanying notes are an integral part of these financial statements.

Additional Information on Fund Expenses
December 31, 2019 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, such as management fees; distribution and/or service (12b-1) fees;  and other fund expenses.  Although the Funds do not charge any sales loads, redemption fees, or other transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, the Funds’ transfer agent.  If you request that a redemption be made by wire transfer, currently the Funds’ transfer agent charges a $15.00 fee.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (7/1/19 – 12/31/19).

Actual Expenses

The third and fourth columns of the following tables provide information about account values based on actual returns and actual expenses.  You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the fourth column entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fifth and sixth columns of the following tables provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs.  Therefore, the sixth column of the tables (entitled “Expenses Paid During Period”) is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs could have been higher.

Actual vs. Hypothetical Returns

					Hypothetical
					(5% return
			Actual		before expenses)
	Fund’s	Beginning	Ending	Expenses	Ending	Expenses
	Annualized	Account	Account	Paid	Account	Paid
	Expense	Value	Value	During	Value	During
	Ratio(1)	7/1/19	12/31/19	Period(1)	12/31/19	Period(1)
Baird Ultra Short Bond Fund
Institutional Class	0.15%	$1,000.00	$1,013.10	$0.76	$1,024.45	$0.77
Investor Class	0.40%	$1,000.00	$1,010.80	$2.03	$1,023.19	$2.04

Baird Short-Term Bond Fund
Institutional Class	0.30%	$1,000.00	$1,014.90	$1.52	$1,023.69	$1.53
Investor Class	0.55%	$1,000.00	$1,013.60	$2.79	$1,022.43	$2.80

Baird Intermediate Bond Fund
Institutional Class	0.30%	$1,000.00	$1,017.60	$1.53	$1,023.69	$1.53
Investor Class	0.55%	$1,000.00	$1,016.30	$2.80	$1,022.43	$2.80

Additional Information on Fund Expenses
December 31, 2019 (Unaudited)

Actual vs. Hypothetical Returns

					Hypothetical
					(5% return
			Actual		before expenses)
	Fund’s	Beginning	Ending	Expenses	Ending	Expenses
	Annualized	Account	Account	Paid	Account	Paid
	Expense	Value	Value	During	Value	During
	Ratio(1)	7/1/19	12/31/19	Period(1)	12/31/19	Period(1)
Baird Aggregate Bond Fund
Institutional Class	0.30%	$1,000.00	$1,027.20	$1.53	$1,023.69	$1.53
Investor Class	0.55%	$1,000.00	$1,024.90	$2.81	$1,022.43	$2.80

Baird Core Plus Bond Fund
Institutional Class	0.30%	$1,000.00	$1,028.60	$1.53	$1,023.69	$1.53
Investor Class	0.55%	$1,000.00	$1,027.00	$2.81	$1,022.43	$2.80

Baird Short-Term Municipal Bond Fund
Institutional Class	0.30%	$1,000.00	$1,013.10	$1.52	$1,023.69	$1.53
Investor Class	0.55%	$1,000.00	$1,011.80	$2.79	$1,022.43	$2.80

Baird Quality Intermediate Municipal Bond Fund
Institutional Class	0.30%	$1,000.00	$1,015.90	$1.52	$1,023.69	$1.53
Investor Class	0.55%	$1,000.00	$1,015.00	$2.79	$1,022.43	$2.80

Baird Core Intermediate Municipal Bond Fund
Institutional Class	0.30%	$1,000.00	$1,022.50	$1.53	$1,023.69	$1.53
Investor Class	0.55%	$1,000.00	$1,020.30	$2.80	$1,022.43	$2.80

(1)	Expenses are equal to the Fund’s annualized net expense ratio multiplied by the average account value over the period, 184 days and divided by 365 to reflect the one-half year period.

					Hypothetical
					(5% return
			Actual		before expenses)
	Fund’s		Ending	Expenses	Ending	Expenses
	Annualized	Beginning	Account	Paid	Account	Paid
	Expense	Account	Value	During	Value	During
	Ratio(1)	Value	12/31/19	Period(1)	12/31/19	Period(2)
Baird Strategic Municipal Bond Fund
Institutional Class	0.30%	$1,000.00	$1,008.80	$0.38	$1,023.69	$1.53
Investor Class	0.55%	$1,000.00	$1,008.50	$0.70	$1,022.43	$2.80

Baird Municipal Bond Fund
Institutional Class	0.30%	$1,000.00	$1,011.90	$0.38	$1,023.69	$1.53
Investor Class	0.55%	$1,000.00	$1,011.60	$0.70	$1,022.43	$2.80

(1)
Expenses are equal to the Baird Strategic Municipal Bond Fund and Baird Municipal Bond Fund’s annualized net expense ratios multiplied by the respective average account value over the period,  multiplied by 46/365 to reflect the period since the Funds’ inception on November 15, 2019. For comparative purposes only, the actual expenses reflecting the one-half year period (184/365) would be $1.52 and $2.78 for the Institutional Class and Investor Class, respectively, of the Baird Strategic Municipal Bond Fund and $1.52 and $2.79 for the Institutional Class and Investor Class, respectively, of the Baird Municipal Bond Fund.

(2)	Expenses are equal to the Fund’s annualized net expense ratio multiplied by the average account value over the period, 184 days and divided by 365 to reflect the one-half year period.

Statements of Assets and Liabilities
December 31, 2019

	Baird	Baird	Baird
	Ultra Short	Short-Term	Intermediate
	Bond Fund	Bond Fund	Bond Fund
ASSETS:
Investments, at value
(cost $1,774,235,109, $6,667,154,365
and $4,304,079,161, respectively)	$1,776,828,192	$6,741,320,383	$4,426,735,327
Interest receivable	8,786,818	41,071,653	27,119,755
Receivable for Fund shares sold	20,201,592	24,956,845	6,216,251
Uninvested cash	—	113,248	—
Prepaid expenses and other assets	67	—	133,763
Total assets	1,805,816,669	6,807,462,129	4,460,205,096
LIABILITIES:
Payable for securities purchased	67,121,668	151,160,044	61,552,024
Payable for Fund shares redeemed	4,933,372	3,132,708	3,277,043
Payable to Advisor, net (Note 5)	140,929	1,396,155	929,522
Accrued Rule 12b-1 fees (Note 7)	15,725	56,599	22,606
Due to custodian	—	—	2,200
Accrued administration fees (Note 5)	70,464	279,231	185,904
Total liabilities	72,282,158	156,024,737	65,969,299
NET ASSETS	$1,733,534,511	$6,651,437,392	$4,394,235,797
NET ASSETS CONSIST OF:
Paid-in capital	$1,730,552,538	$6,585,116,095	$4,288,685,103
Total distributable earnings	2,981,973	66,321,297	105,550,694
NET ASSETS	$1,733,534,511	$6,651,437,392	$4,394,235,797
INSTITUTIONAL CLASS SHARES
Net Assets	$1,701,030,492	$6,469,070,988	$4,342,076,559
Shares outstanding ($0.01 par value,
unlimited shares authorized)	169,147,382	662,075,927	385,202,985
Net asset value, offering and
redemption price per share	$10.06	$9.77	$11.27
INVESTOR CLASS SHARES
Net Assets	$32,504,019	$182,366,404	$52,159,238
Shares outstanding ($0.01 par value,
unlimited shares authorized)	3,234,242	18,669,294	4,420,600
Net asset value, offering and
redemption price per share	$10.05	$9.77	$11.80

The accompanying notes are an integral part of these financial statements.

Statements of Assets and Liabilities
December 31, 2019

	Baird	Baird
	Aggregate	Core Plus
	Bond Fund	Bond Fund
ASSETS:
Investments, at value
(cost $22,111,780,860 and
$23,031,890,122, respectively)	$22,919,754,727	$23,907,758,659
Interest receivable	141,228,611	164,201,706
Receivable for investments sold	65,928,569	43
Receivable for Fund shares sold	87,572,941	72,710,721
Uninvested cash	309	108,714
Prepaid expenses and other assets	143,935	59,972
Total assets	23,214,629,092	24,144,839,815
LIABILITIES:
Payable for securities purchased	32,078,406	169,979,555
Payable for Fund shares redeemed	532,602,716	43,323,611
Payable to Advisor, net (Note 5)	4,856,390	5,036,394
Accrued Rule 12b-1 fees (Note 7)	321,443	683,151
Accrued administration fees (Note 5)	971,278	1,007,279
Total liabilities	570,830,233	220,029,990
NET ASSETS	$22,643,798,859	$23,924,809,825
NET ASSETS CONSIST OF:
Paid-in capital	$21,855,559,638	$23,096,932,577
Total distributable earnings	788,239,221	827,877,248
NET ASSETS	$22,643,798,859	$23,924,809,825
INSTITUTIONAL CLASS SHARES
Net Assets	$21,857,410,794	$21,424,852,527
Shares outstanding ($0.01 par value,
unlimited shares authorized)	1,950,270,561	1,853,736,631
Net asset value, offering and
redemption price per share	$11.21	$11.56
INVESTOR CLASS SHARES
Net Assets	$786,388,065	$2,499,957,298
Shares outstanding ($0.01 par value,
unlimited shares authorized)	67,780,865	207,381,809
Net asset value, offering and
redemption price per share	$11.60	$12.05

The accompanying notes are an integral part of these financial statements.

Statements of Assets and Liabilities
December 31, 2019

		Baird	Baird
	Baird	Quality	Core
	Short-Term	Intermediate	Intermediate
	Municipal	Municipal	Municipal
	Bond Fund	Bond Fund	Bond Fund
ASSETS:
Investments, at value
(cost $985,539,305, $1,278,453,934
and $520,081,134, respectively)	$995,215,538	$1,326,709,955	$538,389,616
Interest receivable	8,626,583	12,565,445	4,896,685
Receivable for investments sold	20,000	—	—
Receivable for Fund shares sold	22,607,483	3,911,250	2,359,753
Uninvested cash	342,124	—	—
Prepaid expenses and other assets	42	—	2,533
Total assets	1,026,811,770	1,343,186,650	545,648,587
LIABILITIES:
Payable for securities purchased	9,840,321	107,681	3,801,509
Payable for Fund shares redeemed	966,148	240,172	315,935
Payable to Advisor, net (Note 5)	208,354	283,221	113,138
Accrued Rule 12b-1 fees (Note 7)	47,761	78,888	2,187
Accrued administration fees (Note 5)	41,671	56,644	22,628
Accrued expenses and other liabilities	—	2,463	198
Total liabilities	11,104,255	769,069	4,255,595
NET ASSETS	$1,015,707,515	$1,342,417,581	$541,392,992
NET ASSETS CONSIST OF:
Paid-in capital	$1,006,468,032	$1,304,168,846	$522,939,588
Total distributable earnings	9,239,483	38,248,735	18,453,404
NET ASSETS	$1,015,707,515	$1,342,417,581	$541,392,992
INSTITUTIONAL CLASS SHARES
Net Assets	$926,071,249	$1,257,364,908	$535,480,846
Shares outstanding ($0.01 par value,
unlimited shares authorized)	90,228,606	107,042,733	50,283,479
Net asset value, offering and
redemption price per share	$10.26	$11.75	$10.65
INVESTOR CLASS SHARES
Net Assets	$89,636,266	$85,052,673	$5,912,146
Shares outstanding ($0.01 par value,
unlimited shares authorized)	8,744,555	7,064,666	555,466
Net asset value, offering and
redemption price per share	$10.25	$12.04	$10.64

The accompanying notes are an integral part of these financial statements.

Statements of Assets and Liabilities
December 31, 2019

	Baird
	Strategic	Baird
	Municipal	Municipal
	Bond Fund	Bond Fund
ASSETS:
Investments, at value (cost $11,425,098
and $7,336,803, respectively)	$11,464,233	$7,378,605
Interest receivable	61,365	39,512
Receivable for investments sold	518,871	56,105
Receivable for Fund shares sold	100,000	—
Total assets	12,144,469	7,474,222
LIABILITIES:
Payable for securities purchased	100,796	55,438
Payable to Advisor, net (Note 5)	2,442	1,519
Accrued Rule 12b-1 fees (Note 7)	8	9
Accrued administration fees (Note 5)	489	304
Total liabilities	103,735	57,270
NET ASSETS	$12,040,734	$7,416,952
NET ASSETS CONSIST OF:
Paid-in capital	$11,960,046	$7,343,388
Total distributable earnings	80,688	73,564
NET ASSETS	$12,040,734	$7,416,952
INSTITUTIONAL CLASS SHARES
Net Assets	$12,013,303	$7,387,804
Shares outstanding ($0.01 par value,
unlimited shares authorized)	1,193,182	731,442
Net asset value, offering and redemption price per share	$10.07	$10.10
INVESTOR CLASS SHARES
Net Assets	$27,431	$29,148
Shares outstanding ($0.01 par value,
unlimited shares authorized)	2,725	2,886
Net asset value, offering and redemption price per share	$10.07	$10.10

The accompanying notes are an integral part of these financial statements.

Statements of Operations
Year Ended December 31, 2019

	Baird	Baird	Baird
	Ultra Short	Short-Term	Intermediate
	Bond Fund	Bond Fund	Bond Fund
INVESTMENT INCOME:
Interest income, net of paydowns	$39,980,451	$180,892,640	$115,692,211
Other income	—	44,013	48,420
Total investment income	39,980,451	180,936,653	115,740,631
EXPENSES:
Investment advisory fees (Note 5)	3,627,516	16,144,852	10,078,193
Administration fees (Note 5)	725,503	3,228,970	2,015,638
Rule 12b-1 fees – Investor Class Shares (Note 7)	64,320	433,123	123,892
Total expenses	4,417,339	19,806,945	12,217,723
Fee waiver by Advisor (Note 5)	(2,176,510)	—	—
Net expenses	2,240,829	19,806,945	12,217,723
NET INVESTMENT INCOME	37,739,622	161,129,708	103,522,908

REALIZED AND UNREALIZED
GAIN ON INVESTMENTS:
Net realized gain on investments	1,283,731	24,666,686	8,857,119
Net change in unrealized
appreciation on investments	4,766,335	107,756,900	157,961,371
Net realized and unrealized gain on investments	6,050,066	132,423,586	166,818,490
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$43,789,688	$293,553,294	$270,341,398

The accompanying notes are an integral part of these financial statements.

Statements of Operations
Year Ended December 31, 2019

	Baird	Baird
	Aggregate	Core Plus
	Bond Fund	Bond Fund
INVESTMENT INCOME:
Interest income, net of paydowns	$609,053,624	$677,476,027
Other income	104,789	163,566
Total investment income	609,158,413	677,639,593
EXPENSES:
Investment advisory fees (Note 5)	50,147,018	52,195,283
Administration fees (Note 5)	10,029,404	10,439,056
Rule 12b-1 fees – Investor Class Shares (Note 7)	1,824,716	5,684,210
Total expenses	62,001,138	68,318,549
NET INVESTMENT INCOME	547,157,275	609,321,044

REALIZED AND UNREALIZED
GAIN ON INVESTMENTS:
Net realized gain on investments	117,338,627	87,582,941
Net change in unrealized appreciation on investments	1,082,352,966	1,227,759,163
Net realized and unrealized gain on investments	1,199,691,593	1,315,342,104
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$1,746,848,868	$1,924,663,148

The accompanying notes are an integral part of these financial statements.

Statements of Operations
Year Ended December 31, 2019

		Baird	Baird
	Baird	Quality	Core
	Short-Term	Intermediate	Intermediate
	Municipal	Municipal	Municipal
	Bond Fund	Bond Fund	Bond Fund
INVESTMENT INCOME:
Interest income, net of paydowns	$13,620,871	$31,815,687	$11,983,116
Total investment income	13,620,871	31,815,687	11,983,116
EXPENSES:
Investment advisory fees (Note 5)	1,507,506	3,060,281	1,124,156
Administration fees (Note 5)	301,501	612,056	224,831
Interest expense (Note 6)	—	—	195
Rule 12b-1 fees – Investor Class Shares (Note 7)	193,572	220,324	9,770
Total expenses	2,002,579	3,892,661	1,358,952
NET INVESTMENT INCOME	11,618,292	27,923,026	10,624,164

REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments	(32,969)	(296,303)	1,173,329
Net change in unrealized
appreciation on investments	9,376,603	36,837,003	16,527,720
Net realized and unrealized gain on investments	9,343,634	36,540,700	17,701,049
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$20,961,926	$64,463,726	$28,325,213

The accompanying notes are an integral part of these financial statements.

Statements of Operations
Period Ended December 31, 2019^

	Baird
	Strategic	Baird
	Municipal	Municipal
	Bond Fund	Bond Fund
INVESTMENT INCOME:
Interest income, net of paydowns	$26,493	$17,262
Total investment income	26,493	17,262
EXPENSES:
Investment advisory fees (Note 5)	3,495	2,173
Administration fees (Note 5)	699	435
Rule 12b-1 fees – Investor Class Shares (Note 7)	8	9
Total expenses	4,202	2,617
NET INVESTMENT INCOME	22,291	14,645

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments	40,936	31,173
Net change in unrealized appreciation on investments	39,135	41,802
Net realized and unrealized gain on investments	80,071	72,975
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$102,362	$87,620

^  For the period from close of business on November 15, 2019 (inception date) through December 31, 2019.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets
Baird Ultra Short Bond Fund

	Year Ended	Year Ended
	December 31, 2019	December 31, 2018
OPERATIONS:
Net investment income	$37,739,622	$15,362,190
Net realized gain (loss) on investments	1,283,731	(122,230)
Net change in unrealized appreciation (depreciation)
on investments	4,766,335	(2,121,702)
Net increase in net assets resulting from operations	43,789,688	13,118,258

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	1,576,519,226	808,716,290
Shares issued to holders in reinvestment of distributions	36,713,747	14,355,617
Cost of shares redeemed	(932,349,988)	(313,355,931)
Net increase in net assets resulting
from capital share transactions	680,882,985	509,715,976

DISTRIBUTIONS TO SHAREHOLDERS:
Net distributions to shareholders:
Institutional Class	(37,557,823)	(15,083,798)
Investor Class	(624,557)	(253,414)
Total net distributions to shareholders	(38,182,380)	(15,337,212)

TOTAL INCREASE IN NET ASSETS	686,490,293	507,497,022

NET ASSETS:
Beginning of year	1,047,044,218	539,547,196
End of year	$1,733,534,511	$1,047,044,218

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets
Baird Short-Term Bond Fund

	Year Ended	Year Ended
	December 31, 2019	December 31, 2018
OPERATIONS:
Net investment income	$161,129,708	$125,237,313
Net realized gain (loss) on investments	24,666,686	(26,235,503)
Net change in unrealized appreciation (depreciation)
on investments	107,756,900	(14,447,406)
Net increase in net assets resulting from operations	293,553,294	84,554,404

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	2,907,577,528	2,286,737,726
Shares issued to holders in reinvestment of distributions	149,691,548	116,729,687
Cost of shares redeemed	(2,278,660,216)	(2,156,148,560)
Net increase in net assets resulting
from capital share transactions	778,608,860	247,318,853

DISTRIBUTIONS TO SHAREHOLDERS:
Net distributions to shareholders:
Institutional Class	(158,021,583)	(122,547,112)
Investor Class	(3,939,938)	(2,757,574)
Total net distributions to shareholders	(161,961,521)	(125,304,686)

TOTAL INCREASE IN NET ASSETS	910,200,633	206,568,571

NET ASSETS:
Beginning of year	5,741,236,759	5,534,668,188
End of year	$6,651,437,392	$5,741,236,759

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets
Baird Intermediate Bond Fund

	Year Ended	Year Ended
	December 31, 2019	December 31, 2018
OPERATIONS:
Net investment income	$103,522,908	$81,483,022
Net realized gain (loss) on investments	8,857,119	(22,545,628)
Net change in unrealized appreciation (depreciation)
on investments	157,961,371	(36,023,033)
Net increase in net assets resulting from operations	270,341,398	22,914,361

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	1,396,378,184	1,314,966,726
Shares issued to holders in reinvestment of distributions	87,687,553	67,024,736
Cost of shares redeemed	(568,729,114)	(966,939,949)
Net increase in net assets resulting
from capital share transactions	915,336,623	415,051,513

DISTRIBUTIONS TO SHAREHOLDERS:
Net distributions to shareholders:
Institutional Class	(102,554,663)	(80,653,988)
Investor Class	(1,094,238)	(1,007,749)
Total net distributions to shareholders	(103,648,901)	(81,661,737)

TOTAL INCREASE IN NET ASSETS	1,082,029,120	356,304,137

NET ASSETS:
Beginning of year	3,312,206,677	2,955,902,540
End of year	$4,394,235,797	$3,312,206,677

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets
Baird Aggregate Bond Fund

	Year Ended	Year Ended
	December 31, 2019	December 31, 2018
OPERATIONS:
Net investment income	$547,157,275	$424,036,819
Net realized gain (loss) on investments	117,338,627	(69,510,689)
Net change in unrealized appreciation (depreciation)
on investments	1,082,352,966	(390,719,147)
Net increase (decrease) in net assets
resulting from operations	1,746,848,868	(36,193,017)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	10,015,319,367	4,982,753,257
Shares issued to holders in reinvestment of distributions	512,385,172	390,774,288
Cost of shares redeemed	(4,678,796,166)	(3,688,839,933)
Net increase in net assets resulting
from capital share transactions	5,848,908,373	1,684,687,612

DISTRIBUTIONS TO SHAREHOLDERS:
Net distributions to shareholders:
Institutional Class	(549,645,021)	(421,718,399)
Investor Class	(17,995,718)	(19,304,710)
Total net distributions to shareholders	(567,640,739)	(441,023,109)

TOTAL INCREASE IN NET ASSETS	7,028,116,502	1,207,471,486

NET ASSETS:
Beginning of year	15,615,682,357	14,408,210,871
End of year	$22,643,798,859	$15,615,682,357

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets
Baird Core Plus Bond Fund

	Year Ended	Year Ended
	December 31, 2019	December 31, 2018
OPERATIONS:
Net investment income	$609,321,044	$519,285,134
Net realized gain (loss) on investments	87,582,941	(74,445,293)
Net change in unrealized appreciation (depreciation)
on investments	1,227,759,163	(513,615,666)
Net increase (decrease) in net
assets resulting from operations	1,924,663,148	(68,775,825)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	8,006,235,991	5,741,152,956
Shares issued to holders in reinvestment of distributions	584,928,310	500,610,919
Cost of shares redeemed	(3,769,814,425)	(4,179,926,706)
Net increase in net assets resulting
from capital share transactions	4,821,349,876	2,061,837,169

DISTRIBUTIONS TO SHAREHOLDERS:
Net distributions to shareholders:
Institutional Class	(567,068,342)	(474,634,516)
Investor Class	(60,455,523)	(63,272,584)
Total net distributions to shareholders	(627,523,865)	(537,907,100)

TOTAL INCREASE IN NET ASSETS	6,118,489,159	1,455,154,244

NET ASSETS:
Beginning of year	17,806,320,666	16,351,166,422
End of year	$23,924,809,825	$17,806,320,666

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets
Baird Short-Term Municipal Bond Fund

	Year Ended	Year Ended
	December 31, 2019	December 31, 2018
OPERATIONS:
Net investment income	$11,618,292	$4,602,547
Net realized loss on investments	(32,969)	(395,641)
Net change in unrealized appreciation on investments	9,376,603	363,342
Net increase in net assets resulting from operations	20,961,926	4,570,248

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	896,607,390	350,521,712
Shares issued to holders in reinvestment of distributions	9,383,424	3,718,376
Cost of shares redeemed	(244,784,136)	(134,819,382)
Net increase in net assets resulting
from capital share transactions	661,206,678	219,420,706

DISTRIBUTIONS TO SHAREHOLDERS:
Net distributions to shareholders:
Institutional Class	(10,340,865)	(3,476,137)
Investor Class	(1,298,626)	(1,140,216)
Total net distributions to shareholders	(11,639,491)	(4,616,353)

TOTAL INCREASE IN NET ASSETS	670,529,113	219,374,601

NET ASSETS:
Beginning of year	345,178,402	125,803,801
End of year	$1,015,707,515	$345,178,402

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets
Baird Quality Intermediate Municipal Bond Fund

	Year Ended	Year Ended
	December 31, 2019	December 31, 2018
OPERATIONS:
Net investment income	$27,923,026	$27,097,810
Net realized loss on investments	(296,303)	(2,660,074)
Net change in unrealized appreciation (depreciation)
on investments	36,837,003	(12,531,513)
Net increase in net assets resulting from operations	64,463,726	11,906,223

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	456,956,508	480,971,362
Shares issued to holders in reinvestment of distributions	24,635,306	23,445,969
Cost of shares redeemed	(295,612,497)	(520,681,280)
Net increase (decrease) in net assets resulting
from capital share transactions	185,979,317	(16,263,949)

DISTRIBUTIONS TO SHAREHOLDERS:
Net distributions to shareholders:
Institutional Class	(26,299,068)	(25,039,480)
Investor Class	(1,731,578)	(2,013,625)
Total net distributions to shareholders	(28,030,646)	(27,053,105)

TOTAL INCREASE (DECREASE) IN NET ASSETS	222,412,397	(31,410,831)

NET ASSETS:
Beginning of year	1,120,005,184	1,151,416,015
End of year	$1,342,417,581	$1,120,005,184

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets
Baird Core Intermediate Municipal Bond Fund

	Year Ended	Year Ended
	December 31, 2019	December 31, 2018
OPERATIONS:
Net investment income	$10,624,164	$6,548,983
Net realized gain (loss) on investments	1,173,329	(512,079)
Net change in unrealized appreciation (depreciation)
on investments	16,527,720	(1,082,758)
Net increase in net assets resulting from operations	28,325,213	4,954,146

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	206,715,430	260,403,608
Shares issued to holders in reinvestment of distributions	7,931,294	4,380,739
Cost of shares redeemed	(70,580,422)	(119,644,249)
Net increase in net assets resulting
from capital share transactions	144,066,302	145,140,098

DISTRIBUTIONS TO SHAREHOLDERS:
Net distributions to shareholders:
Institutional Class	(10,964,930)	(6,517,792)
Investor Class	(90,108)	(38,214)
Total net distributions to shareholders	(11,055,038)	(6,556,006)

TOTAL INCREASE IN NET ASSETS	161,336,477	143,538,238

NET ASSETS:
Beginning of year	380,056,515	236,518,277
End of year	$541,392,992	$380,056,515

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
Baird Strategic Municipal Bond Fund

November 15, 2019^
through
December 31, 2019
OPERATIONS:
Net investment income	$22,291
Net realized gain on investments	40,936
Net change in unrealized appreciation on investments	39,135
Net increase in net assets resulting from operations	102,362

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	11,940,204
Shares issued to holders in reinvestment of distributions	19,842
Net increase in net assets resulting from capital share transactions	11,960,046

DISTRIBUTIONS TO SHAREHOLDERS:
Net distributions to shareholders:
Institutional Class	(21,632)
Investor Class	(42)
Total net distributions to shareholders	(21,674)

TOTAL INCREASE IN NET ASSETS	12,040,734

NET ASSETS:
Beginning of period	—
End of period	$12,040,734

^  Inception was the close of business on November 15, 2019.

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
Baird Municipal Bond Fund

November 15, 2019^
through
December 31, 2019
OPERATIONS:
Net investment income	$14,645
Net realized gain on investments	31,173
Net change in unrealized appreciation on investments	41,802
Net increase in net assets resulting from operations	87,620

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	7,329,812
Shares issued to holders in reinvestment of distributions	13,576
Net increase in net assets resulting from capital share transactions	7,343,388

DISTRIBUTIONS TO SHAREHOLDERS:
Net distributions to shareholders:
Institutional Class	(14,009)
Investor Class	(47)
Total net distributions to shareholders	(14,056)

TOTAL INCREASE IN NET ASSETS	7,416,952

NET ASSETS:
Beginning of period	—
End of period	$7,416,952

^  Inception was the close of business on November 15, 2019.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Ultra Short Bond Fund – Institutional Class

	Year Ended December 31,
	2019		2018	2017		2016	2015
Per Share Data:
Net asset value, beginning of year	$10.01		$10.03	$10.03		$9.98	$10.03
Income from investment operations:
Net investment income(1)	0.26		0.23	0.13		0.11	0.08
Net realized and unrealized
gains (losses) on investments	0.05		(0.04)	0.00	(2)(3)	0.04	(0.05)
Total from investment operations	0.31		0.19	0.13		0.15	0.03
Less distributions:
Distributions from
net investment income	(0.26)		(0.21)	(0.13)		(0.10)	(0.08)
Distributions from net realized gains	(0.00	)(2)	—	—		—	—
Total distributions	(0.26)		(0.21)	(0.13)		(0.10)	(0.08)
Net asset value, end of year	$10.06		$10.01	$10.03		$10.03	$9.98
Total return	3.11%		1.95%	1.30%		1.56%	0.30%
Supplemental data and ratios:
Net assets, end of year (millions)	$1,701.0		$1,031.5	$532.0		$387.3	$189.3
Ratio of expenses to average net assets	0.15%		0.15%	0.15%		0.15%	0.15%
Ratio of expenses to average
net assets (before waivers)	0.30%		0.30%	0.30%		0.30%	0.30%
Ratio of net investment income
to average net assets	2.61%		2.24%	1.31%		1.05%	0.78%
Ratio of net investment income
to average net assets (before waivers)	2.46%		2.09%	1.16%		0.90%	0.63%
Portfolio turnover rate(4)	70%		66%	83%		97%	66%

(1)	Calculated using average shares outstanding during the year.
(2)	Amount is less than $0.005.
(3)	Due to timing of capital share transactions, the per share amount of net realized and unrealized gain (loss) on investments varies from the amounts shown in the statement of operations.
(4)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and excludes in-kind transactions, where applicable.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Ultra Short Bond Fund – Investor Class

	Year Ended December 31,
	2019		2018	2017	2016	2015
Per Share Data:
Net asset value, beginning of year	$10.00		$10.03	$10.03	$9.98	$10.02
Income from investment operations:
Net investment income(1)	0.24		0.20	0.11	0.08	0.05
Net realized and unrealized
gains (losses) on investments	0.04		(0.04)	(0.01)	0.05	(0.03)
Total from investment operations	0.28		0.16	0.10	0.13	0.02
Less distributions:
Distributions from
net investment income	(0.23)		(0.19)	(0.10)	(0.08)	(0.06)
Distributions from net realized gains	(0.00	)(2)	—	—	—	—
Total distributions	(0.23)		(0.19)	(0.10)	(0.08)	(0.06)
Net asset value, end of year	$10.05		$10.00	$10.03	$10.03	$9.98
Total return	2.87%		1.60%	1.05%	1.32%	0.16%
Supplemental data and ratios:
Net assets, end of year (millions)	$32.5		$15.6	$7.6	$5.2	$1.2
Ratio of expenses to average net assets	0.40%		0.40%	0.40%	0.40%	0.40%
Ratio of expenses to average
net assets (before waivers)	0.55%		0.55%	0.55%	0.55%	0.55%
Ratio of net investment income
to average net assets	2.36%		1.99%	1.06%	0.80%	0.53%
Ratio of net investment income
to average net assets (before waivers)	2.21%		1.84%	0.91%	0.65%	0.38%
Portfolio turnover rate(3)	70%		66%	83%	97%	66%

(1)	Calculated using average shares outstanding during the year.
(2)	Amount is less than $0.005.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and excludes in-kind transactions, where applicable.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Short-Term Bond Fund – Institutional Class

	Year Ended December 31,
	2019	2018	2017		2016		2015
Per Share Data:
Net asset value, beginning of year	$9.57	$9.64	$9.66		$9.60		$9.67
Income from investment operations:
Net investment income(1)	0.24	0.21	0.17		0.15		0.13
Net realized and unrealized
gains (losses) on investments	0.20	(0.07)	(0.02)		0.06		(0.05)
Total from investment operations	0.44	0.14	0.15		0.21		0.08
Less distributions:
Distributions from
net investment income	(0.24)	(0.21)	(0.17)		(0.15)		(0.15)
Distributions from net realized gains	—	—	(0.00	)(2)	(0.00	)(2)	(0.00	)(2)
Total distributions	(0.24)	(0.21)	(0.17)		(0.15)		(0.15)
Net asset value, end of year	$9.77	$9.57	$9.64		$9.66		$9.60
Total return	4.68%	1.49%	1.53%		2.25%		0.89%
Supplemental data and ratios:
Net assets, end of year (millions)	$6,469.1	$5,596.2	$5,399.7		$3,769.3		$2,976.0
Ratio of expenses to average net assets	0.30%	0.30%	0.30%		0.30%		0.30%
Ratio of net investment income
to average net assets	2.50%	2.21%	1.73%		1.57%		1.30%
Portfolio turnover rate(3)	64%	58%	55%		44%		38%

(1)	Calculated using average shares outstanding during the year.
(2)	Amount is less than $0.005.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and excludes in-kind transactions, where applicable.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Short-Term Bond Fund – Investor Class

	Year Ended December 31,
	2019	2018	2017		2016		2015
Per Share Data:
Net asset value, beginning of year	$9.57	$9.64	$9.66		$9.60		$9.67
Income from investment operations:
Net investment income(1)	0.22	0.19	0.14		0.13		0.10
Net realized and unrealized
gains (losses) on investments	0.20	(0.07)	(0.02)		0.06		(0.04)
Total from investment operations	0.42	0.12	0.12		0.19		0.06
Less distributions:
Distributions from
net investment income	(0.22)	(0.19)	(0.14)		(0.13)		(0.13)
Distributions from net realized gains	—	—	(0.00	)(2)	(0.00	)(2)	(0.00	)(2)
Total distributions	(0.22)	(0.19)	(0.14)		(0.13)		(0.13)
Net asset value, end of year	$9.77	$9.57	$9.64		$9.66		$9.60
Total return	4.42%	1.24%	1.28%		2.00%		0.64%
Supplemental data and ratios:
Net assets, end of year (millions)	$182.4	$145.0	$134.9		$104.9		$40.6
Ratio of expenses to average net assets	0.55%	0.55%	0.55%		0.55%		0.55%
Ratio of net investment income
to average net assets	2.25%	1.96%	1.48%		1.32%		1.05%
Portfolio turnover rate(3)	64%	58%	55%		44%		38%

(1)	Calculated using average shares outstanding during the year.
(2)	Amount is less than $0.005.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and excludes in-kind transactions, where applicable.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Intermediate Bond Fund – Institutional Class

	Year Ended December 31,
	2019	2018	2017		2016	2015
Per Share Data:
Net asset value, beginning of year	$10.80	$11.01	$10.97		$10.93	$11.10
Income from investment operations:
Net investment income(1)	0.29	0.27	0.26		0.25	0.24
Net realized and unrealized
gains (losses) on investments	0.46	(0.21)	0.04		0.06	(0.13)
Total from investment operations	0.75	0.06	0.30		0.31	0.11
Less distributions:
Distributions from
net investment income	(0.28)	(0.27)	(0.26)		(0.25)	(0.25)
Distributions from net realized gains	—	—	(0.00	)(2)	(0.02)	(0.03)
Total distributions	(0.28)	(0.27)	(0.26)		(0.27)	(0.28)
Net asset value, end of year	$11.27	$10.80	$11.01		$10.97	$10.93
Total return	7.05%	0.58%	2.74%		2.83%	0.99%
Supplemental data and ratios:
Net assets, end of year (millions)	$4,342.1	$3,264.9	$2,902.0		$2,209.1	$1,787.0
Ratio of expenses to average net assets	0.30%	0.30%	0.30%		0.30%	0.30%
Ratio of net investment income
to average net assets	2.57%	2.51%	2.32%		2.21%	2.14%
Portfolio turnover rate(3)	26%	32%	31%		30%	39%

(1)	Calculated using average shares outstanding during the year.
(2)	Amount is less than $0.005.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and excludes in-kind transactions, where applicable.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Intermediate Bond Fund – Investor Class

	Year Ended December 31,
	2019	2018	2017		2016	2015
Per Share Data:
Net asset value, beginning of year	$11.29	$11.50	$11.44		$11.39	$11.56
Income from investment operations:
Net investment income(1)	0.27	0.25	0.24		0.23	0.22
Net realized and unrealized
gains (losses) on investments	0.50	(0.22)	0.04		0.06	(0.14)
Total from investment operations	0.77	0.03	0.28		0.29	0.08
Less distributions:
Distributions from
net investment income	(0.26)	(0.24)	(0.22)		(0.22)	(0.22)
Distributions from net realized gains	—	—	(0.00	)(2)	(0.02)	(0.03)
Total distributions	(0.26)	(0.24)	(0.22)		(0.24)	(0.25)
Net asset value, end of year	$11.80	$11.29	$11.50		$11.44	$11.39
Total return	6.83%	0.30%	2.53%		2.55%	0.79%
Supplemental data and ratios:
Net assets, end of year (millions)	$52.2	$47.3	$53.9		$98.1	$103.4
Ratio of expenses to average net assets	0.55%	0.55%	0.55%		0.55%	0.55%
Ratio of net investment income
to average net assets	2.32%	2.26%	2.07%		1.96%	1.89%
Portfolio turnover rate(3)	26%	32%	31%		30%	39%

(1)	Calculated using average shares outstanding during the year.
(2)	Amount is less than $0.005.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and excludes in-kind transactions, where applicable.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Aggregate Bond Fund – Institutional Class

	Year Ended December 31,
	2019	2018	2017	2016	2015
Per Share Data:
Net asset value, beginning of year	$10.53	$10.87	$10.70	$10.61	$10.81
Income from investment operations:
Net investment income(1)	0.30	0.29	0.26	0.25	0.24
Net realized and unrealized
gains (losses) on investments	0.69	(0.33)	0.19	0.12	(0.18)
Total from investment operations	0.99	(0.04)	0.45	0.37	0.06
Less distributions:
Distributions from
net investment income	(0.31)	(0.30)	(0.28)	(0.26)	(0.26)
Distributions from net realized gains	—	—	—	(0.02)	—
Total distributions	(0.31)	(0.30)	(0.28)	(0.28)	(0.26)
Net asset value, end of year	$11.21	$10.53	$10.87	$10.70	$10.61
Total return	9.48%	(0.30)%	4.20%	3.52%	0.55%
Supplemental data and ratios:
Net assets, end of year (millions)	$21,857.4	$14,897.5	$13,582.8	$9,769.9	$6,318.4
Ratio of expenses to average net assets	0.30%	0.30%	0.30%	0.30%	0.30%
Ratio of net investment income
to average net assets	2.74%	2.77%	2.40%	2.25%	2.24%
Portfolio turnover rate(2)	31%	24%	28%	36%	40%

(1)	Calculated using average shares outstanding during the year.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and excludes in-kind transactions, where applicable.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Aggregate Bond Fund – Investor Class

	Year Ended December 31,
	2019	2018	2017	2016	2015
Per Share Data:
Net asset value, beginning of year	$10.89	$11.23	$11.05	$10.94	$11.15
Income from investment operations:
Net investment income(1)	0.28	0.27	0.24	0.23	0.22
Net realized and unrealized
gains (losses) on investments	0.71	(0.33)	0.19	0.14	(0.20)
Total from investment operations	0.99	(0.06)	0.43	0.37	0.02
Less distributions:
Distributions from
net investment income	(0.28)	(0.28)	(0.25)	(0.24)	(0.23)
Distributions from net realized gains	—	—	—	(0.02)	—
Total distributions	(0.28)	(0.28)	(0.25)	(0.26)	(0.23)
Net asset value, end of year	$11.60	$10.89	$11.23	$11.05	$10.94
Total return	9.17%	(0.54)%	3.90%	3.34%	0.21%
Supplemental data and ratios:
Net assets, end of year (millions)	$786.4	$718.2	$825.4	$809.1	$429.6
Ratio of expenses to average net assets	0.55%	0.55%	0.55%	0.55%	0.55%
Ratio of net investment income
to average net assets	2.49%	2.52%	2.15%	2.00%	1.99%
Portfolio turnover rate(2)	31%	24%	28%	36%	40%

(1)	Calculated using average shares outstanding during the year.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and excludes in-kind transactions, where applicable.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Core Plus Bond Fund – Institutional Class

	Year Ended December 31,
	2019	2018	2017	2016	2015
Per Share Data:
Net asset value, beginning of year	$10.82	$11.22	$11.03	$10.85	$11.14
Income from investment operations:
Net investment income(1)	0.33	0.33	0.30	0.29	0.28
Net realized and unrealized
gains (losses) on investments	0.75	(0.39)	0.21	0.22	(0.26)
Total from investment operations	1.08	(0.06)	0.51	0.51	0.02
Less distributions:
Distributions from
net investment income	(0.34)	(0.34)	(0.32)	(0.31)	(0.31)
Distributions from net realized gains	—	—	—	(0.02)	—
Total distributions	(0.34)	(0.34)	(0.32)	(0.33)	(0.31)
Net asset value, end of year	$11.56	$10.82	$11.22	$11.03	$10.85
Total return	10.11%	(0.51)%	4.65%	4.73%	0.14%
Supplemental data and ratios:
Net assets, end of year (millions)	$21,424.9	$15,635.3	$13,920.2	$10,023.6	$7,199.8
Ratio of expenses to average net assets	0.30%	0.30%	0.30%	0.30%	0.30%
Ratio of net investment income
to average net assets	2.95%	3.01%	2.68%	2.61%	2.50%
Portfolio turnover rate(2)	26%	26%	30%	33%	34%

(1)	Calculated using average shares outstanding during the year.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and excludes in-kind transactions, where applicable.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Core Plus Bond Fund – Investor Class

	Year Ended December 31,
	2019	2018	2017	2016	2015
Per Share Data:
Net asset value, beginning of year	$11.28	$11.68	$11.46	$11.26	$11.55
Income from investment operations:
Net investment income(1)	0.32	0.31	0.28	0.27	0.26
Net realized and unrealized
gains (losses) on investments	0.76	(0.40)	0.23	0.23	(0.27)
Total from investment operations	1.08	(0.09)	0.51	0.50	(0.01)
Less distributions:
Distributions from
net investment income	(0.31)	(0.31)	(0.29)	(0.28)	(0.28)
Distributions from net realized gains	—	—	—	(0.02)	—
Total distributions	(0.31)	(0.31)	(0.29)	(0.30)	(0.28)
Net asset value, end of year	$12.05	$11.28	$11.68	$11.46	$11.26
Total return	9.69%	(0.74)%	4.47%	4.47%	(0.11)%
Supplemental data and ratios:
Net assets, end of year (millions)	$2,500.0	$2,171.0	$2,431.0	$2,881.8	$2,183.5
Ratio of expenses to average net assets	0.55%	0.55%	0.55%	0.55%	0.55%
Ratio of net investment income
to average net assets	2.70%	2.76%	2.43%	2.36%	2.25%
Portfolio turnover rate(2)	26%	26%	30%	33%	34%

(1)	Calculated using average shares outstanding during the year.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and excludes in-kind transactions, where applicable.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Short-Term Municipal Bond Fund – Institutional Class

								Period Ended
	Year Ended December 31,							December 31,
	2019	2018		2017		2016		2015(1)
Per Share Data:
Net asset value, beginning of period	$10.06	$10.08		$9.97		$10.04		$10.00
Income from investment operations:
Net investment income(2)	0.20	0.20		0.18		0.15		0.05
Net realized and unrealized
gains (losses) on investments	0.20	(0.03)		0.10		(0.08)		0.04
Total from investment operations	0.40	0.17		0.28		0.07		0.09
Less distributions:
Distributions from
net investment income	(0.20)	(0.19)		(0.17)		(0.14)		(0.04)
Distributions from net realized gains	—	(0.00	)(3)	(0.00	)(3)	(0.00	)(3)	(0.01)
Total distributions	(0.20)	(0.19)		(0.17)		(0.14)		(0.05)
Net asset value, end of period	$10.26	$10.06		$10.08		$9.97		$10.04
Total return	3.96%	1.75%		2.84%		0.71%		0.94	%(4)
Supplemental data and ratios:
Net assets, end of period (millions)	$926.1	$281.2		$120.9		$52.4		$12.3
Ratio of expenses to average net assets	0.30%	0.30%		0.30%		0.30%		0.30	%(5)
Ratio of net investment income
to average net assets	1.96%	2.03%		1.74%		1.44%		1.42	%(5)
Portfolio turnover rate(6)	34%	107%		54%		38%		41	%(4)

(1)	Inception was close of business on August 31, 2015.
(2)	Calculated using average shares outstanding during the period.
(3)	Amount is less than $0.005.
(4)	Not annualized.
(5)	Annualized.
(6)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and excludes in-kind transactions, where applicable.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Short-Term Municipal Bond Fund – Investor Class

								Period Ended
	Year Ended December 31,							December 31,
	2019	2018		2017		2016		2015(1)
Per Share Data:
Net asset value, beginning of period	$10.04	$10.06		$9.96		$10.04		$10.00
Income from investment operations:
Net investment income(2)	0.17	0.18		0.15		0.12		0.04
Net realized and unrealized
gains (losses) on investments	0.21	(0.03)		0.09		(0.08)		0.05
Total from investment operations	0.38	0.15		0.24		0.04		0.09
Less distributions:
Distributions from
net investment income	(0.17)	(0.17)		(0.14)		(0.12)		(0.04)
Distributions from net realized gains	—	(0.00	)(3)	(0.00	)(3)	(0.00	)(3)	(0.01)
Total distributions	(0.17)	(0.17)		(0.14)		(0.12)		(0.05)
Net asset value, end of period	$10.25	$10.04		$10.06		$9.96		$10.04
Total return	3.81%	1.52%		2.45%		0.40%		0.86	%(4)
Supplemental data and ratios:
Net assets, end of period (millions)	$89.6	$64.0		$4.9		$6.3		$0.1
Ratio of expenses to average net assets	0.55%	0.55%		0.55%		0.55%		0.55	%(5)
Ratio of net investment income
to average net assets	1.71%	1.78%		1.49%		1.19%		1.17	%(5)
Portfolio turnover rate(6)	34%	107%		54%		38%		41	%(4)

(1)	Inception was close of business on August 31, 2015.
(2)	Calculated using average shares outstanding during the period.
(3)	Amount is less than $0.005.
(4)	Not annualized.
(5)	Annualized.
(6)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and excludes in-kind transactions, where applicable.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Quality Intermediate Municipal Bond Fund – Institutional Class

	Year Ended December 31,
	2019	2018	2017		2016	2015
Per Share Data:
Net asset value, beginning of year	$11.38	$11.52	$11.43		$11.74	$11.77
Income from investment operations:
Net investment income(1)	0.27	0.27	0.27		0.26	0.28
Net realized and unrealized
gains (losses) on investments	0.37	(0.14)	0.09		(0.31)	(0.03)
Total from investment operations	0.64	0.13	0.36		(0.05)	0.25
Less distributions:
Distributions from
net investment income	(0.27)	(0.27)	(0.27)		(0.26)	(0.28)
Distributions from return of capital	—	—	(0.00	)(2)	—	—
Total distributions	(0.27)	(0.27)	(0.27)		(0.26)	(0.28)
Net asset value, end of year	$11.75	$11.38	$11.52		$11.43	$11.74
Total return	5.65%	1.19%	3.12%		(0.46)%	2.19%
Supplemental data and ratios:
Net assets, end of year (millions)	$1,257.4	$1,009.2	$1,044.1		$936.2	$988.4
Ratio of expenses to average net assets	0.30%	0.30%	0.30%		0.30%	0.30%
Ratio of net investment income
to average net assets	2.30%	2.39%	2.29%		2.19%	2.42%
Portfolio turnover rate(3)	20%	40%	31%		22%	9%

(1)	Calculated using average shares outstanding during the year.
(2)	Amount is less than $0.005.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and excludes in-kind transactions, where applicable.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Quality Intermediate Municipal Bond Fund – Investor Class

	Year Ended December 31,
	2019	2018	2017		2016	2015
Per Share Data:
Net asset value, beginning of year	$11.66	$11.80	$11.69		$12.00	$12.03
Income from investment operations:
Net investment income(1)	0.24	0.25	0.24		0.23	0.26
Net realized and unrealized
gains (losses) on investments	0.38	(0.15)	0.11		(0.31)	(0.04)
Total from investment operations	0.62	0.10	0.35		(0.08)	0.22
Less distributions:
Distributions from
net investment income	(0.24)	(0.24)	(0.24)		(0.23)	(0.25)
Distributions from return of capital	—	—	(0.00	)(2)	—	—
Total distributions	(0.24)	(0.24)	(0.24)		(0.23)	(0.25)
Net asset value, end of year	$12.04	$11.66	$11.80		$11.69	$12.00
Total return	5.33%	0.90%	2.97%		(0.70)%	1.89%
Supplemental data and ratios:
Net assets, end of year (millions)	$85.1	$110.8	$107.3		$136.1	$160.3
Ratio of expenses to average net assets	0.55%	0.55%	0.55%		0.55%	0.55%
Ratio of net investment income
to average net assets	2.05%	2.14%	2.00%		1.94%	2.17%
Portfolio turnover rate(3)	20%	40%	31%		22%	9%

(1)	Calculated using average shares outstanding during the year.
(2)	Amount is less than $0.005.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and excludes in-kind transactions, where applicable.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Core Intermediate Municipal Bond Fund – Institutional Class

					Period Ended
	Year Ended December 31,				December 31,
	2019	2018	2017	2016	2015(1)
Per Share Data:
Net asset value, beginning of period	$10.22	$10.32	$10.01	$10.13	$10.00
Income from investment operations:
Net investment income(2)	0.25	0.23	0.21	0.18	0.06
Net realized and unrealized
gains (losses) on investments	0.43	(0.10)	0.30	(0.05)	0.14
Total from investment operations	0.68	0.13	0.51	0.13	0.20
Less distributions:
Distributions from
net investment income	(0.24)	(0.23)	(0.20)	(0.18)	(0.06)
Distributions from net realized gains	(0.01)	—	—	(0.07)	(0.01)
Total distributions	(0.25)	(0.23)	(0.20)	(0.25)	(0.07)
Net asset value, end of period	$10.65	$10.22	$10.32	$10.01	$10.13
Total return	6.75%	1.30%	5.15%	1.14%	1.98	%(3)
Supplemental data and ratios:
Net assets, end of period (millions)	$535.5	$378.1	$234.8	$96.3	$50.8
Ratio of expenses to average net assets	0.30%	0.30%	0.30%	0.30%	0.30	%(4)
Ratio of net investment income
to average net assets	2.36%	2.30%	2.04%	1.79%	1.75	%(4)
Portfolio turnover rate(5)	38%	70%	66%	95%	108	%(3)

(1)	Inception was close of business on August 31, 2015.
(2)	Calculated using average shares outstanding during the period.
(3)	Not annualized.
(4)	Annualized.
(5)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and excludes in-kind transactions, where applicable.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Core Intermediate Municipal Bond Fund – Investor Class

					Period Ended
	Year Ended December 31,				December 31,
	2019	2018	2017	2016	2015(1)
Per Share Data:
Net asset value, beginning of period	$10.22	$10.32	$10.00	$10.13	$10.00
Income from investment operations:
Net investment income(2)	0.22	0.21	0.18	0.16	0.05
Net realized and unrealized
gains (losses) on investments	0.43	(0.11)	0.32	(0.06)	0.14
Total from investment operations	0.65	0.10	0.50	0.10	0.19
Less distributions:
Distributions from
net investment income	(0.22)	(0.20)	(0.18)	(0.16)	(0.05)
Distributions from net realized gains	(0.01)	—	—	(0.07)	(0.01)
Total distributions	(0.23)	(0.20)	(0.18)	(0.23)	(0.06)
Net asset value, end of period	$10.64	$10.22	$10.32	$10.00	$10.13
Total return	6.40%	1.05%	5.00%	0.91%	1.91	%(3)
Supplemental data and ratios:
Net assets, end of period (millions)	$5.9	$2.0	$1.7	$1.4	$0.2
Ratio of expenses to average net assets	0.55%	0.55%	0.55%	0.55%	0.55	%(4)
Ratio of net investment income
to average net assets	2.11%	2.05%	1.79%	1.54%	1.50	%(4)
Portfolio turnover rate(5)	38%	70%	66%	95%	108	%(3)

(1)	Inception was close of business on August 31, 2015.
(2)	Calculated using average shares outstanding during the period.
(3)	Not annualized.
(4)	Annualized.
(5)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and excludes in-kind transactions, where applicable.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Strategic Municipal Bond Fund – Institutional Class

	Period Ended
	December 31, 2019(1)
Per Share Data:
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income(2)	0.02
Net realized and unrealized gain on investments	0.07
Total from investment operations	0.09
Less distributions:
Distributions from net investment income	(0.02)
Total distributions	(0.02)
Net asset value, end of period	$10.07
Total return	0.88	%(3)
Supplemental data and ratios:
Net assets, end of period (millions)	$12.0
Ratio of expenses to average net assets	0.30	%(4)
Ratio of net investment income to average net assets	1.60	%(4)
Portfolio turnover rate(5)	47	%(3)

(1)	Inception was close of business on November 15, 2019.
(2)	Calculated using average shares outstanding during the period.
(3)	Not annualized.
(4)	Annualized.
(5)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and excludes in-kind transactions, where applicable.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Strategic Municipal Bond Fund – Investor Class

	Period Ended
	December 31, 2019(1)
Per Share Data:
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income(2)	0.02
Net realized and unrealized gain on investments	0.06
Total from investment operations	0.08
Less distributions:
Distributions from net investment income	(0.01)
Total distributions	(0.01)
Net asset value, end of period	$10.07
Total return	0.85	%(3)
Supplemental data and ratios:
Net assets, end of period (thousands)	$27.4
Ratio of expenses to average net assets	0.55	%(4)
Ratio of net investment income to average net assets	1.35	%(4)
Portfolio turnover rate(5)	47	%(3)

(1)	Inception was close of business on November 15, 2019.
(2)	Calculated using average shares outstanding during the period.
(3)	Not annualized.
(4)	Annualized.
(5)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and excludes in-kind transactions, where applicable.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Municipal Bond Fund – Institutional Class

	Period Ended
	December 31, 2019(1)
Per Share Data:
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income(2)	0.02
Net realized and unrealized gain on investments	0.10
Total from investment operations	0.12
Less distributions:
Distributions from net investment income	(0.02)
Total distributions	(0.02)
Net asset value, end of period	$10.10
Total return	1.19	%(3)
Supplemental data and ratios:
Net assets, end of period (millions)	$7.4
Ratio of expenses to average net assets	0.30	%(4)
Ratio of net investment income to average net assets	1.69	%(4)
Portfolio turnover rate(5)	46	%(3)

(1)	Inception was close of business on November 15, 2019.
(2)	Calculated using average shares outstanding during the period.
(3)	Not annualized.
(4)	Annualized.
(5)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and excludes in-kind transactions, where applicable.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Municipal Bond Fund – Investor Class

	Period Ended
	December 31, 2019(1)
Per Share Data:
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income(2)	0.02
Net realized and unrealized gain on investments	0.10
Total from investment operations	0.12
Less distributions:
Distributions from net investment income	(0.02)
Total distributions	(0.02)
Net asset value, end of period	$10.10
Total return	1.16	%(3)
Supplemental data and ratios:
Net assets, end of period (thousands)	$29.1
Ratio of expenses to average net assets	0.55	%(4)
Ratio of net investment income to average net assets	1.44	%(4)
Portfolio turnover rate(5)	46	%(3)

(1)	Inception was close of business on November 15, 2019.
(2)	Calculated using average shares outstanding during the period.
(3)	Not annualized.
(4)	Annualized.
(5)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and excludes in-kind transactions, where applicable.

The accompanying notes are an integral part of these financial statements.

Notes to the Financial Statements
December 31, 2019

1.	Organization
Baird Funds, Inc. (the “Corporation”) was incorporated on June 9, 2000, as a Wisconsin corporation and is registered as an open-end investment management company under the Investment Company Act of 1940, as amended (the “1940 Act”).  The accompanying financial statements include the Baird Ultra Short Bond Fund, Baird Short-Term Bond Fund, Baird Intermediate Bond Fund, Baird Aggregate Bond Fund, Baird Core Plus Bond Fund, Baird Short-Term Municipal Bond Fund, Baird Quality Intermediate Municipal Bond Fund, Baird Core Intermediate Municipal Bond Fund, Baird Strategic Municipal Bond Fund and Baird Municipal Bond Fund (each, a “Fund” and collectively, the “Funds”), ten of the sixteen active funds in the series comprising the Corporation, each of which is diversified within the meaning of the 1940 Act.  Robert W. Baird & Co. Incorporated (“Baird” or the “Advisor”) serves as investment advisor to the Funds.  The Funds are investment companies and therefore follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following table presents the class-specific inception dates for each of the Funds:

Inception Date
Fund	Institutional Class	Investor Class
Baird Ultra Short Bond Fund	December 31, 2013	December 31, 2013
Baird Short-Term Bond Fund	August 31, 2004	September 19, 2012
Baird Intermediate Bond Fund	September 29, 2000	September 29, 2000
Baird Aggregate Bond Fund	September 29, 2000	September 29, 2000
Baird Core Plus Bond Fund	September 29, 2000	September 29, 2000
Baird Short-Term Municipal Bond Fund	August 31, 2015	August 31, 2015
Baird Quality Intermediate Municipal Bond Fund	March 30, 2001	March 30, 2001
Baird Core Intermediate Municipal Bond Fund	August 31, 2015	August 31, 2015
Baird Strategic Municipal Bond Fund	November 15, 2019	November 15, 2019
Baird Municipal Bond Fund	November 15, 2019	November 15, 2019

Institutional Class shares are not subject to a distribution and service (12b-1) fee, while Investor Class shares are subject to a distribution and service (12b-1) fee of 0.25%.  See Note 7.

The investment objective of the Baird Ultra Short Bond Fund is to seek current income consistent with preservation of capital.  The Fund’s benchmark index, the Bloomberg Barclays U.S. Short-Term Government/Corporate Index, is an unmanaged, market value weighted index of investment grade, fixed-rate debt issues, including government and corporate securities, with maturities less than one year.

The investment objective of the Baird Short-Term Bond Fund is to seek an annual rate of total return, before Fund expenses, greater than the annual rate of total return of the Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index. The Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index is an unmanaged, market value weighted index of investment grade, fixed-rate debt issues, including government and corporate securities, with maturities between one and three years.

The investment objective of the Baird Intermediate Bond Fund is to seek an annual rate of total return, before Fund expenses, greater than the annual rate of total return of the Bloomberg Barclays Intermediate U.S. Government/Credit Bond Index.  The Bloomberg Barclays Intermediate U.S. Government/Credit Bond Index is an unmanaged, market value weighted index of investment grade, fixed-rate debt issues, including government and corporate securities, with maturities between one and ten years.

The investment objective of the Baird Aggregate Bond Fund is to seek an annual rate of total return, before Fund expenses, greater than the annual rate of total return of the Bloomberg Barclays U.S. Aggregate Bond Index.  The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged, market value weighted index of investment grade, fixed-rate debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of at least one year.

Notes to the Financial Statements
December 31, 2019

1.	Organization (cont.)
The investment objective of the Baird Core Plus Bond Fund is to seek an annual rate of total return, before Fund expenses, greater than the annual rate of total return of the Bloomberg Barclays U.S. Universal Bond Index. The Bloomberg Barclays U.S. Universal Bond Index is an unmanaged, market value weighted index of fixed income securities issued in U.S. dollars, including U.S. government and investment grade debt, non-investment grade debt, asset-backed and mortgage-backed securities, Eurobonds, 144A securities and emerging market debt, with maturities of at least one year.

The investment objective of the Baird Short-Term Municipal Bond Fund is to seek current income that is exempt from federal income tax and is consistent with the preservation of capital.

The primary investment objective of the Baird Quality Intermediate Municipal Bond Fund is to seek current income that is substantially exempt from federal income tax.  A secondary objective is to seek total return with relatively low volatility of principal.

The investment objective of the Baird Core Intermediate Municipal Bond Fund is to seek a high level of current income that is exempt from federal income tax and is consistent with preservation of capital.

The investment objective of the Baird Strategic Municipal Bond Fund is to seek a high level of current income that is exempt from federal income tax and is consistent with preservation of capital.

The investment objective of the Baird Municipal Bond Fund is to seek a high level of current income that is exempt from federal income tax and is consistent with preservation of capital.

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. On December 31, 2019, entities affiliated with the Advisor held 68% of the Baird Municipal Bond Fund and 42% of the Baird Strategic Municipal Bond Fund.  In addition, one employee of the Advisor held 34% of the Baird Strategic Municipal Bond Fund.

2.	Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

a)
Investment Valuation – Section 2(a)(41) of the 1940 Act, together with the rules and interpretations of the U.S. Securities and Exchange Commission (the “SEC”), require the Funds, in computing net asset value, to value their portfolio securities using market quotations when they are “readily available.”  When market quotations are not readily available (e.g., because there is no regular market quotation for such securities, the market for such security is limited, the validity of quotations is questionable or the Funds’ independent pricing service does not provide a price), the Board of Directors (the “Board”) of the Corporation must value the securities at “fair value determined in good faith.”  The Board has delegated such responsibility to the Advisor pursuant to pricing policies and procedures that the Board has adopted and regularly reviews. In general, the “fair value” of a security means the price that would be received to sell a security in an orderly transaction between market participants at the measurement date.

The Funds determine the fair value of their investments and compute their net asset value per share as of the close of regular trading of the New York Stock Exchange (4:00 p.m. EST).

Consistent with Section 2(a)(41) of the 1940 Act, the Funds price their securities as follows:  debt securities are valued at their evaluated bid prices as provided by an independent pricing service using valuation methods that are designed to represent fair value, such as matrix pricing and other analytical pricing models, market transactions and dealer quotations.  Debt securities purchased with maturities of 60 days or less are valued as described above unless an evaluated price is not available, in which case such security is valued at acquisition cost, plus or minus any amortized discount or premium (“amortized cost”), or, if the Advisor does not believe amortized cost is reflective of the fair value of the security, the security is priced at fair value as described below.  Investments in mutual funds, including money market funds, are valued at their stated net asset value (“NAV”).  Common stocks that are listed on a securities exchange (other than NASDAQ) are valued at the last quoted sales price.  Securities traded on

Notes to the Financial Statements
December 31, 2019

2.	Significant Accounting Policies (cont.)

NASDAQ are valued at the NASDAQ Official Closing Price.  Price information on listed stocks is taken from the exchange where the security is primarily traded.  Securities that were not traded on the valuation date, as well as stocks that are not listed on an exchange, including NASDAQ, are valued at the average of the current bid and ask price.  Other assets and securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Advisor in accordance with procedures approved by the Corporation’s Board.  In accordance with such procedures, the Advisor may, under certain circumstances, use alternative valuation methodologies, or it may use broker quotes or prices obtained from alternative independent pricing services or, if broker quotes or prices from alternative pricing services are unavailable or deemed to be unreliable, fair value will be determined by a valuation committee of the Advisor.  In determining fair value, the valuation committee takes into account factors deemed relevant by the valuation committee and available information.  Consequently, the price of the security used by a Fund to calculate its NAV may differ from quoted or published prices for the same security.  Fair value pricing involves subjective judgments and there is no single standard for determining a security’s fair value.  As a result, different mutual funds could reasonably arrive at a different fair value for the same security.  It is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security or from the values that other mutual funds may determine.  The prices determined for any individual security on any given day may vary significantly from the amount that can be obtained in an actual sale of that security, and the Funds’ NAVs may fluctuate significantly from day to day or from period to period.

b)
Securities Purchased on a When-Issued, Delayed Delivery or Forward Commitment Basis – Each Fund may purchase securities on a when-issued, delayed delivery or forward commitment basis. When-issued, delayed delivery and forward commitment transactions involve the risk that the price or yield obtained in a transaction may be more or less favorable than the price or yield available in the market when delivery takes place. At the time a Fund makes a commitment to purchase a security, the Fund records the transaction and reflects the value of the security in determining net asset value. Each Fund designates and maintains cash and/or marketable securities at least equal in value to commitments for when-issued, delayed delivery or forward commitment securities.

c)
Unregistered Securities — Seven of the Funds own certain investment securities which are unregistered.  All of the unregistered securities held by the Funds as of December 31, 2019 consist of securities issued pursuant to Rule 144A under the Securities Act of 1933 and all have been classified as liquid under the Funds’ liquidity risk management program.

The value of such securities for the Funds is as follows:

Fund	Fair Value	% of Net Assets
Baird Ultra Short Bond Fund	$315,841,551	18.22%
Baird Short-Term Bond Fund	1,553,692,141	23.36%
Baird Intermediate Bond Fund	785,269,895	17.87%
Baird Aggregate Bond Fund	3,589,642,966	15.85%
Baird Core Plus Bond Fund	4,377,341,972	18.30%
Baird Short-Term Municipal Bond Fund	198,774	0.02%
Baird Core Intermediate Municipal Bond Fund	397,548	0.07%
d)
Foreign Securities – For purposes of these financial statements, foreign securities are defined as securities of issuers that are organized outside the United States. The Funds may invest in U.S. dollar-denominated debt obligations of foreign companies and foreign governments. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government.  These risks include foreign currency fluctuations, political and economic instability and differences in financial reporting standards and less strict regulation of securities markets.  Moreover, securities of many foreign companies and foreign governments and their markets may

Notes to the Financial Statements
December 31, 2019

2.	Significant Accounting Policies (cont.)

be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government. Occasionally, events that affect these values and exchange rates may occur after the close of the exchange on which such securities are traded.  If such events materially affect the value of a Fund’s securities, these securities may be valued at their fair value pursuant to procedures adopted by the Board.

e)
Income Tax Status – The Funds intend to continue to qualify as regulated investment companies as provided in subchapter M of the Internal Revenue Code and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax expense to the Funds.  Therefore, no federal income or excise tax provision is recorded.

There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended December 31, 2019, or for any other tax years which are open for exam. As of December 31, 2019, open tax years include the tax years ended December 31, 2016 through 2019. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as interest and other expense, respectively, in the Statement of Operations. During the period, the Funds did not incur any interest or penalties.

f)
Allocation of Income and Expenses – Each Fund is charged for those expenses directly attributable to it.  Expenses directly attributable to a class of shares, such as Rule 12b-1 distribution fees, are charged to that class of shares.  Income, expenses and realized and unrealized gains and losses are allocated to the classes based on their respective net assets.  Expenses that are not directly attributable to a Fund are allocated among the Funds in the series in proportion to their assets or are divided equally amongst the Funds.

g)
Shareholder Transactions and Distributions – Shareholder transactions are recorded on the trade date. Dividends from net investment income are declared and paid monthly.  Distributions of net realized capital gains, if any, are declared and paid at least annually.  All distributions to shareholders are recorded on the ex-dividend date.  The book basis character of distributions may differ from their ultimate characterization for Federal income tax purposes.  GAAP requires that permanent financial reporting and tax differences be reclassified in the capital accounts.

h)
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

i)
Securities Transactions and Investment Income – Investment transactions are recorded on the trade date.  The Funds determine the gain or loss realized from investment transactions using the identified cost basis.  Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.  Premiums and discounts on the purchase of securities are amortized/accreted using the effective interest method.  Paydown gains and losses are recorded as interest income on the Statements of Operations for financial reporting purposes.

j)
Guarantees and Indemnifications – In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses.  The Funds’ maximum exposure under these arrangements is unknown and would involve future claims against the Funds that have not yet occurred.  Based on experience, the Funds would expect the risk of loss to be remote.

k)
New Accounting Pronouncements – In August 2018, FASB issued Accounting Standards Update  2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect

Notes to the Financial Statements
December 31, 2019

2.	Significant Accounting Policies (cont.)

all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management has evaluated ASU 2018-13 and has early adopted the relevant provisions of the disclosure framework.

In March 2017, FASB issued ASU 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”). The amendments in the ASU 2017-08 shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. ASU 2017-08 is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Effective January 1, 2019, the Funds adopted ASU 2017-08 and the adoption did not have a material impact on the financial statements.

3.	Capital Share Transactions
The following table summarizes the capital share transactions of each Fund for the past two fiscal periods:

Baird Ultra Short Bond Fund

	Year Ended		Year Ended
	December 31, 2019		December 31, 2018
Institutional Class Shares	Shares	Amount	Shares	Amount
Shares sold	152,736,068	$1,536,105,216	78,659,234	$788,724,253
Shares issued to shareholders
in reinvestment of distributions	3,599,353	36,181,617	1,414,830	14,179,791
Shares redeemed	(90,279,310)	(908,254,883)	(30,030,843)	(301,247,845)
Net increase	66,056,111	$664,031,950	50,043,221	$501,656,199
Shares Outstanding:
Beginning of year	103,091,271		53,048,050
End of year	169,147,382		103,091,271

	Year Ended		Year Ended
	December 31, 2019		December 31, 2018
Investor Class Shares	Shares	Amount	Shares	Amount
Shares sold	4,021,429	$40,414,010	1,993,690	$19,992,037
Shares issued to shareholders
in reinvestment of distributions	52,962	532,130	17,550	175,826
Shares redeemed	(2,397,279)	(24,095,105)	(1,207,904)	(12,108,086)
Net increase	1,677,112	$16,851,035	803,336	$8,059,777
Shares Outstanding:
Beginning of year	1,557,130		753,794
End of year	3,234,242		1,557,130
Total net increase		$680,882,985		$509,715,976

Notes to the Financial Statements
December 31, 2019

3.	Capital Share Transactions (cont.)
Baird Short-Term Bond Fund

	Year Ended		Year Ended
	December 31, 2019		December 31, 2018
Institutional Class Shares	Shares	Amount	Shares	Amount
Shares sold	289,867,873 (1)	$2,810,969,343 (1)	230,490,656	$2,205,699,257
Shares issued to shareholders
in reinvestment of distributions	15,016,743	145,886,802	11,941,081	114,094,971
Shares redeemed	(227,421,040)	(2,212,086,535)	(217,774,767)	(2,083,542,157)
Net increase	77,463,576	$744,769,610	24,656,970	$236,252,071
Shares Outstanding:
Beginning of year	584,612,351		559,955,381
End of year	662,075,927		584,612,351

	Year Ended		Year Ended
	December 31, 2019		December 31, 2018
Investor Class Shares	Shares	Amount	Shares	Amount
Shares sold	9,981,756	$96,608,185	8,470,183	$81,038,469
Shares issued to shareholders
in reinvestment of distributions	391,693	3,804,746	275,815	2,634,716
Shares redeemed	(6,853,659)	(66,573,681)	(7,591,407)	(72,606,403)
Net increase	3,519,790	$33,839,250	1,154,591	$11,066,782
Shares Outstanding:
Beginning of year	15,149,504		13,994,913
End of year	18,669,294		15,149,504
Total net increase		$778,608,860		$247,318,853

Baird Intermediate Bond Fund
	Year Ended		Year Ended
	December 31, 2019		December 31, 2018
Institutional Class Shares	Shares	Amount	Shares	Amount
Shares sold	124,549,008 (1)	$1,378,094,146 (1)	120,674,917	$1,302,127,327
Shares issued to shareholders
in reinvestment of distributions	7,767,687	86,611,493	6,139,768	66,041,602
Shares redeemed	(49,521,814)	(552,159,328)	(88,027,083)	(947,396,828)
Net increase	82,794,881	$912,546,311	38,787,602	$420,772,101
Shares Outstanding:
Beginning of year	302,408,104		263,620,502
End of year	385,202,985		302,408,104

(1)  Includes purchase in-kind transactions. See additional information contained in this Note.

Notes to the Financial Statements
December 31, 2019

3.	Capital Share Transactions (cont.)
Baird Intermediate Bond Fund (cont.)

	Year Ended		Year Ended
	December 31, 2019		December 31, 2018
Investor Class Shares	Shares	Amount	Shares	Amount
Shares sold	1,564,836	$18,284,038	1,141,775	$12,839,399
Shares issued to shareholders
in reinvestment of distributions	92,309	1,076,060	87,422	983,134
Shares redeemed	(1,425,125)	(16,569,786)	(1,732,469)	(19,543,121)
Net increase (decrease)	232,020	$2,790,312	(503,272)	$(5,720,588)
Shares Outstanding:
Beginning of year	4,188,580		4,691,852
End of year	4,420,600		4,188,580
Total net increase		$915,336,623		$415,051,513

Baird Aggregate Bond Fund
	Year Ended		Year Ended
	December 31, 2019		December 31, 2018
Institutional Class Shares	Shares	Amount	Shares	Amount
Shares sold	890,354,110 (1)	$9,744,801,391 (1)	451,737,547	$4,778,349,475
Shares issued to shareholders
in reinvestment of distributions	44,958,567	495,565,654	35,450,954	372,654,044
Shares redeemed	(400,015,560)	(4,414,787,850)	(321,463,235)	(3,384,434,780)
Net increase	535,297,117	$5,825,579,195	165,725,266	$1,766,568,739
Shares Outstanding:
Beginning of year	1,414,973,444		1,249,248,178
End of year	1,950,270,561		1,414,973,444

	Year Ended		Year Ended
	December 31, 2019		December 31, 2018
Investor Class Shares	Shares	Amount	Shares	Amount
Shares sold	23,678,620	$270,517,976	18,687,127	$204,403,782
Shares issued to shareholders
in reinvestment of distributions	1,477,136	16,819,518	1,666,727	18,120,244
Shares redeemed	(23,327,468)	(264,008,316)	(27,868,733)	(304,405,153)
Net increase (decrease)	1,828,288	$23,329,178	(7,514,879)	$(81,881,127)
Shares Outstanding:
Beginning of year	65,952,577		73,467,456
End of year	67,780,865		65,952,577
Total net increase		$5,848,908,373		$1,684,687,612

(1)  Includes purchase in-kind transactions. See additional information contained in this Note.

Notes to the Financial Statements
December 31, 2019

3.	Capital Share Transactions (cont.)
Baird Core Plus Bond Fund

	Year Ended		Year Ended
	December 31, 2019		December 31, 2018
Institutional Class Shares	Shares	Amount	Shares	Amount
Shares sold	631,387,566	$7,152,999,146	472,086,657 (1)	$5,150,580,845 (1)
Shares issued to shareholders
in reinvestment of distributions	46,248,366	524,909,170	40,365,062	437,833,773
Shares redeemed	(268,458,877)	(3,037,655,467)	(308,270,771)	(3,351,887,450)
Net increase	409,177,055	$4,640,252,849	204,180,948	$2,236,527,168
Shares Outstanding:
Beginning of year	1,444,559,576		1,240,378,628
End of year	1,853,736,631		1,444,559,576

	Year Ended		Year Ended
	December 31, 2019		December 31, 2018
Investor Class Shares	Shares	Amount	Shares	Amount
Shares sold	71,909,873	$853,236,845	51,876,241	$590,572,111
Shares issued to shareholders
in reinvestment of distributions	5,080,103	60,019,140	5,554,417	62,777,146
Shares redeemed	(62,144,601)	(732,158,958)	(73,078,935)	(828,039,256)
Net increase (decrease)	14,845,375	$181,097,027	(15,648,277)	$(174,689,999)
Shares Outstanding:
Beginning of year	192,536,434		208,184,711
End of year	207,381,809		192,536,434
Total net increase		$4,821,349,876		$2,061,837,169

(1)  Includes purchase in-kind transactions. See additional information contained in this Note.

Baird Short-Term Municipal Bond Fund

	Year Ended		Year Ended
	December 31, 2019		December 31, 2018
Institutional Class Shares	Shares	Amount	Shares	Amount
Shares sold	83,569,164	$854,504,880	25,801,037	$259,079,339
Shares issued to shareholders
in reinvestment of distributions	791,896	8,094,781	259,265	2,599,466
Shares redeemed	(22,094,002)	(225,537,364)	(10,102,773)	(101,396,304)
Net increase	62,267,058	$637,062,297	15,957,529	$160,282,501
Shares Outstanding:
Beginning of year	27,961,548		12,004,019
End of year	90,228,606		27,961,548

Notes to the Financial Statements
December 31, 2019

3.	Capital Share Transactions (cont.)
Baird Short-Term Municipal Bond Fund (cont.)

	Year Ended		Year Ended
	December 31, 2019		December 31, 2018
Investor Class Shares	Shares	Amount	Shares	Amount
Shares sold	4,140,204	$42,102,510	9,118,983	$91,442,373
Shares issued to shareholders
in reinvestment of distributions	126,459	1,288,643	111,800	1,118,910
Shares redeemed	(1,894,173)	(19,246,772)	(3,341,533)	(33,423,078)
Net increase	2,372,490	$24,144,381	5,889,250	$59,138,205
Shares Outstanding:
Beginning of year	6,372,065		482,815
End of year	8,744,555		6,372,065
Total net increase		$661,206,678		$219,420,706

Baird Quality Intermediate Municipal Bond Fund
	Year Ended		Year Ended
	December 31, 2019		December 31, 2018
Institutional Class Shares	Shares	Amount	Shares	Amount
Shares sold	37,429,313	$436,057,112	38,663,007	$438,949,320
Shares issued to shareholders
in reinvestment of distributions	1,967,518	22,948,488	1,901,388	21,546,361
Shares redeemed	(21,039,444)	(244,334,905)	(42,485,313)	(481,361,176)
Net increase (decrease)	18,357,387	$214,670,695	(1,920,918)	$(20,865,495)
Shares Outstanding:
Beginning of year	88,685,346		90,606,264
End of year	107,042,733		88,685,346

	Year Ended		Year Ended
	December 31, 2019		December 31, 2018
Investor Class Shares	Shares	Amount	Shares	Amount
Shares sold	1,754,039	$20,899,396	3,624,325	$42,022,042
Shares issued to shareholders
in reinvestment of distributions	141,316	1,686,818	163,656	1,899,608
Shares redeemed	(4,334,171)	(51,277,592)	(3,379,869)	(39,320,104)
Net increase (decrease)	(2,438,816)	$(28,691,378)	408,112	$4,601,546
Shares Outstanding:
Beginning of year	9,503,482		9,095,370
End of year	7,064,666		9,503,482
Total net increase (decrease)		$185,979,317		$(16,263,949)

Notes to the Financial Statements
December 31, 2019

3.	Capital Share Transactions (cont.)
Baird Core Intermediate Municipal Bond Fund

	Year Ended		Year Ended
	December 31, 2019		December 31, 2018
Institutional Class Shares	Shares	Amount	Shares	Amount
Shares sold	19,236,314	$202,455,794	25,471,835	$258,784,030
Shares issued to shareholders
in reinvestment of distributions	744,428	7,848,852	428,102	4,347,957
Shares redeemed	(6,689,681)	(70,036,885)	(11,656,645)	(118,274,571)
Net increase	13,291,061	$140,267,761	14,243,292	$144,857,416
Shares Outstanding:
Beginning of year	36,992,418		22,749,126
End of year	50,283,479		36,992,418

	Year Ended		Year Ended
	December 31, 2019		December 31, 2018
Investor Class Shares	Shares	Amount	Shares	Amount
Shares sold	405,371	$4,259,636	159,205	$1,619,578
Shares issued to shareholders
in reinvestment of distributions	7,809	82,442	3,228	32,782
Shares redeemed	(51,823)	(543,537)	(134,593)	(1,369,678)
Net increase	361,357	$3,798,541	27,840	$282,682
Shares Outstanding:
Beginning of year	194,109		166,269
End of year	555,466		194,109
Total net increase		$144,066,302		$145,140,098

Baird Strategic Municipal Bond Fund
	Period Ended
	December 31, 2019^
Institutional Class Shares	Shares	Amount
Shares sold	1,191,211	$11,913,000
Shares issued to shareholders
in reinvestment of distributions	1,971	19,800
Net increase	1,193,182	$11,932,800
Shares Outstanding:
Beginning of period	—
End of period	1,193,182

^  Inception was on close of business November 15, 2019.

Notes to the Financial Statements
December 31, 2019

3.	Capital Share Transactions (cont.)
Baird Strategic Municipal Bond Fund (cont.)

	Period Ended
	December 31, 2019^
Investor Class Shares	Shares	Amount
Shares sold	2,721	$27,204
Shares issued to shareholders
in reinvestment of distributions	4	42
Net increase	2,725	$27,246
Shares Outstanding:
Beginning of period	—
End of period	2,725
Total net increase		$11,960,046

^ Inception was on close of business November 15, 2019.

Baird Municipal Bond Fund
	Period Ended
	December 31, 2019^
Institutional Class Shares	Shares	Amount
Shares sold	730,100	$7,301,000
Shares issued to shareholders
in reinvestment of distributions	1,342	13,530
Net increase	731,442	$7,314,530
Shares Outstanding:
Beginning of period	—
End of period	731,442

	Period Ended
	December 31, 2019^
Investor Class Shares	Shares	Amount
Shares sold	2,881	$28,812
Shares issued to shareholders
in reinvestment of distributions	5	46
Net increase	2,886	$28,858
Shares Outstanding:
Beginning of period	—
End of period	2,886
Total net increase		$7,343,388

^  Inception was on close of business November 15, 2019.

Notes to the Financial Statements
December 31, 2019

3.	Capital Share Transactions (cont.)
During the years ended December 31, 2019 and December 31, 2018, the Funds satisfied purchase in-kind requests made by large institutional shareholders by transferring cash and securities into the Funds. The transfers were effected in accordance with policies and procedures approved by the Board.  Consideration received and shares sold were as follows:

Year Ended December 31, 2019

		Value of Cash and	Shares
Fund	Effective Date	Securities Received	Sold
Baird Short-Term Bond Fund – Institutional Class	April 17, 2019	$20,928,303	2,164,251
Baird Short-Term Bond Fund – Institutional Class	May 30, 2019	4,117,024	424,435
Baird Short-Term Bond Fund – Institutional Class	September 27, 2019	27,827,277	2,848,237
Total		$52,872,604

Baird Intermediate Bond Fund – Institutional Class	February 27, 2019	$31,286,219	2,878,217
Baird Intermediate Bond Fund – Institutional Class	April 24, 2019	5,132,174	465,715
Baird Intermediate Bond Fund – Institutional Class	April 24, 2019	730,646	66,302
Baird Intermediate Bond Fund – Institutional Class	May 30, 2019	7,067,068	637,822
Total		$44,216,107

Baird Aggregate Bond Fund – Institutional Class	May 30, 2019	$15,529,086	1,424,687
Total		$15,529,086

Year Ended December 31, 2018

		Value of Cash and	Shares
Fund	Effective Date	Securities Received	Sold
Baird Core Plus Bond Fund – Institutional Class	March 28, 2018	$21,780,947	1,987,313
Baird Core Plus Bond Fund – Institutional Class	November 28, 2018	40,044,307	3,742,459
Total		$61,825,254

4.	Investment Transactions and Income Tax Information
During the period ended December 31, 2019, purchases and sales of investment securities (excluding short-term investments and any in-kind transactions) were as follows:

	U.S. Government Obligations		All Other
	Purchases	Sales	Purchases	Sales
Baird Ultra Short Bond Fund	$559,987,891	$160,059,719	$928,831,029	$591,898,075
Baird Short-Term Bond Fund	2,551,424,811	1,870,822,253	2,197,478,586	2,188,395,947
Baird Intermediate Bond Fund	1,242,177,812	620,436,560	633,493,792	390,461,605
Baird Aggregate Bond Fund	5,903,528,796	4,057,683,360	5,842,508,010	1,941,245,955
Baird Core Plus Bond Fund	4,592,944,136	3,041,911,122	5,356,553,661	2,377,399,957
Baird Short-Term
Municipal Bond Fund	—	—	782,428,854	188,108,850
Baird Quality Intermediate
Municipal Bond Fund	—	—	431,833,250	241,175,131
Baird Core Intermediate
Municipal Bond Fund	—	—	319,944,114	161,266,072
Baird Strategic Municipal Bond Fund(1)	—	—	15,549,218	7,848,751
Baird Municipal Bond Fund(1)	—	—	10,329,164	5,101,758

(1) Period from close of business on November 15, 2019 (inception date) through December 31, 2019.

Notes to the Financial Statements
December 31, 2019

4.	Investment Transactions and Income Tax Information (cont.)
As of December 31, 2019, the components of accumulated earnings (losses) for income tax purposes were as follows:

	Baird	Baird	Baird
	Ultra Short	Short-Term	Intermediate
	Bond Fund	Bond Fund	Bond Fund
Cost of investments	$1,774,235,109	$6,668,001,825	$4,312,427,013
Gross unrealized appreciation	2,789,689	78,966,298	127,801,488
Gross unrealized depreciation	(196,606)	(5,647,740)	(13,493,174)
Net unrealized appreciation	2,593,083	73,318,558	114,308,314
Undistributed ordinary income	388,890	373,903	263,300
Distributable earnings	388,890	373,903	263,300
Other accumulated losses	—	(7,371,164)	(9,020,920)
Total distributable earnings	$2,981,973	$66,321,297	$105,550,694

		Baird	Baird
		Aggregate	Core Plus
		Bond Fund	Bond Fund
Cost of investments		$22,133,421,190	$23,047,205,717
Gross unrealized appreciation		844,751,596	924,654,658
Gross unrealized depreciation		(58,418,059)	(64,101,716)
Net unrealized appreciation		786,333,537	860,552,942
Undistributed ordinary income		1,905,684	1,591,732
Distributable earnings		1,905,684	1,591,732
Other accumulated losses		—	(34,267,426)
Total distributable earnings		$788,239,221	$827,877,248

	Baird	Baird Quality	Baird Core
	Short-Term	Intermediate	Intermediate
	Municipal	Municipal	Municipal
	Bond Fund	Bond Fund	Bond Fund
Cost of investments	$985,584,899	$1,278,520,304	$520,085,365
Gross unrealized appreciation	10,197,719	48,962,105	19,326,906
Gross unrealized depreciation	(567,080)	(772,454)	(1,022,655)
Net unrealized appreciation	9,630,639	48,189,651	18,304,251
Undistributed ordinary income	—	—	76,106
Undistributed long-term capital gains	—	—	73,047
Undistributed tax-exempt income	436	—	—
Distributable earnings	436	—	149,153
Other accumulated losses	(391,592)	(9,940,916)	—
Total distributable earnings	$9,239,483	$38,248,735	$18,453,404

Notes to the Financial Statements
December 31, 2019

4.	Investment Transactions and Income Tax Information (cont.)

	Baird
	Strategic	Baird
	Municipal	Municipal
	Bond Fund	Bond Fund
Cost of investments	$11,425,098	$7,336,803
Gross unrealized appreciation	42,475	43,127
Gross unrealized depreciation	(3,340)	(1,325)
Net unrealized appreciation	39,135	41,802
Undistributed ordinary income	40,936	31,173
Undistributed tax-exempt income	617	589
Distributable earnings	41,553	31,762
Total distributable earnings	$80,688	$73,564

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  Permanent differences are due to equalization, over distributions, and miscellaneous book adjustments.  These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2019, the following table shows the reclassifications made:

	Total
	Distributable	Paid-in
Fund	Earnings	Capital
Baird Short-Term Municipal Bond Fund	$31,832	$(31,832)
Baird Quality Intermediate Municipal Bond Fund	(863,684)	863,684
Baird Core Intermediate Municipal Bond Fund	(127,147)	127,147

Distributions to Shareholders

Each Fund generally pays dividends from net investment income and distributes net realized capital gains, if any, at least annually. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Certain Funds also utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction. Distributions to shareholders are recorded on the ex-dividend date.

Notes to the Financial Statements
December 31, 2019

4.	Investment Transactions and Income Tax Information (cont.)
The tax components of distributions paid during the periods shown below were as follows:

	Year Ended December 31, 2019
	Ordinary	Long-Term	Tax-Exempt
Fund	Income	Capital Gains	Income	Total
Baird Ultra Short Bond Fund	$38,132,380	$—	$—	$38,132,380
Baird Short-Term Bond Fund	161,961,521	—	—	161,961,521
Baird Intermediate Bond Fund	103,648,901	—	—	103,648,901
Baird Aggregate Bond Fund	567,640,739	—	—	567,640,739
Baird Core Plus Bond Fund	627,523,865	—	—	627,523,865
Baird Short-Term Municipal Bond Fund	28,242	—	11,611,249	11,639,491
Baird Quality Intermediate
Municipal Bond Fund	6,546	—	28,024,100	28,030,646
Baird Core Intermediate
Municipal Bond Fund	66,614	398,341	10,590,083	11,055,038

	Period Ended December 31, 2019(1)
	Ordinary	Tax-Exempt
Fund	Income	Income	Total
Baird Strategic Municipal Bond Fund	$314	$21,360	$21,674
Baird Municipal Bond Fund	166	13,890	14,056

(1)  For the period from close of business on November 15, 2019 (inception date) through December 31, 2019.

	Year Ended December 31, 2018
	Ordinary	Tax-Exempt
Fund	Income	Income	Total
Baird Ultra Short Bond Fund	$15,337,212	$—	$15,337,212
Baird Short-Term Bond Fund	125,304,686	—	125,304,686
Baird Intermediate Bond Fund	81,661,737	—	81,661,737
Baird Aggregate Bond Fund	441,023,109	—	441,023,109
Baird Core Plus Bond Fund	537,907,100	—	537,907,100
Baird Short-Term Municipal Bond Fund	56,689	4,559,664	4,616,353
Baird Quality Intermediate Municipal Bond Fund	13,436	27,039,669	27,053,105
Baird Core Intermediate Municipal Bond Fund	44,297	6,511,709	6,556,006

The Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended December 31, 2019.

Notes to the Financial Statements
December 31, 2019

4.	Investment Transactions and Income Tax Information (cont.)
At December 31, 2019, accumulated net realized capital loss carryovers, if any, and the year(s) in which the capital loss carryovers expire were:

	Capital Loss Carryover		Year of Expiration
Fund	Short-term	Long-term	Short-term	Long-term
Baird Short-Term Bond Fund	$—	$7,371,164	N/A	Indefinitely
Baird Intermediate Bond Fund	—	9,020,920	N/A	Indefinitely
Baird Core Plus Bond Fund	3,087,346	31,180,080	Indefinitely	Indefinitely
Baird Short-Term Municipal Bond Fund	112,297	279,295	Indefinitely	Indefinitely
Baird Quality Intermediate Municipal Bond Fund	4,639,427	5,301,489	Indefinitely	Indefinitely

At December 31, 2019, no Funds deferred, on a tax basis, qualified late year losses.

5.	Investment Advisory and Other Agreements
The Funds have entered into an Investment Advisory Agreement with Baird for the provision of investment advisory services. Pursuant to the Investment Advisory Agreement, the Advisor is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 0.25% for the Funds as applied to the respective Fund’s average daily net assets.  Certain officers and employees of the Advisor are also officers of the Funds.

For Baird Ultra Short Bond Fund, the Advisor has contractually agreed to waive management fees in an amount equal to an annual rate of 0.15% of average daily net assets for the Fund, at least through April 30, 2021. The agreement may only be terminated prior to the end of this term by or with the consent of the Board.

For the year ended December 31, 2019, the Advisor waived the following amount pursuant to the fee waiver agreement between the Advisor and the Corporation on behalf of the Baird Ultra Short Bond Fund:

Fund	Waived Amount
Baird Ultra Short Bond Fund	$2,176,510

These fees are not subject to recoupment by the Advisor.

The Funds have entered into an Administration Agreement with Baird.  Under the Administration Agreement, the Advisor assumes and pays all expenses of the applicable Fund other than the investment advisory fees, fees under the 12b-1 plan, costs related to portfolio securities transactions and extraordinary or non-recurring expenses.  Pursuant to the Administration Agreement, the Advisor is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 0.05% for the Funds as applied to the respective Fund’s average daily net assets.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, serves as transfer agent, administrator, and accounting services agent for the Funds.  U.S. Bank, N.A. (“U.S. Bank”) serves as custodian for the Funds.

Robert W. Baird & Co. Incorporated (the “Distributor”) is the sole distributor of the Funds pursuant to a distribution agreement.

No commissions were earned by the Distributor for services rendered as a registered broker-dealer in securities transactions for the period ended December 31, 2019 for the Funds.

The Funds may use related party broker-dealers. For the year ended December 31, 2019, there were no brokerage commissions paid to broker-dealers affiliated with the Advisor. The Advisor or its affiliates may have lending, banking, brokerage, underwriting, or other business relationships with the issuers of the securities in which the Funds invest.

Notes to the Financial Statements
December 31, 2019

6.	Line of Credit
The Corporation maintains an uncommitted line of credit (“LOC”) with U.S. Bank to provide the sixteen Funds comprising the Corporation a temporary liquidity source to meet unanticipated redemptions. The LOC is unsecured at all times and is subject to certain restrictions and covenants. Under the terms of the LOC, borrowings for each Fund are limited to one third of the total eligible net assets (including the amount borrowed) of the respective Fund, or $600,000,000 of total borrowings for the Funds comprising the Corporation, whichever is less. U.S. Bank charges interest at the U.S. Prime Rate less 2%, but in no event less than a net rate of 1% per annum. As of December 31, 2019, the Prime Rate was 4.75%. The LOC matures on May 25, 2020, unless renewed. The Corporation has authorized U.S. Bank to charge any of the accounts of the borrowing Fund subject to the agreement for any missed payments.

During the year, the Baird Core Intermediate Municipal Bond Fund borrowed from the LOC once in the amount of $2,553,000, incurring interest charges of $195 for the year ended December 31, 2019 based on the borrowing rate at the time of 2.75%. No other borrowings occurred during the year ended December 31, 2019 nor were any borrowings outstanding under the LOC as of December 31, 2019.

7.	Distribution and Shareholder Service Plan
The Funds have adopted a distribution and shareholder service plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan allows the Funds to compensate the Distributor for the costs incurred in distributing the Funds’ Investor Class Shares, including amounts paid to brokers or dealers, at an annual rate of 0.25% of the average daily net assets of the Funds’ Investor Class Shares.

For the period ended December 31, 2019, the Funds incurred fees pursuant to the Plan as follows:

Baird Ultra Short Bond Fund	$64,320
Baird Short-Term Bond Fund	433,123
Baird Intermediate Bond Fund	123,892
Baird Aggregate Bond Fund	1,824,716
Baird Core Plus Bond Fund	5,684,210
Baird Short-Term Municipal Bond Fund	193,572
Baird Quality Intermediate Municipal Bond Fund	220,324
Baird Core Intermediate Municipal Bond Fund	9,770
Baird Strategic Municipal Bond Fund(1)	8
Baird Municipal Bond Fund(1)	9

(1) For the period from close of business on November 15, 2019 (inception date) through December 31, 2019.

8.	Subsequent Events
In preparing these financial statements, management has evaluated events after December 31, 2019. There were no subsequent events since December 31, 2019, through the date the financial statements were issued that would warrant adjustment to or additional disclosure in these financial statements.

Report of Independent Registered Public
Accounting Firm

To the Shareholders and Board of Directors
of Baird Funds, Inc.

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the summary schedules of investments, of Baird Ultra Short Bond Fund, Baird Short-Term Bond Fund, Baird Intermediate Bond Fund, Baird Aggregate Bond Fund, Baird Core Plus Bond Fund, Baird Short-Term Municipal Bond Fund, Baird Quality Intermediate Municipal Bond Fund, Baird Core Intermediate Municipal Bond Fund, Baird Strategic Municipal Bond Fund, and Baird Municipal Bond Fund (the “Funds”), each a series of Baird Funds, Inc., as of December 31, 2019, the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period November 15, 2019 (commencement of operations) through December 31, 2019, for Baird Strategic Municipal Bond Fund and Baird Municipal Bond Fund, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the three years in the period then ended for the remainder of the Funds (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2019, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

The Funds’ financial highlights for the periods ended December 31, 2016 and prior, were audited by other auditors whose report dated February 27, 2017, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2017.

/s/COHEN & COMPANY, LTD.

Milwaukee, Wisconsin
February 28, 2020

Directors & Officers
As of December 31, 2019 (Unaudited)

Independent Directors

John W. Feldt

Independent Director
Term of Office:  Indefinite
Length of Time Served:  Since September 2000
Age:  77

c/o Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, WI  53202

Principal Occupation(s) During the Past 5 Years:  Retired.

Number of Active Portfolios in Complex Overseen by Director:  16

Other Directorships Held by Director:  Director of Thompson IM Funds, Inc., a mutual fund complex (3 portfolios) (1987-2018).

Darren R. Jackson

Independent Director
Term of Office:  Indefinite
Length of Time Served:  Since November 2018
Age: 55

c/o Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, WI 53202

Principal Occupation(s) During the Past 5 Years: Retired; President, CEO and Director, Advance Auto Parts, Inc. (2008-2016).

Number of Active Portfolios in Complex Overseen by Director:  16

Other Directorships Held by Director:  Director of Fastenal Company, a tool and supply distributor, since 2012; Director of Cree, Inc., a lighting manufacturer, since 2016.

Frederick P. Stratton, Jr.

Independent Director
Term of Office:  Indefinite
Length of Time Served:  Since May 2004
Age:  80

c/o Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, WI  53202

Principal Occupation(s) During the Past 5 Years:  Retired; Chairman Emeritus, Briggs & Stratton Corporation, a manufacturing company, since 2003.

Number of Active Portfolios in Complex Overseen by Director:  16

Other Directorships Held by Director:  Director of Weyco Group, Inc., a men’s footwear distributor, since 1976.

Marlyn J. Spear, CFA

Independent Director
Term of Office:  Indefinite
Length of Time Served:  Since January 2008
Age:  66

c/o Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, WI  53202

Principal Occupation(s) During the Past 5 Years:  Retired; Chief Investment Officer, Building Trades United Pension Trust Fund (July 1989-February 2017).

Number of Active Portfolios in Complex Overseen by Director:  16

Other Directorships Held by Director:  Management Trustee of AFL-CIO Housing Investment Trust, a mutual fund complex (1 portfolio) (1995-2018).

Directors & Officers
As of December 31, 2019 (Unaudited) (continued)

Independent Director

Cory L. Nettles

Independent Director
Term of Office:  Indefinite
Length of Time Served:  Since January 2008
Age:  49

c/o Generation Growth Capital, Inc.
411 East Wisconsin Avenue, Suite 1710
Milwaukee, WI  53202

Principal Occupation(s) During the Past 5 Years:  Managing Director, Generation Growth Capital, Inc., a private equity fund, since March 2007; Of Counsel, Quarles & Brady LLP, a law firm (January 2005-December 2016).

Number of Active Portfolios in Complex Overseen by Director:  16

Other Directorships Held by Director:  Director of Weyco Group, Inc., a men’s footwear distributor, since 2007; Director of Associated Banc-Corp, since 2013.

Officers

Mary Ellen Stanek

President
Term of Office:  Re-elected by Board annually
Length of Time Served:  Since September 2000
Age:  63

777 East Wisconsin Avenue
Milwaukee, WI  53202

Principal Occupation(s) During the Past 5 Years:  Managing Director, the Advisor, and Chief Investment Officer, Baird Advisors, a department of the Advisor, since March 2000.

Charles B. Groeschell

Vice President
Term of Office:  Re-elected by Board annually
Length of Time Served:  Since January 2010
Age:  66

777 East Wisconsin Avenue
Milwaukee, WI  53202

Principal Occupation(s) During the Past 5 Years:  Managing Director, the Advisor, and Senior Portfolio Manager, Baird Advisors, a department of the Advisor, since February 2000.

Angela M. Palmer

Chief Compliance Officer and
AML Compliance Officer
Term of Office:  Re-elected by Board annually
Length of Time Served: Since March 2014
Age:  47

777 East Wisconsin Ave
Milwaukee, WI 53202

Principal Occupation(s) During the Past 5 Years:
Chief Compliance Officer, the Advisor, since March 2014; Anti-Money Laundering Compliance Officer since May 2015; Director, the Advisor, since July 2014.

Heidi L. Schneider

Treasurer
Term of Office:  Re-elected by Board annually
Length of Time Served:  Since August 2017
Age:  48

777 East Wisconsin Avenue
Milwaukee, WI  53202

Principal Occupation(s) During the Past 5 Years:  Managing Director, the Advisor, since December 2013.

Charles M. Weber

Secretary
Term of Office:  Re-elected by Board annually
Length of Time Served:  Since September 2005
Age:  56

777 East Wisconsin Avenue
Milwaukee, WI 53202

Principal Occupation(s) During the Past 5 Years:  Senior Associate General Counsel, the Advisor, since January 2013; Managing Director, the Advisor, since January 2009.

Directors & Officers
As of December 31, 2019 (Unaudited) (Continued)

Officers (Cont.)

Peter J. Hammond

Vice President
Term of Office: Re-elected by Board annually
Length of Time Served: Since August 2012
Age: 56

777 East Wisconsin Avenue
Milwaukee, WI 53202

Principal Occupation(s) During the Past 5 Years:
Managing Director, the Advisor, since January 2016;  Senior Vice President, the Advisor (March 2012-December 2015).

Dustin J. Hutter

Assistant Treasurer
Term of Office:  Re-elected by Board annually
Length of Time Served:  Since February 2011
Age:  43

777 East Wisconsin Avenue
Milwaukee, WI 53202

Principal Occupation(s) During the Past 5 Years:  Senior Business Analyst, the Advisor, since September 2017; Director of Finance Services, the Advisor (August 2015-August 2017); Director of Reporting and Analysis, Capital Markets Finance, the Advisor (February 2013-August 2015).

Andrew D. Ketter

Assistant Secretary
Term of Office:  Re-elected by Board annually
Length of Time Served:  Since February 2011
Age:  45

777 East Wisconsin Avenue
Milwaukee, WI 53202

Principal Occupation(s) During the Past 5 Years:  Associate General Counsel, the Advisor, since September 2010; Director, the Advisor, since July 2014.

Additional information about the Funds’ Directors is available in the Statement of Additional Information which may be obtained without charge, upon request, by calling 1-866-44BAIRD, or at www.bairdfunds.com.

Baird Funds, Inc.

Disclosure Regarding the Board of Directors’ Approval of the Investment Advisory Agreement for Baird Bond Funds (Unaudited)

The Board of Directors (the “Board” or the “Directors”) of Baird Funds, Inc. (the “Corporation”), comprised of directors who are not “interested persons” of the Corporation within the meaning of the Investment Company Act of 1940 (the “Independent Directors”), met on August 12 and August 21, 2019 to consider the annual renewal of the investment advisory agreement between Robert W. Baird & Co. Incorporated (“Baird” or the “Advisor”) and the Corporation on behalf of the Baird Ultra Short Bond Fund, Baird Short-Term Bond Fund, Baird Intermediate Bond Fund, Baird Aggregate Bond Fund, Baird Core Plus Bond Fund, Baird Short-Term Municipal Bond Fund, Baird Quality Intermediate Municipal Bond Fund, and Baird Core Intermediate Municipal Bond Fund (the “Existing Bond Funds”).  At the meetings held on August 12 and August 21, 2019, the Board also considered the approval of the investment advisory agreement between the Advisor and the Corporation on behalf of the Baird Municipal Bond Fund and Baird Strategic Municipal Bond Fund (the “New Municipal Bond Funds”).  The Board approved the investment advisory agreement for the New Municipal Bond Funds and approved the continuation of the investment advisory agreement for the Existing Bond Funds through a process that concluded at the August 21, 2019 meeting.  In connection with its consideration of the investment advisory agreement, the Board reviewed and discussed various information that had been provided prior to the meeting, including the investment advisory agreement, a memorandum provided by legal counsel summarizing the guidelines relevant to the Board’s consideration of the approval or renewal of the investment advisory agreement, a memorandum and other information provided in response to a request from the Board from the Advisor (including the Advisor’s Form ADV Part 1A, brochures and brochure supplements and annual report and audited financial statements for the Advisor’s parent company), a profitability analysis, comparative information about the Funds’ performance for periods ended June 30, 2019, management fees and expense ratios, composite performance of similar accounts managed by the Advisor, trading and commission information and other pertinent information.  The Board also considered the Advisor’s response to the 15(c) request from the Board with respect to the New Municipal Bond Funds.

The Board considered the Advisor’s 15(c) response and discussed various questions and information with representatives of the Advisor at the August 12, 2019 special meeting.  At the August 21 meeting, the Board met in executive session with the Funds’ legal counsel to consider the investment advisory agreement.  The Board also took into account information reviewed periodically throughout the year that was relevant to its consideration of the investment advisory agreement, including performance, management fee and other expense information and discussions with the Funds’ portfolio managers.  Based on its evaluation of this information, the Board, which is comprised solely of Independent Directors, approved the investment advisory agreement for the New Municipal Bond Funds for an initial two-year period and approved the continuation of the investment advisory agreement for the Existing Bond Funds for an additional one-year period.

In considering the investment advisory agreement and reaching its conclusions, the Board reviewed and analyzed various factors that it determined were relevant, including the factors below.  In deciding to approve the investment advisory agreement for each Fund, the Board did not identify any single factor as determinative but considered all factors together.

Approval of Investment Advisory Agreement – Existing Bond Funds

Nature, Extent and Quality of Services Provided to the Funds
The Board considered the nature, extent and quality of the services provided by the Advisor to the Funds.  The Board noted the Advisor’s overall reputation and depth of the Advisor’s personnel, resources and commitment to the Funds and the experience of the portfolio management teams employed to manage the Funds’ investments.  The Board considered the credentials and continuity of the portfolio management teams for the Funds and noted that the Advisor continues to add resources in support of the Funds, including investments in personnel, technology, research, trading, risk controls and systems.

The Board considered the Advisor’s disciplined investment decision making process used for the Funds.  The Board also considered other services that the Advisor provides the Funds in its capacity as their investment advisor, such as making some of its key personnel available to serve as officers of the Funds, selecting broker-dealers for execution of portfolio transactions, ensuring adherence to the Funds’ investment policies and restrictions, proxy voting, compliance, risk management services, administering the Funds’ liquidity risk management program, valuation

Baird Funds, Inc.

Disclosure Regarding the Board of Directors’ Approval of the Investment Advisory Agreement for Baird Bond Funds (Unaudited) (Continued)

support, providing support services to the Board and the committees of the Board and overseeing the Funds’ other service providers.  The Board noted the growth in net assets in the Funds and the Advisor’s ability to effectively manage the Funds’ cash flows while maintaining strong and competitive performance.  The Board also considered the strength of the Advisor’s compliance department, including the credentials of the Funds’ chief compliance officer, as well as the Advisor’s risk management system.  The Board concluded that the nature, extent and quality of the services provided by the Advisor to the Funds were appropriate and that each Fund was likely to continue to benefit from services provided under the investment advisory agreement.

Investment Performance of the Advisor and the Funds
In considering the investment performance of each of the Funds, the Board reviewed information as of June 30, 2019 regarding the performance of each class of the Fund for applicable one-year, three-year, five-year, ten-year and since-inception periods in comparison to its benchmark index and its peer group as determined by Lipper.  The Board also considered composite investment performance of Baird Advisors with respect to accounts managed by the Advisor that are comparable to the Funds.

The Board noted that the Funds have continued to perform very strongly on both an absolute and relative basis for all applicable periods, and that the performance for all of the Funds, other than the Quality Intermediate Municipal Bond Fund, has been in the top third of the respective Lipper peer group for the since-inception period.

The Board noted that the returns of the Institutional Class of the Ultra Short Bond Fund, the Short-Term Municipal Bond Fund, the Aggregate Bond Fund, the Core Plus Bond Fund and the Intermediate Bond Fund have exceeded the returns of the benchmark index and the Lipper peer group average over all applicable time periods.  The returns of the Institutional Class of the Short-Term Bond Fund exceeded the benchmark index for all time periods and the Lipper peer group average over most time periods.  The returns of the Institutional Class of the Core Intermediate Municipal Bond Fund exceeded the benchmark index for the three-year and since-inception periods and the Lipper peer group average over all time periods.  While the Quality Intermediate Municipal Bond Fund has generally trailed its benchmark index and Lipper peer group average, the Board considered the Advisor’s commentary regarding the reasons for the Fund’s underperformance.

The Board also considered the Advisor’s quarterly portfolio commentaries and reviews explaining the Funds’ performance and the consistent investment strategies the Advisor employs for the Funds.  After considering all of the information, the Board concluded that, although past performance is not a guarantee of future results, each Fund and its shareholders were likely to benefit from the continued management by the Advisor.

Fee Information, Costs of Services Provided and Profits Realized by the Advisor
The Board examined the fee and expense information for each of the Funds, including a comparison of such information to comparable mutual funds as determined by Morningstar and comparative information for certain peer funds identified by the Advisor.

The Board noted that each Fund’s advisory fee and net expense ratio for the Institutional Class shares are significantly lower than the average advisory fee and expense ratios for all mutual funds in its Morningstar category, and each Fund’s total expense ratio (for both its Investor Class and Institutional Class shares) was lower than the Morningstar category average.  With respect to the Ultra Short Bond Fund, the Board considered the Advisor’s contractual agreement to waive management fees of 0.15% until April 30, 2020.  In addition, the Board considered that under the Administration Agreement, each of the Funds pays administrative fees to the Advisor at an annual rate of 0.05% of each Fund’s average daily net assets, and the Advisor is responsible for paying each Fund’s custody, transfer agency, accounting, printing, auditing, legal and director fees and other ordinary expenses (except for advisory and 12b-1 fees and other excluded costs), which has the effect of capping the Funds’ expense ratios at 0.55% and 0.30% for Investor and Institutional Class Shares, respectively.

The Board also reviewed and considered investment management fees charged by the Advisor to other investment advisory clients and found that the fee paid by the Funds was less than the fee that the Advisor charges on the first $100 million of a separately managed account.  The Board noted that the Advisor maintains subadvisory arrangements with other unaffiliated fixed income funds and a collective investment trust but did not consider the subadvisory fee to be a material factor given the difference in services provided by the Advisor.

Baird Funds, Inc.

Disclosure Regarding the Board of Directors’ Approval of the Investment Advisory Agreement for Baird Bond Funds (Unaudited) (Continued)

The Board considered the fees realized, and the costs incurred, by the Advisor in providing investment management and administrative services to the Funds and a profitability analysis with respect to each Fund.  The Board noted the expense structure of the Funds whereby shareholders are charged only a management fee and an administration fee in addition to the Rule 12b-1 fee charged to the Investor Class, and the Advisor assumes almost all of the other expenses on behalf of each Fund.

The Board noted the extent of the significant additional services provided to the Funds that the Advisor did not provide in the other advisory relationships.  Those services included operational support, valuation services, administration of the Funds’ liquidity risk management program, oversight of the Funds’ other service providers, director support, preparation of regulatory filings, implementation of the Funds’ compliance program including employment of the Funds’ Chief Compliance Officer and other compliance staff, and various other services.  In addition, the Board noted that the provision of investment advisory services to the Funds requires more effort than it does for separately managed accounts due to daily sales and redemption activity and additional regulatory and compliance requirements.  The Board noted that the Advisor’s profitability information does not reflect certain internal resources provided by the Advisor to the Funds, such as IT, compliance, risk management, legal and finance support.

The Board reviewed and considered the general financial condition of the Advisor and its parent company and determined it to be sound.  The Board also noted that all marketing and distribution fees other than the Rule 12b-1 fee payable by the Investor Class shares of the Funds were paid by the Advisor from its reasonable profits.  In light of all of the information that it received and considered, the Board concluded that the management fee and total expense ratio of each Fund were reasonable, and the profits realized by the Advisor from its relationship with the Funds were reasonable.

Economies of Scale and Fee Levels Reflecting Those Economies
The Board reviewed the extent to which economies of scale may be realized as the Funds increase in size.  The Board noted that the Funds’ advisory fee structure does not contain any breakpoint reductions as the Funds grow in size but took into account management’s view that each Fund shares in economies of scale through the low advisory fee, which has been in place since the Funds were organized.  The advisory fee was designed to be comparable to the second or third breakpoint advisory fee levels paid by other comparable mutual funds.  In addition, the Board noted that the Advisor bears almost all of the Funds’ expenses other than management, Rule 12b-1 and administration fees.  The Board also considered the Advisor’s analysis of Morningstar data demonstrating that the Funds have extremely low management fees and expense ratios as compared to similar actively managed funds.  The Directors considered the Advisor’s commitment to continue to evaluate breakpoints with respect to the Funds.  The Directors concluded that the current fee structure of each Fund was reasonable.

Benefits Derived from the Relationship with the Funds
The Board considered other benefits to the Advisor from serving as advisor to the Funds (in addition to the advisory fee).  Those benefits include fees received by the Advisor for administrative services to the Funds and Rule 12b-1 fees received by the Distributor and its representatives.  The Board noted that the Advisor’s asset management and other businesses may experience indirect benefits from the Advisor’s association with the Funds.  The Board concluded that the other benefits realized by the Advisor from its relationship with the Funds were appropriate.

Based on their evaluation of the above factors, as well as other factors relevant to their consideration of the investment advisory agreement, the Directors concluded that the continuation of the investment advisory agreement was in the best interests of each Existing Bond Fund and its shareholders.

Approval of Investment Advisory Agreement – New Municipal Bond Funds

Nature, Extent and Quality of Services to be Provided to the Funds
The Board considered the nature, extent and quality of the services to be provided by the Advisor to the New Municipal Bond Funds.  The Board discussed the experience and resources of Baird Advisors, as well as the depth and qualifications of the municipal bond investment team.  The Board noted that they had met the newest member

Baird Funds, Inc.

Disclosure Regarding the Board of Directors’ Approval of the Investment Advisory Agreement for Baird Bond Funds (Unaudited) (Continued)

of the Funds’ proposed portfolio management team, Lyle J. Fitterer, at the August 12 special meeting, and that Mr. Fitterer has over 30 years of investment experience managing fixed income portfolios, with a primary focus on the municipal market.  Mr. Fitterer would manage the Funds with three other members of the Advisor’s municipal fixed income team, including Duane A. McAllister, who has over 32 years of experience managing fixed income portfolios, with a major portion of his time allocated to municipal portfolio management and credit research.

The Board also considered their cumulative experience with the Advisor in its management of the municipal fixed income Funds, of which the New Municipal Bond Funds would be an extension, as well as Baird Advisors in its capacity as investment adviser to the bond Funds.  The Board further noted that the Advisor, in its capacity as a registered broker-dealer, was proposed to serve as distributor and principal underwriter of shares of the New Municipal Bond Funds and would assist in marketing the Funds.  The Board also considered other services the Advisor would provide the New Municipal Bond Funds, such as providing compliance support and overseeing the Funds’ other service providers.  The Board concluded that the nature, extent and quality of the services to be provided by the Advisor to the Funds were appropriate and that the New Municipal Bond Funds were likely to benefit from services provided under the investment advisory agreement.

Investment Performance
Because the New Municipal Bond Funds had not yet commenced operations, the Board did not consider any performance information with respect to the Funds.  The Board did consider the performance of similar products managed by one of the Funds’ proposed portfolio managers on a team basis at another fund company, as well as the performance of the other Municipal Bond Funds managed by the Advisor, as discussed above.

Expense Information
The Board examined the proposed fee and expense information for the New Municipal Bond Funds, including a comparison of such information to other mutual funds in the applicable Morningstar category.  The Board noted that each Fund’s proposed advisory fee was well below the Morningstar category average and that each Fund’s total expense ratio for the Institutional Class and Investor Class was also well below the category average.

Costs of Services Provided and Profitability
The Board considered information about the financial condition of the Advisor and its parent company, including the 2018 annual report and financial statements, and determined that the Advisor’s financial condition was sound.  The Board did not consider any specific information regarding the costs of services to be provided or the profits the Advisor might realize because the New Municipal Bond Funds had not yet commenced operations.

In light of all of the information that it received and considered, the Board concluded that the proposed advisory fee and total expense ratio of each Fund were reasonable.

Economies of Scale and Fee Levels Reflecting Those Economies
Because the New Municipal Bond Funds had not yet commenced operations, the Board did not consider whether any alternative fee structures, such as breakpoint fees, would be appropriate to reflect any economies of scale that may result from increases in a Fund’s assets.

Benefits to be Derived from the Relationship with the Funds
The Board considered other potential benefits to the Advisor from serving as advisor to the Funds (in addition to the advisory fee).  The Board noted that the Advisor’s asset management and other businesses may experience indirect benefits from the Advisor’s association with the Funds.  The Board concluded that other benefits that may be realized by the Advisor from its relationship with the New Municipal Bond Funds were appropriate.

Based on their evaluation of the above factors, as well as other factors relevant to their consideration of the investment advisory agreement, the Directors concluded that the approval of the investment advisory agreement was in the best interests of each New Municipal Bond Fund and its shareholders.

Additional Information (Unaudited)

Proxy Voting

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll free, 1-866-44BAIRD, by accessing the Funds’ website at www.bairdfunds.com or by accessing the SEC’s website at www.sec.gov.

Each Fund’s proxy voting record for the most recent 12-month period ended June 30, if applicable, is available without charge, upon request, by calling toll free, 1-866-44BAIRD, by accessing the Funds’ website at www.bairdfunds.com or by accessing the SEC’s website at www.sec.gov.  The Funds generally do not vote proxies because the securities held in their portfolios, consisting of bonds and other fixed-income securities, are not entitled to vote.

Portfolio Holdings Disclosure

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT.  The Funds’ filings on Part F of Form N-PORT are available on the SEC’s website at www.sec.gov.  The Funds’ Form N-PORT reports may also be obtained by calling toll-free 1-866-44BAIRD.

Tax Information

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for each Fund were as follows:

Baird Ultra Short Bond Fund	1.26%
Baird Aggregate Bond Fund	0.18%
Baird Core Intermediate Municipal Bond Fund	41.98%

Baird Funds, Inc. Privacy Policy

FACTS	WHAT DOES BAIRD FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number
• Account balances, transaction history and assets
• Checking account information and wire transfer instructions

How?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Baird Funds, Inc. chooses to share; and whether you can limit this sharing.

	Does Baird	Can you limit
Reasons we can share your personal information	Funds, Inc. share?	this sharing?
For our everyday business purposes—	Yes	No
such as to process your transactions, maintain
your account(s), respond to court orders and
legal investigations, or report to credit bureaus
For our marketing purposes—	Yes	No
to offer our products and services to you
For joint marketing with other financial companies	No	We do not share
For our affiliates’ everyday business purposes—	Yes	No
information about your transactions and experiences
For our affiliates’ everyday business purposes—	No	We do not share
information about your creditworthiness
For our affiliates to market to you	No	We do not share
For nonaffiliates to market to you	No	We do not share

Questions?	Call (toll free) 1-866-442-2473, Email prospectus@bairdfunds.com or go to www.bairdfunds.com

Baird Funds, Inc. Privacy Policy

Who we are
Who is providing	Baird Funds, Inc.
this notice?
What we do
How does Baird	To protect your personal information from unauthorized access and
Funds, Inc. protect my	use, we use security measures that comply with federal law. These
personal information?	measures include computer safeguards and secured files and buildings.
How does Baird	We collect your personal information, for example, when you
Funds, Inc. collect	• open an account or give us your contact information
my personal	• make a wire transfer or provide account information
information?	• make deposits or withdrawals from your account
We also collect your personal information from other companies.
Why can’t I limit	Federal law gives you the right to limit only
all sharing?	• sharing for affiliates’ everyday business purposes—information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• Robert W. Baird & Co Incorporated (the investment adviser and distributor to the Baird Funds) and its affiliates may share information among each other.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• Baird Funds, Inc. does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. We do not have any joint marketing partners.
• Baird Funds, Inc. does not have any joint marketing partners.

(This Page Intentionally Left Blank.)

Baird Funds, Inc.
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
1-866-44BAIRD

Board of Directors
John W. Feldt
Darren R. Jackson
Cory L. Nettles
Marlyn J. Spear (Chair)
Frederick P. Stratton, Jr.

Investment Advisor and Distributor
Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, WI 53202

Administrator and Transfer Agent
U.S. Bancorp Fund Services, LLC
P.O. Box 701
615 East Michigan Street
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 N. RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Legal Counsel
Godfrey & Kahn, S.C.
833 East Michigan Street, Suite 1800
Milwaukee, WI 53202

Independent Registered Public
Accounting Firm
Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, WI 53202

Annual Report –
Baird Funds
December 31, 2019

Baird MidCap Fund
Baird Small/Mid Cap Growth Fund
Baird Small/Mid Cap Value Fund
Baird SmallCap Value Fund
Chautauqua International Growth Fund
Chautauqua Global Growth Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Funds’ website (www.bairdassetmanagement.com/baird-funds/funds-and-performance#Literature) and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary or, if you are a direct investor, by calling 1-866-442-2473, or sending an e-mail request to prospectus@bairdfunds.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with a Fund, you can call 1-866-442-2473 or send an e-mail request to prospectus@bairdfunds.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held in your account if you invest through your financial intermediary or all Funds held with the fund complex if you invest directly with the Funds.

Go Green.	Go Paperless.

Sign up to receive your Baird Funds’ prospectuses and reports online.

Table of Contents

Letter to Shareholders	1
Baird MidCap Fund	2
Baird Small/Mid Cap Growth Fund	12
Baird Small/Mid Cap Value Fund	22
Baird SmallCap Value Fund	30
Chautauqua International Growth Fund	39
Chautauqua Global Growth Fund	48
Additional Information on Fund Expenses	58
Statements of Assets and Liabilities	60
Statements of Operations	63
Statements of Changes in Net Assets	66
Financial Highlights	72
Notes to the Financial Statements	84
Report of Independent Registered Public Accounting Firm	96
Directors and Officers	97
Disclosure Regarding the Board of Directors’ Approval of the Investment
Advisory Agreement for Baird Equity Funds	100
Additional Information	103
Privacy Notice	A-1

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Cautionary Note on Analyses, Opinions and Outlooks: In this report we offer analyses and opinions on the performance of individual securities, companies, industries, sectors, markets, interest rates and governmental policies, including predictions, forecasts and outlooks regarding possible future events. These can generally be identified as such because the context of the statements may include such words as “believe,” “should,” “will,” “expects,” “anticipates,” “hopes” and words of similar effect. These statements reflect the portfolio managers’ good faith beliefs and judgments and involve risks and uncertainties, including the risk that the portfolio managers’ analyses, opinions and outlooks are or will prove to be inaccurate. It is inherently difficult to correctly assess and explain the performance of particular securities, sectors, markets, interest rate movements, governmental actions or general economic trends and conditions, and many unforeseen factors contribute to the performance of Baird Funds. Investors are, therefore, cautioned not to place undue reliance on subjective judgments contained in this report.

Baird Funds
1-866-442-2473
www.bairdfunds.com
February 28, 2020
Dear Shareholder,

2019 saw strong equity returns despite several prominent worries, including sizable volatility in very late 2018, global economic slowing, geopolitical uncertainty, an inverted yield curve, and trade friction. Nonetheless, equity markets benefited from the Fed’s pivot towards lowering interest rates three times beginning in July. Later in the year, the narrative shifted to more stable global growth given significant stimulus implemented world-wide and possible resolution of trade conflicts. Certainly in the second half of 2019, investors appeared less concerned with many of the downside risks. The S&P 500 Index was up nearly 29% from the end of 2018, with a few dips occurring in June, August and again in October. Starting the year at 2.69%, the yield on the 10-year U.S. Treasury steadily declined through early September, bottoming at 1.47%, and then rose to 1.92% at year end.

Amidst this backdrop, the Baird Equity Funds experienced solid risk-adjusted performance in 2019, with four of the six Funds adding value over benchmark returns. Further, and perhaps more importantly, our Equity Funds’ long-term track records remain very competitive and our teams and portfolios are well positioned as 2020.

Our commitment to our long-term principles to generate competitive risk-controlled returns over full market cycles; support and strengthen our long-tenured, seasoned investment group and team-based, collaborative culture; deliver outstanding client service; and provide products that are competitively priced, continues to generate strong alignment with the interests of our investors and helped drive assets under management in the Baird Equity Funds to just over $2.5 billion at year end.

We greatly value the trust you have placed in us and are privileged to provide you with equity investment management services. We can assure you that we never lose sight of the fact that our long-term success rests on the trust you have placed in us to be effective stewards of your assets.

Thank you for your continued investment in the Baird Equity Funds.

Sincerely,

Mary Ellen Stanek, CFA
President
Baird Funds

Baird MidCap Fund
December 31, 2019 (Unaudited)

Portfolio Managers’ Commentary

For the year ended December 31, 2019, the Baird MidCap Fund Institutional Class posted a total return of 36.31% as compared to 35.47% for the Russell Midcap® Growth Index, the Fund’s benchmark index.

While concerns built mid-year about the sustainability of the long-running economic expansion, particularly as the yield curve inverted, domestic equities responded favorably to the Federal Reserve (the “Fed”) lowering rates and optimism on a potential U.S. trade agreement with China. The support from the Fed and other central banks provided the stimulus necessary to lift optimism, leading to signs that the third economic slowdown since the Great Recession would end. The result - record high stock prices as the decade closed.

The Fund’s positioning in 2019 rested on an expectation for continued economic growth, but the underlying philosophy of investing in a mix of diversified, high-quality growth businesses served us well during periods of volatility that flared up during the year when the sustainability of the recovery came into question. The Fund produced its highest annual return since 2009 and we were pleased with the outperformance compared to the benchmark, particularly given favorable results in most benchmark sectors.

The Fund’s technology holdings played a key role in driving relative outperformance. Notably, several companies in the computer services software industry group, the Fund’s largest, delivered strong growth, which translated into favorable price returns in excess of the benchmark. In addition, strong performance from a Fund holding in the computer technology industry provided an offset to strength in benchmark names not owned in the Fund, notably in the semiconductor and related industries.

As a partial counter to strength in the technology sector, the Fund’s consumer discretionary holdings trailed benchmark performance. Weakness was limited to a few holdings but was enough to create a net performance drag. While economic concerns negatively impacted the sales growth of an auto parts supplier, two other holdings retreated under expense pressure, categorized as necessary to drive future growth. One holding in the education services industry declined on concern over potential risk to its business model as the next election approaches. Several industries, including both specialty and general retail, home building, and cable television services, performed well as the backdrop for consumer spending remained positive due to continued job and wage growth amid low unemployment.

Returns from the Fund’s holdings in the producer durables and materials sectors exceeded benchmark performance. It is worth grouping these two sectors given that characteristics influencing performance were similar. Both sectors performed best in the first quarter as optimism over the Fed’s shift toward an easing posture lifted more cyclical business models. As concern grew about the trajectory of U.S. growth mid-year, returns in these sectors moderated as well. Importantly, holdings with exposure to areas exhibiting good spending activity performed well and these included testing and measurement for the 5G network buildout, data and analytics solutions, factory automation, and uniform rental services. In addition, one holding operating in the power transmission equipment industry appreciated meaningfully as it recovered from operating challenges experienced last year.

The financial services sector contributed positively to relative performance. The payments and processing businesses stood out as they collectively delivered some of the strongest price appreciation in the Fund. Also, exposure to a company providing a leading electronic bond trading platform proved beneficial as higher volatility and market share gains led to increased revenue and stock price appreciation. Credit and market-sensitive financials did not keep pace, but the Fund’s weight in these areas was relatively limited.

The healthcare sector trailed only technology in its contribution to Fund outperformance. Good stock picking within the healthcare services industry including several companies in the medical and dental instrument segment led to outperformance. Of note, two holdings providing technologies used in the emerging treatment systems for diabetes performed very well.

Baird MidCap Fund
December 31, 2019 (Unaudited)

Two sectors, energy and consumer staples, have a single holding owing to their small benchmark weights.  We view each position as earning its place due to a favorable fundamental growth story, with the added benefit of providing diversification to the overall portfolio. The net effect of the two was positive for relative Fund performance.

While the Fund’s cash position is not used tactically, in such a strong market advance even a modest amount held to accommodate opportunistic additions to or subtractions from individual holdings created a drag on relative performance in 2019.

The long-standing investment process underlying the Fund remains focused on identifying high-quality companies that deliver attractive returns and above average growth relative to peers. Seeking to control risk at the sector and position level is also a priority of our process, with the goal of providing lower volatility of returns for the Fund compared to its benchmark index.

Charles F. Severson, CFA
Kenneth M. Hemauer, CFA
Portfolio Managers

Baird MidCap Fund
December 31, 2019 (Unaudited)

Portfolio Characteristics

A December 31, 2019 summary of the Fund’s top 10 holdings and equity sector analysis compared to the Russell Midcap® Growth Index is shown below.

Top 10 Holdings(1)			Equity Sector Analysis(2)

CDW Corp.	2.9%
Dollar General Corp.	2.9%
Fiserv, Inc.	2.8%
Tyler Technologies, Inc.	2.7%
Burlington Stores, Inc.	2.6%
Cable One, Inc.	2.6%
O'Reilly Automotive, Inc.	2.4%
EPAM Systems, Inc.	2.4%
Monolithic Power Systems, Inc.	2.4%
Synopsys, Inc.	2.4%

Net Assets:	$1,974,162,413
Portfolio Turnover Rate:	43%
Number of Equity Holdings:	59

Annualized Portfolio Expense Ratio(3):
Gross
Institutional Class:	0.81%
Investor Class:	1.06%	(4)

Net
Institutional Class:	0.81%
Investor Class:	1.06%	(4)

(1)
The Fund’s portfolio composition is subject to change and there is no assurance that the Fund will continue to hold any particular security.  Percentages shown relate to the Fund’s total net assets as of December 31, 2019.

(2)	Percentages shown in parentheses relate to the Fund’s total value of investments as of December 31, 2019, and may not add up to 100% due to rounding.
(3)
Reflects expense ratios as stated in the Fund’s current prospectus.  The Advisor has contractually agreed to limit the Fund’s total annual fund operating expenses to 0.85% of average daily net assets for the Institutional Class shares and 1.10% of average daily net assets for the Investor Class shares, at least through April 30, 2021.

(4)	Includes 0.25% 12b-1 fee.

Baird MidCap Fund
December 31, 2019 (Unaudited)

Institutional Class
Value of a $25,000 Investment

Growth of a hypothetical investment of $25,000 made on 12/31/09, assuming reinvestment of all distributions.

Investor Class
Value of a $10,000 Investment

Growth of a hypothetical investment of $10,000 made on 12/31/09, assuming reinvestment of all distributions.

Baird MidCap Fund
December 31, 2019 (Unaudited)

Total Returns

		Average Annual
				Since
For the Periods Ended December 31, 2019	One Year	Five Years	Ten Years	Inception(1)
Institutional Class Shares	36.31%	11.58%	14.14%	8.21%
Investor Class Shares	35.94%	11.29%	13.87%	7.96%
Russell Midcap® Growth Index(2)	35.47%	11.60%	14.24%	7.67%

(1)	For the period from December 29, 2000 (inception date) through December 31, 2019.
(2)
The Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. This index does not reflect any deduction for fees, expenses or taxes. A direct investment in the index is not possible.

The line graphs on the previous page and the returns shown in the table above reflect reinvestment of dividends and/or capital gains distributions in additional shares. The returns in the graphs and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect the actual performance for each period and do not include the impact of trades executed on the last business day of the period that were recorded on the first business day of the next period.

The gross expense ratio for each Class, as reflected in the Fund’s current prospectus, is set forth under “Portfolio Characteristics”.

The Fund focuses on growth-style stocks and therefore the performance of the Fund will typically be more volatile than the performance of funds that focus on types of stocks that have a broader investment style.  The Fund may invest up to 15% of its total assets in U.S. dollar denominated foreign securities and ADRs. Foreign investments involve additional risks such as currency rate fluctuations, political and economic instability, and different and sometimes less strict financial reporting standards and regulation.  The Fund invests a substantial portion of its assets in the stocks of mid-capitalization companies.  Mid-capitalization companies often are more volatile and face greater risks than larger, more established companies.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

For information about the performance of the Fund as of the most recent month-end, please call 1-866-44BAIRD or visit www.bairdfunds.com. Mutual fund performance changes over time and current performance may be lower or higher than that stated.

Baird MidCap Fund
Schedule of Investments, December 31, 2019

Common Stocks

			% of
	Shares	Value	Net Assets
Aerospace & Defense
BWX Technologies, Inc.	446,612	$27,725,673	1.4%
Mercury Systems, Inc.(1)	334,139	23,092,346	1.2%
		50,818,019	2.6%
Banks
East West Bancorp, Inc.	492,603	23,989,766	1.2%
Pinnacle Financial Partners, Inc.	423,100	27,078,400	1.4%
		51,068,166	2.6%
Biotechnology
Alexion Pharmaceuticals, Inc.(1)	182,042	19,687,842	1.0%
Building Products
AO Smith Corp.	596,208	28,403,349	1.4%
Trex Co, Inc.(1)	236,729	21,277,203	1.1%
		49,680,552	2.5%
Capital Markets
MarketAxess Holdings, Inc.	55,663	21,102,400	1.1%
Commercial Services & Supplies
Cintas Corporation	171,172	46,058,962	2.3%
Communications Equipment
Arista Networks, Inc.(1)	124,357	25,294,214	1.3%
Containers & Packaging
AptarGroup, Inc.	171,735	19,856,001	1.0%
Distributors
Pool Corp.	204,231	43,374,580	2.2%
Diversified Consumer Services
Grand Canyon Education, Inc.(1)	277,994	26,629,045	1.3%
Electrical Equipment
Rockwell Automation, Inc.	164,334	33,305,572	1.7%
Electronic Equipment, Instruments & Components
CDW Corp.	406,533	58,069,174	2.9%
Dolby Laboratories, Inc. – Class A	443,216	30,493,261	1.5%
Keysight Technologies, Inc.(1)	395,272	40,566,765	2.1%
Littelfuse, Inc.	107,820	20,625,966	1.1%
Trimble Navigation Ltd.(1)	521,642	21,747,255	1.1%
		171,502,421	8.7%
Entertainment
Take-Two Interactive Software, Inc.(1)	343,872	42,100,249	2.1%

The accompanying notes are an integral part of these financial statements.

Baird MidCap Fund
Schedule of Investments, December 31, 2019

Common Stocks (cont.)

			% of
	Shares	Value	Net Assets
Food Products
Lamb Weston Holdings, Inc.	527,270	$45,361,038	2.3%
Health Care Equipment & Supplies
Align Technology, Inc.(1)	152,832	42,646,241	2.2%
Cooper Cos., Inc.	133,849	43,004,345	2.2%
DexCom, Inc.(1)	130,390	28,521,509	1.4%
IDEXX Laboratories, Inc.(1)	123,955	32,368,369	1.6%
Insulet Corp.(1)	195,867	33,532,431	1.7%
		180,072,895	9.1%
Health Care Technology
Veeva Systems, Inc.(1)	179,962	25,313,455	1.3%
Hotels, Restaurants & Leisure
Vail Resorts, Inc.	99,502	23,863,565	1.2%
Household Durables
DR Horton, Inc.	444,743	23,460,193	1.2%
Insurance
Arthur J Gallagher & Co.	380,390	36,224,540	1.8%
Internet & Direct Marketing Retail
Etsy, Inc.(1)	601,274	26,636,438	1.3%
IT Services
Broadridge Financial Solutions, Inc.	284,509	35,148,242	1.8%
EPAM Systems, Inc.(1)	226,916	48,142,499	2.4%
Euronet Worldwide, Inc.(1)	295,931	46,626,888	2.4%
Fiserv, Inc.(1)	485,764	56,168,891	2.8%
Gartner, Inc.(1)	132,642	20,440,132	1.0%
Global Payments, Inc.	243,727	44,494,801	2.3%
		251,021,453	12.7%
Life Sciences Tools & Services
ICON PLC(1)(2)	268,261	46,202,592	2.3%
Machinery
Gardner Denver Holdings, Inc.(1)	673,911	24,719,056	1.2%
Graco, Inc.	628,622	32,688,344	1.7%
IDEX Corp.	217,987	37,493,764	1.9%
Xylem, Inc.	368,246	29,014,102	1.5%
		123,915,266	6.3%
Media
Cable One, Inc.	34,063	50,701,754	2.6%
Multiline Retail
Dollar General Corp.	370,496	57,789,966	2.9%

The accompanying notes are an integral part of these financial statements.

Baird MidCap Fund
Schedule of Investments, December 31, 2019

Common Stocks (cont.)

			% of
	Shares	Value	Net Assets
Oil, Gas & Consumable Fuels
Diamondback Energy, Inc.	207,124	$19,233,535	1.0%
Pharmaceuticals
Jazz Pharmaceuticals PLC(1)(2)	160,704	23,989,893	1.2%
Professional Services
TransUnion	540,301	46,255,168	2.3%
Verisk Analytics, Inc.	272,523	40,698,585	2.1%
		86,953,753	4.4%
Semiconductors & Semiconductor Equipment
Microchip Technology, Inc.	391,330	40,980,078	2.1%
Monolithic Power Systems, Inc.	264,077	47,010,987	2.4%
		87,991,065	4.5%
Software
Alteryx, Inc.(1)	197,957	19,809,557	1.0%
RealPage, Inc.(1)	544,725	29,278,969	1.5%
Synopsys, Inc.(1)	336,311	46,814,491	2.4%
Tyler Technologies, Inc.(1)	178,411	53,526,868	2.7%
		149,429,885	7.6%
Specialty Retail
Burlington Stores, Inc.(1)	225,124	51,335,026	2.6%
Five Below, Inc.(1)	315,719	40,367,831	2.1%
O’Reilly Automotive, Inc.(1)	109,958	48,190,193	2.4%
		139,893,050	7.1%
Trading Companies & Distributors
Fastenal Co.	671,640	24,817,098	1.3%
Watsco, Inc.	106,741	19,229,391	1.0%
		44,046,489	2.3%
Total Common Stocks
(Cost $1,349,749,735)		2,042,578,848	103.5%

The accompanying notes are an integral part of these financial statements.

Baird MidCap Fund
Schedule of Investments, December 31, 2019

Short-Term Investment

			% of
	Shares	Value	Net Assets
Money Market Mutual Fund
First American Government
Obligations Fund, Class U, 1.53%(3)	68,514,332	$68,514,332	3.4%
Total Short-Term Investment
(Cost $68,514,332)		68,514,332	3.4%
Total Investments
(Cost $1,418,264,067)		2,111,093,180	106.9%
Liabilities in Excess of Other Assets		(136,930,767)	(6.9)%
TOTAL NET ASSETS		$1,974,162,413	100.0%
Notes to Schedule of Investments
(1)	Non-Income Producing.
(2)	Foreign Security.
(3)	7-Day Yield.

Industry classifications shown in the Schedule of Investments are based off of the Global Industry Classification Standard (GICS®). GICS® was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Baird MidCap Fund
Schedule of Investments, December 31, 2019

Summary of Fair Value Exposure at December 31, 2019

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability.  These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 –	Unadjusted quoted prices in active markets for identical unrestricted securities.
Level 2 –
Other significant observable inputs (including quoted prices for similar securities, quoted prices in inactive markets, dealer indications, interest rates, yield curves, prepayment speeds, credit risk, default rates, inputs corroborated by observable market data, etc.).

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions about the factors that market participants would use in valuing the security) based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2019:

	Level 1	Level 2	Level 3	Total
Equity
Common Stocks	$2,042,578,848	$—	$—	$2,042,578,848
Total Equity	2,042,578,848	—	—	2,042,578,848
Short-Term Investment
Money Market Mutual Fund	68,514,332	—	—	68,514,332
Total Short-Term Investment	68,514,332	—	—	68,514,332
Total Investments*	$2,111,093,180	$—	$—	$2,111,093,180

*	Additional information regarding the industry classifications of these investments is disclosed in the Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy. There were no transfers into or out of Level 3 during the reporting period, as compared to the security classifications from the prior year’s annual report. See the Fund’s Valuation Policy in Note 2a to the financial statements.

The accompanying notes are an integral part of these financial statements.

Baird Small/Mid Cap Growth Fund
December 31, 2019 (Unaudited)

Portfolio Manager's Commentary

For the year ended December 31, 2019, the Baird Small/Mid Cap Growth Fund Institutional Class posted a total return of 36.98% as compared to a 32.65% return for the Russell 2500® Growth Index, the Fund’s benchmark index.

While concerns built mid-year about the sustainability of the long-running economic expansion, particularly as the yield curve inverted, domestic equities responded favorably to the Federal Reserve (the “Fed”) lowering rates and optimism on a potential U.S. trade agreement with China. The support from the Fed and other central banks provided the stimulus necessary to lift optimism leading to signs that the third economic slowdown since the Great Recession would end. The result - record high stock prices as the decade closed.

The Fund’s positioning in 2019 rested on an expectation for continued economic growth, but the underlying philosophy of investing in a mix of diversified, high-quality growth businesses served us well during periods of volatility that flared up during the year when the sustainability of the recovery came into question.  In the Fund’s first full calendar year since launching late in 2018, we were pleased that our strategy delivered over 400 basis points of relative outperformance versus our target index.

In general, strong absolute and relative returns were generated in multiple sectors and multiple individual stocks. Every sector of the Fund’s holdings outperformed in 2019, except for the two smallest: consumer staples and energy.  Those two sectors totaled less than 4% of total weight in the Fund.  The Fund’s three strongest outperforming sectors were financials, technology, and producer durables.  Strong stock performance from several holdings was driven by factors we continue to favor, such as industry leading companies that can continue to compound returns year after year, as well as secular growth stories driving growth unique to their industry.  Our strategy does not take big sector bets as we typically stay within 75% to 125% of the sector’s weight in our benchmark.  We also do not make big bets on individual stocks, as our typical position size is between 1% and 3%.

The Fund’s outperformance in the financials sector was due to our preference for companies that use software, data, and technology to provide subscription services.  These companies were able to grow much faster than analyst expectations and drove multiple expansion relative to more traditional financial services companies. We have owned these kinds of businesses since the Fund launched, and every holding that outperformed in calendar 2019 was owned since the Fund’s inception in October 2018. We do not make big bets on the direction of interest rates and have relatively equal weighted positions in both banks and REITs.

Strong performance from the Fund’s technology sector was from both lower growth holdings that continue to compound returns, as well as several high growth software-as-a-service (SAAS) businesses that grow revenues significantly faster than many other companies in other sectors.  We chose to take profits on a few holdings in October, but were pleased to see these stocks continue to rally throughout the end of the year.  Given the sharp sell-off in the fourth quarter of 2018, many of these stocks rebounded significantly in 2019 as revenue growth exceeded our expectations.

The Fund’s producer durables performance was driven by a slight underweight to more economically, cyclical stocks in the benchmark.  Although this sector was volatile throughout the year, particularly in the fall when the market shifted to favor lower valuation, we were able to outperform due to continued strong performance from a long time holding, selling a few holdings with exposure to China, as well as adding in new ideas with some exposure to 5G, which should drive increased spending for the next several years.

The healthcare sector in any given calendar year can also be quite volatile, especially the biotech industry, which is rarely a good fit for our preference for profitable companies. The Fund was underweight this sector for the year due to profit taking in a few holdings, as well as selling a few holdings that performed below our expectations. Although we outperformed slightly in the sector for the year, strong early year performance was offset by a weak fourth quarter as several holdings in the benchmark more than doubled in the fourth quarter.  Although we maintain some exposure to this industry group, we will rarely keep pace when these stocks rally over a short time period.

Baird Small/Mid Cap Growth Fund
December 31, 2019 (Unaudited)

Offsetting our overall strong performance were a few setbacks in individual stocks, including three healthcare holdings, where sales growth was much lower than expected in calendar 2019.  Our lack of an energy stock holding was also a slight drag on performance in the fourth quarter.  We chose to avoid many stocks with exposure to China in the middle part of the year as the trade war progressed, which hurt performance as several of these stocks rallied in the fourth quarter as the market expected a signed trade deal around year end.

While the Fund’s cash position is not used tactically, in such a strong market advance even a modest amount held to accommodate opportunistic additions to or subtractions from individual holdings created a drag on relative performance in 2019.

The long-standing investment process underlying the Fund remains focused on identifying high-quality companies that deliver attractive returns and above average growth relative to peers. Seeking to control risk at the sector and position level is also a priority of our process, with the goal of providing lower volatility of returns for the Fund compared to its benchmark index.

Portfolio Manager:

Jonathan L. Good

Baird Small/Mid Cap Growth Fund
December 31, 2019 (Unaudited)

Portfolio Characteristics

A December 31, 2019 summary of the Fund’s top 10 holdings and equity sector analysis compared to the Russell 2500® Growth Index is shown below.

Top 10 Holdings(1)			Equity Sector Analysis(2)

Pool Corp.	2.9%
EPAM Systems, Inc.	2.8%
Cable One, Inc.	2.8%
IDEX Corp.	2.7%
Cooper Cos., Inc.	2.4%
DexCom, Inc.	2.3%
SiteOne Landscape Supply, Inc.	2.2%
AptarGroup, Inc.	2.2%
Burlington Stores, Inc.	2.2%
Crocs, Inc.	2.1%

Net Assets:	$18,572,852
Portfolio Turnover Rate:	60%
Number of Equity Holdings:	65

Annualized Portfolio Expense Ratio(3):
Gross
Institutional Class:	3.88%
Investor Class:	4.13%	(4)

Net
Institutional Class:	0.85%
Investor Class:	1.10%	(4)

(1)
The Fund’s portfolio composition is subject to change and there is no assurance that the Fund will continue to hold any particular security.  Percentages shown relate to the Fund’s total net assets as of December 31, 2019.

(2)	Percentages shown in parentheses relate to the Fund’s total value of investments as of December 31, 2019, and may not add up to 100% due to rounding.
(3)
Reflects expense ratios as stated in the Fund’s current prospectus.  The Advisor has contractually agreed to limit the Fund’s total annual fund operating expenses to 0.85% of average daily net assets for the Institutional Class shares and 1.10% of average daily net assets for the Investor Class shares, at least through April 30, 2021.

(4)	Includes 0.25% 12b-1 fee.

Baird Small/Mid Cap Growth Fund
December 31, 2019 (Unaudited)

Institutional Class
Value of a $25,000 Investment

Growth of a hypothetical investment of $25,000 made on the Fund’s inception date (10/31/18), assuming reinvestment of all distributions.

Investor Class
Value of a $10,000 Investment

Growth of a hypothetical investment of $10,000 made on the Fund’s inception date (10/31/18), assuming reinvestment of all distributions.

Baird Small/Mid Cap Growth Fund
December 31, 2019 (Unaudited)

Total Returns

		Average
		Annual
	One	Since
For the Periods Ended December 31, 2019	Year	Inception(1)
Institutional Class Shares	36.98%	19.07%
Investor Class Shares	36.69%	18.74%
Russell 2500® Growth Index(2)	32.65%	17.32%

(1)	For the period from October 31, 2018 (inception date) through December 31, 2019.
(2)
The Russell 2500® Growth Index measures the performance of the Small-to-Mid Cap Growth segment of the U.S. equity universe. It includes those Russell 2500® Index companies with higher price-to-book ratios and higher forecasted growth values. This index does not reflect any deduction for fees, expenses or taxes. A direct investment in the index is not possible.

The line graphs on the previous page and the returns shown in the table above reflect reinvestment of dividends and/or capital gains distributions in additional shares. The returns in the graphs and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect the actual performance for each period and do not include the impact of trades executed on the last business day of the period that were recorded on the first business day of the next period.

The gross expense ratio for each Class, as reflected in the Fund’s current prospectus, is set forth under “Portfolio Characteristics”.

The Fund focuses on growth-style stocks and therefore the performance of the Fund will typically be more volatile than the performance of funds that focus on types of stocks that have a broader investment style.  The Fund may invest up to 15% of its total assets in U.S. dollar denominated foreign securities and ADRs. Foreign investments involve additional risks such as currency rate fluctuations, political and economic instability, and different and sometimes less strict financial reporting standards and regulation.  The Fund invests a substantial portion of its assets in the stocks of small- and mid-capitalization companies.  Small- and mid-capitalization companies often are more volatile and face greater risks than larger, more established companies.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

For information about the performance of the Fund as of the most recent month-end, please call 1-866-44BAIRD or visit www.bairdfunds.com. Mutual fund performance changes over time and current performance may be lower or higher than that stated.

Baird Small/Mid Cap Growth Fund
Schedule of Investments, December 31, 2019

Common Stocks

			% of
	Shares	Value	Net Assets
Aerospace & Defense
HEICO Corp.	1,236	$141,089	0.7%
Kratos Defense & Security Solutions, Inc.(1)	9,260	166,773	0.9%
		307,862	1.6%
Auto Components
Visteon Corp.(1)	1,917	165,993	0.9%
Banks
Western Alliance Bancorp	4,954	282,378	1.5%
Beverages
Primo Water Corp.(1)	10,780	121,006	0.7%
Biotechnology
Exact Sciences Corp.(1)	1,835	169,701	0.9%
Heron Therapeutics, Inc.(1)	8,901	209,173	1.1%
Pfenex, Inc.(1)	9,350	102,663	0.6%
		481,537	2.6%
Building Products
Trex Co, Inc.(1)	2,738	246,091	1.3%
Capital Markets
MarketAxess Holdings, Inc.	762	288,882	1.5%
Commercial Services & Supplies
IAA, Inc.(1)	4,074	191,722	1.0%
Mobile Mini, Inc.	4,735	179,504	1.0%
		371,226	2.0%
Construction & Engineering
MasTec, Inc.(1)	4,972	319,004	1.7%
Containers & Packaging
AptarGroup, Inc.	3,502	404,901	2.2%
Distributors
Pool Corp.	2,497	530,313	2.9%
Electronic Equipment, Instruments & Components
Dolby Laboratories, Inc. – Class A	4,135	284,488	1.5%
Littelfuse, Inc.	1,103	211,004	1.2%
		495,492	2.7%
Equity Real Estate Investment Trusts (REITs)
National Storage Affiliates Trust	7,959	267,582	1.4%

The accompanying notes are an integral part of these financial statements.

Baird Small/Mid Cap Growth Fund
Schedule of Investments, December 31, 2019

Common Stocks (cont.)

			% of
	Shares	Value	Net Assets
Food Products
Calavo Growers, Inc.	2,794	$253,108	1.3%
Lamb Weston Holdings, Inc.	2,978	256,197	1.4%
		509,305	2.7%
Health Care Equipment & Supplies
Cooper Cos., Inc.	1,376	442,095	2.4%
DexCom, Inc.(1)	1,965	429,824	2.3%
Insulet Corp.(1)	1,890	323,568	1.7%
Integra LifeSciences Holdings Corp.(1)	5,830	339,772	1.8%
Novocure Ltd.(1)(2)	2,321	195,591	1.1%
OrthoPediatrics Corp.(1)	4,683	220,054	1.2%
QUIDEL Corp.(1)	2,939	220,513	1.2%
Silk Road Medical, Inc.(1)	2,670	107,815	0.6%
Tactile Systems Technology, Inc.(1)	4,008	270,580	1.4%
		2,549,812	13.7%
Health Care Providers & Services
LHC Group, Inc.(1)	2,237	308,169	1.7%
Health Care Technology
Phreesia, Inc.(1)	6,921	184,375	1.0%
Hotels, Restaurants & Leisure
Vail Resorts, Inc.	970	232,635	1.2%
Household Durables
LGI Homes, Inc.(1)	2,041	144,197	0.8%
Insurance
Kinsale Capital Group, Inc.	3,047	309,758	1.7%
Internet & Direct Marketing Retail
Etsy, Inc.(1)	3,846	170,378	0.9%
IT Services
Broadridge Financial Solutions, Inc.	1,438	177,651	1.0%
EPAM Systems, Inc.(1)	2,482	526,581	2.8%
Euronet Worldwide, Inc.(1)	2,118	333,712	1.8%
LiveRamp Holdings, Inc.(1)	3,053	146,758	0.8%
WNS Holdings Ltd. – ADR(1)(2)	4,989	330,022	1.8%
		1,514,724	8.2%
Life Sciences Tools & Services
PRA Health Sciences, Inc.(1)	3,084	342,787	1.8%

The accompanying notes are an integral part of these financial statements.

Baird Small/Mid Cap Growth Fund
Schedule of Investments, December 31, 2019

Common Stocks (cont.)

			% of
	Shares	Value	Net Assets
Machinery
Gardner Denver Holdings, Inc.(1)	6,356	$233,138	1.3%
IDEX Corp.	2,894	497,768	2.7%
Toro Co.	4,297	342,342	1.8%
		1,073,248	5.8%
Media
Cable One, Inc.	348	517,988	2.8%
Multiline Retail
Ollie’s Bargain Outlet Holdings, Inc.(1)	1,958	127,877	0.7%
Pharmaceuticals
Catalent, Inc.(1)	3,618	203,693	1.1%
Jazz Pharmaceuticals PLC(1)(2)	2,133	318,415	1.7%
		522,108	2.8%
Professional Services
TransUnion	2,760	236,284	1.3%
Road & Rail
Schneider National, Inc.	9,843	214,774	1.2%
Semiconductors & Semiconductor Equipment
Monolithic Power Systems, Inc.	1,791	318,834	1.7%
Software
Alteryx, Inc.(1)	1,651	165,216	0.9%
Descartes Systems Group, Inc.(1)(2)	5,370	229,406	1.2%
Fair Isaac Corp.(1)	592	221,811	1.2%
Proofpoint, Inc.(1)	1,894	217,393	1.2%
Q2 Holdings, Inc.(1)	3,723	301,861	1.6%
Rapid7, Inc.(1)	3,509	196,574	1.0%
RingCentral, Inc.(1)	1,949	328,738	1.8%
Tyler Technologies, Inc.(1)	1,230	369,025	2.0%
Upland Software, Inc.(1)	6,833	244,006	1.3%
		2,274,030	12.2%
Specialty Retail
Burlington Stores, Inc.(1)	1,752	399,508	2.2%
Five Below, Inc.(1)	2,337	298,808	1.6%
		698,316	3.8%
Textiles, Apparel & Luxury Goods
Crocs, Inc.(1)	9,492	397,620	2.1%

The accompanying notes are an integral part of these financial statements.

Baird Small/Mid Cap Growth Fund
Schedule of Investments, December 31, 2019

Common Stocks (cont.)

			% of
	Shares	Value	Net Assets
Trading Companies & Distributors
SiteOne Landscape Supply, Inc.(1)	4,499	$407,834	2.2%
Watsco, Inc.	1,739	313,281	1.7%
		721,115	3.9%
Total Common Stocks
(Cost $14,829,201)		17,650,601	95.0%
Total Investments
(Cost $14,829,201)		17,650,601	95.0%
Other Assets in Excess of Liabilities		922,251	5.0%
TOTAL NET ASSETS		$18,572,852	100.0%
Notes to Schedule of Investments
(1)	Non-Income Producing.
(2)	Foreign Security.
ADR – American Depository Receipt

Industry classifications shown in the Schedule of Investments are based off of the Global Industry Classification Standard (GICS®). GICS® was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Baird Small/Mid Cap Growth Fund
Schedule of Investments, December 31, 2019

Summary of Fair Value Exposure at December 31, 2019

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability.  These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 –	Unadjusted quoted prices in active markets for identical unrestricted securities.
Level 2 –
Other significant observable inputs (including quoted prices for similar securities, quoted prices in inactive markets, dealer indications, interest rates, yield curves, prepayment speeds, credit risk, default rates, inputs corroborated by observable market data, etc.).

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions about the factors that market participants would use in valuing the security) based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2019:

	Level 1	Level 2	Level 3	Total
Equity
Common Stocks	$17,650,601	$—	$—	$17,650,601
Total Equity	17,650,601	—	—	17,650,601
Total Investments*	$17,650,601	$—	$—	$17,650,601

*	Additional information regarding the industry classifications of these investments is disclosed in the Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy. There were no transfers into or out of Level 3 during the reporting period, as compared to the security classifications from the prior year’s annual report. See the Fund’s Valuation Policy in Note 2a to the financial statements.

The accompanying notes are an integral part of these financial statements.

Baird Small/Mid Cap Value Fund
December 31, 2019 (Unaudited)

Portfolio Manager’s Commentary

Market participants dusted off their party hats early to celebrate the beginning of a new decade.  Equity indices posted strong returns for the year, with large company stocks, companies that lose money and low quality businesses leading the charge, particularly in the fourth quarter of 2019.  Large purchases of passively-managed ETFs during the fall of 2019 made it tough for active small cap managers to keep up with benchmarks, and the average actively-managed fund in only one of the nine Lipper style boxes (Small Growth) beat its benchmark for the year.

Despite a heroic effort by value stocks in December, growth stocks generally outperformed value stocks again for the third straight year and eight of the past ten.  Perhaps 2020 will break the streak as the Russell 2000® Value Index earnings are forecasted in Factset to grow 16.7% versus 11.2% for the Russell 2000® Growth Index.  Even better news for value-focused investors is that, although the forward price/earnings ratio for the Russell 2000® Growth Index is 26.7 (the highest since December 2001), that ratio for the Russell 2000® Value Index is comparatively lower at 15.6, a 21% discount to average.  In other words, value stocks appear less expensive with better growth prospects.

In addition to the trends above, another significant macro trend negatively influencing returns for the Baird SmallCap Value and Baird Small/Mid Cap Value Funds for the year was the outperformance of low quality businesses.  Although this bias was inconsistent throughout the year, the strong outperformance of low quality businesses at year-end overwhelmed countertrends earlier in the year.  Given our investment philosophy which favors higher quality (as defined by return on equity, cash flow and earnings persistence), this market prejudice for low quality created a strong headwind.  Relative valuations (as measured by price-to-sales and price-to-book) are the most compelling they have been in over 18 years for high quality stocks, which we believe make them ripe for a snapback.

Portfolio Highlights

For the year ended December 31, 2019, the Baird Small/Mid Cap Value Fund Institutional Class posted a total return of 18.23% as compared to 23.56% return for the Russell 2500® Value Index, the Fund’s benchmark.

Significant contributors to the Fund’s relative and absolute performance for the year include the following:

•
The Fund’s Industrials position, while posting positive returns, underperformed the benchmark sector returns.  Exposure to international shipping via Atlas Air and the Boeing 737 Max debacle negatively impacted the Fund’s positions in Atlas Air and Astronics, respectively.

•
The Fund’s exposure to the Financial sector, which is the Fund’s largest sector exposure, meaningfully outperformed the Financial sector holdings of the benchmark, with a return of 39% versus 25% for the Russell 2500® Value Index.  Holdings such as Meta Financial (up 90% for the year), NMI Holdings (up 86% for the year) and Essent Group (up 53% for the year) fueled returns.

•
The Fund’s long-time holding, Boingo Wireless, suffered a serious decline during the third quarter of the year.  The company did lower EBITDA guidance roughly 10% due to the re-amoritization over a longer time period of some large contracts that were renewed.  However, the stock suffered a disproportionate decline due to stock sales by a very large institutional investor.  We continue to have confidence in management and the business, which we believe is well positioned to take advantage of growing data traffic.

•
ICU Medical, a position that has been in the Fund since inception, had a disappointing second quarter earnings report.  The stock remains a winner since the Fund first purchased the stock despite an 18% decline for the year.  We remain optimistic on the business and management’s efforts to resolve current issues.

•	The Fund’s intentional underweight to the Energy sector boosted performance as it was the worst performing sector in the Russell 2500® Value Index, down 11%.

•
The Fund’s Technology, Real Estate and Utility holdings all contributed positively to the Fund’s absolute return for the year posting gains of 38%, 26% and 20% respectively.  Standout contributors to positive performance include Leidos Holdings, Cerence, and Algonquin Power.

Michelle Stevens, CFA
Portfolio Manager

Baird Small/Mid Cap Value Fund
December 31, 2019 (Unaudited)

Portfolio Characteristics

A December 31, 2019 summary of the Fund’s top 10 holdings and equity sector analysis compared to the Russell 2500® Value Index is shown below.

Top 10 Holdings(1)			Equity Sector Analysis(2)

Leidos Holdings, Inc.	3.9%
Meta Financial Group, Inc.	3.5%
American Financial Group, Inc.	3.2%
Old Republic International Corp.	3.1%
Essent Group Ltd.	3.1%
Lamb Weston Holdings, Inc.	3.0%
Atmos Energy Corp.	3.0%
Blackstone Mortgage Trust, Inc.	3.0%
Southwest Gas Holdings, Inc.	3.0%
National Retail Properties, Inc.	2.9%

Net Assets:	$24,886,877
Portfolio Turnover Rate:	37%
Number of Equity Holdings:	40

Annualized Portfolio Expense Ratio(3):
Gross
Institutional Class:	1.70%
Investor Class:	1.95%	(4)

Net
Institutional Class:	0.85%
Investor Class:	1.10%	(4)

(1)
The Fund’s portfolio composition is subject to change and there is no assurance that the Fund will continue to hold any particular security.  Percentages shown relate to the Fund’s total net assets as of December 31, 2019.

(2)	Percentages shown in parentheses relate to the Fund’s total value of investments as of December 31, 2019, and may not add up to 100% due to rounding.
(3)
Reflects expense ratios as stated in the Fund’s current prospectus.  The Advisor has contractually agreed to limit the Fund’s total annual fund operating expenses to 0.85% of average daily net assets for the Institutional Class shares and 1.10% of average daily net assets for the Investor Class shares, at least through April 30, 2021.

(4)	Includes 0.25% 12b-1 fee.

Baird Small/Mid Cap Value Fund
December 31, 2019 (Unaudited)

Institutional Class
Value of a $25,000 Investment
Growth of a hypothetical investment of $25,000 made on the Fund’s inception date (11/30/15), assuming reinvestment of all distributions.

Investor Class
Value of a $10,000 Investment

Growth of a hypothetical investment of $10,000 made on the Fund’s inception date (11/30/15), assuming reinvestment of all distributions.

Baird Small/Mid Cap Value Fund
December 31, 2019 (Unaudited)

Total Returns

		Average Annual
			Since
For the Periods Ended December 31, 2019	One Year	Three Years	Inception(1)
Institutional Class Shares	18.23%	6.83%	5.94%
Investor Class Shares	17.86%	6.54%	5.67%
Russell 2500® Value Index(2)	23.56%	6.12%	9.11%

(1)	For the period from November 30, 2015 (inception date) through December 31, 2019.
(2)
The Russell 2500® Value Index measures the performance of the small cap value segment of the U.S. equity universe. It includes those Russell 2500® Index companies with lower price-to-book ratios and lower forecasted growth values. This index does not reflect any deduction for fees, expenses or taxes. A direct investment in the index is not possible.

The line graphs on the previous page and the returns shown in the table above reflect reinvestment of dividends and/or capital gains distributions in additional shares. The returns in the graphs and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect the actual performance for each period and do not include the impact of trades executed on the last business day of the period that were recorded on the first business day of the next period.

The gross expense ratio for each Class, as reflected in the Fund’s current prospectus, is set forth under “Portfolio Characteristics”.

The Fund focuses on small to mid cap value style stocks and therefore the performance of the Fund may be more volatile than the performance of funds that focus on types of stocks that have a broader investment style.  The Fund may invest up to 15% of its total assets in U.S. dollar denominated foreign securities and ADRs. Foreign investments involve additional risks such as currency rate fluctuations and the potential for political and economic instability, and different and sometimes less strict financial reporting standards and regulation. The Fund invests a substantial portion of its assets in the stocks of small- and mid-capitalization companies. Small- and mid-capitalization companies often are more volatile and face greater risks than larger, more established companies.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

For information about the performance of the Fund as of the most recent month-end, please call 1-866-44BAIRD or visit www.bairdfunds.com. Mutual fund performance changes over time and current performance may be lower or higher than that stated.

Baird Small/Mid Cap Value Fund
Schedule of Investments, December 31, 2019

Common Stocks

			% of
	Shares	Value	Net Assets
Aerospace & Defense
Astronics Corp.(1)	12,385	$346,161	1.4%
Air Freight & Logistics
Air Transport Services Group, Inc.(1)	24,022	563,556	2.3%
Building Products
Patrick Industries, Inc.	9,421	493,943	2.0%
Commercial Services & Supplies
Deluxe Corp.	10,690	533,645	2.1%
Distributors
LKQ Corp.(1)	16,702	596,261	2.4%
Diversified Consumer Services
OneSpaWorld Holdings Ltd.(2)	40,105	675,369	2.7%
Electrical Equipment
nVent Electric PLC(2)	17,011	435,141	1.7%
Electronic Equipment, Instruments & Components
Dolby Laboratories, Inc. – Class A	9,279	638,395	2.6%
Equity Real Estate Investment Trusts (REITs)
Agree Realty Corp.	9,382	658,335	2.7%
CareTrust REIT, Inc.	33,404	689,125	2.8%
CyrusOne, Inc.	10,310	674,583	2.7%
Healthpeak Properties, Inc.	14,537	501,090	2.0%
National Retail Properties, Inc.	13,590	728,696	2.9%
Physicians Realty Trust	26,079	493,936	2.0%
VICI Properties, Inc.	20,723	529,473	2.1%
		4,275,238	17.2%
Food Products
Lamb Weston Holdings, Inc.	8,789	756,118	3.0%
Gas Utilities
Atmos Energy Corp.	6,757	755,838	3.0%
Southwest Gas Holdings, Inc.	9,675	735,010	3.0%
		1,490,848	6.0%
Health Care Equipment & Supplies
ICU Medical, Inc.(1)	2,672	499,985	2.0%
Health Care Providers & Services
DaVita, Inc.(1)	7,320	549,219	2.2%
Laboratory Corp. of America Holdings(1)	2,887	488,394	2.0%
		1,037,613	4.2%

The accompanying notes are an integral part of these financial statements.

Baird Small/Mid Cap Value Fund
Schedule of Investments, December 31, 2019

Common Stocks (cont.)

			% of
	Shares	Value	Net Assets
Household Durables
ZAGG, Inc.(1)	54,848	$444,817	1.8%
Insurance
American Financial Group, Inc.	7,423	813,932	3.2%
Fidelity National Financial, Inc.	10,825	490,914	2.0%
Old Republic International Corp.	34,435	770,311	3.1%
		2,075,157	8.3%
IT Services
CACI International, Inc.(1)	1,638	409,484	1.7%
Leidos Holdings, Inc.	10,001	978,998	3.9%
Perspecta, Inc.	17,930	474,069	1.9%
VeriSign, Inc.(1)	1,937	373,221	1.5%
		2,235,772	9.0%
Mortgage Real Estate Investment Trusts (REITs)
Blackstone Mortgage Trust, Inc.	20,237	753,221	3.0%
Multi-Utilities
Algonquin Power & Utilities Corp.(2)	35,092	496,552	2.0%
Semiconductors & Semiconductor Equipment
ON Semiconductor Corporation(1)	21,016	512,370	2.1%
Software
Cerence, Inc.(1)	15,266	345,470	1.4%
j2 Global, Inc.	7,526	705,261	2.8%
		1,050,731	4.2%
Thrifts & Mortgage Finance
Axos Financial, Inc.(1)	22,063	668,068	2.7%
Essent Group Ltd.(2)	14,657	762,016	3.1%
Merchants Bancorp	25,215	496,988	2.0%
Meta Financial Group, Inc.	24,125	880,803	3.5%
NMI Holdings, Inc.(1)	15,075	500,189	2.0%
		3,308,064	13.3%
Wireless Telecommunication Services
Boingo Wireless, Inc.(1)	51,240	561,078	2.3%
Total Common Stocks
(Cost $20,146,716)		23,780,035	95.6%

The accompanying notes are an integral part of these financial statements.

Baird Small/Mid Cap Value Fund
Schedule of Investments, December 31, 2019

Short-Term Investment

			% of
	Shares	Value	Net Assets
Money Market Mutual Fund
First American Government
Obligations Fund, Class U, 1.53%(3)	1,059,928	$1,059,928	4.2%
Total Short-Term Investment
(Cost $1,059,928)		1,059,928	4.2%
Total Investments
(Cost $21,206,644)		24,839,963	99.8%
Other Assets in Excess of Liabilities		46,914	0.2%
TOTAL NET ASSETS		$24,886,877	100.0%
Notes to Schedule of Investments
(1)	Non-Income Producing.
(2)	Foreign Security.
(3)	7-Day Yield.

Industry classifications shown in the Schedule of Investments are based off of the Global Industry Classification Standard (GICS®).  GICS® was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”).  GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Baird Small/Mid Cap Value Fund
Schedule of Investments, December 31, 2019

Summary of Fair Value Exposure at December 31, 2019

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability.  These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 –	Unadjusted quoted prices in active markets for identical unrestricted securities.
Level 2 –
Other significant observable inputs (including quoted prices for similar securities, quoted prices in inactive markets, dealer indications, interest rates, yield curves, prepayment speeds, credit risk, default rates, inputs corroborated by observable market data, etc.).

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions about the factors that market participants would use in valuing the security) based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2019:

	Level 1	Level 2	Level 3	Total
Equity
Common Stocks	$23,780,035	$—	$—	$23,780,035
Total Equity	23,780,035	—	—	23,780,035
Short-Term Investment
Money Market Mutual Fund	1,059,928	—	—	1,059,928
Total Short-Term Investment	1,059,928	—	—	1,059,928
Total Investments*	$24,839,963	$—	$—	$24,839,963

*	Additional information regarding the industry classifications of these investments is disclosed in the Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy. There were no transfers into or out of Level 3 during the reporting period, as compared to the security classifications from the prior year’s annual report. See the Fund’s Valuation Policy in Note 2a to the financial statements.

The accompanying notes are an integral part of these financial statements.

Baird SmallCap Value Fund
December 31, 2019 (Unaudited)

Portfolio Manager’s Commentary

Market participants dusted off their party hats early to celebrate the beginning of a new decade.  Equity indices posted strong returns for the year, with large company stocks, companies that lose money and low quality businesses leading the charge, particularly in the fourth quarter of 2019.  Large purchases of passively-managed ETFs during the fall of 2019 made it tough for active small cap managers to keep up with benchmarks, and the average actively-managed fund in only one of the nine Lipper style boxes (Small Growth) beat its benchmark for the year.

Despite a heroic effort by value stocks in December, growth stocks generally outperformed value stocks again for the third straight year and eight of the past ten.  Perhaps 2020 will break the streak as the Russell 2000® Value Index earnings are forecasted in Factset to grow 16.7% versus 11.2% for the Russell 2000® Growth Index.  Even better news for value-focused investors is that, although the forward price/earnings ratio for the Russell 2000® Growth Index is 26.7 (the highest since December 2001), that ratio for the Russell 2000® Value Index is comparatively lower at 15.6, a 21% discount to average.  In other words, value stocks appear less expensive with better growth prospects.

In addition to the trends above, another significant macro trend negatively influencing returns for the Baird SmallCap Value and Baird Small/Mid Cap Value Funds for the year was the outperformance of low quality businesses.  Although this bias was inconsistent throughout the year, the strong outperformance of low quality businesses at year-end overwhelmed countertrends earlier in the year.  Given our investment philosophy which favors higher quality (as defined by return on equity, cash flow and earnings persistence), this market prejudice for low quality created a strong headwind.  Relative valuations (as measured by price-to-sales and price-to-book) are the most compelling they have been in over 18 years for high quality stocks, which we believe make them ripe for a snapback.

Portfolio Highlights

For the year ended December 31, 2019, the Baird SmallCap Value Fund Institutional Class posted a total return of 18.40% as compared to 22.39% return for the Russell 2000® Value Index, the Fund’s benchmark.

Significant contributors to the Fund’s relative and absolute performance for the year include the following:

•
The Fund’s Industrials position, while posting positive returns, underperformed the benchmark sector returns.  Exposure to international shipping via Atlas Air and the Boeing 737 Max debacle negatively impacted the Fund’s positions in Atlas Air and Astronics, respectively.

•
The Fund’s intentional underweight to the Energy sector boosted performance as it was the worst performing sector in the Russell 2000® Value Index, down 14%.  The Energy positions held by the Fund for a portion of the year further added to performance, including Select Energy (up 73% for the year) and Solaris Oilfield Infrastructure (up 19% for the year).

•
The Fund’s long-time holding, Boingo Wireless, suffered a serious decline during the third quarter of the year.  The company did lower EBITDA guidance roughly 10% due to the re-amoritization over a longer time period of some large contracts that were renewed.  However, the stock suffered a disproportionate decline due to  stock sales by a very large institutional investor.  We continue to have confidence in management and the business, which we believe is well positioned to take advantage of growing data traffic.

•
The Fund’s exposure to the Financial sector, which is the Fund’s largest sector exposure, meaningfully outperformed the Financial sector holdings of the benchmark, with a return of 43% versus 23% for the Russell 2000® Value Index.  Holdings such as Meta Financial (up 90% for the year), NMI Holdings (up 86% for the year) and Essent Group (up 53% for the year) fueled the Fund’s returns.

•
ICU Medical, a position that has been in the Fund since inception, had a disappointing second quarter earnings report.  The stock remains a winner since the Fund first purchased the stock despite an 18% decline for the year.  We remain optimistic on the business and management’s actions to resolve current issues.

Baird SmallCap Value Fund
December 31, 2019 (Unaudited)

•
The Fund’s Technology, Real Estate and Utility holdings all contributed positively to the Fund’s absolute return for the year, posting gains of 44%, 27% and 29% respectively.  Standout contributors to positive performance include Cypress Semiconductor, CACI International, and Algonquin Power.

Guide points seem to signal that we are in the late innings of this economic cycle, which we believe calls for more defensive posturing. As such, we have raised the Fund’s exposure to Real Estate Investment Trusts, Utilities, and companies with exceptionally stable cash flows.  To fund new purchases, we trimmed holdings in some stocks where our investment thesis had played out and rewarded us with higher stock prices, primarily in the Industrial and Information Technology sectors.

Michelle Stevens, CFA
Portfolio Manager

Baird SmallCap Value Fund
December 31, 2019 (Unaudited)

Portfolio Characteristics

A December 31, 2019 summary of the Fund’s top 10 holdings and equity sector analysis compared to the Russell 2000® Value Index is shown below.

Top 10 Holdings(1)			Equity Sector Analysis(2)

Meta Financial Group, Inc.	4.3%
j2 Global, Inc.	4.2%
NMI Holdings, Inc.	3.9%
CACI International, Inc.	3.7%
Agree Realty Corp.	3.6%
Southwest Gas Holdings, Inc.	3.6%
Atlantica Yield PLC	3.6%
Blackstone Mortgage Trust, Inc.	3.5%
ICU Medical, Inc.	3.4%
Axos Financial, Inc.	3.3%

Net Assets:	$33,833,864
Portfolio Turnover Rate:	55%
Number of Equity Holdings:	35

Annualized Portfolio Expense Ratio(3):
Gross
Institutional Class:	1.38%
Investor Class:	1.63%	(4)

Net
Institutional Class:	0.95%
Investor Class:	1.20%	(4)

(1)
The Fund’s portfolio composition is subject to change and there is no assurance that the Fund will continue to hold any particular security.  Percentages shown relate to the Fund’s total net assets as of December 31, 2019.

(2)	Percentages shown in parentheses relate to the Fund’s total value of investments as of December 31, 2019, and may not add up to 100% due to rounding.
(3)
Reflects expense ratios as stated in the Fund’s current prospectus.  The Advisor has contractually agreed to limit the Fund’s total annual fund operating expenses to 0.95% of average daily net assets for the Institutional Class shares and 1.20% of average daily net assets for the Investor Class shares, at least through April 30, 2021.

(4)	Includes 0.25% 12b-1 fee.

Baird SmallCap Value Fund
December 31, 2019 (Unaudited)

Institutional Class
Value of a $25,000 Investment

Growth of a hypothetical investment of $25,000 made on the Fund’s inception date (05/01/12), assuming reinvestment of all distributions.

Investor Class
Value of a $10,000 Investment

Growth of a hypothetical investment of $10,000 made on the Fund’s inception date (05/01/12), assuming reinvestment of all distributions.

Baird SmallCap Value Fund
December 31, 2019 (Unaudited)

Total Returns

		Average Annual
				Since
For the Periods Ended December 31, 2019	One Year	Three Years	Five Years	Inception(1)
Institutional Class Shares	18.40%	5.30%	4.99%	8.38%
Investor Class Shares	18.19%	5.06%	4.73%	8.12%
Russell 2000® Value Index(2)	22.39%	4.77%	6.99%	10.22%

(1)	For the period from May 1, 2012 (inception date) through December 31, 2019.
(2)
The Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values. This index does not reflect any deduction for fees, expenses or taxes. A direct investment in the index is not possible.

The line graphs on the previous page and the returns shown in the table above reflect reinvestment of dividends and/or capital gains distributions in additional shares. The returns in the graphs and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect the actual performance for each period and do not include the impact of trades executed on the last business day of the period that were recorded on the first business day of the next period.

The gross expense ratio for each Class, as reflected in the Fund’s current prospectus, is set forth under “Portfolio Characteristics”.

The Fund focuses on small cap value style stocks and therefore the performance of the Fund may be more volatile than the performance of funds that focus on types of stocks that have a broader investment style.  The Fund may invest up to 15% of its total assets in U.S. dollar denominated foreign securities and ADRs. Foreign investments involve additional risks such as currency rate fluctuations and the potential for political and economic instability, and different and sometimes less strict financial reporting standards and regulation. The Fund invests a substantial portion of its assets in the stocks of small-capitalization companies. Small-capitalization companies often are more volatile and face greater risks than larger, more established companies.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

For information about the performance of the Fund as of the most recent month-end, please call 1-866-44BAIRD or visit www.bairdfunds.com. Mutual fund performance changes over time and current performance may be lower or higher than that stated.

Baird SmallCap Value Fund
Schedule of Investments, December 31, 2019

Common Stocks

			% of
	Shares	Value	Net Assets
Aerospace & Defense
Astronics Corp.(1)	20,665	$577,587	1.7%
Air Freight & Logistics
Air Transport Services Group, Inc.(1)	41,877	982,434	2.9%
Banks
Preferred Bank	16,289	978,806	2.9%
Biotechnology
Eagle Pharmaceuticals, Inc.(1)	10,693	642,435	1.9%
Building Products
Patrick Industries, Inc.	14,797	775,807	2.3%
Commercial Services & Supplies
Deluxe Corp.	14,996	748,600	2.2%
Construction & Engineering
Construction Partners, Inc.(1)	45,437	766,522	2.3%
Diversified Consumer Services
OneSpaWorld Holdings Ltd.(2)	66,791	1,124,760	3.3%
Electrical Equipment
nVent Electric PLC(2)	34,341	878,443	2.6%
Electronic Equipment, Instruments & Components
Dolby Laboratories, Inc. – Class A	10,300	708,640	2.1%
Equity Real Estate Investment Trusts (REITs)
Agree Realty Corp.	17,471	1,225,940	3.6%
CareTrust REIT, Inc.	47,553	981,018	2.9%
CyrusOne, Inc.	14,609	955,867	2.9%
Essential Properties Realty Trust, Inc.	30,315	752,115	2.2%
Physicians Realty Trust	58,686	1,111,513	3.3%
		5,026,453	14.9%
Gas Utilities
Southwest Gas Holdings, Inc.	16,111	1,223,953	3.6%
Health Care Equipment & Supplies
Hill-Rom Holdings, Inc.	3,452	391,906	1.1%
ICU Medical, Inc.(1)	6,112	1,143,677	3.4%
		1,535,583	4.5%
Hotels, Restaurants & Leisure
Churchill Downs, Inc.	4,350	596,820	1.8%
Household Durables
ZAGG, Inc.(1)	104,014	843,554	2.5%

The accompanying notes are an integral part of these financial statements.

Baird SmallCap Value Fund
Schedule of Investments, December 31, 2019

Common Stocks (cont.)

			% of
	Shares	Value	Net Assets
Independent Power and Renewable Electricity Producers
Atlantica Yield PLC(2)	46,246	$1,220,432	3.6%
Insurance
First American Financial Corp.	8,237	480,382	1.4%
IT Services
CACI International, Inc.(1)	5,019	1,254,700	3.7%
Perspecta, Inc.	35,718	944,384	2.8%
		2,199,084	6.5%
Mortgage Real Estate Investment Trusts (REITs)
Blackstone Mortgage Trust, Inc.	31,740	1,181,363	3.5%
Multi-Utilities
Algonquin Power & Utilities Corp.(2)	61,166	865,499	2.6%
Software
Cerence, Inc.(1)	25,872	585,483	1.7%
j2 Global, Inc.	15,115	1,416,427	4.2%
		2,001,910	5.9%
Technology Hardware, Storage & Peripherals
Immersion Corp.(1)	63,964	475,252	1.4%
Thrifts & Mortgage Finance
Axos Financial, Inc.(1)	37,146	1,124,781	3.3%
Essent Group Ltd.(2)	20,032	1,041,464	3.1%
Merchants Bancorp	38,712	763,013	2.2%
Meta Financial Group, Inc.	39,573	1,444,810	4.3%
NMI Holdings, Inc.(1)	39,842	1,321,958	3.9%
		5,696,026	16.8%
Wireless Telecommunication Services
Boingo Wireless, Inc.(1)	98,547	1,079,090	3.2%
Total Common Stocks
(Cost $26,058,333)		32,609,435	96.4%

The accompanying notes are an integral part of these financial statements.

Baird SmallCap Value Fund
Schedule of Investments, December 31, 2019

Short-Term Investment

			% of
	Shares	Value	Net Assets
Money Market Mutual Fund
First American Government
Obligations Fund, Class U, 1.53%(3)	1,252,111	$1,252,111	3.7%
Total Short-Term Investment
(Cost $1,252,111)		1,252,111	3.7%
Total Investments
(Cost $27,310,444)		33,861,546	100.1%
Liabilities in Excess of Other Assets		(27,682)	(0.1)%
TOTAL NET ASSETS		$33,833,864	100.0%
Notes to Schedule of Investments
(1)	Non-Income Producing.
(2)	Foreign Security.
(3)	7-Day Yield.

Industry classifications shown in the Schedule of Investments are based off of the Global Industry Classification Standard (GICS®).  GICS® was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”).  GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Baird SmallCap Value Fund
Schedule of Investments, December 31, 2019

Summary of Fair Value Exposure at December 31, 2019

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability.  These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 –	Unadjusted quoted prices in active markets for identical unrestricted securities.
Level 2 –
Other significant observable inputs (including quoted prices for similar securities, quoted prices in inactive markets, dealer indications, interest rates, yield curves, prepayment speeds, credit risk, default rates, inputs corroborated by observable market data, etc.).

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions about the factors that market participants would use in valuing the security) based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2019:

	Level 1	Level 2	Level 3	Total
Equity
Common Stocks	$32,609,435	$—	$—	$32,609,435
Total Equity	32,609,435	—	—	32,609,435
Short-Term Investment
Money Market Mutual Fund	1,252,111	—	—	1,252,111
Total Short-Term Investment	1,252,111	—	—	1,252,111
Total Investments*	$33,861,546	$—	$—	$33,861,546

*	Additional information regarding the industry classifications of these investments is disclosed in the Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy. There were no transfers into or out of Level 3 during the reporting period, as compared to the security classifications from the prior year’s annual report. See the Fund’s Valuation Policy in Note 2a to the financial statements.

The accompanying notes are an integral part of these financial statements.

Chautauqua International Growth Fund
December 31, 2019 (Unaudited)

Portfolio Manager’s Commentary

Review

For 2019, the Chautauqua International Growth Fund appreciated and outperformed its benchmark, the MSCI ACWI ex USA Index (ND). In some ways, 2019 stood in stark contrast to 2018 and in many other ways, things remain the same. Equity markets rose universally around the world by country, investment style and economic sector. The appreciation was not driven by accelerating growth in profits, but ever higher valuations investors were willing to pay for profits. This valuation multiple expansion has everything to do with continued and expanded monetary stimulus. Inflation remained at very low levels, so most central bankers have used this opportunity to continue and, in some cases, increase their bond purchases. Moreover, some central banks, notably the United States (U.S.) Federal Reserve (the Fed), pivoted back to rate cuts even though the U.S. economy was not in recession.

At the end of 2019, the global expansion was more than 10 years old. This is extraordinarily long. Gone is the inventory rebuild and pent up demand following the great financial recession of 2008 and 2009. What has fueled this growth is the increased government spending and resulting indebtedness and artificially low interest rates. 2019 was a year of increased geopolitical uncertainty. The Trump administration’s trade wars with allies and adversaries alike have weighed on business planning and overall economic growth. Despite this, we believe U.S. consumers remain optimistic. There is a clear demarcation between sentiment by producers and consumers. Global growth may continue with further growth in consumption or with increased fiscal stimulus, but we believe it is easier to imagine the possibility of more negative surprises than positive.

Except for one notable exception, increased support for a Boris Johnson-led Conservative government in the United Kingdom (UK), it was a rough year for most world leaders as many were seen to be losing their grip on power. It was a challenging year for leaders in Austria, Canada, Germany, Israel, Italy, South Africa and Spain, where each has had to build coalitions among unusual partners to retain power. Protests raged in Chile, Ecuador, France, Hong Kong and Venezuela. Leaders in Algeria, Bolivia, Iraq and Sudan quit under protest. In the U.S., the House of Representatives has impeached the president. Widespread turmoil is not compatible with long-term planning. Climate change and extreme weather have rocketed to the top of “concerns” lists, as evidence mounts that the problems are serious and imminent.

Portfolio Highlights

As a component of the MSCI ACWI ex USA Index, growth style holdings dramatically outperformed value style holdings in 2019. The very best returns were achieved in economically sensitive sectors such as information technology, consumer discretionary and industrials. The lowest return sector (still up 14% in the MSCI All Country World Index) was energy. In terms of markets by country, it is hard to discern a single trend from 2019. Among the best performers, some were “risk-on” countries, such as Greece and Russia. Some were safer places, such as Canada, Denmark, Netherlands and Switzerland. Some were small, such as Ireland and Taiwan, and at the other end of the continuum, large, such as the U.S. The poorest performers were two very large and relatively fast-growing emerging market countries, namely India and Indonesia. Hong Kong, under persistent protest, was also an underperforming market. What can one make of this? The explanation has more to do with relative performance in the prior period. Generally, markets that had substantial declines in 2018 rallied back, and those that rallied experienced profit taking.

Volatility was generally subdued in 2019. This created a bit of a challenge for the portfolio managers of Chautauqua Capital Management, a division of Robert W. Baird & Co. Incorporated (Chautauqua Capital). We tend to do better when we can exploit price anomalies when volatility presents a gap between the current price and the intrinsic value we calculate for an operating business. Nevertheless, we were able to take advantage of oversold opportunities that occurred through the fourth quarter of 2018. Our portfolio adjustments made during what appeared to be an irrational response to the Fed’s move to a neutral position late in 2018 served us well in 2019. For example, through the first four months of 2019, the Fund’s Institutional Class Shares appreciated nearly 20%, while the benchmark was up under 13%. We subsequently made adjustments to protect

Chautauqua International Growth Fund
December 31, 2019 (Unaudited)

those gains in the face of economic data that suggested broad economic weakness. As we closed out 2019, we adjusted the Fund to emphasize investments that we believed would be better positioned to deliver superior returns in a more challenging economic environment. Specifically, we continue to emphasize the securities of companies that are mission critical to their customers. This ranges from companies that produce unique life saving or life extending drugs to technology companies that enable their customers to save money. The advantaged companies we invest in typically are industry leaders who possess strong brands and have pricing power. We also invest with companies that have amassed process advantages that enable them to offer their products more cheaply while generating strong growth and a high level of profitability.

The Fund typically holds a limited number of companies (25 to 35) invested primarily in equity securities of non-U.S. companies with medium to large market capitalizations. Detailed attribution for 2019 showed that the Fund benefited greatly from an overweight exposure to information technology. This sector is often rich with investment opportunities into companies that are high value added and have the potential to grow total addressable markets by offering new products, processes and simply by improving the way things are done. In the aftermath of the 2018 sell-off, several of our favorite positions were selling at compelling prices. Accordingly, we made additions to Alibaba, Genmab, Keyence, Bank Rakyat and Naspers. Overall, our security selection effect was positive, but currencies were a drag on performance as the U.S. dollar, due to our higher yields on government debt, rallied versus most foreign currencies. Although the Fund benefited from a low exposure to the energy sector, the Fund’s holdings in energy service companies, Core Labs and Schlumberger, underperformed the benchmark return for the sector. By region, our allocation and selection effects were positive except for companies that are headquartered in Canada. The Fund’s overall return was comparable to the Canadian market return but our selections there were inferior. The biggest contributing holdings were Tal Education, ASML, AMS, Alibaba and Temenos. The Fund’s biggest detracting holdings were Wirecard, Core Labs, Sinopharm, Pirelli and BYD. During the year, we initiated positions in the stock of some defensive but steadily growing businesses. These were Constellation Software, Tata Consultancy and Waste Connections. We retained a position in Prosus, which was spun out from an investment in Naspers. We also eliminated investments in Amore Pacific, CI Financial, Schlumberger and Toronto Dominion Bank.

As of year-end, the Fund displayed the typical characteristics of high growth and profitability while carrying less debt. As one would expect, the Fund traded at a premium valuation; however, when adjusted for growth via a PEG ratio (price to earnings ratio/earnings growth rate), the Fund traded at a steep discount to the broad market as of December 31, 2019.

Outlook

What can we expect in 2020? It may be another year of stark contrast while much remains the same. On the economic side, continued reliance on monetary stimulation has been building excesses that could prove harmful in the future. Early in the expansion, cheap loans were vital to businesses and consumers that needed to restructure their balance sheets. Lately, this cheap debt has fueled share buy-backs and takeovers that are not necessarily contributory to economic health. Are stocks a good value here? Stocks may be fairly valued based on the risk-free rate that is close to zero, and in some countries, interest rates are nominally negative. But if interest rates were trading in a normal relationship to inflation, all financial assets would be historically expensive. Can we expect central bankers to keep interest rates low? It seems so. There’s little rationale for the recession-fighting level of interest rates and bond-buying activities, but if central bankers were to take the life support away, financial markets would likely convulse. This is especially true given the amount of government debt that has been issued. Governments in the industrialized world and China are facing demographic futures that point to an ever greater need to fund earned benefit programs for an ever-aging population. Abandoned aggressive monetary accommodation and the cost of servicing existing debt would crowd out these economies’ ability to fund support for the aged. So, our guess is that secular stagnation continues as the new normal.  Many serious geopolitical uncertainties remain and undoubtedly, new ones will arise. How they fester or get resolved will likely deliver volatility to the financial markets. As a result, for the world equity markets, 2020 may be a year of stark contrasts versus the returns achieved in 2019 while economic policies remain the same.

Chautauqua International Growth Fund
December 31, 2019 (Unaudited)

In addition, unpredictable factors like the outbreak and spread of the Coronavirus may roil markets. The uncertainty around how and when this is contained will likely shake investor confidence. Rather than try to predict an outcome as a small and effective investment team we will address information and market opportunities as they unfold.

At Chautauqua Capital we will continue to do what we do best. That is, to construct and manage a concentrated and conviction-weighted set of investments in advantaged companies that trade at attractive valuations and benefit from long-term secular trends. In 2020, we will need to be ever vigilant to ensure that we maintain an understanding advantage to properly execute trades as opportunities present themselves.

During the year, Dan Boston left Chautauqua Capital as his family needed to relocate far from our Boulder, Colorado office. Shortly thereafter, Nate Velarde joined our team. Nate initially began his investment career at TCW where he worked with Brian Beitner and Haicheng Li. Upon leaving TCW, Nate worked at divisions of Nuveen in California and for PIMCO in London. In addition to his 18 years of experience, he holds an MBA from the University of Chicago and recently received a master’s degree in Data Science from the University of California, Berkeley. We are delighted that he agreed to move his family to Colorado and join us.

Respectfully Submitted,

Brian Beitner, CFA
Portfolio Manager

Chautauqua International Growth Fund
December 31, 2019 (Unaudited)

Portfolio Characteristics

A December 31, 2019 summary of the Fund’s top 10 holdings and equity sector analysis compared to the MSCI ACWI ex USA Index is shown below.

Top 10 Holdings(1)

TAL Education Group	6.1%	Net Assets:	$174,169,166
Novo Nordisk A/S	5.9%	Portfolio Turnover Rate:	31%
Genmab A/S	5.5%	Number of Equity Holdings:	28
Alibaba Group Holding Ltd.	5.1%
HDFC Bank Ltd.	4.9%	Annualized Portfolio Expense Ratio(3):
ASML Holding NV	4.9%	Gross
Bank Rakyat Indonesia Persero Tbk PT	4.8%	Institutional Class:	1.02%
DBS Group Holdings Ltd.	4.8%	Investor Class:	1.27%	(4)
Temenos Group AG	4.2%
Wirecard AG	4.1%	Net
		Institutional Class:	0.80%
		Investor Class:	1.05%	(4)

Equity Sector Analysis(2)		Country Allocation(2)

(1)
The Fund’s portfolio composition is subject to change and there is no assurance that the Fund will continue to hold any particular security.  Percentages shown relate to the Fund’s total net assets as of December 31, 2019.

(2)	Percentages shown in parentheses relate to the Fund’s total value of investments as of December 31, 2019, and may not add up to 100% due to rounding.
(3)
Reflects expense ratios as stated in the Fund’s current prospectus.  The Advisor has contractually agreed to limit the Fund’s total annual fund operating expenses to 0.80% of average daily net assets for the Institutional Class shares and 1.05% of average daily net assets for the Investor Class shares, at least through April 30, 2021.

(4)	Includes 0.25% 12b-1 fee.

Chautauqua International Growth Fund
December 31, 2019 (Unaudited)

Institutional Class
Value of a $25,000 Investment

Growth of a hypothetical investment of $25,000 made on the Fund’s inception date (04/15/16), assuming reinvestment of all distributions.

Investor Class
Value of a $10,000 Investment

Growth of a hypothetical investment of $10,000 made on the Fund’s inception date (04/15/16), assuming reinvestment of all distributions.

Chautauqua International Growth Fund
December 31, 2019 (Unaudited)

Total Returns

		Average Annual
			Since
For the Periods Ended December 31, 2019	One Year	Three Years	Inception(1)
Institutional Class Shares	26.72%	12.73%	8.87%
Investor Class Shares	26.42%	12.45%	8.62%
MSCI ACWI ex USA Index(2)	21.51%	9.87%	8.77%

(1)	For the period from April 15, 2016 (inception date) through December 31, 2019.
(2)
The MSCI ACWI ex USA Index is a market-capitalization-weighted index maintained by MSCI, Inc. and designed to provide a broad measure of stock performance throughout the world, with the exception of U.S.-based companies. The MSCI ACWI ex USA Index includes both developed and emerging markets.  This index does not reflect any deduction for fees, expenses or taxes. A direct investment in the index is not possible.

The line graphs on the previous page and the returns shown in the table above reflect reinvestment of dividends and/or capital gains distributions in additional shares. The returns in the graphs and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect the actual performance for each period and do not include the impact of trades executed on the last business day of the period that were recorded on the first business day of the next period.

The gross expense ratio for each Class, as reflected in the Fund’s current prospectus, is set forth under “Portfolio Characteristics”.

The Fund focuses on both U.S. and non-U.S. stocks with medium to large market capitalizations and therefore the performance of the Fund may be more volatile than the performance of funds that focus on types of stocks that have a broader investment style.  Under normal market conditions, the Fund will invest at least 65% of its total assets in non-U.S. companies. Foreign investments involve additional risks such as currency rate fluctuations and the potential for political and economic instability, and different and sometimes less strict financial reporting standards and regulation.  In January 2020, the United Kingdom (UK) left the European Union (EU) in response to the 2016 Brexit referendum.  There is significant market uncertainty regarding Brexit’s ramifications, and the range of possible political, regulatory, economic, and market outcomes are difficult to predict. The negative impact could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on Europe for their business activities and revenues. Other geopolitical events may also cause market disruptions.  The portfolio manager for the Fund has over 30 years of experience investing in the global markets and will attempt to minimize the negative impact of these events.  However, it is possible that geopolitical events could have an adverse effect on the value of the Fund’s investments.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

For information about the performance of the Fund as of the most recent month-end, please call 1-866-44BAIRD or visit www.bairdfunds.com. Mutual fund performance changes over time and current performance may be lower or higher than that stated.

Chautauqua International Growth Fund
Schedule of Investments, December 31, 2019

Common Stocks

			% of
	Shares	Value	Net Assets
Application Software
Atlassian Corp. PLC (Australia)(1)	19,787	$2,381,168	1.4%
Temenos Group AG (Switzerland)(2)	46,148	7,300,122	4.2%
		9,681,290	5.6%
Asset Management & Custody Banks
Julius Baer Group Ltd. (Switzerland)(2)	82,019	4,228,319	2.4%
Automobile Manufacturers
BYD Co. Ltd. (China)(2)	301,109	1,501,726	0.9%
Biotechnology
Genmab A/S (Denmark)(1)(2)	42,758	9,509,532	5.5%
Data Processing & Outsourced Services
Wirecard AG (Germany)(2)	59,287	7,100,812	4.1%
Diversified Banks
Bank Rakyat Indonesia Persero Tbk PT (Indonesia)(2)	26,415,655	8,361,240	4.8%
DBS Group Holdings Ltd. (Singapore)(2)	428,327	8,258,676	4.8%
		16,619,916	9.6%
Diversified Support Services
Recruit Holdings Co. Ltd. (Japan)(2)	117,903	4,416,098	2.5%
Education Services
TAL Education Group – ADR (China)(1)	220,376	10,622,123	6.1%
Electronic Equipment & Instruments
Keyence Corp. (Japan)(2)	10,232	3,592,850	2.1%
Environmental & Facilities Services
Waste Connections, Inc. (Canada)	67,360	6,115,614	3.5%
Healthcare Distributors
Sinopharm Group Co. Ltd. (China)(2)	1,782,692	6,504,846	3.7%
Industrial Machinery
FANUC Corp. (Japan)(2)	16,806	3,103,479	1.8%
Information Technology
Constellation Software, Inc. (Canada)	4,408	4,281,078	2.5%
Internet & Direct Marketing Retail
Naspers Ltd. (South Africa)(2)	39,395	6,446,874	3.7%
Prosus NV (Netherlands)(1)(2)	35,204	2,634,735	1.5%
		9,081,609	5.2%
Internet Retail
Alibaba Group Holding Ltd. – ADR (China)(1)	41,934	8,894,201	5.1%
Trip.com Group Ltd. – (China)(1)	51,027	1,711,446	1.0%
		10,605,647	6.1%
IT Services
Tata Consultancy Services Ltd. (India)	191,915	5,812,180	3.3%

The accompanying notes are an integral part of these financial statements.

Chautauqua International Growth Fund
Schedule of Investments, December 31, 2019

Common Stocks (cont.)

			% of
	Shares	Value	Net Assets
Oil & Gas Equipment & Services
Core Laboratories NV (Netherlands)	33,603	$1,265,825	0.7%
Pharmaceuticals
Allergan PLC (Ireland)	13,783	2,634,896	1.5%
Novo Nordisk A/S – ADR (Denmark)	178,313	10,320,756	5.9%
		12,955,652	7.4%
Regional Banks
HDFC Bank Ltd. – ADR (India)	135,710	8,599,943	4.9%
Semiconductor Equipment
ASML Holding NV (Netherlands)	29,055	8,598,537	4.9%
Semiconductors
AMS AG (Austria)(1)(2)	102,465	4,159,872	2.4%
Taiwan Semiconductor Manufacturing Co. Ltd. –
ADR (Taiwan)	92,849	5,394,527	3.1%
		9,554,399	5.5%
Tires & Rubber
Pirelli & C SpA (Italy)(2)	792,372	4,573,334	2.6%
Total Common Stocks
(Cost $133,245,458)		158,324,809	90.9%
Short-Term Investment
Money Market Mutual Fund
First American Government
Obligations Fund, Class U, 1.53%(3)	17,040,919	17,040,919	9.8%
Total Short-Term Investment
(Cost $17,040,919)		17,040,919	9.8%
Total Investments
(Cost $150,286,377)		175,365,728	100.7%
Liabilities in Excess of Other Assets		(1,196,562)	(0.7)%
TOTAL NET ASSETS		$174,169,166	100.0%
Notes to Schedule of Investments
(1)	Non-Income Producing.
(2)	Level 2 security – See Note 2a to the financial statements.
(3)	7-Day Yield.
ADR – American Depository Receipt

Industry classifications shown in the Schedule of Investments are based off of the Global Industry Classification Standard (GICS®).  GICS® was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”).  GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Chautauqua International Growth Fund
Schedule of Investments, December 31, 2019

Summary of Fair Value Exposure at December 31, 2019

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability.  These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 –	Unadjusted quoted prices in active markets for identical unrestricted securities.
Level 2 –
Other significant observable inputs (including quoted prices for similar securities, quoted prices in inactive markets, dealer indications, interest rates, yield curves, prepayment speeds, credit risk, default rates, inputs corroborated by observable market data, etc.).

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions about the factors that market participants would use in valuing the security) based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2019:

	Level 1	Level 2	Level 3	Total
Equity
Common Stocks	$76,632,294	$81,692,515	$—	$158,324,809
Total Equity	76,632,294	81,692,515	—	158,324,809
Short-Term Investment
Money Market Mutual Fund	17,040,919	—	—	17,040,919
Total Short-Term Investment	17,040,919	—	—	17,040,919
Total Investments*	$93,673,213	$81,692,515	$—	$175,365,728

*	Additional information regarding the industry classifications of these investments is disclosed in the Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy. There were no transfers into or out of Level 3 during the reporting period, as compared to the security classifications from the prior year’s annual report. See the Fund’s Valuation Policy in Note 2a to the financial statements.

The accompanying notes are an integral part of these financial statements.

Chautauqua Global Growth Fund
December 31, 2019 (Unaudited)

Portfolio Manager’s Commentary

Review

For 2019, the Chautauqua Global Growth Fund appreciated and outperformed its benchmark, the MSCI ACWI Index (ND). In some ways, 2019 stood in stark contrast to 2018 and in many other ways, things remain the same. Equity markets rose universally around the world by country, investment style and economic sector. The appreciation was not driven by accelerating growth in profits, but ever higher valuations investors were willing to pay for profits. This valuation multiple expansion has everything to do with continued and expanded monetary stimulus. Inflation remained at very low levels, so most central bankers have used this opportunity to continue and, in some cases, increase their bond purchases. Moreover, some central banks, notably the United States (U.S.) Federal Reserve (the Fed), pivoted back to rate cuts even though the U.S. economy was not in recession.

At the end of 2019, the global expansion was more than 10 years old. This is extraordinarily long. Gone is the inventory rebuild and pent up demand following the great financial recession of 2008 and 2009. What has fueled this growth is the increased government spending and resulting indebtedness and artificially low interest rates. 2019 was a year of increased geopolitical uncertainty. The Trump administration’s trade wars with allies and adversaries alike have weighed on business planning and overall economic growth. Despite this, we believe U.S. consumers remain optimistic. There is a clear demarcation between sentiment by producers and consumers. Global growth may continue with further growth in consumption or with increased fiscal stimulus, but we believe it is easier to imagine the possibility of more negative surprises than positive.

Except for one notable exception, increased support for a Boris Johnson-led Conservative government in the United Kingdom (UK), it was a rough year for most world leaders as many were seen to be losing their grip on power. It was a challenging year for leaders in Austria, Canada, Germany, Israel, Italy, South Africa and Spain, where each has had to build coalitions among unusual partners to retain power. Protests raged in Chile, Ecuador, France, Hong Kong and Venezuela. Leaders in Algeria, Bolivia, Iraq and Sudan quit under protest. In the U.S., the House of Representatives has impeached the president. Widespread turmoil is not compatible with long-term planning. Climate change and extreme weather have rocketed to the top of “concerns” lists, as evidence mounts that the problems are serious and imminent.

Portfolio Highlights

As a component of the MSCI ACWI Index, growth style holdings dramatically outperformed value style holdings in 2019. The very best returns were achieved in economically sensitive sectors such as information technology, consumer discretionary and industrials. The lowest return sector (still up 14% in the MSCI All Country World Index) was energy. In terms of markets by country, it is hard to discern a single trend from 2019. Among the best performers, some were “risk-on” countries, such as Greece and Russia. Some were safer places, such as Canada, Denmark, Netherlands and Switzerland. Some were small, such as Ireland and Taiwan, and at the other end of the continuum, large, such as the U.S. The poorest performers were two very large and relatively fast-growing emerging market countries, namely India and Indonesia. Hong Kong, under persistent protest, was also an underperforming market. What can one make of this? The explanation has more to do with relative performance in the prior period. Generally, markets that had substantial declines in 2018 rallied back, and those that rallied experienced profit taking.

Volatility was generally subdued in 2019. This created a bit of a challenge for the portfolio managers of Chautauqua Capital Management, a division of Robert W. Baird & Co. Incorporated (Chautauqua Capital). We tend to do better when we can exploit price anomalies when volatility presents a gap between the current price and the intrinsic value we calculate for an operating business. Nevertheless, we were able to take advantage of oversold opportunities that occurred through the fourth quarter of 2018. Our portfolio adjustments made during what appeared to be an irrational response to the Fed’s move to a neutral position late in 2018 served us well in 2019. For example, through the first four months of 2019, the Fund’s Institutional Class Shares appreciated nearly 20%, while the benchmark was up under 13%. We subsequently made adjustments to

Chautauqua Global Growth Fund
December 31, 2019 (Unaudited)

protect those gains in the face of economic data that suggested broad economic weakness. As we closed out 2019, we adjusted the Fund to emphasize investments that we believed would be better positioned to deliver superior returns in a more challenging economic environment. Specifically, we continue to emphasize the securities of companies that are mission critical to their customers. This ranges from companies that produce unique life saving or life extending drugs to technology companies that enable their customers to save money. The advantaged companies we invest in typically are industry leaders who possess strong brands and have pricing power. We also invest with companies that have amassed process advantages that enable them to offer their products more cheaply while generating strong growth and a high level of profitability.

The Fund typically holds a limited number of companies (35 to 45) invested primarily in equity securities of both U.S. and non-U.S. companies with medium to large market capitalizations. Detailed attribution for 2019 showed that the Fund benefited greatly from an overweight exposure to information technology. This sector is often rich with investment opportunities into companies that are high value added and have the potential to grow total addressable markets by offering new products, processes and simply by improving the way things are done. In the aftermath of the 2018 sell-off, several of our favorite positions were selling at compelling prices. Accordingly, we made additions to Atlassian, DBS Group, Nvidia and Naspers. Overall, our security selection effect was positive, but currencies were a drag on performance as the U.S. dollar, due to our higher yields on government debt, rallied versus most foreign currencies. Although the Fund benefited from a low exposure to the energy sector, the Fund’s holdings in energy service companies, Core Labs and Schlumberger, underperformed the benchmark return for the sector. By region, our allocation and selection effects were positive except for companies that are headquartered in Canada. The Fund’s overall return was comparable to the Canadian market return but our selections there were inferior. However, our holdings in the U.S. offset our Canadian positions for an overall positive contribution from the North American region. The biggest contributing holdings were Universal Display, Tal Education, Master Card, Nvidia and AMS. The Fund’s biggest detracting holdings were Wirecard, Core Labs, Sinopharm, Pirelli and BYD. During the year, we initiated positions in the stock of some defensive but steadily growing businesses. These were Constellation Software, Tata Consultancy and Waste Connections. We retained a position in Prosus, which was spun out from an investment in Naspers. And we elected to retain the investment in Bristol Myers that was obtained from their acquisition of Celgene. We also eliminated investments in Amore Pacific, CI Financial, Schlumberger and Toronto Dominion Bank.

As of year-end, the Fund displayed the typical characteristics of high growth and profitability while carrying less debt. As one would expect, the Fund traded at a premium valuation; however, when adjusted for growth via a PEG ratio (price to earnings ratio/earnings growth rate), the Fund traded at a steep discount to the broad market as of December 31, 2019.

Outlook

What can we expect in 2020? It may be another year of stark contrast while much remains the same. On the economic side, continued reliance on monetary stimulation has been building excesses that could prove harmful in the future. Early in the expansion, cheap loans were vital to businesses and consumers that needed to restructure their balance sheets. Lately, this cheap debt has fueled share buy-backs and takeovers that are not necessarily contributory to economic health. Are stocks a good value here? Stocks may be fairly valued based on the risk-free rate that is close to zero, and in some countries, interest rates are nominally negative. But if interest rates were trading in a normal relationship to inflation, all financial assets would be historically expensive. Can we expect central bankers to keep interest rates low? It seems so. There’s little rationale for the recession-fighting level of interest rates and bond-buying activities, but if central bankers were to take the life support away, financial markets would likely convulse. This is especially true given the amount of government debt that has been issued. Governments in the industrialized world and China are facing demographic futures that point to an ever greater need to fund earned benefit programs for an ever-aging population. Abandoned aggressive monetary accommodation and the cost of servicing existing debt would crowd out these economies’ ability to fund support for the aged. So, our guess is that secular stagnation continues as the new normal.

Chautauqua Global Growth Fund
December 31, 2019 (Unaudited)

Many serious geopolitical uncertainties remain and undoubtedly, new ones will arise. How they fester or get resolved will likely deliver volatility to the financial markets. As a result, for the world equity markets, 2020 may be a year of stark contrasts versus the returns achieved in 2019 while economic policies remain the same.

In addition, unpredictable factors like the outbreak and spread of the Coronavirus may roil markets. The uncertainty around how and when this is contained will likely shake investor confidence. Rather than try to predict an outcome as a small and effective investment team we will address information and market opportunities as they unfold.

At Chautauqua Capital we will continue to do what we do best. That is, to construct and manage a concentrated and conviction-weighted set of investments in advantaged companies that trade at attractive valuations and benefit from long-term secular trends. In 2020, we will need to be ever vigilant to ensure that we maintain an understanding advantage to properly execute trades as opportunities present themselves.

During the year, Dan Boston left Chautauqua Capital as his family needed to relocate far from our Boulder, Colorado office. Shortly thereafter, Nate Velarde joined our team. Nate initially began his investment career at TCW where he worked with Brian Beitner and Haicheng Li. Upon leaving TCW, Nate worked at divisions of Nuveen in California and for PIMCO in London. In addition to his 18 years of experience, he holds an MBA from the University of Chicago and recently received a master’s degree in Data Science from the University of California, Berkeley. We are delighted that he agreed to move his family to Colorado and join us.

Respectfully Submitted,

Brian Beitner, CFA
Portfolio Manager

Chautauqua Global Growth Fund
December 31, 2019 (Unaudited)

Portfolio Characteristics

A December 31, 2019 summary of the Fund’s top 10 holdings and equity sector analysis compared to the MSCI ACWI Index is shown below.

Top 10 Holdings(1)

TAL Education Group	5.9%	Net Assets:	$57,438,201
Genmab A/S	5.1%	Portfolio Turnover Rate:	26%
Novo Nordisk A/S	4.8%	Number of Equity Holdings:	42
HDFC Bank Ltd.	4.1%
Wirecard AG	3.6%	Annualized Portfolio Expense Ratio(3):
DBS Group Holdings Ltd.	3.5%	Gross
Incyte Corp.	3.4%	Institutional Class:	1.29%
Temenos Group AG	3.4%	Investor Class:	1.54%	(4)
Regeneron Pharmaceuticals, Inc.	3.3%
TJX Cos, Inc.	3.2%	Net
		Institutional Class:	0.80%
		Investor Class:	1.05%	(4)

Equity Sector Analysis(2)		Country Allocation(2)

(1)
The Fund’s portfolio composition is subject to change and there is no assurance that the Fund will continue to hold any particular security.  Percentages shown relate to the Fund’s total net assets as of December 31, 2019.

(2)	Percentages shown in parentheses relate to the Fund’s total value of investments as of December 31, 2019, and may not add up to 100% due to rounding.
(3)
Reflects expense ratios as stated in the Fund’s current prospectus.  The Advisor has contractually agreed to limit the Fund’s total annual fund operating expenses to 0.80% of average daily net assets for the Institutional Class shares and 1.05% of average daily net assets for the Investor Class shares, at least through April 30, 2021.

(4)	Includes 0.25% 12b-1 fee.

Chautauqua Global Growth Fund
December 31, 2019 (Unaudited)

Institutional Class
Value of a $25,000 Investment
Growth of a hypothetical investment of $25,000 made on the Fund’s inception date (04/15/16), assuming reinvestment of all distributions.

Investor Class
Value of a $10,000 Investment

Growth of a hypothetical investment of $10,000 made on the Fund’s inception date (04/15/16), assuming reinvestment of all distributions.

Chautauqua Global Growth Fund
December 31, 2019 (Unaudited)

Total Returns

		Average Annual
			Since
For the Periods Ended December 31, 2019	One Year	Three Years	Inception(1)
Institutional Class Shares	30.14%	15.21%	12.39%
Investor Class Shares	29.73%	14.89%	12.11%
MSCI ACWI Index	26.60%	12.44%	11.70%

(1)	For the period from April 15, 2016 (inception date) through December 31, 2019.
(2)
The MSCI ACWI Index is a market-capitalization-weighted index maintained by MSCI, Inc. and designed to provide a broad measure of stock performance throughout the world. The MSCI ACWI Index includes both developed and emerging markets.  This index does not reflect any deduction for fees, expenses or taxes. A direct investment in the index is not possible.

The line graphs on the previous page and the returns shown in the table above reflect reinvestment of dividends and/or capital gains distributions in additional shares. The returns in the graphs and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect the actual performance for each period and do not include the impact of trades executed on the last business day of the period that were recorded on the first business day of the next period.

The gross expense ratio for each Class, as reflected in the Fund’s current prospectus, is set forth under “Portfolio Characteristics”.

The Fund focuses on both U.S. and non-U.S. stocks with medium to large market capitalizations and therefore the performance of the Fund may be more volatile than the performance of funds that focus on types of stocks that have a broader investment style.  Under normal market conditions, the Fund will invest at least 40% of its total assets in non-U.S. companies. Foreign investments involve additional risks such as currency rate fluctuations and the potential for political and economic instability, and different and sometimes less strict financial reporting standards and regulation.  In January 2020, the United Kingdom (UK) left the European Union (EU) in response to the 2016 Brexit referendum.  There is significant market uncertainty regarding Brexit’s ramifications, and the range of possible political, regulatory, economic, and market outcomes are difficult to predict. The negative impact could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on Europe for their business activities and revenues. Other geopolitical events may also cause market disruptions.  The portfolio manager for the Fund has over 30 years of experience investing in the global markets and will attempt to minimize the negative impact of these events.  However, it is possible that geopolitical events could have an adverse effect on the value of the Fund’s investments.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

For information about the performance of the Fund as of the most recent month-end, please call 1-866-44BAIRD or visit www.bairdfunds.com. Mutual fund performance changes over time and current performance may be lower or higher than that stated.

Chautauqua Global Growth Fund
Schedule of Investments, December 31, 2019

Common Stocks

			% of
	Shares	Value	Net Assets
Apparel Retail
TJX Cos, Inc. (United States)	29,700	$1,813,482	3.2%
Application Software
Atlassian Corp. PLC (Australia)(1)	5,404	650,317	1.1%
Temenos Group AG (Switzerland)(2)	12,249	1,937,662	3.4%
		2,587,979	4.5%
Asset Management & Custody Banks
Julius Baer Group Ltd. (Switzerland)(2)	23,438	1,208,297	2.1%
Automobile Manufacturers
BYD Co. Ltd. (China)(2)	96,633	481,939	0.8%
Biotechnology
Genmab A/S (Denmark)(1)(2)	13,247	2,946,180	5.1%
Incyte Corp. (United States)(1)	22,572	1,970,987	3.4%
Regeneron Pharmaceuticals, Inc. (United States)(1)	4,946	1,857,124	3.3%
		6,774,291	11.8%
Data Processing & Outsourced Services
MasterCard, Inc. – Class A (United States)	5,960	1,779,596	3.1%
Wirecard AG (Germany)(2)	17,380	2,081,606	3.6%
		3,861,202	6.7%
Diversified Banks
Bank Rakyat Indonesia Persero Tbk PT (Indonesia)(2)	3,966,105	1,255,375	2.2%
DBS Group Holdings Ltd. (Singapore)(2)	104,710	2,018,939	3.5%
		3,274,314	5.7%
Diversified Support Services
Recruit Holdings Co. Ltd. (Japan)(2)	37,007	1,386,110	2.4%
Education Services
TAL Education Group – ADR (China)(1)	70,149	3,381,182	5.9%
Electronic Equipment & Instruments
Coherent, Inc. (United States)(1)	3,126	520,010	0.9%
Keyence Corp. (Japan)(2)	2,774	974,058	1.7%
Universal Display Corp. (United States)	2,409	496,423	0.9%
		1,990,491	3.5%
Environmental & Facilities Services
Waste Connections, Inc. (Canada)	19,327	1,754,698	3.1%
Healthcare Distributors
Sinopharm Group Co. Ltd. (China)(2)	407,543	1,487,079	2.6%
Industrial Machinery
FANUC Corp. (Japan)(2)	3,958	730,904	1.3%

The accompanying notes are an integral part of these financial statements.

Chautauqua Global Growth Fund
Schedule of Investments, December 31, 2019

Common Stocks (cont.)

			% of
	Shares	Value	Net Assets
Information Technology
Constellation Software, Inc. (Canada)	1,837	$1,784,106	3.1%
Interactive Media & Services
Alphabet, Inc. – Class A (United States)(1)	859	1,150,536	2.0%
Internet & Direct Marketing Retail
Naspers Ltd. (South Africa)(2)	7,972	1,304,593	2.3%
Prosus NV (Netherlands)(1)(2)	7,466	558,770	1.0%
Trip.com Group Ltd. – ADR (China)(1)	11,966	401,340	0.7%
		2,264,703	4.0%
Internet Retail
Alibaba Group Holding Ltd. – ADR (China)(1)	3,124	662,600	1.2%
Amazon.com, Inc. (United States)(1)	628	1,160,444	2.0%
		1,823,044	3.2%
IT Services
Tata Consultancy Services Ltd. (India)	40,492	1,226,307	2.1%
Life Sciences Tools & Services
Illumina, Inc. (United States)(1)	3,732	1,238,054	2.2%
Oil & Gas Equipment & Services
Core Laboratories NV (Netherlands)	11,043	415,990	0.7%
Other Diversified Financial Services
Charles Schwab Corp. (United States)	11,682	555,596	1.0%
Pharmaceuticals
Allergan PLC (Ireland)	2,548	487,101	0.8%
Bristol-Myers Squibb Company (United States)	17,416	1,117,933	1.9%
Novo Nordisk A/S – ADR (Denmark)	47,870	2,770,716	4.8%
		4,375,750	7.5%
Regional Banks
HDFC Bank Ltd. – ADR (India)	37,384	2,369,024	4.1%
SVB Financial Group (United States)(1)	2,120	532,205	0.9%
		2,901,229	5.0%
Semiconductor Equipment
ASML Holding NV (Netherlands)	3,361	994,654	1.7%
Semiconductors
AMS AG (Austria)(1)(2)	28,061	1,139,220	2.0%
Nvidia Corp. (United States)	2,815	662,370	1.2%
Taiwan Semiconductor
Manufacturing Co. Ltd. – ADR (Taiwan)	18,188	1,056,723	1.8%
		2,858,313	5.0%

The accompanying notes are an integral part of these financial statements.

Chautauqua Global Growth Fund
Schedule of Investments, December 31, 2019

Common Stocks (cont.)

			% of
	Shares	Value	Net Assets
Tires & Rubber
Pirelli & C SpA (Italy)(2)	177,507	$1,024,517	1.8%
Total Common Stocks
(Cost $46,022,870)		53,344,767	92.9%
Rights
Pharmaceuticals
Bristol-Myers Squibb Company (United States)(1)	6,411	19,297	0.0%
Total Rights
(Cost $13,655)		19,297	0.0%
Short-Term Investment
Money Market Mutual Fund
First American Government
Obligations Fund, Class U, 1.53%(3)	3,390,427	3,390,427	5.9%
Total Short-Term Investment
(Cost $3,390,427)		3,390,427	5.9%
Total Investments
(Cost $49,426,952)		56,754,491	98.8%
Other Assets in Excess of Liabilities		683,710	1.2%
TOTAL NET ASSETS		$57,438,201	100.0%
Notes to Schedule of Investments
(1)	Non-Income Producing.
(2)	Level 2 security – See Note 2a to the financial statements.
(3)	7-Day Yield.
ADR – American Depository Receipt

Industry classifications shown in the Schedule of Investments are based off of the Global Industry Classification Standard (GICS®).  GICS® was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”).  GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Chautauqua Global Growth Fund
Schedule of Investments, December 31, 2019

Summary of Fair Value Exposure at December 31, 2019

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability.  These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 –	Unadjusted quoted prices in active markets for identical unrestricted securities.
Level 2 –
Other significant observable inputs (including quoted prices for similar securities, quoted prices in inactive markets, dealer indications, interest rates, yield curves, prepayment speeds, credit risk, default rates, inputs corroborated by observable market data, etc.).

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions about the factors that market participants would use in valuing the security) based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2019:

	Level 1	Level 2	Level 3	Total
Equity
Common Stocks	$32,809,518	$20,535,249	$—	$53,344,767
Total Equity	32,809,518	20,535,249	—	53,344,767
Rights
Rights	19,297	—	—	19,297
Total Rights	19,297	—	—	19,297
Short-Term Investment
Money Market Mutual Fund	3,390,427	—	—	3,390,427
Total Short-Term Investment	3,390,427	—	—	3,390,427
Total Investments*	$36,219,242	$20,535,249	$—	$56,754,491

*	Additional information regarding the industry classifications of these investments is disclosed in the Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy. There were no transfers into or out of Level 3 during the reporting period, as compared to the security classifications from the prior year’s annual report. See the Fund’s Valuation Policy in Note 2a to the financial statements.

The accompanying notes are an integral part of these financial statements.

Additional Information on Fund Expenses
December 31, 2019 (Unaudited)

Example

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, such as management fees; distribution and/or service (12b-1) fees; and other fund expenses. With the exception of the Chautauqua International Growth and Chautauqua Global Growth Funds, which charge redemption fees, the Funds do not charge any sales loads, redemption fees or other transaction fees; however, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, the Funds’ transfer agent. If you request that a redemption be made by wire transfer, currently the Funds’ transfer agent charges a $15.00 fee.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (7/1/19 – 12/31/19).

Actual Expenses

The third and fourth columns of the following table provide information about account values based on actual returns and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the fourth column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fifth and sixth columns of the following table provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the sixth column of the table (entitled “Expenses Paid During Period”) is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs could have been higher.

Additional Information on Fund Expenses
December 31, 2019 (Unaudited)

Actual vs. Hypothetical Returns

For the Six Months Ended December 31, 2019

					Hypothetical
					(5% return
			Actual		before expenses)
	Fund’s	Beginning	Ending	Expenses	Ending	Expenses
	Annualized	Account	Account	Paid	Account	Paid
	Expense	Value	Value	During	Value	During
	Ratio(1)	7/1/19	12/31/19	Period(1)	12/31/19	Period(1)
Baird MidCap Fund
Institutional Class	0.82%	$1,000.00	$1,076.80	$4.29	$1,021.07	$4.18
Investor Class	1.07%	$1,000.00	$1,075.70	$5.60	$1,019.81	$5.45

Baird Small/Mid Cap
Growth Fund
Institutional Class	0.85%	$1,000.00	$1,085.90	$4.47	$1,020.92	$4.33
Investor Class	1.10%	$1,000.00	$1,084.30	$5.78	$1,019.66	$5.60

Baird Small/Mid Cap
Value Fund
Institutional Class	0.85%	$1,000.00	$1,042.50	$4.38	$1,020.92	$4.33
Investor Class	1.10%	$1,000.00	$1,040.60	$5.66	$1,019.66	$5.60

Baird SmallCap
Value Fund
Institutional Class	0.95%	$1,000.00	$1,047.50	$4.90	$1,020.42	$4.84
Investor Class	1.20%	$1,000.00	$1,046.30	$6.19	$1,019.16	$6.11

Chautauqua International
Growth Fund
Institutional Class	0.80%	$1,000.00	$1,052.90	$4.14	$1,021.17	$4.08
Investor Class	1.05%	$1,000.00	$1,051.80	$5.43	$1,019.91	$5.35

Chautauqua Global
Growth Fund
Institutional Class	0.80%	$1,000.00	$1,064.00	$4.16	$1,021.17	$4.08
Investor Class	1.05%	$1,000.00	$1,062.50	$5.46	$1,019.91	$5.35

(1)	Expenses are equal to the Fund’s annualized net expense ratio multiplied by the average account value over the period, multiplied by 184 days and divided by 365 to reflect the one-half year period.

Statements of Assets and Liabilities
December 31, 2019

		Baird
	Baird	Small/Mid
	MidCap	Cap Growth
	Fund	Fund
ASSETS:
Investments, at value (cost $1,418,264,067
and $14,829,201, respectively)	$2,111,093,180	$17,650,601
Dividends receivable	467,358	4,815
Interest receivable	61,635	729
Receivable for investments sold	120,724,897	418,341
Receivable for Fund shares sold	15,424,489	827,333
Receivable from Advisor, net (Note 5)	—	17,944
Prepaid expenses and other assets	43,165	37,156
Total assets	2,247,814,724	18,956,919
LIABILITIES:
Payable for securities purchased	—	311,797
Payable for Fund shares redeemed	271,943,467	—
Payable to Advisor, net (Note 5)	1,413,757	—
Payable to Directors	14,648	14,648
Accrued Rule 12b-1 fees (Note 7)	51,074	160
Accrued fund accounting and administration fees	40,536	13,937
Accrued shareholder servicing fees	95,556	1,458
Accrued professional fees	17,903	15,583
Accrued custody fees	4,314	1,511
Line of credit payable (Note 6)	—	23,000
Accrued expenses and other liabilities	71,056	1,973
Total liabilities	273,652,311	384,067
NET ASSETS	$1,974,162,413	$18,572,852
NET ASSETS CONSIST OF:
Paid-in capital	$1,282,514,364	$15,814,915
Total distributable earnings	691,648,049	2,757,937
NET ASSETS	$1,974,162,413	$18,572,852
INSTITUTIONAL CLASS SHARES
Net Assets	$1,825,839,552	$18,285,546
Shares outstanding ($0.01 par value,
unlimited shares authorized)	79,737,647	1,491,956
Net asset value, offering and redemption price per share	$22.90	$12.26
INVESTOR CLASS SHARES
Net Assets	$148,322,861	$287,306
Shares outstanding ($0.01 par value,
unlimited shares authorized)	6,889,569	23,521
Net asset value, offering and redemption price per share	$21.53	$12.21

The accompanying notes are an integral part of these financial statements.

Statements of Assets and Liabilities
December 31, 2019

	Baird
	Small/Mid	Baird
	Cap Value	SmallCap
	Fund	Value Fund
ASSETS:
Investments, at value (cost $21,206,644
and $27,310,444, respectively)	$24,839,963	$33,861,546
Dividends receivable	44,831	67,100
Interest receivable	1,551	2,048
Receivable for investments sold	—	2,431,745
Receivable for Fund shares sold	7,757	—
Receivable from Advisor, net (Note 5)	12,627	5,732
Prepaid expenses and other assets	33,349	12,787
Total assets	24,940,078	36,380,958
LIABILITIES:
Payable for securities purchased	—	2,442,038
Payable for Fund shares redeemed	—	51,103
Payable to Directors	14,648	14,648
Accrued Rule 12b-1 fees (Note 7)	309	800
Accrued fund accounting and administration fees	15,222	15,324
Accrued shareholder servicing fees	2,531	2,806
Accrued professional fees	17,886	17,730
Accrued custody fees	415	169
Accrued expenses and other liabilities	2,190	2,476
Total liabilities	53,201	2,547,094
NET ASSETS	$24,886,877	$33,833,864
NET ASSETS CONSIST OF:
Paid-in capital	$21,691,264	$25,699,724
Total distributable earnings	3,195,613	8,134,140
NET ASSETS	$24,886,877	$33,833,864
INSTITUTIONAL CLASS SHARES
Net Assets	$24,326,525	$32,950,043
Shares outstanding ($0.01 par value,
unlimited shares authorized)	1,974,781	2,064,404
Net asset value, offering and redemption price per share	$12.32	$15.96
INVESTOR CLASS SHARES
Net Assets	$560,352	$883,821
Shares outstanding ($0.01 par value,
unlimited shares authorized)	45,657	55,355
Net asset value, offering and redemption price per share	$12.27	$15.97

The accompanying notes are an integral part of these financial statements.

Statements of Assets and Liabilities
December 31, 2019

	Chautauqua	Chautauqua
	International	Global
	Growth Fund	Growth Fund
ASSETS:
Investments, at value (cost $150,286,377
and $49,426,952, respectively)	$175,365,728	$56,754,491
Foreign currency, at value (cost $445,755
and $170,546, respectively)	444,811	176,311
Dividends receivable	164,087	30,489
Interest receivable	18,943	4,623
Receivable for Fund shares sold	1,295,161	530,708
Receivable from Advisor, net (Note 5)	—	10,242
Prepaid expenses and other assets	15,342	13,878
Total assets	177,304,072	57,520,742
LIABILITIES:
Payable for Fund shares redeemed	3,004,271	21,487
Payable to Advisor, net (Note 5)	49,866	—
Payable to Directors	14,648	14,648
Accrued Rule 12b-1 fees (Note 7)	816	812
Accrued fund accounting and administration fees	18,051	16,720
Accrued shareholder servicing fees	6,379	2,955
Accrued professional fees	19,755	19,876
Accrued custody fees	6,508	2,811
Accrued expenses and other liabilities	14,612	3,232
Total liabilities	3,134,906	82,541
NET ASSETS	$174,169,166	$57,438,201
NET ASSETS CONSIST OF:
Paid-in capital	$156,422,328	$50,264,293
Total distributable earnings	17,746,838	7,173,908
NET ASSETS	$174,169,166	$57,438,201
INSTITUTIONAL CLASS SHARES
Net Assets	$172,674,407	$55,831,321
Shares outstanding ($0.01 par value,
unlimited shares authorized)	13,684,014	3,858,531
Net asset value, offering and redemption price per share	$12.62	$14.47
INVESTOR CLASS SHARES
Net Assets	$1,494,759	$1,606,880
Shares outstanding ($0.01 par value,
unlimited shares authorized)	118,654	111,878
Net asset value, offering and redemption price per share	$12.60	$14.36

The accompanying notes are an integral part of these financial statements.

Statements of Operations
Year Ended December 31, 2019

		Baird
	Baird	Small/Mid
	MidCap	Cap Growth
	Fund	Fund
INVESTMENT INCOME:
Dividends	$13,240,103	$64,670
Interest	1,300,962	11,894
Total investment income	14,541,065	76,564

EXPENSES:
Investment advisory fees (Note 5)	14,689,912	96,378
Shareholder servicing fees	767,355	8,036
Fund accounting and administration fees	178,878	22,222
Federal and state registration	120,743	34,584
Directors fees	70,234	66,089
Reports to shareholders	101,366	2,238
Professional fees	31,929	27,154
Custody fees	26,947	12,800
Interest expense (Note 6)	—	2
Miscellaneous expenses	2,861	369
Rule 12b-1 fees - Investor Class Shares (Note 7)	309,280	308
Total expenses	16,299,505	270,180
Fee waiver by Advisor (Note 5)	—	(160,643)
Net expenses	16,299,505	109,537
NET INVESTMENT LOSS	(1,758,440)	(32,973)

REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments	113,591,259	(32,734)
Net change in unrealized appreciation on investments	445,197,148	3,511,422
Net realized and unrealized gain on investments	558,788,407	3,478,688
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$557,029,967	$3,445,715

The accompanying notes are an integral part of these financial statements.

Statements of Operations
Year Ended December 31, 2019

	Baird
	Small/Mid	Baird
	Cap Value	SmallCap
	Fund	Value Fund
INVESTMENT INCOME:
Dividends (net of issuance fees and/or foreign taxes
withheld of $3,757 and $6,933, respectively)	$387,478	$548,856
Interest	30,555	51,802
Total investment income	418,033	600,658

EXPENSES:
Investment advisory fees (Note 5)	165,957	281,376
Directors fees	70,234	70,250
Fund accounting and administration fees	32,867	33,720
Federal and state registration	31,229	34,354
Professional fees	31,946	33,178
Shareholder servicing fees	15,310	17,267
Reports to shareholders	1,940	2,733
Custody fees	1,551	1,191
Miscellaneous expenses	1,149	1,373
Rule 12b-1 fees – Investor Class Shares (Note 7)	1,121	2,102
Total expenses	353,304	477,544
Fee waiver by Advisor (Note 5)	(164,099)	(160,963)
Net expenses	189,205	316,581
NET INVESTMENT INCOME	228,828	284,077

REALIZED AND UNREALIZED
GAIN ON INVESTMENTS:
Net realized gain on investments	346,989	2,315,161
Net change in unrealized appreciation on investments	2,878,359	2,792,139
Net realized and unrealized gain on investments	3,225,348	5,107,300
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$3,454,176	$5,391,377

The accompanying notes are an integral part of these financial statements.

Statements of Operations
Year Ended December 31, 2019

	Chautauqua	Chautauqua
	International	Global
	Growth Fund	Growth Fund
INVESTMENT INCOME:
Dividends (net of issuance fees and/or foreign taxes
withheld of $203,325 and $46,872, respectively)	$2,098,378	$516,045
Non-cash dividends(1)	2,510,601	609,843
Interest	194,608	57,875
Total investment income	4,803,587	1,183,763

EXPENSES:
Investment advisory fees (Note 5)	1,073,512	363,761
Directors fees	70,257	70,248
Federal and state registration	56,341	45,642
Fund accounting and administration fees	51,341	43,225
Professional fees	34,127	33,890
Shareholder servicing fees	40,389	19,081
Custody fees	37,028	13,782
Reports to shareholders	8,017	3,896
Miscellaneous expenses	4,663	1,265
Rule 12b-1 fees – Investor Class Shares (Note 7)	3,988	2,993
Total expenses	1,379,663	597,783
Fee waiver by Advisor (Note 5)	(230,596)	(206,779)
Net expenses	1,149,067	391,004
NET INVESTMENT INCOME	3,654,520	792,759

REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY TRANSLATION:
Net realized loss on:
Investments	(6,686,742)	(150,109)
Foreign currency translation	(54,570)	(7,475)
Net change in unrealized appreciation on:
Investments	32,738,656	11,317,321
Foreign currency translation	4,879	5,441
Net realized and unrealized gain on investments
and foreign currency translation	26,002,223	11,165,178
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$29,656,743	$11,957,937

(1)	Non-cash dividends are recorded at the fair value of the securities received.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets
Baird MidCap Fund

	Year Ended	Year Ended
	December 31, 2019	December 31, 2018
OPERATIONS:
Net investment loss	$(1,758,440)	$(2,559,945)
Net realized gain on investments	113,591,259	100,449,663
Net change in unrealized appreciation
(depreciation) on investments	445,197,148	(128,172,350)
Net increase (decrease) in net
assets resulting from operations	557,029,967	(30,282,632)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	658,933,497	392,164,539
Shares issued to holders in reinvestment of distributions	92,604,419	66,692,305
Cost of shares redeemed	(650,544,300)	(301,065,629)
Net increase in net assets resulting
from capital share transactions	100,993,616	157,791,215

DISTRIBUTIONS TO SHAREHOLDERS:
Net distributions to shareholders:
Institutional Class	(109,134,740)	(79,739,254)
Investor Class	(7,559,012)	(5,918,540)
Total net distributions to shareholders	(116,693,752)	(85,657,794)

TOTAL INCREASE IN NET ASSETS	541,329,831	41,850,789

NET ASSETS:
Beginning of year	1,432,832,582	1,390,981,793
End of year	$1,974,162,413	$1,432,832,582

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets
Baird Small/Mid Cap Growth Fund

		October 31, 2018^
	Year Ended	through
	December 31, 2019	December 31, 2018
OPERATIONS:
Net investment loss	$(32,973)	$(352)
Net realized loss on investments	(32,734)	(30,729)
Net change in unrealized appreciation
(depreciation) on investments	3,511,422	(690,022)
Net increase (decrease) in net
assets resulting from operations	3,445,715	(721,103)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	9,941,887	8,011,208
Cost of shares redeemed	(2,104,855)	—
Net increase in net assets resulting
from capital share transactions	7,837,032	8,011,208

TOTAL INCREASE IN NET ASSETS	11,282,747	7,290,105

NET ASSETS:
Beginning of period	7,290,105	—
End of period	$18,572,852	$7,290,105

^	Inception was the close of business on October 31, 2018.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets
Baird Small/Mid Cap Value Fund

	Year Ended	Year Ended
	December 31, 2019	December 31, 2018
OPERATIONS:
Net investment income	$228,828	$62,968
Net realized gain (loss) on investments	346,989	(769,328)
Net change in unrealized appreciation
(depreciation) on investments	2,878,359	(2,354,666)
Net increase (decrease) in net
assets resulting from operations	3,454,176	(3,061,026)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	6,171,911	4,915,798
Shares issued to holders in reinvestment of distributions	167,707	57,485
Cost of shares redeemed	(2,097,080)	(1,387,954)
Net increase in net assets resulting
from capital share transactions	4,242,538	3,585,329

DISTRIBUTIONS TO SHAREHOLDERS:
Net distributions to shareholders:
Institutional Class	(208,297)	(66,490)
Investor Class	(3,681)	(916)
Total net distributions to shareholders	(211,978)	(67,406)

TOTAL INCREASE IN NET ASSETS	7,484,736	456,897

NET ASSETS:
Beginning of year	17,402,141	16,945,244
End of year	$24,886,877	$17,402,141

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets
Baird SmallCap Value Fund

	Year Ended	Year Ended
	December 31, 2019	December 31, 2018
OPERATIONS:
Net investment income	$284,077	$100,083
Net realized gain (loss) on investments	2,315,161	(267,801)
Net change in unrealized appreciation
(depreciation) on investments	2,792,139	(5,801,768)
Net increase (decrease) in net
assets resulting from operations	5,391,377	(5,969,486)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	4,097,702	5,898,926
Shares issued to holders in reinvestment of distributions	184,267	1,080,830
Cost of shares redeemed	(5,124,745)	(6,447,965)
Net increase (decrease) in net assets resulting
from capital share transactions	(842,776)	531,791

DISTRIBUTIONS TO SHAREHOLDERS:
Net distributions to shareholders:
Institutional Class	(223,517)	(1,237,636)
Investor Class	(3,885)	(29,670)
Total net distributions to shareholders	(227,402)	(1,267,306)

TOTAL INCREASE (DECREASE) IN NET ASSETS	4,321,199	(6,705,001)

NET ASSETS:
Beginning of year	29,512,665	36,217,666
End of year	$33,833,864	$29,512,665

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets
Chautauqua International Growth Fund

	Year Ended	Year Ended
	December 31, 2019	December 31, 2018
OPERATIONS:
Net investment income	$3,654,520	$450,552
Net realized gain (loss) on investments
and foreign currency translation	(6,741,312)	264,702
Net change in unrealized appreciation (depreciation)
on investments and foreign currency translation	32,743,535	(18,738,448)
Net increase (decrease) in net
assets resulting from operations	29,656,743	(18,023,194)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	77,073,338	48,697,664
Shares issued to holders in reinvestment of distributions	2,901,751	2,166,040
Cost of shares redeemed	(19,364,200)	(18,778,472)
Redemption fees	32,973	20,170
Net increase in net assets resulting
from capital share transactions	60,643,862	32,105,402

DISTRIBUTIONS TO SHAREHOLDERS:
Net distributions to shareholders:
Institutional Class	(3,632,612)	(2,302,815)
Investor Class	(26,317)	(56,232)
Total net distributions to shareholders	(3,658,929)	(2,359,047)

TOTAL INCREASE IN NET ASSETS	86,641,676	11,723,161

NET ASSETS:
Beginning of year	87,527,490	75,804,329
End of year	$174,169,166	$87,527,490

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets
Chautauqua Global Growth Fund

	Year Ended	Year Ended
	December 31, 2019	December 31, 2018
OPERATIONS:
Net investment income	$792,759	$3,536
Net realized gain (loss) on investments
and foreign currency translation	(157,584)	186,416
Net change in unrealized appreciation (depreciation)
on investments and foreign currency translation	11,322,762	(6,873,327)
Net increase (decrease) in net
assets resulting from operations	11,957,937	(6,683,375)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	15,333,359	26,064,150
Shares issued to holders in reinvestment of distributions	688,936	479,031
Cost of shares redeemed	(7,222,512)	(5,699,015)
Redemption fees	3,722	6,311
Net increase in net assets resulting
from capital share transactions	8,803,505	20,850,477

DISTRIBUTIONS TO SHAREHOLDERS:
Net distributions to shareholders:
Institutional Class	(847,342)	(518,434)
Investor Class	(21,289)	(10,060)
Total net distributions to shareholders	(868,631)	(528,494)

TOTAL INCREASE IN NET ASSETS	19,892,811	13,638,608

NET ASSETS:
Beginning of year	37,545,390	23,906,782
End of year	$57,438,201	$37,545,390

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird MidCap Fund – Institutional Class

	Year Ended December 31,
	2019	2018	2017	2016	2015
Per Share Data:
Net asset value, beginning of year	$17.72	$19.16	$15.80	$14.99	$15.57
Income from investment operations:
Net investment loss(1)	(0.02)	(0.03)	(0.03)	(0.02)	(0.03)
Net realized and unrealized
gains (losses) on investments	6.44	(0.30)	4.28	0.83	(0.53)
Total from investment operations	6.42	(0.33)	4.25	0.81	(0.56)
Less distributions:
Distributions from net realized gains	(1.24)	(1.11)	(0.89)	—	(0.02)
Total distributions	(1.24)	(1.11)	(0.89)	—	(0.02)
Net asset value, end of year	$22.90	$17.72	$19.16	$15.80	$14.99
Total return	36.31%	(1.61)%	26.88%	5.40%	(3.59)%
Supplemental data and ratios:
Net assets, end of year (millions)	$1,825.8	$1,337.4	$1,279.6	$1,105.1	$1,035.0
Ratio of expenses to average net assets	0.82%	0.81%	0.83%	0.82%	0.80%
Ratio of expenses to average
net assets (before waivers)	0.82%	0.81%	0.83%	0.82%	0.80%
Ratio of net investment loss
to average net assets	(0.07)%	(0.15)%	(0.17)%	(0.14)%	(0.18)%
Ratio of net investment loss to
average net assets (before waivers)	(0.07)%	(0.15)%	(0.17)%	(0.14)%	(0.18)%
Portfolio turnover rate(2)	43%	38%	45%	57%	53%

(1)	Calculated using average shares outstanding during the year.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and excludes in-kind transactions, where applicable.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird MidCap Fund – Investor Class

	Year Ended December 31,
	2019	2018	2017	2016	2015
Per Share Data:
Net asset value, beginning of year	$16.76	$18.23	$15.10	$14.36	$14.96
Income from investment operations:
Net investment loss(1)	(0.07)	(0.08)	(0.07)	(0.06)	(0.06)
Net realized and unrealized
gains (losses) on investments	6.08	(0.28)	4.09	0.80	(0.52)
Total from investment operations	6.01	(0.36)	4.02	0.74	(0.58)
Less distributions:
Distributions from net realized gains	(1.24)	(1.11)	(0.89)	—	(0.02)
Total distributions	(1.24)	(1.11)	(0.89)	—	(0.02)
Net asset value, end of year	$21.53	$16.76	$18.23	$15.10	$14.36
Total return	35.94%	(1.86)%	26.61%	5.08%	(3.80)%
Supplemental data and ratios:
Net assets, end of year (millions)	$148.3	$95.5	$111.4	$137.2	$184.1
Ratio of expenses to average net assets	1.07%	1.06%	1.08%	1.07%	1.05%
Ratio of expenses to average
net assets (before waivers)	1.07%	1.06%	1.08%	1.07%	1.05%
Ratio of net investment loss
to average net assets	(0.32)%	(0.40)%	(0.42)%	(0.39)%	(0.43)%
Ratio of net investment loss to
average net assets (before waivers)	(0.32)%	(0.40)%	(0.42)%	(0.39)%	(0.43)%
Portfolio turnover rate(2)	43%	38%	45%	57%	53%

(1)	Calculated using average shares outstanding during the year.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and excludes in-kind transactions, where applicable.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Small/Mid Cap Growth Fund – Institutional Class

	Year Ended	Period Ended
	December 31, 2019	December 31, 2018(1)
Per Share Data:
Net asset value, beginning of period	$8.95	$10.00
Income from investment operations:
Net investment loss(2)	(0.03)	(0.00	)(3)
Net realized and unrealized
gains (losses) on investments	3.34	(1.05)
Total from investment operations	3.31	(1.05)
Net asset value, end of period	$12.26	$8.95
Total return	36.98%	(10.50	)%(4)
Supplemental data and ratios:
Net assets, end of period (millions)	$18.3	$7.3
Ratio of expenses to average net assets	0.85%	0.85	%(5)
Ratio of expenses to average net assets (before waivers)	2.10%	3.88	%(5)
Ratio of net investment loss to average net assets	(0.25)%	(0.03	)%(5)
Ratio of net investment loss
to average net assets (before waivers)	(1.50)%	(3.06	)%(5)
Portfolio turnover rate(6)	60%	9	%(4)

(1)	Inception was close of business on October 31, 2018.
(2)	Calculated using average shares outstanding during the period.
(3)	Amount is less than $0.005.
(4)	Not annualized.
(5)	Annualized.
(6)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and excludes in-kind transactions, where applicable.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Small/Mid Cap Growth Fund – Investor Class

	Year Ended	Period Ended
	December 31, 2019	December 31, 2018(1)
Per Share Data:
Net asset value, beginning of period	$8.94	$10.00
Income from investment operations:
Net investment loss(2)	(0.06)	(0.00	)(3)
Net realized and unrealized
gains (losses) on investments	3.33	(1.06)
Total from investment operations	3.27	(1.06)
Net asset value, end of period	$12.21	$8.94
Total return	36.69%	(10.60	)%(4)
Supplemental data and ratios:
Net assets, end of period (thousands)	$287.3	$8.9
Ratio of expenses to average net assets	1.10%	1.10	%(5)
Ratio of expenses to average net assets (before waivers)	2.35%	4.13	%(5)
Ratio of net investment loss to average net assets	(0.50)%	(0.28	)%(5)
Ratio of net investment loss
to average net assets (before waivers)	(1.75)%	(3.31	)%(5)
Portfolio turnover rate(6)	60%	9	%(4)
(1)	Inception was close of business on October 31, 2018.
(2)	Calculated using average shares outstanding during the period.
(3)	Amount is less than $0.005.
(4)	Not annualized.
(5)	Annualized.
(6)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and excludes in-kind transactions, where applicable.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Small/Mid Cap Value Fund – Institutional Class

							Period Ended
	Year Ended December 31,						December 31,
	2019	2018		2017		2016	2015(1)
Per Share Data:
Net asset value, beginning of period	$10.51	$12.43		$10.29		$9.52	$10.00
Income from investment operations:
Net investment income(2)	0.12	0.04		0.07		0.13	0.02
Net realized and unrealized
gains (losses) on investments	1.80	(1.92)		2.14		0.72	(0.49)
Total from investment operations	1.92	(1.88)		2.21		0.85	(0.47)
Less distributions:
Distributions from
net investment income	(0.11)	(0.04)		(0.07)		(0.08)	(0.01)
Distributions from net realized gains	—	(0.00	)(3)	(0.00	)(3)	—	—
Total distributions	(0.11)	(0.04)		(0.07)		(0.08)	(0.01)
Net asset value, end of period	$12.32	$10.51		$12.43		$10.29	$9.52
Total return	18.23%	(15.11)%		21.48%		8.91%	(4.66	)%(4)
Supplemental data and ratios:
Net assets, end of period (millions)	$24.3	$17.1		$16.9		$11.9	$4.7
Ratio of expenses to average net assets	0.85%	0.94	%(5)	0.95%		0.95%	0.95	%(6)
Ratio of expenses to
average net assets (before waivers)	1.59%	1.75%		1.91%		2.86%	6.88	%(6)
Ratio of net investment income
to average net assets	1.04%	0.34%		0.62%		1.35%	1.96	%(6)
Ratio of net investment income (loss) to
average net assets (before waivers)	0.30%	(0.47)%		(0.34)%		(0.56)%	(3.97	)%(6)
Portfolio turnover rate(7)	37%	34%		60%		38%	15	%(4)

(1)	Inception was close of business on November 30, 2015.
(2)	Calculated using average shares outstanding during the period.
(3)	Amount is less than $0.005.
(4)	Not annualized.
(5)	Blended rate. Pursuant to the Expense Cap/Reimbursement Agreement effective December 1, 2018, the expense cap decreased to 0.85%. Prior to December 1, 2018, the expense cap was 0.95%.
(6)	Annualized.
(7)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and excludes in-kind transactions, where applicable.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird Small/Mid Cap Value Fund – Investor Class

							Period Ended
	Year Ended December 31,						December 31,
	2019	2018		2017		2016	2015(1)
Per Share Data:
Net asset value, beginning of period	$10.48	$12.40		$10.28		$9.52	$10.00
Income from investment operations:
Net investment income(2)	0.09	0.01		0.04		0.11	0.01
Net realized and unrealized
gains (losses) on investments	1.78	(1.90)		2.13		0.71	(0.48)
Total from investment operations	1.87	(1.89)		2.17		0.82	(0.47)
Less distributions:
Distributions from
net investment income	(0.08)	(0.03)		(0.05)		(0.06)	(0.01)
Distributions from net realized gains	—	(0.00	)(3)	(0.00	)(3)	—	—
Total distributions	(0.08)	(0.03)		(0.05)		(0.06)	(0.01)
Net asset value, end of period	$12.27	$10.48		$12.40		$10.28	$9.52
Total return	17.86%	(15.25)%		21.08%		8.64%	(4.67	)%(4)
Supplemental data and ratios:
Net assets, end of period (thousands)	$560.4	$341.5		$86.1		$53.2	$19.0
Ratio of expenses to average net assets	1.10%	1.19	%(5)	1.20%		1.20%	1.20	%(6)
Ratio of expenses to
average net assets (before waivers)	1.84%	2.00%		2.16%		3.11%	7.13	%(6)
Ratio of net investment income
to average net assets	0.79%	0.09%		0.37%		1.10%	1.71	%(6)
Ratio of net investment income (loss) to
average net assets (before waivers)	0.05%	(0.72)%		(0.59)%		(0.81)%	(4.22	)%(6)
Portfolio turnover rate(7)	37%	34%		60%		38%	15	%(4)

(1)	Inception was close of business on November 30, 2015.
(2)	Calculated using average shares outstanding during the period.
(3)	Amount is less than $0.005.
(4)	Not annualized.
(5)	Blended rate. Pursuant to the Expense Cap/Reimbursement Agreement effective December 1, 2018, the expense cap decreased to 1.10%. Prior to December 1, 2018, the expense cap was 1.20%.
(6)	Annualized.
(7)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and excludes in-kind transactions, where applicable.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird SmallCap Value Fund – Institutional Class

	Year Ended December 31,
	2019	2018		2017	2016	2015
Per Share Data:
Net asset value, beginning of year	$13.58	$16.99		$14.83	$13.03	$13.82
Income from investment operations:
Net investment income(1)	0.13	0.05		0.09	0.21	0.11
Net realized and unrealized
gains (losses) on investments	2.36	(2.85)		2.59	1.76	(0.82)
Total from investment operations	2.49	(2.80)		2.68	1.97	(0.71)
Less distributions:
Distributions from
net investment income	(0.11)	(0.06)		(0.09)	(0.17)	(0.08)
Distributions from net realized gains	—	(0.55)		(0.43)	—	—
Total distributions	(0.11)	(0.61)		(0.52)	(0.17)	(0.08)
Net asset value, end of year	$15.96	$13.58		$16.99	$14.83	$13.03
Total return	18.40%	(16.45)%		18.05%	15.11%	(5.11)%
Supplemental data and ratios:
Net assets, end of year (millions)	$33.0	$28.8		$33.6	$28.2	$23.1
Ratio of expenses to average net assets	0.95%	1.00	%(2)	1.00%	1.00%	1.00%
Ratio of expenses to average
net assets (before waivers)	1.44%	1.38%		1.35%	1.43%	1.51%
Ratio of net investment income
to average net assets	0.87%	0.29%		0.61%	1.58%	0.79%
Ratio of net investment income (loss)
to average net assets (before waivers)	0.38%	(0.09)%		0.26%	1.15%	0.28%
Portfolio turnover rate(3)	55%	36%		30%	49%	42%

(1)	Calculated using average shares outstanding during the year.
(2)	Blended rate. Pursuant to the Expense Cap/Reimbursement Agreement effective December 1, 2018, the expense cap decreased to 0.95%. Prior to December 1, 2018, the expense cap was 1.00%.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and excludes in-kind transactions, where applicable.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Baird SmallCap Value Fund – Investor Class

	Year Ended December 31,
	2019	2018		2017	2016	2015
Per Share Data:
Net asset value, beginning of year	$13.58	$16.97		$14.81	$12.99	$13.78
Income from investment operations:
Net investment income(1)	0.09	0.01		0.06	0.18	0.07
Net realized and unrealized
gains (losses) on investments	2.37	(2.85)		2.58	1.75	(0.81)
Total from investment operations	2.46	(2.84)		2.64	1.93	(0.74)
Less distributions:
Distributions from
net investment income	(0.07)	—		(0.05)	(0.11)	(0.05)
Distributions from net realized gains	—	(0.55)		(0.43)	—	—
Total distributions	(0.07)	(0.55)		(0.48)	(0.11)	(0.05)
Net asset value, end of year	$15.97	$13.58		$16.97	$14.81	$12.99
Total return	18.19%	(16.71)%		17.78%	14.84%	(5.37)%
Supplemental data and ratios:
Net assets, end of year (millions)	$0.9	$0.8		$2.6	$2.6	$2.0
Ratio of expenses to average net assets	1.20%	1.25	%(2)	1.25%	1.25%	1.25%
Ratio of expenses to average
net assets (before waivers)	1.69%	1.63%		1.60%	1.68%	1.76%
Ratio of net investment income
to average net assets	0.62%	0.04%		0.36%	1.33%	0.54%
Ratio of net investment income (loss)
to average net assets (before waivers)	0.13%	(0.34)%		0.01%	0.90%	0.03%
Portfolio turnover rate(3)	55%	36%		30%	49%	42%

(1)	Calculated using average shares outstanding during the year.
(2)	Blended rate. Pursuant to the Expense Cap/Reimbursement Agreement effective December 1, 2018, the expense cap decreased to 1.20%. Prior to December 1, 2018, the expense cap was 1.25%.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and excludes in-kind transactions, where applicable.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Chautauqua International Growth Fund – Institutional Class

					Period Ended
	Year Ended December 31,				December 31,
	2019	2018		2017	2016(1)
Per Share Data:
Net asset value,
beginning of period	$10.17	$12.59		$9.57	$10.00
Income from investment operations:
Net investment income(2)	0.30	0.06		0.04	0.00	(3)
Net realized and unrealized
gains (losses) on investments
and foreign currency translation	2.42	(2.19)		3.41	(0.43)
Total from investment operations	2.72	(2.13)		3.45	(0.43)
Less distributions:
Distributions from
net investment income	(0.27)	(0.06)		(0.02)	—
Distributions from net realized gains	—	(0.23)		(0.41)	—
Total distributions	(0.27)	(0.29)		(0.43)	—
Paid in capital from redemption fees	0.00 (3)	0.00	(3)	0.00 (3)	—
Net asset value, end of period	$12.62	$10.17		$12.59	$9.57
Total return	26.72%	(16.94)%		36.11%	(4.30	)%(4)
Supplemental data and ratios:
Net assets, end of period (millions)	$172.7	$85.4		$74.2	$14.8
Ratio of expenses
to average net assets	0.80%	0.94	%(5)	0.95%	0.95	%(6)
Ratio of expenses to average
net assets (before waivers)	0.96%	1.07%		1.20%	2.32	%(6)
Ratio of net investment income
to average net assets	2.56%	0.51%		0.30%	0.06	%(6)
Ratio of net investment income (loss)
to average net assets (before waivers)	2.40%	0.38%		0.05%	(1.31	)%(6)
Portfolio turnover rate(7)	31%	42%		71%	73	%(4)

(1)	Inception was close of business on April 15, 2016.
(2)	Calculated using average shares outstanding during the period.
(3)	Amount is less than $0.005.
(4)	Not annualized.
(5)	Blended rate. Pursuant to the Expense Cap/Reimbursement Agreement effective December 1, 2018, the expense cap decreased to 0.80%. Prior to December 1, 2018, the expense cap was 0.95%.
(6)	Annualized.
(7)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and excludes in-kind transactions, where applicable.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Chautauqua International Growth Fund – Investor Class

						Period Ended
	Year Ended December 31,					December 31,
	2019	2018		2017		2016(1)
Per Share Data:
Net asset value,
beginning of period	$10.15	$12.57		$9.56		$10.00
Income from investment operations:
Net investment income (loss)(2)	0.27	0.03		0.01		(0.01)
Net realized and unrealized
gains (losses) on investments
and foreign currency translation	2.41	(2.19)		3.41		(0.44)
Total from investment operations	2.68	(2.16)		3.42		(0.45)
Less distributions:
Distributions from
net investment income	(0.23)	(0.03)		(0.00	)(3)	—
Distributions from net realized gains	—	(0.23)		(0.41)		—
Total distributions	(0.23)	(0.26)		(0.41)		—
Paid in capital from redemption fees	0.00 (3)	0.00	(3)	0.00	(3)	0.01
Net asset value, end of period	$12.60	$10.15		$12.57		$9.56
Total return	26.42%	(17.21)%		35.86%		(4.40	)%(4)
Supplemental data and ratios:
Net assets, end of period (millions)	$1.5	$2.1		$1.6		$0.3
Ratio of expenses to average net assets	1.05%	1.19	%(5)	1.20%		1.20	%(6)
Ratio of expenses to average
net assets (before waivers)	1.21%	1.32%		1.45%		2.58	%(6)
Ratio of net investment income
(loss) to average net assets	2.31%	0.26%		0.05%		(0.19	)%(6)
Ratio of net investment income (loss)
to average net assets (before waivers)	2.15%	0.13%		(0.20)%		(1.57	)%(6)
Portfolio turnover rate(7)	31%	42%		71%		73	%(4)

(1)	Inception was close of business on April 15, 2016.
(2)	Calculated using average shares outstanding during the period.
(3)	Amount is less than $0.005.
(4)	Not annualized.
(5)	Blended rate. Pursuant to the Expense Cap/Reimbursement Agreement effective December 1, 2018, the expense cap decreased to 1.05%. Prior to December 1, 2018, the expense cap was 1.20%.
(6)	Annualized.
(7)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and excludes in-kind transactions, where applicable.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Chautauqua Global Growth Fund – Institutional Class

					Period Ended
	Year Ended December 31,				December 31,
	2019	2018		2017	2016(1)
Per Share Data:
Net asset value,
beginning of period	$11.29	$13.43		$10.09	$10.00
Income from investment operations:
Net investment income (loss)(2)	0.22	0.00	(3)	(0.04)	(0.01)
Net realized and unrealized
gains (losses) on investments
and foreign currency translation	3.18	(1.98)		3.85	0.10
Total from investment operations	3.40	(1.98)		3.81	0.09
Less distributions:
Distributions from
net investment income	(0.16)	(0.00	)(3)	—	—
Distributions from net realized gains	(0.06)	(0.16)		(0.47)	—
Total distributions	(0.22)	(0.16)		(0.47)	—
Paid in capital from redemption fees	0.00 (3)	0.00	(3)	0.00 (3)	—
Net asset value, end of period	$14.47	$11.29		$13.43	$10.09
Total return	30.14%	(14.70)%		37.75%	0.90	%(4)
Supplemental data and ratios:
Net assets, end of period (millions)	$55.8	$36.8		$23.2	$7.6
Ratio of expenses to average net assets	0.80%	0.94	%(5)	0.95%	0.95	%(6)
Ratio of expenses to average
net assets (before waivers)	1.23%	1.34%		2.26%	3.65	%(6)
Ratio of net investment income
(loss) to average net assets	1.64%	0.01%		(0.30)%	(0.16	)%(6)
Ratio of net investment income (loss)
to average net assets (before waivers)	1.21%	(0.39)%		(1.61)%	(2.86	)%(6)
Portfolio turnover rate(7)	26%	38%		61%	69	%(4)

(1)	Inception was close of business on April 15, 2016.
(2)	Calculated using average shares outstanding during the period.
(3)	Amount is less than $0.005.
(4)	Not annualized.
(5)	Blended rate. Pursuant to the Expense Cap/Reimbursement Agreement effective December 1, 2018, the expense cap decreased to 0.80%. Prior to December 1, 2018, the expense cap was 0.95%.
(6)	Annualized.
(7)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and excludes in-kind transactions, where applicable.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
Chautauqua Global Growth Fund – Investor Class

					Period Ended
	Year Ended December 31,				December 31,
	2019	2018		2017	2016(1)
Per Share Data:
Net asset value,
beginning of period	$11.22	$13.37		$10.08	$10.00
Income from investment operations:
Net investment income (loss)(2)	0.19	(0.03)		(0.07)	(0.03)
Net realized and unrealized
gains (losses) on investments
and foreign currency translation	3.15	(1.96)		3.83	0.11
Total from investment operations	3.34	(1.99)		3.76	0.08
Less distributions:
Distributions from
net investment income	(0.14)	—		—	—
Distributions from net realized gains	(0.06)	(0.16)		(0.47)	—
Total distributions	(0.20)	(0.16)		(0.47)	—
Paid in capital from redemption fees(3)	0.00	0.00		0.00	0.00
Net asset value, end of period	$14.36	$11.22		$13.37	$10.08
Total return	29.73%	(14.86)%		37.29%	0.80	%(4)
Supplemental data and ratios:
Net assets, end of period (millions)	$1.6	$0.7		$0.7	$0.2
Ratio of expenses to average net assets	1.05%	1.19	%(5)	1.20%	1.20	%(6)
Ratio of expenses to average
net assets (before waivers)	1.48%	1.59%		2.51%	3.90	%(6)
Ratio of net investment income
(loss) to average net assets	1.39%	(0.24)%		(0.55)%	(0.41	)%(6)
Ratio of net investment income (loss)
to average net assets (before waivers)	0.96%	(0.64)%		(1.86)%	(3.11	)%(6)
Portfolio turnover rate(7)	26%	38%		61%	69	%(4)

(1)	Inception was close of business on April 15, 2016.
(2)	Calculated using average shares outstanding during the period.
(3)	Amount is less than $0.005.
(4)	Not annualized.
(5)	Blended rate. Pursuant to the Expense Cap/Reimbursement Agreement effective December 1, 2018, the expense cap decreased to 1.05%. Prior to December 1, 2018, the expense cap was 1.20%.
(6)	Annualized.
(7)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and excludes in-kind transactions, where applicable.

The accompanying notes are an integral part of these financial statements.

Notes to the Financial Statements
December 31, 2019

1.	Organization
Baird Funds, Inc. (the “Corporation”) was incorporated on June 9, 2000, as a Wisconsin corporation and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).  The accompanying financial statements include the Baird MidCap Fund, the Baird Small/Mid Cap Growth Fund, the Baird Small/Mid Cap Value Fund, the Baird SmallCap Value Fund, the Chautauqua International Growth Fund and the Chautauqua Global Growth Fund (each a “Fund” and collectively the “Funds”), six of the sixteen active funds in the series comprising the Corporation. Pursuant to the 1940 Act, the Funds are “diversified” series of the Corporation. The investment advisor to the Funds is Robert W. Baird & Co. Incorporated (“Baird” or the “Advisor”).  The Funds are investment companies and therefore follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following table presents the class-specific inception dates for each of the Funds:

Inception Date
Fund	Institutional Class	Investor Class
Baird MidCap Fund	December 29, 2000	December 29, 2000
Baird Small/Mid Cap Growth Fund	October 31, 2018	October 31, 2018
Baird Small/Mid Cap Value Fund	November 30, 2015	November 30, 2015
Baird SmallCap Value Fund	May 1, 2012	May 1, 2012
Chautauqua International Growth Fund	April 15, 2016	April 15, 2016
Chautauqua Global Growth Fund	April 15, 2016	April 15, 2016

Institutional Class shares are not subject to a distribution and service (12b-1) fee, while Investor Class shares are subject to a distribution and service (12b-1) fee up to 0.25%.  See Note 7.

The Baird MidCap Fund seeks long-term growth of capital through investments in equity securities of mid-capitalization companies.

The Baird Small/Mid Cap Growth Fund seeks long-term growth of capital through investments in equity securities of small- and mid-capitalization companies.

The Baird Small/Mid Cap Value Fund seeks long-term capital appreciation through investments in a diversified portfolio of common stocks of companies with small-to-medium market capitalization.

The Baird SmallCap Value Fund seeks long-term capital appreciation through investments in common stocks in a diversified portfolio of small-capitalization companies.

The Chautauqua International Growth Fund seeks to provide long-term capital appreciation through investment in equity securities of both U.S. and non-U.S. companies with medium to large market capitalizations.

The Chautauqua Global Growth Fund seeks to provide long-term capital appreciation through investment in equity securities of both U.S. and non-U.S. companies with medium to large market capitalizations.

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. On December 31, 2019, entities affiliated with the Advisor held 59% of the Baird Small/Mid Cap Growth Fund, 54% of the Baird Small/Mid Cap Value Fund, 52% of the Baird SmallCap Value Fund, and 48% of the Chautauqua Global Growth Fund. These shareholders included the Baird Foundation.

2.	Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Notes to the Financial Statements
December 31, 2019

2.	Significant Accounting Policies (cont.)
a)
Investment Valuation – Section 2(a)(41) of the 1940 Act, together with the rules and interpretations of the U.S. Securities and Exchange Commission (the “SEC”) require the Funds, in computing net asset value, to value their portfolio securities using market quotations when they are “readily available.” When market quotations are not readily available (e.g., because there is no regular market quotation for such securities, the market for such security is limited, the validity of quotations is questionable or, for debt securities, the Funds’ independent pricing service does not provide a price), the Board of Directors (the “Board”) of the Corporation must value the securities at “fair value determined in good faith.” The Board has delegated such responsibility to the Advisor pursuant to pricing policies and procedures that the Board has adopted and regularly reviews. In general, the “fair value” of a security means the price that would be received to sell a security in an orderly transaction between market participants at the measurement date.

The Funds determine the fair value of their investments and compute their net asset value per share as of the close of regular trading of the New York Stock Exchange (4:00 p.m. EST).

Consistent with Section 2(a)(41) of the 1940 Act, the Funds price their securities as follows: common stocks that are listed on a securities exchange (other than NASDAQ) are valued at the last quoted sale price. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price.  Price information on listed stocks is taken from the exchange where the security is primarily traded.  Securities that were not traded on the valuation date, as well as stocks that are not listed on an exchange, including NASDAQ, are valued at the average of the current bid and ask price.  Debt securities are valued at their evaluated bid prices as provided by an independent pricing service using valuation methods that are designed to represent fair value, such as matrix pricing and other analytical pricing models, market transactions and dealer quotations.  Debt securities purchased with maturities of 60 days or less are valued as described above unless an evaluated price is not available, in which case such security is valued at acquisition cost, plus or minus any amortized discount or premium (“amortized cost”), or, if the Advisor does not believe amortized cost is reflective of the fair value of the security, the security is priced at fair value as described below.  Investments in mutual funds, including money market funds, are valued at their stated net asset value (“NAV”). Other assets and securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Advisor in accordance with procedures approved by the Corporation’s Board.  In accordance with such procedures, the Advisor may, under certain circumstances, use alternative valuation methodologies, or it may use broker quotes or prices obtained from alternative independent pricing services or, if broker quotes or prices from alternative pricing services are unavailable or deemed to be unreliable, fair value will be determined by a valuation committee of the Advisor.  In determining fair value, the valuation committee takes into account factors deemed relevant by the valuation committee and available information. Consequently, the price of the security used by a Fund to calculate its NAV may differ from quoted or published prices for the same security.  Fair value pricing involves subjective judgments and there is no single standard for determining a security’s fair value.  As a result, different mutual funds could reasonably arrive at a different fair value for the same security. It is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security or from the values that other mutual funds may determine. The prices determined for any individual security on any given day may vary significantly from the amount that can be obtained in an actual sale of that security, and the Funds’ NAV may fluctuate significantly from day to day or from period to period.

The Chautauqua International Growth and Chautauqua Global Growth Funds have retained an independent fair value pricing service to assist in valuing foreign securities in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which the Funds calculate their NAVs. The fair value pricing service uses statistical data based on historical performance of securities and markets, and other data in developing factors used to estimate fair value for that day.

Notes to the Financial Statements
December 31, 2019

2.	Significant Accounting Policies (cont.)
b)
Foreign Securities – For purposes of these financial statements, foreign securities are defined as securities issued by companies that are organized outside the United States.  Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government.  These risks include foreign currency fluctuations and adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.  Occasionally, events that affect these values and exchange rates may occur after the close of the exchange on which such securities are traded.  If such events materially affect the value of a Fund’s securities, these securities may be valued at their fair value pursuant to procedures adopted by the Board.

c)
Foreign Currency Translation – Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. When a Fund purchases or sells a foreign security, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transaction. The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held nor currency gains or losses realized between the trade and settlement dates on securities transactions. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Net realized gain (loss) on foreign currency translations include those gains and losses arising from the sale of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign currency transactions, the differences between the amounts of dividends, and foreign withholding taxes recorded on a Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation (depreciation) on investments includes changes in the value of investments resulting from exchange rates.

d)
Income Tax Status – The Funds intend to continue to qualify as regulated investment companies as provided in subchapter M of the Internal Revenue Code and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax expense to the Funds.  Therefore, no federal income or excise tax provision is recorded.

There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended December 31, 2019, or for any other tax years which are open for exam.  As of December 31, 2019, open tax years include the tax years ended December 31, 2016 through 2019.  The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.  The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as interest expense and other expense, respectively, in the Statement of Operations.  During the period, the Funds did not incur any interest or penalties.

e)
Shareholder Transactions and Distributions – Shareholder transactions are recorded on trade date. Dividends from net investment income, if any, are declared and paid annually.  Distributions of net realized capital gains, if any, are declared and paid at least annually.  All distributions to shareholders are recorded on the ex-dividend date.  The book basis character of distributions may differ from their ultimate characterization for Federal income tax purposes.  GAAP requires that permanent financial reporting and tax differences be reclassified in the capital accounts.

f)
Allocation of Income and Expenses – Each Fund is charged for those expenses directly attributable to it. Expenses directly attributable to a class of shares, such as Rule 12b-1 distribution fees, are charged to that class of shares.  Income, expenses and realized and unrealized gains and losses are allocated to the classes based on their respective net assets.  Expenses that are not directly attributable to a Fund are allocated among the Funds in the series in proportion to their respective assets or are divided equally amongst the Funds.

Notes to the Financial Statements
December 31, 2019

2.	Significant Accounting Policies (cont.)
g)
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

h)
Securities Transactions and Investment Income – Investment transactions are recorded on trade date. The Funds determine the gain or loss realized from investment transactions using the identified cost basis.  For financial reporting purposes, investment transactions are recorded on the trade date.  Dividend income is recognized on the ex-dividend date net of withholding taxes, if any, and interest income is recognized on an accrual basis.  Withholding taxes on foreign dividends have been accounted for in accordance with the Funds’ interpretation of applicable tax laws of the countries in which they invest.  Distributions received from underlying investments in real estate investment trusts (“REITs”) may be classified as dividends, capital gains or return of capital.

i)
Guarantees and Indemnifications – In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown and would involve future claims against the Funds that have not yet occurred.  Based on experience, the Funds would expect the risk of loss to be remote.

j)
New Accounting Pronouncements – In August 2018, FASB issued Accounting Standards Update (“ASU”) 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management has evaluated ASU 2018-13 and has early adopted the relevant provisions of the disclosure framework.

In March 2017, the FASB issued ASU No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”). The amendments in ASU 2017-08 shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. ASU 2017-08 is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Effective January 1, 2019, the Funds adopted ASU 2017-08 and the adoption did not have a material impact on the financial statements.

3.	Capital Share Transactions
The following table summarizes the capital share transactions of each Fund for the past two fiscal periods:

Baird MidCap Fund
	Year Ended		Year Ended
	December 31, 2019		December 31, 2018
Institutional Class Shares	Shares	Amount	Shares	Amount
Shares sold	28,582,666	$617,683,654	18,178,809	$370,633,367
Shares issued to shareholders
in reinvestment of distributions	3,751,830	85,204,069	3,505,031	60,882,398
Shares redeemed	(28,056,428)	(626,508,980)	(12,994,679)	(263,687,717)
Net increase	4,278,068	$76,378,743	8,689,161	$167,828,048
Shares Outstanding:
Beginning of year	75,459,579		66,770,418
End of year	79,737,647		75,459,579

Notes to the Financial Statements
December 31, 2019

3.	Capital Share Transactions (cont.)
Baird MidCap Fund (cont.)
	Year Ended		Year Ended
	December 31, 2019		December 31, 2018
Investor Class Shares	Shares	Amount	Shares	Amount
Shares sold	2,001,794	$41,249,843	1,107,823	$21,531,172
Shares issued to shareholders
in reinvestment of distributions	346,621	7,400,350	353,616	5,809,907
Shares redeemed	(1,156,037)	(24,035,320)	(1,875,673)	(37,377,912)
Net increase (decrease)	1,192,378	$24,614,873	(414,234)	$(10,036,833)
Shares Outstanding:
Beginning of year	5,697,191		6,111,425
End of year	6,889,569		5,697,191
Total net increase		$100,993,616		$157,791,215

Baird Small/Mid Cap Growth Fund
	Year Ended		Period Ended
	December 31, 2019		December 31, 2018^
Institutional Class Shares	Shares	Amount	Shares	Amount
Shares sold	857,808	$9,686,310	813,957	$8,001,208
Shares redeemed	(179,809)	(2,102,209)	—	—
Net increase	677,999	$7,584,101	813,957	$8,001,208
Shares Outstanding:
Beginning of period	813,957		—
End of period	1,491,956		813,957

	Year Ended		Period Ended
	December 31, 2019		December 31, 2018^
Investor Class Shares	Shares	Amount	Shares	Amount
Shares sold	22,746	$255,577	1,000	$10,000
Shares redeemed	(225)	(2,646)	—	—
Net increase	22,521	$252,931	1,000	$10,000
Shares Outstanding:
Beginning of period	1,000		—
End of period	23,521		1,000
Total net increase		$7,837,032		$8,011,208

^ Inception was the close of business on October 31, 2018.

Baird Small/Mid Cap Value Fund
	Year Ended		Year Ended
	December 31, 2019		December 31, 2018
Institutional Class Shares	Shares	Amount	Shares	Amount
Shares sold	513,710	$6,004,940	370,436	$4,588,085
Shares issued to shareholders
in reinvestment of distributions	13,395	164,491	5,478	56,691
Shares redeemed	(175,075)	(2,077,538)	(109,927)	(1,359,260)
Net increase	352,030	$4,091,893	265,987	$3,285,516
Shares Outstanding:
Beginning of year	1,622,751		1,356,764
End of year	1,974,781		1,622,751

Notes to the Financial Statements
December 31, 2019

3.	Capital Share Transactions (cont.)
Baird Small/Mid Cap Value Fund (cont.)
	Year Ended		Year Ended
	December 31, 2019		December 31, 2018
Investor Class Shares	Shares	Amount	Shares	Amount
Shares sold	14,425	$166,971	27,878	$327,713
Shares issued to shareholders
in reinvestment of distributions	263	3,216	77	794
Shares redeemed	(1,618)	(19,542)	(2,310)	(28,694)
Net increase	13,070	$150,645	25,645	$299,813
Shares Outstanding:
Beginning of year	32,587		6,942
End of year	45,657		32,587
Total net increase		$4,242,538		$3,585,329

Baird SmallCap Value Fund
	Year Ended		Year Ended
	December 31, 2019		December 31, 2018
Institutional Class Shares	Shares	Amount	Shares	Amount
Shares sold	265,753	$4,013,663	326,678	$5,628,102
Shares issued to shareholders
in reinvestment of distributions	11,374	181,421	79,232	1,059,328
Shares redeemed	(330,733)	(5,030,908)	(267,481)	(4,447,469)
Net increase (decrease)	(53,606)	$(835,824)	138,429	$2,239,961
Shares Outstanding:
Beginning of year	2,118,010		1,979,581
End of year	2,064,404		2,118,010

	Year Ended		Year Ended
	December 31, 2019		December 31, 2018
Investor Class Shares	Shares	Amount	Shares	Amount
Shares sold	5,551	$84,039	15,815	$270,824
Shares issued to shareholders
in reinvestment of distributions	178	2,846	1,607	21,502
Shares redeemed	(6,225)	(93,837)	(113,998)	(2,000,496)
Net decrease	(496)	$(6,952)	(96,576)	$(1,708,170)
Shares Outstanding:
Beginning of year	55,851		152,427
End of year	55,355		55,851
Total net increase (decrease)		$(842,776)		$531,791

Notes to the Financial Statements
December 31, 2019

3.	Capital Share Transactions (cont.)
Chautauqua International Growth Fund
	Year Ended		Year Ended
	December 31, 2019		December 31, 2018
Institutional Class Shares	Shares	Amount	Shares	Amount
Shares sold	6,564,998 (1)	$76,704,816 (1)	3,757,570	$46,499,046
Shares issued to shareholders
in reinvestment of distributions	227,632	2,881,816	209,939	2,118,285
Shares redeemed	(1,503,822)	(17,898,951)	(1,463,773)	(17,658,561)
Redemption fees	—	32,968	—	20,078
Net increase	5,288,808	$61,720,649	2,503,736	$30,978,848
Shares Outstanding:
Beginning of year	8,395,206		5,891,470
End of year	13,684,014		8,395,206

	Year Ended		Year Ended
	December 31, 2019		December 31, 2018
Investor Class Shares	Shares	Amount	Shares	Amount
Shares sold	30,595	$368,522	177,197	$2,198,618
Shares issued to shareholders
in reinvestment of distributions	1,577	19,935	4,738	47,755
Shares redeemed	(124,988)	(1,465,249)	(99,219)	(1,119,911)
Redemption fees	—	5	—	92
Net increase (decrease)	(92,816)	$(1,076,787)	82,716	$1,126,554
Shares Outstanding:
Beginning of year	211,470		128,754
End of year	118,654		211,470
Total net increase		$60,643,862		$32,105,402

(1)  Includes purchase in-kind transactions. See additional information contained in this Note.

Chautauqua Global Growth Fund
	Year Ended		Year Ended
	December 31, 2019		December 31, 2018
Institutional Class Shares	Shares	Amount	Shares	Amount
Shares sold	1,067,813	$14,402,805	1,906,230	$25,534,158
Shares issued to shareholders
in reinvestment of distributions	45,894	667,696	41,947	468,971
Shares redeemed	(516,819)	(6,920,288)	(417,200)	(5,362,851)
Redemption fees	—	3,644	—	6,272
Net increase	596,888	$8,153,857	1,530,977	$20,646,550
Shares Outstanding:
Beginning of year	3,261,643		1,730,666
End of year	3,858,531		3,261,643

Notes to the Financial Statements
December 31, 2019

3.	Capital Share Transactions (cont.)
Chautauqua Global Growth Fund (cont.)
	Year Ended		Year Ended
	December 31, 2019		December 31, 2018
Investor Class Shares	Shares	Amount	Shares	Amount
Shares sold	68,911	$930,554	38,349	$529,992
Shares issued to shareholders
in reinvestment of distributions	1,472	21,240	905	10,060
Shares redeemed	(22,141)	(302,224)	(25,595)	(336,164)
Redemption fees	—	78	—	39
Net increase	48,242	$649,648	13,659	$203,927
Shares Outstanding:
Beginning of year	63,636		49,977
End of year	111,878		63,636
Total net increase		$8,803,505		$20,850,477
During the year ended December 31, 2019, Chautauqua International Growth Fund satisfied a purchase in-kind request made by a large institutional shareholder by transferring cash and securities into the Fund. The transfer was effected in accordance with policies and procedures approved by the Board. Consideration received and shares sold were as follows:

Year Ended December 31, 2019

		Value of Cash and	Shares
Fund	Effective Date	Securities Received	Sold
Chautauqua International Growth
Fund – Institutional Class	February 28, 2019	$26,869,633	2,367,369
Total		$26,869,633

4.	Investment Transactions and Income Tax Information
During the year ended December 31, 2019, purchases and sales of investment securities (excluding short-term investments) were as follows:

	Baird	Baird	Baird	Baird	Chautauqua	Chautauqua
	MidCap	Small/Mid Cap	Small/Mid Cap	SmallCap	International	Global Growth
	Fund	Growth Fund	Value Fund	Value Fund	Growth Fund	Fund
Purchases:	$885,657,258	$14,463,624	$12,657,141	$18,730,859	$64,797,121	$19,240,506
Sales:	$804,161,321	$7,430,588	$7,730,184	$16,850,236	$41,453,211	$12,012,507

The Funds did not purchase or sell U.S. Government securities during the year ended December 31, 2019.

As of December 31, 2019, the components of accumulated earnings (losses) for income tax purposes were as follows:

	Baird	Baird	Baird
	Mid Cap	Small/Mid Cap	Small/Mid Cap
	Fund	Growth Fund	Value Fund
Cost of investments	$1,422,125,460	$14,916,375	$21,247,853
Gross unrealized appreciation	716,351,818	3,057,523	4,247,424
Gross unrealized depreciation	(27,384,098)	(323,297)	(655,314)
Net unrealized appreciation	688,967,720	2,734,226	3,592,110
Undistributed ordinary income	—	—	14,339
Undistributed long-term capital gains	5,554,268	23,711	—
Distributable earning	5,554,268	23,711	14,339
Other accumulated losses	(2,873,939)	—	(410,836)
Total distributable earnings	$691,648,049	$2,757,937	$3,195,613

Notes to the Financial Statements
December 31, 2019

4.	Investment Transactions and Income Tax Information (cont.)

	Baird	Chautauqua	Chautauqua
	Small Cap	International	Global
	Value Fund	Growth Fund	Growth Fund
Cost of investments	$27,324,147	$151,026,844	$49,495,266
Gross unrealized appreciation	7,270,234	31,394,411	10,528,062
Gross unrealized depreciation	(732,835)	(7,055,527)	(3,268,837)
Net unrealized appreciation	6,537,399	24,338,884	7,259,225
Undistributed ordinary income	49,379	49,848	179,837
Undistributed long-term capital gains	1,547,362	—	—
Distributable earnings	1,596,741	49,848	179,837
Other accumulated losses	—	(6,641,894)	(265,154)
Total distributable earnings	$8,134,140	$17,746,838	$7,173,908

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications are primarily due to differing treatments for equalization accounting for tax purposes, the disallowance of a net operating loss, redesignation of dividends, capital gain distributions received from underlying REIT securities, and the reclassification of foreign currency gains and losses.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended December 31, 2019, the following table shows the reclassifications were made:

	Total
	Distributable	Paid-In
	Earnings	Capital
Baird MidCap Fund	$(11,640,177)	$11,640,177
Baird Small/Mid Cap Growth Fund	32,973	(32,973)
Baird SmallCap Value Fund	(9,637)	9,637

Distributions to Shareholders

Each Fund generally pays dividends from net investment income and distributes net realized capital gains, if any, at least annually. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Certain Funds also utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction.

The tax components of distributions paid during the periods shown below are as follows:

	Year Ended December 31, 2019
	Ordinary	Long-Term
Fund	Income	Capital Gains	Total
Baird MidCap Fund	$4,716,248	$111,977,504	$116,693,752
Baird Small/Mid Cap Value Fund	211,978	—	211,978
Baird SmallCap Value Fund	227,402	—	227,402
Chautauqua International Growth Fund	3,658,929	—	3,658,929
Chautauqua Global Growth Fund	843,708	24,923	868,631

Notes to the Financial Statements
December 31, 2019

4.	Investment Transactions and Income Tax Information (cont.)

	Year Ended December 31, 2018
	Ordinary	Long-Term
Fund	Income	Capital Gains	Total
Baird MidCap Fund	$1,973,593	$83,684,201	$85,657,794
Baird Small/Mid Cap Value Fund	60,428	6,978	67,406
Baird SmallCap Value Fund	99,147	1,168,159	1,267,306
Chautauqua International Growth Fund	2,231,961	127,086	2,359,047
Chautauqua Global Growth Fund	279,792	248,702	528,494

The Funds in the table above designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax year ended December 31, 2019.

At December 31, 2019, the following Fund deferred, on a tax basis, post-October capital losses:

Fund	Loss Deferral
Baird MidCap Fund	$2,873,939

At December 31, 2019, accumulated net realized capital loss carryovers without expiration were:

	Capital Loss Carryover		Year of Expiration
Fund	Short-term	Long-term	Short-term	Long-term
Baird Small/Mid Cap Value Fund	$410,836	$—	Indefinite	N/A
Chautauqua International Growth Fund	—	6,641,138	N/A	Indefinite
Chautauqua Global Growth Fund	—	270,938	N/A	Indefinite

5.	Investment Advisory and Other Agreements
The Funds have entered into an Investment Advisory Agreement with Baird for the provision of investment advisory services.  Pursuant to the Investment Advisory Agreement, the Advisor is entitled to receive a fee, calculated daily and payable monthly, at the annual rates as follows:

Fund	Investment Advisory Fees
Baird MidCap Fund	0.75%
Baird Small/Mid Cap Growth Fund	0.75%
Baird Small/Mid Cap Value Fund	0.75%
Baird SmallCap Value Fund	0.85%
Chautauqua International Growth Fund	0.75%
Chautauqua Global Growth Fund	0.75%

The Advisor has contractually agreed to waive its investment advisory fee and/or reimburse the Funds’ operating expenses, including interest expense and the fees and expenses incurred by the Funds in connection with the Funds’ investments in other investment companies (to the extent, in the aggregate, such fees and expenses on an annual basis exceed 0.0049% of the Fund’s average daily net assets), but excluding taxes, brokerage commissions and extraordinary expenses, do not exceed the following annual percentages of the average daily net assets attributable to the Funds’ Institutional Class and Investor Class shares:

Notes to the Financial Statements
December 31, 2019

5.	Investment Advisory and Other Agreements (cont.)

	Institutional	Investor
Fund	Class	Class
Baird MidCap Fund	0.85%	1.10%
Baird Small/Mid Cap Growth Fund	0.85%	1.10%
Baird Small/Mid Cap Value Fund	0.85%	1.10%
Baird SmallCap Value Fund	0.95%	1.20%
Chautauqua International Growth Fund	0.80%	1.05%
Chautauqua Global Growth Fund	0.80%	1.05%

The Expense Cap/Reimbursement Agreement is in effect through at least April 30, 2021.

To the extent that the Advisor reimburses or absorbs fees and expenses, it may seek payment of such amounts for three years after the year in which expenses were reimbursed or absorbed.  A Fund will make no such payment, however, if its total annual operating expenses exceed the expense limits in effect at the time the expenses were reimbursed or at the time these payments are proposed.

	Fiscal Year Ended December 31,
	2019	2018		2017
Subject to Recovery on or before Fiscal Year Ending December 31,	2022	2021		2020
Fund
Baird Small/Mid Cap Growth Fund	$160,643	$32,277	(a)	$—
Baird Small/Mid Cap Value Fund	$164,099	$151,826		$129,251
Baird SmallCap Value Fund	$160,963	$135,562		$110,672
Chautauqua International Growth Fund	$230,596	$116,439		$137,404
Chautauqua Global Growth Fund	$206,779	$155,834		$170,958

(a)	For the period from close of business on October 31, 2018 (inception date) through December 31, 2018.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, serves as transfer agent, administrator, and accounting services agent for the Funds. U.S. Bank, N.A. (“U.S. Bank”) serves as custodian for the Funds.

Robert W. Baird & Co. Incorporated (the “Distributor”) is the sole distributor of the Funds pursuant to a distribution agreement.

No commissions were earned by the Distributor for services rendered as a registered broker-dealer in securities transactions for the year ended December 31, 2019 for the Funds.

Certain officers and employees of the Advisor are also officers of the Funds.

6.	Line of Credit
The Corporation maintains an uncommitted line of credit (“LOC”) with U.S. Bank to provide the sixteen Funds comprising the Corporation a temporary liquidity source to meet unanticipated redemptions. The LOC is unsecured at all times, and is subject to certain restrictions and covenants. Under the terms of the LOC, borrowings for each Fund are limited to one-third of the total eligible net assets (including the amount borrowed) of the respective Fund, or $600,000,000 of total borrowings for the Funds comprising the Corporation, whichever is less. U.S. Bank charges interest at the U.S. Bank’s Prime Rate less 2%, but in no event less than a net rate of 1% per annum. As of December 31, 2019, the Prime Rate was 4.75%. The LOC matures on May 25, 2020, unless renewed. The Corporation has authorized U.S. Bank to charge any of the accounts of the borrowing Fund subject to the agreement for any missed payments.

Notes to the Financial Statements
December 31, 2019

6.	Line of Credit (cont.)
During the year, the Baird Small/Mid Cap Growth Fund borrowed from the LOC once in the amount of $23,000, incurring interest charges of $2 for the year ended December 31, 2019 based on the borrowing rate at the time of 2.75%. The $23,000 remained outstanding as of December 31, 2019. No other borrowings occurred during the year ended December 31, 2019 nor were any other borrowings outstanding under the LOC as of December 31, 2019.

7.	Distribution and Shareholder Service Plan
The Funds have adopted a distribution and shareholder service plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan allows the Funds to compensate the Distributor for the costs incurred in distributing the Funds’ Investor Class Shares, including amounts paid to brokers or dealers, at an annual rate of 0.25% of the average daily net assets of the Funds’ Investor Class Shares.

For the year ended December 31, 2019, the Funds incurred fees pursuant to the Plan as follows:

Baird MidCap Fund	$309,280
Baird Small/Mid Cap Growth Fund	308
Baird Small/Mid Cap Value Fund	1,121
Baird SmallCap Value Fund	2,102
Chautauqua International Growth Fund	3,988
Chautauqua Global Growth Fund	2,993

8.	Redemption Fees
A redemption fee of 2.00% will be assessed on Institutional and Investor Class shares of the Chautauqua International Growth Fund and Chautauqua Global Growth Fund if redeemed (including in connection with an exchange) 90 days or less from their date of purchase, determined on a first-in, first-out (“FIFO”) basis.  The redemption fee is paid directly to the Funds and is designed to offset brokerage commissions, market impact and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading.

For the year ended December 31, 2019, the Funds charged redemption fees as follows:

Chautauqua International Growth Fund	$32,973
Chautauqua Global Growth Fund	$ 3,722

The Baird MidCap Fund, Baird Small/Mid Cap Growth Fund, Baird Small/Mid Cap Value Fund and Baird SmallCap Value Fund do not charge redemption fees.

9.	Subsequent Events
In preparing these financial statements, management has evaluated events after December 31, 2019.  There were no subsequent events since December 31, 2019, through the date the financial statements were issued that would warrant adjustment to or additional disclosure in these financial statements.

Report of Independent Registered Public
Accounting Firm

To the Shareholders and Board of Directors of
Baird Funds, Inc.

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Baird MidCap Fund, Baird Small/Mid Cap Growth Fund, Baird Small/Mid Cap Value Fund, Baird SmallCap Value Fund, Chautauqua International Growth Fund, and Chautauqua Global Growth Fund (the “Funds”) as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets, including the related notes, and the financial highlights for each of the two periods in the period then ended for Baird Small/Mid Cap Growth Fund, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the three years in the period then ended for the remainder of the Funds (collectively referred to as the “financial statements”).  In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2019, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

The Funds’ financial highlights for the periods ended December 31, 2016 and prior, were audited by other auditors whose report dated February 27, 2017, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2017.

/s/COHEN & COMPANY, LTD.

Milwaukee, Wisconsin
February 28, 2020

Directors & Officers
As of December 31, 2019 (Unaudited)

Independent Directors

John W. Feldt

Independent Director
Term of Office:  Indefinite
Length of Time Served:  Since September 2000
Age:  77

c/o Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, WI  53202

Principal Occupation(s) During the Past 5 Years:  Retired.

Number of Active Portfolios in Complex Overseen by Director:  16

Other Directorships Held by Director:  Director of Thompson IM Funds, Inc., a mutual fund complex (3 portfolios) (1987-2018).

Darren R. Jackson

Independent Director
Term of Office:  Indefinite
Length of Time Served:  Since November 2018
Age: 55

c/o Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, WI 53202

Principal Occupation(s) During the Past 5 Years: Retired; President, CEO and Director, Advance Auto Parts, Inc. (2008-2016).

Number of Active Portfolios in Complex Overseen by Director:  16

Other Directorships Held by Director:  Director of Fastenal Company, a tool and supply distributor, since 2012; Director of Cree, Inc., a lighting manufacturer, since 2016.

Frederick P. Stratton, Jr.

Independent Director
Term of Office:  Indefinite
Length of Time Served:  Since May 2004
Age:  80

c/o Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, WI  53202

Principal Occupation(s) During the Past 5 Years:  Retired; Chairman Emeritus, Briggs & Stratton Corporation, a manufacturing company, since 2003.

Number of Active Portfolios in Complex Overseen by Director:  16

Other Directorships Held by Director:  Director of Weyco Group, Inc., a men’s footwear distributor, since 1976.

Marlyn J. Spear, CFA

Independent Director
Term of Office:  Indefinite
Length of Time Served:  Since January 2008
Age:  66

c/o Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, WI  53202

Principal Occupation(s) During the Past 5 Years:  Retired; Chief Investment Officer, Building Trades United Pension Trust Fund (July 1989-February 2017).

Number of Active Portfolios in Complex Overseen by Director:  16

Other Directorships Held by Director:  Management Trustee of AFL-CIO Housing Investment Trust, a mutual fund complex (1 portfolio) (1995-2018).

Directors & Officers
As of December 31, 2019 (Unaudited) (Continued)

Independent Director

Cory L. Nettles

Independent Director
Term of Office:  Indefinite
Length of Time Served:  Since January 2008
Age:  49

c/o Generation Growth Capital, Inc.
411 East Wisconsin Avenue, Suite 1710
Milwaukee, WI  53202

Principal Occupation(s) During the Past 5 Years:  Managing Director, Generation Growth Capital, Inc., a private equity fund, since March 2007; Of Counsel, Quarles & Brady LLP, a law firm (January 2005-December 2016).

Number of Active Portfolios in Complex Overseen by Director:  16

Other Directorships Held by Director:  Director of Weyco Group, Inc., a men’s footwear distributor, since 2007; Director of Associated Banc-Corp, since 2013.

Officers

Mary Ellen Stanek

President
Term of Office:  Re-elected by Board annually
Length of Time Served:  Since September 2000
Age:  63

777 East Wisconsin Avenue
Milwaukee, WI  53202

Principal Occupation(s) During the Past 5 Years:  Managing Director, the Advisor, and Chief Investment Officer, Baird Advisors, a department of the Advisor, since March 2000.

Charles B. Groeschell

Vice President
Term of Office:  Re-elected by Board annually
Length of Time Served:  Since January 2010
Age:  66

777 East Wisconsin Avenue
Milwaukee, WI  53202

Principal Occupation(s) During the Past 5 Years:  Managing Director, the Advisor, and Senior Portfolio Manager, Baird Advisors, a department of the Advisor, since February 2000.

Angela M. Palmer

Chief Compliance Officer and
AML Compliance Officer
Term of Office:  Re-elected by Board annually
Length of Time Served:  Since March 2014
Age:  47

777 East Wisconsin Ave
Milwaukee, WI 53202

Chief Compliance Officer, the Advisor, since March 2014; Anti-Money Laundering Compliance Officer since May 2015; Director, the Advisor, since July 2014.

Heidi L. Schneider

Treasurer
Term of Office:  Re-elected by Board annually
Length of Time Served:  Since August 2017
Age:  48

777 East Wisconsin Avenue
Milwaukee, WI  53202

Principal Occupation(s) During the Past 5 Years:  Managing Director, the Advisor, since December 2013.

Charles M. Weber

Secretary
Term of Office:  Re-elected by Board annually
Length of Time Served:  Since September 2005
Age:  56

777 East Wisconsin Avenue
Milwaukee, WI 53202

Principal Occupation(s) During the Past 5 Years: Senior Associate General Counsel, the Advisor, since January 2013; Managing Director, the Advisor, since January 2009.

Directors & Officers
As of December 31, 2019 (Unaudited) (Continued)

Officers (Continued)

Peter J. Hammond

Vice President
Term of Office: Re-elected by Board annually
Length of Time Served: Since August 2012
Age:  56

777 East Wisconsin Avenue
Milwaukee, WI 53202

Principal Occupation(s) During the Past 5 Years:
Managing Director, the Advisor, since January 2016;  Senior Vice President, the Advisor (March 2012-December 2015).

Dustin J. Hutter

Assistant Treasurer
Term of Office:  Re-elected by Board annually
Length of Time Served:  Since February 2011
Age:  43

777 East Wisconsin Avenue
Milwaukee, WI 53202

Principal Occupation(s) During the Past 5 Years:  Senior Business Analyst, the Advisor, since September 2017; Director of Finance Services, the Advisor (August 2015-August 2017); Director of Reporting and Analysis, Capital Markets Finance, the Advisor (February 2013-August 2015).

Andrew D. Ketter

Assistant Secretary
Term of Office:  Re-elected by Board annually
Length of Time Served:  Since February 2011
Age:  45

777 East Wisconsin Avenue
Milwaukee, WI 53202

Principal Occupation(s) During the Past 5 Years:  Associate General Counsel, the Advisor, since September 2010; Director, the Advisor, since July 2014.

Additional information about the Funds’ Directors is available in the Statement of Additional Information which may be obtained without charge, upon request, by calling 1-866-44BAIRD, or at www.bairdfunds.com.

Baird Funds, Inc.

Disclosure Regarding the Board of Directors’ Approval of the Investment Advisory Agreement for Baird Equity Funds (Unaudited)

The Board of Directors (the “Board” or the “Directors”) of Baird Funds, Inc. (the “Corporation”), comprised of directors who are not “interested persons” of the Corporation within the meaning of the Investment Company Act of 1940 (the “Independent Directors”), met on August 12 and August 21, 2019 to consider the annual renewal of the investment advisory agreement between Robert W. Baird & Co. Incorporated (“Baird” or the “Advisor”) and the Corporation on behalf of the Baird MidCap Fund, Baird Small/Mid Cap Value Fund, Baird SmallCap Value Fund, Chautauqua International Growth Fund, and Chautauqua Global Growth Fund (the “Funds”).  The Board approved the continuation of the investment advisory agreement for the Funds through a process that concluded at the August 21, 2019 meeting.  In connection with its consideration of the investment advisory agreement, the Board reviewed and discussed various information that had been provided prior to the meeting, including the investment advisory agreement, a memorandum provided by legal counsel summarizing the guidelines relevant to the Board’s consideration of the approval of the investment advisory agreement, a memorandum and other information provided in response to a request from the Board from the Advisor (including the Advisor’s Form ADV Part 1A, brochures and brochure supplements and annual report and audited financial statements for the Advisor’s parent company), a profitability analysis, comparative information about the Funds’ performance for periods ended June 30, 2019, management fees and expense ratios, composite performance of similar accounts managed by the Advisor, trading and commission information and other pertinent information.

The Board considered the Advisor’s 15(c) response and discussed various questions and information with representatives of the Advisor at the August 12, 2019 special meeting.  At the August 21 meeting, the Board met in executive session with the Funds’ legal counsel to consider the investment advisory agreement.  The Board also took into account information reviewed periodically throughout the year that was relevant to its consideration of the investment advisory agreement, including performance, management fee and other expense information and discussions with the Funds’ portfolio managers.  Based on its evaluation of this information, the Board, which is comprised solely of Independent Directors, approved the continuation of the investment advisory agreement for the Funds for an additional one-year period.

In considering the investment advisory agreement and reaching its conclusions, the Board reviewed and analyzed various factors that it determined were relevant, including the factors below.  In deciding to approve the investment advisory agreement for each Fund, the Board did not identify any single factor as determinative but considered all factors together.

Approval of Investment Advisory Agreement

Nature, Extent and Quality of Services Provided to the Funds
The Board considered the nature, extent and quality of the services provided by the Advisor to the Funds.  The Board noted the Advisor’s overall reputation and depth of the Advisor’s personnel, resources and commitment to the Funds and the experience of the portfolio management teams employed to manage the Funds’ investments.  The Board considered the credentials and continuity of the portfolio management teams for the Funds and noted that the Advisor continues to add resources in support of the Funds, including investments in personnel, technology, research, trading, risk controls and systems.

The Board considered the Advisor’s disciplined investment decision making process used for the Funds.  The Board also considered other services that the Advisor provides the Funds in its capacity as their investment advisor, such as making some of its key personnel available to serve as officers of the Funds, selecting broker-dealers for execution of portfolio transactions, ensuring adherence to the Funds’ investment policies and restrictions, proxy voting, compliance, risk management services, administering the Funds’ liquidity risk management program, valuation support, providing support services to the Board and the committees of the Board and overseeing the Funds’ other service providers.  The Board noted that the Funds had experienced net inflows on a year-over-year basis.  The Board also considered the strength of the Advisor’s compliance department, including the credentials of the Funds’ chief compliance officer, as well as the Advisor’s risk management system.  The Board concluded that the nature, extent and quality of the services provided by the

Baird Funds, Inc.

Disclosure Regarding the Board of Directors’ Approval of the Investment Advisory Agreement for Baird Equity Funds (Unaudited) (Continued)

Advisor to the Funds were appropriate and that each Fund was likely to continue to benefit from services provided under the investment advisory agreement.

Investment Performance of the Advisor and the Funds
In considering the investment performance of each of the Funds, the Board reviewed information as of June 30, 2019 regarding the performance of each class of the Fund for applicable one-year, three-year, five-year, ten-year and since-inception periods in comparison to its benchmark index and its peer group as determined by Lipper.  The Board also considered composite investment performance of Baird Equity Asset Management with respect to accounts managed by the Advisor that are comparable to the Funds.

The Board noted that the performance of the Institutional Class of the MidCap Fund exceeded the benchmark index and Lipper peer group average for most time periods.  The Board considered the performance of the SmallCap Value Fund and Small/Mid Cap Value Fund noting that the Funds have trailed the benchmark index and peer group average for applicable time periods.  The Board considered the reasons for each Fund’s underperformance during such periods as discussed by the Advisor and the Advisor’s strategy to improve the Value Funds’ performance.

The Board considered the performance of the Chautauqua Funds since they were launched in 2016, noting that the performance of the Institutional Class of the International Growth Fund and the Global Growth Fund each trailed the benchmark index and Lipper peer group average for the one-year period and but exceeded the benchmark index and Lipper peer group average for the since-inception periods.

The Board also considered the Advisor’s quarterly portfolio commentaries and reviews explaining the Funds’ performance and the consistent investment strategies the Advisor employs for the Funds.  After considering all of the information, the Board concluded that, although past performance is not a guarantee of future results, each Fund and its shareholders were likely to benefit from the continued management by the Advisor.

Fee Information, Costs of Services Provided and Profits Realized by the Advisor
The Board examined the fee and expense information for each of the Funds, including a comparison of such information to other similarly situated mutual funds as determined by Morningstar.  The Board noted that the advisory fee for the MidCap Fund is equal to the Morningstar category average; the advisory fee for the Small/Mid Cap Value Fund and the Chautauqua International Growth Fund is below the Morningstar category average; and the advisory fee for the Small/Cap Value Fund and the Chautauqua Global Growth Fund is above the category average.

The Board considered that the Advisor had reduced its advisory fee for the Small/Mid Cap Value Fund, the Chautauqua International Growth Fund and the Chautauqua Global Growth Fund effective December 1, 2018.

The Board also considered the total expense ratio of each Fund, after fee waivers and expense reimbursements by the Advisor, relative to all other mutual funds in its Morningstar category.  The Board noted that the net expense ratios for each class of the Funds, after waivers, are below the Morningstar average except with respect to the SmallCap Value Fund, which is slightly above the peer group average.  The Board noted that the Advisor had lowered the expense ratios for the SmallCap Value Fund, the Small/Mid Cap Value Fund, the Chautauqua Global Growth Fund and the Chautauqua International Growth Fund effective December 1, 2018.

The Board also reviewed and considered management fees charged by the Advisor to other investment advisory clients and noted that the advisory fee paid by the MidCap Fund was less than what the Advisor charges on the first $10 million of a separately managed account.  The advisory fee paid by the Small/Mid Cap Value Fund was equal to what the Advisor charges to a separately managed account and the advisory fee paid by the SmallCap Value Fund was less than what the Advisor charges on the first $20 million of a separately managed account.  With respect to the International Growth and Global Growth Funds, each Fund’s advisory fee was less than what the Advisor charges on the first $100 million of a separately managed account.

Baird Funds, Inc.

Disclosure Regarding the Board of Directors’ Approval of the Investment Advisory Agreement for Baird Equity Funds (Unaudited) (Continued)

The Board noted that the Advisor maintains subadvisory arrangements with other unaffiliated equity mutual funds as well as two private limited partnerships managed in strategies similar to the International Growth Fund and the Global Growth Fund but did not consider the comparative fees to be a material factor given the difference in services provided by the Advisor.

The Board considered the fees realized, and the costs incurred, by the Advisor in providing investment management services to the Funds and the profitability to the Advisor of having a relationship with the Funds.  The Board noted that the Advisor has waived fees for each of the Funds under the expense cap agreement, other than the MidCap Fund (due to its expense ratio being below the expense cap).

The Board noted the extent of the significant additional services provided to the Funds that the Advisor did not provide in the other advisory relationships.  Those services included operational support, valuation services, administration of the Funds’ liquidity risk management program, oversight of the Funds’ other service providers, director support, preparation of regulatory filings, implementation of the Funds’ compliance program including employment of the Funds’ Chief Compliance Officer and other compliance staff, and various other services.  In addition, the Board noted that the provision of investment advisory services to the Funds requires more effort than it does for separately managed accounts due to daily sales and redemption activity and additional regulatory and compliance requirements.  The Board noted that the Advisor’s profitability information does not reflect certain internal resources provided by the Advisor to the Funds, such as IT, compliance, risk management, legal and finance support.

The Board reviewed and considered the general financial condition of the Advisor and its parent company and determined it to be sound.  The Board also noted that all marketing and distribution fees other than the Rule 12b-1 fee payable by the Investor Class shares of the Funds were paid by the Advisor from its reasonable profits.  In light of all of the information that it received and considered, the Board concluded that the management fee and total expense ratio of each Fund were reasonable, and the profits realized by the Advisor from its relationship with the Funds were reasonable.

Economies of Scale and Fee Levels Reflecting Those Economies
The Board reviewed the extent to which economies of scale may be realized as the Funds increase in size.  The Board recognized that the Advisor has committed to waive fees and/or reimburse expenses for each Fund pursuant to the fee waiver/expense reimbursement agreement, which limits Fund expenses at prescribed levels.  Other than the MidCap Fund, the Board did not consider economies of scale to be a material factor due to the current asset size of each Fund.  With respect to the MidCap Fund, Fund shareholders have benefited from the Fund’s expense ratio, which has gone down with the growth in assets.  In addition, the Board noted that the Fund compares favorably with other funds in its Morningstar category in terms of expenses.  The Directors concluded that the absence of breakpoints in the management fee for the MidCap Fund is reasonable at this time.

The Directors considered the Advisor’s commitment to continue to evaluate breakpoints with respect to the MidCap Fund.  The Directors concluded that the current fee structure of each Fund was reasonable.

Benefits Derived from the Relationship with the Funds
The Board considered other benefits to the Advisor from serving as advisor to the Funds (in addition to the advisory fee).  Those benefits include Rule 12b-1 fees received by the Distributor and its representatives.  The Board noted that the Advisor derives ancillary benefits from its association with the Funds in the form of research products and services received from unaffiliated broker-dealers who execute portfolio trades for the Funds.  The Board noted that the Advisor’s asset management and other businesses may experience indirect benefits from the Advisor’s association with the Funds.  The Board concluded that the other benefits realized by the Advisor from its relationship with the Funds were appropriate.

Based on their evaluation of the above factors, as well as other factors relevant to their consideration of the investment advisory agreement, the Directors concluded that the continuation of the investment advisory agreement was in the best interests of each Fund and its shareholders.

Additional Information

Proxy Voting
A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll free, 1-866-44BAIRD, by accessing the Funds’ website at www.bairdfunds.com or by accessing the SEC’s website at www.sec.gov.

Each Fund’s proxy voting record for the most recent 12-month period ended June 30 is available without charge, upon request, by calling toll free, 1-866-44BAIRD, by accessing the Funds’ website at www.bairdfunds.com or by accessing the SEC’s website at www.sec.gov.

Portfolio Holdings Disclosure
The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT.  The Funds’ filings on Part F of Form N-PORT are available on the SEC’s website at www.sec.gov. The Funds’ Form N-PORT reports may also be obtained by calling toll-free 1-866-44BAIRD.

Qualified Dividend Income/Dividends Received Deduction
For the fiscal year ended December 31, 2019, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Baird MidCap Fund	100.00%
Baird Small/Mid Cap Value Fund	100.00%
Baird SmallCap Value Fund	100.00%
Chautauqua International Growth Fund	100.00%
Chautauqua Global Growth Fund	100.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended December 31, 2019 was as follows:

Baird MidCap Fund	100.00%
Baird Small/Mid Cap Value Fund	91.99%
Baird SmallCap Value Fund	96.44%
Chautauqua Global Growth Fund	6.34%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for each Fund were as follows:

Baird MidCap Fund	100.00%
Chautauqua Global Growth Fund	24.08%

Baird Funds, Inc. Privacy Policy

FACTS	WHAT DOES BAIRD FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number
• Account balances, transaction history and assets
• Checking account information and wire transfer instructions

How?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Baird Funds, Inc. chooses to share; and whether you can limit this sharing.

	Does Baird	Can you limit
Reasons we can share your personal information	Funds, Inc. share?	this sharing?
For our everyday business purposes—	Yes	No
such as to process your transactions, maintain
your account(s), respond to court orders and
legal investigations, or report to credit bureaus
For our marketing purposes—	Yes	No
to offer our products and services to you
For joint marketing with other financial companies	No	We do not share
For our affiliates’ everyday business purposes—	Yes	No
information about your transactions and experiences
For our affiliates’ everyday business purposes—	No	We do not share
information about your creditworthiness
For our affiliates to market to you	No	We do not share
For nonaffiliates to market to you	No	We do not share

Questions?	Call (toll free) 1-866-442-2473, Email prospectus@bairdfunds.com or go to www.bairdfunds.com

Baird Funds, Inc. Privacy Policy

Who we are
Who is providing	Baird Funds, Inc.
this notice?
What we do
How does Baird	To protect your personal information from unauthorized access and
Funds, Inc. protect my	use, we use security measures that comply with federal law. These
personal information?	measures include computer safeguards and secured files and buildings.
How does Baird	We collect your personal information, for example, when you
Funds, Inc. collect	• open an account or give us your contact information
my personal	• make a wire transfer or provide account information
information?	• make deposits or withdrawals from your account
We also collect your personal information from other companies.
Why can’t I limit	Federal law gives you the right to limit only
all sharing?	• sharing for affiliates’ everyday business purposes—information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• Robert W. Baird & Co Incorporated (the investment adviser and distributor to the Baird Funds) and its affiliates may share information among each other.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• Baird Funds, Inc. does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. We do not have any joint marketing partners.
• Baird Funds, Inc. does not have any joint marketing partners.

Baird Funds, Inc.
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
1-866-44BAIRD

Board of Directors
John W. Feldt
Darren R. Jackson
Cory L. Nettles
Marlyn J. Spear (Chair)
Frederick P. Stratton, Jr.

Investment Advisor and Distributor
Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue
Milwaukee, WI 53202

Administrator and Transfer Agent
U.S. Bancorp Fund Services, LLC
P.O. Box 701
615 East Michigan Street
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 N. RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Legal Counsel
Godfrey & Kahn, S.C.
833 East Michigan Street, Suite 1800
Milwaukee, WI 53202

Independent Registered Public
Accounting Firm
Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, WI 53202

Item 2. Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the President, Treasurer and Assistant Treasurer of the Registrant. The Registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The Registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The Registrant’s board of directors has determined that John W. Feldt, Frederick P. Stratton,  Jr., Marlyn J. Spear, and Darren R. Jackson, members of the audit committee, each qualify as an “audit committee financial expert” as such term is defined in paragraph (b) of Item 3 of Form N-CSR.  Mr. Feldt, Mr. Stratton, Ms. Spear, and Mr. Jackson are each “independent” as such term is defined in paragraph (a)(2) of Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

Fees billed by Cohen & Company, Ltd. (“Cohen”), the Registrant’s principal accountant, during the last two fiscal years were as follows:

	FYE 12/31/2019	FYE 12/31/2018
Audit Fees	$229,600	$199,000
Audit-Related Fees
Tax Fees All Other Fees	$72,000	$63,000

In the above table, “audit fees” are fees billed for professional services for the audit of the Registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.  “Tax fees” are fees billed for professional services rendered for tax compliance, tax advice and tax planning, and specifically relate to Cohen’s review of the Registrant’s federal and state tax returns.

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services rendered to the Registrant, as well as all non-audit services provided to the Registrant’s investment adviser and any entity affiliated with the Registrant’s investment adviser with respect to any engagement that relates directly to the operations and financial reporting of the Registrant.  In accordance with its policies and procedures, the audit committee pre-approved all audit and tax services provided by Cohen to the Registrant during fiscal 2019.  During the past two fiscal years, the Registrant did not receive any non-audit services from Cohen pursuant to any waivers of the pre-approval requirement under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.  All of Cohen’s hours spent on auditing the Registrant’s financial statements were attributed to work performed by full-time permanent employees of Cohen.

Item 5. Audit Committee of Listed Registrants.

Not applicable because the Registrant is not a “listed issuer” within the meaning of Rule 10A-3 under the Securities Exchange Act of 1934.

Item 6. Investments.

(a)
The complete Schedules of Investments in securities of unaffiliated issuers as of the close of the reporting period for the Baird MidCap Fund, Baird Small/ Mid Cap Growth Fund, Baird Small/Mid Cap Value Fund, Baird SmallCap Value Fund, Chautauqua International Growth Fund and Chautauqua Global Growth Fund are included as part of the report to shareholders filed under Item 1.  The Summary Schedules of Investments in securities of unaffiliated issuers as of the close of the reporting period for the Baird Ultra Short Bond Fund, Baird Short-Term Bond Fund, Baird Intermediate Bond Fund, Baird Aggregate Bond Fund, Baird Core Plus Bond Fund, Baird Short-Term Municipal Bond Fund, Baird Quality Intermediate Municipal Bond Fund, Baird Core Intermediate Municipal Bond Fund, Baird Strategic Municipal Bond Fund, and Baird Municipal Bond Fund are included as part of the report to shareholders filed under Item 1. The complete Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period for Baird Ultra Short Bond Fund, Baird Short-Term Bond Fund, Baird Intermediate Bond Fund, Baird Aggregate Bond Fund, Baird Core Plus Bond Fund, Baird Short-Term Municipal Bond Fund, Baird Quality Intermediate Municipal Bond Fund, Baird Core Intermediate Municipal Bond Fund, Baird Strategic Municipal Bond Fund, and Baird Municipal Bond Fund are listed below.

Baird Ultra Short Bond Fund
Schedule of Investments, December 31, 2019
	Principal		% of
	Amount	Value	Net Assets
LONG-TERM INVESTMENTS

U.S. Treasury Securities
U.S. Treasury Bonds:
1.500%, 06/15/2020	$78,000,000	$77,972,578
1.500%, 08/15/2020	58,400,000	58,354,375
1.375%, 09/15/2020	106,000,000	105,805,390
1.625%, 10/15/2020	85,000,000	84,990,039
2.625%, 11/15/2020	20,000,000	20,167,969
1.875%, 12/15/2020	132,000,000	132,288,750
2.000%, 01/15/2021	65,000,000	65,247,585
Total U.S. Treasury Securities (Cost $544,326,230)		544,826,686	31.4%

Other Government Related Securities
Industrial Bank of Korea,
2.502%, 08/02/2021 (3 Month LIBOR USD + 0.600%) (1)(2)(3)	4,000,000	4,013,040
Motiva Enterprises LLC,
5.750%, 01/15/2020 (2)	6,849,000	6,855,941
Petroleos Mexicanos,
6.000%, 03/05/2020 (1)	2,000,000	2,013,720
Sinopec Group Overseas Development [2017] Ltd.,
2.375%, 04/12/2020 (1)(2)	5,000,000	5,001,350
Syngenta Finance NV,
3.698%, 04/24/2020 (1)(2)	7,500,000	7,523,598
Total Other Government Related Securities (Cost $25,369,817)		25,407,649	1.5%

Corporate Bonds
Industrials
AbbVie, Inc.,
2.500%, 05/14/2020	6,196,000	6,205,309
Actavis Funding SCS:
3.000%, 03/12/2020 (1)	6,500,000	6,504,759
3.142%, 03/12/2020 (3 Month LIBOR USD + 1.255%) (1)(3)	1,500,000	1,502,817
America Movil SAB de CV,
5.000%, 03/30/2020 (1)	2,500,000	2,515,350
AT&T, Inc.:
2.951%, 07/15/2021 (3 Month LIBOR USD + 0.950%) (3)	3,000,000	3,028,555
3.067%, 06/12/2024 (3 Month LIBOR USD + 1.180%) (3)	6,000,000	6,104,110
AutoNation, Inc.,
3.350%, 01/15/2021	378,000	381,941
Bayer US Finance II LLC,
2.577%, 06/25/2021 (3 Month LIBOR USD + 0.630%) (2)(3)	3,000,000	3,009,466
Becton Dickinson and Co.:
2.404%, 06/05/2020	725,000	725,771
3.250%, 11/12/2020	3,653,000	3,687,226
2.836%, 12/29/2020 (3 Month LIBOR USD + 0.875%) (3)	2,250,000	2,251,105
Broadcom, Inc.,
2.375%, 01/15/2020	10,500,000	10,500,469
Bunge Limited Finance Corp.,
3.500%, 11/24/2020	9,298,000	9,413,987
Campbell Soup Co.:
2.394%, 03/16/2020 (3 Month LIBOR USD + 0.500%) (3)	2,480,000	2,480,737
2.524%, 03/15/2021 (3 Month LIBOR USD + 0.630%) (3)	4,275,000	4,283,982
Charter Communications Operating LLC,
3.579%, 07/23/2020	1,425,000	1,434,082
Chevron Phillips Chemical Co. LLC / Chevron Phillips Chemical Co. LP,
2.659%, 05/01/2020 (3 Month LIBOR USD + 0.750%) (2)(3)	1,500,000	1,502,828
Cigna Corp.,
2.550%, 09/17/2021 (3 Month LIBOR USD + 0.650%) (3)	2,000,000	2,000,112
CK Hutchison International Ltd.,
2.250%, 09/29/2020 (1)(2)	2,400,000	2,398,896
CNH Industrial Capital LLC,
4.375%, 11/06/2020	11,550,000	11,737,688
Columbia Pipeline Group, Inc.,
3.300%, 06/01/2020	11,585,000	11,624,430
Conagra Brands, Inc.:
2.512%, 10/09/2020 (3 Month LIBOR USD + 0.500%) (3)	1,855,000	1,857,767
2.703%, 10/22/2020 (3 Month LIBOR USD + 0.750%) (3)	3,000,000	3,000,272
CRH America, Inc.,
5.750%, 01/15/2021	1,000,000	1,034,944
CVS Health Corp.,
2.605%, 03/09/2021 (3 Month LIBOR USD + 0.720%) (3)	7,485,000	7,530,896
Daimler Finance North America LLC:
3.100%, 05/04/2020 (2)	2,000,000	2,006,586
2.200%, 05/05/2020 (2)	1,243,000	1,243,625
2.349%, 02/22/2021 (3 Month LIBOR USD + 0.450%) (2)(3)	3,500,000	3,501,356
3.000%, 02/22/2021 (2)	2,800,000	2,827,543
2.779%, 02/22/2022 (3 Month LIBOR USD + 0.880%) (2)(3)	3,150,000	3,173,632
Deutsche Telekom International Finance BV,
2.582%, 01/17/2020 (3 Month LIBOR USD + 0.580%) (1)(2)(3)	2,000,000	2,000,499
Dollar Tree, Inc.,
2.702%, 04/17/2020 (3 Month LIBOR USD + 0.700%) (3)	11,231,000	11,233,085
DR Horton, Inc.,
2.550%, 12/01/2020	1,775,000	1,782,824
DuPont de Nemours, Inc.,
2.620%, 11/15/2020 (3 Month LIBOR USD + 0.710%) (3)	5,222,000	5,244,418
EMD Finance LLC,
2.400%, 03/19/2020 (2)	11,200,000	11,203,432
Enable Oklahoma Intrastate Transmission LLC,
6.250%, 03/15/2020 (2)	1,700,000	1,712,281
Energy Transfer Partners LP,
4.150%, 10/01/2020	12,435,000	12,567,575
Family Dollar Stores, Inc.,
5.000%, 02/01/2021	905,000	932,358
Florida Gas Transmission Co. LLC,
5.450%, 07/15/2020 (2)	4,210,000	4,280,778
Ford Motor Credit Co. LLC:
3.012%, 01/09/2020 (3 Month LIBOR USD + 1.000%) (3)	1,125,000	1,125,158
2.459%, 03/27/2020	3,200,000	3,200,984
2.425%, 06/12/2020	675,000	674,587
2.677%, 06/12/2020 (3 Month LIBOR USD + 0.790%) (3)	2,000,000	2,001,164
5.085%, 01/07/2021	350,000	358,371
5.750%, 02/01/2021	5,200,000	5,367,895
General Electric Co.:
5.500%, 01/08/2020	6,082,000	6,084,198
4.375%, 09/16/2020	360,000	365,580
4.625%, 01/07/2021	1,700,000	1,738,635
General Mills, Inc.,
2.541%, 04/16/2021 (3 Month LIBOR USD + 0.540%) (3)	3,500,000	3,511,299
General Motors Co.,
2.791%, 09/10/2021 (3 Month LIBOR USD + 0.900%) (3)	1,500,000	1,500,438
General Motors Financial Co., Inc.:
2.650%, 04/13/2020	3,052,000	3,055,789
2.916%, 04/13/2020 (3 Month LIBOR USD + 0.930%) (3)	2,700,000	2,704,229
2.450%, 11/06/2020	3,000,000	3,007,236
4.200%, 03/01/2021	1,815,000	1,854,242
Grupo Bimbo SAB de CV,
4.875%, 06/30/2020 (1)(2)	2,668,000	2,697,935
Hewlett Packard Enterprise Co.,
2.567%, 03/12/2021 (3 Month LIBOR USD + 0.680%) (3)	5,000,000	5,018,600
Hillshire Brands Co.,
4.100%, 09/15/2020	2,525,000	2,553,512
Hyundai Capital America, Inc.:
2.708%, 04/03/2020 (3 Month LIBOR USD + 0.800%) (2)(3)	3,000,000	3,003,484
3.000%, 10/30/2020 (2)	630,000	633,917
3.450%, 03/12/2021 (2)	1,905,000	1,928,434
2.812%, 07/08/2021 (3 Month LIBOR USD + 0.940%) (2)(3)	1,825,000	1,829,622
Ingredion, Inc.,
4.625%, 11/01/2020	4,000,000	4,082,232
International Business Machines Corp.,
2.305%, 05/13/2021 (3 Month LIBOR USD + 0.400%) (3)	6,400,000	6,424,474
International Flavors & Fragrances, Inc.,
3.400%, 09/25/2020	5,150,000	5,194,090
Kinder Morgan Energy Partners LP:
6.850%, 02/15/2020	2,000,000	2,010,092
6.500%, 04/01/2020	3,983,000	4,024,963
Kinder Morgan, Inc.,
5.000%, 02/15/2021 (2)	1,615,000	1,660,816
Kraft Heinz Foods Co.,
2.800%, 07/02/2020	757,000	758,210
L3Harris Technologies, Inc.,
2.416%, 04/30/2020 (3 Month LIBOR USD + 0.480%) (3)	2,050,000	2,051,122
Lennar Corp.,
2.950%, 11/29/2020	3,000,000	3,007,500
Marriott International, Inc.:
2.507%, 12/01/2020 (3 Month LIBOR USD + 0.600%) (3)	4,775,000	4,790,262
2.535%, 03/08/2021 (3 Month LIBOR USD + 0.650%) (3)	1,500,000	1,505,528
Martin Marietta Materials, Inc.,
2.549%, 05/22/2020 (3 Month LIBOR USD + 0.650%) (3)	2,305,000	2,307,667
Molex Electronic Technologies LLC,
2.878%, 04/15/2020 (2)	12,804,000	12,821,124
Molson Coors Brewing Co.,
2.250%, 03/15/2020	5,000,000	4,997,867
MPLX LP,
2.785%, 09/09/2021 (3 Month LIBOR USD + 0.900%) (3)	6,800,000	6,820,814
Nissan Motor Acceptance Corp.:
2.250%, 01/13/2020 (2)	1,060,000	1,059,966
2.150%, 07/13/2020 (2)	5,150,000	5,147,816
2.558%, 09/21/2021 (3 Month LIBOR USD + 0.630%) (2)(3)	4,800,000	4,803,316
Occidental Petroleum Corp.,
3.360%, 08/15/2022 (3 Month LIBOR USD + 1.450%) (3)	8,000,000	8,042,751
Penske Truck Leasing Co.:
3.050%, 01/09/2020 (2)	5,185,000	5,185,683
3.200%, 07/15/2020 (2)	5,695,000	5,719,431
Phillips 66,
2.751%, 04/15/2020 (3 Month LIBOR USD + 0.750%) (2)(3)	3,000,000	3,001,239
Qualcomm, Inc.,
2.449%, 05/20/2020 (3 Month LIBOR USD + 0.550%) (3)	1,500,000	1,502,126
Rockies Express Pipeline LLC,
5.625%, 04/15/2020 (2)	7,000,000	7,074,184
Rolls-Royce PLC,
2.375%, 10/14/2020 (1)(2)	2,300,000	2,308,791
Royal Caribbean Cruises Ltd.,
2.650%, 11/28/2020 (1)	1,780,000	1,789,117
Sabine Pass Liquefaction LLC,
5.625%, 02/01/2021	12,300,000	12,643,083
Spirit AeroSystems, Inc.,
2.694%, 06/15/2021 (3 Month LIBOR USD + 0.800%) (3)	4,000,000	3,990,173
Telefonica Emisiones SA,
5.134%, 04/27/2020 (1)	3,000,000	3,028,402
Tencent Holdings Ltd.,
2.875%, 02/11/2020 (1)(2)	1,970,000	1,971,359
Time Warner Cable LLC,
5.000%, 02/01/2020	10,252,000	10,271,199
Tyco Electronics Group SA,
2.342%, 06/05/2020 (3 Month LIBOR USD + 0.450%) (1)(3)	5,000,000	5,005,981
Tyson Foods, Inc.,
2.457%, 06/02/2020 (3 Month LIBOR USD + 0.550%) (3)	1,945,000	1,947,582
United Technologies Corp.,
2.554%, 08/16/2021 (3 Month LIBOR USD + 0.650%) (3)	4,000,000	4,000,514
Verizon Communications, Inc.,
3.010%, 05/15/2025 (3 Month LIBOR USD + 1.100%) (3)	4,000,000	4,091,671
Viterra, Inc.,
5.950%, 08/01/2020 (1)(2)	11,650,000	11,893,050
Volkswagen Group of America Finance LLC:
2.400%, 05/22/2020 (2)	2,225,000	2,227,947
2.841%, 11/12/2021 (3 Month LIBOR USD + 0.940%) (2)(3)	6,000,000	6,052,253
Vulcan Materials Co.,
2.557%, 03/01/2021 (3 Month LIBOR USD + 0.650%) (3)	9,236,000	9,253,694
Wabtec Corp.,
3.194%, 09/15/2021 (3 Month LIBOR USD + 1.300%) (3)	3,800,000	3,800,575
Williams Companies, Inc.:
5.250%, 03/15/2020	9,976,000	10,034,579
4.125%, 11/15/2020	2,700,000	2,732,135
Zimmer Holdings, Inc.,
2.700%, 04/01/2020	11,200,000	11,207,279
Total Industrials (Cost $435,996,478)		436,885,457	25.2%

Utilities
EDP Finance BV,
4.125%, 01/15/2020 (1)(2)	10,925,000	10,913,157
Exelon Generation Co. LLC,
2.950%, 01/15/2020	1,437,000	1,437,241
Mississippi Power Co.,
2.597%, 03/27/2020 (3 Month LIBOR USD + 0.650%) (3)	1,834,000	1,834,685
PSEG Power LLC,
5.125%, 04/15/2020	2,000,000	2,017,809
Sempra Energy,
2.400%, 02/01/2020	3,615,000	3,615,247
TECO Finance, Inc.,
5.150%, 03/15/2020	1,450,000	1,458,862
Total Utilities (Cost $21,280,195)		21,277,001	1.2%

Financials
ABN AMRO Bank NV,
2.489%, 08/27/2021 (3 Month LIBOR USD + 0.570%) (1)(2)(3)	1,000,000	1,004,166
AerCap Holdings N.V.:
4.250%, 07/01/2020 (1)	1,571,000	1,586,817
4.625%, 10/30/2020 (1)	8,711,000	8,885,268
Air Lease Corp.,
2.125%, 01/15/2020	2,500,000	2,499,857
Ally Financial, Inc.,
4.125%, 03/30/2020	12,000,000	12,045,000
Bank of America Corp.:
2.559%, 10/01/2021 (3 Month LIBOR USD + 0.650%) (3)	1,965,000	1,970,586
2.597%, 06/25/2022 (3 Month LIBOR USD + 0.650%) (3)	4,000,000	4,021,825
Barclays Bank PLC,
5.140%, 10/14/2020 (1)	4,012,000	4,095,936
Barclays PLC,
2.875%, 06/08/2020 (1)	2,200,000	2,204,224
BB&T Corp.,
2.464%, 06/15/2020 (3 Month LIBOR USD + 0.570%) (3)	791,000	792,461
BBVA USA:
5.500%, 04/01/2020	1,738,000	1,752,042
2.618%, 06/11/2021 (3 Month LIBOR USD + 0.730%) (3)	4,750,000	4,761,161
Capital One Financial Corp.,
2.661%, 05/12/2020 (3 Month LIBOR USD + 0.760%) (3)	1,700,000	1,703,188
Capital One NA,
2.350%, 01/31/2020	4,000,000	4,000,791
Citibank NA,
2.499%, 05/20/2022 (3 Month LIBOR USD + 0.600%) (3)	7,000,000	7,026,242
Citizens Bank NA:
2.447%, 03/02/2020 (3 Month LIBOR USD + 0.540%) (3)	2,000,000	2,000,850
2.629%, 02/14/2022 (3 Month LIBOR USD + 0.720%) (3)	1,500,000	1,508,415
Credit Agricole CIB,
2.533%, 10/03/2021 (3 Month LIBOR USD + 0.625%) (1)(3)	4,000,000	4,010,940
Credit Agricole SA,
2.861%, 06/10/2020 (3 Month LIBOR USD + 0.970%) (1)(2)(3)	1,000,000	1,003,710
Credit Suisse AG,
5.400%, 01/14/2020 (1)	2,000,000	2,001,876
Credit Suisse Group Funding Guernsey Ltd.,
3.125%, 12/10/2020 (1)	4,520,000	4,560,294
Deutsche Bank AG:
2.700%, 07/13/2020 (1)	1,000,000	1,000,705
2.971%, 07/13/2020 (3 Month LIBOR USD + 0.970%) (1)(3)	3,226,000	3,228,677
2.950%, 08/20/2020 (1)	3,183,000	3,190,442
Discover Bank:
7.000%, 04/15/2020	7,000,000	7,093,920
3.100%, 06/04/2020	2,810,000	2,820,460
First Horizon National Corp.,
3.500%, 12/15/2020	8,794,000	8,890,691
GATX Corp.,
2.600%, 03/30/2020	4,997,000	5,000,006
GE Capital International Funding Co. Unlimited Co.,
2.342%, 11/15/2020 (1)	4,512,000	4,515,642
Goldman Sachs Group, Inc.:
6.000%, 06/15/2020	4,000,000	4,070,601
3.680%, 02/25/2021 (3 Month LIBOR USD + 1.770%) (3)	2,285,000	2,323,356
HSBC Holdings PLC:
2.504%, 05/18/2021 (3 Month LIBOR USD + 0.600%) (1)(3)	3,000,000	3,003,055
3.570%, 05/25/2021 (3 Month LIBOR USD + 1.660%) (1)(3)	5,000,000	5,085,848
2.537%, 09/11/2021 (3 Month LIBOR USD + 0.650%) (1)(3)	2,000,000	2,004,379
International Lease Finance Corp.,
8.250%, 12/15/2020	1,575,000	1,665,078
JPMorgan Chase & Co.,
2.509%, 06/18/2022 (3 Month LIBOR USD + 0.610%) (3)	3,000,000	3,011,535
KEB Hana Bank,
2.625%, 04/06/2020 (3 Month LIBOR USD + 0.725%) (1)(2)(3)	3,000,000	3,002,280
Lloyds Bank PLC,
2.384%, 05/07/2021 (3 Month LIBOR USD + 0.490%) (1)(3)	3,665,000	3,676,929
Marsh & McLennan Companies, Inc.,
3.161%, 12/29/2021 (3 Month LIBOR USD + 1.200%) (3)	7,000,000	7,006,552
Mitsubishi UFJ Financial Group, Inc.,
2.586%, 07/26/2021 (3 Month LIBOR USD + 0.650%) (1)(3)	5,981,000	6,007,210
Mizuho Financial Group, Inc.,
3.481%, 04/12/2021 (3 Month LIBOR USD + 1.480%) (1)(2)(3)	1,500,000	1,521,045
Morgan Stanley:
5.500%, 01/26/2020	7,500,000	7,515,931
3.076%, 01/27/2020 (3 Month LIBOR USD + 1.140%) (3)	500,000	500,379
3.146%, 01/20/2022 (3 Month LIBOR USD + 1.180%) (3)	2,500,000	2,522,772
National Bank of Canada,
2.447%, 06/12/2020 (3 Month LIBOR USD + 0.560%) (1)(3)	4,000,000	4,005,889
Nationwide Building Society,
2.350%, 01/21/2020 (1)(2)	3,500,000	3,500,395
Nomura Holdings, Inc.,
6.700%, 03/04/2020 (1)	3,000,000	3,023,223
PNC Bank NA,
2.315%, 12/09/2022 (3 Month LIBOR USD + 0.430%) (3)	8,000,000	8,008,360
Regions Bank,
2.405%, 08/13/2021 (3 Month LIBOR USD + 0.500%) (3)	3,500,000	3,503,147
Reliance Standard Life Global Funding II,
2.500%, 01/15/2020 (2)	6,763,000	6,763,341
Royal Bank of Scotland PLC,
5.625%, 08/24/2020 (1)	8,200,000	8,382,984
Santander Holdings USA, Inc.,
2.650%, 04/17/2020	6,225,000	6,232,055
Santander UK PLC:
2.500%, 01/05/2021 (1)	2,000,000	2,012,139
2.570%, 11/15/2021 (3 Month LIBOR USD + 0.660%) (1)(3)	2,750,000	2,763,399
Standard Chartered PLC:
3.050%, 01/15/2021 (1)(2)	3,500,000	3,522,296
3.091%, 09/10/2022 (3 Month LIBOR USD + 1.200%) (1)(2)(3)	5,000,000	5,037,650
3.116%, 01/20/2023 (3 Month LIBOR USD + 1.150%) (1)(2)(3)	3,000,000	3,017,699
Sumitomo Mitsui Banking Corp.:
2.352%, 01/17/2020 (3 Month LIBOR USD + 0.350%) (1)(3)	1,250,000	1,250,244
2.514%, 01/17/2020 (1)	4,500,000	4,500,805
SunTrust Banks, Inc.,
2.494%, 05/17/2022 (3 Month LIBOR USD + 0.590%) (3)	8,400,000	8,440,156
Svenska Handelsbanken AB,
2.380%, 05/24/2021 (3 Month LIBOR USD + 0.470%) (1)(3)	3,725,000	3,736,925
Synchrony Bank,
2.586%, 03/30/2020 (3 Month LIBOR USD + 0.625%) (3)	4,550,000	4,553,372
Synchrony Financial:
2.700%, 02/03/2020	4,150,000	4,151,422
3.132%, 02/03/2020 (3 Month LIBOR USD + 1.230%) (3)	1,000,000	1,000,786
UBS Group Funding Switzerland AG:
3.375%, 09/24/2020 (3 Month LIBOR USD + 1.440%) (1)(2)(3)	500,000	504,575
3.439%, 02/01/2022 (3 Month LIBOR USD + 1.530%) (1)(2)(3)	2,450,000	2,507,555
Wells Fargo & Co.,
2.616%, 01/30/2020 (3 Month LIBOR USD + 0.680%) (3)	1,000,000	1,000,555
Wells Fargo Bank NA:
2.434%, 07/23/2021 (3 Month LIBOR USD + 0.500%) (3)	3,000,000	3,004,287
2.545%, 09/09/2022 (3 Month LIBOR USD + 0.660%) (3)	8,150,000	8,192,921
Willis Towers Watson PLC,
5.750%, 03/15/2021 (1)	5,225,000	5,446,171
Total Financials (Cost $269,625,213)		270,155,493	15.6%
Total Corporate Bonds (Cost $726,901,886)		728,317,951	42.0%

Municipal Bonds
Berks County Municipal Authority,
2.750%, 05/15/2022 (Callable 01/01/2020) (4)	1,170,000	1,170,000
New Jersey Economic Development Authority,
0.000%, 02/15/2021	8,185,000	8,003,702
Niagara Area Development Corp.,
2.455%, 05/01/2020	1,000,000	999,990
Public Finance Authority,
2.750%, 06/01/2020 (Callable 01/21/2020)	1,300,000	1,300,312
State of Illinois,
5.463%, 02/01/2020	11,240,000	11,266,414
Virginia Small Business Financing Authority,
3.000%, 07/01/2050 (Callable 03/02/2020) (4)	2,500,000	2,500,000
Total Municipal Bonds (Cost $25,221,039)		25,240,418	1.5%

Residential Mortgage-Backed Securities
U.S. Government Agency Issues
Federal National Mortgage Association (FNMA),
5.000%, 04/01/2020	88	91
Total U.S. Government Agency Issues (Cost $88)		91	0.0%
Non-U.S. Government Agency Issues
Accredited Mortgage Loan Trust,
Series 2005-4, Class A2D, 2.112%, 12/25/2035 (1 Month LIBOR USD + 0.320%) (3)	124,531	124,328
Aegis Asset Backed Securities Trust,
Series 2005-4, Class M1, 2.242%, 10/25/2035 (1 Month LIBOR USD + 0.450%) (3)	2,091,563	2,098,564
Carrington Mortgage Loan Trust:
Series 2005-NC1, Class M2, 2.572%, 02/26/2035 (1 Month LIBOR USD + 0.780%) (3)	1,017,043	1,019,510
Series 2007-HE1, Class A2, 1.942%, 06/25/2037 (1 Month LIBOR USD + 0.150%) (3)	657,291	654,902
Citigroup Mortgage Loan Trust, Inc.:
Series 2007-WFH2, Class A4, 2.142%, 03/25/2037 (1 Month LIBOR USD + 0.350%) (3)	281,625	281,565
Series 2007-AMC4, Class A2C, 1.962%, 05/25/2037 (1 Month LIBOR USD + 0.170%) (3)	294,787	293,833
Countrywide Asset-Backed Certificates,
Series 2006-23, Class 2A3, 1.962%, 08/25/2033 (1 Month LIBOR USD + 0.170%) (3)	3,733,961	3,722,684
CWABS Asset-Backed Certificates Trust,
Series 2006-14, Class 2A2, 1.942%, 04/25/2033 (1 Month LIBOR USD + 0.150%) (3)	31,948	31,939
GSAMP Trust:
Series 2005-WMC2, Class A2C, 2.492%, 11/25/2035 (1 Month LIBOR USD + 0.700%) (3)	593,391	593,513
Series 2006-HE4, Class A2C, 1.942%, 06/25/2036 (1 Month LIBOR USD + 0.150%) (3)	1,034,245	1,030,318
Home Equity Asset Trust:
Series 2006-2, Class 2A4, 2.102%, 05/25/2036 (1 Month LIBOR USD + 0.310%) (2)(3)	1,605,728	1,603,661
Series 2006-3, Class 1A1, 1.992%, 07/25/2036 (1 Month LIBOR USD + 0.200%) (3)	1,296,811	1,295,905
J.P. Morgan Mortgage Acquisition Trust,
Series 2007-CH5, Class A4, 1.952%, 06/25/2036 (1 Month LIBOR USD + 0.160%) (3)	34,269	34,256
MASTR Alternative Loan Trust,
Series 2004-13, Class 8A1, 5.500%, 01/25/2025	30,642	30,773
Mill City Mortgage Trust,
Series 2015-1, Class A3, 3.000%, 06/25/2056 (2)(4)	8,090,976	8,086,070
New Century Home Equity Loan Trust,
Series 2005-2, Class M2, 2.467%, 06/25/2035 (1 Month LIBOR USD + 0.675%) (3)	786,576	786,761
Popular ABS Mortgage Pass-Through Trust:
Series 2005-B, Class M2, 2.452%, 08/25/2035 (1 Month LIBOR USD + 0.660%) (3)	396,995	397,567
Series 2006-C, Class A4, 2.042%, 07/25/2036 (1 Month LIBOR USD + 0.250%) (3)	911,026	908,246
RAMP Series Trust,
Series 2007-RZ1, Class A2, 1.952%, 02/25/2037 (1 Month LIBOR USD + 0.160%) (3)	1,039,804	1,036,649
RASC Series Trust,
Series 2005-KS11, Class M1, 2.192%, 12/25/2035 (1 Month LIBOR USD + 0.400%) (3)	1,541,703	1,543,025
Soundview Home Loan Trust,
Series 2006-OPT2, Class A3, 1.972%, 05/25/2036 (1 Month LIBOR USD + 0.180%) (3)	1,096,485	1,095,604
Towd Point Mortgage Trust,
Series 2017-5, Class A1, 2.392%, 02/26/2057 (1 Month LIBOR USD + 0.600%) (2)(3)	878,933	876,762
Total Non-U.S. Government Agency Issues (Cost $27,522,575)		27,546,435	1.6%

Commercial Mortgage-Backed Securities
Non-U.S. Government Agency Issues
COMM Mortgage Trust,
Series 2012-CR2, Class ASB, 2.752%, 08/17/2045	3,232,772	3,239,889
GS Mortgage Securities Trust,
Series 2012-GC6, Class AAB, 3.314%, 01/12/2045	12,705,611	12,803,235
WFRBS Commercial Mortgage Trust,
Series 2012-C8, Class ASB, 2.559%, 08/17/2045	5,130,270	5,152,857
Total Non-U.S. Government Agency Issues (Cost $21,188,134)		21,195,981	1.2%

Asset Backed Securities
Ally Auto Receivables Trust:
Series 2018-2, Class A2, 2.640%, 02/16/2021	31,268	31,273
Series 2019-1, Class A2, 2.850%, 03/15/2022	6,829,247	6,847,408
American Express Credit Account Master Trust:
Series 2017-1, Class A, 1.930%, 09/15/2022	8,384,000	8,383,620
Series 2017-3, Class A, 1.770%, 11/15/2022	2,000,000	1,999,262
Series 2017-6, Class A, 2.040%, 05/15/2023	7,092,000	7,102,842
BA Credit Card Trust,
Series 2017-A1, Class A1, 1.950%, 08/15/2022	5,611,000	5,611,561
Bank of The West Auto Trust,
Series 2017-1, Class A3, 2.110%, 01/15/2023 (2)	2,458,091	2,458,277
Barclays Dryrock Issuance Trust,
Series 2015-1, Class A, 2.200%, 12/15/2022	4,217,000	4,217,778
BMW Vehicle Owner Trust,
Series 2018-A, Class A3, 2.350%, 04/25/2022	6,499,996	6,517,545
Capital One Multi-Asset Execution Trust,
Series 2017-A1, Class A1, 2.000%, 01/17/2023	10,000,000	10,001,208
CarMax Auto Owner Trust:
Series 2016-3, Class A3, 1.390%, 05/17/2021	225,181	225,009
Series 2016-4, Class A3, 1.400%, 08/16/2021	1,799,568	1,796,650
Series 2018-4, Class A2A, 3.110%, 02/15/2022	7,141,437	7,169,630
Citibank Credit Card Issuance Trust,
Series 2017-A3, Class A3, 1.920%, 04/07/2022	11,125,000	11,124,403
Conseco Financial Corp.,
Series 1998-4, Class A6, 6.530%, 04/01/2030 (4)	203,795	210,347
Dell Equipment Finance Trust,
Series 2018-1, Class A2A, 2.970%, 10/22/2020 (2)	709,063	709,952
Discover Card Execution Note Trust,
Series 2015-A2, Class A, 1.900%, 10/17/2022	6,625,000	6,625,800
Ford Credit Auto Owner Trust:
Series 2017-B, Class A4, 1.870%, 09/15/2022	1,250,000	1,249,145
Series 2015-1, Class A, 2.120%, 07/15/2026 (2)	5,000,000	4,999,705
Series 2015-2, Class A, 2.440%, 01/15/2027 (2)	9,343,000	9,362,930
Ford Credit Floorplan Master Owner Trust A,
Series 2017-1, Class A1, 2.070%, 05/15/2022	4,265,000	4,265,694
GM Financial Automobile Leasing Trust:
Series 2018-1, Class A3, 2.610%, 01/20/2021	2,619,516	2,622,569
Series 2019-2, Class A2A, 2.670%, 06/21/2021	2,538,204	2,544,766
GM Financial Consumer Automobile Receivables Trust:
Series 2019-2, Class A2A, 2.660%, 06/16/2022	3,164,542	3,173,292
Series 2018-1, Class A3, 2.320%, 07/18/2022	8,623,097	8,645,862
GMF Floorplan Owner Revolving Trust,
Series 2017-1, Class A1, 2.220%, 01/18/2022 (2)	8,511,000	8,510,820
Golden Credit Card Trust,
Series 2017-2A, Class A, 1.980%, 04/15/2022 (1)(2)	20,420,000	20,418,334
Honda Auto Receivables 2019-2 Owner Trust,
Series 2019-2, Class A2, 2.570%, 12/21/2021	10,806,000	10,841,127
HPEFS Equipment Trust,
Series 2019-1A, Class A2, 2.190%, 09/20/2029 (2)	3,000,000	3,002,603
Hyundai Auto Lease Securitization Trust,
Series 2017-B, Class A4, 2.130%, 03/15/2021 (2)	2,033,221	2,033,182
Hyundai Auto Receivables Trust:
Series 2017-A, Class A3, 1.760%, 08/16/2021	619,216	618,773
Series 2019-A, Class A2, 2.670%, 12/15/2021	6,876,309	6,898,974
Series 2017-A, Class A4, 2.090%, 04/17/2023	5,726,000	5,731,446
Master Credit Card Trust II,
Series 2017-1A, Class A, 2.260%, 07/21/2021 (1)(2)	14,600,000	14,573,755
Mercedes-Benz Auto Lease Trust:
Series 2018-B, Class A2, 3.040%, 12/15/2020	2,016,208	2,018,575
Series 2019-A, Class A2, 3.010%, 02/16/2021	1,111,568	1,113,691
Mercedes-Benz Auto Receivables Trust:
Series 2018-1, Class A2A, 2.710%, 04/15/2021	979,256	980,015
Series 2016-1, Class A4, 1.460%, 12/15/2022	5,000,000	4,989,205
MMAF Equipment Finance LLC:
Series 2014-AA, Class A4, 1.590%, 02/08/2022 (2)	1,291,006	1,289,692
Series 2017-AA, Class A3, 2.040%, 02/16/2022 (2)	4,230,579	4,230,056
Nissan Auto Lease Trust:
Series 2019-A, Class A2, 2.710%, 07/15/2021	4,138,947	4,153,723
Series 2017-B, Class A4, 2.170%, 12/15/2021	5,659,000	5,659,576
Nissan Auto Receivables Owner Trust:
Series 2016-C, Class A3, 1.180%, 01/15/2021	727,563	727,137
Series 2017-B, Class A3, 1.750%, 10/15/2021	5,809,236	5,804,011
Series 2019-A, Class A2A, 2.820%, 01/18/2022	6,126,087	6,146,711
Santander Retail Auto Lease Trust:
Series 2017-A, Class A3, 2.220%, 01/20/2021 (2)	3,369,522	3,370,132
Series 2017-A, Class A4, 2.370%, 01/20/2022 (2)	10,000,000	10,011,751
Securitized Term Auto Receivables Trust,
Series 2018-2A, Class A2A, 3.060%, 02/25/2021 (1)(2)	745,684	746,690
SoFi Consumer Loan Program LLC:
Series 2016-2, Class A, 3.090%, 10/27/2025 (2)	4,882,618	4,894,327
Series 2017-3, Class A, 2.770%, 05/26/2026 (2)	1,146,035	1,150,042
Series 2017-4, Class A, 2.500%, 06/25/2026 (2)	1,438,811	1,441,155
Series 2018-4, Class A, 3.540%, 11/26/2027 (2)	1,874,248	1,889,323
SoFi Consumer Loan Program Trust,
Series 2018-2, Class A1, 2.930%, 04/26/2027 (2)	118,855	118,895
Synchrony Credit Card Master Note Trust,
Series 2015-1, Class A, 2.370%, 03/15/2023	12,075,000	12,084,404
Tesla Auto Lease Trust,
Series 2018-B, Class A, 3.710%, 08/20/2021 (2)	4,430,266	4,487,885
Toyota Auto Receivables Owner Trust,
Series 2017-B, Class A3, 1.760%, 07/15/2021	4,697,351	4,694,551
Verizon Owner Trust:
Series 2016-2A, Class A, 1.680%, 05/20/2021 (2)	89,673	89,655
Series 2017-1A, Class A, 2.060%, 09/20/2021 (2)	2,501,335	2,501,477
Series 2017-2A, Class A, 1.920%, 12/20/2021 (2)	1,246,703	1,246,567
Series 2017-3A, Class A1A, 2.060%, 04/20/2022 (2)	8,435,424	8,438,201
Volkswagen Auto Lease Trust,
Series 2019-A, Class A2A, 2.000%, 03/21/2022	6,317,000	6,316,085
Volvo Financial Equipment LLC,
Series 2018-1A, Class A3, 2.540%, 02/15/2022 (2)	7,707,392	7,726,565
Walt Disney Co.,
Series 2015-A4, Class A4, 2.190%, 04/17/2023	8,859,000	8,883,634
World Financial Network Credit Card Master Trust,
Series A, 2.120%, 03/15/2024	3,000,000	2,999,490
World Omni Auto Receivables Trust,
Series 2016-A, Class A4, 1.950%, 05/16/2022	7,000,000	6,996,724
World Omni Automobile Lease Securitization Trust:
Series 2018-A, Class A3, 2.830%, 07/15/2021	2,098,000	2,104,226
Series 2019-A, Class A2, 2.890%, 11/15/2021	5,977,473	6,005,942
Total Asset Backed Securities (Cost $325,251,898)		325,835,655	18.8%
Total Long-Term Investments (Cost $1,695,781,667)		1,698,370,866	98.0%

SHORT-TERM INVESTMENTS
Commercial Paper
Catholic Health Initiatives, 1.73% (5)	10,000,000	9,979,384
		9,979,384	0.6%
	Shares
Money Market Mutual Fund
First American Government Obligations Fund, Class U, 1.53% (6)	68,477,942	68,477,942
		68,477,942	3.9%
Total Short-Term Investments (Cost $78,453,442)		78,457,326	4.5%
Total Investments (Cost $1,774,235,109)		1,776,828,192	102.5%
Liabilities in Excess of Other Assets		(43,293,681)	(2.5)%
TOTAL NET ASSETS		$1,733,534,511	100.0%

Notes to Schedule of Investments
LIBOR - London Inter-bank Offered Rate
(1)	Foreign security.
(2)
Security as defined in Rule 144(a) under the Securities Act of 1933 and classified as liquid under the Fund’s liquidity risk management program.  Purchased in a private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers.  At December 31, 2019, the value of these securities total $315,841,551, which represents 18.22% of total net assets.

(3)	Variable rate security based on a reference index and spread. The rate reported is the rate in effect as of December 31, 2019.
(4)	Variable rate security. The coupon is based on an underlying pool of loans. The rate reported is the rate in effect as of December 31, 2019.
(5)	Effective Yield.
(6)	Seven-day yield.

Baird Ultra Short Bond Fund
Schedule of Investments, December 31, 2019
Summary of Fair Value Exposure at December 31, 2019

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy is organized into three levels based upon the assumptions (referred to as "inputs") used in pricing the asset or liability.  These standards state that "observable inputs" reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and "unobservable inputs" reflect an entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 - Unadjusted quoted prices in active markets for identical unrestricted securities.
Level 2 - Other significant observable inputs (including quoted prices for similar securities, quoted prices in inactive markets, dealer indications, interest rates, yield curves, prepayment speeds, credit risk, default rates, inputs corroborated by observable market data, etc.).
Level 3 - Significant unobservable inputs (including the Fund's own assumptions about the factors that market participants would use in valuing the security) based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2019:

	Level 1	Level 2	Level 3	Total
Long-Term Investments
U.S. Treasury Securities	$–	$544,826,686	$–	$544,826,686
Other Government Related Securities	–	25,407,649	–	25,407,649
Corporate Bonds	–	728,317,951	–	728,317,951
Municipal Bonds	–	25,240,418	–	25,240,418
Residential Mortgage-Backed Securities - U.S. Government Agency Issues	–	91	–	91
Residential Mortgage-Backed Securities - Non-U.S. Government Agency Issues	–	27,546,435	–	27,546,435
Commercial Mortgage-Backed Securities - Non-U.S. Government Agency Issues	–	21,195,981	–	21,195,981
Asset Backed Securities	–	325,835,655	–	325,835,655
Total Long-Term Investments	–	1,698,370,866	–	1,698,370,866
Short-Term Investments
Commercial Paper	–	9,979,384	–	9,979,384
Money Market Mutual Fund	68,477,942	–	–	68,477,942
Total Short-Term Investments	68,477,942	9,979,384	–	78,457,326
Total Investments	$68,477,942	$1,708,350,250	$–	$1,776,828,192

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy. There were no transfers into or out of Level 3 during the reporting period, as compared to the security classifications from the prior year's annual report. See the Fund’s Valuation Policy in Note 2a to the financial statements.

Baird Short-Term Bond Fund
Schedule of Investments, December 31, 2019
	Principal		% of
	Amount	Value	Net Assets
LONG-TERM INVESTMENTS

U.S. Treasury Securities
U.S. Treasury Bonds:
2.000%, 08/31/2021	$352,200,000	$354,525,070
1.125%, 09/30/2021	671,100,000	665,699,739
1.875%, 03/31/2022	161,165,000	162,191,168
1.625%, 08/31/2022	699,425,000	699,998,745
2.125%, 12/31/2022	357,000,000	362,438,674
Total U.S. Treasury Securities (Cost $2,227,340,172)		2,244,853,396	33.8%

Other Government Related Securities
CNOOC Finance (2012) Ltd.,
3.875%, 05/02/2022 (1)(2)	15,137,000	15,634,683
Industrial Bank of Korea,
2.502%, 08/02/2021 (3 Month LIBOR USD + 0.600%) (1)(2)(3)	2,150,000	2,157,009
Motiva Enterprises LLC,
5.750%, 01/15/2020 (2)	3,106,000	3,109,148
Sinopec Group Overseas Development [2015] Ltd.,
2.500%, 04/28/2020 (1)(2)	8,000,000	8,005,920
Sinopec Group Overseas Development [2017] Ltd.,
2.375%, 04/12/2020 (1)(2)	10,125,000	10,127,734
Syngenta Finance NV:
3.933%, 04/23/2021 (1)(2)	10,000,000	10,170,506
3.125%, 03/28/2022 (1)	5,000,000	5,049,334
Total Other Government Related Securities (Cost $53,405,761)		54,254,334	0.8%

Corporate Bonds
Industrials
Actavis Funding SCS:
3.000%, 03/12/2020 (1)	3,900,000	3,902,856
3.142%, 03/12/2020 (3 Month LIBOR USD + 1.255%) (1)(3)	1,000,000	1,001,878
Agilent Technologies, Inc.,
3.875%, 07/15/2023	7,500,000	7,870,820
Albemarle Corp.,
2.941%, 11/15/2022 (3 Month LIBOR USD + 1.050%) (2)(3)	7,000,000	7,012,984
Alimentation Couche-Tard, Inc.,
2.700%, 07/26/2022 (1)(2)	33,135,000	33,499,271
Allergan Funding SCS,
3.450%, 03/15/2022 (1)	6,975,000	7,135,178
Anglo American Capital PLC:
4.125%, 04/15/2021 (1)(2)	27,850,000	28,405,932
3.750%, 04/10/2022 (1)(2)	5,000,000	5,132,250
ArcelorMittal,
6.250%, 02/25/2022 (1)	28,418,000	30,631,665
AutoNation, Inc.:
5.500%, 02/01/2020	3,369,000	3,377,578
3.350%, 01/15/2021	4,603,000	4,650,995
Bayer US Finance II LLC:
3.500%, 06/25/2021 (2)	26,245,000	26,723,786
2.200%, 07/15/2022 (2)	2,250,000	2,238,273
Beam Suntory, Inc.,
3.250%, 05/15/2022	8,875,000	9,051,274
Becton Dickinson and Co.:
2.404%, 06/05/2020	10,350,000	10,361,004
3.125%, 11/08/2021	1,000,000	1,019,429
2.894%, 06/06/2022	22,500,000	22,874,686
Bemis Co., Inc.,
4.500%, 10/15/2021 (2)	5,375,000	5,538,975
Boral Finance Pty Ltd.,
3.000%, 11/01/2022 (1)(2)	2,475,000	2,485,301
Broadcom, Inc.:
3.000%, 01/15/2022	30,095,000	30,540,231
3.125%, 10/15/2022 (2)	5,060,000	5,155,114
Bunge Limited Finance Corp.,
3.500%, 11/24/2020	10,425,000	10,555,046
Campbell Soup Co.,
3.300%, 03/15/2021	9,700,000	9,843,980
Cardinal Health, Inc.,
3.200%, 06/15/2022	9,922,000	10,166,401
Carlisle Companies, Inc.:
5.125%, 12/15/2020	2,950,000	3,020,567
3.750%, 11/15/2022	2,230,000	2,300,481
Celanese US Holdings LLC,
4.625%, 11/15/2022	3,395,000	3,596,380
Charter Communications Operating LLC:
3.579%, 07/23/2020	3,150,000	3,170,075
4.464%, 07/23/2022	22,835,000	24,003,448
Chevron Phillips Chemical Co. LLC / Chevron Phillips Chemical Co. LP,
2.659%, 05/01/2020 (3 Month LIBOR USD + 0.750%) (2)(3)	5,050,000	5,059,521
Cigna Corp.:
3.300%, 02/25/2021 (2)	5,000,000	5,063,930
3.400%, 09/17/2021	3,000,000	3,070,982
CK Hutchison International Ltd.,
2.250%, 09/29/2020 (1)(2)	20,000,000	19,990,800
CNH Industrial Capital LLC:
4.375%, 11/06/2020	9,810,000	9,969,412
4.875%, 04/01/2021	2,554,000	2,637,005
3.875%, 10/15/2021	13,460,000	13,811,852
4.375%, 04/05/2022	4,102,000	4,282,242
Columbia Pipeline Group, Inc.,
3.300%, 06/01/2020	6,575,000	6,597,378
Conagra Brands, Inc.:
4.950%, 08/15/2020	4,500,000	4,569,347
2.512%, 10/09/2020 (3 Month LIBOR USD + 0.500%) (3)	20,000,000	20,029,838
3.800%, 10/22/2021	4,950,000	5,108,217
Constellation Brands, Inc.:
2.610%, 11/15/2021 (3 Month LIBOR USD + 0.700%) (3)	10,020,000	10,021,750
3.200%, 02/15/2023	9,650,000	9,914,634
CVS Health Corp.:
3.350%, 03/09/2021	10,462,000	10,635,940
2.125%, 06/01/2021	5,000,000	5,008,642
Daimler Finance North America LLC:
3.350%, 05/04/2021 (2)	15,000,000	15,234,000
3.400%, 02/22/2022 (2)	13,000,000	13,320,377
Deutsche Telekom International Finance BV,
2.582%, 01/17/2020 (3 Month LIBOR USD + 0.580%) (1)(2)(3)	8,000,000	8,001,995
Diamond 1 Finance Corp. / Diamond 2 Finance Corp.:
4.420%, 06/15/2021 (2)	21,922,000	22,560,185
5.450%, 06/15/2023 (2)	10,000,000	10,847,394
Discovery Communications LLC,
4.375%, 06/15/2021	4,650,000	4,802,836
Domtar Corp.,
4.400%, 04/01/2022	4,775,000	4,942,859
DXC Technology Co.,
4.450%, 09/18/2022	29,598,000	31,082,833
Eastman Chemical Co.,
3.500%, 12/01/2021	17,550,000	18,003,406
Elanco Animal Health, Inc.,
3.912%, 08/27/2021	32,689,000	33,536,803
EMD Finance LLC,
2.950%, 03/19/2022 (2)	12,400,000	12,568,261
Encana Corp.,
3.900%, 11/15/2021 (1)	32,690,000	33,479,321
Energy Transfer Operating LP,
4.250%, 03/15/2023	15,933,000	16,642,257
Energy Transfer Partners LP,
4.150%, 10/01/2020	12,875,000	13,012,266
EQT Corp.:
2.500%, 10/01/2020	15,000,000	14,997,243
4.875%, 11/15/2021	12,000,000	12,389,370
Equifax, Inc.,
3.950%, 06/15/2023	12,294,000	12,913,008
ERAC USA Finance LLC,
2.600%, 12/01/2021 (2)	1,450,000	1,461,201
Express Scripts Holding Co.,
2.664%, 11/30/2020 (3 Month LIBOR USD + 0.750%) (3)	7,000,000	7,001,090
FedEx Corp.,
3.400%, 01/14/2022	7,000,000	7,190,096
Fiserv, Inc.:
4.750%, 06/15/2021	3,220,000	3,348,601
3.500%, 10/01/2022	6,350,000	6,582,188
Flowserve Corp.,
4.000%, 11/15/2023	1,669,000	1,723,533
FMC Corp.,
3.950%, 02/01/2022	13,172,000	13,572,865
Ford Motor Credit Co. LLC:
2.681%, 01/09/2020	5,000,000	5,000,386
3.200%, 01/15/2021	4,705,000	4,731,321
3.470%, 04/05/2021	2,500,000	2,523,192
2.979%, 08/03/2022	15,000,000	15,023,280
Forest Laboratories, Inc.,
5.000%, 12/15/2021 (2)	20,045,000	20,965,668
Fox Corp.,
3.666%, 01/25/2022 (2)	5,000,000	5,163,625
Fresenius Medical Care US Finance II, Inc.:
4.125%, 10/15/2020 (2)	19,325,000	19,517,440
5.875%, 01/31/2022 (2)	1,000,000	1,070,101
Fresenius Medical Care US Finance, Inc.,
5.750%, 02/15/2021 (2)	4,907,000	5,090,167
Fresenius US Finance II, Inc.,
4.500%, 01/15/2023 (2)	1,525,000	1,606,840
General Electric Co.,
3.150%, 09/07/2022	25,175,000	25,707,134
General Mills, Inc.,
3.200%, 04/16/2021	5,000,000	5,090,267
General Motors Financial Co., Inc.:
2.694%, 08/07/2020 (3 Month LIBOR USD + 0.800%) (3)	7,000,000	7,010,173
3.700%, 11/24/2020	1,409,000	1,425,697
4.200%, 03/01/2021	1,215,000	1,241,269
3.550%, 04/09/2021	4,750,000	4,839,997
3.200%, 07/06/2021	8,500,000	8,617,364
4.200%, 11/06/2021	5,000,000	5,183,953
3.550%, 07/08/2022	5,000,000	5,147,145
Genpact Luxembourg Sarl,
3.700%, 04/01/2022 (1)	5,511,000	5,591,211
Glencore Finance (Canada) Ltd.:
4.950%, 11/15/2021 (1)(2)	18,000,000	18,823,884
4.250%, 10/25/2022 (1)(2)	5,760,000	6,030,870
Glencore Funding LLC,
4.125%, 05/30/2023 (2)	7,121,000	7,420,824
Grupo Bimbo SAB de CV:
4.875%, 06/30/2020 (1)(2)	6,966,000	7,044,159
4.500%, 01/25/2022 (1)(2)	12,224,000	12,707,608
Hewlett Packard Enterprise Co.:
3.500%, 10/05/2021	5,000,000	5,125,860
2.250%, 04/01/2023	23,000,000	22,976,892
Huntsman International LLC,
5.125%, 11/15/2022	4,500,000	4,806,736
Hutchison Whampoa International Ltd.,
4.625%, 01/13/2022 (1)(2)	8,200,000	8,555,185
Hyundai Capital America:
2.750%, 09/18/2020 (2)	10,000,000	10,034,642
3.450%, 03/12/2021 (2)	5,000,000	5,061,507
2.450%, 06/15/2021 (2)	1,000,000	1,001,006
3.750%, 07/08/2021 (2)	2,650,000	2,703,046
3.950%, 02/01/2022 (2)	5,024,000	5,166,317
3.000%, 06/20/2022 (2)	5,000,000	5,055,544
2.850%, 11/01/2022 (2)	6,000,000	6,066,869
IDEX Corp.,
4.200%, 12/15/2021	14,244,000	14,654,197
IHS Markit Ltd.,
5.000%, 11/01/2022 (1)(2)	4,613,000	4,917,282
Kerry Group Financial Services Unltd Co.,
3.200%, 04/09/2023 (1)(2)	25,425,000	25,743,772
Keurig Dr Pepper, Inc.:
3.551%, 05/25/2021	2,855,000	2,915,981
2.530%, 11/15/2021	23,880,000	24,037,920
Kinder Morgan Energy Partners LP:
6.500%, 04/01/2020	22,000	22,232
5.000%, 10/01/2021	13,000,000	13,551,155
Kinder Morgan, Inc.,
5.625%, 11/15/2023 (2)	9,060,000	10,016,751
Kraft Heinz Foods Co.,
2.471%, 02/10/2021 (3 Month LIBOR USD + 0.570%) (3)	15,000,000	15,021,322
Leggett & Platt, Inc.,
3.400%, 08/15/2022	10,000,000	10,193,762
Lennar Corp.,
8.375%, 01/15/2021	2,337,000	2,471,378
Lennox International, Inc.,
3.000%, 11/15/2023	3,235,000	3,292,436
LyondellBasell Industries NV,
6.000%, 11/15/2021 (1)	17,775,000	18,881,982
Marathon Petroleum Corp.,
3.400%, 12/15/2020	15,375,000	15,550,027
Marriott International, Inc.,
2.125%, 10/03/2022	10,000,000	10,019,229
Martin Marietta Materials, Inc.,
2.549%, 05/22/2020 (3 Month LIBOR USD + 0.650%) (3)	5,575,000	5,581,452
Masco Corp.:
3.500%, 04/01/2021	3,881,000	3,938,811
5.950%, 03/15/2022	10,800,000	11,601,808
Maxim Integrated Products, Inc.,
3.375%, 03/15/2023	2,190,000	2,240,224
Microchip Technology, Inc.,
3.922%, 06/01/2021	33,643,000	34,406,044
Midwest Connector Capital Co. LLC,
3.625%, 04/01/2022 (2)	10,000,000	10,239,034
Molex Electronic Technologies LLC,
2.878%, 04/15/2020 (2)	31,453,000	31,495,065
Mosaic Co.:
3.750%, 11/15/2021	2,850,000	2,931,274
3.250%, 11/15/2022	6,443,000	6,611,192
MPLX LP,
3.500%, 12/01/2022 (2)	1,930,000	1,987,135
Mylan NV,
3.750%, 12/15/2020 (1)	522,000	532,415
Mylan, Inc.,
3.125%, 01/15/2023 (2)	23,591,000	23,939,342
Newmont Goldcorp Corp.,
3.625%, 06/09/2021	4,900,000	4,994,356
Nissan Motor Acceptance Corp.:
2.150%, 07/13/2020 (2)	20,000,000	19,991,516
2.150%, 09/28/2020 (2)	4,300,000	4,291,537
Norfolk Southern Railway Co.,
9.750%, 06/15/2020	2,000,000	2,069,840
Northern Border Pipeline Co.,
7.500%, 09/15/2021	4,500,000	4,861,034
Nutrien Ltd.:
4.875%, 03/30/2020 (1)	13,000,000	13,084,816
3.150%, 10/01/2022 (1)	1,000,000	1,021,768
nVent Finance Sarl,
3.950%, 04/15/2023 (1)	12,565,000	12,762,610
NXP Semiconductors N.V.,
4.625%, 06/15/2022 (1)(2)	5,650,000	5,955,257
Occidental Petroleum Corp.:
2.700%, 08/15/2022	17,650,000	17,833,467
3.360%, 08/15/2022 (3 Month LIBOR USD + 1.450%) (3)	4,250,000	4,272,711
Panasonic Corp.,
2.536%, 07/19/2022 (1)(2)	15,000,000	15,130,361
Penske Truck Leasing Co.,
3.650%, 07/29/2021 (2)	5,000,000	5,115,439
Pernod Ricard SA,
5.750%, 04/07/2021 (1)(2)	6,375,000	6,673,133
Perrigo Finance Unlimited Co.:
3.500%, 03/15/2021 (1)	3,349,000	3,380,601
3.500%, 12/15/2021 (1)	7,355,000	7,454,602
Reckitt Benckiser Treasury Services PLC,
2.495%, 06/24/2022 (3 Month LIBOR USD + 0.560%) (1)(2)(3)	2,000,000	2,004,500
Regency Energy Partners LP / Regency Energy Finance Corp.:
5.750%, 09/01/2020	1,300,000	1,318,339
5.000%, 10/01/2022	1,430,000	1,516,971
Reliance Holding USA, Inc.,
4.500%, 10/19/2020 (2)	17,178,000	17,450,271
RELX Capital, Inc.,
3.125%, 10/15/2022	4,277,000	4,407,359
Rockies Express Pipeline LLC,
5.625%, 04/15/2020 (2)	1,400,000	1,414,837
Rolls-Royce PLC,
2.375%, 10/14/2020 (1)(2)	5,000,000	5,019,110
Roper Technologies, Inc.,
3.125%, 11/15/2022	10,000,000	10,249,482
Royal Caribbean Cruises Ltd.,
2.650%, 11/28/2020 (1)	5,000,000	5,025,610
RPM International, Inc.,
3.450%, 11/15/2022	2,508,000	2,571,507
Ryder System, Inc.:
3.500%, 06/01/2021	6,700,000	6,837,009
2.875%, 06/01/2022	5,000,000	5,076,929
Sabine Pass Liquefaction LLC:
5.625%, 02/01/2021	16,975,000	17,448,483
5.625%, 04/15/2023	15,800,000	17,197,005
Seagate HDD Cayman:
4.250%, 03/01/2022 (1)	7,211,000	7,464,242
4.750%, 06/01/2023 (1)	10,000,000	10,633,151
Shire Acquisitions Investments Ireland DAC,
2.400%, 09/23/2021 (1)	19,530,000	19,641,085
Smithfield Foods, Inc.:
2.650%, 10/03/2021 (2)	17,740,000	17,637,513
3.350%, 02/01/2022 (2)	1,000,000	1,002,956
Smiths Group PLC,
3.625%, 10/12/2022 (1)(2)	8,200,000	8,351,147
Sociedad Quimica y Minera de Chile SA,
3.625%, 04/03/2023 (1)(2)	3,000,000	3,055,500
Sonoco Products Co.,
4.375%, 11/01/2021	855,000	879,726
Spirit AeroSystems, Inc.:
2.694%, 06/15/2021 (3 Month LIBOR USD + 0.800%) (3)	9,625,000	9,601,355
3.950%, 06/15/2023	3,515,000	3,623,994
Suntory Holdings Ltd.,
2.550%, 06/28/2022 (1)(2)	25,600,000	25,739,524
Takeda Pharmaceutical Co. Ltd.,
2.450%, 01/18/2022 (1)(2)	13,000,000	13,074,166
Tech Data Corp.,
3.700%, 02/15/2022	20,000,000	20,444,458
Telefonica Emisiones SA,
5.462%, 02/16/2021 (1)	12,577,000	13,053,646
Teva Pharmaceutical Finance Netherlands III BV,
2.200%, 07/21/2021 (1)	15,654,000	15,160,116
Texas Gas Transmission LLC,
4.500%, 02/01/2021 (2)	6,286,000	6,393,277
Time Warner Cable LLC,
4.000%, 09/01/2021	9,706,000	9,932,329
Total System Services, Inc.:
3.800%, 04/01/2021	30,693,000	31,296,807
3.750%, 06/01/2023	4,550,000	4,739,393
TransCanada PipeLines Ltd.,
9.875%, 01/01/2021 (1)	1,025,000	1,100,537
TTX Co.,
4.400%, 05/01/2021 (2)	2,100,000	2,164,658
United Technologies Corp.:
2.554%, 08/16/2021 (3 Month LIBOR USD + 0.650%) (3)	5,800,000	5,800,746
3.350%, 08/16/2021	3,000,000	3,071,994
Verisk Analytics, Inc.,
5.800%, 05/01/2021	9,011,000	9,420,588
Verizon Communications, Inc.,
2.946%, 03/15/2022	31,030,000	31,740,312
Vodafone Group PLC,
2.991%, 01/16/2024 (3 Month LIBOR USD + 0.990%) (1)(3)	15,000,000	15,186,012
Volkswagen Group of America Finance LLC:
2.400%, 05/22/2020 (2)	5,270,000	5,276,980
4.000%, 11/12/2021 (2)	24,700,000	25,546,807
Vulcan Materials Co.:
2.494%, 06/15/2020 (3 Month LIBOR USD + 0.600%) (3)	11,730,000	11,741,988
2.557%, 03/01/2021 (3 Month LIBOR USD + 0.650%) (3)	16,433,000	16,464,482
WestRock RKT LLC,
4.900%, 03/01/2022	4,100,000	4,319,729
Williams Companies, Inc.:
7.875%, 09/01/2021	3,065,000	3,342,709
3.600%, 03/15/2022	4,750,000	4,884,202
3.350%, 08/15/2022	235,000	240,788
3.700%, 01/15/2023	22,537,000	23,342,899
Zimmer Biomet Holdings, Inc.,
2.653%, 03/19/2021 (3 Month LIBOR USD + 0.750%) (3)	695,000	695,068
Zimmer Holdings, Inc.:
2.700%, 04/01/2020	27,785,000	27,803,058
3.150%, 04/01/2022	2,690,000	2,746,523
Total Industrials (Cost $1,970,451,211)		1,999,216,662	30.1%

Utilities
Ausgrid Finance Pty Ltd.,
3.850%, 05/01/2023 (1)(2)	9,979,000	10,393,540
Dominion Energy, Inc.,
2.450%, 01/15/2023 (2)	30,000,000	30,104,848
EDP Finance BV:
4.125%, 01/15/2020 (1)(2)	12,271,000	12,257,698
5.250%, 01/14/2021 (1)(2)	2,840,000	2,921,622
Enel Finance International NV:
2.875%, 05/25/2022 (1)(2)	28,583,000	28,952,229
4.250%, 09/14/2023 (1)(2)	1,100,000	1,164,772
Exelon Corp.:
5.150%, 12/01/2020	8,275,000	8,441,270
2.450%, 04/15/2021	955,000	959,338
Mississippi Power Co.,
2.597%, 03/27/2020 (3 Month LIBOR USD + 0.650%) (3)	5,019,000	5,020,875
NextEra Energy Capital Holdings, Inc.,
2.403%, 09/01/2021	6,775,000	6,823,869
Orange Cogen Funding Corp.,
8.175%, 03/15/2022 (2)	4,925,460	5,216,143
Sempra Energy,
2.501%, 01/15/2021 (3 Month LIBOR USD + 0.500%) (3)	1,460,000	1,460,244
UIL Holdings Corp.,
4.625%, 10/01/2020	1,750,000	1,782,397
Total Utilities (Cost $115,004,670)		115,498,845	1.7%
Financials
ABN AMRO Bank NV,
3.400%, 08/27/2021 (1)(2)	15,250,000	15,585,164
AerCap Holdings N.V.:
4.450%, 12/16/2021 (1)	25,000,000	26,057,829
3.300%, 01/23/2023 (1)	8,000,000	8,200,817
AIG Global Funding,
2.300%, 07/01/2022 (2)	8,775,000	8,823,836
Air Lease Corp.:
3.875%, 04/01/2021	6,885,000	7,026,210
3.375%, 06/01/2021	3,000,000	3,050,985
2.625%, 07/01/2022	1,609,000	1,627,710
2.750%, 01/15/2023	21,150,000	21,430,437
Ameriprise Financial, Inc.,
3.000%, 03/22/2022	6,300,000	6,444,413
ANZ New Zealand (Int'l) Ltd.,
2.125%, 07/28/2021 (1)(2)	2,388,000	2,393,981
Assurant, Inc.,
3.197%, 03/26/2021 (3 Month LIBOR USD + 1.250%) (3)	1,276,000	1,276,148
Bank of America Corp.:
2.369%, 07/21/2021 (3 Month LIBOR USD + 0.660%) (3)	10,000,000	10,020,546
2.328%, 10/01/2021 (3 Month LIBOR USD + 0.630%) (3)	10,000,000	10,028,493
3.499%, 05/17/2022 (3 Month LIBOR USD + 0.630%) (3)	5,000,000	5,100,454
Banque Federative du Credit Mutuel SA:
2.700%, 07/20/2022 (1)(2)	3,000,000	3,047,267
2.125%, 11/21/2022 (1)(2)	18,000,000	18,025,328
Barclays Bank PLC:
5.140%, 10/14/2020 (1)	5,606,000	5,723,285
10.180%, 06/12/2021 (1)(2)	7,179,000	7,980,345
Barclays PLC:
2.875%, 06/08/2020 (1)	3,000,000	3,005,760
3.250%, 01/12/2021 (1)	10,950,000	11,042,418
4.610%, 02/15/2023 (3 Month LIBOR USD + 1.400%) (1)(3)	5,000,000	5,222,512
BBVA USA:
5.500%, 04/01/2020	1,360,000	1,370,988
3.500%, 06/11/2021	16,200,000	16,480,959
2.875%, 06/29/2022	18,861,000	19,130,599
BNP Paribas SA:
2.950%, 05/23/2022 (1)(2)	23,125,000	23,584,480
3.500%, 03/01/2023 (1)(2)	10,794,000	11,170,446
BNZ International Funding Ltd.:
2.900%, 02/21/2022 (1)(2)	1,950,000	1,983,596
3.375%, 03/01/2023 (1)(2)	15,305,000	15,828,148
BPCE SA:
3.000%, 05/22/2022 (1)(2)	32,127,000	32,692,307
5.700%, 10/22/2023 (1)(2)	2,323,000	2,565,545
Canadian Imperial Bank of Commerce,
2.606%, 07/22/2023 (3 Month LIBOR USD + 0.785%) (1)(3)	32,050,000	32,399,716
Capital One Financial Corp.,
3.450%, 04/30/2021	7,125,000	7,254,606
Capital One NA,
3.375%, 02/15/2023	25,282,000	26,121,312
Citizens Bank NA,
3.250%, 02/14/2022	3,000,000	3,074,416
CNA Financial Corp.,
5.750%, 08/15/2021	6,000,000	6,342,420
Cooperatieve Rabobank UA,
3.950%, 11/09/2022 (1)	31,045,000	32,460,847
Credit Agricole SA:
3.375%, 01/10/2022 (1)(2)	19,895,000	20,358,905
3.750%, 04/24/2023 (1)(2)	3,380,000	3,535,829
Credit Suisse,
3.450%, 04/16/2021 (1)	7,000,000	7,119,905
Credit Suisse Group AG:
3.574%, 01/09/2023 (1)(2)	1,400,000	1,438,571
2.997%, 12/14/2023 (3 Month LIBOR USD + 1.200%) (1)(2)(3)	18,000,000	18,337,148
Credit Suisse Group Funding Guernsey Ltd.,
3.800%, 09/15/2022 (1)	4,650,000	4,841,333
Daiwa Securities Group, Inc.,
3.129%, 04/19/2022 (1)(2)	9,750,000	9,939,794
DBS Group Holdings Ltd.,
2.850%, 04/16/2022 (1)(2)	10,000,000	10,148,328
Deutsche Bank AG:
2.950%, 08/20/2020 (1)	4,575,000	4,585,697
3.125%, 01/13/2021 (1)	5,515,000	5,535,985
3.150%, 01/22/2021 (1)	7,400,000	7,433,654
4.250%, 10/14/2021 (1)	5,400,000	5,554,018
5.000%, 02/14/2022 (1)	10,000,000	10,445,557
Discover Financial Services,
5.200%, 04/27/2022	10,443,000	11,134,289
First Horizon National Corp.,
3.500%, 12/15/2020	11,148,000	11,270,573
GE Capital International Funding Co. Unlimited Co.,
2.342%, 11/15/2020 (1)	8,000,000	8,006,458
Goldman Sachs Group, Inc.:
3.000%, 04/26/2022	5,000,000	5,063,151
2.876%, 10/31/2022 (3 Month LIBOR USD + 0.821%) (3)	12,000,000	12,170,273
2.908%, 06/05/2023 (3 Month LIBOR USD + 1.053%) (3)	8,280,000	8,416,515
2.905%, 07/24/2023 (3 Month LIBOR USD + 0.990%) (3)	14,200,000	14,456,336
Guardian Life Global Funding,
2.000%, 04/26/2021 (2)	7,825,000	7,835,773
HSBC Holdings PLC:
3.400%, 03/08/2021 (1)	5,400,000	5,485,798
3.262%, 03/13/2023 (3 Month LIBOR USD + 1.055%) (1)(3)	28,200,000	28,844,673
HSBC USA, Inc.,
5.000%, 09/27/2020	4,805,000	4,905,744
Huntington National Bank,
3.250%, 05/14/2021	5,000,000	5,084,707
ING Bank NV:
5.000%, 06/09/2021 (1)(2)	7,250,000	7,568,163
5.800%, 09/25/2023 (1)(2)	5,000,000	5,549,684
ING Groep NV,
3.150%, 03/29/2022 (1)	3,700,000	3,783,083
Invesco Finance PLC,
3.125%, 11/30/2022 (1)	9,377,000	9,641,089
Jefferies Group LLC:
6.875%, 04/15/2021	10,291,000	10,888,456
5.125%, 01/20/2023	8,900,000	9,611,810
JPMorgan Chase & Co.:
2.295%, 08/15/2021	10,550,000	10,575,994
3.514%, 06/18/2022 (3 Month LIBOR USD + 0.610%) (3)	23,010,000	23,508,367
KeyBank NA,
3.180%, 05/22/2022	25,343,000	25,857,000
Lexington Realty Trust,
4.250%, 06/15/2023	6,903,000	7,110,463
Liberty Mutual Group, Inc.,
4.950%, 05/01/2022 (2)	3,000,000	3,182,351
Lloyds Bank PLC:
6.500%, 09/14/2020 (1)(2)	1,543,000	1,585,442
3.000%, 01/11/2022 (1)	10,000,000	10,161,241
2.907%, 11/07/2023 (3 Month LIBOR USD + 0.810%) (1)(3)	21,704,000	22,031,160
Macquarie Bank Ltd.:
6.625%, 04/07/2021 (1)(2)	1,965,000	2,069,195
2.100%, 10/17/2022 (1)(2)	17,600,000	17,655,343
Macquarie Group Ltd.,
3.189%, 11/28/2023 (3 Month LIBOR USD + 1.023%) (1)(2)(3)	4,000,000	4,088,000
Manufacturers & Traders Trust Co.,
3.020%, 12/28/2020 (1 Month LIBOR USD + 1.215%) (3)	282,000	282,167
Marsh & McLennan Companies, Inc.,
2.750%, 01/30/2022	7,010,000	7,122,371
Mitsubishi UFJ Financial Group, Inc.:
2.190%, 09/13/2021 (1)	15,000,000	15,044,485
2.623%, 07/18/2022 (1)	10,000,000	10,136,727
Mitsubishi UFJ Lease & Finance Co. Ltd.:
3.406%, 02/28/2022 (1)(2)	5,200,000	5,311,749
2.652%, 09/19/2022 (1)(2)	3,000,000	3,020,080
Mizuho Financial Group, Inc.:
2.632%, 04/12/2021 (1)(2)	12,750,000	12,856,908
3.481%, 04/12/2021 (3 Month LIBOR USD + 1.480%) (1)(2)(3)	3,000,000	3,042,089
2.273%, 09/13/2021 (1)	8,530,000	8,564,983
2.953%, 02/28/2022 (1)	8,700,000	8,859,424
Morgan Stanley:
3.146%, 01/20/2022 (3 Month LIBOR USD + 1.180%) (3)	10,000,000	10,091,088
2.883%, 07/22/2022 (3 Month LIBOR USD + 0.930%) (3)	10,000,000	10,094,650
3.737%, 04/24/2024 (3 Month LIBOR USD + 0.847%) (3)	5,000,000	5,224,485
Nationwide Building Society:
3.622%, 04/26/2023 (3 Month LIBOR USD + 1.181%) (1)(2)(3)	18,635,000	19,169,240
3.766%, 03/08/2024 (3 Month LIBOR USD + 1.064%) (1)(2)(3)	9,670,000	10,011,701
Nationwide Financial Services, Inc.,
5.375%, 03/25/2021 (2)	1,797,000	1,866,590
Nordea Bank AB:
4.875%, 05/13/2021 (1)(2)	16,080,000	16,673,173
4.250%, 09/21/2022 (1)(2)	14,785,000	15,523,309
People's United Financial, Inc.,
3.650%, 12/06/2022	4,200,000	4,362,840
Regions Bank,
3.374%, 08/13/2021 (3 Month LIBOR USD + 0.500%) (3)	14,000,000	14,108,229
Reliance Standard Life Global Funding II,
2.625%, 07/22/2022 (2)	13,625,000	13,815,818
Royal Bank of Scotland Group PLC:
3.498%, 05/15/2023 (3 Month LIBOR USD + 1.480%) (1)(3)	13,000,000	13,317,987
4.519%, 06/25/2024 (3 Month LIBOR USD + 1.550%) (1)(3)	2,384,000	2,532,696
Royal Bank of Scotland PLC:
5.625%, 08/24/2020 (1)	2,450,000	2,504,672
6.125%, 01/11/2021 (1)	9,667,000	10,039,650
Santander Holdings USA, Inc.,
4.450%, 12/03/2021	17,300,000	17,983,872
Santander UK Group Holdings PLC:
2.875%, 10/16/2020 (1)	1,030,000	1,034,553
3.125%, 01/08/2021 (1)	3,500,000	3,529,907
2.875%, 08/05/2021 (1)	2,970,000	2,997,674
3.571%, 01/10/2023 (1)	2,500,000	2,559,587
Skandinaviska Enskilda Banken AB,
2.200%, 12/12/2022 (1)(2)	17,825,000	17,859,224
SMBC Aviation Capital Finance DAC:
2.650%, 07/15/2021 (1)(2)	1,950,000	1,963,704
4.125%, 07/15/2023 (1)(2)	1,960,000	2,062,494
Societe Generale SA,
4.250%, 09/14/2023 (1)(2)	8,500,000	9,028,109
Standard Chartered PLC:
3.050%, 01/15/2021 (1)(2)	17,471,000	17,582,296
2.744%, 09/10/2022 (3 Month LIBOR USD + 1.200%) (1)(2)(3)	10,000,000	10,062,455
4.247%, 01/20/2023 (3 Month LIBOR USD + 1.150%) (1)(2)(3)	5,486,000	5,676,976
Stifel Financial Corp.,
3.500%, 12/01/2020	27,498,000	27,846,985
SunTrust Banks, Inc.:
3.525%, 10/26/2021 (3 Month LIBOR USD + 0.500%) (3)	15,015,000	15,191,802
2.800%, 05/17/2022	18,000,000	18,342,430
Synchrony Financial:
3.750%, 08/15/2021	8,839,000	9,040,147
2.850%, 07/25/2022	5,000,000	5,061,787
Trinity Acquisition PLC,
3.500%, 09/15/2021 (1)	18,183,000	18,532,631
UBS Group Funding Jersey Ltd.,
3.000%, 04/15/2021 (1)(2)	3,000,000	3,039,075
UBS Group Funding Switzerland AG:
2.650%, 02/01/2022 (1)(2)	9,471,000	9,568,393
2.859%, 08/15/2023 (3 Month LIBOR USD + 0.954%) (1)(2)(3)	7,200,000	7,315,459
WEA Finance LLC,
3.150%, 04/05/2022 (2)	12,750,000	13,034,354
Wells Fargo & Co.,
3.069%, 01/24/2023	4,650,000	4,745,958
Wells Fargo Bank NA,
3.325%, 07/23/2021 (3 Month LIBOR USD + 0.490%) (3)	15,000,000	15,117,451
Willis Towers Watson PLC,
5.750%, 03/15/2021 (1)	13,585,000	14,160,045
Zions Bancorp NA:
3.500%, 08/27/2021	11,700,000	11,974,055
3.350%, 03/04/2022	20,000,000	20,522,062
Total Financials (Cost $1,307,219,680)		1,329,800,774	20.0%
Total Corporate Bonds (Cost $3,392,675,561)		3,444,516,281	51.8%

Municipal Bonds
Bloomington Redevelopment District,
2.400%, 08/01/2024	1,000,000	994,020
Brazos Higher Education Authority, Inc.:
2.378%, 04/01/2021	675,000	675,128
2.427%, 04/01/2022	1,320,000	1,321,690
City of Pittsburg CA,
5.864%, 07/01/2021	1,060,000	1,097,556
County of Sacramento CA:
7.680%, 08/15/2021 (7)	30,135,000	31,586,904
7.680%, 08/15/2021 (7)	3,650,000	3,825,857
County of Saline AR,
3.550%, 06/01/2042 (Callable 06/01/2024)	1,890,000	1,949,346
Fresno Joint Powers Financing Authority,
2.880%, 04/01/2021	1,685,000	1,698,311
Illinois Housing Development Authority,
4.000%, 02/01/2034 (Callable 08/01/2025)	5,350,000	5,508,306
Iowa Tobacco Settlement Authority,
6.500%, 06/01/2023 (Callable 01/31/2020)	165,000	167,452
Memphis-Shelby County Industrial Development Board,
2.222%, 11/01/2020	5,990,000	6,007,491
New Hampshire Housing Finance Authority,
4.000%, 07/01/2036 (Callable 07/10/2024)	4,850,000	4,978,476
New Jersey Economic Development Authority:
0.000%, 02/15/2021	1,440,000	1,408,104
2.609%, 06/15/2022	500,000	496,185
2.781%, 06/15/2023	2,085,000	2,064,755
New Jersey Sports & Exposition Authority:
6.076%, 03/01/2023	1,805,000	1,928,949
5.976%, 03/01/2024	6,055,000	6,276,674
Niagara Area Development Corp.,
2.643%, 05/01/2022	1,000,000	999,550
Public Finance Authority,
3.750%, 02/01/2022 (Callable 02/01/2020)	5,250,000	5,256,615
Rhode Island Housing & Mortgage Finance Corp.,
3.000%, 10/01/2034 (Callable 10/01/2022)	2,750,000	2,764,548
State Public School Building Authority,
2.615%, 04/01/2023	2,500,000	2,497,200
Total Municipal Bonds (Cost $83,769,539)		83,503,117	1.3%

Residential Mortgage-Backed Securities
Non-U.S. Government Agency Issues
ACE Securities Corp. Home Equity Loan Trust,
Series 2006-OP1, Class A2C, 1.942%, 04/25/2036 (1 Month LIBOR USD + 0.150%) (3)	1,191,424	1,188,807
Aegis Asset Backed Securities Trust,
Series 2005-4, Class M1, 2.242%, 10/25/2035 (1 Month LIBOR USD + 0.450%) (3)	9,258,652	9,289,642
Alternative Loan Trust:
Series 2004-12CB, Class 1A1, 5.000%, 01/25/2020	19,292	19,339
Series 2005-50CB, Class 4A1, 5.000%, 11/25/2020 (6)	28,044	28,072
Series 2004-J2, Class 3A3, 5.500%, 04/25/2034	82,413	84,362
Series 2004-8CB, Class A, 2.062%, 06/25/2034 (1 Month LIBOR USD + 0.270%) (3)	1,115,179	1,118,293
Series 2005-73CB, Class 1A7, 5.500%, 01/25/2036 (6)	58,661	58,756
Series 2006-28CB, Class A17, 6.000%, 10/25/2036 (6)	570,379	450,231
Argent Securities Inc. Asset-Backed Pass-Through Certificates,
Series 2005-W3, Class A2D, 2.132%, 11/25/2035 (1 Month LIBOR USD + 0.340%) (3)	2,951,168	2,953,901
Arroyo Mortgage Trust,
Series 2019-3, Class A1, 2.962%, 10/25/2048 (2)(4)	12,295,153	12,352,546
Asset Backed Securities Corp. Home Equity Loan Trust,
Series 2006-HE1, Class A1, 2.007%, 01/25/2036 (1 Month LIBOR USD + 0.215%) (3)	4,683,475	4,675,947
Carrington Mortgage Loan Trust,
Series 2007-HE1, Class A2, 1.942%, 06/25/2037 (1 Month LIBOR USD + 0.150%) (3)	4,662,954	4,646,010
Countrywide Asset-Backed Certificates:
Series 2006-2, Class 2A3, 2.092%, 06/25/2036 (1 Month LIBOR USD + 0.300%) (3)	4,136,414	4,137,149
Series 2006-13, Class 1AF3, 4.275%, 01/25/2037 (4)	147,458	147,858
CSMC Trust,
Series 2019-RPL1, Class A1A, 3.650%, 07/25/2058 (2)(4)	43,845,633	45,301,124
CWABS Asset-Backed Certificates Trust,
Series 2006-9, Class 1AF3, 5.859%, 08/25/2036 (4)(6)	513,945	483,985
GSAA Home Equity Trust,
Series 2005-6, Class A3, 2.162%, 06/25/2035 (1 Month LIBOR USD + 0.370%) (3)	209,060	209,180
GSAMP Trust,
Series 2006-HE7, Class A2D, 2.022%, 10/25/2036 (1 Month LIBOR USD + 0.230%) (3)	7,961,389	7,929,705
J.P. Morgan Mortgage Acquisition Trust,
Series 2006-CH1, Class A1, 1.922%, 07/25/2036 (1 Month LIBOR USD + 0.130%) (3)	779,524	779,152
J.P. Morgan Mortgage Trust,
Series 2005-A4, Class 1A1, 4.106%, 07/25/2035 (4)	374,117	378,356
MASTR Alternative Loan Trust:
Series 2003-9, Class 3A1, 4.750%, 01/25/2020	78	78
Series 2003-5, Class 7A1, 5.000%, 10/01/2031	43,075	36,463
Series 2003-5, Class 4A1, 5.500%, 07/25/2033	2,762,853	2,831,337
Mill City Mortgage Loan Trust,
Series 2018-2, Class A1, 3.500%, 05/25/2058 (2)(4)	2,097,993	2,139,277
Morgan Stanley,
Series 2005-HE5, Class M2, 2.437%, 09/25/2035 (1 Month LIBOR USD + 0.645%) (3)	8,072,214	8,049,937
New Century Home Equity Loan Trust,
Series 2005-C, Class A1, 2.022%, 12/25/2035 (1 Month LIBOR USD + 0.230%) (3)	1,362,435	1,361,084
Popular ABS Mortgage Pass-Through Trust,
Series 2005-B, Class M2, 2.452%, 08/25/2035 (1 Month LIBOR USD + 0.660%) (3)	510,422	511,157
RASC Series Trust,
Series 2005-KS11, Class M1, 2.192%, 12/25/2035 (1 Month LIBOR USD + 0.400%) (3)	3,144,013	3,146,709
Renaissance Home Equity Loan Trust,
Series 2007-2, Class AF2, 5.675%, 06/25/2037 (7)	1,914,212	789,497
Saxon Asset Securities Trust,
Series 2006-2, Class A3C, 1.942%, 09/25/2036 (1 Month LIBOR USD + 0.150%) (3)	449,226	447,487
Soundview Home Loan Trust,
Series 2006-OPT2, Class A3, 1.972%, 05/25/2036 (1 Month LIBOR USD + 0.180%) (3)	1,468,975	1,467,794
Structured Asset Investment Loan Trust,
Series 2004-9, Class A5, 2.792%, 10/25/2034 (1 Month LIBOR USD + 1.000%) (3)	2,029,602	2,026,763
Structured Asset Securities Corp.,
Series 2004-4XS, Class 1A6, 5.050%, 02/25/2034 (7)	42,458	43,195
Thornburg Mortgage Securities Trust,
Series 2003-5, Class 3A, 3.995%, 10/25/2043 (4)	4,226,074	4,337,848
Towd Point Mortgage Trust:
Series 2015-4, Class A1B, 2.750%, 04/25/2055 (2)(4)	995,795	994,591
Series 2015-4, Class A1, 3.500%, 04/25/2055 (2)(4)	2,144,410	2,154,399
Series 2016-5, Class A1, 2.500%, 10/25/2056 (2)(4)	7,201,662	7,202,113
Series 2017-1, Class A1, 2.750%, 10/25/2056 (2)(4)	14,127,889	14,224,290
Series 2017-5, Class A1, 2.392%, 02/26/2057 (1 Month LIBOR USD + 0.600%) (2)(3)	8,673,683	8,652,253
Series 2017-2, Class A1, 2.750%, 04/25/2057 (2)(4)	3,839,446	3,864,702
Series 2017-3, Class A1, 2.750%, 06/25/2057 (2)(4)	12,197,156	12,245,572
Series 2017-6, Class A1, 2.750%, 10/25/2057 (2)(4)	6,875,520	6,917,083
Series 2018-6, Class A1A, 3.750%, 03/25/2058 (2)(4)	11,678,355	12,017,471
WaMu Mortgage Pass-Through Certificates Trust,
Series 2004-AR3, Class A1, 4.498%, 06/25/2034 (4)	3,302,502	3,358,615
Total Non-U.S. Government Agency Issues (Cost $194,505,926)		195,052,130	2.9%

Commercial Mortgage-Backed Securities
U.S. Government Agency Issues
Freddie Mac Multifamily Structured Pass Through Certificates,
Series K014, Class A2, 3.871%, 04/25/2021	10,026,932	10,182,184
Total U.S. Government Agency Issues (Cost $10,049,761)		10,182,184	0.2%
Non-U.S. Government Agency Issues
Citigroup Commercial Mortgage Trust,
Series 2014-GC23, Class AAB, 3.337%, 07/12/2047	13,231,058	13,570,700
COMM Mortgage Trust:
Series 2012-CR1, Class ASB, 3.053%, 05/17/2045	12,949,861	13,054,100
Series 2013-LC6, Class ASB, 2.478%, 01/12/2046	7,831,036	7,860,639
Series 2014-LC15, Class ASB, 3.528%, 04/12/2047	12,319,222	12,629,606
Series 2014-CR16, Class ASB, 3.653%, 04/12/2047	11,256,961	11,556,719
GS Mortgage Securities Trust:
Series 2011-GC5, Class A4, 3.707%, 08/10/2044	12,752,000	12,944,560
Series 2012-GCJ9, Class A3, 2.773%, 11/13/2045	23,064,634	23,358,150
J.P. Morgan Chase Commercial Mortgage Securities Trust:
Series 2012-C8, Class ASB, 2.379%, 10/17/2045	11,389,552	11,396,609
Series 2011-C5, Class ASB, 3.678%, 08/15/2046	1,522,576	1,540,809
JPMBB Commercial Mortgage Securities Trust:
Series 2013-C14, Class ASB, 3.761%, 08/17/2046 (4)	13,627,511	14,001,321
Series 2015-C31, Class ASB, 3.540%, 08/17/2048	8,729,000	9,050,740
Series 2015-C33, Class ASB, 3.562%, 12/17/2048	4,175,000	4,346,142
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2013-C9, Class AAB, 2.657%, 05/17/2046	16,186,574	16,300,667
Series 2013-C8, Class ASB, 2.699%, 12/17/2048	9,990,576	10,041,507
Wells Fargo Commercial Mortgage Trust,
Series 2014-LC16, Class ASB, 3.477%, 08/17/2050	13,002,929	13,346,521
WFRBS Commercial Mortgage Trust:
Series 2012-C6, Class A4, 3.440%, 04/15/2045	7,050,000	7,167,355
Series 2013-C14, Class ASB, 2.977%, 06/15/2046	18,205,910	18,380,656
Total Non-U.S. Government Agency Issues (Cost $200,559,862)		200,546,801	3.0%

Asset Backed Securities
Bank of The West Auto Trust:
Series 2017-1, Class A3, 2.110%, 01/15/2023 (2)	5,625,781	5,626,206
Series 2019-1, Class A3, 2.430%, 04/15/2024 (2)	13,005,000	13,079,375
Carmax Auto Owner Trust,
Series 2018-4, Class A3, 3.360%, 09/15/2023	11,300,000	11,527,206
Chesapeake Funding II LLC,
Series 2018-1A, Class A1, 3.040%, 04/15/2030 (2)	7,726,165	7,813,580
Conseco Financial Corp.:
Series 1998-2, Class A5, 6.240%, 12/01/2028	500	501
Series 1998-3, Class A5, 6.220%, 03/01/2030	55,060	56,749
Dell Equipment Finance Trust,
Series 2019-1, Class A3, 2.830%, 03/22/2024 (2)	27,550,000	27,877,145
Ford Credit Auto Owner Trust,
Series 2017-1, Class A, 2.620%, 08/15/2028 (2)	24,017,000	24,294,332
Kookmin Bank,
2.125%, 10/21/2021 (1)(2)	3,400,000	3,397,193
PFS Financing Corp.:
Series 2018-B, Class A, 2.890%, 02/15/2023 (2)	11,725,000	11,815,610
Series 2018-D, Class A, 3.190%, 04/17/2023 (2)	12,490,000	12,640,390
Series 2018-F, Class A, 3.520%, 10/16/2023 (2)	6,210,000	6,337,871
Series 2019-A, Class A2, 2.860%, 04/15/2024 (2)	7,475,000	7,576,510
Santander Retail Auto Lease Trust,
Series 2017-A, Class A4, 2.370%, 01/20/2022 (2)	3,148,000	3,151,699
SoFi Consumer Loan Program LLC:
Series 2017-3, Class A, 2.770%, 05/26/2026 (2)	2,518,881	2,527,690
Series 2017-4, Class A, 2.500%, 06/25/2026 (2)	1,520,042	1,522,518
Synchrony Card Funding LLC,
Series 2019-A1, Class A, 2.950%, 03/15/2025	26,950,000	27,482,696
Synchrony Card Issuance Trust,
Series 2018-A1, Class A, 3.380%, 09/15/2024	33,970,000	34,729,841
TCF Auto Receivables Owner Trust,
Series 2016-1A, Class A4, 2.030%, 02/15/2022 (2)	7,722,823	7,716,629
Tesla Auto Lease Trust,
Series 2018-B, Class A, 3.710%, 08/20/2021 (2)	5,249,216	5,317,486
Towd Point Mortgage Trust,
Series 2019-MH1, 3.000%, 11/25/2058 (2)(4)	10,201,209	10,248,747
Verizon Owner Trust,
Series 2019-B, Class A1A, 2.330%, 12/20/2023	24,450,000	24,625,453
Volkswagen Auto Lease Trust,
Series 2019-A, Class A3, 1.990%, 11/21/2022	8,868,000	8,876,586
World Financial Network Credit Card Master Trust:
Series 2017-C, Class A, 2.310%, 08/15/2024	19,279,000	19,316,129
Series 2016-A, Class A, 2.030%, 04/15/2025	16,710,000	16,693,681
Series 2019-A, Class A, 3.140%, 12/15/2025	7,900,000	8,069,867
Total Asset Backed Securities (Cost $298,757,333)		302,321,690	4.5%
Total Long-Term Investments (Cost $6,461,063,915)		6,535,229,933	98.3%

SHORT-TERM INVESTMENT	Shares
Money Market Mutual Fund
First American Government Obligations Fund, Class U, 1.53% (5)	206,090,450	206,090,450
Total Short-Term Investment (Cost $206,090,450)		206,090,450	3.1%
Total Investments (Cost $6,667,154,365)		6,741,320,383	101.4%
Liabilities in Excess of Other Assets		(89,882,991)	(1.4)%
TOTAL NET ASSETS		$6,651,437,392	100.0%

Notes to Schedule of Investments
LIBOR - London Inter-bank Offered Rate
(1)	Foreign security.
(2)
Security as defined in Rule 144(a) under the Securities Act of 1933 and classified as liquid under the Fund’s liquidity risk management program.  Purchased in a private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers.  At December 31, 2019, the value of these securities total $1,553,692,141, which represents 23.36% of total net assets.

(3)	Variable rate security based on a reference index and spread. The rate reported is the rate in effect as of December 31, 2019.
(4)	Variable rate security. The coupon is based on an underlying pool of loans. The rate reported is the rate in effect as of December 31, 2019.
(5)	Seven-day yield.
(6)	Security that, on the last payment date, missed a partial principal or interest payment.
(7)	Step-up bond; the interest rate shown is the rate in effect as of December 31, 2019.

Baird Short-Term Bond Fund
Schedule of Investments, December 31, 2019
Summary of Fair Value Exposure at December 31, 2019

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy is organized into three levels based upon the assumptions (referred to as "inputs") used in pricing the asset or liability.  These standards state that "observable inputs" reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and "unobservable inputs" reflect an entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 - Unadjusted quoted prices in active markets for identical unrestricted securities.
Level 2 - Other significant observable inputs (including quoted prices for similar securities, quoted prices in inactive markets, dealer indications, interest rates, yield curves, prepayment speeds, credit risk, default rates, inputs corroborated by observable market data, etc.).
Level 3 - Significant unobservable inputs (including the Fund's own assumptions about the factors that market participants would use in valuing the security) based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2019:

	Level 1	Level 2	Level 3	Total
Long-Term Investments
U.S. Treasury Securities	$–	$2,244,853,396	$–	$2,244,853,396
Other Government Related Securities	–	54,254,334	–	54,254,334
Corporate Bonds	–	3,444,516,281	–	3,444,516,281
Municipal Bonds	–	83,503,117	–	83,503,117
Residential Mortgage-Backed Securities - Non-U.S. Government Agency Issues	–	195,052,130	–	195,052,130
Commercial Mortgage-Backed Securities - U.S. Government Agency Issues	–	10,182,184	–	10,182,184
Commercial Mortgage-Backed Securities - Non-U.S. Government Agency Issues	–	200,546,801	–	200,546,801
Asset Backed Securities	–	302,321,690	–	302,321,690
Total Long-Term Investments	–	6,535,229,933	–	6,535,229,933
Short-Term Investment
Money Market Mutual Fund	206,090,450	–	–	206,090,450
Total Short-Term Investment	206,090,450	–	–	206,090,450
Total Investments	$206,090,450	$6,535,229,933	$–	$6,741,320,383

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy. There were no transfers into or out of Level 3 during the reporting period, as compared to the security classifications from the prior year's annual report. See the Fund’s Valuation Policy in Note 2a to the financial statements.

Baird Intermediate Bond Fund
Schedule of Investments, December 31, 2019
	Principal		% of
	Amount	Value	Net Assets
LONG-TERM INVESTMENTS

U.S. Treasury Securities
U.S. Treasury Bonds:
1.750%, 03/31/2022	$265,050,000	$266,043,937
1.875%, 03/31/2022	519,150,000	522,455,527
1.625%, 08/31/2022	126,725,000	126,828,954
2.500%, 05/15/2024	353,450,000	365,724,103
2.250%, 11/15/2025	286,625,000	294,428,813
2.000%, 11/15/2026	101,550,000	102,728,138
2.250%, 11/15/2027	198,025,000	203,656,336
3.125%, 11/15/2028	123,475,000	135,856,263
1.625%, 08/15/2029	26,600,000	25,933,961
Total U.S. Treasury Securities (Cost $1,997,419,867)		2,043,656,032	46.5%

Other Government Related Securities
Centrais Eletricas Brasileiras SA,
5.750%, 10/27/2021 (1)(2)	1,150,000	1,200,037
CNOOC Finance (2013) Ltd.,
3.000%, 05/09/2023 (1)	2,000,000	2,032,819
CNOOC Nexen Finance (2014) ULC,
4.250%, 04/30/2024 (1)	5,150,000	5,502,534
Electricite de France SA,
2.350%, 10/13/2020 (1)(2)	8,875,000	8,892,302
Export-Import Bank of Korea,
2.250%, 01/21/2020 (1)	3,200,000	3,200,384
Sinopec Group Overseas Development [2015] Ltd.,
2.500%, 04/28/2020 (1)(2)	3,000,000	3,002,220
Sinopec Group Overseas Development [2016] Ltd.,
2.750%, 05/03/2021 (1)(2)	5,300,000	5,326,027
Total Other Government Related Securities (Cost $28,486,000)		29,156,323	0.7%

Corporate Bonds
Industrials
Abbott Laboratories,
3.400%, 11/30/2023	4,853,000	5,102,371
Agilent Technologies, Inc.,
3.050%, 09/22/2026	1,495,000	1,529,160
Alimentation Couche-Tard, Inc.,
2.700%, 07/26/2022 (1)(2)	7,730,000	7,814,980
Allegion US Holding Co., Inc.,
3.200%, 10/01/2024	4,523,000	4,651,851
Anheuser-Busch InBev Finance, Inc.,
3.300%, 02/01/2023	4,005,000	4,149,383
Anheuser-Busch InBev Worldwide, Inc.:
3.650%, 02/01/2026	3,945,000	4,207,589
4.750%, 01/23/2029	835,000	967,907
ArcelorMittal,
4.550%, 03/11/2026 (1)	4,015,000	4,263,675
AT&T, Inc.:
3.950%, 01/15/2025	8,030,000	8,607,370
3.600%, 07/15/2025	2,575,000	2,725,775
4.300%, 02/15/2030	9,604,000	10,671,878
Becton Dickinson and Co.,
7.000%, 08/01/2027	1,900,000	2,336,545
Boardwalk Pipelines LP,
5.950%, 06/01/2026	1,360,000	1,530,468
Broadcom, Inc.:
2.375%, 01/15/2020	1,500,000	1,500,067
3.000%, 01/15/2022	5,625,000	5,708,217
3.625%, 10/15/2024 (2)	8,000,000	8,319,112
Bunge Limited Finance Corp.:
3.500%, 11/24/2020	2,650,000	2,683,057
3.750%, 09/25/2027	5,000,000	5,111,482
Campbell Soup Co.,
3.950%, 03/15/2025	8,000,000	8,523,912
CH Robinson Worldwide, Inc.,
4.200%, 04/15/2028	12,300,000	13,432,190
Charter Communications Operating LLC:
4.464%, 07/23/2022	11,725,000	12,324,958
3.750%, 02/15/2028	3,835,000	3,978,092
4.200%, 03/15/2028	2,070,000	2,206,734
Chevron Phillips Chemical Co. LLC / Chevron Phillips Chemical Co. LP,
2.450%, 05/01/2020 (2)	4,125,000	4,128,845
Cigna Corp.,
3.000%, 07/15/2023 (2)	5,655,000	5,778,517
CK Hutchison International Ltd.,
3.250%, 04/11/2024 (1)(2)	10,000,000	10,253,712
CNH Industrial Capital LLC:
3.875%, 10/15/2021	3,000,000	3,078,421
4.200%, 01/15/2024	2,800,000	2,966,309
CNH Industrial NV,
4.500%, 08/15/2023 (1)	5,000,000	5,353,900
Columbia Pipeline Group, Inc.,
4.500%, 06/01/2025	630,000	691,268
Comcast Corp.,
2.750%, 03/01/2023	1,475,000	1,506,965
Constellation Brands, Inc.:
2.700%, 05/09/2022	2,975,000	3,012,504
3.500%, 05/09/2027	3,625,000	3,787,452
Cox Communications, Inc.:
3.250%, 12/15/2022 (2)	3,610,000	3,713,645
3.850%, 02/01/2025 (2)	2,800,000	2,966,034
3.350%, 09/15/2026 (2)	1,927,000	1,988,895
CVS Health Corp.:
4.000%, 12/05/2023	4,425,000	4,682,993
4.100%, 03/25/2025	3,340,000	3,586,038
3.000%, 08/15/2026	6,000,000	6,121,495
4.300%, 03/25/2028	5,000,000	5,462,206
CVS Pass-Through Trust,
5.926%, 01/10/2034 (2)	2,116,418	2,467,361
Daimler Finance North America LLC:
2.200%, 05/05/2020 (2)	5,000,000	5,002,514
3.750%, 11/05/2021 (2)	6,800,000	6,989,995
Dell Technologies, Inc.,
4.000%, 07/15/2024 (2)	3,000,000	3,143,173
Diamond 1 Finance Corp. / Diamond 2 Finance Corp.:
4.420%, 06/15/2021 (2)	4,000,000	4,116,446
5.450%, 06/15/2023 (2)	12,100,000	13,125,347
Dollar Tree, Inc.,
3.700%, 05/15/2023	5,050,000	5,262,345
Dow Chemical Co.,
4.550%, 11/30/2025	2,515,000	2,779,122
DuPont de Nemours, Inc.,
4.493%, 11/15/2025	4,175,000	4,598,300
DXC Technology Co.:
4.450%, 09/18/2022	14,000,000	14,702,334
4.250%, 04/15/2024	5,700,000	6,055,135
Energy Transfer Operating LP:
4.500%, 04/15/2024	1,000,000	1,064,643
5.500%, 06/01/2027	7,605,000	8,549,961
Energy Transfer Partners LP,
4.750%, 01/15/2026	10,326,000	11,182,650
EnLink Midstream Partners LP,
4.400%, 04/01/2024	10,000,000	9,701,000
EQT Midstream Partners LP,
4.125%, 12/01/2026	5,000,000	4,716,182
Equifax, Inc.,
2.600%, 12/01/2024	5,000,000	5,031,428
ERAC USA Finance LLC,
2.600%, 12/01/2021 (2)	4,825,000	4,862,272
Ferguson Finance PLC,
4.500%, 10/24/2028 (1)(2)	5,930,000	6,490,111
Fidelity National Information Services, Inc.:
3.500%, 04/15/2023	2,373,000	2,470,602
3.875%, 06/05/2024	1,247,000	1,327,216
3.000%, 08/15/2026	2,027,000	2,097,539
4.250%, 05/15/2028	8,690,000	9,740,882
3.750%, 05/21/2029	7,000,000	7,673,764
Fiserv, Inc.:
4.750%, 06/15/2021	1,928,000	2,005,001
3.500%, 10/01/2022	3,050,000	3,161,523
4.200%, 10/01/2028	1,035,000	1,148,070
FMC Corp.,
4.100%, 02/01/2024	4,685,000	4,939,522
Ford Motor Credit Co. LLC:
5.750%, 02/01/2021	2,000,000	2,064,575
3.336%, 03/18/2021	1,800,000	1,813,535
3.339%, 03/28/2022	2,000,000	2,020,351
2.979%, 08/03/2022	12,000,000	12,018,624
4.250%, 09/20/2022	1,545,000	1,598,291
Fortune Brands Home & Security, Inc.:
4.000%, 09/21/2023	5,775,000	6,103,059
3.250%, 09/15/2029	2,725,000	2,756,108
Fox Corp.,
4.030%, 01/25/2024 (2)	5,155,000	5,493,465
Freeport-McMoRan, Inc.:
3.550%, 03/01/2022	1,979,000	2,003,737
3.875%, 03/15/2023	1,100,000	1,120,053
General Electric Co.:
5.500%, 01/08/2020	731,000	731,264
5.550%, 05/04/2020	816,000	824,760
3.150%, 09/07/2022	3,125,000	3,191,055
General Motors Financial Co., Inc.:
4.375%, 09/25/2021	5,325,000	5,517,644
4.200%, 11/06/2021	2,000,000	2,073,581
3.450%, 01/14/2022	1,475,000	1,508,015
3.150%, 06/30/2022	1,000,000	1,019,298
4.150%, 06/19/2023	1,325,000	1,391,898
Genpact Luxembourg Sarl,
3.375%, 12/01/2024 (1)	7,000,000	7,032,466
Georgia-Pacific LLC,
5.400%, 11/01/2020 (2)	6,797,000	6,985,674
Glencore Funding LLC:
4.125%, 05/30/2023 (2)	1,750,000	1,823,682
4.125%, 03/12/2024 (2)	5,000,000	5,236,981
4.625%, 04/29/2024 (2)	1,000,000	1,060,200
4.000%, 03/27/2027 (2)	4,850,000	5,041,091
3.875%, 10/27/2027 (2)	1,150,000	1,187,697
Grupo Bimbo SAB de CV:
4.875%, 06/30/2020 (1)(2)	870,000	879,761
4.500%, 01/25/2022 (1)(2)	8,129,000	8,450,601
3.875%, 06/27/2024 (1)(2)	5,340,000	5,571,462
Husky Energy, Inc.,
4.400%, 04/15/2029 (1)	5,000,000	5,379,519
Hutchison Whampoa International Ltd.,
4.625%, 01/13/2022 (1)(2)	7,000,000	7,303,207
Hyundai Capital America,
3.450%, 03/12/2021 (2)	9,000,000	9,110,713
Ingersoll-Rand Co.,
6.391%, 11/15/2027 (1)	1,195,000	1,419,004
International Business Machines Corp.,
3.300%, 05/15/2026	6,150,000	6,492,301
JB Hunt Transport Services, Inc.,
3.875%, 03/01/2026	3,000,000	3,223,972
Kerry Group Financial Services Unltd Co.,
3.200%, 04/09/2023 (1)(2)	5,000,000	5,062,689
Kinder Morgan, Inc.:
5.625%, 11/15/2023 (2)	1,000,000	1,105,602
7.800%, 08/01/2031	12,425,000	17,134,568
Kraft Heinz Foods Co.:
3.500%, 06/06/2022	2,000,000	2,062,893
6.375%, 07/15/2028	7,929,000	9,466,025
Lear Corp.,
3.800%, 09/15/2027	1,000,000	1,010,102
LyondellBasell Industries NV,
6.000%, 11/15/2021 (1)	1,100,000	1,168,505
Microchip Technology, Inc.,
3.922%, 06/01/2021	7,000,000	7,158,764
Midwest Connector Capital Co. LLC,
3.900%, 04/01/2024 (2)	7,450,000	7,821,297
Mosaic Co.,
4.250%, 11/15/2023	8,606,000	9,181,094
MPLX LP:
4.875%, 06/01/2025	10,219,000	11,163,654
4.800%, 02/15/2029	3,475,000	3,814,164
Nissan Motor Acceptance Corp.,
3.650%, 09/21/2021 (2)	7,210,000	7,360,286
Nutrien Ltd.,
3.150%, 10/01/2022 (1)	1,306,000	1,334,430
nVent Finance Sarl,
3.950%, 04/15/2023 (1)	18,275,000	18,562,411
NXP Semiconductors N.V.,
4.875%, 03/01/2024 (1)(2)	5,790,000	6,314,988
Occidental Petroleum Corp.:
2.900%, 08/15/2024	5,000,000	5,081,697
7.500%, 10/15/2026	1,288,000	1,559,301
ONEOK, Inc.:
7.500%, 09/01/2023	7,470,000	8,720,142
2.750%, 09/01/2024	3,300,000	3,331,350
Orange SA,
9.000%, 03/01/2031 (1)	4,125,000	6,389,757
Penske Truck Leasing Co.:
2.700%, 11/01/2024 (2)	8,000,000	8,057,258
3.950%, 03/10/2025 (2)	12,000,000	12,749,847
Phillips 66 Partners LP,
3.605%, 02/15/2025	2,000,000	2,096,647
POSCO:
5.250%, 04/14/2021 (1)(2)	3,000,000	3,108,870
4.000%, 08/01/2023 (1)(2)	5,000,000	5,229,158
Regency Energy Partners LP / Regency Energy Finance Corp.,
4.500%, 11/01/2023	1,100,000	1,165,510
Rockies Express Pipeline LLC,
5.625%, 04/15/2020 (2)	1,000,000	1,010,598
Roper Technologies, Inc.,
3.800%, 12/15/2026	1,450,000	1,558,595
Sabine Pass Liquefaction LLC,
5.875%, 06/30/2026	9,730,000	11,184,869
Samarco Mineracao SA,
5.375%, 09/26/2024 (1)(2)(8)	1,675,000	1,130,625
Schneider Electric SE,
2.950%, 09/27/2022 (1)(2)	2,000,000	2,047,046
Sherwin-Williams Co.,
3.300%, 02/01/2025	3,851,000	3,911,791
Smithfield Foods, Inc.,
2.650%, 10/03/2021 (2)	8,000,000	7,953,783
Solvay Finance America LLC,
4.450%, 12/03/2025 (2)	6,145,000	6,649,756
Sysco Corp.:
2.500%, 07/15/2021	2,000,000	2,016,895
2.600%, 06/12/2022	150,000	152,086
TC PipeLines LP:
4.375%, 03/13/2025	5,500,000	5,857,361
3.900%, 05/25/2027	8,425,000	8,809,489
Telefonica Emisiones SA,
5.462%, 02/16/2021 (1)	650,000	674,634
Total System Services, Inc.,
3.750%, 06/01/2023	2,325,000	2,421,777
TransCanada PipeLines Ltd.,
9.875%, 01/01/2021 (1)	556,000	596,974
Tyson Foods, Inc.,
4.000%, 03/01/2026	3,000,000	3,247,460
Vale Overseas Ltd.,
6.250%, 08/10/2026 (1)	3,830,000	4,495,654
Valero Energy Corp.,
3.400%, 09/15/2026	4,985,000	5,225,395
Verisk Analytics, Inc.,
4.125%, 03/15/2029	3,000,000	3,294,693
Verizon Communications, Inc.:
3.376%, 02/15/2025	853,000	903,590
4.125%, 03/16/2027	3,196,000	3,548,323
4.329%, 09/21/2028	2,051,000	2,327,822
4.016%, 12/03/2029	5,628,000	6,273,787
Vodafone Group PLC,
3.750%, 01/16/2024 (1)	3,940,000	4,167,758
Volkswagen Group of America Finance LLC:
2.841%, 11/12/2021 (3 Month LIBOR USD + 0.940%) (2)(3)	1,800,000	1,815,676
4.000%, 11/12/2021 (2)	8,000,000	8,274,269
2.850%, 09/26/2024 (2)	8,600,000	8,736,471
Wabtec Corp.:
4.375%, 08/15/2023	12,302,000	12,935,521
3.450%, 11/15/2026	5,000,000	5,056,507
Western Midstream Operating LP,
4.500%, 03/01/2028	7,195,000	7,103,521
Williams Companies, Inc.:
5.250%, 03/15/2020	1,185,000	1,191,958
4.125%, 11/15/2020	1,635,000	1,654,460
3.700%, 01/15/2023	1,775,000	1,838,472
4.300%, 03/04/2024	5,725,000	6,110,230
WRKCo, Inc.,
3.900%, 06/01/2028	8,275,000	8,781,436
Yara International ASA,
3.800%, 06/06/2026 (1)(2)	650,000	664,698
Zimmer Biomet Holdings, Inc.,
3.700%, 03/19/2023	10,000,000	10,422,984
Zoetis, Inc.:
3.250%, 02/01/2023	7,500,000	7,721,281
4.500%, 11/13/2025	2,000,000	2,215,357
Total Industrials (Cost $782,262,742)		816,472,665	18.5%
Utilities
Ausgrid Finance Pty Ltd.,
3.850%, 05/01/2023 (1)(2)	6,200,000	6,457,556
Avangrid, Inc.,
3.800%, 06/01/2029	10,975,000	11,646,595
Edison International:
2.950%, 03/15/2023	2,650,000	2,652,666
4.125%, 03/15/2028	13,600,000	13,955,236
EDP Finance BV,
4.125%, 01/15/2020 (1)(2)	15,000,000	14,983,740
Enel Finance International NV:
3.625%, 05/25/2027 (1)(2)	1,550,000	1,606,034
3.500%, 04/06/2028 (1)(2)	13,550,000	13,871,516
Mississippi Power Co.,
2.597%, 03/27/2020 (3 Month LIBOR USD + 0.650%) (3)	6,416,000	6,418,397
PPL Capital Funding, Inc.,
3.400%, 06/01/2023	2,475,000	2,555,424
PSEG Power LLC,
5.125%, 04/15/2020	220,000	221,959
RGS I&M Funding Corp.,
9.820%, 12/07/2022	394,147	423,309
Southern Co.,
2.750%, 06/15/2020	3,200,000	3,207,621
Talent Yield Investments Ltd.,
4.500%, 04/25/2022 (1)(2)	3,800,000	3,947,623
Total Utilities (Cost $79,596,122)		81,947,676	1.9%

Financials
ABN AMRO Bank NV,
4.750%, 07/28/2025 (1)(2)	8,650,000	9,418,298
AerCap Holdings N.V.,
2.875%, 08/14/2024 (1)	5,000,000	5,044,992
Aetna, Inc.,
2.800%, 06/15/2023	4,010,000	4,075,174
AIA Group Ltd.,
3.200%, 03/11/2025 (1)(2)	3,000,000	3,078,330
Air Lease Corp.,
2.250%, 01/15/2023	3,800,000	3,803,570
American International Group, Inc.:
4.875%, 06/01/2022	6,000,000	6,405,740
4.125%, 02/15/2024	1,000,000	1,073,908
AmSouth Bancorporation,
6.750%, 11/01/2025	630,000	744,772
Anthem, Inc.:
3.350%, 12/01/2024	10,000,000	10,438,331
2.375%, 01/15/2025	5,000,000	4,994,124
ANZ New Zealand (Int'l) Ltd.:
2.850%, 08/06/2020 (1)(2)	4,000,000	4,019,601
2.125%, 07/28/2021 (1)(2)	1,200,000	1,203,005
Banco Santander SA,
3.500%, 04/11/2022 (1)	4,400,000	4,520,241
Bank of America Corp.:
2.369%, 07/21/2021 (3 Month LIBOR USD + 0.660%) (3)	11,000,000	11,022,600
3.300%, 01/11/2023	4,710,000	4,869,584
4.000%, 04/01/2024	1,596,000	1,709,449
3.458%, 03/15/2025 (3 Month LIBOR USD + 0.970%) (3)	5,060,000	5,284,088
3.093%, 10/01/2025 (3 Month LIBOR USD + 1.090%) (3)	3,295,000	3,400,750
3.705%, 04/24/2028 (3 Month LIBOR USD + 1.512%) (3)	5,050,000	5,399,738
3.419%, 12/20/2028 (3 Month LIBOR USD + 1.040%) (3)	1,519,000	1,595,168
Bank of New Zealand,
3.500%, 02/20/2024 (1)(2)	5,000,000	5,227,144
Bank of Nova Scotia,
4.500%, 12/16/2025 (1)	7,000,000	7,690,273
Banque Federative du Credit Mutuel SA,
3.750%, 07/20/2023 (1)(2)	8,000,000	8,390,408
Barclays Bank PLC,
10.180%, 06/12/2021 (1)(2)	5,000,000	5,558,118
Barclays PLC:
3.250%, 01/12/2021 (1)	2,000,000	2,016,880
3.684%, 01/10/2023 (1)	7,350,000	7,537,374
4.337%, 01/10/2028 (1)	2,275,000	2,441,750
BBVA USA:
2.875%, 06/29/2022	3,475,000	3,524,672
3.875%, 04/10/2025	4,200,000	4,412,431
BNP Paribas SA:
3.500%, 03/01/2023 (1)(2)	10,000,000	10,348,755
2.819%, 11/19/2025 (3 Month LIBOR USD + 1.111%) (1)(2)(3)	5,000,000	5,059,386
BNZ International Funding Ltd.:
2.100%, 09/14/2021 (1)(2)	10,000,000	10,014,078
3.375%, 03/01/2023 (1)(2)	2,000,000	2,068,363
Boston Properties LP,
3.200%, 01/15/2025	12,175,000	12,638,755
BPCE SA:
5.700%, 10/22/2023 (1)(2)	5,375,000	5,936,204
4.000%, 04/15/2024 (1)	3,500,000	3,744,850
4.625%, 07/11/2024 (1)(2)	10,000,000	10,759,650
Brown & Brown, Inc.:
4.200%, 09/15/2024	10,461,000	11,128,737
4.500%, 03/15/2029	5,000,000	5,503,487
Capital One NA,
2.650%, 08/08/2022	12,150,000	12,333,180
Citigroup, Inc.:
2.876%, 07/24/2023 (3 Month LIBOR USD + 0.950%) (3)	2,000,000	2,033,841
3.750%, 06/16/2024	500,000	531,102
3.352%, 04/24/2025 (3 Month LIBOR USD + 0.897%) (3)	10,040,000	10,449,683
3.887%, 01/10/2028 (3 Month LIBOR USD + 1.563%) (3)	9,000,000	9,699,408
Citizens Bank NA,
2.550%, 05/13/2021	2,000,000	2,015,380
CNA Financial Corp.:
5.750%, 08/15/2021	1,385,000	1,464,042
7.250%, 11/15/2023	1,980,000	2,315,348
4.500%, 03/01/2026	5,070,000	5,592,322
3.900%, 05/01/2029	4,000,000	4,307,331
Cooperatieve Rabobank UA:
4.625%, 12/01/2023 (1)	7,400,000	8,021,016
3.750%, 07/21/2026 (1)	1,276,000	1,329,573
Credit Agricole SA:
2.750%, 06/10/2020 (1)(2)	3,000,000	3,009,419
3.375%, 01/10/2022 (1)(2)	7,400,000	7,572,551
Credit Suisse Group AG:
3.574%, 01/09/2023 (1)(2)	1,000,000	1,027,550
4.207%, 06/12/2024 (3 Month LIBOR USD + 1.240%) (1)(2)(3)	4,000,000	4,231,408
2.593%, 09/11/2025 (SOFR + 1.560%) (1)(3)	7,000,000	7,020,029
Credit Suisse Group Funding Guernsey Ltd.,
3.800%, 06/09/2023 (1)	9,000,000	9,423,199
Deutsche Bank AG:
2.950%, 08/20/2020 (1)	3,000,000	3,007,014
3.150%, 01/22/2021 (1)	1,500,000	1,506,822
4.250%, 10/14/2021 (1)	7,000,000	7,199,653
3.300%, 11/16/2022 (1)	5,175,000	5,228,634
Discover Financial Services:
3.950%, 11/06/2024	4,200,000	4,461,064
4.100%, 02/09/2027	9,000,000	9,698,436
First Horizon National Corp.,
3.500%, 12/15/2020	13,196,000	13,341,091
Goldman Sachs Group, Inc.:
2.350%, 11/15/2021	3,160,000	3,172,557
3.000%, 04/26/2022	5,000,000	5,063,151
3.500%, 01/23/2025	2,000,000	2,099,625
3.272%, 09/29/2025 (3 Month LIBOR USD + 1.201%) (3)	3,500,000	3,623,564
3.691%, 06/05/2028 (3 Month LIBOR USD + 1.510%) (3)	4,000,000	4,255,940
4.223%, 05/01/2029 (3 Month LIBOR USD + 1.301%) (3)	3,100,000	3,417,995
Guardian Life Global Funding:
2.000%, 04/26/2021 (2)	4,350,000	4,355,989
3.400%, 04/25/2023 (2)	9,000,000	9,359,487
Hartford Financial Services Group, Inc.,
2.800%, 08/19/2029	3,625,000	3,667,390
High Street Funding Trust I,
4.111%, 02/15/2028 (2)	5,000,000	5,384,269
Highmark, Inc.,
4.750%, 05/15/2021 (2)	2,000,000	2,057,646
HSBC Holdings PLC:
3.262%, 03/13/2023 (3 Month LIBOR USD + 1.055%) (1)(3)	10,140,000	10,371,808
3.600%, 05/25/2023 (1)	2,700,000	2,816,869
3.803%, 03/11/2025 (3 Month LIBOR USD + 1.211%) (1)(3)	3,000,000	3,149,418
3.973%, 05/22/2030 (3 Month LIBOR USD + 1.610%) (1)(3)	1,000,000	1,078,365
Humana, Inc.,
2.900%, 12/15/2022	6,275,000	6,394,104
Huntington Bancshares, Inc.:
3.150%, 03/14/2021	1,585,000	1,604,669
2.300%, 01/14/2022	1,300,000	1,307,202
Huntington National Bank,
2.875%, 08/20/2020	3,500,000	3,517,628
ING Bank NV:
5.000%, 06/09/2021 (1)(2)	2,000,000	2,087,769
5.800%, 09/25/2023 (1)(2)	9,405,000	10,438,955
ING Groep NV,
3.550%, 04/09/2024 (1)	4,000,000	4,186,623
Invesco Finance PLC,
3.125%, 11/30/2022 (1)	4,750,000	4,883,777
Jackson National Life Global Funding,
3.250%, 01/30/2024 (2)	10,350,000	10,738,954
Jefferies Group LLC:
6.875%, 04/15/2021	2,000,000	2,116,113
4.850%, 01/15/2027	1,425,000	1,573,950
John Hancock Life Insurance Co.,
7.375%, 02/15/2024 (2)	11,325,000	13,241,180
JPMorgan Chase & Co.:
2.295%, 08/15/2021	2,500,000	2,506,160
4.500%, 01/24/2022	3,000,000	3,150,068
3.166%, 10/24/2023 (3 Month LIBOR USD + 1.230%) (3)	5,035,000	5,120,630
2.301%, 10/15/2025 (SOFR + 1.160%) (3)	13,000,000	12,985,342
KeyBank NA:
3.180%, 05/22/2022	2,750,000	2,805,775
3.400%, 05/20/2026	2,200,000	2,291,780
LeasePlan Corp. NV,
2.875%, 10/24/2024 (1)(2)	10,000,000	9,996,606
Liberty Mutual Group, Inc.:
4.250%, 06/15/2023 (2)	966,000	1,026,566
4.569%, 02/01/2029 (2)	1,559,000	1,742,267
Life Storage LP,
3.875%, 12/15/2027	8,000,000	8,439,027
Lloyds Bank PLC:
5.800%, 01/13/2020 (1)(2)	500,000	500,515
3.000%, 01/11/2022 (1)	7,000,000	7,112,869
4.050%, 08/16/2023 (1)	4,580,000	4,856,503
Macquarie Bank Ltd.:
2.400%, 01/21/2020 (1)(2)	1,100,000	1,100,126
6.625%, 04/07/2021 (1)(2)	5,482,000	5,772,687
Macquarie Group Ltd.:
3.189%, 11/28/2023 (3 Month LIBOR USD + 1.023%) (1)(2)(3)	5,250,000	5,365,499
4.150%, 03/27/2024 (3 Month LIBOR USD + 1.330%) (1)(2)(3)	4,000,000	4,203,912
Marsh & McLennan Companies, Inc.,
3.875%, 03/15/2024	1,550,000	1,653,536
Massachusetts Mutual Life Insurance Co.,
7.625%, 11/15/2023 (2)	12,053,000	13,749,674
MBIA Insurance Corp.,
13.261%, 01/15/2033 (3 Month LIBOR USD + 11.260%) (2)(3)(8)	500,000	342,153
Metropolitan Life Global Funding I,
3.000%, 01/10/2023 (2)	1,300,000	1,337,637
Mitsubishi UFJ Financial Group, Inc.:
2.190%, 09/13/2021 (1)	3,000,000	3,008,897
2.998%, 02/22/2022 (1)	2,595,000	2,644,905
3.455%, 03/02/2023 (1)	2,000,000	2,069,946
Mizuho Financial Group, Inc.:
2.601%, 09/11/2022 (1)	5,000,000	5,066,376
4.600%, 03/27/2024 (1)(2)	7,000,000	7,480,653
3.922%, 09/11/2024 (3 Month LIBOR USD + 1.000%) (1)(3)	3,000,000	3,152,072
Morgan Stanley:
3.336%, 10/24/2023 (3 Month LIBOR USD + 1.400%) (3)	7,000,000	7,151,102
3.125%, 07/27/2026	4,600,000	4,749,688
MUFG Americas Holdings Corp.,
3.500%, 06/18/2022	225,000	232,771
Nationwide Building Society:
3.766%, 03/08/2024 (3 Month LIBOR USD + 1.064%) (1)(2)(3)	5,000,000	5,176,681
4.000%, 09/14/2026 (1)(2)	10,000,000	10,527,906
Nationwide Financial Services, Inc.,
5.375%, 03/25/2021 (2)	1,478,000	1,535,237
Nationwide Mutual Insurance Co.,
8.250%, 12/01/2031 (2)	2,195,000	3,159,439
Nomura Holdings, Inc.,
6.700%, 03/04/2020 (1)	1,000,000	1,007,741
Nordea Bank AB,
4.250%, 09/21/2022 (1)(2)	12,850,000	13,491,682
Peachtree Corners Funding Trust,
3.976%, 02/15/2025 (2)	6,000,000	6,343,707
People's United Bank NA,
4.000%, 07/15/2024	5,000,000	5,224,346
Pine Street Trust I,
4.572%, 02/15/2029 (2)	5,000,000	5,385,666
Principal Life Global Funding II,
3.000%, 04/18/2026 (2)	7,000,000	7,239,517
Protective Life Corp.,
4.300%, 09/30/2028 (2)	1,400,000	1,515,669
Prudential Insurance Co. of America,
8.300%, 07/01/2025 (2)	8,300,000	10,657,267
Regions Bank,
3.374%, 08/13/2021 (3 Month LIBOR USD + 0.500%) (3)	3,425,000	3,451,478
Regions Financial Corp.,
2.750%, 08/14/2022	4,725,000	4,810,438
Reliance Standard Life Global Funding II,
3.050%, 01/20/2021 (2)	5,000,000	5,053,731
Royal Bank of Scotland Group PLC:
4.269%, 03/22/2025 (3 Month LIBOR USD + 1.762%) (1)(3)	2,000,000	2,124,907
5.076%, 01/27/2030 (3 Month LIBOR USD + 1.905%) (1)(3)	4,700,000	5,406,776
4.445%, 05/08/2030 (3 Month LIBOR USD + 1.871%) (1)(3)	6,850,000	7,569,278
Santander UK Group Holdings PLC:
3.125%, 01/08/2021 (1)	2,475,000	2,496,148
4.796%, 11/15/2024 (3 Month LIBOR USD + 1.570%) (1)(3)	5,000,000	5,399,707
Santander UK PLC:
2.125%, 11/03/2020 (1)	4,500,000	4,505,367
5.000%, 11/07/2023 (1)(2)	3,675,000	3,951,595
Skandinaviska Enskilda Banken AB,
2.450%, 05/27/2020 (1)(2)	8,500,000	8,513,311
SMBC Aviation Capital Finance DAC:
3.000%, 07/15/2022 (1)(2)	4,000,000	4,071,401
3.550%, 04/15/2024 (1)(2)	6,075,000	6,310,663
Societe Generale SA:
2.500%, 04/08/2021 (1)(2)	2,150,000	2,161,005
5.200%, 04/15/2021 (1)(2)	1,250,000	1,300,077
4.250%, 09/14/2023 (1)(2)	5,000,000	5,310,653
5.000%, 01/17/2024 (1)(2)	3,350,000	3,612,851
4.250%, 04/14/2025 (1)(2)	4,814,000	5,059,000
Standard Chartered PLC:
3.050%, 01/15/2021 (1)(2)	10,350,000	10,415,933
3.785%, 05/21/2025 (3 Month LIBOR USD + 1.560%) (1)(2)(3)	4,125,000	4,291,235
Stifel Financial Corp.,
4.250%, 07/18/2024	10,139,000	10,795,699
Sumitomo Mitsui Financial Group, Inc.,
2.442%, 10/19/2021 (1)	6,200,000	6,248,995
Swedbank AB,
2.650%, 03/10/2021 (1)(2)	3,800,000	3,822,474
Synchrony Financial:
3.750%, 08/15/2021	5,000,000	5,113,784
4.250%, 08/15/2024	5,275,000	5,630,263
3.700%, 08/04/2026	3,000,000	3,100,302
Trinity Acquisition PLC,
4.400%, 03/15/2026 (1)	1,125,000	1,223,303
UBS Group Funding Switzerland AG:
2.950%, 09/24/2020 (1)(2)	6,225,000	6,268,536
2.650%, 02/01/2022 (1)(2)	5,000,000	5,051,416
3.491%, 05/23/2023 (1)(2)	3,050,000	3,138,876
Voya Financial, Inc.:
3.125%, 07/15/2024	3,350,000	3,455,878
3.650%, 06/15/2026	2,410,000	2,546,200
WEA Finance LLC / Westfield UK & Europe Finance PLC,
3.250%, 10/05/2020 (2)	7,500,000	7,560,395
Wells Fargo & Co.,
3.157%, 10/31/2023 (3 Month LIBOR USD + 1.230%) (3)	5,000,000	5,088,950
Westpac Banking Corp.,
2.100%, 05/13/2021 (1)	5,000,000	5,014,657
Willis North America, Inc.:
3.600%, 05/15/2024	8,150,000	8,515,517
4.500%, 09/15/2028	8,500,000	9,373,614
Willis Towers Watson PLC,
5.750%, 03/15/2021 (1)	3,450,000	3,596,037
Total Financials (Cost $842,143,302)		873,127,921	19.9%
Total Corporate Bonds (Cost $1,704,002,166)		1,771,548,262	40.3%

Municipal Bonds
Alabama Economic Settlement Authority,
3.163%, 09/15/2025	3,910,000	4,000,868
California School Finance Authority,
4.426%, 07/01/2020	2,500,000	2,526,025
Central Valley Support Joint Powers Agency,
5.326%, 09/01/2022	2,000,000	2,162,800
City of Berwyn IL:
5.790%, 12/01/2022	880,000	924,933
5.790%, 12/01/2022	2,265,000	2,270,164
County of Cook IL,
5.240%, 11/15/2025 (Callable 11/15/2021)	2,345,000	2,451,955
County of Hamilton OH,
3.374%, 06/01/2034	10,000,000	10,037,600
Iowa Tobacco Settlement Authority,
6.500%, 06/01/2023 (Callable 01/31/2020)	595,000	603,842
New Hampshire Housing Finance Authority,
2.600%, 01/01/2020	1,415,000	1,415,000
New Jersey Economic Development Authority:
0.000%, 02/15/2021	3,000,000	2,933,550
0.000%, 02/15/2022	2,000,000	1,908,120
Niagara Area Development Corp.:
3.004%, 05/01/2025	1,000,000	995,120
3.204%, 05/01/2026	1,995,000	1,981,434
3.272%, 05/01/2027	2,060,000	2,042,737
3.372%, 05/01/2028	2,130,000	2,111,640
3.422%, 05/01/2029	2,200,000	2,179,166
North Carolina Housing Finance Agency:
4.000%, 01/01/2030 (Callable 07/01/2021)	185,000	187,490
3.000%, 01/01/2033 (Callable 01/01/2025)	2,565,000	2,581,673
North East Texas Independent School District,
5.240%, 08/01/2027	2,100,000	2,493,120
Public Finance Authority,
2.820%, 03/01/2020 (Callable 01/21/2020)	2,000,000	2,000,500
South Dakota Housing Development Authority,
2.700%, 11/01/2036 (Callable 11/01/2025)	1,395,000	1,400,259
Winnebago & Boone Counties School District No. 205:
3.800%, 12/01/2026 (Callable 12/01/2025)	2,200,000	2,302,234
3.950%, 12/01/2027 (Callable 12/01/2025)	1,700,000	1,779,866
Total Municipal Bonds (Cost $52,466,803)		53,290,096	1.2%

Residential Mortgage-Backed Securities
U.S. Government Agency Issues
Fannie Mae REMIC Trust:
Series 1990-108, Class G, 7.000%, 09/25/2020	99	100
Series G-29, Class O, 8.500%, 09/25/2021	61	63
Series 1991-137, Class H, 7.000%, 10/25/2021	4,772	4,880
Series 1993-32, Class H, 6.000%, 03/25/2023	4,582	4,777
Federal Gold Loan Mortgage Corp. (FGLMC):
6.000%, 06/01/2021	13,653	13,889
6.000%, 07/01/2028	3,205	3,590
Federal Home Loan Mortgage Corp. (FHLMC),
Series 1395, Class G, 6.000%, 10/15/2022	2,046	2,120
Total U.S. Government Agency Issues (Cost $28,363)		29,419	0.0%

Non-U.S. Government Agency Issues
Alternative Loan Trust:
Series 2005-50CB, Class 4A1, 5.000%, 11/25/2020 (6)	32,250	32,283
Series 2005-85CB, Class 3A1, 5.250%, 02/25/2021 (6)	44,928	44,301
Series 2006-7CB, Class 3A1, 5.250%, 05/25/2021	106,340	105,095
Series 2004-8CB, Class A, 2.062%, 06/25/2034 (1 Month LIBOR USD + 0.270%) (3)	685,038	686,952
Series 2005-11CB, Class 2A1, 5.500%, 06/25/2035 (6)	31,421	31,249
AMRESCO Residential Securities Corp. Mortgage Loan Trust,
Series 1998-1, Class A6, 6.510%, 08/25/2027 (4)	392	402
Argent Securities Inc. Asset-Backed Pass-Through Certificates:
Series 2005-W3, Class A2D, 2.132%, 11/25/2035 (1 Month LIBOR USD + 0.340%) (3)	566,171	566,695
Series 2005-W5, Class A1, 2.027%, 01/25/2036 (1 Month LIBOR USD + 0.235%) (3)	5,697,896	5,670,822
Banc of America Alternative Loan Trust,
Series 2006-2, Class 7A1, 6.000%, 03/25/2021 (6)	33,074	30,482
Banc of America Funding Trust,
Series 2004-2, Class 1CB1, 5.750%, 09/20/2034	1,950,296	2,096,127
Bear Stearns ARM Trust,
Series 2004-5, Class 2A, 4.372%, 07/25/2034 (4)	764,016	768,241
Citigroup Global Markets Mortgage Securities VII, Inc.,
Series 2003-UP2, Class A2, 7.000%, 06/25/2033 (7)	35,398	36,162
Countrywide Asset-Backed Certificates:
Series 2004-12, Class AF6, 4.634%, 03/25/2035 (4)	239	241
Series 2006-13, Class 1AF3, 4.275%, 01/25/2037 (4)	22,163	22,223
CWABS Asset-Backed Certificates Trust:
Series 2005-1, Class AF6, 5.030%, 06/25/2035 (4)	20,377	20,605
Series 2006-9, Class 1AF3, 5.859%, 08/25/2036 (4)(6)	472,830	445,266
Delta Funding Home Equity Loan Trust:
Series 1997-2, Class A6, 7.040%, 06/25/2027	668	622
Series 1999-2, Class A7F, 7.030%, 08/15/2030	168,478	168,370
GSAMP Trust,
Series 2005-WMC2, Class A1B, 2.412%, 11/25/2035 (1 Month LIBOR USD + 0.620%) (3)	844,655	846,268
IMC Home Equity Loan Trust,
Series 1998-1, Class A6, 7.020%, 06/20/2029 (7)	457	459
J.P. Morgan Alternative Loan Trust:
Series 2005-S1, Class 3A1, 5.500%, 10/25/2020	13,226	13,172
Series 2006-A1, Class 2A1, 4.134%, 03/25/2036 (4)(6)	270,148	255,828
J.P. Morgan Mortgage Acquisition Trust,
Series 2006-CH1, Class A1, 1.922%, 07/25/2036 (1 Month LIBOR USD + 0.130%) (3)	374,171	373,993
MASTR Alternative Loan Trust,
Series 2005-3, Class 4A1, 5.500%, 03/25/2020	155	154
New Century Home Equity Loan Trust,
Series 2005-C, Class A1, 2.022%, 12/25/2035 (1 Month LIBOR USD + 0.230%) (3)	681,218	680,542
New Residential Mortgage Loan Trust,
Series 2017-2A, Class A3, 4.000%, 03/25/2057 (2)(4)	3,154,477	3,290,619
RALI Series Trust,
Series 2004-QS6, Class A1, 5.000%, 04/01/2020 (6)	1,457	1,408
RAMP Series Trust,
Series 2005-RS1, Class AI6, 4.713%, 11/25/2034	1,649	1,656
Soundview Home Loan Trust,
Series 2003-2, Class A2, 3.092%, 11/25/2033 (1 Month LIBOR USD + 1.300%) (3)	1,214,218	1,224,185
Specialty Underwriting & Residential Finance Trust,
Series 2004-BC4, Class A1A, 2.462%, 10/25/2035 (1 Month LIBOR USD + 0.670%) (3)	1,132,495	1,131,435
Structured Asset Investment Loan Trust,
Series 2004-9, Class A5, 2.792%, 10/25/2034 (1 Month LIBOR USD + 1.000%) (3)	945,760	944,438
Thornburg Mortgage Securities Trust,
Series 2003-5, Class 3A, 3.995%, 10/25/2043 (4)	2,535,645	2,602,709
Towd Point Mortgage Trust:
Series 2015-5, Class A1B, 2.750%, 05/25/2055 (2)(4)	1,525,787	1,524,626
Series 2016-2, Class A1, 3.000%, 08/25/2055 (2)(4)	1,664,009	1,678,563
Series 2017-1, Class A1, 2.750%, 10/25/2056 (2)(4)	8,006,305	8,060,935
Series 2017-5, Class A1, 2.392%, 02/26/2057 (1 Month LIBOR USD + 0.600%) (2)(3)	4,059,283	4,049,255
Series 2019-1, Class A1, 3.750%, 03/25/2058 (2)(4)	8,722,269	9,055,692
Series 2019-4, Class A1, 2.900%, 10/25/2059 (2)(4)	14,070,789	14,151,700
WaMu Mortgage Pass-Through Certificates Trust:
Series 2004-AR3, Class A1, 4.498%, 06/25/2034 (4)	1,999,115	2,033,081
Series 2004-CB2, Class 3A, 6.000%, 08/25/2034	2,205,387	2,385,610
Wells Fargo Home Equity Asset-Backed Securities Trust,
Series 2004-2, Class A33, 2.792%, 10/25/2034 (1 Month LIBOR USD + 1.000%) (3)	2,256,764	2,248,502
Total Non-U.S. Government Agency Issues (Cost $66,076,445)		67,280,968	1.5%

Commercial Mortgage-Backed Securities
U.S. Government Agency Issues
Freddie Mac Multifamily Structured Pass Through Certificates:
Series K720, Class A2, 2.716%, 06/25/2022	17,125,000	17,377,388
Series K028, Class A2, 3.111%, 02/25/2023	13,850,000	14,273,741
Series K723, Class A2, 2.454%, 08/25/2023	14,500,000	14,683,119
Series K038, Class A2, 3.389%, 03/25/2024	1,650,000	1,733,088
Series K727, Class A2, 2.946%, 07/25/2024	5,400,000	5,564,556
Series K041, Class A2, 3.171%, 10/25/2024	4,895,000	5,124,515
Series K043, Class A2, 3.062%, 12/25/2024	4,250,000	4,435,542
Series K048, Class A2, 3.284%, 06/25/2025 (4)	8,725,000	9,201,652
Series K050, Class A2, 3.334%, 08/25/2025 (4)	12,375,000	13,089,212
Series K734, Class A2, 3.208%, 02/25/2026	9,375,000	9,859,129
Series K068, Class A2, 3.244%, 08/25/2027	9,354,000	9,925,097
Series K071, Class A2, 3.286%, 11/25/2027	7,075,000	7,522,380
Series K073, Class A2, 3.350%, 01/25/2028	9,100,000	9,715,835
Total U.S. Government Agency Issues (Cost $119,025,290)		122,505,254	2.8%
Non-U.S. Government Agency Issues
CD Mortgage Trust,
Series 2017-CD6, Class ASB, 3.332%, 11/15/2050	10,480,000	10,920,952
Citigroup Commercial Mortgage Trust:
Series 2013-GC11, Class A4, 3.093%, 04/10/2046	11,550,000	11,827,089
Series 2015-GC27, Class A5, 3.137%, 02/10/2048	12,540,000	12,959,448
Series 2015-GC35, Class A4, 3.818%, 11/13/2048	8,795,000	9,437,566
COMM Mortgage Trust,
Series 2013-CR11, Class A4, 4.258%, 08/12/2050	13,000,000	13,819,001
JPMBB Commercial Mortgage Securities Trust,
Series 2013-C12, Class A5, 3.664%, 07/17/2045	3,373,000	3,527,423
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2013-C7, Class A4, 2.918%, 02/16/2046	12,980,000	13,216,078
Series 2014-C16, Class A4, 3.600%, 06/17/2047	13,175,000	13,746,203
Series 2016-C29, Class ASB, 3.140%, 05/17/2049	5,000,000	5,143,024
Wells Fargo Commercial Mortgage Trust:
Series 2014-LC18, Class ASB, 3.244%, 12/17/2047	16,399,871	16,787,036
Series 2015-P2, Class ASB, 3.656%, 12/17/2048	11,675,000	12,210,984
Series 2015-P2, Class A4, 3.809%, 12/17/2048	14,934,144	16,024,162
WFRBS Commercial Mortgage Trust:
Series 2012-C6, Class A4, 3.440%, 04/15/2045	8,875,000	9,022,734
Series 2014-C24, Class ASB, 3.324%, 11/18/2047	9,948,851	10,189,854
Series 2013-C12, Class ASB, 2.838%, 03/17/2048	6,301,708	6,354,323
Total Non-U.S. Government Agency Issues (Cost $163,363,195)		165,185,877	3.8%

Asset Backed Securities
Bank of The West Auto Trust,
Series 2019-1, Class A3, 2.430%, 04/15/2024 (2)	8,100,000	8,146,323
Conseco Financial Corp.:
Series 1998-2, Class A5, 6.240%, 12/01/2028	7,792	7,800
Series 1998-7, Class A1, 6.320%, 05/01/2029	901,643	923,365
Series 1998-3, Class A5, 6.220%, 03/01/2030	100,576	103,662
Series 1998-4, Class A5, 6.180%, 04/01/2030	49,288	50,686
Dell Equipment Finance Trust,
Series 2019-1, Class A3, 2.830%, 03/22/2024 (2)	11,375,000	11,510,074
Ford Credit Auto Owner Trust,
Series 2019-1, Class A, 3.520%, 07/15/2030 (2)	10,825,000	11,363,418
MMAF Equipment Finance LLC,
Series 2017-AA, Class A3, 2.040%, 02/16/2022 (2)	3,053,247	3,052,870
Oakwood Mortgage Investors, Inc.,
Series 1999-B, Class A3, 6.450%, 12/15/2023	27,345	27,733
PFS Financing Corp.:
Series 2017-D, Class A, 2.400%, 10/17/2022 (2)	14,555,000	14,574,140
Series 2019-A, Class A2, 2.860%, 04/15/2024 (2)	12,125,000	12,289,657
SoFi Consumer Loan Program LLC,
Series 2017-3, Class A, 2.770%, 05/26/2026 (2)	1,332,861	1,337,522
Toyota Auto Loan Extended Note Trust,
Series 2019-1A, Class A, 2.560%, 11/25/2031 (2)	19,075,000	19,368,301
World Financial Network Credit Card Master Trust,
Series 2017-C, Class A, 2.310%, 08/15/2024	5,850,000	5,861,266
Total Asset Backed Securities (Cost $87,744,753)		88,616,817	2.0%
Total Long-Term Investments (Cost $4,218,612,882)		4,341,269,048	98.8%

SHORT-TERM INVESTMENT	Shares
Money Market Mutual Fund
First American Government Obligations Fund, Class U, 1.53% (5)	85,466,279	85,466,279
Total Short-Term Investment (Cost $85,466,279)		85,466,279	1.9%
Total Investments (Cost $4,304,079,161)		4,426,735,327	100.7%
Liabilities in Excess of Other Assets		(32,499,530)	(0.7)%
TOTAL NET ASSETS		$4,394,235,797	100.0%

Notes to Schedule of Investments
LIBOR - London Inter-bank Offered Rate
SOFR - Secured Overnight Financing Rate
(1)	Foreign security.
(2)
Security as defined in Rule 144(a) under the Securities Act of 1933 and classified as liquid under the Fund’s liquidity risk management program.  Purchased in a private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers.  At December 31, 2019, the value of these securities total $785,269,895, which represents 17.87% of total net assets.

(3)	Variable rate security based on a reference index and spread. The rate reported is the rate in effect as of December 31, 2019.
(4)	Variable rate security. The coupon is based on an underlying pool of loans. The rate reported is the rate in effect as of December 31, 2019.
(5)	Seven-day yield.
(6)	Security that, on the last payment date, missed a partial principal or interest payment.
(7)	Step-up bond; the interest rate shown is the rate in effect as of December 31, 2019.
(8)	Security in default.

Baird Intermediate Bond Fund
Schedule of Investments, December 31, 2019
Summary of Fair Value Exposure at December 31, 2019

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy is organized into three levels based upon the assumptions (referred to as "inputs") used in pricing the asset or liability.  These standards state that "observable inputs" reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and "unobservable inputs" reflect an entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 - Unadjusted quoted prices in active markets for identical unrestricted securities.
Level 2 - Other significant observable inputs (including quoted prices for similar securities, quoted prices in inactive markets, dealer indications, interest rates, yield curves, prepayment speeds, credit risk, default rates, inputs corroborated by observable market data, etc.).
Level 3 - Significant unobservable inputs (including the Fund's own assumptions about the factors that market participants would use in valuing the security) based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2019:

	Level 1	Level 2	Level 3	Total
Long-Term Investments
U.S. Treasury Securities	$–	$2,043,656,032	$–	$2,043,656,032
Other Government Related Securities	–	29,156,323	–	29,156,323
Corporate Bonds	–	1,771,548,262	–	1,771,548,262
Municipal Bonds	–	53,290,096	–	53,290,096
Residential Mortgage-Backed Securities - U.S. Government Agency Issues	–	29,419	–	29,419
Residential Mortgage-Backed Securities - Non-U.S. Government Agency Issues	–	67,280,968	–	67,280,968
Commercial Mortgage-Backed Securities - U.S. Government Agency Issues	–	122,505,254	–	122,505,254
Commercial Mortgage-Backed Securities - Non-U.S. Government Agency Issues	–	165,185,877	–	165,185,877
Asset Backed Securities	–	88,616,817	–	88,616,817
Total Long-Term Investments	–	4,341,269,048	–	4,341,269,048
Short-Term Investment
Money Market Mutual Fund	85,466,279	–	–	85,466,279
Total Short-Term Investment	85,466,279	–	–	85,466,279
Total Investments	$85,466,279	$4,341,269,048	$–	$4,426,735,327

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy. There were no transfers into or out of Level 3 during the reporting period, as compared to the security classifications from the prior year's annual report. See the Fund’s Valuation Policy in Note 2a to the financial statements.

Baird Aggregate Bond Fund
Schedule of Investments, December 31, 2019
	Principal		% of
	Amount	Value	Net Assets
LONG-TERM INVESTMENTS

U.S. Treasury Securities
U.S. Treasury Bonds:
1.750%, 03/31/2022	$339,300,000	$340,572,375
1.875%, 03/31/2022	1,222,125,000	1,229,906,502
1.625%, 08/31/2022	343,150,000	343,431,489
2.500%, 05/15/2024	182,075,000	188,397,839
2.250%, 11/15/2025	364,650,000	374,578,165
2.000%, 11/15/2026	203,125,000	205,481,567
2.250%, 11/15/2027	258,450,000	265,799,672
3.125%, 11/15/2028	364,925,000	401,517,285
3.500%, 02/15/2039	339,980,900	408,096,604
2.875%, 05/15/2043	779,725,000	851,270,858
2.500%, 02/15/2045	776,850,000	794,511,203
2.875%, 05/15/2049	80,300,000	88,747,183
Total U.S. Treasury Securities (Cost $5,313,232,372)		5,492,310,742	24.3%

Other Government Related Securities
CNOOC Finance (2015) Australia Pty Ltd.,
2.625%, 05/05/2020 (1)	14,500,000	14,515,370
Comision Federal de Electricidad,
4.875%, 01/15/2024 (1)(2)	3,423,000	3,679,759
Corp Andina de Fomento,
4.375%, 06/15/2022 (1)	6,107,000	6,405,510
Export-Import Bank of Korea,
2.250%, 01/21/2020 (1)	11,000,000	11,001,320
Industrial Bank of Korea,
2.000%, 04/23/2020 (1)(2)	7,000,000	6,997,477
Korea Development Bank,
2.250%, 05/18/2020 (1)	2,000,000	2,000,637
Korea Gas Corp.,
4.250%, 11/02/2020 (1)(2)	2,321,000	2,360,599
Nexen Energy ULC,
6.400%, 05/15/2037 (1)	7,567,000	10,374,632
Petroleos Mexicanos:
4.500%, 01/23/2026 (1)	2,500,000	2,489,500
6.490%, 01/23/2027 (1)(2)	4,150,000	4,415,600
6.625%, 06/15/2035	893,000	914,878
6.350%, 02/12/2048 (1)	8,500,000	8,202,500
Sinopec Group Overseas Development [2014] Ltd.,
4.375%, 04/10/2024 (1)(2)	1,500,000	1,618,253
Sinopec Group Overseas Development [2015] Ltd.:
2.500%, 04/28/2020 (1)(2)	15,000,000	15,011,100
3.250%, 04/28/2025 (1)(2)	10,000,000	10,319,789
Sinopec Group Overseas Development [2016] Ltd.,
3.500%, 05/03/2026 (1)(2)	13,450,000	13,961,383
Sinopec Group Overseas Development [2017] Ltd.:
2.250%, 09/13/2020 (1)(2)	9,125,000	9,123,540
3.000%, 04/12/2022 (1)(2)	15,000,000	15,206,237
Syngenta Finance NV,
4.441%, 04/24/2023 (1)(2)	10,000,000	10,443,647
Total Other Government Related Securities (Cost $144,876,873)		149,041,731	0.6%

Corporate Bonds
Industrials
Abbott Laboratories,
4.900%, 11/30/2046	4,700,000	6,177,016
AbbVie, Inc.:
2.500%, 05/14/2020	9,500,000	9,514,273
2.950%, 11/21/2026 (2)	9,625,000	9,799,826
4.500%, 05/14/2035	9,000,000	10,150,655
4.300%, 05/14/2036	6,000,000	6,604,956
4.050%, 11/21/2039 (2)	12,700,000	13,348,426
Actavis Funding SCS:
3.850%, 06/15/2024 (1)	12,067,000	12,675,637
3.800%, 03/15/2025 (1)	16,425,000	17,261,156
4.550%, 03/15/2035 (1)	8,000,000	8,745,737
Adventist Health System,
3.630%, 03/01/2049	9,000,000	8,785,592
Alcon Finance Corp.,
3.800%, 09/23/2049 (2)	7,000,000	7,344,712
Allegion PLC,
3.500%, 10/01/2029 (1)	15,000,000	15,269,481
Allegion US Holding Co., Inc.,
3.200%, 10/01/2024	7,000,000	7,199,415
Allergan Finance LLC,
3.250%, 10/01/2022	17,863,000	18,258,644
Amgen, Inc.,
4.400%, 05/01/2045	12,300,000	13,782,750
Analog Devices, Inc.,
3.125%, 12/05/2023	10,000,000	10,337,002
Anglo American Capital PLC,
4.875%, 05/14/2025 (1)(2)	13,831,000	15,198,536
Anheuser-Busch InBev Worldwide, Inc.:
4.750%, 01/23/2029	4,075,000	4,723,616
4.375%, 04/15/2038	7,000,000	7,863,675
5.450%, 01/23/2039	20,000,000	25,168,638
4.900%, 02/01/2046	37,000,000	43,886,534
AP Moller - Maersk A/S:
3.875%, 09/28/2025 (1)(2)	8,900,000	9,228,979
4.500%, 06/20/2029 (1)(2)	8,000,000	8,532,131
Apple, Inc.,
2.400%, 05/03/2023	2,678,000	2,723,696
ArcelorMittal:
6.250%, 02/25/2022 (1)	19,100,000	20,587,824
3.600%, 07/16/2024 (1)	10,000,000	10,254,547
4.550%, 03/11/2026 (1)	13,000,000	13,805,173
4.250%, 07/16/2029 (1)	15,000,000	15,671,927
AT&T, Inc.:
3.950%, 01/15/2025	5,000,000	5,359,508
3.400%, 05/15/2025	23,200,000	24,296,721
3.600%, 07/15/2025	2,200,000	2,328,817
3.875%, 01/15/2026	7,000,000	7,501,911
4.125%, 02/17/2026	7,650,000	8,292,119
2.950%, 07/15/2026	6,250,000	6,371,780
3.800%, 02/15/2027	6,300,000	6,716,007
5.250%, 03/01/2037	10,000,000	11,947,839
4.900%, 08/15/2037	10,000,000	11,514,237
6.375%, 03/01/2041	11,764,000	15,596,491
4.800%, 06/15/2044	1,375,000	1,568,868
4.750%, 05/15/2046	5,000,000	5,658,713
5.150%, 11/15/2046	10,599,000	12,690,644
5.150%, 02/15/2050	27,500,000	33,180,283
Bayer US Finance II LLC:
5.500%, 08/15/2025 (2)	14,400,000	15,973,990
4.250%, 12/15/2025 (2)	14,440,000	15,584,371
Becton Dickinson and Co.:
3.250%, 11/12/2020	7,000,000	7,065,585
3.363%, 06/06/2024	6,300,000	6,561,711
3.734%, 12/15/2024	4,000,000	4,240,704
4.875%, 05/15/2044	10,815,000	12,529,944
Bell Canada, Inc.,
4.464%, 04/01/2048 (1)	1,225,000	1,420,702
Boardwalk Pipelines LP:
4.950%, 12/15/2024	27,631,000	29,894,994
5.950%, 06/01/2026	28,506,000	32,079,053
4.450%, 07/15/2027	7,000,000	7,257,573
4.800%, 05/03/2029	15,000,000	16,079,531
Boral Finance Pty Ltd.,
3.000%, 11/01/2022 (1)(2)	6,000,000	6,024,972
Bristol-Myers Squibb Co.:
3.550%, 08/15/2022 (2)	6,450,000	6,703,513
3.250%, 02/20/2023 (2)	6,175,000	6,395,569
4.000%, 08/15/2023 (2)	2,477,000	2,639,430
4.125%, 06/15/2039 (2)	9,150,000	10,561,350
Broadcom, Inc.:
3.625%, 10/15/2024 (2)	19,075,000	19,835,883
3.125%, 01/15/2025	12,000,000	12,146,248
4.250%, 04/15/2026 (2)	35,000,000	37,176,003
Broadridge Financial Solutions, Inc.,
2.900%, 12/01/2029	11,300,000	11,289,656
Bunge Limited Finance Corp.:
3.500%, 11/24/2020	12,235,000	12,387,624
3.000%, 09/25/2022	15,000,000	15,214,806
3.250%, 08/15/2026	11,550,000	11,508,382
Burlington Northern Santa Fe LLC,
4.150%, 04/01/2045	3,000,000	3,406,202
Cameron LNG LLC,
3.302%, 01/15/2035 (2)	20,000,000	20,199,790
Campbell Soup Co.,
3.950%, 03/15/2025	10,325,000	11,001,174
Canadian Natural Resources Ltd.,
6.500%, 02/15/2037 (1)	982,000	1,283,964
Carlisle Companies, Inc.,
3.500%, 12/01/2024	5,000,000	5,193,975
Celanese US Holdings LLC,
3.500%, 05/08/2024	10,640,000	11,003,149
Celulosa Arauco y Constitucion SA,
3.875%, 11/02/2027 (1)	12,000,000	12,045,120
CF Industries, Inc.:
3.450%, 06/01/2023	21,000,000	21,610,680
5.150%, 03/15/2034	3,000,000	3,352,500
Charter Communications Operating LLC:
4.464%, 07/23/2022	13,773,000	14,477,753
4.908%, 07/23/2025	54,750,000	60,289,463
6.384%, 10/23/2035	5,800,000	7,300,148
Cheniere Corpus Christi Holdings LLC,
5.125%, 06/30/2027	18,219,000	20,135,274
Chevron Phillips Chemical Co. LLC / Chevron Phillips Chemical Co. LP,
2.659%, 05/01/2020 (3 Month LIBOR USD + 0.750%) (2)(3)	25,000,000	25,047,135
Cigna Corp.:
3.300%, 02/25/2021 (2)	2,350,000	2,380,047
4.750%, 11/15/2021 (2)	5,000,000	5,241,888
3.900%, 02/15/2022 (2)	10,000,000	10,357,021
3.050%, 11/30/2022 (2)	10,000,000	10,222,104
3.000%, 07/15/2023 (2)	5,512,000	5,632,393
3.500%, 06/15/2024 (2)	9,000,000	9,400,622
4.125%, 11/15/2025	13,000,000	14,108,166
4.800%, 08/15/2038	5,000,000	5,832,101
CK Hutchison International Ltd.,
2.875%, 04/05/2022 (1)(2)	8,000,000	8,085,760
CNH Industrial Capital LLC,
4.200%, 01/15/2024	2,450,000	2,595,520
Columbia Pipeline Group, Inc.:
3.300%, 06/01/2020	14,575,000	14,624,607
4.500%, 06/01/2025	6,199,000	6,801,857
5.800%, 06/01/2045	10,776,000	13,672,471
Comcast Corp.:
3.200%, 07/15/2036	6,000,000	6,142,871
3.969%, 11/01/2047	8,622,000	9,499,107
4.950%, 10/15/2058	10,000,000	13,032,207
CommonSpirit Health,
3.347%, 10/01/2029	8,200,000	8,250,324
Conagra Brands, Inc.:
4.950%, 08/15/2020	332,000	337,116
9.750%, 03/01/2021	4,548,000	4,881,687
7.125%, 10/01/2026	6,441,000	7,898,577
7.000%, 10/01/2028	4,300,000	5,423,412
5.300%, 11/01/2038	5,000,000	5,938,126
Corning, Inc.,
4.375%, 11/15/2057	9,000,000	9,235,731
Cox Communications, Inc.:
3.850%, 02/01/2025 (2)	4,725,000	5,005,183
3.350%, 09/15/2026 (2)	4,450,000	4,592,933
4.800%, 02/01/2035 (2)	14,000,000	15,508,546
8.375%, 03/01/2039 (2)	19,011,000	28,589,873
CSX Corp.,
4.650%, 03/01/2068	9,000,000	10,339,876
CVS Health Corp.:
3.250%, 08/15/2029	8,000,000	8,130,731
4.780%, 03/25/2038	33,000,000	37,516,680
5.125%, 07/20/2045	10,000,000	11,863,155
5.050%, 03/25/2048	19,300,000	22,871,010
Daimler Finance North America LLC:
3.400%, 02/22/2022 (2)	6,550,000	6,711,421
2.550%, 08/15/2022 (2)	30,000,000	30,225,580
Danone SA,
2.589%, 11/02/2023 (1)(2)	19,600,000	19,910,791
Dell Technologies, Inc.,
4.000%, 07/15/2024 (2)	27,450,000	28,760,032
Deutsche Telekom International Finance BV,
8.750%, 06/15/2030 (1)	5,661,000	8,339,802
Diamond 1 Finance Corp. / Diamond 2 Finance Corp.:
4.420%, 06/15/2021 (2)	50,575,000	52,047,320
5.450%, 06/15/2023 (2)	15,043,000	16,317,735
Dominion Gas Holdings LLC,
2.800%, 11/15/2020	7,275,000	7,326,020
DuPont de Nemours, Inc.:
4.493%, 11/15/2025	10,000,000	11,013,893
5.319%, 11/15/2038	29,000,000	34,616,462
DXC Technology Co.:
4.250%, 04/15/2024	54,525,000	57,922,150
4.750%, 04/15/2027	24,583,000	26,477,978
Elanco Animal Health, Inc.,
4.272%, 08/28/2023	10,000,000	10,563,924
Enable Midstream Partners LP,
3.900%, 05/15/2024	5,000,000	5,122,665
Enbridge Energy Partners LP:
7.500%, 04/15/2038	4,500,000	6,457,309
7.375%, 10/15/2045	20,000,000	29,879,386
Encana Corp.,
3.900%, 11/15/2021 (1)	20,000,000	20,482,913
Energy Transfer Operating LP:
5.800%, 06/15/2038	7,797,000	8,830,649
6.000%, 06/15/2048	10,000,000	11,668,368
Energy Transfer Partners LP:
4.150%, 10/01/2020	10,000,000	10,106,614
4.050%, 03/15/2025	26,585,000	27,950,917
6.050%, 06/01/2041	1,968,000	2,222,066
6.500%, 02/01/2042	5,621,000	6,686,201
5.950%, 10/01/2043	3,550,000	3,965,468
Eni SpA,
4.250%, 05/09/2029 (1)(2)	18,250,000	20,041,840
Enterprise Products Operating LLC:
3.700%, 02/15/2026	8,350,000	8,889,793
5.750%, 03/01/2035	4,930,000	5,945,244
EQT Midstream Partners LP:
4.750%, 07/15/2023	10,405,000	10,438,207
4.000%, 08/01/2024	3,000,000	2,919,608
4.125%, 12/01/2026	10,000,000	9,432,364
ERAC USA Finance LLC,
3.300%, 12/01/2026 (2)	20,225,000	20,823,914
FedEx Corp.,
4.950%, 10/17/2048	15,000,000	16,398,876
Ferguson Finance PLC,
4.500%, 10/24/2028 (1)(2)	11,000,000	12,038,992
Fidelity National Information Services, Inc.:
3.500%, 04/15/2023	12,188,000	12,689,297
3.875%, 06/05/2024	582,000	619,438
4.500%, 08/15/2046	17,040,000	19,575,649
Fiserv, Inc.:
2.700%, 06/01/2020	10,000,000	10,024,781
3.500%, 10/01/2022	5,410,000	5,607,816
3.200%, 07/01/2026	11,650,000	12,065,271
4.200%, 10/01/2028	5,000,000	5,546,233
4.400%, 07/01/2049	3,500,000	3,973,492
FMC Corp.:
4.100%, 02/01/2024	46,920,000	49,469,020
3.200%, 10/01/2026	5,000,000	5,107,585
Fomento Economico Mexicano SAB de CV:
2.875%, 05/10/2023 (1)	5,000,000	5,045,819
4.375%, 05/10/2043 (1)	1,874,000	2,071,909
Ford Motor Credit Co. LLC:
3.200%, 01/15/2021	25,000,000	25,139,854
3.336%, 03/18/2021	7,500,000	7,556,394
3.339%, 03/28/2022	5,000,000	5,050,877
2.979%, 08/03/2022	34,690,000	34,743,840
3.664%, 09/08/2024	5,565,000	5,595,557
Forest Laboratories, Inc.,
5.000%, 12/15/2021 (2)	24,000,000	25,102,322
Fortive Corp.,
2.350%, 06/15/2021	5,125,000	5,146,808
Fortune Brands Home & Security, Inc.,
3.250%, 09/15/2029	15,000,000	15,171,235
Fresenius Medical Care US Finance II, Inc.,
4.750%, 10/15/2024 (2)	14,530,000	15,710,889
Fresenius Medical Care US Finance III, Inc.,
3.750%, 06/15/2029 (2)	14,200,000	14,579,141
General Electric Co.:
5.550%, 05/04/2020	1,585,000	1,602,016
4.650%, 10/17/2021	1,534,000	1,599,364
3.150%, 09/07/2022	11,538,000	11,781,883
3.100%, 01/09/2023	2,850,000	2,911,995
6.150%, 08/07/2037	13,124,000	16,320,739
6.875%, 01/10/2039	5,000,000	6,682,714
General Motors Financial Co., Inc.:
2.650%, 04/13/2020	3,500,000	3,504,346
2.450%, 11/06/2020	9,000,000	9,021,707
4.200%, 03/01/2021	30,000,000	30,648,622
4.375%, 09/25/2021	2,675,000	2,771,774
3.450%, 01/14/2022	5,000,000	5,111,915
3.150%, 06/30/2022	6,000,000	6,115,786
5.100%, 01/17/2024	23,000,000	24,969,535
Genpact Luxembourg Sarl,
3.375%, 12/01/2024 (1)	24,000,000	24,111,311
Gilead Sciences, Inc.,
4.600%, 09/01/2035	4,600,000	5,492,969
Glencore Funding LLC:
4.125%, 05/30/2023 (2)	13,691,000	14,267,449
4.625%, 04/29/2024 (2)	30,620,000	32,463,324
4.000%, 04/16/2025 (2)	4,450,000	4,633,798
4.000%, 03/27/2027 (2)	25,550,000	26,556,674
3.875%, 10/27/2027 (2)	2,000,000	2,065,560
4.875%, 03/12/2029 (2)	11,000,000	11,952,152
Grupo Bimbo SAB de CV:
4.500%, 01/25/2022 (1)(2)	17,505,000	18,197,536
3.875%, 06/27/2024 (1)(2)	18,220,000	19,009,745
4.875%, 06/27/2044 (1)(2)	7,400,000	7,916,715
4.700%, 11/10/2047 (1)(2)	25,000,000	26,157,000
Gulf South Pipeline Co. LP,
4.000%, 06/15/2022	3,633,000	3,743,983
Gulfstream Natural Gas System LLC,
4.600%, 09/15/2025 (2)	5,000,000	5,407,567
Halliburton Co.,
3.800%, 11/15/2025	9,000,000	9,601,116
HCA, Inc.,
5.250%, 04/15/2025	30,686,000	34,334,866
Hewlett Packard Enterprise Co.:
3.600%, 10/15/2020	10,000,000	10,113,590
4.400%, 10/15/2022	15,150,000	16,007,939
Hubbell, Inc.,
3.150%, 08/15/2027	11,700,000	11,692,225
Husky Energy, Inc.,
4.400%, 04/15/2029 (1)	20,000,000	21,518,075
Hutchison Whampoa International Ltd.,
3.625%, 10/31/2024 (1)(2)	7,850,000	8,211,579
Hyundai Capital America:
2.750%, 09/18/2020 (2)	6,000,000	6,020,785
3.000%, 03/18/2021 (2)	15,000,000	15,111,994
3.750%, 07/08/2021 (2)	12,950,000	13,209,227
3.950%, 02/01/2022 (2)	17,222,000	17,709,853
3.100%, 04/05/2022 (2)	21,255,000	21,530,549
3.000%, 06/20/2022 (2)	6,222,000	6,291,119
3.400%, 06/20/2024 (2)	19,025,000	19,414,065
Hyundai Capital Services, Inc.,
2.625%, 09/29/2020 (1)(2)	5,150,000	5,158,931
Ingersoll-Rand Luxembourg Finance SA:
2.625%, 05/01/2020 (1)	2,650,000	2,653,470
4.500%, 03/21/2049 (1)	10,000,000	11,247,910
International Business Machines Corp.,
4.150%, 05/15/2039	11,325,000	12,774,901
JM Smucker Co.,
3.500%, 03/15/2025	5,000,000	5,263,075
Johnson Controls International PLC:
6.000%, 01/15/2036 (1)	892,000	1,095,034
4.500%, 02/15/2047 (1)	4,400,000	4,759,406
4.950%, 07/02/2064 (1)(7)	1,713,000	1,812,510
Kansas City Southern,
4.700%, 05/01/2048	10,075,000	11,819,017
Keysight Technologies, Inc.,
4.600%, 04/06/2027	22,450,000	24,900,325
Kinder Morgan Energy Partners LP:
4.300%, 05/01/2024	10,000,000	10,688,049
6.950%, 01/15/2038	14,008,000	18,558,889
6.500%, 09/01/2039	5,359,000	6,783,931
7.500%, 11/15/2040	6,617,000	9,120,370
Kinder Morgan, Inc.:
5.000%, 02/15/2021 (2)	4,155,000	4,272,874
5.625%, 11/15/2023 (2)	5,017,000	5,546,804
8.050%, 10/15/2030	3,670,000	4,858,203
7.800%, 08/01/2031	14,995,000	20,678,700
7.750%, 01/15/2032	26,569,000	36,625,119
Kraft Heinz Foods Co.:
2.800%, 07/02/2020	563,000	563,900
3.000%, 06/01/2026	10,000,000	10,002,910
5.000%, 07/15/2035	14,740,000	16,376,943
L3Harris Technologies, Inc.,
3.832%, 04/27/2025	5,000,000	5,336,248
Laboratory Corp. of America Holdings,
3.200%, 02/01/2022	2,400,000	2,454,807
Lafarge SA,
7.125%, 07/15/2036 (1)	893,000	1,167,250
Lennar Corp.,
4.125%, 01/15/2022	496,000	507,160
Lennox International, Inc.,
3.000%, 11/15/2023	5,930,000	6,035,285
Lockheed Martin Corp.,
3.100%, 01/15/2023	5,000,000	5,158,215
Magellan Midstream Partners LP:
3.200%, 03/15/2025	5,000,000	5,114,477
3.950%, 03/01/2050	5,100,000	5,245,471
Marathon Petroleum Corp.:
3.400%, 12/15/2020	10,825,000	10,948,231
3.625%, 09/15/2024	1,600,000	1,680,711
4.750%, 09/15/2044	1,500,000	1,649,063
Martin Marietta Materials, Inc.,
6.250%, 05/01/2037	893,000	1,090,760
Masco Corp.,
4.450%, 04/01/2025	5,000,000	5,428,715
Medtronic, Inc.,
3.150%, 03/15/2022	1,562,000	1,606,545
Microchip Technology, Inc.:
3.922%, 06/01/2021	19,981,000	20,434,182
4.333%, 06/01/2023	16,455,000	17,383,868
Microsoft Corp.,
3.950%, 08/08/2056	12,000,000	14,221,940
Molex Electronic Technologies LLC:
2.878%, 04/15/2020 (2)	23,093,000	23,123,884
3.900%, 04/15/2025 (2)	9,365,000	9,667,644
Mosaic Co.:
4.250%, 11/15/2023	36,878,000	39,342,363
5.450%, 11/15/2033	2,000,000	2,270,374
4.875%, 11/15/2041	5,000,000	5,240,912
MPLX LP:
4.500%, 07/15/2023	18,255,000	19,401,742
4.875%, 12/01/2024	12,165,000	13,225,706
5.250%, 01/15/2025 (2)	9,276,000	9,742,985
4.875%, 06/01/2025	12,500,000	13,655,512
4.125%, 03/01/2027	11,700,000	12,290,136
4.500%, 04/15/2038	5,725,000	5,825,610
Mylan NV:
3.150%, 06/15/2021 (1)	5,000,000	5,065,716
3.950%, 06/15/2026 (1)	29,400,000	30,650,193
Mylan, Inc.,
4.550%, 04/15/2028	10,000,000	10,765,679
Newell Brands, Inc.,
3.850%, 04/01/2023	15,000,000	15,588,161
Nutrien Ltd.:
3.375%, 03/15/2025 (1)	5,125,000	5,310,933
4.200%, 04/01/2029 (1)	7,000,000	7,713,225
nVent Finance Sarl,
4.550%, 04/15/2028 (1)	26,190,000	27,187,033
Occidental Petroleum Corp.:
3.200%, 08/15/2026	11,000,000	11,132,120
7.500%, 05/01/2031	7,170,000	9,329,476
7.875%, 09/15/2031	6,320,000	8,480,367
ONEOK, Inc.:
7.500%, 09/01/2023	5,000,000	5,836,775
2.750%, 09/01/2024	1,200,000	1,211,400
Orange SA,
9.000%, 03/01/2031 (1)	29,044,000	44,990,085
Pactiv LLC,
7.950%, 12/15/2025	286,000	326,755
Penske Truck Leasing Co.,
2.700%, 11/01/2024 (2)	5,275,000	5,312,755
PerkinElmer, Inc.,
3.300%, 09/15/2029	24,200,000	24,720,626
Pernod Ricard SA:
4.450%, 01/15/2022 (1)(2)	331,000	346,282
4.250%, 07/15/2022 (1)(2)	20,527,000	21,601,189
Perrigo Finance Unlimited Co.,
4.375%, 03/15/2026 (1)	4,875,000	5,032,993
Pfizer, Inc.,
5.800%, 08/12/2023	3,938,000	4,450,811
Phillips 66:
5.875%, 05/01/2042	6,000,000	8,107,134
4.875%, 11/15/2044	21,130,000	25,492,219
Phillips 66 Partners LP:
3.605%, 02/15/2025	3,000,000	3,144,970
3.550%, 10/01/2026	7,000,000	7,338,426
3.150%, 12/15/2029	12,000,000	11,958,031
Plains All American Pipeline LP / PAA Finance Corp.,
3.550%, 12/15/2029	10,000,000	9,864,938
POSCO,
4.250%, 10/28/2020 (1)(2)	975,000	990,126
Regency Energy Partners LP / Regency Energy Finance Corp.,
5.875%, 03/01/2022	8,955,000	9,505,049
Rio Tinto Alcan, Inc.,
5.750%, 06/01/2035 (1)	446,000	575,691
Rockies Express Pipeline LLC,
5.625%, 04/15/2020 (2)	1,785,000	1,803,917
Rockwell Collins, Inc.,
4.350%, 04/15/2047	9,175,000	10,805,753
Sabine Pass Liquefaction LLC:
5.625%, 03/01/2025	17,500,000	19,710,399
5.875%, 06/30/2026	60,000,000	68,971,442
Samarco Mineracao SA,
5.750%, 10/24/2023 (1)(2)(9)	4,463,000	3,012,525
Seagate HDD Cayman,
4.750%, 06/01/2023 (1)	7,500,000	7,974,863
Shell International Finance BV:
3.250%, 05/11/2025 (1)	5,725,000	6,068,355
4.125%, 05/11/2035 (1)	10,000,000	11,701,050
Sherwin-Williams Co.,
4.500%, 06/01/2047	4,000,000	4,546,729
Shire Acquisitions Investments Ireland DAC,
2.875%, 09/23/2023 (1)	26,223,000	26,721,682
SK Telecom Co. Ltd.,
6.625%, 07/20/2027 (1)(2)	1,339,000	1,664,939
Smithfield Foods, Inc.:
2.650%, 10/03/2021 (2)	6,000,000	5,965,337
3.350%, 02/01/2022 (2)	30,802,000	30,893,049
Sociedad Quimica y Minera de Chile SA,
3.625%, 04/03/2023 (1)(2)	10,000,000	10,185,000
Solvay Finance America LLC,
4.450%, 12/03/2025 (2)	61,307,000	66,342,816
Spectra Energy Partners LP,
4.500%, 03/15/2045	7,000,000	7,723,884
Sunoco Logistics Partners Operations LP:
3.900%, 07/15/2026	12,000,000	12,466,713
5.400%, 10/01/2047	7,425,000	8,073,043
Suntory Holdings Ltd.,
2.550%, 06/28/2022 (1)(2)	16,500,000	16,589,927
Sysco Corp.,
3.300%, 07/15/2026	11,550,000	12,180,168
TC PipeLines LP:
4.375%, 03/13/2025	31,115,000	33,136,688
3.900%, 05/25/2027	10,327,000	10,798,290
Telecom Italia Capital SA,
7.200%, 07/18/2036 (1)	5,475,000	6,486,780
Telefonica Emisiones SA:
5.462%, 02/16/2021 (1)	8,830,000	9,164,641
4.665%, 03/06/2038 (1)	4,000,000	4,475,178
5.213%, 03/08/2047 (1)	7,225,000	8,575,395
5.520%, 03/01/2049 (1)	10,375,000	13,016,189
Telefonica Emisiones SAU,
4.895%, 03/06/2048 (1)	12,550,000	14,370,217
Teva Pharmaceutical Finance Netherlands III BV:
2.800%, 07/21/2023 (1)	25,000,000	23,187,500
3.150%, 10/01/2026 (1)	15,000,000	12,487,500
Thermo Fisher Scientific, Inc.,
3.000%, 04/15/2023	7,975,000	8,200,484
Time Warner Cable LLC:
6.550%, 05/01/2037	893,000	1,095,483
6.750%, 06/15/2039	2,767,000	3,496,103
Timken Co.:
3.875%, 09/01/2024	6,255,000	6,513,879
4.500%, 12/15/2028	6,550,000	7,059,838
Transcontinental Gas Pipe Line Co. LLC:
7.250%, 12/01/2026	3,500,000	4,381,498
4.600%, 03/15/2048	5,150,000	5,647,609
TTX Co.:
3.600%, 01/15/2025 (2)	5,000,000	5,273,264
3.900%, 02/01/2045 (2)	10,250,000	10,987,613
4.600%, 02/01/2049 (2)	8,325,000	10,153,808
Tyson Foods, Inc.,
5.100%, 09/23/2048	10,000,000	12,591,586
Valaris PLC,
5.200%, 03/15/2025 (1)	4,000,000	2,220,000
Vale Overseas Ltd.:
6.250%, 08/10/2026 (1)	7,000,000	8,216,600
8.250%, 01/17/2034 (1)	8,526,000	11,968,372
6.875%, 11/21/2036 (1)	3,483,000	4,527,900
6.875%, 11/10/2039 (1)	16,643,000	21,677,508
Valero Energy Corp.:
4.000%, 04/01/2029	15,475,000	16,695,452
6.625%, 06/15/2037	2,100,000	2,778,663
Valero Energy Partners LP,
4.375%, 12/15/2026	10,000,000	10,896,976
Verisk Analytics, Inc.,
5.800%, 05/01/2021	8,325,000	8,703,406
Verizon Communications, Inc.:
4.329%, 09/21/2028	3,077,000	3,492,300
4.500%, 08/10/2033	16,325,000	19,056,338
4.272%, 01/15/2036	8,148,000	9,228,042
5.250%, 03/16/2037	28,793,000	36,161,970
4.812%, 03/15/2039	36,839,000	44,470,744
Vodafone Group PLC:
7.875%, 02/15/2030 (1)	3,100,000	4,327,048
5.000%, 05/30/2038 (1)	6,800,000	7,874,860
4.375%, 02/19/2043 (1)	15,554,000	16,704,741
Volkswagen Group of America Finance LLC:
4.000%, 11/12/2021 (2)	8,845,000	9,148,239
4.250%, 11/13/2023 (2)	17,350,000	18,489,951
2.850%, 09/26/2024 (2)	14,000,000	14,222,162
Vulcan Materials Co.,
4.700%, 03/01/2048	3,446,000	3,879,401
Wabtec Corp.:
4.375%, 08/15/2023	2,678,000	2,815,910
4.400%, 03/15/2024	7,825,000	8,308,701
3.450%, 11/15/2026	19,315,000	19,533,288
Walgreens Boots Alliance, Inc.:
3.300%, 11/18/2021	6,383,000	6,504,053
3.800%, 11/18/2024	5,934,000	6,185,607
4.500%, 11/18/2034	4,750,000	4,955,603
4.800%, 11/18/2044	8,520,000	8,634,036
Walt Disney Co.,
7.300%, 04/30/2028	6,350,000	8,500,729
Waste Management, Inc.,
3.450%, 06/15/2029	5,000,000	5,354,780
Western Gas Partners LP:
4.000%, 07/01/2022	10,463,000	10,725,237
3.950%, 06/01/2025	8,000,000	8,079,544
WestRock MWV LLC:
9.750%, 06/15/2020	143,000	147,540
8.200%, 01/15/2030	7,963,000	10,985,941
Williams Companies, Inc.:
3.600%, 03/15/2022	10,176,000	10,463,503
3.700%, 01/15/2023	1,690,000	1,750,433
4.300%, 03/04/2024	7,310,000	7,801,883
4.550%, 06/24/2024	7,000,000	7,557,635
3.900%, 01/15/2025	3,160,000	3,327,888
8.750%, 03/15/2032	4,000,000	5,753,700
6.300%, 04/15/2040	2,767,000	3,433,034
4.850%, 03/01/2048	7,000,000	7,663,470
Woodside Finance Ltd.:
3.650%, 03/05/2025 (1)(2)	12,300,000	12,744,952
4.500%, 03/04/2029 (1)(2)	10,000,000	10,946,750
WRKCo, Inc.,
3.000%, 09/15/2024	14,895,000	15,200,671
Yara International ASA,
3.800%, 06/06/2026 (1)(2)	13,965,000	14,280,781
Zimmer Biomet Holdings, Inc.,
5.750%, 11/30/2039	9,850,000	11,740,290
Zimmer Holdings, Inc.,
3.150%, 04/01/2022	9,500,000	9,699,618
Zoetis, Inc.:
3.450%, 11/13/2020	5,145,000	5,200,514
3.250%, 02/01/2023	34,200,000	35,209,041
4.700%, 02/01/2043	3,568,000	4,254,922
Total Industrials (Cost $4,349,988,027)		4,612,609,091	20.4%

Utilities
Ameren Corp.,
2.700%, 11/15/2020	10,000,000	10,053,553
Ausgrid Finance Pty Ltd.,
3.850%, 05/01/2023 (1)(2)	5,000,000	5,207,706
Berkshire Hathaway Energy Co.,
2.400%, 02/01/2020	5,000,000	5,001,606
Dominion Energy, Inc.,
2.450%, 01/15/2023 (2)	15,000,000	15,052,424
Duke Energy Corp.,
2.650%, 09/01/2026	10,000,000	10,048,693
Edison International,
2.950%, 03/15/2023	5,000,000	5,005,031
EDP Finance BV,
3.625%, 07/15/2024 (1)(2)	19,175,000	19,923,774
Enel Finance International NV:
2.875%, 05/25/2022 (1)(2)	7,000,000	7,090,424
3.625%, 05/25/2027 (1)(2)	22,790,000	23,613,876
3.500%, 04/06/2028 (1)(2)	8,000,000	8,189,825
6.800%, 09/15/2037 (1)(2)	4,565,000	6,077,686
4.750%, 05/25/2047 (1)(2)	34,392,000	38,735,161
Entergy Corp.,
2.950%, 09/01/2026	13,075,000	13,286,264
Evergy, Inc.,
2.450%, 09/15/2024	6,675,000	6,714,633
Exelon Corp.,
4.950%, 06/15/2035	3,500,000	4,052,209
Mega Advance Investments Ltd.,
5.000%, 05/12/2021 (1)(2)	4,909,000	5,061,032
National Rural Utilities Cooperative Finance Corp.,
8.000%, 03/01/2032	4,659,000	7,007,687
NiSource, Inc.,
3.950%, 03/30/2048	11,750,000	12,391,613
PSEG Power LLC,
5.125%, 04/15/2020	3,575,000	3,606,833
RGS I&M Funding Corp.,
9.820%, 12/07/2022	683,036	733,571
Southern Co.,
4.250%, 07/01/2036	5,525,000	5,956,601
Talent Yield Investments Ltd.,
4.500%, 04/25/2022 (1)(2)	1,785,000	1,854,344
Total Utilities (Cost $205,463,352)		214,664,546	0.9%

Financials
ABN AMRO Bank NV:
2.450%, 06/04/2020 (1)(2)	9,000,000	9,013,824
7.750%, 05/15/2023 (1)(2)	7,200,000	8,267,982
4.750%, 07/28/2025 (1)(2)	57,816,000	62,951,251
4.800%, 04/18/2026 (1)(2)	17,165,000	18,721,753
AerCap Holdings N.V.:
4.875%, 01/16/2024 (1)	20,000,000	21,682,438
2.875%, 08/14/2024 (1)	20,000,000	20,179,968
AIA Group Ltd.,
3.200%, 03/11/2025 (1)(2)	6,000,000	6,156,660
Air Lease Corp.,
4.250%, 02/01/2024	8,550,000	9,173,606
American International Group, Inc.:
6.400%, 12/15/2020	10,830,000	11,277,414
4.875%, 06/01/2022	17,698,000	18,894,797
4.125%, 02/15/2024	893,000	959,000
3.750%, 07/10/2025	12,135,000	12,988,654
3.875%, 01/15/2035	4,875,000	5,176,423
6.820%, 11/15/2037	1,410,000	1,939,108
AmSouth Bancorporation,
6.750%, 11/01/2025	223,000	263,626
Anthem, Inc.:
2.375%, 01/15/2025	6,000,000	5,992,949
5.100%, 01/15/2044	1,584,000	1,895,711
4.375%, 12/01/2047	8,650,000	9,550,651
ANZ New Zealand (Int'l) Ltd.:
2.850%, 08/06/2020 (1)(2)	15,350,000	15,425,218
2.750%, 02/03/2021 (1)(2)	3,000,000	3,024,056
3.400%, 03/19/2024 (1)(2)	2,000,000	2,085,300
Aon PLC:
4.000%, 11/27/2023 (1)	6,150,000	6,513,062
3.875%, 12/15/2025 (1)	9,126,000	9,822,914
4.450%, 05/24/2043 (1)	1,274,000	1,396,720
ASB Bank Ltd.,
3.750%, 06/14/2023 (1)(2)	10,000,000	10,469,715
Australia & New Zealand Banking Group Ltd.,
4.500%, 03/19/2024 (1)(2)	44,423,000	47,299,327
Banco Santander SA:
3.500%, 04/11/2022 (1)	13,000,000	13,355,258
5.179%, 11/19/2025 (1)	14,000,000	15,686,773
4.379%, 04/12/2028 (1)	13,400,000	14,670,897
Bank of America Corp.:
2.369%, 07/21/2021 (3 Month LIBOR USD + 0.660%) (3)	29,000,000	29,059,582
3.300%, 01/11/2023	7,000,000	7,237,174
4.125%, 01/22/2024	15,000,000	16,124,054
3.458%, 03/15/2025 (3 Month LIBOR USD + 0.970%) (3)	16,000,000	16,708,579
3.093%, 10/01/2025 (3 Month LIBOR USD + 1.090%) (3)	15,000,000	15,481,409
2.456%, 10/22/2025 (3 Month LIBOR USD + 0.870%) (3)	17,775,000	17,893,919
3.559%, 04/23/2027 (3 Month LIBOR USD + 1.060%) (3)	9,000,000	9,513,481
3.248%, 10/21/2027	6,000,000	6,254,747
7.750%, 05/14/2038	1,138,000	1,793,948
Bank of Nova Scotia:
2.450%, 09/19/2022 (1)	10,000,000	10,150,906
4.500%, 12/16/2025 (1)	8,500,000	9,338,189
Bank of Tokyo-Mitsubishi UFJ Ltd.:
4.100%, 09/09/2023 (1)(2)	2,911,000	3,105,570
3.750%, 03/10/2024 (1)(2)	2,800,000	2,959,403
Banque Federative du Credit Mutuel SA:
2.700%, 07/20/2022 (1)(2)	5,000,000	5,078,778
3.750%, 07/20/2023 (1)(2)	34,100,000	35,764,113
Barclays Bank PLC,
10.180%, 06/12/2021 (1)(2)	12,770,000	14,195,432
Barclays PLC:
3.250%, 01/12/2021 (1)	12,175,000	12,277,757
3.684%, 01/10/2023 (1)	25,475,000	26,124,435
4.610%, 02/15/2023 (3 Month LIBOR USD + 1.400%) (1)(3)	10,000,000	10,445,025
4.338%, 05/16/2024 (3 Month LIBOR USD + 1.356%) (1)(3)	13,000,000	13,707,200
3.650%, 03/16/2025 (1)	8,100,000	8,431,085
3.932%, 05/07/2025 (3 Month LIBOR USD + 1.610%) (1)(3)	16,700,000	17,555,869
BB&T Corp.,
2.625%, 06/29/2020	5,000,000	5,013,457
BBVA USA:
2.875%, 06/29/2022	8,000,000	8,114,352
3.875%, 04/10/2025	36,235,000	38,067,728
Berkshire Hathaway, Inc.,
2.750%, 03/15/2023	14,675,000	15,048,094
BNP Paribas SA:
3.500%, 03/01/2023 (1)(2)	8,570,000	8,868,883
3.375%, 01/09/2025 (1)(2)	8,350,000	8,672,611
BNZ International Funding Ltd.:
2.400%, 02/21/2020 (1)(2)	7,000,000	7,002,333
2.750%, 03/02/2021 (1)(2)	14,000,000	14,126,053
2.650%, 11/03/2022 (1)(2)	20,350,000	20,599,383
3.375%, 03/01/2023 (1)(2)	20,000,000	20,683,630
BPCE SA:
5.700%, 10/22/2023 (1)(2)	22,955,000	25,351,732
4.000%, 04/15/2024 (1)	2,500,000	2,674,893
5.150%, 07/21/2024 (1)(2)	31,285,000	34,333,690
4.500%, 03/15/2025 (1)(2)	28,254,000	30,446,993
Brown & Brown, Inc.,
4.500%, 03/15/2029	23,825,000	26,224,114
Canadian Imperial Bank of Commerce,
3.100%, 04/02/2024 (1)	37,700,000	38,997,985
Capital One Financial Corp.:
3.200%, 01/30/2023	6,550,000	6,734,636
3.900%, 01/29/2024	4,550,000	4,826,126
Capital One NA,
3.375%, 02/15/2023	45,962,000	47,487,846
Citigroup, Inc.:
2.350%, 08/02/2021	9,000,000	9,055,544
2.750%, 04/25/2022	8,675,000	8,813,997
3.142%, 01/24/2023 (3 Month LIBOR USD + 0.722%) (3)	12,200,000	12,439,050
2.876%, 07/24/2023 (3 Month LIBOR USD + 0.950%) (3)	20,350,000	20,694,327
3.337%, 09/01/2023 (3 Month LIBOR USD + 1.430%) (3)	7,000,000	7,148,572
4.044%, 06/01/2024 (3 Month LIBOR USD + 1.023%) (3)	22,600,000	23,909,116
3.750%, 06/16/2024	1,000,000	1,062,205
3.352%, 04/24/2025 (3 Month LIBOR USD + 0.897%) (3)	5,650,000	5,880,548
3.700%, 01/12/2026	4,500,000	4,799,842
3.887%, 01/10/2028 (3 Month LIBOR USD + 1.563%) (3)	7,600,000	8,190,612
Citizens Financial Group, Inc.,
2.850%, 07/27/2026	10,000,000	10,190,948
CNA Financial Corp.:
5.750%, 08/15/2021	7,199,000	7,609,847
7.250%, 11/15/2023	4,000,000	4,677,471
4.500%, 03/01/2026	14,000,000	15,442,309
3.450%, 08/15/2027	9,550,000	9,954,862
3.900%, 05/01/2029	8,000,000	8,614,662
Comerica Bank,
4.000%, 07/27/2025	10,000,000	10,736,223
Commonwealth Bank of Australia:
4.500%, 12/09/2025 (1)(2)	15,000,000	16,222,213
3.743%, 09/12/2039 (1)(2)	23,500,000	23,574,080
Cooperatieve Rabobank UA:
4.625%, 12/01/2023 (1)	14,630,000	15,857,766
4.375%, 08/04/2025 (1)	20,397,000	22,135,476
3.750%, 07/21/2026 (1)	12,000,000	12,503,820
Credit Agricole SA:
3.375%, 01/10/2022 (1)(2)	10,180,000	10,417,374
3.750%, 04/24/2023 (1)(2)	5,000,000	5,230,516
4.375%, 03/17/2025 (1)(2)	4,204,000	4,507,004
4.000%, 01/10/2033 (5 Year Swap Rate USD + 1.644%) (1)(2)(3)	8,000,000	8,443,945
Credit Suisse AG:
5.400%, 01/14/2020 (1)	5,000,000	5,004,690
3.625%, 09/09/2024 (1)	4,325,000	4,601,394
Credit Suisse Group AG:
3.574%, 01/09/2023 (1)(2)	17,000,000	17,468,358
4.207%, 06/12/2024 (3 Month LIBOR USD + 1.240%) (1)(2)(3)	8,325,000	8,806,618
2.593%, 09/11/2025 (SOFR + 1.560%) (1)(3)	11,300,000	11,332,332
4.282%, 01/09/2028 (1)(2)	8,900,000	9,684,138
3.869%, 01/12/2029 (3 Month LIBOR USD + 1.410%) (1)(2)(3)	11,000,000	11,721,316
Credit Suisse Group Funding Guernsey Ltd.:
3.800%, 06/09/2023 (1)	14,550,000	15,234,172
4.550%, 04/17/2026 (1)	2,000,000	2,220,466
Credit Suisse USA, Inc.,
7.125%, 07/15/2032	5,063,000	7,433,857
Daiwa Securities Group, Inc.,
3.129%, 04/19/2022 (1)(2)	12,000,000	12,233,592
Deutsche Bank AG:
2.700%, 07/13/2020 (1)	5,300,000	5,303,735
2.950%, 08/20/2020 (1)	575,000	576,344
3.125%, 01/13/2021 (1)	1,625,000	1,631,183
3.150%, 01/22/2021 (1)	3,000,000	3,013,644
4.250%, 10/14/2021 (1)	36,125,000	37,155,350
5.000%, 02/14/2022 (1)	10,000,000	10,445,557
3.300%, 11/16/2022 (1)	22,175,000	22,404,826
3.700%, 05/30/2024 (1)	10,000,000	10,149,719
Discover Bank:
3.350%, 02/06/2023	8,600,000	8,869,348
4.200%, 08/08/2023	20,000,000	21,262,293
3.450%, 07/27/2026	12,000,000	12,464,023
Discover Financial Services:
3.950%, 11/06/2024	10,000,000	10,621,583
4.100%, 02/09/2027	9,150,000	9,860,076
First Horizon National Corp.,
3.500%, 12/15/2020	29,078,000	29,397,715
FirstMerit Bank NA,
4.270%, 11/25/2026	4,600,000	4,933,936
Five Corners Funding Trust,
4.419%, 11/15/2023 (2)	11,330,000	12,300,566
FMR LLC,
4.950%, 02/01/2033 (2)	1,750,000	2,145,944
GE Capital International Funding Co. Unlimited Co.,
2.342%, 11/15/2020 (1)	12,638,000	12,648,202
Globe Life, Inc.:
3.800%, 09/15/2022	12,475,000	12,788,103
4.550%, 09/15/2028	5,000,000	5,558,441
Goldman Sachs Group, Inc.:
2.350%, 11/15/2021	6,175,000	6,199,537
3.000%, 04/26/2022	20,000,000	20,252,603
2.908%, 06/05/2023 (3 Month LIBOR USD + 1.053%) (3)	12,000,000	12,197,847
2.905%, 07/24/2023 (3 Month LIBOR USD + 0.990%) (3)	8,000,000	8,144,415
3.514%, 11/29/2023 (3 Month LIBOR USD + 1.600%) (3)	5,000,000	5,179,000
3.850%, 07/08/2024	3,000,000	3,173,091
3.500%, 01/23/2025	3,000,000	3,149,437
3.750%, 05/22/2025	5,000,000	5,307,766
3.272%, 09/29/2025 (3 Month LIBOR USD + 1.201%) (3)	15,000,000	15,529,560
3.686%, 10/28/2027 (3 Month LIBOR USD + 1.750%) (3)	10,000,000	10,431,508
3.691%, 06/05/2028 (3 Month LIBOR USD + 1.510%) (3)	6,775,000	7,208,498
4.223%, 05/01/2029 (3 Month LIBOR USD + 1.301%) (3)	10,000,000	11,025,792
6.345%, 02/15/2034	1,053,000	1,368,076
Guardian Life Global Funding,
3.400%, 04/25/2023 (2)	6,950,000	7,227,604
Guardian Life Insurance Co. of America:
4.875%, 06/19/2064 (2)	2,000,000	2,444,119
4.850%, 01/24/2077 (2)	22,227,000	27,087,784
Harborwalk Funding Trust,
5.077%, 02/15/2069 (3 Month LIBOR USD + 3.191%) (2)(3)	23,170,000	27,352,367
Hartford Financial Services Group, Inc.,
3.600%, 08/19/2049	7,000,000	7,184,272
Highmark, Inc.,
4.750%, 05/15/2021 (2)	4,378,000	4,504,186
HSBC Bank PLC,
7.650%, 05/01/2025 (1)	2,525,000	3,055,761
HSBC Bank USA NA,
7.000%, 01/15/2039	4,200,000	6,133,285
HSBC Holdings PLC:
2.650%, 01/05/2022 (1)	4,000,000	4,044,131
3.262%, 03/13/2023 (3 Month LIBOR USD + 1.055%) (1)(3)	17,600,000	18,002,349
3.600%, 05/25/2023 (1)	2,275,000	2,373,473
3.950%, 05/18/2024 (3 Month LIBOR USD + 0.987%) (1)(3)	6,000,000	6,312,955
3.803%, 03/11/2025 (3 Month LIBOR USD + 1.211%) (1)(3)	26,550,000	27,872,347
4.292%, 09/12/2026 (3 Month LIBOR USD + 1.348%) (1)(3)	7,450,000	8,056,621
4.375%, 11/23/2026 (1)	10,000,000	10,815,397
3.973%, 05/22/2030 (3 Month LIBOR USD + 1.610%) (1)(3)	2,000,000	2,156,730
HSBC USA, Inc.:
2.350%, 03/05/2020	3,000,000	3,001,532
5.000%, 09/27/2020	3,716,000	3,793,912
9.125%, 05/15/2021	625,000	680,362
Huntington Bancshares, Inc.:
3.150%, 03/14/2021	7,600,000	7,694,311
2.300%, 01/14/2022	26,450,000	26,596,530
ING Bank NV,
5.800%, 09/25/2023 (1)(2)	67,525,000	74,948,480
Invesco Finance PLC:
3.125%, 11/30/2022 (1)	5,902,000	6,068,221
3.750%, 01/15/2026 (1)	4,900,000	5,224,156
Jackson National Life Global Funding,
3.250%, 01/30/2024 (2)	23,475,000	24,357,193
Jefferies Group LLC:
6.875%, 04/15/2021	3,570,000	3,777,261
4.850%, 01/15/2027	4,600,000	5,080,821
4.150%, 01/23/2030	10,000,000	10,604,799
6.250%, 01/15/2036	1,390,000	1,660,677
John Hancock Life Insurance Co.,
7.375%, 02/15/2024 (2)	13,339,000	15,595,947
JPMorgan Chase & Co.:
4.250%, 10/15/2020	886,000	901,747
2.295%, 08/15/2021	18,000,000	18,044,349
3.166%, 10/24/2023 (3 Month LIBOR USD + 1.230%) (3)	15,000,000	15,255,105
3.559%, 04/23/2024 (3 Month LIBOR USD + 0.730%) (3)	15,000,000	15,631,338
3.125%, 01/23/2025	14,000,000	14,610,917
2.301%, 10/15/2025 (SOFR + 1.160%) (3)	10,000,000	9,988,724
5.600%, 07/15/2041	4,106,000	5,623,325
KeyBank NA:
2.250%, 03/16/2020	5,000,000	5,002,942
3.400%, 05/20/2026	18,965,000	19,756,189
LeasePlan Corp. NV,
2.875%, 10/24/2024 (1)(2)	41,025,000	41,011,078
Liberty Mutual Group, Inc.:
4.250%, 06/15/2023 (2)	591,000	628,055
4.569%, 02/01/2029 (2)	2,087,000	2,332,335
3.951%, 10/15/2050 (2)	2,231,000	2,320,590
Liberty Mutual Insurance Co.,
7.697%, 10/15/2097 (2)	465,000	662,289
Life Storage LP,
3.500%, 07/01/2026	6,819,000	7,008,271
Lincoln National Corp.,
3.050%, 01/15/2030	24,650,000	24,737,668
Lloyds Bank PLC:
5.800%, 01/13/2020 (1)(2)	1,428,000	1,429,472
2.907%, 11/07/2023 (3 Month LIBOR USD + 0.810%) (1)(3)	18,669,000	18,950,411
3.574%, 11/07/2028 (3 Month LIBOR USD + 1.205%) (1)(3)	10,000,000	10,448,852
Macquarie Bank Ltd.:
2.400%, 01/21/2020 (1)(2)	17,000,000	17,001,952
4.875%, 06/10/2025 (1)(2)	17,600,000	19,057,019
Macquarie Group Ltd.:
3.189%, 11/28/2023 (3 Month LIBOR USD + 1.023%) (1)(2)(3)	29,067,000	29,706,471
4.150%, 03/27/2024 (3 Month LIBOR USD + 1.330%) (1)(2)(3)	24,000,000	25,223,471
Manulife Financial Corp.:
4.150%, 03/04/2026 (1)	10,000,000	11,008,383
5.375%, 03/04/2046 (1)	5,150,000	6,852,629
Marsh & McLennan Companies, Inc.:
5.875%, 08/01/2033	4,700,000	6,128,727
4.350%, 01/30/2047	3,450,000	3,974,609
Massachusetts Mutual Life Insurance Co.:
3.729%, 10/15/2070 (2)	16,676,000	16,126,680
4.900%, 04/01/2077 (2)	11,175,000	13,491,701
MBIA Insurance Corp.,
13.261%, 01/15/2033 (3 Month LIBOR USD + 11.260%) (2)(3)(9)	714,000	488,594
MetLife, Inc.:
6.500%, 12/15/2032	466,000	656,843
4.875%, 11/13/2043	3,375,000	4,185,232
4.050%, 03/01/2045	12,375,000	14,367,031
Metropolitan Life Insurance Co.,
7.800%, 11/01/2025 (2)	3,725,000	4,709,500
Mitsubishi UFJ Financial Group, Inc.:
2.950%, 03/01/2021 (1)	8,738,000	8,833,814
2.190%, 09/13/2021 (1)	12,400,000	12,436,774
2.665%, 07/25/2022 (1)	9,000,000	9,133,344
3.455%, 03/02/2023 (1)	10,650,000	11,022,464
2.801%, 07/18/2024 (1)	10,000,000	10,203,053
Mizuho Financial Group, Inc.:
2.632%, 04/12/2021 (1)(2)	13,000,000	13,109,004
2.953%, 02/28/2022 (1)	12,575,000	12,805,432
2.601%, 09/11/2022 (1)	13,000,000	13,172,579
3.922%, 09/11/2024 (3 Month LIBOR USD + 1.000%) (1)(3)	5,000,000	5,253,453
2.555%, 09/13/2025 (3 Month LIBOR USD + 1.100%) (1)(3)	20,000,000	20,005,775
Morgan Stanley:
2.650%, 01/27/2020	4,200,000	4,201,378
2.800%, 06/16/2020	5,000,000	5,020,782
2.500%, 04/21/2021	8,000,000	8,060,661
2.750%, 05/19/2022	20,000,000	20,369,344
3.336%, 10/24/2023 (3 Month LIBOR USD + 1.400%) (3)	8,000,000	8,172,688
3.737%, 04/24/2024 (3 Month LIBOR USD + 0.847%) (3)	6,455,000	6,744,810
3.875%, 04/29/2024	1,650,000	1,754,079
3.700%, 10/23/2024	4,000,000	4,249,216
3.591%, 07/22/2028 (3 Month LIBOR USD + 1.340%) (3)	12,000,000	12,759,760
3.772%, 01/24/2029 (3 Month LIBOR USD + 1.140%) (3)	1,000,000	1,076,453
National Australia Bank Ltd.,
3.933%, 08/02/2034 (5 Year CMT Rate + 1.880%) (1)(2)(3)	10,000,000	10,393,936
Nationwide Building Society:
3.766%, 03/08/2024 (3 Month LIBOR USD + 1.064%) (1)(2)(3)	20,000,000	20,706,724
4.000%, 09/14/2026 (1)(2)	35,507,000	37,381,435
4.302%, 03/08/2029 (3 Month LIBOR USD + 1.452%) (1)(2)(3)	20,000,000	21,815,724
3.960%, 07/18/2030 (3 Month LIBOR USD + 1.855%) (1)(2)(3)	10,125,000	10,877,776
4.125%, 10/18/2032 (5 Year Mid Swap Rate USD + 1.849%) (1)(2)(3)	7,000,000	7,291,025
Nationwide Financial Services, Inc.:
5.375%, 03/25/2021 (2)	16,905,000	17,559,658
3.900%, 11/30/2049 (2)	10,000,000	10,421,957
Nationwide Mutual Insurance Co.,
9.375%, 08/15/2039 (2)	9,000,000	15,300,389
New York Life Insurance Co.:
6.750%, 11/15/2039 (2)	12,026,000	17,636,526
4.450%, 05/15/2069 (2)	10,000,000	11,463,200
Nomura Holdings, Inc.,
6.700%, 03/04/2020 (1)	1,667,000	1,679,904
Nordea Bank AB,
4.250%, 09/21/2022 (1)(2)	15,793,000	16,581,645
Peachtree Corners Funding Trust,
3.976%, 02/15/2025 (2)	12,295,000	12,999,314
People's United Bank NA,
4.000%, 07/15/2024	11,400,000	11,911,510
Pine Street Trust I,
4.572%, 02/15/2029 (2)	7,825,000	8,428,568
PNC Bank NA,
4.200%, 11/01/2025	2,678,000	2,945,106
Principal Financial Group, Inc.:
3.300%, 09/15/2022	1,860,000	1,913,007
3.125%, 05/15/2023	4,667,000	4,791,087
3.400%, 05/15/2025	16,000,000	16,768,207
4.300%, 11/15/2046	2,325,000	2,631,199
Principal Life Global Funding II,
3.000%, 04/18/2026 (2)	13,400,000	13,858,505
Protective Life Corp.:
4.300%, 09/30/2028 (2)	10,000,000	10,826,205
8.450%, 10/15/2039	2,650,000	3,958,834
Prudential Financial, Inc.:
6.625%, 12/01/2037	5,000,000	6,937,463
3.935%, 12/07/2049	11,426,000	12,474,768
Regions Financial Corp.,
2.750%, 08/14/2022	8,800,000	8,959,122
Reliance Standard Life Global Funding II:
2.500%, 01/15/2020 (2)	6,940,000	6,940,350
2.500%, 10/30/2024 (2)	22,800,000	22,782,382
Royal Bank of Canada,
4.650%, 01/27/2026 (1)	7,773,000	8,622,719
Royal Bank of Scotland Group PLC:
3.498%, 05/15/2023 (3 Month LIBOR USD + 1.480%) (1)(3)	10,650,000	10,910,505
3.875%, 09/12/2023 (1)	10,000,000	10,480,337
4.269%, 03/22/2025 (3 Month LIBOR USD + 1.762%) (1)(3)	19,275,000	20,478,789
4.892%, 05/18/2029 (3 Month LIBOR USD + 1.754%) (1)(3)	10,000,000	11,312,194
5.076%, 01/27/2030 (3 Month LIBOR USD + 1.905%) (1)(3)	7,000,000	8,052,646
4.445%, 05/08/2030 (3 Month LIBOR USD + 1.871%) (1)(3)	35,000,000	38,675,142
Santander Holdings USA, Inc.,
2.650%, 04/17/2020	2,000,000	2,002,267
Santander UK Group Holdings PLC:
2.875%, 10/16/2020 (1)	4,866,000	4,887,508
3.125%, 01/08/2021 (1)	2,600,000	2,622,217
3.571%, 01/10/2023 (1)	5,000,000	5,119,173
4.796%, 11/15/2024 (3 Month LIBOR USD + 1.570%) (1)(3)	5,250,000	5,669,692
3.823%, 11/03/2028 (3 Month LIBOR USD + 1.400%) (1)(3)	6,000,000	6,329,531
Santander UK PLC,
5.000%, 11/07/2023 (1)(2)	21,921,000	23,570,862
Skandinaviska Enskilda Banken AB,
2.450%, 05/27/2020 (1)(2)	15,000,000	15,023,490
SMBC Aviation Capital Finance DAC,
3.000%, 07/15/2022 (1)(2)	8,000,000	8,142,802
Societe Generale SA:
2.500%, 04/08/2021 (1)(2)	10,225,000	10,277,337
3.250%, 01/12/2022 (1)(2)	8,000,000	8,165,302
4.250%, 09/14/2023 (1)(2)	8,000,000	8,497,044
5.000%, 01/17/2024 (1)(2)	20,000,000	21,569,260
3.875%, 03/28/2024 (1)	15,300,000	16,091,866
2.625%, 10/16/2024 (1)(2)	23,000,000	23,007,670
4.250%, 04/14/2025 (1)(2)	21,032,000	22,102,387
4.250%, 08/19/2026 (1)(2)	3,000,000	3,168,026
Standard Chartered PLC:
2.250%, 04/17/2020 (1)(2)	8,000,000	8,002,647
3.050%, 01/15/2021 (1)(2)	4,500,000	4,528,666
4.247%, 01/20/2023 (3 Month LIBOR USD + 1.150%) (1)(2)(3)	10,000,000	10,348,116
3.885%, 03/15/2024 (3 Month LIBOR USD + 1.080%) (1)(2)(3)	31,557,000	32,679,658
3.785%, 05/21/2025 (3 Month LIBOR USD + 1.560%) (1)(2)(3)	11,250,000	11,703,369
5.700%, 03/26/2044 (1)(2)	6,000,000	7,718,253
Stifel Financial Corp.,
4.250%, 07/18/2024	17,850,000	19,006,137
Sumitomo Mitsui Banking Corp.:
2.450%, 01/16/2020 (1)	20,500,000	20,504,367
3.950%, 07/19/2023 (1)	1,850,000	1,951,873
Sumitomo Mitsui Financial Group, Inc.:
2.442%, 10/19/2021 (1)	15,775,000	15,899,662
2.784%, 07/12/2022 (1)	10,000,000	10,173,062
3.102%, 01/17/2023 (1)	12,000,000	12,308,510
2.696%, 07/16/2024 (1)	12,000,000	12,172,524
2.448%, 09/27/2024 (1)	19,000,000	19,048,550
SunTrust Banks, Inc.:
2.900%, 03/03/2021	14,150,000	14,297,991
2.700%, 01/27/2022	12,800,000	12,977,117
3.300%, 05/15/2026	3,925,000	4,085,219
Swedbank AB,
2.200%, 03/04/2020 (1)(2)	6,468,000	6,469,792
Synchrony Financial:
3.750%, 08/15/2021	10,225,000	10,457,689
4.375%, 03/19/2024	1,538,000	1,641,058
4.250%, 08/15/2024	26,864,000	28,673,248
4.500%, 07/23/2025	23,127,000	24,954,266
3.700%, 08/04/2026	3,185,000	3,291,487
3.950%, 12/01/2027	7,000,000	7,357,498
TD Ameritrade Holding Corp.:
2.950%, 04/01/2022	4,625,000	4,728,142
3.625%, 04/01/2025	7,000,000	7,449,421
Trinity Acquisition PLC:
4.400%, 03/15/2026 (1)	27,305,000	29,690,928
6.125%, 08/15/2043 (1)	16,436,000	21,175,354
UBS Group Funding Switzerland AG:
2.650%, 02/01/2022 (1)(2)	14,150,000	14,295,508
3.491%, 05/23/2023 (1)(2)	14,825,000	15,256,997
2.859%, 08/15/2023 (3 Month LIBOR USD + 0.954%) (1)(2)(3)	42,658,000	43,342,063
4.253%, 03/23/2028 (1)(2)	17,150,000	18,743,785
Voya Financial, Inc.:
3.125%, 07/15/2024	21,875,000	22,566,365
3.650%, 06/15/2026	5,800,000	6,127,786
WEA Finance LLC / Westfield UK & Europe Finance PLC,
3.250%, 10/05/2020 (2)	8,000,000	8,064,421
Wells Fargo & Co.:
3.069%, 01/24/2023	10,000,000	10,206,361
3.157%, 10/31/2023 (3 Month LIBOR USD + 1.230%) (3)	5,000,000	5,088,950
3.000%, 02/19/2025	5,000,000	5,159,615
2.406%, 10/30/2025 (3 Month LIBOR USD + 0.825%) (3)	11,500,000	11,510,837
3.000%, 04/22/2026	8,000,000	8,229,484
3.900%, 05/01/2045	5,000,000	5,671,286
Wells Fargo Bank NA,
5.850%, 02/01/2037	10,000,000	13,250,362
Westpac Banking Corp.:
4.322%, 11/23/2031 (5 Year Mid Swap Rate USD + 2.236%) (1)(3)	8,350,000	8,842,265
4.110%, 07/24/2034 (5 Year CMT Rate + 2.000%) (1)(3)	10,000,000	10,483,443
4.421%, 07/24/2039 (1)	10,000,000	11,000,873
Willis North America, Inc.:
3.600%, 05/15/2024	9,000,000	9,403,638
2.950%, 09/15/2029	7,500,000	7,433,694
5.050%, 09/15/2048	10,200,000	12,033,242
Willis Towers Watson PLC,
5.750%, 03/15/2021 (1)	13,879,000	14,466,490
Total Financials (Cost $3,782,206,968)		3,950,762,535	17.4%
Total Corporate Bonds (Cost $8,337,658,347)		8,778,036,172	38.7%

Municipal Bonds
Atlanta Independent School System,
5.557%, 03/01/2026	4,465,000	5,254,635
California Housing Finance Agency:
3.656%, 02/01/2029 (Callable 08/01/2025)	19,650,000	20,617,566
2.794%, 08/01/2036 (Callable 08/01/2025)	8,220,000	8,270,142
California Qualified School Bond Joint Powers Authority,
7.155%, 03/01/2027	6,695,000	7,994,098
City of Berwyn IL:
5.790%, 12/01/2022	1,720,000	1,807,823
5.790%, 12/01/2022	4,445,000	4,455,135
City of Vernon CA,
4.500%, 08/01/2022	7,265,000	7,676,199
County of Cuyahoga OH,
9.125%, 10/01/2023	795,000	897,269
Eaton Community City School District,
5.390%, 08/25/2027 (Callable 06/01/2020)	2,305,000	2,322,933
Iowa Tobacco Settlement Authority,
6.500%, 06/01/2023 (Callable 01/31/2020)	3,150,000	3,196,809
Kentucky Housing Corp.,
3.500%, 01/01/2040 (Callable 07/01/2025)	3,545,000	3,636,000
Louisiana Housing Corp.,
2.100%, 12/01/2038 (Callable 09/01/2024)	3,400,849	3,316,881
Maryland Community Development Administration Housing Revenue,
3.160%, 09/01/2041 (Callable 09/01/2025)	12,130,000	12,292,663
New Hampshire Housing Finance Authority:
3.050%, 01/01/2021	730,000	738,140
3.750%, 07/01/2034 (Callable 07/01/2023)	830,000	845,172
4.000%, 07/01/2036 (Callable 07/01/2025)	4,745,000	4,887,113
North Carolina Housing Finance Agency,
2.812%, 07/01/2035 (Callable 01/01/2024)	1,955,000	1,964,873
Texas Private Activity Bond Surface Transportation Corp.,
3.922%, 12/31/2049	8,800,000	8,846,112
Three Rivers Local School District,
5.209%, 09/15/2027 (Callable 12/01/2020)	2,365,000	2,425,828
West Contra Costa Unified School District,
6.250%, 08/01/2030	1,785,000	2,341,152
Westlake City School District,
5.227%, 12/01/2026 (Callable 12/01/2020)	3,570,000	3,673,423
Total Municipal Bonds (Cost $103,012,300)		107,459,966	0.5%

Residential Mortgage-Backed Securities
U.S. Government Agency Issues
Fannie Mae REMIC Trust:
Series 1990-58, Class J, 7.000%, 05/25/2020	39	40
Series 1990-76, Class G, 7.000%, 07/25/2020	442	443
Series 1990-105, Class J, 6.500%, 09/25/2020	585	591
Series 1990-108, Class G, 7.000%, 09/25/2020	114	115
Series 1991-1, Class G, 7.000%, 01/25/2021	360	365
Series 1991-86, Class Z, 6.500%, 07/25/2021	2,466	2,527
Series 1993-58, Class H, 5.500%, 04/25/2023	37,507	38,891
Series 1998-66, Class C, 6.000%, 12/25/2028	29,556	31,179
Federal Gold Loan Mortgage Corp. (FGLMC):
6.000%, 06/01/2020	687	688
3.000%, 12/01/2026	697,056	715,720
2.500%, 04/01/2028	2,255,574	2,287,034
6.500%, 06/01/2029	95,222	105,752
3.000%, 04/01/2031	6,741,956	6,954,084
3.000%, 02/01/2032	61,675,694	63,655,636
3.000%, 03/01/2032	2,456,252	2,532,030
3.500%, 05/01/2032	17,642,820	18,463,134
3.000%, 07/01/2032	15,297,019	15,788,556
3.500%, 07/01/2032	21,738,669	22,750,769
3.000%, 04/01/2033	2,139,118	2,205,136
5.000%, 08/01/2033	4,239,308	4,675,065
3.500%, 01/01/2034	17,744,031	18,567,495
5.000%, 09/01/2035	8,934,254	9,857,899
5.500%, 01/01/2036	152,633	171,732
5.000%, 03/01/2036	3,825,631	4,217,719
6.000%, 12/01/2036	134,660	154,512
4.000%, 03/01/2037	4,298,872	4,561,314
5.000%, 02/01/2038	2,087,851	2,302,678
5.500%, 05/01/2038	459,350	515,837
5.500%, 01/01/2039	9,308,557	10,481,501
4.500%, 11/01/2039	3,948,013	4,289,864
4.500%, 11/01/2039	3,413,842	3,708,478
4.500%, 12/01/2039	21,069,916	22,893,004
5.000%, 03/01/2040	815,493	900,109
4.500%, 08/01/2040	709,136	768,185
4.500%, 09/01/2040	2,837,546	3,083,189
4.000%, 01/01/2041	27,470,900	29,480,873
4.000%, 01/01/2041	14,028,290	15,052,853
4.500%, 03/01/2041	2,076,126	2,255,871
3.500%, 10/01/2041	8,825,089	9,306,919
4.000%, 03/01/2042	6,654,171	7,142,596
3.500%, 06/01/2042	4,530,018	4,778,008
3.500%, 07/01/2042	11,985,634	12,656,327
3.000%, 08/01/2042	15,870,393	16,362,120
3.000%, 10/01/2042	6,152,528	6,342,152
3.000%, 11/01/2042	33,263,659	34,294,748
3.500%, 12/01/2042	12,495,425	13,174,178
3.000%, 01/01/2043	12,087,345	12,366,972
3.000%, 01/01/2043	24,911,852	25,692,236
3.500%, 01/01/2043	19,707,685	20,786,459
3.000%, 02/01/2043	3,384,686	3,488,334
3.000%, 04/01/2043	14,856,068	15,310,677
3.000%, 04/01/2043	8,434,797	8,692,375
3.000%, 04/01/2043	5,273,204	5,435,129
3.500%, 04/01/2043	57,627,093	60,788,838
4.000%, 04/01/2043	18,122,007	19,765,200
3.500%, 05/01/2043	11,965,688	12,620,433
3.000%, 06/01/2043	17,379,657	17,894,922
3.000%, 08/01/2043	5,393,089	5,555,651
3.500%, 11/01/2043	9,328,258	9,838,099
3.500%, 01/01/2044	10,562,979	11,140,685
3.500%, 02/01/2044	36,680,163	38,674,258
4.000%, 03/01/2044	5,546,967	5,889,092
3.500%, 05/01/2044	38,554,130	40,813,153
4.000%, 05/01/2044	20,256,483	21,699,461
4.000%, 07/01/2044	4,605,546	4,883,224
3.500%, 10/01/2044	83,370,050	87,300,086
4.000%, 10/01/2044	11,094,058	11,886,198
3.500%, 01/01/2045	26,376,529	27,817,365
4.500%, 01/01/2045	31,132,012	33,919,138
3.500%, 06/01/2045	19,335,881	20,470,114
3.500%, 07/01/2045	75,930,980	80,007,332
3.000%, 10/01/2045	38,399,842	39,569,909
4.000%, 10/01/2045	7,334,069	7,776,754
4.000%, 11/01/2045	14,923,945	15,824,297
3.000%, 01/01/2046	79,476,666	82,056,707
3.500%, 01/01/2046	35,887,568	37,830,655
4.000%, 02/01/2046	20,413,682	21,637,468
4.000%, 02/01/2046	75,797,819	81,186,975
4.000%, 04/01/2046	10,562,555	11,317,625
3.500%, 05/01/2046	9,951,260	10,377,946
3.000%, 08/01/2046	35,459,149	36,338,561
3.500%, 08/01/2046	32,237,993	34,128,237
3.000%, 10/01/2046	64,683,249	66,428,809
3.000%, 10/01/2046	60,449,260	62,267,180
4.000%, 01/01/2047	58,655,502	63,067,914
4.500%, 04/01/2047	54,499,908	57,619,868
3.000%, 05/01/2047	63,165,934	64,869,628
4.000%, 09/01/2047	29,026,431	30,459,384
4.000%, 08/01/2048	45,526,688	48,324,573
Federal Home Loan Mortgage Corp. (FHLMC):
Series 141, Class D, 5.000%, 05/15/2021	23	23
Series 1081, Class K, 7.000%, 05/15/2021	7,900	8,048
Series 163, Class F, 6.000%, 07/15/2021 (4)	703	708
Federal National Mortgage Association (FNMA):
5.000%, 11/01/2021	6,363	6,574
3.000%, 04/01/2027	5,799,216	5,951,367
2.500%, 12/01/2027	7,555,801	7,656,756
2.500%, 05/01/2028	10,357,102	10,515,608
5.000%, 05/01/2028	148,999	158,944
3.000%, 11/01/2028	19,171,418	19,754,204
4.500%, 08/01/2029	1,176,103	1,253,169
4.500%, 09/01/2029	1,349,449	1,441,536
2.500%, 04/01/2030	3,829,085	3,883,813
2.500%, 05/01/2030	11,914,012	12,088,514
3.500%, 11/01/2030	31,909,719	33,314,431
3.000%, 12/01/2030	20,313,697	20,953,714
3.000%, 12/01/2030	12,505,283	12,899,107
2.500%, 09/01/2031	43,257,915	43,921,589
3.500%, 01/01/2032	43,087,152	45,063,031
2.500%, 02/01/2032	7,024,282	7,124,868
3.000%, 09/01/2032	2,812,743	2,913,291
3.000%, 10/01/2032	2,160,798	2,226,268
2.500%, 12/01/2032	49,896,347	50,568,645
6.000%, 03/01/2033	37,877	43,418
3.500%, 10/01/2033	20,600,343	21,583,271
4.500%, 10/01/2033	14,113,870	15,177,502
5.000%, 10/01/2033	15,433,148	17,008,768
3.000%, 11/01/2033	88,189,341	91,345,168
5.000%, 11/01/2033	43,972	48,464
4.000%, 01/01/2034	6,508,166	6,932,491
5.500%, 04/01/2034	5,228,809	5,884,481
4.000%, 06/01/2034	8,494,425	9,046,669
4.000%, 09/01/2034	10,196,407	10,859,509
5.500%, 09/01/2034	137,834	155,131
6.000%, 11/01/2034	37,458	42,933
3.500%, 01/01/2035	58,491,301	60,778,459
5.500%, 02/01/2035	468,724	527,397
5.000%, 07/01/2035	4,021,563	4,431,588
5.000%, 10/01/2035	1,956,453	2,156,391
5.000%, 02/01/2036	2,853,272	3,145,249
5.500%, 11/01/2036	181,248	203,959
2.500%, 12/01/2036	28,761,465	28,924,958
5.500%, 04/01/2037	1,180,998	1,314,668
4.000%, 05/01/2037	44,998,359	47,681,465
4.000%, 02/01/2038	42,591,788	44,879,767
2.500%, 04/01/2038	63,906,512	64,544,610
4.000%, 04/01/2039	11,293,416	12,112,487
4.500%, 04/01/2039	14,606,932	15,908,152
5.000%, 06/01/2039	13,835,183	15,187,622
5.000%, 06/01/2039	9,431,989	10,392,591
4.500%, 11/01/2039	188,476	204,483
4.000%, 08/01/2040	1,418,588	1,520,574
4.000%, 10/01/2040 (8)	29,826,312	31,991,377
3.500%, 12/01/2040	8,996,125	9,481,319
4.000%, 12/01/2040	8,564,680	9,185,209
3.500%, 02/01/2041	13,924,858	14,676,135
4.000%, 02/01/2041	20,456,084	21,940,266
4.500%, 02/01/2041	51,888,625	56,252,895
3.500%, 03/01/2041	20,166,411	21,254,061
4.500%, 05/01/2041	7,277,323	7,902,133
4.000%, 06/01/2041	16,172,587	17,339,325
4.500%, 07/01/2041	7,447,676	8,085,232
5.000%, 07/01/2041	10,653,567	11,740,966
3.500%, 09/01/2041	20,466,013	21,569,902
4.000%, 09/01/2041	2,190,374	2,349,312
4.000%, 10/01/2041	6,151,482	6,596,523
3.500%, 11/01/2041	8,001,026	8,434,000
3.500%, 12/01/2041	35,502,634	37,423,737
4.000%, 12/01/2041	8,843,380	9,478,264
4.000%, 01/01/2042	10,965,295	11,757,651
4.500%, 01/01/2042	10,739,927	11,661,411
4.000%, 02/01/2042	40,879,851	43,768,545
3.000%, 04/01/2042	56,984,216	58,638,692
3.000%, 05/01/2042	7,939,542	8,179,693
3.500%, 07/01/2042	90,645,915	95,904,226
3.500%, 08/01/2042	8,028,907	8,463,383
4.000%, 08/01/2042	14,650,453	15,692,273
3.000%, 10/01/2042	18,492,731	19,134,790
3.000%, 03/01/2043	33,164,574	34,149,307
3.000%, 03/01/2043	5,808,276	5,983,181
3.000%, 05/01/2043	32,499,889	33,505,792
3.000%, 05/01/2043	19,329,749	19,907,851
3.500%, 05/01/2043	34,611,676	36,612,359
3.000%, 06/01/2043	8,183,051	8,427,316
3.000%, 07/01/2043	3,127,448	3,220,916
4.000%, 07/01/2043	28,621,719	30,631,804
3.000%, 08/01/2043	5,223,250	5,374,789
3.500%, 09/01/2043	50,723,690	53,426,336
4.500%, 09/01/2043	11,602,065	12,596,021
3.000%, 10/01/2043	96,267,291	99,066,827
3.500%, 10/01/2043	54,832,295	57,793,917
3.000%, 11/01/2043	26,317,136	27,110,754
4.000%, 11/01/2043	8,214,365	8,788,433
4.000%, 01/01/2045	7,391,748	7,824,689
3.500%, 02/01/2045	38,474,543	40,546,863
4.000%, 02/01/2045	19,375,127	20,760,156
3.500%, 04/01/2045	28,412,751	29,934,382
4.000%, 10/01/2045	8,248,640	8,782,262
4.000%, 11/01/2045	30,923,308	32,568,508
3.500%, 12/01/2045	33,158,308	34,586,797
4.500%, 02/01/2046	31,108,284	33,748,924
3.000%, 05/01/2046	14,658,208	15,089,991
3.500%, 05/01/2046	54,234,210	56,523,413
3.000%, 07/01/2046	9,590,031	9,872,535
4.500%, 08/01/2046	26,742,040	28,749,803
3.500%, 09/01/2046	5,543,213	5,832,291
3.000%, 11/01/2046	26,564,363	27,207,285
3.000%, 11/01/2046	48,540,437	49,991,007
3.500%, 11/01/2046	51,886,410	54,174,894
3.500%, 05/01/2047	3,644,350	3,792,029
4.000%, 08/01/2047	71,869,143	75,822,107
4.000%, 11/01/2047	44,583,486	46,875,318
4.500%, 11/01/2047	17,100,585	18,038,468
3.500%, 12/01/2047	54,629,568	56,793,313
4.000%, 12/01/2047	71,838,390	75,459,179
3.500%, 01/01/2048	23,046,905	23,955,756
4.000%, 04/01/2048	23,357,959	24,486,772
4.000%, 07/01/2048	31,431,334	33,763,261
4.000%, 09/01/2048	38,652,466	40,225,742
4.500%, 11/01/2048	59,237,802	62,489,999
5.000%, 11/01/2048	50,788,204	55,994,652
4.500%, 01/01/2049	29,502,669	31,752,707
Government National Mortgage Association (GNMA):
6.000%, 11/20/2033	35,916	40,985
5.000%, 07/20/2040	1,634,622	1,805,399
3.500%, 10/20/2041	7,509,094	7,935,180
3.500%, 01/15/2042	12,931,526	13,605,637
4.000%, 06/20/2042	8,426,314	8,942,935
3.500%, 09/20/2042	3,302,096	3,476,412
3.500%, 01/20/2043	60,345,539	63,547,418
4.000%, 10/20/2043	12,988,079	13,783,385
4.000%, 09/20/2044	47,534,423	50,397,337
4.000%, 01/20/2045	10,188,268	10,790,398
3.500%, 03/20/2045	15,802,416	16,518,121
3.000%, 04/20/2045	25,579,419	26,423,074
3.500%, 04/20/2045	30,433,847	31,656,391
4.000%, 08/20/2045	10,165,066	10,753,211
4.500%, 01/20/2046	14,082,603	15,030,472
4.000%, 04/20/2046	10,947,380	11,510,107
4.000%, 05/20/2046	26,753,091	28,002,652
5.000%, 04/20/2047	2,502,701	2,684,072
4.500%, 06/20/2047	48,345,350	51,487,473
4.500%, 07/20/2047	11,860,956	12,630,262
Seasoned Credit Risk Transfer Trust,
Series 2019-4, Class MA, 3.000%, 02/25/2059	65,299,241	66,564,100
Total U.S. Government Agency Issues (Cost $4,860,741,315)		4,983,817,317	22.0%
Non-U.S. Government Agency Issues
Alternative Loan Trust:
Series 2005-50CB, Class 4A1, 5.000%, 11/25/2020 (6)	31,283	31,314
Series 2006-7CB, Class 3A1, 5.250%, 05/25/2021	303,314	299,764
Series 2006-J5, Class 3A1, 4.131%, 07/25/2021 (4)	62,210	60,168
Series 2006-43CB, Class 2A1, 6.000%, 02/25/2022 (6)	47,673	47,717
Series 2004-8CB, Class A, 2.062%, 06/25/2034 (1 Month LIBOR USD + 0.270%) (3)	2,995,051	3,003,416
Series 2006-28CB, Class A17, 6.000%, 10/25/2036 (6)	572,734	452,091
Argent Securities Inc. Asset-Backed Pass-Through Certificates:
Series 2005-W3, Class A2D, 2.132%, 11/25/2035 (1 Month LIBOR USD + 0.340%) (3)	1,783,440	1,785,091
Series 2005-W5, Class A1, 2.027%, 01/25/2036 (1 Month LIBOR USD + 0.235%) (3)	26,030,011	25,906,327
Arroyo Mortgage Trust:
Series 2018-1, Class A1, 3.763%, 04/25/2048 (2)(4)	21,302,456	21,550,362
Series 2019-3, Class A1, 2.962%, 10/25/2048 (2)(4)	42,843,365	43,043,353
Asset Backed Securities Corp. Home Equity Loan Trust:
Series 2006-HE1, Class A3, 1.992%, 01/25/2036 (1 Month LIBOR USD + 0.200%) (3)	2,306,512	2,301,806
Series 2006-HE1, Class A1, 2.007%, 01/25/2036 (1 Month LIBOR USD + 0.215%) (3)	1,572,644	1,570,116
Series 2006-HE3, Class A2, 1.957%, 03/25/2036 (1 Month LIBOR USD + 0.165%) (3)	8,747,281	8,676,254
Series 2006-HE6, Class A1, 1.937%, 11/25/2036 (1 Month LIBOR USD + 0.145%) (3)	22,183,821	21,714,121
Banc of America Alternative Loan Trust:
Series 2005-10, Class 5A1, 5.250%, 11/25/2020	17,881	17,950
Series 2007-1, Class 1A1, 5.211%, 04/25/2022 (4)	211,718	209,404
Series 2005-9, Class 1CB3, 5.500%, 10/25/2035 (6)	131,016	132,067
Series 2005-11, Class 1CB4, 5.500%, 12/25/2035 (6)	75,078	73,969
Series 2006-5, Class CB7, 6.000%, 06/25/2046 (6)	284,288	281,260
Bayview Financial Trust:
Series 2007-A, Class 1A2, 6.205%, 05/28/2037 (7)	198,257	197,803
Series 2007-B, Class 1A2, 6.831%, 08/28/2037 (7)	1,397,841	1,358,713
Bear Stearns ALT-A Trust:
Series 2004-4, Class A1, 2.392%, 06/25/2034 (1 Month LIBOR USD + 0.600%) (3)	1,090,165	1,095,150
Series 2005-4, Class 1A1, 2.232%, 04/25/2035 (1 Month LIBOR USD + 0.440%) (3)	2,494,776	2,492,525
Series 2005-7, Class 12A1, 2.332%, 08/25/2035 (1 Month LIBOR USD + 0.540%) (3)	3,654,308	3,662,936
Bear Stearns Asset Backed Securities I Trust,
Series 2004-AC2, Class 2A, 5.000%, 05/25/2034	158,480	161,495
Chase Mortgage Finance Trust,
Series 2006-A1, Class 2A3, 4.305%, 09/25/2036 (4)(6)	1,011,019	961,236
Citigroup Global Markets Mortgage Securities VII, Inc.,
Series 2003-UP2, Class A2, 7.000%, 06/25/2033 (7)	127,432	130,183
Citigroup Mortgage Loan Trust, Inc.,
Series 2005-9, Class 2A2, 5.500%, 11/25/2035 (6)	20,268	20,264
Countrywide Asset-Backed Certificates:
Series 2005-13, Class AF3, 5.430%, 02/25/2033 (4)(6)	386,107	341,522
Series 2004-S1, Class A3, 5.115%, 02/25/2035 (7)	154,302	153,964
Series 2005-10, Class AF6, 4.414%, 12/25/2035 (4)	94,135	95,921
Series 2006-10, Class 1AF3, 5.971%, 12/25/2035 (4)(6)	486,645	456,985
Credit Suisse First Boston Mortgage Securities Corp.,
Series 2003-AR26, Class 8A1, 4.304%, 11/25/2033 (4)	5,218,524	5,264,114
CWABS Asset-Backed Certificates Trust:
Series 2004-15, Class AF6, 4.613%, 04/25/2035 (4)	12,980	13,036
Series 2005-1, Class AF6, 5.030%, 06/25/2035 (4)	43,830	44,321
Series 2005-17, Class 1AF5, 5.564%, 03/25/2036 (4)	157,937	159,768
Deutsche Mortgage Securities, Inc. Mortgage Loan Trust,
Series 2004-4, Class 1A6, 6.150%, 04/25/2034 (7)	1,169	1,190
First Franklin Mortgage Loan Trust:
Series 2006-FFH1, Class A4, 2.092%, 01/25/2036 (1 Month LIBOR USD + 0.300%) (3)	491,350	491,672
Series 2006-FF1, Class 2A4, 2.132%, 01/25/2036 (1 Month LIBOR USD + 0.340%) (3)	4,228,215	4,236,219
First Horizon Alternative Mortgage Securities Trust:
Series 2006-FA6, Class 3A1, 5.750%, 11/25/2021 (6)	32,146	31,613
Series 2006-FA8, Class 2A1, 5.750%, 01/25/2022 (6)	175,693	138,620
Fremont Home Loan Trust,
Series 2006-A, Class 1A1, 1.937%, 05/25/2036 (1 Month LIBOR USD + 0.145%) (3)	20,406,257	19,937,580
GE Capital Mortgage Services, Inc. Trust,
Series 1999-HE1, Class A7, 6.265%, 04/25/2029	154	156
GMACM Mortgage Loan Trust,
Series 2004-GH1, Class A6, 4.810%, 07/25/2035 (7)	186	187
GSAA Home Equity Trust,
Series 2004-6, Class A1, 2.592%, 06/25/2034 (1 Month LIBOR USD + 0.800%) (3)	794,842	791,535
GSAMP Trust:
Series 2005-WMC2, Class A1B, 2.412%, 11/25/2035 (1 Month LIBOR USD + 0.620%) (3)	4,088,824	4,096,631
Series 2005-WMC2, Class A2C, 2.492%, 11/25/2035 (1 Month LIBOR USD + 0.700%) (3)	3,675,219	3,675,975
HomeBanc Mortgage Trust,
Series 2005-3, Class A1, 2.032%, 07/25/2035 (1 Month LIBOR USD + 0.240%) (3)	1,516,306	1,516,486
IMC Home Equity Loan Trust,
Series 1997-5, Class A10, 6.880%, 11/20/2028	363	361
Impac CMB Trust:
Series 2004-4, Class 2A2, 4.850%, 09/25/2034 (7)	72,163	74,262
Series 2004-5, Class 1A2, 2.492%, 10/25/2034 (1 Month LIBOR USD + 0.700%) (3)	2,811,112	2,838,025
Series 2004-6, Class 1A1, 2.592%, 10/25/2034 (1 Month LIBOR USD + 0.800%) (3)	2,388,256	2,387,608
J.P. Morgan Alternative Loan Trust,
Series 2006-A1, Class 2A1, 4.134%, 03/25/2036 (4)(6)	241,123	228,341
J.P. Morgan Mortgage Acquisition Trust,
Series 2006-CH1, Class A1, 1.922%, 07/25/2036 (1 Month LIBOR USD + 0.130%) (3)	715,993	715,651
J.P. Morgan Mortgage Trust:
Series 2005-A4, Class 1A1, 4.106%, 07/25/2035 (4)	675,251	682,902
Series 2007-A1, Class 5A2, 4.305%, 07/25/2035 (4)	2,123,212	2,168,360
Series 2007-A1, Class 5A5, 4.305%, 07/25/2035 (4)	3,214,887	3,289,305
Series 2006-A7, Class 2A2, 3.826%, 01/25/2037 (4)(6)	118,231	114,857
Series 2006-A7, Class 2A4R, 3.826%, 01/25/2037 (4)(6)	505,137	490,720
Series 2007-A2, Class 2A3, 4.324%, 04/25/2037 (4)	1,277,762	1,190,742
MASTR Asset Backed Securities Trust,
Series 2006-NC1, Class A4, 2.392%, 01/25/2036 (1 Month LIBOR USD + 0.600%) (3)	2,703,524	2,706,719
Merrill Lynch Mortgage Investors Trust:
Series 2004-F, Class A1A, 3.573%, 12/25/2029 (4)	4,464,526	4,539,428
Series 2005-A10, Class A, 2.002%, 02/25/2036 (1 Month LIBOR USD + 0.210%) (3)	12,403,916	12,097,972
MetLife, Inc.,
Series 2019-1A, Class A1A, 3.750%, 04/25/2058 (2)(4)	9,693,296	10,000,832
Morgan Stanley Mortgage Loan Trust,
Series 2004-7AR, Class 2A1, 4.351%, 09/25/2034 (4)	2,056,647	2,133,649
MortgageIT Trust,
Series 2005-2, Class 1A1, 2.312%, 05/25/2035 (1 Month LIBOR USD + 0.520%) (3)	1,023,879	1,038,503
New Century Home Equity Loan Trust,
Series 2005-C, Class A1, 2.022%, 12/25/2035 (1 Month LIBOR USD + 0.230%) (3)	3,406,088	3,402,710
New Residential Mortgage Loan Trust:
Series 2017-2A, Class A3, 4.000%, 03/25/2057 (2)(4)	11,694,191	12,198,895
Series 2017-3A, Class A1, 4.000%, 04/25/2057 (2)(4)	13,863,111	14,404,668
Series 2017-4A, Class A1, 4.000%, 05/25/2057 (2)(4)	22,105,991	23,044,434
Series 2018-1A, Class A1A, 4.000%, 12/25/2057 (2)(4)	12,104,196	12,546,188
Popular ABS Mortgage Pass-Through Trust,
Series 2006-E, Class A2, 1.942%, 01/25/2037 (1 Month LIBOR USD + 0.150%) (3)	175,650	175,579
RALI Series Trust,
Series 2004-QS6, Class A1, 5.000%, 04/01/2020 (6)	7,573	7,318
RAMP Series Trust,
Series 2005-RS1, Class AI6, 4.713%, 11/25/2034	2,573	2,584
RASC Series Trust,
Series 2006-KS4, Class A4, 2.032%, 06/25/2036 (1 Month LIBOR USD + 0.240%) (3)	2,824,557	2,822,636
Renaissance Home Equity Loan Trust,
Series 2007-1, Class AF3, 5.612%, 04/25/2037 (7)	2,484,266	1,086,649
Specialty Underwriting & Residential Finance Trust,
Series 2004-BC4, Class A1A, 2.462%, 10/25/2035 (1 Month LIBOR USD + 0.670%) (3)	1,195,394	1,194,275
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-12, Class 3A1, 4.159%, 09/25/2034 (4)	2,379,716	2,418,079
Structured Asset Securities Corp.:
Series 2005-WF1, Class A3, 2.452%, 02/25/2035 (1 Month LIBOR USD + 0.660%) (3)	114,170	114,191
Series 2005-7XS, Class 1A4B, 5.440%, 04/25/2035 (7)	9,715	9,963
Structured Asset Securities Corp. Mortgage Loan Trust,
Series 2006-OPT1, Class A6, 1.942%, 04/25/2036 (1 Month LIBOR USD + 0.150%) (3)	10,661,919	10,491,939
Thornburg Mortgage Securities Trust,
Series 2003-5, Class 3A, 3.995%, 10/25/2043 (4)	9,826,946	10,086,854
Towd Point Mortgage Trust:
Series 2015-3, Class A1A, 3.500%, 03/25/2054 (2)(4)	3,235,363	3,251,645
Series 2015-5, Class A1, 3.500%, 05/25/2055 (2)(4)	2,048,036	2,062,969
Series 2016-3, Class A1, 2.250%, 08/25/2055 (2)(4)	1,215,961	1,212,919
Series 2016-2, Class A1, 3.000%, 08/25/2055 (2)(4)	6,870,418	6,930,510
Series 2016-5, Class A1, 2.500%, 10/25/2056 (2)(4)	6,211,743	6,212,132
Series 2017-1, Class A1, 2.750%, 10/25/2056 (2)(4)	31,111,620	31,323,907
Series 2017-6, Class A1, 2.750%, 10/25/2057 (2)(4)	35,510,037	35,724,698
Series 2018-6, Class A1A, 3.750%, 03/25/2058 (2)(4)	31,961,813	32,889,921
Series 2019-1, Class A1, 3.750%, 03/25/2058 (2)(4)	22,332,507	23,186,203
Series 2018-4, Class A1, 3.000%, 06/25/2058 (2)(4)	12,896,793	13,086,700
Series 2019-4, Class A1, 2.900%, 10/25/2059 (2)(4)	73,158,349	73,579,031
WaMu Mortgage Pass-Through Certificates Trust:
Series 2004-CB2, Class 3A, 6.000%, 08/25/2034	5,452,759	5,898,355
Series 2004-CB3, Class 2A, 6.500%, 10/25/2034	2,521,104	2,625,753
Series 2004-AR14, Class A1, 3.936%, 01/25/2035 (4)	6,362,569	6,560,642
Total Non-U.S. Government Agency Issues (Cost $561,656,649)		567,934,934	2.5%
Commercial Mortgage-Backed Securities
U.S. Government Agency Issues
Fannie Mae REMIC Trust,
Series 2014-M2, Class A2, 3.513%, 12/25/2023 (4)	9,058,461	9,489,587
Freddie Mac Multifamily Structured Pass Through Certificates:
Series K720, Class A2, 2.716%, 06/25/2022	17,950,000	18,214,547
Series K721, Class A2, 3.090%, 08/25/2022 (4)	25,545,000	26,083,402
Series K028, Class A2, 3.111%, 02/25/2023	47,010,000	48,448,271
Series K029, Class A2, 3.320%, 02/25/2023	27,398,000	28,420,118
Series K723, Class A2, 2.454%, 08/25/2023	28,425,000	28,783,977
Series K037, Class A2, 3.490%, 01/25/2024	69,525,000	73,118,893
Series K048, Class A2, 3.284%, 06/25/2025 (4)	60,430,000	63,731,327
Series K050, Class A2, 3.334%, 08/25/2025 (4)	82,739,000	87,514,207
Series K734, Class A2, 3.208%, 02/25/2026	21,500,000	22,610,269
Series K057, Class A2, 2.570%, 07/25/2026	21,420,000	21,860,138
Series K058, Class A2, 2.653%, 08/25/2026	19,865,000	20,355,014
Series K063, Class A2, 3.430%, 01/25/2027 (4)	63,971,857	68,482,749
Series K064, Class A2, 3.224%, 03/25/2027	51,995,903	55,027,774
Series K065, Class A2, 3.243%, 04/25/2027	28,200,000	29,904,966
Series K066, Class A2, 3.117%, 06/25/2027	11,100,000	11,677,133
Series K067, Class A2, 3.194%, 07/25/2027	29,587,841	31,282,721
Series K068, Class A2, 3.244%, 08/25/2027	9,000,000	9,549,484
Series K069, Class A2, 3.187%, 09/25/2027 (4)	23,130,000	24,448,038
Series K071, Class A2, 3.286%, 11/25/2027	23,025,000	24,480,963
Series K073, Class A2, 3.350%, 01/25/2028	1,350,000	1,441,360
Series K077, Class A2, 3.850%, 05/25/2028 (4)	68,650,000	75,605,172
Series K156, Class A3, 3.700%, 06/25/2033 (4)	11,088,000	12,159,201
Total U.S. Government Agency Issues (Cost $765,052,399)		792,689,311	3.5%
Non-U.S. Government Agency Issues
BANK:
Series 2017-BNK4, Class A4, 3.625%, 05/17/2050	43,435,000	46,551,674
Series 2017-BNK8, Class A4, 3.488%, 11/17/2050	33,847,000	36,021,558
Series 2017-BNK9, Class A4, 3.538%, 11/17/2054	80,508,000	85,942,234
Series 2017-BNK5, Class A5, 3.390%, 06/17/2060	17,171,000	18,159,680
CD Mortgage Trust,
Series 2016-CD1, Class A4, 2.724%, 08/12/2049	45,910,000	46,504,815
Citigroup Commercial Mortgage Trust:
Series 2013-GC11, Class A4, 3.093%, 04/10/2046	34,503,388	35,331,138
Series 2014-GC19, Class A3, 3.753%, 03/12/2047	6,561,373	6,905,112
Series 2014-GC25, Class A4, 3.635%, 10/10/2047	16,838,590	17,744,557
Series 2015-GC27, Class A5, 3.137%, 02/10/2048	43,114,824	44,556,963
COMM Mortgage Trust:
Series 2012-CR1, Class A3, 3.391%, 05/17/2045	7,488,584	7,660,413
Series 2013-CR9, Class A3, 4.022%, 07/12/2045	19,677,928	20,467,725
Series 2012-CR2, Class A4, 3.147%, 08/17/2045	20,250,536	20,685,313
Series 2013-CR10, Class A3, 3.923%, 08/10/2046	23,113,096	24,359,615
Series 2014-CR15, Class ASB, 3.595%, 02/12/2047	11,022,657	11,316,526
Series 2014-CR19, Class A5, 3.796%, 08/12/2047	15,789,828	16,737,780
Series 2013-CR11, Class A3, 3.983%, 08/12/2050	10,259,278	10,805,276
DBJPM Mortgage Trust,
Series 2016-C3, Class ASB, 2.756%, 08/12/2049	10,755,000	10,926,858
GS Mortgage Securities Trust:
Series 2012-GCJ9, Class A3, 2.773%, 11/13/2045	38,036,713	38,520,760
Series 2013-GC14, Class A5, 4.243%, 08/10/2046	25,500,000	27,151,401
J.P. Morgan Chase Commercial Mortgage Securities Trust:
Series 2013-LC11, Class A5, 2.960%, 04/15/2046	18,102,913	18,512,745
Series 2013-C10, Class ASB, 2.702%, 12/17/2047	6,379,493	6,432,096
Series 2012-LC9, Class A5, 2.840%, 12/17/2047	11,490,066	11,657,328
JPMBB Commercial Mortgage Securities Trust:
Series 2013-C12, Class ASB, 3.157%, 07/17/2045	2,876,007	2,907,258
Series 2013-C12, Class A5, 3.664%, 07/17/2045	6,835,000	7,147,920
Series 2013-C15, Class A4, 4.096%, 11/17/2045	1,751,100	1,848,199
Series 2013-C17, Class A3, 3.928%, 01/17/2047	3,382,847	3,571,775
Series 2013-C17, Class A4, 4.199%, 01/17/2047	17,276,000	18,496,404
Series 2014-C24, Class ASB, 3.368%, 11/18/2047	9,519,352	9,759,143
Series 2014-C25, Class ASB, 3.407%, 11/18/2047	8,732,843	8,962,395
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2012-C5, Class A4, 3.176%, 08/17/2045	37,925,000	38,732,780
Series 2012-C6, Class A4, 2.858%, 11/15/2045	22,462,932	22,784,952
Series 2013-C10, Class A3, 3.966%, 07/17/2046 (4)	6,438,840	6,778,022
Series 2013-C12, Class A3, 3.973%, 10/17/2046	16,700,231	17,576,438
Series 2016-C29, Class ASB, 3.140%, 05/17/2049	12,500,000	12,857,559
Series 2017-C34, Class A4, 3.536%, 11/18/2052	18,500,000	19,713,613
Wells Fargo Commercial Mortgage Trust:
Series 2015-C27, Class ASB, 3.278%, 02/18/2048	18,198,000	18,687,410
Series 2015-SG1, Class ASB, 3.556%, 09/17/2048	21,300,000	22,018,724
Series 2015-SG1, Class A4, 3.789%, 09/17/2048	15,564,000	16,596,031
Series 2015-P2, Class A3, 3.541%, 12/15/2048	46,750,000	49,471,551
WFRBS Commercial Mortgage Trust:
Series 2012-C6, Class A4, 3.440%, 04/15/2045	26,735,220	27,180,257
Series 2013-C13, Class ASB, 2.654%, 05/17/2045	5,024,262	5,068,145
Series 2013-C18, Class A4, 3.896%, 12/17/2046	12,900,000	13,655,707
Series 2014-C21, Class A5, 3.678%, 08/16/2047	34,719,000	36,634,614
Series 2014-C24, Class A4, 3.343%, 11/18/2047	36,730,000	38,184,030
Series 2014-C23, Class ASB, 3.636%, 10/17/2057	6,699,909	6,912,006
Total Non-U.S. Government Agency Issues (Cost $952,369,356)		968,496,500	4.3%
Asset Backed Securities
Citibank Credit Card Issuance Trust,
Series 2007-A3, Class A3, 6.150%, 06/15/2039	8,691,000	11,701,505
Conseco Financial Corp.:
Series 1998-2, Class A5, 6.240%, 12/01/2028	15,576	15,592
Series 1998-7, Class A1, 6.320%, 05/01/2029	6,900,390	7,066,630
Series 1998-3, Class A5, 6.220%, 03/01/2030	135,465	139,622
Series 1998-4, Class A5, 6.180%, 04/01/2030	921,429	947,552
Ford Credit Auto Owner Trust:
Series 2016-1, Class A, 2.310%, 08/15/2027 (2)	28,860,000	28,965,146
Series 2016-2, Class A, 2.030%, 12/15/2027 (2)	43,505,000	43,512,039
Series 2017-1, Class A, 2.620%, 08/15/2028 (2)	2,400,000	2,427,713
Series 2019-1, Class A, 3.520%, 07/15/2030 (2)	38,742,000	40,668,965
Series 2018-1, Class A, 3.190%, 07/15/2031 (2)	40,550,000	42,142,800
MMAF Equipment Finance LLC,
Series 2016-AA, Class A5, 2.210%, 12/15/2032 (2)	14,100,000	14,117,323
Oakwood Mortgage Investors, Inc.,
Series 1999-B, Class A3, 6.450%, 12/15/2023	12,204	12,377
PFS Financing Corp.,
Series 2017-D, Class A, 2.400%, 10/17/2022 (2)	20,555,000	20,582,030
SoFi Consumer Loan Program LLC:
Series 2017-6, Class A2, 2.820%, 11/25/2026 (2)	10,271,892	10,305,428
Series 2018-3, Class A2, 3.670%, 08/25/2027 (2)	20,465,000	20,695,872
Synchrony Card Funding LLC,
Series 2019-A1, Class A, 2.950%, 03/15/2025	47,621,000	48,562,282
Toyota Auto Loan Extended Note Trust,
Series 2019-1A, Class A, 2.560%, 11/25/2031 (2)	47,704,950	48,438,471
Verizon Owner Trust,
Series 2019-B, Class A1A, 2.330%, 12/20/2023	37,825,000	38,096,432
Total Asset Backed Securities (Cost $371,610,974)		378,397,779	1.7%
Total Long-Term Investments (Cost $21,410,210,585)		22,218,184,452	98.1%

SHORT-TERM INVESTMENT	Shares
Money Market Mutual Fund
First American Government Obligations Fund, Class U, 1.53% (5)	701,570,275	701,570,275
Total Short-Term Investment (Cost $701,570,275)		701,570,275	3.1%
Total Investments (Cost $22,111,780,860)		22,919,754,727	101.2%
Liabilities in Excess of Other Assets		(275,955,868)	(1.2)%
TOTAL NET ASSETS		$22,643,798,859	100.0%

Notes to Schedule of Investments
LIBOR - London Inter-bank Offered Rate
SOFR - Secured Overnight Financing Rate
CMT - Constant Maturity Rate
(1)	Foreign security.
(2)
Security as defined in Rule 144(a) under the Securities Act of 1933 and classified as liquid under the Fund’s liquidity risk management program.  Purchased in a private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers.  At December 31, 2019, the value of these securities total $3,589,642,966, which represents 15.85% of total net assets.

(3)	Variable rate security based on a reference index and spread. The rate reported is the rate in effect as of December 31, 2019.
(4)	Variable rate security. The coupon is based on an underlying pool of loans. The rate reported is the rate in effect as of December 31, 2019.
(5)	Seven-day yield.
(6)	Security that, on the last payment date, missed a partial principal or interest payment.
(7)	Step-up bond; the interest rate shown is the rate in effect as of December 31, 2019.
(8)	Security or a portion of the security, purchased on a when-issued or delayed delivery basis.
(9)	Security in default.

Baird Aggregate Bond Fund
Schedule of Investments, December 31, 2019
Summary of Fair Value Exposure at December 31, 2019

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy is organized into three levels based upon the assumptions (referred to as "inputs") used in pricing the asset or liability.  These standards state that "observable inputs" reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and "unobservable inputs" reflect an entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 - Unadjusted quoted prices in active markets for identical unrestricted securities.
Level 2 - Other significant observable inputs (including quoted prices for similar securities, quoted prices in inactive markets, dealer indications, interest rates, yield curves, prepayment speeds, credit risk, default rates, inputs corroborated by observable market data, etc.).
Level 3 - Significant unobservable inputs (including the Fund's own assumptions about the factors that market participants would use in valuing the security) based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2019:

	Level 1	Level 2	Level 3	Total
Long-Term Investments
U.S. Treasury Securities	$–	$5,492,310,742	$–	$5,492,310,742
Other Government Related Securities	–	149,041,731	–	149,041,731
Corporate Bonds	–	8,778,036,172	–	8,778,036,172
Municipal Bonds	–	107,459,966	–	107,459,966
Residential Mortgage-Backed Securities - U.S. Government Agency Issues	–	4,983,817,317	–	4,983,817,317
Residential Mortgage-Backed Securities - Non-U.S. Government Agency Issues	–	567,934,934	–	567,934,934
Commercial Mortgage-Backed Securities - U.S. Government Agency Issues	–	792,689,311	–	792,689,311
Commercial Mortgage-Backed Securities - Non-U.S. Government Agency Issues	–	968,496,500	–	968,496,500
Asset Backed Securities	–	378,397,779	–	378,397,779
Total Long-Term Investments	–	22,218,184,452	–	22,218,184,452
Short-Term Investment
Money Market Mutual Fund	701,570,275	–	–	701,570,275
Total Short-Term Investment	701,570,275	–	–	701,570,275
Total Investments	$701,570,275	$22,218,184,452	$–	$22,919,754,727

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy. There were no transfers into or out of Level 3 during the reporting period, as compared to the security classifications from the prior year's annual report. See the Fund’s Valuation Policy in Note 2a to the financial statements.

Baird Core Plus Bond Fund
Schedule of Investments, December 31, 2019
	Principal		% of
	Amount	Value	Net Assets
LONG-TERM INVESTMENTS

U.S. Treasury Securities
U.S. Treasury Bonds:
1.750%, 03/31/2022	$474,725,000	$476,505,219
1.875%, 03/31/2022	765,525,000	770,399,243
1.625%, 08/31/2022	305,175,000	305,425,338
2.500%, 05/15/2024	1,375,000	1,422,749
2.000%, 11/15/2026	202,200,000	204,545,836
2.250%, 11/15/2027	310,650,000	319,484,110
3.125%, 11/15/2028	181,225,000	199,397,054
3.500%, 02/15/2039	333,170,000	399,921,129
2.875%, 05/15/2043	729,750,000	796,710,262
2.500%, 02/15/2045	720,675,000	737,059,099
2.875%, 05/15/2049	38,300,000	42,328,980
Total U.S. Treasury Securities (Cost $4,101,958,890)		4,253,199,019	17.8%

Other Government Related Securities
Centrais Eletricas Brasileiras SA,
5.750%, 10/27/2021 (1)(2)	4,000,000	4,174,040
CNOOC Curtis Funding No. 1 Pty Ltd.,
4.500%, 10/03/2023 (1)(2)	5,000,000	5,353,529
CNOOC Finance (2013) Ltd.,
3.000%, 05/09/2023 (1)	2,415,000	2,454,629
CNOOC Finance (2015) USA LLC,
3.500%, 05/05/2025	21,200,000	22,145,121
CNOOC Nexen Finance (2014) ULC,
4.250%, 04/30/2024 (1)	4,750,000	5,075,153
Comision Federal de Electricidad,
5.750%, 02/14/2042 (1)(2)	5,200,000	5,798,052
Corp Andina de Fomento,
4.375%, 06/15/2022 (1)	4,265,000	4,473,473
Electricite de France SA,
4.750%, 10/13/2035 (1)(2)	10,000,000	11,444,563
Export-Import Bank of Korea,
4.000%, 01/29/2021 (1)	2,400,000	2,450,131
Korea Development Bank:
2.250%, 05/18/2020 (1)	7,200,000	7,202,292
3.000%, 09/14/2022 (1)	4,400,000	4,514,576
Nexen Energy ULC,
6.400%, 05/15/2037 (1)	6,249,000	8,567,606
Petrobras Global Finance BV:
5.299%, 01/27/2025 (1)	3,400,000	3,707,734
7.375%, 01/17/2027 (1)	9,300,000	11,346,000
Petroleos Mexicanos:
4.500%, 01/23/2026 (1)	4,500,000	4,481,100
6.490%, 01/23/2027 (1)(2)	11,743,000	12,494,552
6.840%, 01/23/2030 (1)(2)	14,606,000	15,574,962
7.690%, 01/23/2050 (1)(2)	3,720,000	4,059,785
Sinopec Group Overseas Development [2014] Ltd.,
4.375%, 04/10/2024 (1)(2)	1,500,000	1,618,253
Sinopec Group Overseas Development [2015] Ltd.:
2.500%, 04/28/2020 (1)(2)	20,000,000	20,014,800
3.250%, 04/28/2025 (1)(2)	20,000,000	20,639,578
Sinopec Group Overseas Development [2016] Ltd.,
3.500%, 05/03/2026 (1)(2)	10,000,000	10,380,211
Sinopec Group Overseas Development [2017] Ltd.,
3.000%, 04/12/2022 (1)(2)	6,950,000	7,045,556
Syngenta Finance NV:
3.125%, 03/28/2022 (1)	5,000,000	5,049,335
4.441%, 04/24/2023 (1)(2)	5,000,000	5,221,823
4.892%, 04/24/2025 (1)(2)	27,231,000	29,151,091
Total Other Government Related Securities (Cost $221,858,391)		234,437,945	1.0%

Corporate Bonds
Industrials
A.P. Meoller - Maersk A/S,
3.750%, 09/22/2024 (1)(2)	4,475,000	4,607,440
Abbott Laboratories:
3.400%, 11/30/2023	4,583,000	4,818,497
4.750%, 11/30/2036	7,506,000	9,413,634
AbbVie, Inc.:
3.200%, 11/06/2022	3,000,000	3,078,366
3.600%, 05/14/2025	2,500,000	2,641,188
4.300%, 05/14/2036	3,825,000	4,210,659
4.050%, 11/21/2039 (2)	11,250,000	11,824,393
4.250%, 11/21/2049 (2)	20,000,000	21,236,369
Actavis Funding SCS:
3.850%, 06/15/2024 (1)	10,125,000	10,635,686
3.800%, 03/15/2025 (1)	29,200,000	30,686,500
4.550%, 03/15/2035 (1)	14,098,000	15,412,174
ADT Corp.,
3.500%, 07/15/2022	6,900,000	7,025,097
Adventist Health System:
2.952%, 03/01/2029	7,250,000	7,172,342
3.630%, 03/01/2049	8,900,000	8,687,974
Agilent Technologies, Inc.,
3.875%, 07/15/2023	5,325,000	5,588,282
Alibaba Group Holding Ltd.,
3.125%, 11/28/2021 (1)	10,000,000	10,200,501
Allegion PLC,
3.500%, 10/01/2029 (1)	8,000,000	8,143,723
Allegion US Holding Co., Inc.,
3.200%, 10/01/2024	22,750,000	23,398,099
Allergan Finance LLC,
3.250%, 10/01/2022	7,500,000	7,666,116
Alpek SAB de CV,
4.250%, 09/18/2029 (1)(2)	6,000,000	6,120,000
Amgen, Inc.,
4.400%, 05/01/2045	8,000,000	8,964,390
Anglo American Capital PLC:
3.750%, 04/10/2022 (1)(2)	7,000,000	7,185,151
4.125%, 09/27/2022 (1)(2)	5,385,000	5,601,628
3.625%, 09/11/2024 (1)(2)	4,325,000	4,486,963
Anheuser-Busch InBev Finance, Inc.,
3.300%, 02/01/2023	18,290,000	18,949,369
Anheuser-Busch InBev Worldwide, Inc.:
4.750%, 01/23/2029	5,000,000	5,795,848
5.450%, 01/23/2039	9,975,000	12,552,858
4.900%, 02/01/2046	41,075,000	48,719,983
ANR Pipeline Co.,
9.625%, 11/01/2021	9,150,000	10,307,080
AP Moller - Maersk A/S:
3.875%, 09/28/2025 (1)(2)	18,140,000	18,810,525
4.500%, 06/20/2029 (1)(2)	9,475,000	10,105,243
Aramark Services, Inc.,
5.000%, 02/01/2028 (2)	1,000,000	1,053,750
ArcelorMittal:
6.250%, 02/25/2022 (1)	19,760,000	21,299,236
3.600%, 07/16/2024 (1)	14,575,000	14,946,002
4.550%, 03/11/2026 (1)	15,000,000	15,929,046
4.250%, 07/16/2029 (1)	15,000,000	15,671,927
Arrow Electronics, Inc.,
3.250%, 09/08/2024	15,000,000	15,424,632
Ashtead Capital, Inc.,
4.000%, 05/01/2028 (2)	4,000,000	4,040,000
AT&T, Inc.:
3.950%, 01/15/2025	4,425,000	4,743,165
3.400%, 05/15/2025	20,225,000	21,181,086
4.125%, 02/17/2026	8,925,000	9,674,139
3.800%, 02/15/2027	3,500,000	3,731,115
4.300%, 02/15/2030	10,980,000	12,200,877
5.250%, 03/01/2037	7,125,000	8,512,835
4.900%, 08/15/2037	10,000,000	11,514,237
4.850%, 07/15/2045	12,000,000	13,705,886
5.150%, 11/15/2046	10,321,000	12,357,782
4.500%, 03/09/2048	15,264,000	16,863,639
5.150%, 02/15/2050	23,650,000	28,535,043
Avnet, Inc.,
3.750%, 12/01/2021	5,000,000	5,131,527
Ball Corp.:
5.250%, 07/01/2025	25,000,000	27,843,750
4.875%, 03/15/2026	7,000,000	7,595,000
Bayer US Finance II LLC:
4.250%, 12/15/2025 (2)	25,000,000	26,981,252
4.625%, 06/25/2038 (2)	12,000,000	13,043,410
4.400%, 07/15/2044 (2)	5,125,000	5,194,184
Beam Suntory, Inc.:
3.250%, 05/15/2022	7,000,000	7,139,033
3.250%, 06/15/2023	10,960,000	11,157,776
Becton Dickinson and Co.:
3.250%, 11/12/2020	13,000,000	13,121,800
3.363%, 06/06/2024	10,000,000	10,415,415
3.734%, 12/15/2024	9,250,000	9,806,627
4.875%, 05/15/2044	5,455,000	6,320,004
Bemis Co., Inc.,
4.500%, 10/15/2021 (2)	1,000,000	1,030,507
Berry Global, Inc.,
4.875%, 07/15/2026 (2)	14,000,000	14,765,800
Boardwalk Pipelines LP:
4.950%, 12/15/2024	17,475,000	18,906,844
5.950%, 06/01/2026	26,406,000	29,715,831
4.800%, 05/03/2029	26,341,000	28,236,729
Boral Finance Pty Ltd.:
3.000%, 11/01/2022 (1)(2)	8,650,000	8,686,002
3.750%, 05/01/2028 (1)(2)	5,550,000	5,573,212
Bristol-Myers Squibb Co.:
3.550%, 08/15/2022 (2)	5,730,000	5,955,214
3.250%, 02/20/2023 (2)	10,000,000	10,357,197
Broadcom, Inc.:
3.000%, 01/15/2022	25,000,000	25,369,855
3.625%, 10/15/2024 (2)	32,800,000	34,108,359
3.125%, 01/15/2025	13,250,000	13,411,482
4.250%, 04/15/2026 (2)	25,000,000	26,554,288
Broadridge Financial Solutions, Inc.,
3.400%, 06/27/2026	18,286,000	19,117,087
Browning-Ferris Industries, Inc.,
9.250%, 05/01/2021	1,600,000	1,743,516
Bunge Limited Finance Corp.:
3.250%, 08/15/2026	13,188,000	13,140,479
3.750%, 09/25/2027	22,800,000	23,308,357
Burlington Northern Santa Fe LLC,
4.150%, 04/01/2045	3,100,000	3,519,742
Cameron LNG LLC,
3.701%, 01/15/2039 (2)	15,000,000	15,327,643
Campbell Soup Co.,
3.950%, 03/15/2025	11,000,000	11,720,379
Carlisle Companies, Inc.,
3.750%, 12/01/2027	4,600,000	4,817,881
CF Industries, Inc.:
3.450%, 06/01/2023	24,874,000	25,597,336
5.375%, 03/15/2044	10,922,000	11,904,980
Charter Communications Operating LLC:
4.464%, 07/23/2022	33,748,000	35,474,857
4.908%, 07/23/2025	63,550,000	69,979,824
6.384%, 10/23/2035	6,000,000	7,551,878
Cheniere Corpus Christi Holdings LLC,
5.125%, 06/30/2027	5,000,000	5,525,900
Cigna Corp.:
4.750%, 11/15/2021 (2)	14,700,000	15,411,152
3.050%, 11/30/2022 (2)	15,000,000	15,333,156
3.000%, 07/15/2023 (2)	7,525,000	7,689,361
3.500%, 06/15/2024 (2)	7,800,000	8,147,206
4.125%, 11/15/2025	4,900,000	5,317,693
4.500%, 02/25/2026 (2)	825,000	905,339
4.800%, 08/15/2038	7,600,000	8,864,793
CK Hutchison International Ltd.:
2.250%, 09/29/2020 (1)(2)	17,600,000	17,591,904
2.875%, 04/05/2022 (1)(2)	7,475,000	7,555,132
3.250%, 04/11/2024 (1)(2)	7,000,000	7,177,598
Clean Harbors, Inc.,
5.125%, 07/15/2029 (2)	100,000	107,260
CNH Industrial Capital LLC,
4.200%, 01/15/2024	15,000,000	15,890,940
CNH Industrial NV:
4.500%, 08/15/2023 (1)	16,168,000	17,312,371
3.850%, 11/15/2027 (1)	8,390,000	8,759,887
Columbia Pipeline Group, Inc.:
3.300%, 06/01/2020	9,943,000	9,976,841
4.500%, 06/01/2025	14,135,000	15,509,640
5.800%, 06/01/2045	4,733,000	6,005,179
Comcast Cable Communications Holdings, Inc.,
9.455%, 11/15/2022	2,030,000	2,453,292
Comcast Corp.:
4.250%, 01/15/2033	6,500,000	7,534,034
4.400%, 08/15/2035	13,575,000	15,923,857
3.200%, 07/15/2036	15,000,000	15,357,179
4.600%, 10/15/2038	12,350,000	14,724,497
4.650%, 07/15/2042	2,000,000	2,404,830
4.950%, 10/15/2058	7,500,000	9,774,156
CommonSpirit Health,
2.760%, 10/01/2024	7,500,000	7,569,435
Conagra Brands, Inc.,
5.300%, 11/01/2038	6,625,000	7,868,017
ConocoPhillips Canada Funding Co. I,
5.950%, 10/15/2036 (1)	845,000	1,146,154
Constellation Brands, Inc.,
4.750%, 12/01/2025	1,000,000	1,114,528
Corning, Inc.,
4.375%, 11/15/2057	10,000,000	10,261,924
Cox Communications, Inc.:
2.950%, 06/30/2023 (2)	5,475,000	5,577,136
3.850%, 02/01/2025 (2)	2,875,000	3,045,481
3.350%, 09/15/2026 (2)	20,850,000	21,519,698
4.800%, 02/01/2035 (2)	4,450,000	4,929,502
6.450%, 12/01/2036 (2)	5,550,000	7,078,886
8.375%, 03/01/2039 (2)	11,639,000	17,503,421
4.700%, 12/15/2042 (2)	5,000,000	5,421,196
CSX Corp.:
6.220%, 04/30/2040	475,000	644,554
4.650%, 03/01/2068	9,000,000	10,339,876
CVS Health Corp.:
3.875%, 07/20/2025	2,302,000	2,451,873
3.250%, 08/15/2029	11,800,000	11,992,829
4.780%, 03/25/2038	35,075,000	39,875,684
5.125%, 07/20/2045	5,000,000	5,931,577
5.050%, 03/25/2048	19,600,000	23,226,517
CVS Pass-Through Trust,
7.507%, 01/10/2032 (2)	3,866,784	4,782,158
Daimler Finance North America LLC,
2.550%, 08/15/2022 (2)	19,750,000	19,898,507
Danone SA:
3.000%, 06/15/2022 (1)(2)	3,500,000	3,578,715
2.589%, 11/02/2023 (1)(2)	10,000,000	10,158,567
DCP Midstream LLC:
4.750%, 09/30/2021 (2)	2,245,000	2,306,737
5.375%, 07/15/2025	3,000,000	3,262,500
5.125%, 05/15/2029	8,000,000	8,300,000
Dell Technologies, Inc.:
4.000%, 07/15/2024 (2)	5,000,000	5,238,621
4.900%, 10/01/2026 (2)	5,000,000	5,505,997
Deutsche Telekom International Finance BV,
8.750%, 06/15/2030 (1)	26,015,000	38,325,374
Diamond 1 Finance Corp. / Diamond 2 Finance Corp.:
4.420%, 06/15/2021 (2)	39,125,000	40,263,992
5.450%, 06/15/2023 (2)	42,180,000	45,754,308
6.020%, 06/15/2026 (2)	10,000,000	11,512,000
DISH DBS Corp.,
5.000%, 03/15/2023	2,500,000	2,564,625
Dominion Gas Holdings LLC,
3.600%, 12/15/2024	6,100,000	6,405,512
DuPont de Nemours, Inc.:
4.493%, 11/15/2025	9,275,000	10,215,385
5.319%, 11/15/2038	17,350,000	20,710,194
DXC Technology Co.:
4.450%, 09/18/2022	2,000,000	2,100,333
4.250%, 04/15/2024	52,810,000	56,100,298
4.750%, 04/15/2027	28,650,000	30,858,483
Eaton Corp.:
2.750%, 11/02/2022	2,625,000	2,678,558
4.000%, 11/02/2032	3,660,000	4,152,489
Ecolab, Inc.,
3.250%, 01/14/2023	6,325,000	6,527,202
EMC Corp.,
2.650%, 06/01/2020	200,000	200,036
Enable Midstream Partners LP,
4.400%, 03/15/2027	15,000,000	14,981,650
Enable Oklahoma Intrastate Transmission LLC,
6.250%, 03/15/2020 (2)	3,300,000	3,323,839
Enbridge Energy Partners LP:
7.500%, 04/15/2038	4,500,000	6,457,309
7.375%, 10/15/2045	23,298,000	34,806,496
Energy Transfer Operating LP:
4.250%, 03/15/2023	10,000,000	10,445,150
5.875%, 01/15/2024	15,000,000	16,607,098
6.000%, 06/15/2048	5,000,000	5,834,184
Energy Transfer Partners LP:
4.150%, 10/01/2020	13,475,000	13,618,663
4.050%, 03/15/2025	6,204,000	6,522,757
4.200%, 04/15/2027	8,650,000	9,059,590
6.500%, 02/01/2042	18,727,000	22,275,839
5.950%, 10/01/2043	2,702,000	3,018,224
5.150%, 03/15/2045	5,000,000	5,264,193
Eni SpA,
4.250%, 05/09/2029 (1)(2)	18,250,000	20,041,840
EnLink Midstream Partners LP,
4.400%, 04/01/2024	23,605,000	22,899,210
Enterprise Products Operating LLC,
3.350%, 03/15/2023	10,000,000	10,346,470
EQT Midstream Partners LP:
4.750%, 07/15/2023	22,000,000	22,070,212
4.125%, 12/01/2026	14,750,000	13,912,737
Equinix, Inc.,
2.625%, 11/18/2024	8,000,000	8,014,880
ERAC USA Finance LLC,
2.600%, 12/01/2021 (2)	10,400,000	10,480,338
FedEx Corp.:
3.900%, 02/01/2035	7,000,000	7,136,077
4.950%, 10/17/2048	13,500,000	14,758,989
Ferguson Finance PLC,
4.500%, 10/24/2028 (1)(2)	26,252,000	28,731,603
Fidelity National Information Services, Inc.:
3.500%, 04/15/2023	3,268,000	3,402,414
3.875%, 06/05/2024	6,367,000	6,776,572
3.000%, 08/15/2026	9,300,000	9,623,639
4.500%, 08/15/2046	6,700,000	7,696,998
Fiserv, Inc.:
3.500%, 10/01/2022	11,625,000	12,050,068
3.850%, 06/01/2025	11,720,000	12,506,273
3.200%, 07/01/2026	6,400,000	6,628,131
4.400%, 07/01/2049	20,000,000	22,705,669
Florida Gas Transmission Co. LLC,
3.875%, 07/15/2022 (2)	3,000,000	3,085,333
FMC Corp.,
3.200%, 10/01/2026	8,100,000	8,274,288
FMG Resources Pty Ltd.,
5.125%, 03/15/2023 (1)(2)	22,000,000	23,237,500
Fomento Economico Mexicano SAB de CV:
2.875%, 05/10/2023 (1)	11,700,000	11,807,216
4.375%, 05/10/2043 (1)	2,000,000	2,211,216
Ford Motor Credit Co. LLC:
2.681%, 01/09/2020	5,000,000	5,000,387
3.200%, 01/15/2021	11,250,000	11,312,934
5.750%, 02/01/2021	13,000,000	13,419,737
3.336%, 03/18/2021	5,500,000	5,541,355
5.875%, 08/02/2021	8,975,000	9,396,161
2.979%, 08/03/2022	20,000,000	20,031,041
4.250%, 09/20/2022	4,459,000	4,612,802
5.584%, 03/18/2024	20,000,000	21,650,796
3.664%, 09/08/2024	12,000,000	12,065,891
4.063%, 11/01/2024	7,000,000	7,144,097
Forest Laboratories, Inc.,
5.000%, 12/15/2021 (2)	41,397,000	43,298,367
Fortune Brands Home & Security, Inc.,
3.250%, 09/15/2029	14,000,000	14,159,819
Freeport-McMoRan, Inc.:
3.550%, 03/01/2022	6,208,000	6,285,600
3.875%, 03/15/2023	38,916,000	39,625,439
5.000%, 09/01/2027	12,000,000	12,600,000
5.250%, 09/01/2029	12,000,000	12,855,600
Fresenius Medical Care US Finance II, Inc.,
4.750%, 10/15/2024 (2)	8,075,000	8,731,275
Fresenius Medical Care US Finance III, Inc.,
3.750%, 06/15/2029 (2)	24,930,000	25,595,633
Fresenius US Finance II, Inc.,
4.500%, 01/15/2023 (2)	33,385,000	35,176,617
General Electric Co.:
5.550%, 05/04/2020	1,199,000	1,211,872
4.375%, 09/16/2020	838,000	850,988
5.300%, 02/11/2021	859,000	886,256
4.650%, 10/17/2021	2,420,000	2,523,116
3.150%, 09/07/2022	6,500,000	6,637,393
6.150%, 08/07/2037	2,000,000	2,487,159
General Mills, Inc.:
3.700%, 10/17/2023	20,000,000	21,075,891
4.000%, 04/17/2025	3,175,000	3,434,136
General Motors Financial Co., Inc.:
2.450%, 11/06/2020	9,000,000	9,021,707
3.700%, 11/24/2020	1,509,000	1,526,882
4.200%, 03/01/2021	21,283,000	21,743,154
3.200%, 07/06/2021	25,600,000	25,953,472
4.375%, 09/25/2021	4,875,000	5,051,364
3.450%, 01/14/2022	5,200,000	5,316,392
3.150%, 06/30/2022	13,050,000	13,301,835
4.150%, 06/19/2023	3,375,000	3,545,400
Genpact Luxembourg Sarl:
3.700%, 04/01/2022 (1)	43,005,000	43,630,924
3.375%, 12/01/2024 (1)	27,750,000	27,878,703
Georgia-Pacific LLC:
5.400%, 11/01/2020 (2)	11,000,000	11,305,343
3.163%, 11/15/2021 (2)	20,000,000	20,377,317
Glencore Finance (Canada) Ltd.:
4.950%, 11/15/2021 (1)(2)	2,000,000	2,091,543
4.250%, 10/25/2022 (1)(2)	7,000,000	7,329,181
6.000%, 11/15/2041 (1)(2)	9,400,000	10,506,715
Glencore Funding LLC:
4.125%, 05/30/2023 (2)	16,940,000	17,653,245
4.625%, 04/29/2024 (2)	26,730,000	28,339,146
4.000%, 03/27/2027 (2)	17,000,000	17,669,803
4.875%, 03/12/2029 (2)	18,000,000	19,558,067
Grupo Bimbo SAB de CV:
4.500%, 01/25/2022 (1)(2)	3,915,000	4,069,886
3.875%, 06/27/2024 (1)(2)	31,501,000	32,866,410
4.875%, 06/27/2044 (1)(2)	9,575,000	10,243,587
4.700%, 11/10/2047 (1)(2)	22,671,000	23,720,214
4.000%, 09/06/2049 (1)(2)	13,000,000	12,169,300
Gulf South Pipeline Co. LP,
4.000%, 06/15/2022	3,000,000	3,091,646
Gulfstream Natural Gas System LLC,
4.600%, 09/15/2025 (2)	10,000,000	10,815,133
HB Fuller Co.,
4.000%, 02/15/2027	6,725,000	6,657,750
HCA, Inc.:
5.000%, 03/15/2024	10,366,000	11,331,768
5.375%, 02/01/2025	25,300,000	27,977,499
5.250%, 04/15/2025	19,200,000	21,483,068
5.375%, 09/01/2026	1,000,000	1,113,750
5.875%, 02/01/2029	500,000	578,125
4.125%, 06/15/2029	15,000,000	15,916,188
Hewlett Packard Enterprise Co.,
3.600%, 10/15/2020	7,550,000	7,635,761
Hexcel Corp.:
4.700%, 08/15/2025	8,303,000	8,959,792
3.950%, 02/15/2027	19,000,000	19,824,578
Holcim US Finance Sarl & Cie SCS,
5.150%, 09/12/2023 (1)(2)	4,350,000	4,673,254
Husky Energy, Inc.:
4.000%, 04/15/2024 (1)	7,380,000	7,787,648
4.400%, 04/15/2029 (1)	15,000,000	16,138,556
Hutchison Whampoa International Ltd.:
3.250%, 11/08/2022 (1)(2)	4,625,000	4,739,006
3.625%, 10/31/2024 (1)(2)	15,000,000	15,690,915
Hyundai Capital America:
3.450%, 03/12/2021 (2)	20,950,000	21,207,714
3.000%, 03/18/2021 (2)	10,000,000	10,074,663
3.750%, 07/08/2021 (2)	10,150,000	10,353,178
3.100%, 04/05/2022 (2)	2,000,000	2,025,928
2.850%, 11/01/2022 (2)	5,225,000	5,283,232
3.400%, 06/20/2024 (2)	16,850,000	17,194,586
Hyundai Capital Services, Inc.,
2.625%, 09/29/2020 (1)(2)	9,225,000	9,240,998
IHS Markit Ltd.,
3.625%, 05/01/2024 (1)	10,000,000	10,390,500
Ingersoll-Rand Global Holding Co. Ltd.,
5.750%, 06/15/2043	4,126,000	5,264,767
Ingersoll-Rand Luxembourg Finance SA,
4.650%, 11/01/2044 (1)	1,300,000	1,470,063
International Business Machines Corp.,
4.150%, 05/15/2039	13,000,000	14,664,346
International Flavors & Fragrances, Inc.,
5.000%, 09/26/2048	10,000,000	11,353,906
Johnson Controls International PLC,
3.900%, 02/14/2026 (1)	3,645,000	3,858,525
Kansas City Southern,
4.700%, 05/01/2048	12,000,000	14,077,241
Kerry Group Financial Services Unltd Co.,
3.200%, 04/09/2023 (1)(2)	18,500,000	18,731,948
Keurig Dr Pepper, Inc.,
4.417%, 05/25/2025	7,000,000	7,645,217
Keysight Technologies, Inc.:
4.550%, 10/30/2024	7,283,000	7,937,731
4.600%, 04/06/2027	50,189,000	55,666,921
Kinder Morgan Energy Partners LP:
6.850%, 02/15/2020	4,645,000	4,668,437
7.300%, 08/15/2033	1,675,000	2,244,188
6.500%, 02/01/2037	400,000	498,944
6.950%, 01/15/2038	14,755,000	19,548,573
7.500%, 11/15/2040	15,783,000	21,754,088
Kinder Morgan, Inc.:
5.000%, 02/15/2021 (2)	10,008,000	10,291,920
8.050%, 10/15/2030	15,384,000	20,364,740
7.800%, 08/01/2031	16,174,000	22,304,588
7.750%, 01/15/2032	7,466,000	10,291,811
Kinross Gold Corp.,
6.875%, 09/01/2041 (1)	5,500,000	6,386,875
Kraft Heinz Foods Co.:
4.000%, 06/15/2023	17,000,000	17,880,402
6.750%, 03/15/2032	10,000,000	12,594,947
5.000%, 07/15/2035	7,375,000	8,194,027
5.000%, 06/04/2042	5,000,000	5,342,599
Lafarge SA,
7.125%, 07/15/2036 (1)	1,500,000	1,960,666
LafargeHolcim Finance US LLC,
3.500%, 09/22/2026 (2)	12,565,000	12,776,598
Lear Corp.:
5.250%, 01/15/2025	21,600,000	22,205,364
3.800%, 09/15/2027	7,725,000	7,803,038
Lennar Corp.,
4.125%, 01/15/2022	1,385,000	1,416,162
Lennox International, Inc.,
3.000%, 11/15/2023	10,000,000	10,177,547
Magellan Midstream Partners LP:
5.000%, 03/01/2026	10,000,000	11,292,100
4.200%, 03/15/2045	8,770,000	8,879,897
4.250%, 09/15/2046	1,230,000	1,312,968
3.950%, 03/01/2050	19,000,000	19,541,950
Marathon Oil Corp.,
2.800%, 11/01/2022	10,175,000	10,346,256
Marathon Petroleum Corp.:
3.400%, 12/15/2020	20,000,000	20,227,678
3.625%, 09/15/2024	2,500,000	2,626,111
5.125%, 12/15/2026	3,000,000	3,398,519
4.750%, 09/15/2044	3,985,000	4,381,011
Martin Marietta Materials, Inc.,
6.250%, 05/01/2037	450,000	549,655
Masco Corp.:
4.450%, 04/01/2025	5,000,000	5,428,715
6.500%, 08/15/2032	14,934,000	18,334,613
McDonald's Corp.,
3.700%, 01/30/2026	7,250,000	7,823,066
Microchip Technology, Inc.:
3.922%, 06/01/2021	12,845,000	13,136,333
4.333%, 06/01/2023	32,298,000	34,121,189
Micron Technology, Inc.,
4.640%, 02/06/2024	3,000,000	3,255,876
Microsoft Corp.,
4.200%, 11/03/2035	5,650,000	6,722,144
Midwest Connector Capital Co. LLC,
3.900%, 04/01/2024 (2)	13,695,000	14,377,538
Minera Mexico SA de CV,
4.500%, 01/26/2050 (1)(2)	5,000,000	5,087,500
Molex Electronic Technologies LLC:
2.878%, 04/15/2020 (2)	26,313,000	26,348,191
3.900%, 04/15/2025 (2)	8,250,000	8,516,611
Mosaic Co.,
5.450%, 11/15/2033	16,101,000	18,277,647
MPLX LP:
3.500%, 12/01/2022 (2)	8,600,000	8,854,591
4.875%, 12/01/2024	9,650,000	10,491,415
4.000%, 02/15/2025	8,125,000	8,496,132
4.875%, 06/01/2025	14,500,000	15,840,394
4.250%, 12/01/2027 (2)	6,519,000	6,863,941
5.500%, 02/15/2049	8,825,000	10,025,949
4.900%, 04/15/2058	5,000,000	5,098,962
MSCI, Inc.,
4.000%, 11/15/2029 (2)	6,500,000	6,589,375
Mylan NV:
3.750%, 12/15/2020 (1)	582,000	593,612
3.150%, 06/15/2021 (1)	8,100,000	8,206,459
3.950%, 06/15/2026 (1)	5,000,000	5,212,618
Mylan, Inc.:
3.125%, 01/15/2023 (2)	11,800,000	11,974,238
4.200%, 11/29/2023	4,525,000	4,791,526
4.550%, 04/15/2028	5,000,000	5,382,839
NCL Corp. Ltd.,
3.625%, 12/15/2024 (1)(2)	20,000,000	20,275,000
Newell Brands, Inc.,
3.850%, 04/01/2023	40,709,000	42,305,230
Newfield Exploration Co.,
5.750%, 01/30/2022	7,700,000	8,185,619
NGPL PipeCo LLC,
4.875%, 08/15/2027 (2)	20,000,000	21,258,752
Noble Energy, Inc.:
3.900%, 11/15/2024	3,000,000	3,171,422
5.050%, 11/15/2044	3,000,000	3,336,064
NuStar Logistics LP:
4.800%, 09/01/2020	4,275,000	4,328,438
6.750%, 02/01/2021	3,000,000	3,112,500
Nutrien Ltd.:
4.000%, 12/15/2026 (1)	10,000,000	10,649,590
4.125%, 03/15/2035 (1)	6,550,000	6,853,431
nVent Finance Sarl:
3.950%, 04/15/2023 (1)	11,055,000	11,228,862
4.550%, 04/15/2028 (1)	32,435,000	33,669,776
NXP Semiconductors N.V.:
4.625%, 06/15/2022 (1)(2)	3,326,000	3,505,696
3.875%, 09/01/2022 (1)(2)	9,300,000	9,649,209
Occidental Petroleum Corp.:
2.900%, 08/15/2024	10,000,000	10,163,395
7.150%, 05/15/2028	7,000,000	8,694,641
7.875%, 09/15/2031	12,790,000	17,162,008
6.450%, 09/15/2036	9,025,000	11,086,450
ONEOK Partners LP,
3.375%, 10/01/2022	4,007,000	4,123,979
ONEOK, Inc.:
4.250%, 02/01/2022	6,450,000	6,693,383
7.500%, 09/01/2023	22,959,000	26,801,305
2.750%, 09/01/2024	8,300,000	8,378,849
Oracle Corp.,
3.900%, 05/15/2035	7,425,000	8,281,631
Orange SA,
9.000%, 03/01/2031 (1)	33,426,000	51,777,943
Owens Corning:
4.200%, 12/01/2024	10,000,000	10,552,780
3.400%, 08/15/2026	5,000,000	5,084,225
Packaging Corp. of America,
4.500%, 11/01/2023	4,700,000	5,050,102
Pactiv LLC,
7.950%, 12/15/2025	1,338,000	1,528,665
PerkinElmer, Inc.,
3.300%, 09/15/2029	25,000,000	25,537,837
Pernod Ricard SA,
4.250%, 07/15/2022 (1)(2)	26,700,000	28,097,225
Perrigo Finance Unlimited Co.,
3.900%, 12/15/2024 (1)	31,500,000	32,377,761
Phillips 66:
4.650%, 11/15/2034	13,000,000	15,279,158
5.875%, 05/01/2042	5,000,000	6,755,945
4.875%, 11/15/2044	15,000,000	18,096,701
Phillips 66 Partners LP:
3.605%, 02/15/2025	2,000,000	2,096,647
3.150%, 12/15/2029	12,550,000	12,506,108
4.680%, 02/15/2045	2,000,000	2,171,035
Plains All American Pipeline LP / PAA Finance Corp.,
3.550%, 12/15/2029	20,000,000	19,729,876
Plum Creek Timberlands LP:
4.700%, 03/15/2021	1,200,000	1,230,833
3.250%, 03/15/2023	8,375,000	8,564,728
POSCO:
4.250%, 10/28/2020 (1)(2)	2,300,000	2,335,682
4.000%, 08/01/2023 (1)(2)	13,000,000	13,595,810
Qwest Capital Funding, Inc.,
7.625%, 08/03/2021	200,000	209,539
Regency Energy Partners LP / Regency Energy Finance Corp.,
4.500%, 11/01/2023	11,850,000	12,555,722
Reliance Holding USA, Inc.:
4.500%, 10/19/2020 (2)	2,000,000	2,031,700
5.400%, 02/14/2022 (2)	3,500,000	3,703,980
Republic Services, Inc.:
4.750%, 05/15/2023	13,459,000	14,494,327
2.900%, 07/01/2026	15,000,000	15,368,350
Rockies Express Pipeline LLC,
5.625%, 04/15/2020 (2)	2,695,000	2,723,561
Rogers Communications, Inc.,
4.350%, 05/01/2049 (1)	10,000,000	11,195,923
Sabine Pass Liquefaction LLC:
5.625%, 03/01/2025	14,500,000	16,331,473
5.875%, 06/30/2026	60,015,000	68,988,685
5.000%, 03/15/2027	15,300,000	16,842,072
Samarco Mineracao SA:
5.750%, 10/24/2023 (1)(2)(9)	5,475,000	3,695,625
5.375%, 09/26/2024 (1)(2)(9)	5,125,000	3,459,375
Schlumberger Holdings Corp.,
3.900%, 05/17/2028 (2)	11,096,000	11,821,721
Schneider Electric SE,
2.950%, 09/27/2022 (1)(2)	5,000,000	5,117,615
Seagate HDD Cayman,
4.250%, 03/01/2022 (1)	18,455,000	19,103,118
Sherwin-Williams Co.,
4.500%, 06/01/2047	10,550,000	11,991,997
Shire Acquisitions Investments Ireland DAC,
2.875%, 09/23/2023 (1)	54,946,000	55,990,906
Silgan Holdings, Inc.:
4.750%, 03/15/2025	1,000,000	1,022,500
4.125%, 02/01/2028 (2)	3,000,000	3,000,900
SK Telecom Co. Ltd.,
6.625%, 07/20/2027 (1)(2)	960,000	1,193,683
Smithfield Foods, Inc.:
2.650%, 10/03/2021 (2)	10,200,000	10,141,073
3.350%, 02/01/2022 (2)	31,389,000	31,481,784
5.200%, 04/01/2029 (2)	12,000,000	13,309,342
Sociedad Quimica y Minera de Chile SA,
3.625%, 04/03/2023 (1)(2)	8,093,000	8,242,721
Solvay Finance America LLC,
4.450%, 12/03/2025 (2)	37,426,000	40,500,208
Sonoco Products Co.,
4.375%, 11/01/2021	1,000,000	1,028,919
Spectra Energy Partners LP:
3.500%, 03/15/2025	15,150,000	15,858,120
4.500%, 03/15/2045	5,000,000	5,517,060
Standard Industries, Inc.:
5.375%, 11/15/2024 (2)	3,727,000	3,829,492
6.000%, 10/15/2025 (2)	8,511,000	8,947,189
4.750%, 01/15/2028 (2)	21,000,000	21,525,000
Stanley Black & Decker, Inc.,
4.850%, 11/15/2048	4,175,000	5,136,429
Steel Dynamics, Inc.,
2.800%, 12/15/2024	7,000,000	7,044,886
Sunoco Finance Corp.,
4.875%, 01/15/2023	2,000,000	2,045,040
Sunoco Logistics Partners Operations LP:
3.450%, 01/15/2023	2,000,000	2,034,204
6.100%, 02/15/2042	1,000,000	1,121,220
Suntory Holdings Ltd.,
2.550%, 06/28/2022 (1)(2)	2,000,000	2,010,900
Tallgrass Energy Finance Corp.,
4.750%, 10/01/2023 (2)	7,000,000	6,982,500
Targa Resources Partners LP:
6.500%, 07/15/2027 (2)	1,000,000	1,095,000
5.000%, 01/15/2028	28,000,000	28,560,000
TC PipeLines LP:
4.375%, 03/13/2025	26,205,000	27,907,662
3.900%, 05/25/2027	5,885,000	6,153,572
Tech Data Corp.,
3.700%, 02/15/2022	13,235,000	13,529,120
Telecom Italia Capital SA:
5.303%, 05/30/2024 (1)(2)	21,500,000	23,112,500
7.200%, 07/18/2036 (1)	3,175,000	3,761,740
Telefonica Emisiones SA:
5.462%, 02/16/2021 (1)	2,402,000	2,493,032
4.103%, 03/08/2027 (1)	8,125,000	8,795,492
5.213%, 03/08/2047 (1)	5,000,000	5,934,529
5.520%, 03/01/2049 (1)	12,000,000	15,054,870
Telefonica Emisiones SAU:
4.570%, 04/27/2023 (1)	1,000,000	1,076,143
7.045%, 06/20/2036 (1)	4,925,000	6,893,722
4.895%, 03/06/2048 (1)	9,475,000	10,849,227
TELUS Corp.,
2.800%, 02/16/2027 (1)	13,100,000	13,140,328
Tenet Healthcare Corp.,
6.750%, 06/15/2023	1,000,000	1,098,710
Teva Pharmaceutical Finance Netherlands III BV:
2.800%, 07/21/2023 (1)	24,275,000	22,515,063
3.150%, 10/01/2026 (1)	36,000,000	29,970,000
Timken Co.:
3.875%, 09/01/2024	18,500,000	19,265,670
4.500%, 12/15/2028	6,025,000	6,493,973
T-Mobile USA, Inc.,
4.750%, 02/01/2028	17,250,000	18,074,723
Total System Services, Inc.:
3.800%, 04/01/2021	9,199,000	9,379,967
4.000%, 06/01/2023	10,775,000	11,337,218
TransCanada PipeLines Ltd.,
4.750%, 05/15/2038 (1)	10,000,000	11,424,794
Transcontinental Gas Pipe Line Co. LLC,
4.450%, 08/01/2042	2,600,000	2,739,192
Transocean, Inc.:
8.375%, 12/15/2021 (1)	5,500,000	5,637,500
5.800%, 10/15/2022 (1)	5,000,000	4,825,000
TTX Co.:
4.650%, 06/15/2044 (2)	7,710,000	8,729,482
3.900%, 02/01/2045 (2)	25,325,000	27,147,444
Tyco Electronics Group SA,
7.125%, 10/01/2037 (1)	500,000	735,029
Tyson Foods, Inc.,
5.100%, 09/23/2048	4,650,000	5,855,087
United Rentals North America, Inc.:
4.625%, 10/15/2025	15,540,000	15,976,674
5.875%, 09/15/2026	13,000,000	13,945,750
6.500%, 12/15/2026	5,000,000	5,495,313
3.875%, 11/15/2027	5,000,000	5,104,750
4.875%, 01/15/2028	5,000,000	5,206,150
5.250%, 01/15/2030	3,000,000	3,228,900
Valaris PLC,
5.200%, 03/15/2025 (1)	6,000,000	3,330,000
Vale Overseas Ltd.:
6.250%, 08/10/2026 (1)	22,000,000	25,823,600
8.250%, 01/17/2034 (1)	425,000	596,594
6.875%, 11/21/2036 (1)	10,475,000	13,617,500
6.875%, 11/10/2039 (1)	15,850,000	20,644,625
Valeant Pharmaceuticals International, Inc.,
5.875%, 05/15/2023 (1)(2)	1,913,000	1,929,739
Valero Energy Corp.:
3.400%, 09/15/2026	17,500,000	18,343,913
6.625%, 06/15/2037	5,000,000	6,615,865
Valero Energy Partners LP,
4.500%, 03/15/2028	20,000,000	22,036,898
Verisk Analytics, Inc.:
5.800%, 05/01/2021	2,585,000	2,702,499
4.000%, 06/15/2025	10,000,000	10,768,555
Verizon Communications, Inc.:
4.500%, 08/10/2033	15,710,000	18,338,442
4.400%, 11/01/2034	790,000	915,813
4.272%, 01/15/2036	19,793,000	22,416,622
5.250%, 03/16/2037	18,225,000	22,889,310
4.812%, 03/15/2039	38,575,000	46,566,382
Viterra, Inc.,
5.950%, 08/01/2020 (1)(2)	7,000,000	7,146,039
Vodafone Group PLC:
3.750%, 01/16/2024 (1)	2,184,000	2,310,249
7.875%, 02/15/2030 (1)	9,793,000	13,669,284
6.150%, 02/27/2037 (1)	11,825,000	15,271,526
4.375%, 02/19/2043 (1)	5,054,000	5,427,913
Volkswagen Group of America Finance LLC:
4.000%, 11/12/2021 (2)	9,000,000	9,308,553
4.250%, 11/13/2023 (2)	18,000,000	19,182,658
2.850%, 09/26/2024 (2)	5,000,000	5,079,344
Vulcan Materials Co.:
4.500%, 04/01/2025	3,000,000	3,233,377
4.700%, 03/01/2048	500,000	562,884
Wabtec Corp.:
4.375%, 08/15/2023	9,750,000	10,252,099
4.400%, 03/15/2024	13,109,000	13,919,330
3.450%, 11/15/2026	27,225,000	27,532,683
4.950%, 09/15/2028	10,205,000	11,226,105
Walgreens Boots Alliance, Inc.:
3.300%, 11/18/2021	8,060,000	8,212,858
3.800%, 11/18/2024	10,000,000	10,424,009
3.450%, 06/01/2026	7,000,000	7,122,099
Walmart, Inc.,
4.050%, 06/29/2048	11,975,000	14,194,495
Walt Disney Co.:
3.700%, 09/15/2024	4,025,000	4,308,123
7.430%, 10/01/2026	3,300,000	4,287,663
5.400%, 10/01/2043	5,000,000	6,809,450
4.750%, 09/15/2044	1,950,000	2,436,049
Waste Management, Inc.,
3.900%, 03/01/2035	5,000,000	5,511,955
Weatherford International Ltd.,
11.000%, 12/01/2024 (1)(2)	332,000	358,975
Western Digital Corp.,
4.750%, 02/15/2026	57,075,000	59,500,688
Western Gas Partners LP,
4.000%, 07/01/2022	17,845,000	18,292,254
WestRock MWV LLC:
9.750%, 06/15/2020	1,160,000	1,196,825
8.200%, 01/15/2030	3,012,000	4,155,426
Williams Companies, Inc.:
5.250%, 03/15/2020	2,390,000	2,404,034
7.875%, 09/01/2021	5,065,000	5,523,922
3.700%, 01/15/2023	44,375,000	45,961,801
4.550%, 06/24/2024	7,629,000	8,236,742
7.500%, 01/15/2031	120,000	156,615
7.750%, 06/15/2031	3,500,000	4,668,071
8.750%, 03/15/2032	9,275,000	13,341,393
6.300%, 04/15/2040	1,590,000	1,972,723
5.750%, 06/24/2044	2,500,000	2,962,862
Woodside Finance Ltd.,
3.650%, 03/05/2025 (1)(2)	15,575,000	16,138,425
WRKCo, Inc.,
3.000%, 09/15/2024	6,000,000	6,123,131
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.,
4.250%, 05/30/2023 (2)	4,000,000	4,189,240
Xerox Corp.,
4.125%, 03/15/2023	35,175,000	36,450,094
Yara International ASA,
3.800%, 06/06/2026 (1)(2)	20,250,000	20,707,899
Zimmer Biomet Holdings, Inc.:
3.550%, 04/01/2025	5,000,000	5,273,044
5.750%, 11/30/2039	9,000,000	10,727,169
Zoetis, Inc.:
3.450%, 11/13/2020	11,885,000	12,013,237
3.250%, 02/01/2023	24,701,000	25,429,781
4.500%, 11/13/2025	16,275,000	18,027,470
Total Industrials (Cost $5,960,109,330)		6,294,472,658	26.3%

Utilities
Appalachian Power Co.,
6.700%, 08/15/2037	1,400,000	1,910,819
Berkshire Hathaway Energy Co.,
3.500%, 02/01/2025	7,000,000	7,432,043
CMS Energy Corp.,
5.050%, 03/15/2022	1,000,000	1,055,359
Consolidated Edison Co. of New York, Inc.,
4.625%, 12/01/2054	7,600,000	9,235,821
Dominion Energy, Inc.,
2.450%, 01/15/2023 (2)	15,000,000	15,052,424
Dominion Resources, Inc.,
5.950%, 06/15/2035	1,880,000	2,392,369
Edison International,
2.950%, 03/15/2023	5,000,000	5,005,031
EDP Finance BV:
4.125%, 01/15/2020 (1)(2)	8,816,000	8,806,444
3.625%, 07/15/2024 (1)(2)	45,999,000	47,795,238
Enel Finance International NV:
2.875%, 05/25/2022 (1)(2)	7,500,000	7,596,883
3.625%, 05/25/2027 (1)(2)	27,500,000	28,494,146
3.500%, 04/06/2028 (1)(2)	7,000,000	7,166,097
6.800%, 09/15/2037 (1)(2)	3,875,000	5,159,043
6.000%, 10/07/2039 (1)(2)	631,000	795,075
4.750%, 05/25/2047 (1)(2)	42,584,000	47,961,680
Exelon Corp.:
3.950%, 06/15/2025	15,775,000	16,971,653
5.100%, 06/15/2045	5,875,000	7,085,789
Exelon Generation Co. LLC,
5.600%, 06/15/2042	6,100,000	6,979,318
Fortis Inc.,
3.055%, 10/04/2026 (1)	8,762,000	8,949,729
Infraestructura Energetica Nova SAB de CV,
3.750%, 01/14/2028 (1)(2)	5,000,000	4,862,500
KeySpan Corp.,
8.000%, 11/15/2030	1,875,000	2,581,143
Mega Advance Investments Ltd.,
5.000%, 05/12/2021 (1)(2)	2,800,000	2,886,716
NiSource, Inc.,
3.950%, 03/30/2048	11,775,000	12,417,978
PSEG Power LLC,
3.000%, 06/15/2021	25,027,000	25,314,733
RGS I&M Funding Corp.,
9.820%, 12/07/2022	347,777	373,508
Southern Co.,
2.950%, 07/01/2023	17,400,000	17,849,083
Talent Yield Investments Ltd.,
4.500%, 04/25/2022 (1)(2)	6,000,000	6,233,088
Total Utilities (Cost $292,479,047)		308,363,710	1.3%

Financials
ABN AMRO Bank NV:
7.750%, 05/15/2023 (1)(2)	8,000,000	9,186,646
4.750%, 07/28/2025 (1)(2)	37,818,000	41,177,017
4.800%, 04/18/2026 (1)(2)	34,925,000	38,092,470
AerCap Holdings N.V.:
4.875%, 01/16/2024 (1)	6,708,000	7,272,290
2.875%, 08/14/2024 (1)	39,395,000	39,749,491
AIA Group Ltd.,
3.200%, 03/11/2025 (1)(2)	9,000,000	9,234,990
AIG SunAmerica Global Financing X,
6.900%, 03/15/2032 (2)	2,000,000	2,805,554
Air Lease Corp.,
4.250%, 02/01/2024	8,175,000	8,771,255
Ally Financial, Inc.:
4.125%, 03/30/2020	10,000,000	10,037,500
5.125%, 09/30/2024	3,000,000	3,308,370
American International Group, Inc.:
6.400%, 12/15/2020	3,500,000	3,644,594
4.875%, 06/01/2022	25,951,000	27,705,892
3.750%, 07/10/2025	11,400,000	12,201,949
3.875%, 01/15/2035	15,000,000	15,927,456
6.820%, 11/15/2037	4,173,000	5,738,933
AmSouth Bancorporation,
6.750%, 11/01/2025	1,110,000	1,312,218
Anthem, Inc.:
3.350%, 12/01/2024	7,050,000	7,359,023
2.375%, 01/15/2025	4,075,000	4,070,211
ANZ New Zealand (Int'l) Ltd.:
2.750%, 02/03/2021 (1)(2)	10,000,000	10,080,188
2.125%, 07/28/2021 (1)(2)	17,175,000	17,218,013
Aon Corp.,
5.000%, 09/30/2020	150,000	153,219
Aon PLC,
3.875%, 12/15/2025 (1)	14,490,000	15,596,541
Assurant, Inc.:
3.197%, 03/26/2021 (3 Month LIBOR USD + 1.250%) (3)	1,916,000	1,916,222
3.700%, 02/22/2030	10,000,000	10,138,553
Australia & New Zealand Banking Group Ltd.,
4.500%, 03/19/2024 (1)(2)	32,000,000	34,071,955
Banco Santander SA:
3.500%, 04/11/2022 (1)	12,000,000	12,327,931
3.848%, 04/12/2023 (1)	16,700,000	17,421,852
5.179%, 11/19/2025 (1)	11,150,000	12,493,394
Bank of America Corp.:
2.625%, 04/19/2021	17,500,000	17,660,334
2.369%, 07/21/2021 (3 Month LIBOR USD + 0.660%) (3)	4,500,000	4,509,245
3.300%, 01/11/2023	22,650,000	23,417,429
3.004%, 12/20/2023 (3 Month LIBOR USD + 0.790%) (3)	8,352,000	8,546,976
3.864%, 07/23/2024 (3 Month LIBOR USD + 0.940%) (3)	12,575,000	13,233,708
3.458%, 03/15/2025 (3 Month LIBOR USD + 0.970%) (3)	9,650,000	10,077,362
3.093%, 10/01/2025 (3 Month LIBOR USD + 1.090%) (3)	22,000,000	22,706,067
2.456%, 10/22/2025 (3 Month LIBOR USD + 0.870%) (3)	8,000,000	8,053,522
3.366%, 01/23/2026 (3 Month LIBOR USD + 0.810%) (3)	22,700,000	23,744,170
3.248%, 10/21/2027	6,000,000	6,254,747
7.750%, 05/14/2038	725,000	1,142,893
Bank of Montreal:
1.900%, 08/27/2021 (1)	26,450,000	26,499,853
3.803%, 12/15/2032 (5 Year Swap Rate USD + 1.432%) (1)(3)	5,000,000	5,214,750
Bank of Nova Scotia:
2.450%, 09/19/2022 (1)	8,225,000	8,349,120
4.500%, 12/16/2025 (1)	8,048,000	8,841,617
Banque Federative du Credit Mutuel SA,
3.750%, 07/20/2023 (1)(2)	12,475,000	13,083,792
Barclays PLC:
3.250%, 01/12/2021 (1)	25,000,000	25,211,000
3.684%, 01/10/2023 (1)	22,500,000	23,073,593
4.610%, 02/15/2023 (3 Month LIBOR USD + 1.400%) (1)(3)	10,000,000	10,445,025
4.338%, 05/16/2024 (3 Month LIBOR USD + 1.356%) (1)(3)	5,000,000	5,272,000
3.650%, 03/16/2025 (1)	17,350,000	18,059,177
4.337%, 01/10/2028 (1)	10,000,000	10,732,967
BBVA USA:
2.875%, 06/29/2022	15,700,000	15,924,415
3.875%, 04/10/2025	37,470,000	39,365,193
Berkshire Hathaway Finance Corp.,
4.400%, 05/15/2042	3,500,000	4,118,173
BNP Paribas SA:
3.500%, 03/01/2023 (1)(2)	4,000,000	4,139,502
3.375%, 01/09/2025 (1)(2)	8,000,000	8,309,088
4.375%, 09/28/2025 (1)(2)	4,700,000	5,062,989
2.819%, 11/19/2025 (3 Month LIBOR USD + 1.111%) (1)(2)(3)	42,500,000	43,004,776
BNZ International Funding Ltd.:
2.400%, 02/21/2020 (1)(2)	8,000,000	8,002,666
2.750%, 03/02/2021 (1)(2)	18,750,000	18,918,822
3.375%, 03/01/2023 (1)(2)	24,750,000	25,595,992
BPCE SA:
5.700%, 10/22/2023 (1)(2)	33,770,000	37,295,926
4.625%, 07/11/2024 (1)(2)	3,185,000	3,426,948
5.150%, 07/21/2024 (1)(2)	30,902,000	33,913,367
4.500%, 03/15/2025 (1)(2)	27,475,000	29,607,530
Brown & Brown, Inc.,
4.500%, 03/15/2029	11,090,000	12,206,734
Cantor Fitzgerald LP,
4.875%, 05/01/2024 (2)	5,000,000	5,332,723
Capital One Financial Corp.:
3.200%, 01/30/2023	5,000,000	5,140,943
3.750%, 07/28/2026	5,000,000	5,268,340
3.800%, 01/31/2028	6,960,000	7,484,949
Capital One NA,
3.375%, 02/15/2023	54,066,000	55,860,883
CIT Bank NA,
2.969%, 09/27/2025 (SOFR + 1.715%) (3)	21,219,000	21,165,952
CIT Group, Inc.:
4.125%, 03/09/2021	100,000	101,886
5.000%, 08/01/2023	5,000,000	5,387,500
4.750%, 02/16/2024	13,000,000	13,877,500
5.250%, 03/07/2025	100,000	110,000
Citigroup, Inc.:
2.400%, 02/18/2020	8,000,000	8,003,218
2.350%, 08/02/2021	8,125,000	8,175,144
3.142%, 01/24/2023 (3 Month LIBOR USD + 0.722%) (3)	10,000,000	10,195,943
2.876%, 07/24/2023 (3 Month LIBOR USD + 0.950%) (3)	12,450,000	12,660,657
3.337%, 09/01/2023 (3 Month LIBOR USD + 1.430%) (3)	8,000,000	8,169,797
3.352%, 04/24/2025 (3 Month LIBOR USD + 0.897%) (3)	11,000,000	11,448,855
3.700%, 01/12/2026	4,700,000	5,013,168
3.887%, 01/10/2028 (3 Month LIBOR USD + 1.563%) (3)	30,000,000	32,331,361
Citizens Bank NA,
2.550%, 05/13/2021	6,175,000	6,222,485
Citizens Financial Group, Inc.,
2.850%, 07/27/2026	23,400,000	23,846,819
CNA Financial Corp.:
5.750%, 08/15/2021	9,752,000	10,308,547
7.250%, 11/15/2023	12,400,000	14,500,161
4.500%, 03/01/2026	21,125,000	23,301,341
3.450%, 08/15/2027	9,000,000	9,381,545
CNO Financial Group, Inc.,
5.250%, 05/30/2025	18,640,000	20,643,800
Comerica Bank,
4.000%, 07/27/2025	21,425,000	23,002,358
Commonwealth Bank of Australia:
4.500%, 12/09/2025 (1)(2)	19,000,000	20,548,137
3.610%, 09/12/2034 (5 Year CMT Rate + 2.050%) (1)(2)(3)	25,000,000	25,144,931
Cooperatieve Rabobank UA:
3.875%, 02/08/2022 (1)	4,150,000	4,322,181
4.625%, 12/01/2023 (1)	7,229,000	7,835,666
4.375%, 08/04/2025 (1)	11,805,000	12,811,163
3.750%, 07/21/2026 (1)	26,000,000	27,091,611
Credit Agricole SA:
3.375%, 01/10/2022 (1)(2)	23,225,000	23,766,553
3.750%, 04/24/2023 (1)(2)	8,375,000	8,761,114
3.250%, 10/04/2024 (1)(2)	8,575,000	8,888,777
4.375%, 03/17/2025 (1)(2)	37,093,000	39,766,487
Credit Suisse Group AG:
3.574%, 01/09/2023 (1)(2)	9,000,000	9,247,954
4.207%, 06/12/2024 (3 Month LIBOR USD + 1.240%) (1)(2)(3)	6,000,000	6,347,112
2.593%, 09/11/2025 (SOFR + 1.560%) (1)(3)	13,700,000	13,739,199
4.282%, 01/09/2028 (1)(2)	16,750,000	18,225,765
3.869%, 01/12/2029 (3 Month LIBOR USD + 1.410%) (1)(2)(3)	10,850,000	11,561,480
Credit Suisse Group Funding Guernsey Ltd.:
3.800%, 06/09/2023 (1)	21,400,000	22,406,274
3.750%, 03/26/2025 (1)	15,000,000	15,878,280
4.550%, 04/17/2026 (1)	5,000,000	5,551,166
CyrusOne LP / CyrusOne Finance Corp.,
2.900%, 11/15/2024	10,000,000	10,038,400
Daiwa Securities Group, Inc.,
3.129%, 04/19/2022 (1)(2)	14,175,000	14,450,931
Deutsche Bank AG:
2.950%, 08/20/2020 (1)	8,625,000	8,645,166
3.150%, 01/22/2021 (1)	16,954,000	17,031,105
3.375%, 05/12/2021 (1)	5,450,000	5,507,461
4.250%, 10/14/2021 (1)	29,900,000	30,752,802
5.000%, 02/14/2022 (1)	10,000,000	10,445,557
3.300%, 11/16/2022 (1)	17,625,000	17,807,669
3.950%, 02/27/2023 (1)	14,875,000	15,255,233
Digital Realty Trust LP:
4.450%, 07/15/2028	7,000,000	7,752,109
3.600%, 07/01/2029	41,950,000	43,668,262
Discover Bank:
3.100%, 06/04/2020	12,000,000	12,044,668
3.350%, 02/06/2023	7,000,000	7,219,237
4.650%, 09/13/2028	23,225,000	26,181,236
Discover Financial Services:
3.950%, 11/06/2024	25,000,000	26,553,956
4.100%, 02/09/2027	4,600,000	4,956,978
First Horizon National Corp.,
3.500%, 12/15/2020	29,022,000	29,341,099
First Republic Bank,
4.625%, 02/13/2047	1,850,000	2,111,375
FMR LLC:
4.950%, 02/01/2033 (2)	4,235,000	5,193,184
6.500%, 12/14/2040 (2)	1,820,000	2,594,110
GE Capital International Funding Co. Unlimited Co.:
2.342%, 11/15/2020 (1)	24,200,000	24,219,535
3.373%, 11/15/2025 (1)	5,000,000	5,209,945
4.418%, 11/15/2035 (1)	10,000,000	10,697,340
Globe Life, Inc.:
3.800%, 09/15/2022	1,275,000	1,307,001
4.550%, 09/15/2028	9,350,000	10,394,284
Goldman Sachs Group, Inc.:
5.250%, 07/27/2021	1,100,000	1,154,362
2.350%, 11/15/2021	10,000,000	10,039,736
5.750%, 01/24/2022	15,100,000	16,210,081
3.514%, 11/29/2023 (3 Month LIBOR USD + 1.600%) (3)	10,000,000	10,358,000
3.500%, 01/23/2025	9,400,000	9,868,237
3.272%, 09/29/2025 (3 Month LIBOR USD + 1.201%) (3)	24,000,000	24,847,296
3.814%, 04/23/2029 (3 Month LIBOR USD + 1.158%) (3)	17,875,000	19,177,701
4.223%, 05/01/2029 (3 Month LIBOR USD + 1.301%) (3)	15,050,000	16,593,817
6.345%, 02/15/2034	125,000	162,402
6.750%, 10/01/2037	300,000	416,739
Guardian Life Insurance Co. of America:
4.875%, 06/19/2064 (2)	11,215,000	13,705,394
4.850%, 01/24/2077 (2)	10,546,000	12,852,287
Harborwalk Funding Trust,
5.077%, 02/15/2069 (3 Month LIBOR USD + 3.191%) (2)(3)	10,000,000	11,805,079
Hartford Financial Services Group, Inc.,
3.600%, 08/19/2049	15,725,000	16,138,953
High Street Funding Trust I,
4.111%, 02/15/2028 (2)	9,000,000	9,691,683
High Street Funding Trust II,
4.682%, 02/15/2048 (2)	7,000,000	7,989,569
Highmark, Inc.,
4.750%, 05/15/2021 (2)	7,800,000	8,024,817
HSBC Holdings PLC:
3.400%, 03/08/2021 (1)	9,100,000	9,244,586
2.650%, 01/05/2022 (1)	4,000,000	4,044,131
3.262%, 03/13/2023 (3 Month LIBOR USD + 1.055%) (1)(3)	30,996,000	31,704,592
3.600%, 05/25/2023 (1)	6,000,000	6,259,709
3.950%, 05/18/2024 (3 Month LIBOR USD + 0.987%) (1)(3)	9,000,000	9,469,433
3.803%, 03/11/2025 (3 Month LIBOR USD + 1.211%) (1)(3)	5,200,000	5,458,991
4.583%, 06/19/2029 (3 Month LIBOR USD + 1.535%) (1)(3)	17,125,000	19,149,896
3.973%, 05/22/2030 (3 Month LIBOR USD + 1.610%) (1)(3)	4,775,000	5,149,192
Humana, Inc.,
8.150%, 06/15/2038	8,983,000	13,190,880
Huntington Bancshares, Inc.:
3.150%, 03/14/2021	17,225,000	17,438,750
2.300%, 01/14/2022	15,225,000	15,309,345
Huntington National Bank,
2.875%, 08/20/2020	12,275,000	12,336,825
ING Bank NV,
5.800%, 09/25/2023 (1)(2)	62,161,000	68,994,779
ING Groep NV,
3.150%, 03/29/2022 (1)	4,000,000	4,089,819
Invesco Finance PLC,
3.125%, 11/30/2022 (1)	5,500,000	5,654,899
Jackson National Life Global Funding,
3.250%, 01/30/2024 (2)	10,000,000	10,375,801
Jefferies Group LLC:
4.850%, 01/15/2027	15,750,000	17,396,291
6.450%, 06/08/2027	1,300,000	1,525,062
4.150%, 01/23/2030	30,200,000	32,026,493
John Hancock Life Insurance Co.,
7.375%, 02/15/2024 (2)	17,615,000	20,595,443
JPMorgan Chase & Co.:
2.295%, 08/15/2021	22,000,000	22,054,205
4.350%, 08/15/2021	2,400,000	2,492,450
4.500%, 01/24/2022	4,400,000	4,620,100
3.200%, 01/25/2023	5,350,000	5,521,434
3.166%, 10/24/2023 (3 Month LIBOR USD + 1.230%) (3)	10,000,000	10,170,070
3.559%, 04/23/2024 (3 Month LIBOR USD + 0.730%) (3)	15,575,000	16,230,540
3.125%, 01/23/2025	21,850,000	22,803,466
2.301%, 10/15/2025 (SOFR + 1.160%) (3)	10,000,000	9,988,724
KeyBank NA:
2.250%, 03/16/2020	9,425,000	9,430,545
3.400%, 05/20/2026	21,575,000	22,475,075
KeyCorp,
2.900%, 09/15/2020	17,200,000	17,314,582
LeasePlan Corp. NV,
2.875%, 10/24/2024 (1)(2)	59,675,000	59,654,749
Liberty Mutual Group, Inc.:
6.500%, 03/15/2035 (2)	750,000	978,908
3.951%, 10/15/2050 (2)	900,000	936,141
Liberty Mutual Insurance Co.,
7.697%, 10/15/2097 (2)	375,000	534,104
Life Storage LP,
3.875%, 12/15/2027	2,575,000	2,716,312
Lincoln National Corp.,
6.300%, 10/09/2037	2,190,000	2,834,944
Lloyds Bank PLC:
5.800%, 01/13/2020 (1)(2)	6,350,000	6,356,546
4.050%, 08/16/2023 (1)	6,575,000	6,971,944
2.907%, 11/07/2023 (3 Month LIBOR USD + 0.810%) (1)(3)	21,520,000	21,844,386
3.750%, 01/11/2027 (1)	7,800,000	8,204,341
4.375%, 03/22/2028 (1)	15,000,000	16,544,829
3.574%, 11/07/2028 (3 Month LIBOR USD + 1.205%) (1)(3)	21,550,000	22,517,276
Macquarie Bank Ltd.:
2.400%, 01/21/2020 (1)(2)	17,750,000	17,752,039
6.625%, 04/07/2021 (1)(2)	275,000	289,582
4.875%, 06/10/2025 (1)(2)	7,800,000	8,445,724
Macquarie Group Ltd.:
3.189%, 11/28/2023 (3 Month LIBOR USD + 1.023%) (1)(2)(3)	35,850,000	36,638,696
4.150%, 03/27/2024 (3 Month LIBOR USD + 1.330%) (1)(2)(3)	21,000,000	22,070,537
Manufacturers & Traders Trust Co.,
3.020%, 12/28/2020 (1 Month LIBOR USD + 1.215%) (3)	9,483,000	9,488,603
Manulife Financial Corp.,
4.150%, 03/04/2026 (1)	16,375,000	18,026,228
Marsh & McLennan Companies, Inc.:
4.800%, 07/15/2021	1,000,000	1,036,322
3.300%, 03/14/2023	6,875,000	7,113,322
3.750%, 03/14/2026	9,225,000	9,914,484
5.875%, 08/01/2033	3,729,000	4,862,558
Massachusetts Mutual Life Insurance Co.:
7.625%, 11/15/2023 (2)	3,184,000	3,632,204
3.729%, 10/15/2070 (2)	19,253,000	18,618,792
4.900%, 04/01/2077 (2)	8,000,000	9,658,489
MBIA Insurance Corp.,
13.261%, 01/15/2033 (3 Month LIBOR USD + 11.260%) (2)(3)(9)	700,000	479,013
MetLife, Inc.:
4.875%, 11/13/2043	3,375,000	4,185,232
4.050%, 03/01/2045	9,025,000	10,477,774
Metropolitan Life Insurance Co.,
7.800%, 11/01/2025 (2)	3,725,000	4,709,500
Mitsubishi UFJ Financial Group, Inc.:
2.190%, 09/13/2021 (1)	20,000,000	20,059,313
3.455%, 03/02/2023 (1)	15,000,000	15,524,597
2.801%, 07/18/2024 (1)	10,000,000	10,203,053
Mizuho Financial Group, Inc.:
2.953%, 02/28/2022 (1)	9,750,000	9,928,665
2.601%, 09/11/2022 (1)	5,000,000	5,066,377
3.922%, 09/11/2024 (3 Month LIBOR USD + 1.000%) (1)(3)	9,000,000	9,456,216
2.555%, 09/13/2025 (3 Month LIBOR USD + 1.100%) (1)(3)	20,000,000	20,005,775
3.170%, 09/11/2027 (1)	24,650,000	25,395,768
Morgan Stanley:
3.125%, 01/23/2023	15,000,000	15,421,287
3.750%, 02/25/2023	1,000,000	1,047,210
3.336%, 10/24/2023 (3 Month LIBOR USD + 1.400%) (3)	10,000,000	10,215,860
3.737%, 04/24/2024 (3 Month LIBOR USD + 0.847%) (3)	25,000,000	26,122,426
3.700%, 10/23/2024	5,000,000	5,311,520
2.720%, 07/22/2025 (SOFR + 1.152%) (3)	15,000,000	15,189,636
4.000%, 07/23/2025	2,500,000	2,705,161
3.875%, 01/27/2026	7,000,000	7,518,652
3.125%, 07/27/2026	13,175,000	13,603,727
3.591%, 07/22/2028 (3 Month LIBOR USD + 1.340%) (3)	15,350,000	16,321,860
MUFG Americas Holdings Corp.,
3.500%, 06/18/2022	1,150,000	1,189,717
National Australia Bank Ltd.,
3.933%, 08/02/2034 (5 Year CMT Rate + 1.880%) (1)(2)(3)	5,000,000	5,196,968
Nationwide Building Society:
3.766%, 03/08/2024 (3 Month LIBOR USD + 1.064%) (1)(2)(3)	14,500,000	15,012,375
3.900%, 07/21/2025 (1)(2)	8,100,000	8,737,286
4.000%, 09/14/2026 (1)(2)	58,541,000	61,631,413
4.302%, 03/08/2029 (3 Month LIBOR USD + 1.452%) (1)(2)(3)	1,425,000	1,554,370
3.960%, 07/18/2030 (3 Month LIBOR USD + 1.855%) (1)(2)(3)	10,125,000	10,877,776
4.125%, 10/18/2032 (5 Year Mid Swap Rate USD + 1.849%) (1)(2)(3)	8,000,000	8,332,600
Nationwide Financial Services, Inc.:
5.375%, 03/25/2021 (2)	15,088,000	15,672,294
3.900%, 11/30/2049 (2)	17,500,000	18,238,424
Nationwide Mutual Insurance Co.:
7.875%, 04/01/2033 (2)	5,600,000	7,993,788
9.375%, 08/15/2039 (2)	27,409,000	46,596,484
New England Mutual Life Insurance Co.,
7.875%, 02/15/2024 (2)	3,200,000	3,839,525
New York Life Insurance Co.:
6.750%, 11/15/2039 (2)	25,105,000	36,817,312
4.450%, 05/15/2069 (2)	10,000,000	11,463,199
Nomura Holdings, Inc.,
6.700%, 03/04/2020 (1)	3,050,000	3,073,610
Peachtree Corners Funding Trust,
3.976%, 02/15/2025 (2)	16,000,000	16,916,553
People's United Bank NA,
4.000%, 07/15/2024	4,400,000	4,597,425
Pine Street Trust I,
4.572%, 02/15/2029 (2)	5,000,000	5,385,666
Principal Financial Group, Inc.:
3.300%, 09/15/2022	1,215,000	1,249,626
3.125%, 05/15/2023	3,675,000	3,772,712
Protective Life Corp.,
4.300%, 09/30/2028 (2)	4,105,000	4,444,157
Prudential Financial, Inc.,
3.878%, 03/27/2028	11,025,000	12,090,579
Prudential Insurance Co. of America,
8.300%, 07/01/2025 (2)	21,011,000	26,978,295
Raymond James Financial, Inc.:
3.625%, 09/15/2026	425,000	449,275
4.950%, 07/15/2046	15,000,000	17,538,607
Realty Income Corp.,
3.875%, 04/15/2025	10,000,000	10,785,225
Regions Financial Corp.:
2.750%, 08/14/2022	14,900,000	15,169,423
3.800%, 08/14/2023	19,737,000	20,894,807
Reliance Standard Life Global Funding II:
2.500%, 01/15/2020 (2)	14,000,000	14,000,706
3.050%, 01/20/2021 (2)	10,954,000	11,071,714
2.625%, 07/22/2022 (2)	9,700,000	9,835,848
2.500%, 10/30/2024 (2)	20,000,000	19,984,546
Royal Bank of Canada,
4.650%, 01/27/2026 (1)	29,930,000	33,201,851
Royal Bank of Scotland Group PLC:
3.498%, 05/15/2023 (3 Month LIBOR USD + 1.480%) (1)(3)	62,335,000	63,859,748
4.519%, 06/25/2024 (3 Month LIBOR USD + 1.550%) (1)(3)	17,475,000	18,564,958
4.269%, 03/22/2025 (3 Month LIBOR USD + 1.762%) (1)(3)	8,300,000	8,818,363
4.892%, 05/18/2029 (3 Month LIBOR USD + 1.754%) (1)(3)	4,250,000	4,807,682
4.445%, 05/08/2030 (3 Month LIBOR USD + 1.871%) (1)(3)	11,000,000	12,155,045
Santander Holdings USA, Inc.,
3.400%, 01/18/2023	5,750,000	5,895,738
Santander UK Group Holdings PLC:
2.875%, 08/05/2021 (1)	9,375,000	9,462,357
3.823%, 11/03/2028 (3 Month LIBOR USD + 1.400%) (1)(3)	6,000,000	6,329,531
Santander UK PLC:
5.000%, 11/07/2023 (1)(2)	36,375,000	39,112,728
4.000%, 03/13/2024 (1)	7,700,000	8,231,628
SMBC Aviation Capital Finance DAC,
3.550%, 04/15/2024 (1)(2)	15,000,000	15,581,884
Societe Generale SA:
5.200%, 04/15/2021 (1)(2)	10,100,000	10,504,622
3.250%, 01/12/2022 (1)(2)	20,000,000	20,413,255
4.250%, 09/14/2023 (1)(2)	9,725,000	10,329,219
5.000%, 01/17/2024 (1)(2)	13,000,000	14,020,019
3.875%, 03/28/2024 (1)	10,000,000	10,517,560
2.625%, 10/16/2024 (1)(2)	14,575,000	14,579,860
4.250%, 04/14/2025 (1)(2)	21,975,000	23,093,380
Standard Chartered PLC:
2.250%, 04/17/2020 (1)(2)	7,000,000	7,002,316
3.050%, 01/15/2021 (1)(2)	14,000,000	14,089,185
3.885%, 03/15/2024 (3 Month LIBOR USD + 1.080%) (1)(2)(3)	17,600,000	18,226,130
3.785%, 05/21/2025 (3 Month LIBOR USD + 1.560%) (1)(2)(3)	25,500,000	26,527,636
5.700%, 03/26/2044 (1)(2)	14,000,000	18,009,256
Stifel Financial Corp.:
3.500%, 12/01/2020	5,000,000	5,063,457
4.250%, 07/18/2024	19,615,000	20,885,455
Sumitomo Mitsui Banking Corp.:
2.450%, 01/16/2020 (1)	13,025,000	13,027,774
3.000%, 01/18/2023 (1)	2,500,000	2,556,864
Sumitomo Mitsui Financial Group, Inc.:
2.784%, 07/12/2022 (1)	13,325,000	13,555,605
3.102%, 01/17/2023 (1)	16,125,000	16,539,561
2.696%, 07/16/2024 (1)	10,400,000	10,549,520
2.448%, 09/27/2024 (1)	20,000,000	20,051,106
SunTrust Banks, Inc.:
3.689%, 08/02/2024 (3 Month LIBOR USD + 0.735%) (3)	6,345,000	6,661,204
3.300%, 05/15/2026	28,734,000	29,906,924
Swedbank AB,
2.650%, 03/10/2021 (1)(2)	7,025,000	7,066,547
Synchrony Financial:
3.750%, 08/15/2021	16,825,000	17,207,883
4.250%, 08/15/2024	33,325,000	35,569,387
4.500%, 07/23/2025	12,795,000	13,805,934
3.700%, 08/04/2026	5,388,000	5,568,142
3.950%, 12/01/2027	23,000,000	24,174,637
Synovus Financial Corp.,
3.125%, 11/01/2022	19,588,000	19,797,592
Trinity Acquisition PLC:
4.400%, 03/15/2026 (1)	15,776,000	17,154,517
6.125%, 08/15/2043 (1)	22,605,000	29,123,198
UBS Group Funding Switzerland AG:
3.375%, 09/24/2020 (3 Month LIBOR USD + 1.440%) (1)(2)(3)	26,350,000	26,591,103
2.650%, 02/01/2022 (1)(2)	10,000,000	10,102,833
3.491%, 05/23/2023 (1)(2)	34,075,000	35,067,938
2.859%, 08/15/2023 (3 Month LIBOR USD + 0.954%) (1)(2)(3)	31,700,000	32,208,340
UnitedHealth Group, Inc.,
4.625%, 07/15/2035	12,175,000	14,789,226
Voya Financial, Inc.,
3.650%, 06/15/2026	7,102,000	7,503,368
Wells Fargo & Co.:
3.069%, 01/24/2023	12,000,000	12,247,633
3.157%, 10/31/2023 (3 Month LIBOR USD + 1.230%) (3)	10,000,000	10,177,900
3.000%, 02/19/2025	5,225,000	5,391,797
2.406%, 10/30/2025 (3 Month LIBOR USD + 0.825%) (3)	10,000,000	10,009,424
3.000%, 04/22/2026	4,000,000	4,114,742
Westpac Banking Corp.:
2.100%, 05/13/2021 (1)	13,300,000	13,338,988
4.322%, 11/23/2031 (5 Year Mid Swap Rate USD + 2.236%) (1)(3)	10,000,000	10,589,538
4.110%, 07/24/2034 (5 Year CMT Rate + 2.000%) (1)(3)	10,000,000	10,483,443
Willis North America, Inc.:
2.950%, 09/15/2029	7,600,000	7,532,810
5.050%, 09/15/2048	15,000,000	17,695,943
Willis Towers Watson PLC,
5.750%, 03/15/2021 (1)	20,329,000	21,189,515
Total Financials (Cost $4,373,403,685)		4,570,412,610	19.1%
Total Corporate Bonds (Cost $10,625,992,062)		11,173,248,978	46.7%

Municipal Bonds
Bellevue Union School District,
5.000%, 08/01/2028	625,000	713,113
California Housing Finance Agency,
2.794%, 08/01/2036 (Callable 08/01/2025)	11,290,000	11,358,869
California Qualified School Bond Joint Powers Authority:
6.739%, 09/01/2026	2,415,000	2,851,970
7.155%, 03/01/2027	1,700,000	2,029,868
Camden County Improvement Authority,
7.747%, 07/01/2034 (Callable 07/01/2020)	1,100,000	1,128,402
Central Valley Support Joint Powers Agency,
5.676%, 09/01/2024	1,500,000	1,717,200
City of Vernon CA,
4.500%, 08/01/2022	7,500,000	7,924,500
Colton Joint Unified School District,
6.008%, 08/01/2026	1,250,000	1,502,150
County of Hamilton OH,
3.756%, 06/01/2042	20,000,000	20,075,400
Hillsborough City School District:
0.000%, 09/01/2036 (Callable 09/01/2021)	10,000,000	4,938,400
0.000%, 09/01/2042 (Callable 09/01/2021)	10,000,000	3,673,200
Iowa Student Loan Liquidity Corp.,
2.989%, 12/01/2039 (Callable 12/01/2029)	5,600,000	5,389,888
Iowa Tobacco Settlement Authority,
6.500%, 06/01/2023 (Callable 01/31/2020)	1,735,000	1,760,782
Massachusetts Educational Financing Authority,
3.775%, 07/01/2035 (Callable 07/01/2029)	10,000,000	10,178,900
New Hampshire Housing Finance Authority:
3.100%, 07/01/2021	1,355,000	1,377,710
3.750%, 07/01/2034 (Callable 07/01/2023)	2,475,000	2,520,243
North Carolina Housing Finance Agency:
2.870%, 07/01/2032 (Callable 01/01/2024)	2,795,000	2,812,133
2.812%, 07/01/2035 (Callable 01/01/2024)	3,455,000	3,472,448
North East Texas Independent School District,
5.240%, 08/01/2027	3,000,000	3,561,600
Public Finance Authority,
0.000%, 12/15/2027	17,000,000	12,864,580
Rhode Island Housing & Mortgage Finance Corp.,
2.913%, 10/01/2039 (Callable 10/01/2023)	1,715,000	1,723,935
State of Illinois,
6.200%, 07/01/2021	7,955,000	8,244,960
Three Rivers Local School District,
5.209%, 09/15/2027 (Callable 12/01/2020)	1,350,000	1,384,722
West Allis West Milwaukee School District,
4.000%, 04/01/2020 (Callable 01/31/2020)	15,250,000	15,268,300
West Contra Costa Unified School District,
6.250%, 08/01/2030	4,320,000	5,665,982
Westlake City School District,
5.227%, 12/01/2026 (Callable 12/01/2020)	1,160,000	1,193,605
Total Municipal Bonds (Cost $131,233,775)		135,332,860	0.6%

Residential Mortgage-Backed Securities
U.S. Government Agency Issues
Fannie Mae REMIC Trust:
Series 1991-21, Class J, 7.000%, 03/25/2021	80	80
Series 1991-43, Class J, 7.000%, 05/25/2021	6,556	6,660
Series 1991-65, Class Z, 6.500%, 06/25/2021	3,311	3,366
Series 1992-129, Class L, 6.000%, 07/25/2022	15,649	16,234
Series 1993-32, Class H, 6.000%, 03/25/2023	5,297	5,524
Series 1993-58, Class H, 5.500%, 04/25/2023	23,738	24,615
Federal Gold Loan Mortgage Corp. (FGLMC):
5.000%, 12/01/2020	2,842	2,939
5.000%, 05/01/2021	4,093	4,230
6.000%, 06/01/2021	2,100	2,137
3.000%, 05/01/2027	3,958,062	4,064,121
6.500%, 12/01/2028	11,517	12,790
6.500%, 06/01/2029	4,709	5,230
3.000%, 10/01/2030	29,350,877	30,291,718
3.000%, 02/01/2032	45,348,975	46,804,789
3.500%, 05/01/2032	22,714,782	23,770,920
3.500%, 01/01/2034	22,579,070	23,626,918
5.000%, 03/01/2036	4,224,781	4,657,777
5.500%, 04/01/2037	89,756	100,805
5.500%, 04/01/2038	57,220	64,276
5.500%, 05/01/2038	95,501	107,245
5.500%, 01/01/2039	14,966,853	16,852,781
4.500%, 11/01/2039	1,980,976	2,151,947
4.500%, 11/01/2039	573,051	622,671
4.500%, 08/01/2040	1,953,088	2,122,146
4.500%, 08/01/2040	2,782,423	3,014,112
4.000%, 10/01/2040	19,937,624	21,394,945
4.000%, 01/01/2041	13,945,955	14,966,343
3.500%, 06/01/2042	3,835,884	4,044,926
3.500%, 06/01/2042	5,894,642	6,217,337
3.500%, 07/01/2042	22,751,625	24,024,762
3.500%, 07/01/2042	33,175,895	34,980,449
3.000%, 08/01/2042	18,928,081	19,514,547
3.500%, 09/01/2042	12,662,643	13,371,523
3.000%, 11/01/2042	44,589,629	45,971,795
3.500%, 12/01/2042	19,767,682	20,841,465
3.000%, 01/01/2043	32,483,844	33,501,426
3.000%, 02/01/2043	6,320,190	6,513,731
3.500%, 02/01/2043	13,672,415	14,434,758
3.000%, 03/01/2043	15,070,314	15,531,516
3.000%, 04/01/2043	13,059,313	13,458,113
3.000%, 04/01/2043	11,197,891	11,541,746
3.000%, 06/01/2043	10,494,893	10,806,041
3.000%, 08/01/2043	23,892,956	24,613,155
4.500%, 12/01/2043	10,573,617	11,497,083
3.500%, 05/01/2044	12,490,815	13,222,696
3.500%, 08/01/2044	23,048,660	24,149,149
3.500%, 08/01/2044	28,912,808	30,479,690
4.000%, 09/01/2044	12,022,975	12,793,256
4.000%, 10/01/2044	18,392,694	19,705,974
3.500%, 01/01/2045	21,059,693	22,210,094
4.000%, 02/01/2045	12,661,123	13,424,966
3.500%, 06/01/2045	24,179,050	25,597,381
3.500%, 07/01/2045	21,716,387	22,882,231
3.000%, 10/01/2045	31,929,432	32,902,342
4.000%, 10/01/2045	18,872,050	20,009,745
3.500%, 12/01/2045	24,287,069	25,387,543
4.000%, 12/01/2045	7,690,218	8,154,044
3.000%, 01/01/2046	82,755,581	85,442,065
3.500%, 01/01/2046	49,415,499	52,091,038
4.000%, 02/01/2046	22,701,652	24,315,718
4.000%, 02/01/2046	10,509,898	11,139,959
3.500%, 03/01/2046	6,306,910	6,676,686
4.000%, 05/01/2046	912,410	965,100
3.500%, 08/01/2046	74,431,342	78,795,553
4.000%, 08/01/2046	12,161,642	13,029,994
3.000%, 10/01/2046	66,147,162	67,932,227
3.000%, 10/01/2046	87,568,372	90,201,858
4.500%, 11/01/2046	70,436,527	76,434,505
4.000%, 01/01/2047	42,363,545	45,550,380
3.000%, 05/01/2047	73,107,140	75,078,965
3.500%, 08/01/2047	23,405,964	24,671,442
4.000%, 06/01/2048	64,272,696	69,677,707
4.000%, 08/01/2048	37,249,108	39,538,287
Federal Home Loan Mortgage Corp. (FHLMC):
Series 1053, Class G, 7.000%, 03/15/2021	404	412
Series 136, Class E, 6.000%, 04/15/2021	1	1
Series 1122, Class G, 7.000%, 08/15/2021	1,133	1,160
Series 1186, Class I, 7.000%, 12/15/2021	2,921	3,016
Federal National Mortgage Association (FNMA):
5.000%, 11/01/2021	1,033	1,067
3.000%, 04/01/2027	7,417,991	7,612,612
2.500%, 12/01/2027	11,432,146	11,584,895
5.000%, 05/01/2028	30,157	32,170
6.500%, 09/01/2028	8,135	9,029
6.500%, 02/01/2029	19,218	21,389
3.000%, 07/01/2029	16,177,549	16,655,623
4.500%, 07/01/2030	3,453,799	3,699,078
3.000%, 08/01/2030	23,528,152	24,269,164
3.000%, 01/01/2031	64,640,940	66,673,825
4.000%, 11/01/2031	15,911,905	16,946,879
3.500%, 01/01/2032	39,256,438	41,056,649
5.500%, 01/01/2032	7,714	8,416
2.500%, 07/01/2032	24,493,346	24,869,338
2.500%, 12/01/2032	91,158,183	92,386,438
3.500%, 09/01/2033	60,823,336	63,771,232
5.000%, 09/01/2033	10,668,888	11,758,412
4.500%, 10/01/2033	19,621,209	21,099,878
3.000%, 11/01/2033	96,719,781	100,180,867
4.000%, 01/01/2034	11,294,572	12,030,966
5.500%, 04/01/2034	609,041	685,181
4.000%, 09/01/2034	16,481,580	17,553,425
5.500%, 09/01/2034	27,451	30,896
5.000%, 02/01/2035	15,476,383	17,056,388
5.000%, 02/01/2035	10,731,758	11,825,213
5.500%, 02/01/2035	24,190	27,218
5.000%, 04/01/2035	1,090,801	1,202,309
5.000%, 07/01/2035	3,144,862	3,465,502
5.000%, 02/01/2036	1,935,795	2,133,886
5.000%, 03/01/2036	883,408	973,717
5.500%, 04/01/2036	2,852,909	3,210,402
4.000%, 05/01/2037	59,475,043	63,021,347
3.500%, 08/01/2037	37,752,217	39,209,709
2.500%, 04/01/2038	64,328,895	64,971,210
6.000%, 05/01/2038	4,573,822	5,244,150
4.500%, 04/01/2039	15,261,585	16,621,123
4.000%, 06/01/2039	10,471,543	11,185,996
5.000%, 06/01/2039	13,651,183	14,985,636
4.500%, 01/01/2040	7,133,098	7,740,659
4.500%, 01/01/2040	3,029,274	3,282,564
5.000%, 06/01/2040	11,577,106	12,685,858
4.000%, 08/01/2040	939,963	1,007,540
4.500%, 08/01/2040	4,070,718	4,420,237
4.500%, 08/01/2040	11,093,272	12,044,556
4.000%, 10/01/2040	1,668,287	1,789,024
4.000%, 11/01/2040	17,363,295	18,621,586
4.000%, 12/01/2040	3,626,076	3,908,396
3.500%, 01/01/2041	1,903,601	2,006,518
4.000%, 01/01/2041	3,667,842	3,934,322
3.500%, 02/01/2041	2,156,880	2,273,249
4.000%, 02/01/2041	361,760	388,007
4.500%, 02/01/2041	47,372,834	51,357,287
3.500%, 03/01/2041	14,714,046	15,507,629
4.000%, 03/01/2041	6,557,147	7,032,310
4.500%, 07/01/2041	4,749,169	5,155,720
3.500%, 09/01/2041	30,506,152	32,151,582
4.000%, 09/01/2041	2,862,610	3,070,328
3.500%, 11/01/2041	15,996,162	16,861,790
3.500%, 12/01/2041	2,885,903	3,041,672
4.000%, 12/01/2041	13,259,521	14,211,449
4.000%, 01/01/2042	24,753,306	26,541,987
4.500%, 01/01/2042	9,804,541	10,645,770
4.000%, 02/01/2042	21,758,784	23,296,325
3.000%, 04/01/2042	58,025,261	59,709,962
3.000%, 05/01/2042	3,390,475	3,493,029
3.500%, 05/01/2042	16,382,493	17,265,306
3.500%, 06/01/2042	6,337,225	6,680,131
3.500%, 07/01/2042	105,793,697	111,930,720
3.500%, 08/01/2042	10,116,652	10,664,104
3.500%, 09/01/2042	16,918,818	17,834,345
3.000%, 10/01/2042	17,106,886	17,700,829
3.000%, 03/01/2043	6,421,925	6,601,176
3.000%, 04/01/2043	2,141,091	2,205,173
3.000%, 05/01/2043	25,180,563	25,933,648
3.000%, 05/01/2043	7,310,592	7,530,516
3.500%, 05/01/2043	16,387,996	17,292,362
3.000%, 06/01/2043	27,251,333	28,064,788
3.500%, 06/01/2043	8,456,671	9,065,033
3.000%, 07/01/2043	21,280,779	21,926,221
4.000%, 07/01/2043	28,894,093	30,923,307
3.000%, 08/01/2043	7,834,875	8,062,184
3.500%, 09/01/2043	36,114,051	38,038,271
4.500%, 09/01/2043	15,190,429	16,491,802
4.000%, 01/01/2045	12,611,676	13,350,352
3.500%, 02/01/2045	47,749,304	50,321,183
4.000%, 02/01/2045	14,150,378	15,146,478
4.000%, 02/01/2045	7,107,106	7,615,157
4.000%, 02/01/2045	4,181,943	4,430,942
4.000%, 02/01/2045	19,040,490	20,348,535
4.000%, 03/01/2045	10,236,551	10,961,579
4.000%, 11/01/2045	42,630,674	44,898,736
3.500%, 12/01/2045	37,899,476	39,532,219
4.000%, 12/01/2045	54,639,075	57,888,226
4.000%, 12/01/2045	21,334,284	22,928,787
4.500%, 02/01/2046	28,590,604	31,017,529
4.500%, 08/01/2046	29,385,686	31,591,930
3.000%, 10/01/2046	27,211,944	27,946,181
3.500%, 11/01/2046	31,847,302	33,251,948
4.000%, 02/01/2047	21,845,732	22,999,836
4.000%, 03/01/2047 (8)	28,876,267	31,029,700
4.000%, 03/01/2047	39,605,280	41,930,388
4.000%, 11/01/2047	16,603,552	17,457,064
3.500%, 12/01/2047	53,249,536	55,358,621
4.000%, 12/01/2047	85,872,102	90,200,215
3.500%, 05/01/2048	94,617,631	99,139,170
5.000%, 11/01/2048	37,829,946	41,708,004
Government National Mortgage Association (GNMA):
6.000%, 12/20/2028	14,671	16,325
6.500%, 01/20/2029	7,902	8,994
6.000%, 11/20/2033	10,731	12,245
5.000%, 07/20/2040	562,075	620,798
4.000%, 01/20/2041	8,851,308	9,389,558
4.000%, 08/20/2041	5,133,816	5,449,176
3.500%, 10/20/2041	9,341,935	9,872,022
4.000%, 12/20/2041	6,754,324	7,169,418
4.000%, 02/20/2042	13,155,828	13,964,839
4.000%, 06/20/2042	10,986,935	11,660,550
3.500%, 09/20/2042	7,394,310	7,784,652
4.000%, 09/20/2044	37,860,701	40,140,983
3.000%, 04/20/2045	14,961,048	15,454,490
3.500%, 04/20/2045	20,178,216	20,988,786
4.000%, 05/20/2045	15,760,774	16,672,989
3.500%, 06/20/2045	19,395,479	20,221,506
3.500%, 10/20/2045	65,110,297	68,117,768
4.500%, 01/20/2046	14,877,595	15,878,974
4.000%, 04/20/2046	22,191,256	23,331,950
4.000%, 05/20/2046	8,210,217	8,593,692
4.500%, 06/20/2047	27,296,873	29,070,987
4.500%, 07/20/2047	18,671,707	19,882,761
4.500%, 09/20/2047	97,135,285	102,831,940
3.500%, 02/20/2048	42,597,790	44,496,099
Seasoned Credit Risk Transfer Trust,
Series 2019-4, Class MA, 3.000%, 02/25/2059	62,383,440	63,591,820
Total U.S. Government Agency Issues (Cost $4,319,025,650)		4,432,763,485	18.5%

Non-U.S. Government Agency Issues
ABFC Trust,
Series 2006-OPT1, Class A3C2, 1.942%, 09/25/2036 (1 Month LIBOR USD + 0.150%) (3)	6,118,153	6,017,725
Accredited Mortgage Loan Trust,
Series 2005-4, Class A2D, 2.112%, 12/25/2035 (1 Month LIBOR USD + 0.320%) (3)	2,276,105	2,272,387
ACE Securities Corp. Home Equity Loan Trust,
Series 2006-OP1, Class A2C, 1.942%, 04/25/2036 (1 Month LIBOR USD + 0.150%) (3)	2,952,680	2,946,196
Alternative Loan Trust:
Series 2005-3CB, Class 2A1, 5.000%, 03/25/2020 (6)	152,023	148,091
Series 2005-50CB, Class 4A1, 5.000%, 11/25/2020 (6)	55,036	55,092
Series 2005-85CB, Class 3A1, 5.250%, 02/25/2021 (6)	21,143	20,847
Series 2006-7CB, Class 3A1, 5.250%, 05/25/2021	176,242	174,179
Series 2006-J5, Class 3A1, 4.131%, 07/25/2021 (4)	15,334	14,830
Series 2006-43CB, Class 2A1, 6.000%, 02/25/2022 (6)	69,577	69,642
Series 2005-11CB, Class 2A6, 5.500%, 06/25/2025 (6)	5,512,419	5,482,249
Series 2004-18CB, Class 1A1, 6.000%, 09/25/2034	3,663,601	3,772,538
Series 2005-6CB, Class 1A4, 5.500%, 04/25/2035 (6)	13,287,080	13,193,492
Series 2005-29CB, Class A1, 5.500%, 07/25/2035 (6)	2,504,510	2,203,469
Series 2005-49CB, Class A5, 5.500%, 11/25/2035 (6)	2,407,014	2,193,504
Series 2005-73CB, Class 1A7, 5.500%, 01/25/2036 (6)	353,374	353,944
Series 2005-85CB, Class 2A2, 5.500%, 02/25/2036 (6)	2,999,634	2,881,799
Series 2006-28CB, Class A17, 6.000%, 10/25/2036 (6)	488,387	385,511
AMRESCO Residential Securities Corp. Mortgage Loan Trust,
Series 1998-2, Class A6, 6.405%, 12/25/2027	314	312
Argent Securities Inc. Asset-Backed Pass-Through Certificates,
Series 2005-W5, Class A1, 2.027%, 01/25/2036 (1 Month LIBOR USD + 0.235%) (3)	32,122,176	31,969,544
Arroyo Mortgage Trust:
Series 2018-1, Class A1, 3.763%, 04/25/2048 (2)(4)	4,633,127	4,687,045
Series 2019-3, Class A1, 2.962%, 10/25/2048 (2)(4)	44,337,527	44,544,490
Asset Backed Securities Corp. Home Equity Loan Trust:
Series 2006-HE2, Class A1, 1.982%, 03/25/2036 (1 Month LIBOR USD + 0.190%) (3)	13,738,626	13,687,234
Series 2006-HE6, Class A4, 1.952%, 11/25/2036 (1 Month LIBOR USD + 0.160%) (3)	502,506	496,195
Banc of America Alternative Loan Trust:
Series 2004-6, Class 4A1, 5.000%, 05/01/2020	304,566	314,881
Series 2005-8, Class 5A1, 5.500%, 09/25/2020 (6)	26,817	25,639
Series 2007-1, Class 1A1, 5.211%, 04/25/2022 (4)	220,600	218,188
Series 2003-8, Class 1CB1, 5.500%, 10/25/2033	2,017,924	2,116,692
Series 2005-9, Class 1CB3, 5.500%, 10/25/2035 (6)	34,658	34,936
Series 2005-9, Class 2CB1, 6.000%, 10/25/2035 (6)	5,228,106	5,221,100
Series 2006-5, Class CB7, 6.000%, 06/25/2046 (6)	196,414	194,322
Banc of America Funding Trust:
Series 2005-C, Class A1, 2.005%, 05/20/2035 (1 Month LIBOR USD + 0.240%) (3)	4,702,962	4,705,946
Series 2007-C, Class 1A3, 4.366%, 05/20/2036 (4)(6)	1,975,057	1,973,555
Series 2006-G, Class 1A1, 2.145%, 07/20/2036 (1 Month LIBOR USD + 0.380%) (3)	27,344,841	27,119,506
Series 2007-C, Class 7A5, 2.065%, 05/20/2047 (1 Month LIBOR USD + 0.300%) (3)(6)	2,388,045	2,354,443
Bayview Financial Trust:
Series 2007-A, Class 1A2, 6.205%, 05/28/2037 (7)	44,990	44,887
Series 2007-B, Class 1A2, 6.831%, 08/28/2037 (7)	93,966	91,336
Bear Stearns ARM Trust,
Series 2005-9, Class A1, 4.270%, 10/25/2035 (1 Year CMT Rate + 2.300%) (3)	589,656	604,560
Bear Stearns Asset Backed Securities I Trust:
Series 2005-HE4, Class M2, 2.752%, 04/25/2035 (1 Month LIBOR USD + 0.960%) (3)	3,716,260	3,723,565
Series 2007-HE5, Class 1A2, 1.972%, 11/25/2035 (1 Month LIBOR USD + 0.180%) (3)	596,231	596,075
Series 2006-HE8, Class 21A2, 1.962%, 07/25/2036 (1 Month LIBOR USD + 0.170%) (3)	4,170,743	4,163,672
Bear Stearns Asset Backed Securities Trust,
Series 2007-2, Class A2, 2.112%, 05/25/2037 (1 Month LIBOR USD + 0.320%) (3)	1,144,434	1,151,118
Carrington Mortgage Loan Trust:
Series 2005-NC1, Class M2, 2.572%, 02/26/2035 (1 Month LIBOR USD + 0.780%) (3)	2,060,183	2,065,179
Series 2007-HE1, Class A2, 1.942%, 06/25/2037 (1 Month LIBOR USD + 0.150%) (3)	793,829	790,945
Chase Mortgage Finance Trust:
Series 2005-A2, Class 1A5, 4.086%, 01/25/2036 (4)(6)	802,756	793,874
Series 2006-A1, Class 2A3, 4.305%, 09/25/2036 (4)(6)	585,277	556,458
Series 2007-A1, Class 3A1, 4.511%, 02/25/2037 (4)	2,664,907	2,708,156
Series 2007-A1, Class 2A3, 4.690%, 02/25/2037 (4)	1,154,722	1,182,281
CHL Mortgage Pass-Through Trust,
Series 2005-6, Class 2A1, 5.500%, 04/25/2035	341,370	327,474
Citicorp Mortgage Securities Trust:
Series 2006-3, Class 1A4, 6.000%, 06/25/2036	4,239,633	4,302,250
Series 2007-2, Class 1A3, 6.000%, 02/25/2037 (6)	1,103,767	1,081,182
Citicorp Residential Mortgage Trust:
Series 2007-1, Class A6, 5.297%, 03/25/2037 (7)	18,619	19,134
Series 2007-2, Class A4, 5.059%, 06/25/2037 (7)	8,723,495	8,748,473
Citigroup Mortgage Loan Trust,
Series 2018-RP2, Class A1, 3.500%, 02/25/2058 (2)(4)	19,048,776	19,508,901
Citigroup Mortgage Loan Trust, Inc.:
Series 2006-AR1, Class 1A1, 4.970%, 10/25/2035 (1 Year CMT Rate + 2.400%) (3)	8,628,675	8,622,836
Series 2005-9, Class 22A2, 6.000%, 10/25/2035 (6)	3,098,596	3,187,305
Series 2005-9, Class 2A2, 5.500%, 11/25/2035 (6)	64,224	64,212
Series 2007-AMC4, Class A2C, 1.962%, 05/25/2037 (1 Month LIBOR USD + 0.170%) (3)	1,263,372	1,259,282
Countrywide Asset-Backed Certificates:
Series 2005-13, Class AF3, 5.430%, 02/25/2033 (4)(6)	252,018	222,917
Series 2006-23, Class 2A3, 1.962%, 08/25/2033 (1 Month LIBOR USD + 0.170%) (3)	1,829,781	1,824,255
Series 2006-22, Class 2A3, 1.952%, 01/25/2034 (1 Month LIBOR USD + 0.160%) (3)	6,053,200	6,022,925
Series 2007-11, Class 2A3, 1.982%, 04/25/2034 (1 Month LIBOR USD + 0.190%) (3)	5,538,898	5,490,418
Series 2004-12, Class AF6, 4.634%, 03/25/2035 (4)	4,296	4,327
Series 2005-10, Class AF6, 4.414%, 12/25/2035 (4)	153,994	156,915
Series 2006-10, Class 1AF3, 5.971%, 12/25/2035 (4)(6)	472,527	443,728
Series 2006-13, Class 3AV2, 1.942%, 01/25/2037 (1 Month LIBOR USD + 0.150%) (3)	1,596,123	1,594,366
Series 2006-13, Class 1AF3, 4.275%, 01/25/2037 (4)	14,775	14,815
Series 2007-9, Class 2A3, 1.972%, 06/25/2047 (1 Month LIBOR USD + 0.180%) (3)	20,445,078	20,310,335
Credit Suisse First Boston Mortgage Securities Corp.,
Series 2005-7, Class 3A1, 5.000%, 08/25/2020	12,084	10,693
Credit-Based Asset Servicing & Securitization LLC,
Series 2007-CB4, Class A1A, 1.882%, 04/25/2037 (1 Month LIBOR USD + 0.090%) (3)	3,300,936	3,201,968
CWABS Asset-Backed Certificates Trust:
Series 2006-14, Class 2A2, 1.942%, 04/25/2033 (1 Month LIBOR USD + 0.150%) (3)	108,812	108,779
Series 2004-15, Class AF6, 4.613%, 04/25/2035 (4)	3,772	3,789
Series 2005-7, Class AF6, 4.693%, 08/25/2035 (4)	20,118	20,299
Series 2006-9, Class 1AF3, 5.859%, 08/25/2036 (4)(6)	211,060	198,756
Series 2006-18, Class 2A2, 1.952%, 03/25/2037 (1 Month LIBOR USD + 0.160%) (3)	3,694,652	3,666,039
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust:
Series 2005-1, Class 1A1, 2.292%, 02/25/2035 (1 Month LIBOR USD + 0.500%) (3)	5,764,586	5,561,930
Series 2005-2, Class 1A7, 5.377%, 04/25/2035 (4)	8,307,087	8,382,232
First Franklin Mortgage Loan Trust:
Series 2006-FF3, Class A2B, 1.992%, 02/25/2036 (1 Month LIBOR USD + 0.200%) (3)	6,132,248	6,124,381
Series 2006-FF6, Class A4, 2.042%, 04/25/2036 (1 Month LIBOR USD + 0.250%) (3)	23,238,211	22,991,044
First Horizon Alternative Mortgage Securities Trust:
Series 2006-FA6, Class 3A1, 5.750%, 11/25/2021 (6)	27,762	27,302
Series 2006-FA8, Class 2A1, 5.750%, 01/25/2022 (6)	124,154	97,956
Series 2004-AA1, Class A1, 3.840%, 06/25/2034 (4)	4,055,835	4,090,524
Series 2005-AA2, Class 2A1, 3.851%, 04/25/2035 (4)	1,778,765	1,809,055
Fremont Home Loan Trust,
Series 2005-B, Class M4, 2.497%, 04/25/2035 (1 Month LIBOR USD + 0.705%) (3)	1,270,694	1,271,661
GE Capital Mortgage Services, Inc. Trust,
Series 1999-HE1, Class A7, 6.265%, 04/25/2029	93	94
GS Mortgage Securities Trust,
Series 2018-RPL1, Class A1A, 3.750%, 10/25/2057 (2)	59,856,108	61,844,408
GSAA Home Equity Trust:
Series 2004-6, Class A1, 2.592%, 06/25/2034 (1 Month LIBOR USD + 0.800%) (3)	1,166,682	1,161,828
Series 2005-14, Class 1A1, 2.042%, 12/25/2035 (1 Month LIBOR USD + 0.250%) (3)	13,390,104	13,269,323
GSAMP Trust:
Series 2005-AHL2, Class A2C, 2.032%, 12/25/2035 (1 Month LIBOR USD + 0.240%) (3)	2,426,138	2,423,323
Series 2006-HE7, Class A2D, 2.022%, 10/25/2036 (1 Month LIBOR USD + 0.230%) (3)	1,147,501	1,142,935
GSR Mortgage Loan Trust:
Series 2004-15F, Class 5A1, 5.500%, 01/25/2020	24,603	22,666
Series 2005-3F, Class 2A4, 6.000%, 03/25/2035	2,567,017	2,616,470
Series 2005-AR2, Class 2A1, 4.678%, 04/25/2035 (4)	2,746,869	2,748,367
Home Equity Asset Trust,
Series 2004-7, Class A1, 2.512%, 01/25/2035 (1 Month LIBOR USD + 0.720%) (3)	10,084,238	10,103,304
HomeBanc Mortgage Trust,
Series 2005-4, Class A1, 2.062%, 10/25/2035 (1 Month LIBOR USD + 0.270%) (3)	3,811,507	3,857,738
HSI Asset Securitization Corp. Trust,
Series 2006-OPT4, Class 2A3, 1.952%, 03/25/2036 (1 Month LIBOR USD + 0.160%) (3)	2,221,110	2,212,596
J.P. Morgan Alternative Loan Trust:
Series 2005-S1, Class 3A1, 5.500%, 10/25/2020	48,640	48,443
Series 2006-A1, Class 2A1, 4.134%, 03/25/2036 (4)(6)	74,291	70,352
Series 2007-S1, Class A1, 2.072%, 06/25/2037 (1 Month LIBOR USD + 0.280%) (3)	5,961,728	5,734,310
J.P. Morgan Mortgage Trust:
Series 2006-S3, Class 2A3, 5.000%, 08/25/2021 (6)	4,611	4,697
Series 2005-A8, Class 2A3, 3.912%, 11/25/2035 (4)	4,915,644	4,739,663
Series 2006-A2, Class 2A1, 4.187%, 04/25/2036 (4)(6)	1,227,210	1,202,948
Series 2006-A2, Class 3A3, 4.202%, 04/25/2036 (4)(6)	1,441,770	1,319,356
Series 2006-A7, Class 2A2, 3.826%, 01/25/2037 (4)(6)	2,018,737	1,961,121
Series 2006-A7, Class 2A4R, 3.826%, 01/25/2037 (4)(6)	2,064,775	2,005,845
Series 2007-A2, Class 2A3, 4.324%, 04/25/2037 (4)	4,000,187	3,727,760
Series 2007-A4, Class 2A3, 4.506%, 06/25/2037 (4)	4,707,698	4,311,748
Luminent Mortgage Trust,
Series 2005-1, Class A1, 2.052%, 11/25/2035 (1 Month LIBOR USD + 0.260%) (3)	7,807,942	7,721,371
MASTR Alternative Loan Trust:
Series 2005-3, Class 4A1, 5.500%, 03/25/2020	1,483	1,478
Series 2004-2, Class 2A1, 6.000%, 02/25/2034	2,329,067	2,398,952
Series 2004-8, Class 2A1, 6.000%, 09/25/2034	1,804,915	1,886,577
Series 2005-6, Class 1A5, 5.500%, 12/25/2035 (6)	2,288,848	2,161,230
MASTR Asset Backed Securities Trust,
Series 2006-NC1, Class A4, 2.392%, 01/25/2036 (1 Month LIBOR USD + 0.600%) (3)	1,492,138	1,493,901
Mercedes-Benz Auto Receivables Trust,
Series 2005-A5, Class A3, 4.310%, 06/25/2035 (4)	1,815,245	1,830,031
Merrill Lynch Mortgage Investors Trust,
Series 2004-F, Class A1B, 2.412%, 12/25/2029 (1 Month LIBOR USD + 0.620%) (3)	5,759,172	5,647,234
Mill City Mortgage Loan Trust:
Series 2018-2, Class A1, 3.500%, 05/25/2058 (2)(4)	30,965,658	31,574,985
Series 2018-3, Class A1, 3.500%, 08/25/2058 (2)(4)	12,689,702	13,000,362
Series 2019-1, Class A1, 3.250%, 10/25/2069 (2)(4)	28,191,908	28,712,570
Morgan Stanley Capital I, Inc. Trust,
Series 2006-HE2, Class A1, 1.962%, 03/25/2036 (1 Month LIBOR USD + 0.170%) (3)	5,679,941	5,627,290
MortgageIT Trust:
Series 2005-4, Class A1, 2.072%, 10/25/2035 (1 Month LIBOR USD + 0.280%) (3)	3,535,284	3,537,250
Series 2005-5, Class A1, 2.312%, 12/25/2035 (1 Month LIBOR USD + 0.520%) (3)	3,687,917	3,671,231
New Century Home Equity Loan Trust,
Series 2005-C, Class A1, 2.022%, 12/25/2035 (1 Month LIBOR USD + 0.230%) (3)	2,037,304	2,035,284
New Residential Mortgage Loan Trust:
Series 2016-1A, Class A1, 3.750%, 03/25/2056 (2)(4)	12,435,424	12,816,590
Series 2017-1A, Class A1, 4.000%, 02/25/2057 (2)(4)	20,789,612	21,586,879
Series 2017-3A, Class A1, 4.000%, 04/25/2057 (2)(4)	21,811,974	22,664,050
Series 2017-6A, Class A1, 4.000%, 08/25/2057 (2)(4)	24,743,872	25,696,065
Series 2018-1A, Class A1A, 4.000%, 12/25/2057 (2)(4)	13,508,056	14,001,311
Series 2019-RPL2, Class A1, 3.250%, 02/25/2059 (2)(4)	14,208,759	14,443,924
RALI Series Trust:
Series 2004-QS13, Class CB, 5.000%, 04/01/2020	25,540	25,384
Series 2005-QS5, Class A1, 2.192%, 04/25/2035 (1 Month LIBOR USD + 0.400%) (3)(6)	2,230,353	1,779,895
Series 2005-QS11, Class A2, 2.292%, 07/25/2035 (1 Month LIBOR USD + 0.500%) (3)	4,040,283	3,350,625
Series 2005-QA7, Class A22, 4.446%, 07/25/2035 (4)(6)	1,926,127	1,823,506
RAMP Series Trust,
Series 2002-RS3, Class AI5, 5.572%, 06/25/2032 (4)	1,357,943	1,389,369
RASC Series Trust:
Series 2006-EMX2, Class A3, 2.092%, 02/25/2036 (1 Month LIBOR USD + 0.300%) (3)	1,512,665	1,513,001
Series 2007-KS1, Class A3, 1.942%, 11/25/2036 (1 Month LIBOR USD + 0.150%) (3)	1,671,987	1,659,836
Renaissance Home Equity Loan Trust:
Series 2005-1, Class AF6, 4.970%, 05/25/2035 (7)	12,581	13,025
Series 2005-2, Class AF6, 4.781%, 08/25/2035 (7)	790,745	822,292
Series 2006-2, Class AF3, 5.797%, 08/25/2036 (7)	15,248,755	8,335,901
Series 2006-3, Class AF2, 5.580%, 11/25/2036 (7)	10,220,553	5,265,778
Series 2007-1, Class AF3, 5.612%, 04/25/2037 (7)	278,331	121,746
Series 2007-2, Class AF2, 5.675%, 06/25/2037 (7)	1,435,659	592,123
Soundview Home Loan Trust:
Series 2006-OPT4, Class 2A3, 1.942%, 06/25/2036 (1 Month LIBOR USD + 0.150%) (3)	1,540,857	1,539,371
Series 2006-EQ1, Class A3, 1.952%, 10/25/2036 (1 Month LIBOR USD + 0.160%) (3)	9,236,965	9,194,925
Specialty Underwriting & Residential Finance Trust,
Series 2004-BC4, Class A1A, 2.462%, 10/25/2035 (1 Month LIBOR USD + 0.670%) (3)	1,339,289	1,338,035
Structured Asset Securities Corp.:
Series 2003-31A, Class 2A7, 3.989%, 10/25/2033 (4)	1,101,597	1,123,408
Series 2005-7XS, Class 1A4B, 5.440%, 04/25/2035 (7)	17,061	17,498
Towd Point Mortgage Trust:
Series 2015-3, Class A1A, 3.500%, 03/25/2054 (2)(4)	4,157,661	4,178,585
Series 2016-3, Class A1, 2.250%, 08/25/2055 (2)(4)	73,251	73,067
Series 2016-2, Class A1, 3.000%, 08/25/2055 (2)(4)	8,942,773	9,020,990
Series 2016-4, Class A1, 2.250%, 07/25/2056 (2)(4)	10,858,867	10,794,097
Series 2017-1, Class A1, 2.750%, 10/25/2056 (2)(4)	3,329,483	3,352,201
Series 2017-6, Class A1, 2.750%, 10/25/2057 (2)(4)	29,176,118	29,352,491
Series 2018-6, Class A1A, 3.750%, 03/25/2058 (2)(4)	25,467,009	26,206,520
Series 2019-1, Class A1, 3.750%, 03/25/2058 (2)(4)	13,365,402	13,876,316
Series 2018-4, Class A1, 3.000%, 06/25/2058 (2)(4)	37,680,130	38,234,974
Series 2019-4, Class A1, 2.900%, 10/25/2059 (2)(4)	84,692,982	85,179,992
WaMu Mortgage Pass-Through Certificates Trust:
Series 2004-CB3, Class 1A, 6.000%, 10/25/2034	2,468,289	2,548,549
Series 2004-CB3, Class 2A, 6.500%, 10/25/2034	2,906,397	3,027,039
Series 2005-3, Class 1CB3, 2.242%, 05/25/2035 (1 Month LIBOR USD + 0.450%) (3)(6)	5,296,670	4,498,580
Series 2005-6, Class 2A4, 5.500%, 08/25/2035 (6)	5,815,033	5,711,024
Series 2007-HY3, Class 4A1, 4.212%, 08/25/2036 (4)(6)	12,030,485	12,087,040
Series 2006-AR10, Class 1A1, 3.709%, 09/25/2036 (4)(6)	900,389	867,399
Wells Fargo Mortgage Backed Securities Trust:
Series 2006-AR14, Class 2A3, 4.556%, 10/25/2036 (4)(6)	1,819,784	1,850,594
Series 2007-7, Class A49, 6.000%, 06/25/2037 (6)	3,095,706	3,028,761
Total Non-U.S. Government Agency Issues (Cost $977,619,630)		983,925,884	4.1%
Commercial Mortgage-Backed Securities
U.S. Government Agency Issues
Fannie Mae REMIC Trust,
Series 2017-M4, Class A2, 2.586%, 12/25/2026 (4)	30,550,000	31,101,342
Freddie Mac Multifamily Structured Pass Through Certificates:
Series K029, Class A2, 3.320%, 02/25/2023	64,407,000	66,809,787
Series K725, Class A2, 3.002%, 01/25/2024	15,000,000	15,491,997
Series K037, Class A2, 3.490%, 01/25/2024	66,950,000	70,410,786
Series K048, Class A2, 3.284%, 06/25/2025 (4)	59,391,000	62,635,566
Series K050, Class A2, 3.334%, 08/25/2025 (4)	82,951,000	87,738,442
Series K734, Class A2, 3.208%, 02/25/2026	45,125,000	47,455,273
Series K061, Class A2, 3.347%, 11/25/2026 (4)	57,140,000	60,869,134
Series K064, Class A2, 3.224%, 03/25/2027	1,000,000	1,058,310
Series K065, Class A2, 3.243%, 04/25/2027	16,658,000	17,665,139
Series K072, Class A2, 3.444%, 12/25/2027	12,000,000	12,888,353
Series K074, Class A2, 3.600%, 01/25/2028	36,495,000	39,584,032
Series K077, Class A2, 3.850%, 05/25/2028 (4)	46,199,000	50,879,582
Series K079, Class A2, 3.926%, 06/25/2028	14,725,000	16,320,638
Series K080, Class A2, 3.926%, 07/25/2028 (4)	37,520,000	41,585,003
Series K158, Class A3, 3.900%, 10/25/2033 (4)	18,777,000	21,036,906
Total U.S. Government Agency Issues (Cost $624,616,635)		643,530,290	2.7%
Non-U.S. Government Agency Issues
BANK:
Series 2017-BNK4, Class A4, 3.625%, 05/17/2050	30,037,000	32,192,302
Series 2017-BNK8, Class A4, 3.488%, 11/17/2050	60,056,751	63,915,199
Series 2017-BNK9, Class A4, 3.538%, 11/17/2054	32,737,000	34,946,725
Citigroup Commercial Mortgage Trust:
Series 2014-GC19, Class A3, 3.753%, 03/12/2047	2,774,365	2,919,709
Series 2015-GC27, Class A5, 3.137%, 02/10/2048	50,189,111	51,867,877
Series 2015-GC29, Class A4, 3.192%, 04/10/2048	25,030,000	25,956,721
Citigroup Mortgage Loan Trust,
Series 2017-P8, Class A4, 3.465%, 09/16/2050	29,775,000	31,612,704
COMM Mortgage Trust:
Series 2012-CR1, Class A3, 3.391%, 05/17/2045	24,224,935	24,780,788
Series 2013-CR9, Class A3, 4.022%, 07/12/2045	26,979,223	28,062,067
Series 2012-CR2, Class A4, 3.147%, 08/17/2045	35,388,000	36,147,777
Series 2013-CR6, Class A4, 3.101%, 03/10/2046	14,680,000	15,039,638
Series 2013-CR10, Class A4, 4.210%, 08/10/2046 (4)	11,500,000	12,240,498
Series 2014-CR18, Class A4, 3.550%, 07/17/2047	5,665,844	5,911,632
Series 2014-CR19, Class A5, 3.796%, 08/12/2047	33,800,000	35,829,203
Series 2014-CR20, Class ASB, 3.305%, 11/13/2047	28,376,236	29,080,971
Series 2015-LC19, Class A4, 3.183%, 02/10/2048	25,900,399	26,854,132
Series 2015-DC1, Class A5, 3.350%, 02/12/2048	23,390,000	24,359,003
DBUBS Mortgage Trust,
Series 2011-LC3A, Class A4, 4.551%, 08/10/2044	1,498,736	1,535,196
GS Mortgage Securities Trust:
Series 2011-GC5, Class A4, 3.707%, 08/10/2044	17,924,873	18,195,546
Series 2012-GCJ9, Class A3, 2.773%, 11/13/2045	40,957,258	41,478,472
Series 2013-GC13, Class A4, 3.871%, 07/12/2046 (4)	14,700,000	15,348,877
Series 2014-GC20, Class AAB, 3.655%, 04/12/2047	20,787,114	21,366,287
Series 2014-GC20, Class A5, 3.998%, 04/12/2047	5,651,000	5,996,835
J.P. Morgan Chase Commercial Mortgage Securities Trust:
Series 2013-LC11, Class A5, 2.960%, 04/15/2046	31,025,000	31,727,375
Series 2013-LC11, Class A4, 2.694%, 04/17/2046	4,598,963	4,669,968
Series 2012-LC9, Class ASB, 2.437%, 12/17/2047	2,177,958	2,185,537
Series 2013-C10, Class ASB, 2.702%, 12/17/2047	12,574,962	12,678,650
JPMBB Commercial Mortgage Securities Trust:
Series 2013-C15, Class A4, 4.096%, 11/17/2045	8,221,127	8,676,990
Series 2013-C17, Class A3, 3.928%, 01/17/2047	8,714,507	9,201,203
Series 2014-C24, Class ASB, 3.368%, 11/18/2047	11,827,795	12,125,735
Series 2014-C25, Class A5, 3.672%, 11/18/2047	45,697,000	48,356,054
Series 2015-C30, Class A5, 3.822%, 07/15/2048	40,110,000	42,933,491
Series 2016-C4, Class A3, 3.141%, 12/17/2049	27,933,000	29,003,203
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2012-C5, Class A4, 3.176%, 08/17/2045	41,590,000	42,475,842
Series 2012-C6, Class A4, 2.858%, 11/15/2045	28,887,059	29,301,172
Series 2013-C10, Class A3, 3.966%, 07/17/2046 (4)	41,814,587	44,017,271
Series 2013-C12, Class A3, 3.973%, 10/17/2046	14,142,209	14,884,205
Series 2014-C16, Class A5, 3.892%, 06/17/2047	35,020,000	37,052,428
Series 2015-C25, Class ASB, 3.383%, 10/19/2048	29,047,000	30,036,312
Wells Fargo Commercial Mortgage Trust:
Series 2015-C26, Class ASB, 2.991%, 02/15/2048	15,049,000	15,339,908
Series 2016-C35, Class ASB, 2.788%, 07/17/2048	11,425,000	11,627,565
Series 2016-BNK1, Class A3, 2.652%, 08/17/2049	7,452,000	7,509,209
Series 2017-RC1, Class A4, 3.631%, 01/15/2060	11,875,000	12,691,412
WFRBS Commercial Mortgage Trust:
Series 2013-C11, Class A5, 3.071%, 03/17/2045	14,324,000	14,654,589
Series 2012-C6, Class A4, 3.440%, 04/15/2045	19,291,000	19,612,120
Series 2013-C18, Class A4, 3.896%, 12/17/2046	22,050,000	23,341,731
Series 2014-C21, Class ASB, 3.393%, 08/16/2047	11,809,161	12,045,601
Series 2014-C24, Class A5, 3.607%, 11/18/2047	43,091,000	45,420,991
Series 2014-C23, Class ASB, 3.636%, 10/17/2057	10,166,047	10,487,870
Total Non-U.S. Government Agency Issues (Cost $1,139,188,279)		1,157,694,591	4.8%
Asset Backed Securities
Citibank Credit Card Issuance Trust,
Series 2007-A3, Class A3, 6.150%, 06/15/2039	6,100,000	8,213,000
Conseco Financial Corp.:
Series 1998-3, Class A5, 6.220%, 03/01/2030	78,038	80,433
Series 1998-4, Class A5, 6.180%, 04/01/2030	42,511	43,716
Ford Credit Auto Owner Trust:
Series 2019-1, Class A, 3.520%, 07/15/2030 (2)	29,300,000	30,757,335
Series 2018-1, Class A, 3.190%, 07/15/2031 (2)	28,641,000	29,766,016
Oakwood Mortgage Investors, Inc.,
Series 1999-B, Class A3, 6.450%, 12/15/2023	7,813	7,924
PFS Financing Corp.,
Series 2018-D, Class A, 3.190%, 04/17/2023 (2)	32,525,000	32,916,627
Santander Retail Auto Lease Trust,
Series 2018-A, Class A3, 2.930%, 05/20/2021 (2)	25,299,497	25,368,967
SoFi Consumer Loan Program LLC:
Series 2017-4, Class A, 2.500%, 06/25/2026 (2)	4,560,127	4,567,555
Series 2017-5, Class A2, 2.780%, 09/25/2026 (2)	25,041,917	25,133,222
SoFi Consumer Loan Program Trust,
Series 2018-2, Class A1, 2.930%, 04/26/2027 (2)	190,886	190,950
Synchrony Card Funding LLC,
Series 2019-A1, Class A, 2.950%, 03/15/2025	16,745,000	17,075,983
Toyota Auto Loan Extended Note Trust,
Series 2019-1A, Class A, 2.560%, 11/25/2031 (2)	62,085,050	63,039,682
World Financial Network Credit Card Master Trust,
Series 2016-A, Class A, 2.030%, 04/15/2025	20,102,000	20,082,368
Total Asset Backed Securities (Cost $251,510,175)		257,243,778	1.1%

COMMON STOCK
Energy
Weatherford International PLC (1)	3,790,590	1,285,784
Total Common Stock (Cost $3,790,590)		1,285,784	0.0%
Total Long-Term Investments (Cost $22,396,794,077)		23,272,662,614	97.3%

SHORT-TERM INVESTMENT	Shares
Money Market Mutual Fund
First American Government Obligations Fund, Class U, 1.53% (5)	635,096,045	635,096,045
Total Short-Term Investment (Cost $635,096,045)		635,096,045	2.6%
Total Investments (Cost $23,031,890,122)		23,907,758,659	99.9%
Other Assets in Excess of Liabilities		17,051,166	0.1%
TOTAL NET ASSETS		$23,924,809,825	100.0%

Notes to Schedule of Investments
LIBOR - London Inter-bank Offered Rate
SOFR - Secured Overnight Financing Rate
CMT - Constant Maturity Rate
(1)	Foreign security.
(2)
Security as defined in Rule 144(a) under the Securities Act of 1933 and classified as liquid under the Fund’s liquidity risk management program.  Purchased in a private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers.  At December 31, 2019, the value of these securities total $4,377,341,972, which represents 18.30% of total net assets.

(3)	Variable rate security based on a reference index and spread. The rate reported is the rate in effect as of December 31, 2019.
(4)	Variable rate security. The coupon is based on an underlying pool of loans. The rate reported is the rate in effect as of December 31, 2019.
(5)	Seven-day yield.
(6)	Security that, on the last payment date, missed a partial principal or interest payment.
(7)	Step-up bond; the interest rate shown is the rate in effect as of December 31, 2019.
(8)	Security or a portion of the security, purchased on a when-issued or delayed delivery basis.
(9)	Security in default.

Baird Core Plus Bond Fund
Schedule of Investments, December 31, 2019
Summary of Fair Value Exposure at December 31, 2019

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy is organized into three levels based upon the assumptions (referred to as "inputs") used in pricing the asset or liability.  These standards state that "observable inputs" reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and "unobservable inputs" reflect an entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 - Unadjusted quoted prices in active markets for identical unrestricted securities.
Level 2 - Other significant observable inputs (including quoted prices for similar securities, quoted prices in inactive markets, dealer indications, interest rates, yield curves, prepayment speeds, credit risk, default rates, inputs corroborated by observable market data, etc.).
Level 3 - Significant unobservable inputs (including the Fund's own assumptions about the factors that market participants would use in valuing the security) based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2019:

	Level 1	Level 2	Level 3	Total
Long-Term Investments
U.S. Treasury Securities	$–	$4,253,199,019	$–	$4,253,199,019
Other Government Related Securities	–	234,437,945	–	234,437,945
Corporate Bonds	–	11,173,248,978	–	11,173,248,978
Municipal Bonds	–	135,332,860	–	135,332,860
Residential Mortgage-Backed Securities - U.S. Government Agency Issues	–	4,432,763,485	–	4,432,763,485
Residential Mortgage-Backed Securities - Non-U.S. Government Agency Issues	–	983,925,884	–	983,925,884
Commercial Mortgage-Backed Securities - U.S. Government Agency Issues	–	643,530,290	–	643,530,290
Commercial Mortgage-Backed Securities - Non-U.S. Government Agency Issues	–	1,157,694,591	–	1,157,694,591
Asset Backed Securities	–	257,243,778	–	257,243,778
Common Stock	1,285,784	–	–	1,285,784
Total Long-Term Investments	1,285,784	23,271,376,830	–	23,272,662,614
Short-Term Investment
Money Market Mutual Fund	635,096,045	–	–	635,096,045
Total Short-Term Investment	635,096,045	–	–	635,096,045
Total Investments	$636,381,829	$23,271,376,830	$–	$23,907,758,659

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy. There were no transfers into or out of Level 3 during the reporting period, as compared to the security classifications from the prior year's annual report. See the Fund’s Valuation Policy in Note 2a to the financial statements.

Baird Short-Term Municipal Bond Fund
Schedule of Investments, December 31, 2019
	Principal		% of
	Amount	Value	Net Assets
LONG-TERM INVESTMENTS

Municipal Bonds
Alabama
Alabama Housing Finance Authority,
1.500%, 11/01/2022 (Mandatory Tender Date 05/01/2022) (1)	$775,000	$775,852
Alabama Incentives Financing Authority,
5.000%, 09/01/2023	650,000	735,449
Alabama Special Care Facilities Financing Authority:
1.500%, 10/01/2027 (Mandatory Tender Date 05/01/2020) (1)	320,000	320,288
1.850%, 11/15/2046 (Mandatory Tender Date 11/01/2022) (1)	340,000	344,967
Black Belt Energy Gas District:
4.000%, 07/01/2046 (Callable 03/01/2021)(Mandatory Tender Date 06/01/2021) (1)	970,000	1,004,445
4.000%, 08/01/2047 (Callable 04/01/2022)(Mandatory Tender Date 07/01/2022) (1)	695,000	737,082
2.093%, 12/01/2048 (1 Month LIBOR USD + 0.900%) (Callable 09/01/2023)(Mandatory Tender Date 12/01/2023) (2)	1,500,000	1,500,630
Calera Waterworks Board,
2.400%, 02/01/2026 (Callable 01/31/2020)	485,000	485,073
Chilton County Health Care Authority:
3.000%, 11/01/2021	560,000	572,326
5.000%, 11/01/2024	825,000	943,247
City of Opelika AL,
3.000%, 10/01/2022	445,000	464,447
City of Phenix City AL,
2.000%, 08/01/2023 (Callable 01/31/2020)	885,000	885,549
County of Jefferson AL,
0.000%, 10/01/2025 (Callable 10/01/2023)(Insured by AGM)	750,000	653,887
County of Morgan AL:
3.000%, 04/01/2022	135,000	139,537
4.000%, 04/01/2023	210,000	226,222
4.000%, 04/01/2024	220,000	241,336
Douglas Water Authority,
3.000%, 07/01/2024 (Insured by AGM)	270,000	286,548
Greenville Public Improvement Cooperative District:
4.000%, 03/01/2022 (Insured by BAM)	25,000	26,306
4.000%, 03/01/2023 (Insured by BAM)	100,000	107,411
5.000%, 03/01/2024 (Insured by BAM)	115,000	130,461
Jasper Water Works & Sewer Board, Inc.,
5.000%, 06/01/2024 (Callable 06/01/2021)	100,000	104,823
Lauderdale County Agriculture Center Authority:
2.000%, 07/01/2020	430,000	431,565
2.000%, 07/01/2021	440,000	444,413
2.000%, 07/01/2022	450,000	457,020
5.000%, 07/01/2024	495,000	573,255
5.000%, 07/01/2025 (Callable 07/01/2024)	490,000	567,650
5.000%, 07/01/2026 (Callable 07/01/2024)	545,000	629,181
5.000%, 07/01/2027 (Callable 07/01/2024)	570,000	654,069
5.000%, 07/01/2028 (Callable 07/01/2024)	600,000	684,060
Macon County Board of Education,
3.250%, 02/01/2026 (Callable 02/01/2023)	375,000	387,791
Madison County Public Building Authority,
4.500%, 03/01/2035 (Pre-refunded to 03/01/2020)	760,000	763,739
Mobile County Board of School Commissioners,
5.000%, 03/01/2023	875,000	968,144
Montgomery Waterworks & Sanitation,
5.000%, 03/01/2025 (Pre-refunded to 03/01/2022)	150,000	162,626
Morgan County Board of Education:
2.500%, 03/01/2025 (Callable 03/01/2022)	1,165,000	1,188,323
2.700%, 03/01/2027 (Callable 03/01/2022)	865,000	882,811
Pickens County Water Authority:
3.000%, 01/01/2021 (Insured by BAM)	145,000	146,981
3.000%, 01/01/2022 (Insured by BAM)	145,000	148,825
3.000%, 01/01/2023 (Insured by BAM)	155,000	160,850
3.000%, 01/01/2024 (Insured by BAM)	100,000	104,843
3.000%, 01/01/2025 (Insured by BAM)	160,000	169,256
Town of Berry AL,
3.250%, 09/01/2028 (Callable 09/01/2026)(Insured by AGM)	1,040,000	1,091,917
West Escambia Utilities, Inc.,
2.400%, 08/15/2025 (Callable 08/15/2022)(Insured by BAM)	760,000	770,404
Total Alabama (Cost $21,904,387)		22,073,609	2.2%

Alaska
Alaska Housing Finance Corp.:
3.750%, 12/01/2042 (Callable 06/01/2028)	10,000,000	10,893,500
4.000%, 12/01/2048 (Callable 06/01/2027)	1,355,000	1,479,213
Alaska Industrial Development & Export Authority:
3.500%, 12/01/2020 (Callable 01/31/2020)	750,000	750,900
5.000%, 10/01/2022	550,000	600,908
5.000%, 10/01/2023	600,000	674,016
Borough of Matanuska-Susitna AK,
5.250%, 09/01/2027 (Callable 09/01/2025)	5,590,000	6,677,255
Total Alaska (Cost $21,026,684)		21,075,792	2.1%

Arizona
Arizona Health Facilities Authority,
3.170%, 02/01/2048 (SIFMA Municipal Swap Index + 1.850%) (Callable 08/05/2022)(Mandatory Tender Date 02/01/2023) (2)	100,000	103,238
Arizona Industrial Development Authority:
4.000%, 07/01/2020 (Insured by SD CRED PROG)	160,000	161,971
5.000%, 11/01/2020	165,000	170,341
3.375%, 07/01/2021	185,000	187,988
4.000%, 07/01/2021 (Insured by SD CRED PROG)	165,000	169,933
5.000%, 11/01/2021	225,000	239,731
2.500%, 05/01/2022 (Insured by AGM)	12,415,443	12,491,426
4.000%, 05/01/2022	300,000	314,541
3.000%, 07/01/2022	100,000	101,078
5.000%, 11/01/2022	400,000	439,760
4.000%, 08/01/2023	705,000	718,881
5.000%, 11/01/2023	250,000	282,675
5.000%, 11/01/2024	500,000	580,440
5.000%, 05/01/2025	405,000	459,007
4.625%, 08/01/2028	375,000	401,711
0.530%, 02/01/2048 (Optional Put Date 01/01/2020) (1)	4,500,000	4,500,000
Arizona State University,
5.000%, 07/01/2032 (Pre-refunded to 07/01/2022)	885,000	968,544
Chandler Industrial Development Authority,
2.400%, 12/01/2035 (Mandatory Tender Date 08/14/2023) (1)	215,000	222,557
City of El Mirage AZ,
5.000%, 07/01/2026 (Callable 07/01/2020)	50,000	50,907
Glendale Industrial Development Authority,
4.000%, 05/15/2026 (Callable 05/15/2024)	115,000	126,987
Industrial Development Authority of the County of Pima:
4.950%, 10/01/2020	760,000	779,433
4.000%, 07/01/2021	245,000	251,960
4.000%, 07/01/2022	105,000	109,767
4.000%, 07/01/2023	265,000	281,091
La Paz County Industrial Development Authority,
5.000%, 02/15/2021	100,000	101,816
Maricopa County Industrial Development Authority:
2.625%, 07/01/2021	40,000	39,922
4.000%, 07/01/2024 (Insured by SD CRED PROG)	135,000	148,986
5.000%, 01/01/2048 (Mandatory Tender Date 10/18/2024) (1)	1,000,000	1,168,830
Salt Verde Financial Corp.,
5.250%, 12/01/2026	2,500,000	3,033,150
Vistancia Community Facilities District,
5.000%, 07/15/2021 (Callable 07/15/2020)	165,000	168,402
Total Arizona (Cost $28,657,070)		28,775,073	2.8%

Arkansas
Arkansas Technical University,
4.000%, 06/01/2026 (Callable 06/01/2023)	200,000	217,242
City of Bentonville AR,
2.625%, 11/01/2027 (Callable 11/01/2025)	20,000	21,507
City of Conway AR,
4.000%, 12/01/2023 (Callable 06/01/2022)	35,000	37,273
City of Fayetteville AR:
1.750%, 11/01/2032 (Callable 11/01/2026)	2,500,000	2,507,425
3.050%, 01/01/2047 (Callable 01/01/2027)	665,000	683,221
City of Heber Springs AR:
3.000%, 11/01/2021 (Insured by BAM)	55,000	56,804
3.000%, 11/01/2022 (Insured by BAM)	50,000	52,136
3.000%, 11/01/2023 (Insured by BAM)	40,000	42,109
City of Hot Springs AR,
4.000%, 12/01/2027 (Callable 12/01/2023)(Insured by BAM)	255,000	278,774
City of Jacksonville AR,
4.000%, 12/01/2025 (Callable 06/01/2021)	110,000	114,393
City of Little Rock AR:
3.000%, 10/01/2021	100,000	103,255
2.375%, 04/01/2028 (Callable 10/01/2022)	915,000	932,028
2.000%, 03/01/2038 (Callable 03/01/2021)	20,000	20,076
City of Lonoke AR,
5.000%, 06/01/2023	160,000	179,555
City of Magnolia AR,
2.600%, 08/01/2036 (Callable 08/01/2024)(Insured by BAM)	465,000	465,079
City of Marion AR,
2.900%, 09/01/2047 (Callable 09/01/2027)	275,000	279,856
City of Maumelle AR,
2.875%, 08/01/2038 (Callable 08/01/2025)	485,000	496,024
City of North Little Rock AR:
5.000%, 11/01/2021	310,000	330,004
5.000%, 11/01/2024	305,000	353,605
5.000%, 11/01/2025	510,000	604,436
5.000%, 11/01/2026	535,000	645,970
City of Pine Bluff AR,
3.000%, 02/01/2047 (Callable 08/01/2027)(Insured by BAM)	550,000	575,790
City of Rogers AR,
3.250%, 11/01/2043 (Callable 11/01/2026)	1,785,000	1,870,823
City of Sherwood AR,
3.050%, 12/01/2043 (Callable 12/01/2026)	405,000	421,504
City of Springdale AR:
5.000%, 11/01/2025 (Callable 11/01/2022)	150,000	165,042
3.000%, 04/01/2043 (Callable 04/01/2024)(Insured by BAM)	805,000	821,712
Conway Health Facilities Board:
5.000%, 08/01/2021	450,000	472,504
5.000%, 08/01/2023	500,000	553,580
5.000%, 08/01/2024	410,000	464,239
County of Cross AR,
2.250%, 10/01/2030 (Callable 10/01/2024)	1,525,000	1,537,459
Dumas Arkansas School District No. 6:
1.400%, 02/01/2022 (Insured by ST AID)	235,000	234,654
1.450%, 02/01/2023 (Callable 08/01/2022)(Insured by ST AID)	245,000	244,677
1.500%, 02/01/2024 (Callable 08/01/2022)(Insured by ST AID)	245,000	244,694
Foreman School District No. 25,
2.250%, 02/01/2024 (Callable 01/31/2020)(Insured by ST AID)	250,000	250,117
Lonoke White Public Water Authority,
3.000%, 12/01/2022 (Insured by BAM)	100,000	103,758
National Park College District:
3.000%, 05/01/2021	210,000	214,236
3.000%, 05/01/2022	115,000	118,926
3.000%, 05/01/2023	65,000	67,913
Northwest Arkansas Conservation Authority,
4.000%, 03/01/2024 (Callable 09/01/2022)(Insured by BAM)	375,000	400,950
Pulaski County Special School District,
3.250%, 02/01/2029 (Pre-refunded to 02/01/2021)(Insured by ST AID)	50,000	51,121
Siloam Springs School District No. 21,
3.000%, 06/01/2022 (Callable 01/31/2020)(Insured by ST AID)	500,000	500,590
Southern Arkansas University:
4.000%, 03/01/2023 (Insured by AGM)	465,000	499,461
4.000%, 03/01/2023 (Insured by AGM)	235,000	252,416
4.000%, 03/01/2024 (Insured by AGM)	245,000	268,434
4.000%, 03/01/2024 (Insured by AGM)	175,000	191,739
Van Buren School District No. 42:
2.000%, 04/01/2022 (Insured by ST AID)	250,000	252,958
2.000%, 04/01/2024 (Insured by ST AID)	130,000	132,254
Total Arkansas (Cost $18,995,823)		19,332,323	1.9%

California
Allan Hancock Joint Community College District,
0.000%, 08/01/2036 (Pre-refunded to 08/01/2022)	225,000	101,092
Beaumont Unified School District,
0.000%, 08/01/2041 (Pre-refunded to 08/01/2026)(Insured by AGM) (5)	150,000	187,139
California Health Facilities Financing Authority,
5.000%, 04/01/2020	65,000	65,561
California Infrastructure & Economic Development Bank,
1.750%, 08/01/2055 (Callable 02/01/2026)(Mandatory Tender Date 08/01/2026) (1)	1,000,000	1,002,330
California Municipal Finance Authority:
5.000%, 08/01/2020	580,000	590,341
5.000%, 08/01/2021	400,000	417,076
5.000%, 08/01/2021	610,000	638,957
5.000%, 08/01/2022	400,000	426,872
5.000%, 08/01/2022	640,000	688,160
5.000%, 08/01/2023	670,000	737,596
California State University,
4.000%, 11/01/2049 (Callable 05/01/2021)(Mandatory Tender Date 11/01/2021) (1)	75,000	77,818
California Statewide Communities Development Authority:
6.000%, 01/01/2021 (ETM)	240,000	245,688
3.500%, 11/01/2021 (Callable 01/21/2020)(Insured by CA MTG)	70,000	70,139
3.000%, 07/01/2026 (Callable 01/01/2021)(Insured by CA MTG)	625,000	635,287
4.250%, 04/01/2028 (Insured by NATL) (1)	400,000	400,000
Centinela Valley Union High School District,
0.000%, 08/01/2037 (Callable 08/01/2022)(Insured by AGM)	330,000	133,010
Central School District,
0.000%, 08/01/2051 (Callable 08/01/2022)	400,000	66,188
Ceres Unified School District,
0.000%, 08/01/2034 (Pre-refunded to 08/01/2020)	300,000	111,099
City of Redding CA,
2.502%, 07/01/2022 (ETM)(Insured by NATL) (1)	95,000	95,000
Commerce Community Development Commission Successor Agency,
0.000%, 08/01/2021 (ETM)	105,000	99,231
Corona-Norco Unified School District,
0.000%, 08/01/2024 (5)	30,000	32,535
Department of Veterans Affairs Veteran's Farm & Home Purchase Program,
4.000%, 12/01/2049 (Callable 06/01/2028)	2,490,000	2,727,720
Emery Unified School District,
0.000%, 08/01/2041	505,000	185,360
Folsom Cordova Unified School District School Facilities Improvement Dist No. 3,
0.000%, 10/01/2020 (Insured by AGC)	220,000	217,936
Fresno Unified School District:
0.000%, 08/01/2027 (Callable 08/01/2021)	200,000	133,536
0.000%, 08/01/2028 (Callable 08/01/2021)	225,000	140,020
0.000%, 08/01/2030 (Callable 08/01/2021)	65,000	34,968
0.000%, 08/01/2032 (Callable 08/01/2023)(Insured by BAM)	35,000	18,879
0.000%, 08/01/2033 (Callable 08/01/2021)	310,000	133,675
0.000%, 08/01/2033 (Callable 08/01/2023)(Insured by BAM)	610,000	306,970
0.000%, 08/01/2034 (Callable 08/01/2021)	100,000	40,120
0.000%, 08/01/2034 (Callable 08/01/2023)(Insured by BAM)	400,000	187,876
0.000%, 08/01/2035 (Callable 08/01/2023)(Insured by BAM)	150,000	65,718
0.000%, 08/01/2036 (Callable 08/01/2023)(Insured by BAM)	165,000	67,450
0.000%, 08/01/2039 (Callable 08/01/2023)(Insured by BAM)	650,000	215,176
0.000%, 08/01/2040 (Callable 08/01/2023)(Insured by BAM)	805,000	248,310
0.000%, 08/01/2041	1,295,000	319,762
0.000%, 08/01/2041 (Callable 08/01/2021)	975,000	240,747
0.000%, 08/01/2041 (Callable 08/01/2023)(Insured by BAM)	1,000,000	286,760
0.000%, 08/01/2044 (Callable 08/01/2023)	1,000,000	227,920
Glendale Unified School District:
0.000%, 09/01/2030 (Callable 09/01/2021)	350,000	192,980
0.000%, 09/01/2041 (Callable 09/01/2021)	500,000	123,640
Golden State Tobacco Securitization Corp.:
5.000%, 06/01/2022	135,000	146,063
5.000%, 06/01/2023	590,000	656,476
Healdsburg Unified School District,
0.000%, 08/01/2032 (Callable 08/01/2022)	90,000	52,515
Lemoore Union High School District,
0.000%, 01/01/2022 (Insured by AMBAC)	30,000	29,049
Mendocino-Lake Community College District,
0.000%, 08/01/2035 (Pre-refunded to 08/01/2021)(Insured by AGM)	65,000	23,265
Merced Union High School District,
0.000%, 08/01/2046 (Pre-refunded to 08/01/2021)	100,000	16,480
Morongo Unified School District,
0.000%, 08/01/2039 (Pre-refunded to 08/01/2022)	170,000	59,148
Piedmont Unified School District:
0.000%, 08/01/2029 (Callable 08/01/2023)	200,000	135,870
0.000%, 08/01/2036 (Callable 08/01/2023)	975,000	422,390
Pittsburg Unified School District Financing Authority,
0.000%, 09/01/2035 (Pre-refunded to 09/01/2021)(Insured by AGM)	200,000	68,748
Ripon Unified School District:
0.000%, 08/01/2025 (Callable 08/01/2023)(Insured by BAM)	60,000	52,273
0.000%, 08/01/2026 (Callable 08/01/2023)(Insured by BAM)	35,000	28,957
0.000%, 08/01/2035 (Callable 08/01/2023)(Insured by BAM)	585,000	290,388
Sacramento City Unified School District:
5.000%, 07/01/2025 (Callable 07/01/2022)	115,000	124,954
5.000%, 07/01/2025 (Callable 07/01/2024)	725,000	825,949
0.000%, 07/01/2026 (Insured by AGM)	300,000	262,806
San Joaquin Hills Transportation Corridor Agency,
0.000%, 01/15/2025 (Insured by NATL)	85,000	76,225
San Mateo Union High School District:
0.000%, 09/01/2033 (Callable 09/01/2021)	100,000	44,000
5.000%, 12/15/2043 (Pre-refunded to 12/15/2024)(Insured by AMBAC) (5)	480,000	574,037
San Ysidro School District,
0.000%, 08/01/2042 (Pre-refunded to 08/01/2021)(Insured by AGM)	300,000	61,833
State of California,
1.934%, 12/01/2028 (1 Month LIBOR USD + 0.700%) (Callable 06/01/2020)(Mandatory Tender Date 12/01/2020) (2)	100,000	100,186
Sutter Union High School District,
0.000%, 06/01/2050 (Pre-refunded to 08/01/2025)	250,000	38,103
Twin Rivers Unified School District:
0.000%, 08/01/2035 (Pre-refunded to 02/01/2024)(Insured by BAM)	200,000	92,958
0.000%, 08/01/2036 (Pre-refunded to 02/01/2024)(Insured by BAM)	85,000	36,907
University of California,
1.400%, 05/15/2046 (Callable 11/15/2020)(Mandatory Tender Date 05/15/2021) (1)	330,000	331,277
Vallejo City Unified School District,
5.900%, 08/01/2025 (Insured by NATL)	500,000	578,410
Victor Valley Union High School District,
0.000%, 08/01/2044 (Pre-refunded to 08/01/2023)	1,000,000	291,310
Westminster School District:
0.000%, 08/01/2036 (Callable 08/01/2023)(Insured by BAM)	190,000	79,572
0.000%, 08/01/2038 (Callable 08/01/2023)(Insured by BAM)	260,000	94,848
0.000%, 08/01/2048 (Callable 08/01/2023)(Insured by BAM)	1,000,000	170,940
0.000%, 08/01/2053 (Callable 08/01/2023)(Insured by BAM)	255,000	29,598
Total California (Cost $18,387,239)		18,732,177	1.8%

Colorado
Bromley Park Metropolitan District No. 2:
5.000%, 12/01/2024 (Insured by BAM)	200,000	232,074
5.000%, 12/01/2025 (Insured by BAM)	315,000	373,250
Colorado Educational & Cultural Facilities Authority:
4.000%, 06/01/2020	100,000	101,148
4.000%, 10/01/2020	125,000	127,275
5.000%, 10/01/2020	435,000	445,562
5.000%, 12/01/2020	300,000	309,657
4.000%, 11/01/2021	50,000	52,309
4.000%, 12/01/2021	100,000	105,118
5.000%, 12/01/2021	80,000	85,208
4.000%, 03/01/2022	45,000	47,440
5.000%, 12/01/2022	200,000	219,314
4.000%, 04/01/2023	130,000	135,177
5.250%, 03/01/2025 (Insured by NATL)	540,000	629,073
4.000%, 12/15/2025	800,000	851,904
Colorado Health Facilities Authority:
5.000%, 05/15/2020	130,000	131,456
5.000%, 12/01/2023 (Callable 12/01/2022)	1,000,000	1,097,000
5.000%, 05/15/2025 (Callable 05/15/2023)	320,000	347,936
4.000%, 12/01/2026 (Pre-refunded to 06/01/2022)	1,535,000	1,640,623
5.000%, 11/15/2036 (Mandatory Tender Date 11/15/2023) (1)	145,000	165,425
4.000%, 07/01/2039 (Pre-refunded to 11/09/2022)	1,740,000	1,876,085
5.250%, 01/01/2040 (Pre-refunded to 01/01/2023)	180,000	201,379
2.800%, 05/15/2042 (Callable 11/15/2022)(Mandatory Tender Date 05/15/2023) (1)	1,745,000	1,806,825
5.625%, 06/01/2043 (Pre-refunded to 06/01/2023)	1,080,000	1,242,767
5.000%, 11/15/2048 (Mandatory Tender Date 11/20/2025) (1)	60,000	72,239
5.000%, 08/01/2049 (Callable 02/01/2025)(Mandatory Tender Date 08/01/2025) (1)	5,500,000	6,354,150
Colorado Housing & Finance Authority:
1.450%, 04/01/2022	60,000	60,103
4.000%, 05/01/2048 (Callable 11/01/2026)(Insured by GNMA)	395,000	423,977
4.250%, 11/01/2049 (Callable 11/01/2028)(Insured by GNMA)	995,000	1,102,440
County of Moffat CO,
2.000%, 03/01/2036 (Mandatory Tender Date 10/03/2022) (1)	120,000	120,570
E-470 Public Highway Authority:
0.000%, 09/01/2020 (Insured by NATL)	135,000	133,893
0.000%, 09/01/2022 (Insured by NATL)	30,000	28,867
0.000%, 09/01/2028 (Callable 09/01/2020)(Insured by NATL)	200,000	126,558
2.243%, 09/01/2039 (1 Month LIBOR USD + 1.050%) (Callable 03/01/2021)(Mandatory Tender Date 09/01/2021) (2)	400,000	403,348
High Plains Metropolitan District,
4.000%, 12/01/2022 (Insured by NATL)	420,000	454,650
Lincoln Park Metropolitan District,
4.000%, 12/01/2023 (Insured by AGM)	150,000	165,229
Lyons Regional Library District,
3.000%, 12/01/2020	30,000	30,436
Regional Transportation District:
5.500%, 06/01/2022 (Pre-refunded to 06/01/2020)	50,000	50,906
5.000%, 06/01/2025 (Pre-refunded to 06/01/2020)	100,000	101,607
Southlands Metropolitan District No. 1:
3.000%, 12/01/2022	182,000	184,386
3.000%, 12/01/2022	100,000	101,302
Sterling Hills West Metropolitan District,
5.000%, 12/01/2020	125,000	128,459
Tallyns Reach Metropolitan District No. 3,
5.000%, 12/01/2023 (Insured by BAM)	30,000	33,879
Vauxmont Metropolitan District:
5.000%, 12/15/2025 (Callable 12/15/2024)(Insured by AGM)	125,000	145,296
5.000%, 12/15/2026 (Callable 12/15/2024)(Insured by AGM)	135,000	156,592
5.000%, 12/15/2027 (Callable 12/15/2024)(Insured by AGM)	130,000	150,345
Vista Ridge Metropolitan District,
4.500%, 12/01/2024 (Insured by BAM)	200,000	225,552
Total Colorado (Cost $22,677,657)		22,978,789	2.3%

Connecticut
City of Bridgeport CT:
5.000%, 02/01/2022 (Insured by BAM)	250,000	268,303
5.000%, 02/01/2024 (Insured by BAM)	475,000	540,887
City of Hartford CT:
5.000%, 04/01/2020 (ETM)(Insured by ST AID)	200,000	201,786
5.000%, 04/01/2022 (Insured by AGM)	1,000,000	1,084,770
City of New Haven CT,
5.000%, 08/15/2022 (ETM)(Insured by AGM)	520,000	572,161
Connecticut Housing Finance Authority:
3.000%, 05/15/2025 (Callable 05/15/2021)	825,000	840,131
4.000%, 11/15/2044 (Callable 11/15/2023)	130,000	136,088
4.000%, 11/15/2045 (Callable 11/15/2027)	215,000	233,266
4.000%, 05/15/2049 (Callable 11/15/2028)	1,600,000	1,780,016
2.600%, 11/15/2058 (Callable 01/31/2020)(Mandatory Tender Date 11/15/2021) (1)	750,000	750,840
1.625%, 11/15/2059 (Callable 11/15/2020)(Mandatory Tender Date 11/15/2022) (1)	2,500,000	2,503,500
Connecticut Municipal Electric Energy Cooperative,
5.000%, 01/01/2030 (Callable 01/01/2022)	500,000	533,935
Connecticut State Health & Educational Facilities Authority:
5.000%, 07/01/2020	1,250,000	1,273,350
5.000%, 07/01/2021	750,000	791,625
4.000%, 11/01/2021	100,000	104,804
5.000%, 07/01/2022	1,300,000	1,418,300
5.000%, 07/01/2023	500,000	562,165
5.000%, 07/01/2024	800,000	924,200
5.000%, 11/01/2026 (Callable 11/01/2022)	445,000	490,145
5.000%, 07/01/2028 (Callable 07/01/2024)	630,000	719,731
1.650%, 07/01/2029 (Mandatory Tender Date 02/03/2020) (1)	100,000	100,042
5.000%, 07/01/2037 (Mandatory Tender Date 07/01/2020) (1)	35,000	35,673
2.161%, 07/01/2049 (1 Month LIBOR USD + 0.950%) (Callable 01/31/2020)(Mandatory Tender Date 07/01/2020) (2)	200,000	200,104
Southeastern Connecticut Water Authority,
4.000%, 09/01/2022 (Callable 01/31/2020)(Insured by ST AID)	265,000	265,604
State of Connecticut:
4.000%, 11/01/2020	225,000	230,247
5.000%, 11/01/2020	150,000	154,730
5.000%, 10/01/2027 (Callable 10/01/2023)	1,000,000	1,129,550
Town of Hamden CT,
4.000%, 08/15/2021 (Insured by BAM)	415,000	432,455
Town of Plainfield CT,
3.375%, 07/15/2026 (Callable 07/15/2024)	275,000	296,120
Town of Plymouth CT,
3.000%, 10/15/2027 (Callable 10/15/2024)(Insured by BAM)	300,000	317,751
University of Connecticut,
5.000%, 11/15/2026 (Callable 11/15/2022)	760,000	836,562
Total Connecticut (Cost $19,487,313)		19,728,841	1.9%

Delaware
Delaware Municipal Electric Corp.:
5.000%, 10/01/2024 (Insured by BAM)	230,000	265,836
5.000%, 10/01/2025 (Insured by BAM)	140,000	165,360
Delaware State Housing Authority,
2.600%, 07/01/2043 (Callable 06/01/2023)(Insured by GNMA)	182,892	185,273
Total Delaware (Cost $602,276)		616,469	0.1%

District of Columbia
District of Columbia:
5.000%, 12/01/2026 (Callable 12/01/2022)	310,000	343,865
4.000%, 12/01/2028 (Callable 12/01/2022)	330,000	354,344
District of Columbia Housing Finance Agency:
2.000%, 09/01/2021 (Mandatory Tender Date 09/01/2020) (1)	150,000	150,618
1.250%, 03/01/2023 (Mandatory Tender Date 03/01/2022)(Insured by FNMA) (1)	1,700,000	1,695,954
3.500%, 06/15/2023	335,000	346,474
2.550%, 09/01/2023 (Mandatory Tender Date 03/01/2022)(Insured by FHA) (1)	1,000,000	1,022,410
1.750%, 09/01/2025 (Mandatory Tender Date 09/01/2023)(Insured by FHA) (1)	3,760,000	3,808,090
Total District of Columbia (Cost $7,637,079)		7,721,755	0.8%

Florida
Broward County Housing Finance Authority,
1.200%, 08/01/2022 (Mandatory Tender Date 08/01/2021) (1)	4,000,000	3,993,080
Capital Trust Agency, Inc.:
4.000%, 12/15/2024	280,000	294,837
4.000%, 11/01/2025 (Pre-refunded to 11/01/2022)	240,000	253,639
4.250%, 12/01/2042 (Pre-refunded to 12/01/2022)	50,000	56,607
City of Auburndale FL,
5.250%, 12/01/2023	1,010,000	1,164,257
City of Boynton Beach FL,
4.500%, 11/01/2022 (Callable 11/01/2021)(Insured by AGM)	130,000	137,580
City of Gulf Breeze FL,
3.100%, 12/01/2020	75,000	76,129
City of Jacksonville FL:
5.000%, 11/01/2022	100,000	109,852
1.300%, 08/01/2036 (Callable 01/02/2020)(Optional Put Date 01/07/2020) (1)	1,000,000	1,000,000
City of Melbourne FL,
0.000%, 10/01/2023 (Insured by NATL)	100,000	94,619
City of Port St. Lucie FL:
5.000%, 09/01/2021	55,000	58,211
5.250%, 09/01/2022 (Insured by NATL)	100,000	110,403
City of Tampa FL,
5.250%, 11/15/2024 (Pre-refunded to 05/15/2020)	395,000	401,020
County of Collier FL,
5.000%, 06/01/2020	120,000	121,918
County of Miami-Dade FL,
0.000%, 10/01/2023 (ETM)(Insured by NATL)	50,000	47,402
County of Okeechobee FL,
1.550%, 07/01/2039 (Mandatory Tender Date 07/01/2021) (1)	475,000	477,033
County of St. Johns FL,
0.000%, 06/01/2021 (Insured by NATL)	210,000	206,163
Florida Development Finance Corp.,
2.625%, 12/15/2024	310,000	312,254
Florida Gulf Coast University Financing Corp.,
4.100%, 02/01/2025 (Callable 02/01/2020)	100,000	100,234
Florida Housing Finance Corp.:
3.700%, 07/01/2021 (Callable 01/01/2021)(Insured by GNMA)	585,000	595,671
1.450%, 03/01/2023 (Mandatory Tender Date 03/01/2022) (1)	100,000	100,187
4.350%, 01/01/2046 (Callable 01/01/2024)	305,000	318,728
4.000%, 07/01/2047 (Callable 07/01/2025)(Insured by GNMA)	120,000	127,062
4.000%, 07/01/2049 (Callable 07/01/2027)(Insured by GNMA)	210,000	226,829
Florida Municipal Power Agency,
5.000%, 10/01/2025 (Callable 10/01/2021)	585,000	621,141
Florida State Municipal Loan Council,
3.000%, 10/01/2020 (Insured by NATL)	555,000	562,171
0.000%, 04/01/2022 (Insured by NATL)	210,000	200,640
4.000%, 12/01/2022 (Insured by AGM)	155,000	166,862
0.000%, 04/01/2023 (Insured by NATL)	165,000	154,145
5.000%, 12/01/2023 (Insured by AGM)	160,000	181,995
0.000%, 04/01/2024 (Insured by NATL)	55,000	50,173
5.000%, 12/01/2024 (Insured by AGM)	85,000	99,289

Heritage Bay Community Development District:
2.125%, 05/01/2020	125,000	125,240
2.250%, 05/01/2021	125,000	126,079
Highlands County Health Facilities Authority:
1.250%, 11/15/2035 (Callable 01/02/2020)(Optional Put Date 01/07/2020) (1)	1,000,000	1,000,000
1.250%, 11/15/2037 (Callable 01/01/2020)(Optional Put Date 01/07/2020) (1)	4,200,000	4,200,000
Hollywood Community Redevelopment Agency:
5.000%, 03/01/2023	615,000	682,281
5.000%, 03/01/2024	800,000	913,440
Jacksonville Housing Finance Authority:
1.900%, 01/01/2021 (Mandatory Tender Date 01/01/2020) (1)	290,000	290,000
2.250%, 12/01/2021 (Mandatory Tender Date 12/01/2020) (1)	1,500,000	1,509,720
JEA Water & Sewer System Revenue:
4.000%, 10/01/2022 (Pre-refunded to 04/01/2021)	135,000	139,909
5.000%, 10/01/2023	150,000	170,202
5.000%, 10/01/2023	210,000	238,283
5.000%, 10/01/2026 (Callable 04/01/2021)	245,000	256,679
Lee County School Board,
5.000%, 08/01/2023	190,000	214,867
Lee Memorial Health System,
1.520%, 04/01/2049 (Callable 01/02/2020)(Optional Put Date 01/07/2020) (1)	1,000,000	1,000,000
Martin County Health Facilities Authority,
3.750%, 11/15/2020 (ETM)	125,000	127,739
Miami Beach Health Facilities Authority,
4.000%, 11/15/2025 (Callable 11/15/2022)	715,000	760,481
Miami Health Facilities Authority,
5.000%, 07/01/2021	310,000	314,182
Miami-Dade County Educational Facilities Authority:
5.000%, 04/01/2022	150,000	162,159
5.000%, 04/01/2023	150,000	167,427
Miami-Dade County Industrial Development Authority,
5.000%, 01/15/2022	385,000	403,557
Orange County Health Facilities Authority:
3.500%, 08/01/2021	560,000	577,741
6.250%, 10/01/2021 (ETM)(Insured by NATL)	75,000	79,519
5.000%, 08/01/2028 (Callable 08/01/2024)	2,000,000	2,270,460
Orange County Housing Finance Authority:
1.900%, 04/01/2022 (Mandatory Tender Date 04/01/2021) (1)	855,000	860,138
4.375%, 03/01/2031 (Callable 03/01/2021)(Insured by GNMA)	290,000	293,811
4.000%, 09/01/2040 (Callable 09/01/2024)(Insured by GNMA)	425,000	442,918
4.250%, 09/01/2049 (Callable 09/01/2027)(Insured by GNMA)	130,000	142,943
Osceola County Expressway Authority,
0.000%, 10/01/2024 (ETM)	110,000	101,559
Palm Beach County Health Facilities Authority:
5.000%, 08/15/2020	1,000,000	1,023,510
5.000%, 08/15/2021	400,000	424,260
5.000%, 11/15/2022	220,000	241,316
5.000%, 12/01/2031 (Pre-refunded to 12/01/2024)	1,250,000	1,468,687
Pinellas County Housing Finance Authority:
1.850%, 01/01/2022 (Mandatory Tender Date 01/01/2020) (1)	1,400,000	1,400,000
1.250%, 08/01/2022 (Mandatory Tender Date 08/01/2021) (1)	1,015,000	1,013,244
4.375%, 09/01/2027 (Callable 09/01/2021)(Insured by GNMA)	125,000	127,294
3.500%, 03/01/2046 (Callable 09/01/2025)(Insured by GNMA)	480,000	502,545
School Board of Miami-Dade County:
5.000%, 05/01/2031 (Mandatory Tender Date 05/01/2024) (1)	705,000	809,996
5.500%, 05/01/2031 (Callable 05/01/2021)(Insured by AGM)	300,000	315,672
St. Johns River Power Park,
5.000%, 10/01/2024 (Callable 01/31/2020)	105,000	105,283
St. Lucie County School Board,
5.000%, 07/01/2027 (Callable 07/01/2023)	1,150,000	1,279,180
Tolomato Community Development District,
2.000%, 05/01/2020 (Insured by AGM)	500,000	500,580
University of North Florida Financing Corp.,
5.000%, 11/01/2023 (Insured by AGM)	300,000	339,330
Total Florida (Cost $39,245,124)		39,542,362	3.9%

Georgia
Bartow County Development Authority,
2.750%, 12/01/2032 (Mandatory Tender Date 03/15/2023) (1)	2,000,000	2,064,000
Burke County Development Authority:
2.250%, 10/01/2032 (Mandatory Tender Date 05/25/2023) (1)	170,000	173,053
1.650%, 11/01/2048 (Mandatory Tender Date 06/18/2021) (1)	245,000	245,282
1.550%, 12/01/2049 (Mandatory Tender Date 08/19/2022) (1)	2,000,000	1,994,780
1.700%, 12/01/2049 (Mandatory Tender Date 08/22/2024) (1)	1,500,000	1,497,645
City of Atlanta GA:
5.000%, 01/01/2023 (Callable 01/31/2020)	450,000	451,368
5.000%, 01/01/2024 (Callable 01/31/2020)	515,000	516,566
4.000%, 07/01/2026 (Callable 07/01/2023)	100,000	107,388
City of Thomson GA:
3.000%, 07/01/2022	535,000	552,687
3.000%, 07/01/2023 (Callable 07/01/2022)	550,000	567,721
City of Union City GA,
3.000%, 07/01/2020	75,000	75,630
Colquitt County Development Authority,
0.000%, 12/01/2021 (ETM)	100,000	97,314
Cornelia Urban Redevelopment Agency,
4.000%, 10/01/2023 (Insured by AGM)	80,000	86,668
County of Columbia GA,
6.000%, 06/01/2020 (Insured by NATL)	110,000	112,130
Development Authority of Burke County,
0.620%, 11/01/2052 (Optional Put Date 01/01/2020) (1)	4,000,000	4,000,000
Forsyth County Hospital Authority,
6.375%, 10/01/2028 (ETM)	740,000	920,715
Gainesville & Hall County Hospital Authority:
2.270%, 08/15/2035 (SIFMA Municipal Swap Index + 0.950%) (Callable 01/31/2020)(Mandatory Tender Date 02/18/2020) (2)	1,775,000	1,775,905
1.520%, 02/15/2047 (Callable 01/02/2020)(Optional Put Date 01/07/2020) (1)	750,000	750,000
Macon-Bibb County Housing Authority,
2.040%, 04/01/2021 (Mandatory Tender Date 04/01/2020) (1)	1,190,000	1,191,856
Main Street Natural Gas, Inc.:
5.000%, 03/15/2022	180,000	193,491
5.000%, 09/01/2026 (Callable 06/01/2026)	500,000	598,475
2.023%, 08/01/2048 (1 Month LIBOR USD + 0.830%) (Callable 09/01/2023)(Mandatory Tender Date 12/01/2023) (2)	2,000,000	2,009,920
4.000%, 08/01/2048 (Callable 09/01/2023)(Mandatory Tender Date 12/01/2023) (1)	995,000	1,084,699
4.000%, 08/01/2049 (Callable 09/01/2024)(Mandatory Tender Date 12/02/2024) (1)	2,785,000	3,106,166
Monroe County Development Authority:
3.850%, 04/01/2043 (1)	100,000	100,053
2.350%, 10/01/2048 (Mandatory Tender Date 12/11/2020) (1)	500,000	504,880
2.050%, 07/01/2049 (Mandatory Tender Date 11/19/2021) (1)	260,000	261,994
Pelham School District:
5.000%, 09/01/2021 (Insured by ST AID)	100,000	106,008
5.000%, 09/01/2022 (Insured by ST AID)	125,000	136,844
5.000%, 09/01/2023 (Insured by ST AID)	290,000	326,902
5.000%, 09/01/2024 (Insured by ST AID)	210,000	243,111
Private Colleges & Universities Authority:
3.750%, 10/01/2021	55,000	56,977
5.000%, 10/01/2021	75,000	79,435
1.740%, 10/01/2039 (SIFMA Municipal Swap Index + 0.420%) (Callable 02/16/2022)(Mandatory Tender Date 08/16/2022) (2)	2,000,000	2,003,520
Richmond County Development Authority:
0.000%, 12/01/2021 (ETM)	425,000	414,367
0.000%, 12/01/2021 (ETM)	345,000	336,368
Valdosta & Lowndes County Hospital Authority,
5.000%, 10/01/2033 (Pre-refunded to 10/01/2021)	300,000	319,941
Washington Wilkes Payroll Development Authority,
0.000%, 12/01/2021 (ETM)	400,000	389,624
Total Georgia (Cost $29,206,869)		29,453,483	2.9%

Hawaii
Honda Auto Receivables Owner Trust,
1.640%, 09/01/2027 (SIFMA Municipal Swap Index + 0.320%) (Callable 01/16/2020)(Mandatory Tender Date 09/01/2020) (2)	200,000	200,012
Total Hawaii (Cost $200,104)		200,012	0.0%

Idaho
University of Idaho,
5.250%, 04/01/2041 (Mandatory Tender Date 04/01/2021) (1)	2,510,000	2,624,130
Total Idaho (Cost $2,605,703)		2,624,130	0.3%
Illinois
Adams & Hancock Counties Community Unit School District No. 4,
4.000%, 12/01/2026 (Callable 12/01/2025)(Insured by BAM)	275,000	306,364
Bureau County Township High School District No. 502,
3.000%, 12/01/2021 (Insured by BAM)	30,000	30,925
Carroll & Whiteside Counties Cmnty Unit Sch Dist No. 399,
4.000%, 12/01/2024 (Insured by AGM)	410,000	450,549
Chicago Board of Education:
0.000%, 12/01/2022	125,000	118,744
5.000%, 12/01/2022 (Insured by AGM)	295,000	319,974
5.000%, 12/01/2023 (Insured by AGM)	500,000	555,810
Chicago O'Hare International Airport,
5.000%, 01/01/2020	70,000	70,000
Chicago Park District:
5.000%, 01/01/2020	325,000	325,000
5.000%, 01/01/2024	1,305,000	1,461,717
City of Burbank IL,
4.000%, 12/01/2021 (Insured by BAM)	1,500,000	1,570,665
City of Chicago IL:
5.000%, 01/01/2020	300,000	300,000
5.000%, 01/01/2020	50,000	50,000
5.000%, 11/01/2020	850,000	874,225
5.000%, 01/01/2023 (Callable 01/01/2020)	25,000	25,000
5.000%, 01/01/2024 (Callable 01/01/2022)	705,000	750,867
5.250%, 01/01/2038 (Pre-refunded to 01/01/2022)	400,000	432,244
City of Decatur IL,
4.000%, 03/01/2022	65,000	68,043
City of Oregon IL,
4.000%, 12/01/2024 (Callable 12/01/2022)	105,000	111,608
City of Peoria IL:
4.500%, 01/01/2023 (Callable 04/15/2021)	500,000	526,405
4.000%, 01/01/2026 (Callable 04/15/2021)	500,000	522,125
City of Princeton IL:
4.000%, 11/01/2021 (Insured by AGM)	45,000	47,162
4.000%, 11/01/2022 (Insured by AGM)	100,000	106,919
4.000%, 01/01/2023 (Insured by AGM)	50,000	53,508
4.000%, 01/01/2025 (Insured by AGM)	120,000	133,015
City of Rock Island IL,
3.000%, 12/01/2022	435,000	447,341
City of Rockford IL,
5.000%, 12/15/2023 (Insured by BAM)	110,000	123,638
City of Springfield IL:
5.000%, 12/01/2023	155,000	173,665
5.000%, 03/01/2024	35,000	39,872
City of Waukegan IL:
5.000%, 12/30/2020 (Insured by AGM)	75,000	77,703
3.000%, 12/30/2022	365,000	378,439
Cook County Community High School District No. 219,
0.000%, 12/01/2020 (Insured by NATL)	65,000	63,797
Cook County Forest Preserve District,
5.000%, 11/15/2021	750,000	792,285
Cook County Illinois School District No. 163,
6.000%, 12/15/2024 (Insured by BAM)	795,000	949,826
Cook County School District No. 84:
0.000%, 12/01/2020 (Insured by AGM)	490,000	483,944
0.000%, 12/01/2021 (ETM)(Insured by AGM)	180,000	175,464
0.000%, 12/01/2021 (ETM)(Insured by AGM)	105,000	102,354
0.000%, 12/01/2021 (ETM)(Insured by AGM)	120,000	116,643
Cook County School District No. 111,
0.000%, 12/01/2020 (ETM)(Insured by AGM)	70,000	69,203
Cook County School District No. 123,
0.000%, 12/01/2021 (ETM)	200,000	194,960
Cook County School District No. 130,
5.000%, 12/01/2025 (Insured by AGM)	1,320,000	1,554,340
Cook County School District No. 154,
3.500%, 12/01/2024 (Insured by BAM)	114,000	121,142
Cook County School District No. 159,
0.000%, 12/01/2022 (Insured by AGM)	100,000	94,940

Cook County Township High School District No. 201:
0.000%, 12/01/2020 (Insured by AMBAC)	265,000	260,638
0.000%, 12/01/2025 (Insured by AGM)	165,000	145,335
County of Champaign IL,
8.250%, 01/01/2020 (Insured by NATL)	1,015,000	1,015,000
County of Jefferson IL,
2.000%, 01/15/2020 (Insured by AGM)	100,000	100,026
County of Washington IL,
4.000%, 12/15/2024 (Insured by AGM)	250,000	277,903
DeKalb & Kane Counties Community Unit School District No. 427,
4.000%, 02/01/2029 (Callable 02/01/2022)(Insured by BAM)	475,000	493,677
DeKalb County Community Unit School District No. 424,
0.000%, 01/01/2022 (Insured by AMBAC)	250,000	241,500
DuPage County School District No. 34,
0.000%, 01/01/2020 (Insured by NATL)	460,000	460,000
Fulton, Mason, Knox, Schuyler, Etc. Counties Community College District No. 534:
3.250%, 12/01/2020 (Insured by BAM)	210,000	212,736
4.000%, 12/01/2027 (Callable 12/01/2022)(Insured by BAM)	90,000	94,505
Governors State University,
5.000%, 07/01/2021 (Insured by BAM)	295,000	309,260
Hampshire Special Service Area No. 13:
3.000%, 03/01/2022 (Insured by BAM)	100,000	102,142
3.000%, 03/01/2023 (Insured by BAM)	210,000	216,227
3.000%, 03/01/2026 (Insured by BAM)	90,000	92,994
Illinois Development Finance Authority:
0.000%, 01/01/2020 (Insured by AGM)	105,000	105,000
0.000%, 07/15/2023 (ETM)	720,000	684,648
0.000%, 07/15/2025 (ETM)	475,000	436,102
Illinois Educational Facilities Authority,
1.800%, 07/01/2036 (Mandatory Tender Date 02/13/2020) (1)	200,000	200,136
Illinois Finance Authority:
5.000%, 02/15/2020	100,000	100,402
5.000%, 08/01/2020	425,000	433,122
5.000%, 10/01/2020	105,000	106,857
5.000%, 01/01/2021	125,000	128,975
4.000%, 09/01/2021	75,000	77,712
5.000%, 11/01/2021	75,000	79,459
5.000%, 02/15/2022	235,000	253,083
6.250%, 05/01/2022 (Pre-refunded to 05/01/2020)	145,000	147,419
5.000%, 05/15/2022	190,000	202,736
5.000%, 09/01/2022	200,000	216,542
5.000%, 05/15/2023	120,000	133,895
5.000%, 09/01/2023	400,000	444,088
5.000%, 05/15/2024	350,000	401,446
5.000%, 11/01/2024	235,000	269,033
2.597%, 05/01/2036 (1 Month LIBOR USD + 1.350%) (Callable 11/01/2020)(Mandatory Tender Date 05/01/2021) (2)	135,000	135,242
1.750%, 07/01/2042 (Mandatory Tender Date 05/06/2020) (1)	1,950,000	1,952,476
2.070%, 01/01/2046 (SIFMA Municipal Swap Index + 0.750%) (Callable 07/01/2022)(Mandatory Tender Date 07/01/2023) (2)	70,000	70,208
Illinois Housing Development Authority:
1.900%, 10/01/2022 (Mandatory Tender Date 10/01/2021) (1)	1,250,000	1,261,338
2.450%, 06/01/2043 (Callable 01/01/2023)(Insured by GNMA)	359,914	363,743
4.500%, 10/01/2048 (Callable 04/01/2028)	340,000	376,621
4.250%, 10/01/2049 (Callable 04/01/2028)	1,970,000	2,172,752
Illinois Sports Facilities Authority,
0.000%, 06/15/2020 (Insured by AMBAC)	50,000	49,587
Iroquois & Kankakee Counties Community Unit School District No. 4,
0.000%, 11/01/2021 (Insured by AMBAC)	500,000	482,740
Jefferson County Township High School District No. 201,
6.500%, 12/30/2020 (Insured by BAM)	195,000	205,039
Joliet Park District:
5.000%, 03/01/2022 (Callable 03/01/2021)	130,000	133,662
4.000%, 02/01/2023 (Insured by BAM)	150,000	158,615
Joliet Regional Port District,
4.000%, 06/30/2025 (Callable 06/30/2024)(Insured by AGM)	40,000	43,883
Kane County School District No. 131,
3.500%, 06/01/2024 (Callable 06/01/2021)(Insured by AGM)	785,000	803,502
Kankakee County Community High School District No. 307,
4.000%, 12/01/2023 (Insured by BAM)	390,000	422,760
Kankakee, Iroquois, Ford, Etc. Counties Community Unit School District No. 2,
4.000%, 12/01/2023 (Insured by AGM)	445,000	480,978
Kendall & Kane Counties Community Unit School District No. 115,
0.000%, 01/01/2022 (Insured by NATL)	1,250,000	1,206,313
Kendall County Forest Preserve District,
4.000%, 01/01/2025 (Insured by BAM)	215,000	234,976
Kendall Kane & Will Counties Community Unit School District No. 308,
5.000%, 02/01/2029 (Callable 02/01/2021)	3,000,000	3,104,070
Knox & Warren Counties Community Unit School District No. 205,
6.000%, 01/01/2030 (Callable 01/01/2021)	500,000	520,945
Lake County Community Consolidated School District No. 24,
4.000%, 01/01/2020	940,000	940,000
Lake County Community High School District No. 127,
0.000%, 02/01/2020 (Insured by NATL)	150,000	149,840
Lake County Community Unit School District No. 116,
5.000%, 01/15/2025 (Callable 01/15/2023)	240,000	265,020
Lake County Community Unit School District No. 95,
0.000%, 12/01/2020 (Insured by NATL)	700,000	690,284
Lake County Elementary School District No. 6:
0.000%, 12/01/2021 (Insured by AMBAC)	115,000	109,747
0.000%, 12/01/2022 (Insured by AMBAC)	115,000	106,756
0.000%, 12/01/2024 (Insured by AMBAC)	70,000	61,000
Lake County Forest Preserve District,
1.749%, 12/15/2020 (3 Month LIBOR USD + 0.480%) (2)	295,000	295,345
Lake County School District No. 38,
0.000%, 02/01/2023 (Insured by AMBAC)	815,000	755,366
Lee County Community Unit School District No. 272:
4.000%, 01/01/2020 (Insured by AGM)	300,000	300,000
4.000%, 01/01/2021 (Insured by AGM)	370,000	379,801
Logan Sangamon Etc Counties Community Unit School District No. 23:
5.000%, 12/01/2021 (Insured by AGM)	440,000	466,070
5.000%, 12/01/2022 (Insured by AGM)	520,000	566,181
Macon & De Witt Counties Community Unit School District No. 1,
2.250%, 12/01/2022 (Callable 01/31/2020)	80,000	80,025
McHenry County Community Unit School District No. 200,
5.250%, 01/15/2027 (Callable 01/15/2024)	110,000	126,036
Menard Cass & Sangamon Counties Community Unit School District No. 202,
4.000%, 12/01/2022 (Insured by AGM)	300,000	320,115
Metropolitan Pier & Exposition Authority:
0.000%, 06/15/2021 (ETM)(Insured by NATL)	45,000	44,137
0.000%, 06/15/2021	55,000	53,945
0.000%, 06/15/2022 (ETM)(Insured by NATL)	30,000	29,020
5.650%, 06/15/2022 (Insured by NATL) (5)	145,000	157,912
5.500%, 12/15/2023 (Insured by NATL)	200,000	215,490
0.000%, 06/15/2024 (Insured by NATL)	35,000	32,033
5.700%, 06/15/2025 (Pre-refunded to 06/15/2022)(Insured by NATL) (5)	30,000	33,580
5.700%, 06/15/2025 (Callable 06/15/2022)(Insured by NATL) (5)	35,000	38,422
5.000%, 12/15/2026 (Callable 06/15/2022)(Insured by ST AID)	290,000	310,784
Monroe & St. Clair Counties Community Unit School District No. 5,
5.000%, 04/15/2020 (Insured by BAM)	270,000	272,878
Newport Township Fire Protection District:
4.000%, 01/01/2022 (Insured by BAM)	125,000	130,189
4.000%, 01/01/2023 (Insured by BAM)	135,000	143,368
Ogle & Winnebago Counties Community Unit School District No. 223,
5.000%, 12/01/2021 (Insured by BAM)	150,000	160,412
Peoria Public Building Commission,
5.000%, 12/01/2020 (Insured by BAM)	185,000	191,161
Pike & Adams Counties Community Unit School District No. 4,
4.000%, 12/01/2024 (Insured by BAM)	345,000	375,902
Plano Special Service Areas No. 3 & 4,
4.000%, 03/01/2030 (Callable 03/01/2025)	315,000	342,597
Prospect Heights Park District:
4.000%, 12/01/2020 (Insured by BAM)	120,000	122,891
4.000%, 12/01/2021 (Insured by BAM)	330,000	346,569
Public Building Commission of Chicago:
7.000%, 01/01/2020 (ETM)(Insured by NATL)	2,585,000	2,585,000
5.000%, 03/01/2020 (Callable 01/31/2020)(Insured by AMBAC)	100,000	100,258
Railsplitter Tobacco Settlement Authority,
5.250%, 06/01/2020	85,000	86,353
Regional Transportation Authority:
6.250%, 07/01/2021 (Insured by AGM)	600,000	644,466
5.750%, 06/01/2023 (Insured by AGM)	175,000	195,060
Sales Tax Securitization Corp.:
5.000%, 01/01/2022	2,035,000	2,162,004
5.000%, 01/01/2024	200,000	223,614
Sangamon & Morgan Counties Community Unit School District No. 16,
5.500%, 02/01/2020 (Insured by NATL)	870,000	872,906
Sangamon County Water Reclamation District,
5.000%, 01/01/2021 (ETM)	315,000	326,797
Shelby Christian Macon Counties Community School District No. 21:
4.000%, 12/01/2025 (Callable 12/01/2023)(Insured by AGM)	400,000	434,848
4.000%, 12/01/2026 (Callable 12/01/2023)(Insured by AGM)	435,000	471,018
Southwestern Illinois Development Authority,
7.125%, 11/01/2030 (Pre-refunded to 11/01/2023)	195,000	237,929
St. Charles Public Library District,
4.000%, 11/01/2028 (Callable 11/01/2024)	455,000	494,075
St. Clair County Community Consolidated School District:
0.000%, 12/01/2021	510,000	493,374
0.000%, 12/01/2022	190,000	180,126
St. Clair County School District No. 119:
5.000%, 04/01/2022 (Insured by AGM)	350,000	377,804
5.000%, 04/01/2023 (Insured by AGM)	300,000	334,248
St. Clair County Township High School District No. 203,
4.000%, 12/01/2022	400,000	425,060
State of Illinois:
5.000%, 04/01/2020	40,000	40,335
4.000%, 06/15/2020	975,000	984,692
5.000%, 06/15/2020	35,000	35,504
5.000%, 06/15/2020	630,000	639,072
5.000%, 08/01/2020	3,000,000	3,058,230
4.000%, 06/15/2021	35,000	35,950
5.000%, 08/01/2021	175,000	183,557
5.000%, 01/01/2022 (Callable 01/31/2020)	145,000	145,339
5.000%, 03/01/2022	55,000	58,506
5.000%, 06/15/2022	185,000	197,349
6.500%, 06/15/2022	260,000	267,527
5.000%, 06/15/2023	270,000	294,867
5.000%, 06/15/2023	670,000	731,707
5.000%, 04/01/2024 (Callable 04/01/2023)(Insured by AGM)	200,000	220,704
5.500%, 07/01/2024 (Callable 07/01/2023)	835,000	925,656
5.000%, 08/01/2024 (Callable 08/01/2022)	100,000	106,968
5.000%, 10/01/2024	525,000	587,401
3.750%, 06/15/2025 (Callable 06/15/2021)	210,000	214,276
5.000%, 06/15/2025 (Callable 06/15/2023)	1,500,000	1,628,475
4.000%, 06/15/2026 (Callable 06/15/2021)	315,000	322,166
5.000%, 05/01/2028 (Callable 05/01/2024)	545,000	599,751
United City of Yorkville IL,
4.050%, 12/01/2027 (Callable 12/01/2023)	120,000	129,139
University of Illinois:
5.000%, 08/15/2020	290,000	296,583
5.000%, 10/01/2021	300,000	319,131
5.000%, 03/15/2022	50,000	53,986
Upper Illinois River Valley Development Authority:
5.000%, 12/01/2022	530,000	575,183
5.000%, 12/01/2023	400,000	444,168
Village of Calumet Park IL,
5.250%, 12/01/2029 (Callable 12/01/2024)(Insured by BAM)	500,000	569,205
Village of Crestwood IL:
4.000%, 12/15/2021 (Insured by BAM)	250,000	261,818
4.500%, 12/15/2025 (Callable 12/15/2022)(Insured by BAM)	60,000	65,191
Village of Lansing IL:
5.000%, 03/01/2022 (Insured by AGM)	340,000	361,967
5.000%, 03/01/2023 (Insured by AGM)	275,000	300,616
5.000%, 03/01/2024 (Insured by BAM)	230,000	257,474
Village of Lyons IL,
5.000%, 12/01/2025 (Callable 12/01/2022)(Insured by BAM)	25,000	27,250
Village of Matteson IL,
8.000%, 12/01/2029 (Pre-refunded to 06/01/2022) (5)	315,000	359,664
Village of Montgomery IL,
2.100%, 03/01/2020 (Insured by BAM)	190,000	190,272
Village of Oak Park IL:
5.000%, 11/01/2020	235,000	242,172
4.000%, 11/01/2021	245,000	256,951
Village of Orland Hills IL:
4.000%, 12/01/2022 (Insured by BAM)	145,000	154,168
4.000%, 12/01/2023 (Insured by BAM)	130,000	140,307
Village of Rantoul IL,
4.300%, 01/01/2025 (Callable 01/01/2023)	125,000	134,206
Village of Richton Park IL,
4.000%, 12/01/2022 (Insured by BAM)	80,000	84,521
Village of River Grove IL:
3.000%, 12/15/2020 (Insured by BAM)	75,000	75,985
3.000%, 12/15/2021 (Insured by BAM)	120,000	123,119
Village of Sauk Village IL,
4.000%, 12/01/2024 (Insured by BAM)	1,260,000	1,377,180
Village of Stone Park IL:
4.000%, 02/01/2022 (Insured by BAM)	125,000	131,311
4.000%, 02/01/2023 (Insured by BAM)	130,000	139,641
4.000%, 02/01/2024 (Insured by BAM)	135,000	148,010
4.000%, 02/01/2025 (Insured by BAM)	140,000	156,474
4.000%, 02/01/2026 (Insured by BAM)	220,000	249,924
4.750%, 02/01/2028 (Callable 02/01/2023)(Insured by BAM)	50,000	54,434
Village of Sugar Grove IL,
3.000%, 12/15/2025 (Callable 12/15/2021)	225,000	229,581
Village of Tremont IL:
3.000%, 01/01/2020 (Insured by BAM)	70,000	70,000
3.000%, 07/01/2020 (Insured by BAM)	95,000	95,765
Wayne Hamilton & Jefferson Counties Community Unit School District No. 100,
4.500%, 12/01/2021 (Insured by BAM)	195,000	205,750
Western Illinois University,
5.000%, 04/01/2020 (Insured by BAM)	250,000	251,920
White County Community Unit School District No. 5,
4.300%, 12/01/2021 (Insured by AGM)	100,000	105,527
Will County Community Consolidated School District No. 70-C:
4.000%, 12/01/2020 (Insured by AGM)	130,000	133,216
4.000%, 12/01/2022 (Insured by AGM)	270,000	290,021
Will County Community High School District No. 210:
0.000%, 01/01/2021 (Insured by AGM)	210,000	206,291
5.000%, 01/01/2021 (Callable 01/31/2020)	125,000	125,258
0.000%, 01/01/2022 (ETM)(Insured by AGM)	245,000	237,993
0.000%, 01/01/2023 (ETM)(Insured by AGM)	365,000	349,236
0.000%, 01/01/2023 (Insured by AGM)	210,000	197,841
0.000%, 01/01/2024 (ETM)(Insured by AGM)	500,000	469,910
0.000%, 01/01/2024 (Insured by AGM)	275,000	252,788
5.000%, 01/01/2029 (Callable 01/01/2023)	35,000	37,373
Will County Community Unit School District No. 201-U,
0.000%, 11/01/2021 (Insured by NATL)	215,000	208,180
Will County Community Unit School District No. 365:
0.000%, 11/01/2021 (Insured by AGM)	200,000	194,360
0.000%, 11/01/2022 (ETM)(Insured by AGM)	45,000	43,053
Will County Elementary School District No. 122:
0.000%, 11/01/2021 (ETM)(Insured by AGM)	50,000	48,750
0.000%, 11/01/2023 (ETM)(Insured by AGM)	125,000	117,916
Will County School District No. 88,
5.250%, 01/01/2022 (Insured by AGM)	860,000	910,499
Will County Township High School District No. 204,
5.000%, 01/01/2023	195,000	214,962
Winnebago & Boone Counties School District No. 205:
0.000%, 02/01/2022	95,000	91,525
4.000%, 02/01/2028 (Callable 02/01/2023)	965,000	1,024,811
Total Illinois (Cost $80,982,117)		82,120,897	8.1%

Indiana
Anderson Redevelopment District,
5.000%, 02/01/2020	535,000	536,428
Center Grove Community School Corp.,
2.000%, 01/01/2020 (Insured by ST AID)	655,000	655,000
City of Goshen IN,
4.100%, 01/01/2021 (Callable 01/31/2020)(Insured by AGM)	470,000	471,198
City of Lawrence IN:
3.000%, 01/01/2020 (Insured by BAM)	175,000	175,000
4.000%, 01/01/2021 (Insured by BAM)	200,000	205,038
4.000%, 01/01/2022 (Insured by BAM)	400,000	420,464
City of Mishawaka IN,
5.000%, 03/01/2025 (Insured by AGM)	100,000	117,841
City of Muncie IN:
4.000%, 07/15/2020 (Insured by AGM)	100,000	101,114
4.000%, 07/15/2020 (Insured by AGM)	100,000	101,114
4.000%, 07/15/2022 (Insured by AGM)	110,000	115,431
4.000%, 01/15/2024 (Insured by AGM)	170,000	182,423
City of Rockport IN,
1.350%, 07/01/2025 (Mandatory Tender Date 09/01/2022) (1)	1,000,000	996,520
City of Valparaiso IN,
4.000%, 08/01/2026 (Callable 08/01/2023)	375,000	407,201
City of Whiting IN,
5.250%, 01/01/2021	2,550,000	2,647,130
Clarksville Redevelopment Authority:
4.000%, 08/01/2021	155,000	161,389
4.000%, 02/01/2022	230,000	242,243
County of Lake IN,
4.000%, 07/15/2021 (Insured by AGM)	100,000	104,226
Evansville Vanderburgh Public Library,
4.000%, 07/01/2021 (Insured by ST AID)	135,000	138,542
Fishers Redevelopment Authority:
4.000%, 07/15/2020 (Insured by ST AID)	400,000	402,972
4.000%, 01/15/2023	270,000	291,171
4.000%, 07/15/2023	275,000	299,893
Hammond Local Public Improvement Bond Bank,
2.375%, 12/31/2020	1,850,000	1,857,714
Hammond Multi-School Building Corp.,
5.000%, 01/15/2025 (Insured by ST AID)	525,000	607,782
Hammond Sanitary District,
5.000%, 01/15/2021 (Insured by BAM)	445,000	462,733
Indiana Bond Bank,
2.311%, 10/15/2022 (3 Month LIBOR USD + 0.970%) (2)	1,125,000	1,125,225
Indiana Finance Authority:
5.000%, 09/15/2022	60,000	65,233
5.000%, 10/01/2022	175,000	191,347
5.250%, 10/01/2022 (Callable 10/01/2021)	800,000	856,168
5.000%, 09/15/2023	75,000	83,662
5.000%, 09/15/2024	155,000	176,675
5.000%, 09/15/2025	325,000	376,772
2.250%, 12/01/2058 (Callable 01/01/2025)(Mandatory Tender Date 07/01/2025) (1)	2,985,000	3,092,161
Indiana Health & Educational Facilities Financing Authority,
1.750%, 11/15/2031 (Mandatory Tender Date 11/02/2021) (1)	400,000	403,388
Indiana Housing & Community Development Authority:
4.000%, 12/01/2027 (Callable 06/01/2021)(Insured by GNMA)	395,000	401,557
3.500%, 01/01/2049 (Callable 01/01/2029)(Insured by GNMA)	1,275,000	1,375,342
Indianapolis Local Public Improvement Bond Bank,
5.000%, 06/01/2020	1,030,000	1,046,161
Kankakee Valley Middle School Building Corp.,
5.000%, 07/15/2022 (Insured by ST AID)	215,000	235,090
Lake Central Multi-District School Building Corp.,
5.000%, 07/15/2026 (Callable 01/15/2023)(Insured by ST AID)	585,000	648,198
Lake Station School Building Corp.,
3.000%, 07/15/2022 (Callable 01/15/2022)(Insured by ST AID)	125,000	127,678
Marion High School Building Corp.:
3.000%, 01/15/2021 (Insured by ST AID)	115,000	117,107
4.000%, 01/15/2022 (Insured by ST AID)	170,000	179,498
4.000%, 07/15/2022 (Insured by ST AID)	135,000	144,188
4.000%, 01/15/2023 (Insured by ST AID)	215,000	231,991
4.000%, 01/15/2025 (Insured by ST AID)	200,000	224,188
Michigan City School Building Corp.,
5.000%, 07/15/2023 (Insured by ST AID)	350,000	390,600
Munster School Building Corp.:
5.000%, 01/15/2022 (Insured by ST AID)	205,000	218,462
5.000%, 07/15/2022 (Insured by ST AID)	215,000	232,510
5.000%, 01/15/2023 (Insured by ST AID)	215,000	235,801
4.000%, 07/15/2023 (Insured by ST AID)	160,000	172,357
5.000%, 01/15/2024 (Insured by ST AID)	225,000	253,258
New Durham Township Metropolitan School District School Building Corp.,
1.600%, 01/15/2021	160,000	160,229
Noblesville Multi School Building Corp.,
5.000%, 07/15/2021 (Insured by ST AID)	2,160,000	2,258,604
Salem Middle School Building Corp.,
4.000%, 01/15/2024 (Insured by ST AID)	195,000	213,443
Shelbyville Central Renovation School Building Corp.,
5.000%, 07/15/2022 (Insured by ST AID)	260,000	283,884
Starke County Building Corp.,
4.000%, 08/01/2028 (Callable 02/01/2022)(Insured by ST AID)	700,000	730,513
Town of Rossville IN,
3.500%, 07/01/2023	115,000	121,136
Vinton-Tecumseh School Building Corp.:
4.000%, 01/15/2020 (Insured by ST AID)	275,000	275,248
4.000%, 07/15/2020 (Insured by ST AID)	255,000	258,687
4.000%, 01/15/2021 (Insured by ST AID)	265,000	272,346
4.000%, 07/15/2021 (Insured by ST AID)	220,000	229,022
4.000%, 07/15/2022 (Insured by ST AID)	385,000	411,103
5.000%, 01/15/2023 (Insured by ST AID)	145,000	160,985
Wabash City Schools Building Corp.:
4.000%, 07/15/2024 (Insured by ST AID)	110,000	122,147
4.000%, 01/15/2025 (Insured by ST AID)	140,000	157,005
4.000%, 07/15/2025 (Insured by ST AID)	240,000	271,524
Washington Indiana Elementary School Building Corp.,
3.000%, 01/15/2024 (Insured by ST AID)	550,000	571,005
West Washington School Corp.:
2.000%, 01/15/2022 (Insured by ST AID)	125,000	126,246
2.000%, 07/15/2022 (Insured by ST AID)	195,000	197,309
Westfield High School Building Corp.,
5.000%, 01/15/2024 (Insured by ST AID)	200,000	226,620
Total Indiana (Cost $31,180,962)		31,352,240	3.1%

Iowa
Bondurant-Farrar Community School District,
3.000%, 06/01/2023 (Insured by MAC)	110,000	115,715
City of Cedar Rapids IA,
2.888%, 08/15/2029 (Insured by AMBAC) (1)	710,000	709,645
City of Coralville IA:
4.000%, 06/01/2024	300,000	301,563
4.000%, 06/01/2025 (Callable 06/01/2024)	455,000	456,652
City of New Hampton IA:
3.000%, 06/01/2022 (Insured by BAM)	130,000	134,688
3.000%, 06/01/2023 (Insured by BAM)	135,000	141,739
City of Waverly IA,
2.500%, 12/31/2022 (Callable 07/01/2022)	2,900,000	2,918,067
County of Adair IA:
2.000%, 06/01/2022	580,000	589,582
2.000%, 06/01/2023	730,000	745,680
2.000%, 06/01/2024	755,000	774,313
County of Taylor IA:
4.000%, 06/01/2020	230,000	232,668
4.000%, 06/01/2021	245,000	254,709
Iowa Finance Authority:
3.500%, 07/01/2046 (Callable 01/01/2026)(Insured by GNMA)	180,000	188,455
4.000%, 07/01/2047 (Callable 07/01/2027)(Insured by GNMA)	935,000	1,008,930
4.000%, 07/01/2047 (Callable 07/01/2028)(Insured by GNMA)	1,100,000	1,225,147
2.875%, 05/15/2049 (Callable 11/15/2020)	900,000	905,337
Iowa Western Community College,
3.000%, 06/01/2021	500,000	512,270
Lake Panorama Improvement Zone:
3.000%, 06/01/2020	815,000	819,817
3.000%, 06/01/2021	385,000	392,273
3.000%, 06/01/2022	395,000	406,964
3.000%, 06/01/2023	405,000	421,917
3.000%, 06/01/2024	420,000	441,097
3.000%, 06/01/2025	430,000	453,327
PEFA, Inc.,
5.000%, 09/01/2049 (Callable 06/01/2026)(Mandatory Tender Date 09/01/2026) (1)	500,000	591,950
West Monona Community School District,
2.000%, 06/01/2021 (Callable 06/01/2020)	280,000	280,672
Total Iowa (Cost $14,866,339)		15,023,177	1.5%

Kansas
City of Goddard KS,
3.000%, 12/01/2022 (Callable 12/01/2021)	1,325,000	1,364,021
City of Lenexa KS,
1.625%, 09/01/2021 (Callable 09/01/2020)	275,000	275,080
City of Washington KS,
2.000%, 12/01/2022 (Callable 12/01/2020)	1,860,000	1,871,216
City of Wichita KS,
3.000%, 09/01/2023 (Callable 09/01/2022)	425,000	431,859
Dickinson County Unified School District No. 487,
5.000%, 09/01/2038 (Pre-refunded to 09/01/2023)(Insured by AGM)	750,000	854,377
Kansas Municipal Energy Agency,
5.000%, 04/01/2022 (Insured by BAM)	515,000	557,822
Public Building Commission of Johnson County,
5.000%, 09/01/2023	1,310,000	1,492,300
Reno County Unified School District No. 313,
4.000%, 09/01/2030 (Callable 09/01/2022)	200,000	210,622
Wyandotte County-Kansas City Unified Government,
4.000%, 09/01/2020 (Callable 03/01/2020)	250,000	251,058
Total Kansas (Cost $7,221,526)		7,308,355	0.7%

Kentucky
City of Ashland KY,
4.500%, 02/01/2025 (Callable 02/01/2020)	100,000	100,261
City of Owensboro KY,
0.000%, 01/01/2020 (Insured by AMBAC)	385,000	385,000
City of Somerset KY,
4.000%, 11/01/2026 (Callable 11/01/2021)	205,000	211,601
County of Carroll KY,
1.550%, 09/01/2042 (Mandatory Tender Date 09/01/2026) (1)	750,000	743,520
County of Kenton KY:
5.000%, 04/01/2024	375,000	431,006
5.000%, 04/01/2026	700,000	844,529
Kentucky Economic Development Finance Authority:
0.000%, 12/01/2022 (ETM)(Insured by AGC)	60,000	57,662
0.000%, 10/01/2024 (Insured by NATL)	880,000	792,933
0.000%, 12/01/2024 (ETM)(Insured by AGC)	60,000	55,754
4.500%, 02/01/2025 (Callable 02/01/2020)	165,000	165,431
6.000%, 06/01/2030 (Pre-refunded to 06/01/2020)	190,000	193,741
6.375%, 06/01/2040 (Pre-refunded to 06/01/2020)	340,000	347,218
6.500%, 03/01/2045 (Pre-refunded to 06/01/2020)	950,000	970,615
Kentucky Housing Corp.,
2.000%, 09/01/2021 (Mandatory Tender Date 09/01/2020) (1)	150,000	150,707
Kentucky Public Energy Authority:
4.000%, 04/01/2048 (Callable 01/02/2024)(Mandatory Tender Date 04/01/2024) (1)	4,750,000	5,169,900
4.000%, 01/01/2049 (Callable 10/01/2024)(Mandatory Tender Date 01/01/2025) (1)	2,735,000	3,020,096
4.000%, 12/01/2049 (Callable 03/01/2025)(Mandatory Tender Date 06/01/2025) (1)	460,000	509,869
Kentucky Rural Water Finance Corp.,
2.250%, 03/01/2020 (Callable 01/21/2020)	565,000	565,277
Kentucky Turnpike Authority,
4.000%, 07/01/2026	1,000,000	1,143,600
Louisville & Jefferson County Metropolitan Government,
5.000%, 12/01/2022 (Pre-refunded to 06/01/2022)	975,000	1,060,352
Magoffin County Justice Center Corp.,
3.000%, 05/01/2023	345,000	359,776
Murray State University:
5.000%, 09/01/2021 (Insured by ST AID)	285,000	301,977
5.000%, 09/01/2022 (Insured by ST AID)	410,000	447,835
5.000%, 09/01/2023 (Insured by ST AID)	435,000	489,027
Total Kentucky (Cost $18,373,939)		18,517,687	1.8%

Louisiana
Calcasieu Parish Fire Protection District No. 1:
3.000%, 03/01/2020 (Insured by BAM)	110,000	110,309
3.500%, 03/01/2022 (Insured by BAM)	145,000	151,168
4.000%, 03/01/2024 (Insured by BAM)	155,000	169,956
Calcasieu Parish School Board,
5.000%, 02/01/2025 (Callable 02/01/2022)	115,000	123,616
Calcasieu Parish School District No. 23:
5.000%, 09/01/2022 (Insured by BAM)	85,000	93,265
5.000%, 09/01/2023 (Insured by BAM)	175,000	197,937
5.000%, 09/01/2024 (Insured by BAM)	250,000	290,765
Calcasieu Parish School District No. 30:
2.500%, 02/15/2022	225,000	230,135
4.000%, 02/15/2023 (Insured by AGM)	125,000	134,576
Calcasieu Parish School District No. 34:
2.000%, 11/01/2021	420,000	425,594
2.000%, 11/01/2022	425,000	433,092
Central Community School System,
3.000%, 01/01/2021	695,000	707,260
City of New Iberia LA,
4.500%, 03/01/2022 (Callable 03/01/2021)(Insured by AGM)	865,000	896,062
City of Shreveport LA,
5.000%, 08/01/2023 (Insured by BAM)	165,000	186,100
East Ouachita Parish School District:
2.500%, 03/01/2022	435,000	445,879
2.500%, 03/01/2024	200,000	207,678
Ernest N Morial New Orleans Exhibition Hall Authority,
5.000%, 07/15/2021	250,000	264,468
Greater Ouachita Water Co.,
5.000%, 09/01/2022 (Insured by BAM)	300,000	327,930
Jefferson Sales Tax District:
5.000%, 12/01/2023 (Insured by AGM)	500,000	572,225
5.000%, 12/01/2024 (Insured by AGM)	575,000	676,137
Lafourche Parish Water District No. 1,
2.500%, 01/01/2021	390,000	394,957
Louisiana Local Government Environmental Facilities & Community Development Authority:
5.000%, 08/01/2024 (Callable 08/01/2023)	180,000	201,811
5.500%, 10/01/2025 (Pre-refunded to 10/01/2020)	1,050,000	1,084,219
5.625%, 10/01/2030 (Pre-refunded to 10/01/2020)	80,000	82,681
5.750%, 09/01/2035 (Pre-refunded to 09/01/2023)	75,000	87,303
6.000%, 10/01/2044 (Pre-refunded to 10/01/2020)	145,000	150,250
Louisiana Public Facilities Authority:
0.000%, 02/01/2020 (ETM)	200,000	199,786
5.000%, 10/01/2023	255,000	285,863
5.500%, 05/15/2027 (Pre-refunded to 05/15/2026)	2,005,000	2,438,882
New Orleans Aviation Board,
5.000%, 10/01/2025 (Insured by AGM)	200,000	237,070
Parish of St. Charles LA,
4.000%, 12/01/2040 (Mandatory Tender Date 06/01/2022) (1)	425,000	447,559
Parish of St. John the Baptist LA,
2.100%, 06/01/2037 (Mandatory Tender Date 07/01/2024) (1)	2,190,000	2,210,915
Regional Transit Authority,
0.000%, 12/01/2021 (Insured by NATL)	85,000	80,131
St. Landry Parish Road District No. 1,
3.250%, 03/01/2025 (Callable 03/01/2024)(Insured by BAM)	210,000	224,557
St. Tammany Parish Recreation District No. 14:
2.000%, 04/01/2021	210,000	212,119
2.250%, 04/01/2023	225,000	231,995
State of Louisiana:
5.000%, 05/01/2024 (Pre-refunded to 05/01/2022)	345,000	375,833
5.000%, 06/15/2034 (Callable 06/15/2024)	60,000	68,154
Total Louisiana (Cost $15,465,244)		15,658,237	1.5%

Maine
Maine State Housing Authority:
3.500%, 11/15/2045 (Callable 05/15/2025)	30,000	31,300
4.000%, 11/15/2045 (Callable 11/15/2025)	350,000	369,040
3.500%, 11/15/2047 (Callable 11/15/2026)	465,000	491,435
4.000%, 11/15/2049 (Callable 05/15/2028)	1,625,000	1,775,248
Total Maine (Cost $2,610,142)		2,667,023	0.3%

Maryland
City of Baltimore MD,
5.000%, 07/01/2024 (ETM)	100,000	111,734
County of Baltimore MD,
3.000%, 09/01/2025 (Callable 09/01/2022)	950,000	986,680
County of Washington MD:
5.000%, 01/01/2020	200,000	200,000
5.000%, 01/01/2022	415,000	441,813
Maryland Health & Higher Educational Facilities Authority,
5.000%, 07/01/2027 (ETM)(Insured by AMBAC)	2,520,000	2,915,968
Montgomery County Housing Opportunities Commission,
4.000%, 07/01/2048 (Callable 07/01/2026)	415,000	446,054
Total Maryland (Cost $4,980,507)		5,102,249	0.5%

Massachusetts
City of Worcester MA,
4.000%, 02/13/2020	100,000	100,328
Commonwealth of Massachusetts:
1.740%, 11/01/2020 (3 Month LIBOR USD + 0.460%) (Callable 01/31/2020) (2)	60,000	60,105
1.050%, 08/01/2043 (Mandatory Tender Date 07/01/2020) (1)	1,215,000	1,214,040
Massachusetts Development Finance Agency:
5.000%, 12/01/2023	190,000	217,446
5.000%, 12/01/2024	500,000	588,205
5.000%, 07/01/2025	240,000	270,665
5.250%, 07/01/2033 (Pre-refunded to 07/01/2021)(Insured by AGM)	1,025,000	1,087,873
Massachusetts Housing Finance Agency:
1.900%, 02/01/2021 (Callable 01/21/2020)(Mandatory Tender Date 02/01/2020) (1)	105,000	105,027
2.400%, 12/01/2023 (Mandatory Tender Date 12/01/2021) (1)	1,745,000	1,773,095
4.000%, 12/01/2044 (Callable 06/01/2025)	140,000	147,830
4.000%, 12/01/2048 (Callable 06/01/2027)(Insured by GNMA)	960,000	1,036,608
4.000%, 12/01/2048 (Callable 06/01/2027)(Insured by GNMA)	650,000	697,132
4.000%, 06/01/2049 (Callable 12/01/2028)	1,000,000	1,096,540
Massachusetts Transportation Trust,
5.000%, 01/01/2039 (Mandatory Tender Date 01/01/2023) (1)	3,035,000	3,369,275
Town of Ashburnham MA,
4.250%, 07/01/2021 (Callable 01/31/2020)(Insured by AGC)	250,000	250,557
Total Massachusetts (Cost $11,828,116)		12,014,726	1.2%

Michigan
Bad Axe Public Schools,
4.000%, 05/01/2027 (Callable 05/01/2024)(Insured by Q-SBLF)	630,000	695,583
Battle Creek Tax Increment Finance Authority,
4.300%, 12/01/2028 (Callable 01/31/2020)	500,000	501,200
City of Allen Park Brownfield Redevelopment Authority:
4.000%, 05/01/2022 (Insured by BAM)	600,000	633,444
4.000%, 05/01/2023 (Insured by BAM)	620,000	668,000
4.000%, 05/01/2024 (Insured by BAM)	320,000	350,330
City of Allen Park MI:
2.000%, 05/01/2022 (Insured by BAM)	220,000	221,967
4.000%, 09/01/2022 (Insured by BAM)	250,000	266,230
4.000%, 05/01/2023 (Insured by BAM)	115,000	124,020
4.000%, 09/01/2023 (Insured by BAM)	300,000	325,719
City of Detroit MI,
5.000%, 07/01/2020	265,000	269,897
City of Kalamazoo MI,
5.000%, 10/01/2023	50,000	56,891
Comstock Public Schools,
5.000%, 11/01/2023 (Insured by AGM)	215,000	244,565
Davison Community Schools:
3.000%, 05/01/2020	615,000	618,641
3.000%, 05/01/2022	190,000	196,574
Detroit Wayne County Stadium Authority,
5.000%, 10/01/2026 (Callable 10/01/2022)(Insured by AGM)	25,000	27,325
East Grand Rapids Public School District,
4.000%, 05/01/2024 (Callable 05/01/2020)(Insured by Q-SBLF)	1,440,000	1,453,334
Essexville-Hampton Public Schools,
4.000%, 05/01/2022 (Insured by Q-SBLF)	325,000	345,192
Fruitport Community Schools:
4.000%, 05/01/2020 (Insured by Q-SBLF)	65,000	65,580
4.000%, 05/01/2021 (Insured by Q-SBLF)	100,000	103,595
4.000%, 05/01/2023 (Insured by Q-SBLF)	135,000	146,919
Ingham County Brownfield Redevelopment Authority,
4.125%, 08/01/2024 (Callable 01/31/2020)(Insured by AGM)	215,000	215,505
Jenison Public Schools,
3.500%, 05/01/2021 (Callable 05/01/2020)	250,000	251,822
Karegnondi Water Authority,
5.000%, 11/01/2020	100,000	102,959
Macomb Township Building Authority,
3.750%, 04/01/2020	850,000	854,819
Manton Consolidated Schools,
3.000%, 05/01/2020 (Insured by Q-SBLF)	210,000	211,258
Michigan Finance Authority:
3.400%, 10/01/2020	100,000	101,012
5.000%, 11/01/2022	100,000	110,292
5.000%, 07/01/2025 (Callable 07/01/2024)(Insured by AGM)	1,475,000	1,719,968
4.000%, 05/01/2026	60,000	68,102
5.500%, 12/01/2026 (Callable 06/01/2025)	335,000	405,986
1.961%, 10/15/2038 (1 Month LIBOR USD + 0.750%) (Callable 04/15/2020)(Mandatory Tender Date 10/15/2020) (2)	350,000	350,452
1.733%, 12/01/2039 (1 Month LIBOR USD + 0.540%) (Callable 06/01/2020)(Mandatory Tender Date 12/01/2020) (2)	280,000	280,554
3.500%, 11/15/2044 (Mandatory Tender Date 11/15/2022) (1)	1,250,000	1,321,263
4.000%, 11/15/2044 (Mandatory Tender Date 08/15/2024) (1)	2,270,000	2,536,725
5.000%, 12/01/2044 (Mandatory Tender Date 02/01/2025) (1)	1,525,000	1,787,529
Michigan State Hospital Finance Authority,
1.900%, 11/15/2047 (Mandatory Tender Date 04/01/2021) (1)	335,000	337,513
Michigan State Housing Development Authority:
4.000%, 06/01/2046 (Callable 12/01/2024)	1,340,000	1,414,424
3.500%, 06/01/2047 (Callable 06/01/2026)	4,535,000	4,782,747
Pinckney Community Schools,
5.000%, 05/01/2021 (Insured by Q-SBLF)	100,000	104,962
South Lake Schools:
4.000%, 11/01/2021 (Insured by Q-SBLF)	425,000	444,707
4.000%, 05/01/2022 (Insured by Q-SBLF)	290,000	306,577
4.000%, 11/01/2023 (Insured by Q-SBLF)	500,000	544,860
Standish-Sterling Community Schools,
5.000%, 05/01/2020 (Insured by Q-SBLF)	100,000	101,227
Tri-County Area School District:
4.000%, 05/01/2021 (Insured by AGM)	520,000	538,486
4.000%, 05/01/2022 (Insured by AGM)	640,000	679,002
4.000%, 05/01/2023 (Insured by AGM)	705,000	765,080
Western Michigan University,
5.000%, 11/15/2025 (Callable 11/15/2021)	75,000	80,199
Ypsilanti School District,
4.000%, 05/01/2020 (Insured by Q-SBLF)	50,000	50,456
Total Michigan (Cost $27,489,733)		27,783,492	2.7%
Minnesota
City of Brooklyn Center MN,
1.950%, 12/01/2021 (Callable 06/01/2020)(Mandatory Tender Date 12/01/2020) (1)	685,000	686,726
City of Cold Spring MN,
3.000%, 02/01/2020 (Insured by MAC)	105,000	105,151
City of Crosslake MN,
3.250%, 02/01/2027 (Callable 02/01/2023)	40,000	42,148
City of Maple Grove MN,
4.000%, 05/01/2022	605,000	640,151
City of Minneapolis MN/St. Paul Housing & Redevelopment Authority:
2.311%, 08/01/2027 (Insured by NATL) (1)	25,000	25,000
2.290%, 08/01/2028 (Insured by NATL) (1)	150,000	150,000
City of Minneapolis MN/St. Paul Metropolitan Airports Commission:
5.000%, 01/01/2022	1,000,000	1,077,550
5.000%, 01/01/2025	125,000	148,333
City of Plato MN,
4.000%, 04/01/2022	265,000	278,711
Duluth Independent School District No. 709,
5.000%, 02/01/2023 (Insured by SD CRED PROG)	700,000	774,214
Fergus Falls Independent School District No. 544:
2.500%, 02/01/2021	160,000	161,617
2.500%, 02/01/2022	145,000	147,591
2.500%, 02/01/2024	105,000	108,079
Housing & Redevelopment Authority of The City of St. Paul:
5.000%, 07/01/2021	80,000	84,453
2.200%, 09/01/2021 (Callable 03/01/2020)(Mandatory Tender Date 09/01/2020) (1)	750,000	750,877
Jordan Independent School District No. 717,
5.000%, 02/01/2035 (Callable 02/01/2023)(Insured by SD CRED PROG)	1,000,000	1,106,790
Minnesota Higher Education Facilities Authority:
3.000%, 12/01/2021	125,000	128,422
5.000%, 04/01/2023	100,000	111,991
3.000%, 12/01/2023	150,000	157,538
4.000%, 12/01/2024	100,000	110,633
Minnesota Housing Finance Agency:
2.900%, 01/01/2025 (Insured by GNMA)	55,000	57,974
3.900%, 07/01/2030 (Callable 01/01/2022)(Insured by GNMA)	200,000	205,968
4.000%, 01/01/2038 (Callable 01/01/2024)	830,000	875,409
1.870%, 07/01/2041 (SIFMA Municipal Swap Index + 0.550%) (Callable 07/01/2023)(Mandatory Tender Date 12/12/2023)(Insured by GNMA) (2)	75,000	74,894
3.500%, 07/01/2046 (Callable 07/01/2025)(Insured by GNMA)	4,315,000	4,547,967
4.000%, 01/01/2047 (Callable 01/01/2026)(Insured by GNMA)	305,000	323,511
4.000%, 07/01/2047 (Callable 01/01/2027)(Insured by GNMA)	565,000	603,742
Minnesota Rural Water Finance Authority, Inc.,
2.000%, 08/01/2020 (Callable 02/01/2020)	640,000	640,422
Moorhead Independent School District No. 152:
4.000%, 02/01/2020	180,000	180,383
4.000%, 02/01/2021	220,000	226,479
4.000%, 02/01/2022	230,000	241,951
4.000%, 02/01/2023	235,000	252,649
4.000%, 02/01/2024	245,000	268,510
4.000%, 02/01/2025	255,000	284,611
Northern Municipal Power Agency,
5.000%, 01/01/2027 (Callable 01/01/2023)	220,000	242,440
Plymouth Intermediate District No. 287:
4.000%, 05/01/2020	25,000	25,227
5.000%, 05/01/2022	105,000	113,571
Shakopee Independent School District No. 720,
5.000%, 02/01/2023 (Insured by SD CRED PROG)	675,000	748,069
University of Minnesota,
5.500%, 07/01/2021 (ETM)	220,000	229,053
Total Minnesota (Cost $16,784,368)		16,938,805	1.7%

Mississippi
Brookhaven School District,
3.000%, 08/01/2023 (Insured by MAC)	200,000	210,998
City of Oxford MS,
3.000%, 09/01/2024	250,000	249,240
City of Yazoo MS:
3.000%, 03/01/2021 (Insured by MAC)	105,000	106,878
3.000%, 03/01/2025 (Insured by MAC)	125,000	134,316
3.000%, 03/01/2026 (Insured by MAC)	130,000	140,754
Copiah-Lincoln Community College District:
2.000%, 09/01/2022 (Insured by MAC)	165,000	167,223
2.000%, 09/01/2023 (Insured by MAC)	95,000	96,582
2.000%, 09/01/2025 (Insured by MAC)	205,000	208,708
2.000%, 09/01/2026 (Callable 09/01/2025)(Insured by MAC)	110,000	111,474
County of Lowndes MS,
6.800%, 04/01/2022	50,000	54,833
Marshall County School District,
3.000%, 06/01/2022 (Insured by BAM)	275,000	284,056
Mississippi Business Finance Corp.,
1.350%, 03/01/2029 (Mandatory Tender Date 09/01/2020) (1)	1,300,000	1,300,845
Mississippi Development Bank:
3.000%, 07/01/2021 (Insured by ST AID)	730,000	739,826
4.000%, 07/01/2022	170,000	179,759
5.000%, 03/01/2024 (Insured by AGM)	50,000	56,960
5.000%, 11/01/2025 (Insured by BAM)	215,000	254,943
Mississippi Home Corp.:
1.900%, 08/01/2020 (Mandatory Tender Date 02/01/2020) (1)	180,000	180,077
2.400%, 02/01/2022 (Pre-refunded to 08/01/2021) (1)	2,000,000	2,037,080
3.500%, 12/01/2049 (Callable 12/01/2028)(Insured by GNMA)	1,000,000	1,078,700
South Central Regional Medical Center, Inc.,
1.700%, 03/01/2020 (Callable 01/31/2020)	8,675,000	8,675,087
State of Mississippi,
1.523%, 09/01/2027 (1 Month LIBOR USD + 0.330%) (Callable 03/01/2020)(Mandatory Tender Date 09/01/2020) (2)	290,000	290,058
Total Mississippi (Cost $16,475,969)		16,558,397	1.6%

Missouri
Arnold Retail Corridor Transportation Development District,
3.000%, 11/01/2028 (Callable 11/01/2024)	1,500,000	1,502,640
City of St. Louis MO,
5.000%, 07/01/2023 (Insured by AGM)	415,000	469,942
Fort Osage School District No. R-1,
4.000%, 03/01/2020 (Insured by ST AID)	100,000	100,451
Health & Educational Facilities Authority of the State of Missouri:
3.000%, 04/01/2020	1,415,000	1,417,179
4.000%, 04/01/2021	500,000	509,610
4.000%, 06/01/2021	175,000	182,035
5.000%, 09/01/2021	235,000	247,241
0.000%, 09/01/2022 (ETM)(Insured by NATL)	55,000	52,758
5.000%, 09/01/2023	285,000	315,774
5.000%, 09/01/2024	295,000	334,530
4.250%, 06/01/2025 (Pre-refunded to 06/01/2020)	250,000	253,198
Independence School District,
5.000%, 03/01/2027 (Callable 03/01/2020)(Insured by ST AID)	375,000	377,231
Industrial Development Authority of the City of St. Louis,
3.875%, 11/15/2029 (Callable 11/15/2026)	440,000	475,776
Joplin Industrial Development Authority,
4.250%, 02/15/2021	135,000	137,344
Kirkwood Industrial Development Authority,
8.000%, 05/15/2021 (Pre-refunded to 05/15/2020)	295,000	302,298
Missouri Association of Rural Education,
3.000%, 04/15/2022 (Callable 01/31/2020)	300,000	300,270
Missouri Housing Development Commission,
3.400%, 11/01/2030 (Callable 11/01/2024)(Insured by GNMA)	305,000	320,036
Missouri Southern State University:
5.000%, 10/01/2026 (Insured by AGM)	105,000	123,936
5.000%, 10/01/2027 (Insured by AGM)	100,000	119,649
Move Rolla Transportation Development District,
3.750%, 06/01/2029 (Callable 06/01/2026)	345,000	365,762
Riverview Gardens School District:
4.000%, 04/01/2021 (Insured by ST AID) (6)	800,000	827,632
4.000%, 04/01/2022 (Insured by ST AID) (6)	380,000	402,234
St. Joseph Industrial Development Authority,
3.350%, 01/01/2024	175,000	176,698
State of Missouri Health & Educational Facilities Authority:
2.415%, 06/01/2020 (Insured by AMBAC) (1)	50,000	50,000
5.000%, 02/01/2022	265,000	282,596
5.000%, 06/01/2036 (Callable 12/01/2022)(Mandatory Tender Date 06/01/2023) (1)	75,000	82,063
Trenton School District No. R-IX,
4.000%, 03/01/2022 (Insured by ST AID)	40,000	42,318
Total Missouri (Cost $9,670,233)		9,771,201	1.0%

Montana
City of Red Lodge MT:
2.000%, 07/01/2021 (Insured by BAM)	210,000	212,261
2.000%, 07/01/2022 (Insured by BAM)	195,000	197,851
2.000%, 07/01/2023 (Insured by BAM)	270,000	275,268
Montana Board of Housing:
4.000%, 12/01/2043 (Callable 12/01/2027)	1,020,000	1,099,040
4.000%, 06/01/2049 (Callable 12/01/2027)(Insured by FHA)	1,190,000	1,283,427
Montana Facility Finance Authority,
5.000%, 07/01/2025	110,000	131,491
Total Montana (Cost $3,131,698)		3,199,338	0.3%

Nebraska
Central Plains Energy Project:
5.000%, 09/01/2032 (Callable 09/01/2022)	600,000	648,678
5.000%, 09/01/2042 (Callable 09/01/2022)	1,225,000	1,324,715
5.000%, 03/01/2050 (Callable 10/01/2023)(Mandatory Tender Date 01/01/2024) (1)	2,370,000	2,648,973
Scotts Bluff County School District No. 16,
5.000%, 12/01/2026 (Pre-refunded to 05/30/2022)	115,000	125,629
Total Nebraska (Cost $4,642,517)		4,747,995	0.5%

Nevada
City of Carson City NV,
5.000%, 09/01/2020	185,000	189,079
City of Sparks NV,
2.500%, 06/15/2024	825,000	834,958
Clark County School District:
5.000%, 06/15/2021	1,040,000	1,097,252
5.000%, 06/15/2023	585,000	657,271
County of Clark NV,
3.000%, 08/01/2020	1,000,000	1,011,140
Las Vegas Redevelopment Agency:
3.000%, 06/15/2020	125,000	125,927
5.000%, 06/15/2023	250,000	278,378
Lyon County School District,
5.000%, 04/01/2021	490,000	513,172
Nevada Housing Division:
4.400%, 04/01/2029 (Callable 10/01/2021)(Insured by GNMA)	70,000	71,287
4.000%, 10/01/2049 (Callable 10/01/2028)(Insured by GNMA)	1,000,000	1,101,820
Total Nevada (Cost $5,820,694)		5,880,284	0.6%

New Jersey
Cape May County Industrial Pollution Control Financing Authority,
6.800%, 03/01/2021 (Insured by NATL)	85,000	90,205
City of Atlantic City NJ:
5.000%, 03/01/2022 (Insured by BAM)	100,000	107,232
5.000%, 03/01/2024 (Insured by BAM)	300,000	340,332
City of Bayonne NJ,
5.000%, 07/15/2022 (Insured by AGM)	475,000	517,888
City of Trenton NJ:
4.000%, 07/15/2022 (Insured by AGM)	500,000	532,480
4.000%, 07/15/2023 (Insured by AGM)	200,000	217,888
Garden State Preservation Trust,
5.000%, 11/01/2020	100,000	102,917
New Jersey Economic Development Authority:
0.000%, 01/01/2020 (Insured by AMBAC)	70,000	70,000
5.000%, 03/01/2020	405,000	407,337
5.000%, 07/15/2020	100,000	101,744
0.000%, 01/01/2021 (Insured by AMBAC)	130,000	127,893
3.250%, 01/01/2021	230,000	233,158
5.000%, 07/15/2021	100,000	104,864
4.000%, 01/01/2022	660,000	686,974
0.000%, 07/01/2022 (ETM)(Insured by NATL)	25,000	24,109
5.000%, 07/15/2022	240,000	258,677
4.000%, 01/01/2023	50,000	52,979
5.000%, 09/01/2023 (Callable 03/01/2021)	115,000	119,722
5.000%, 06/15/2024	390,000	443,660
0.000%, 07/01/2024 (ETM)(Insured by NATL)	455,000	423,741
5.250%, 09/01/2024 (Callable 03/01/2021)	320,000	333,946
5.250%, 07/01/2025 (Insured by NATL)	380,000	445,820
5.000%, 03/01/2026 (Callable 03/01/2023)	960,000	1,056,605
5.000%, 06/15/2026 (Callable 06/15/2024)	400,000	450,744
5.250%, 09/01/2026 (Callable 03/01/2021)	585,000	610,214
5.000%, 06/15/2027 (Callable 06/15/2024)	1,050,000	1,179,937
5.000%, 03/01/2029 (Callable 03/01/2023)	500,000	546,965
3.125%, 07/01/2029 (Callable 07/01/2027)	230,000	233,399
5.000%, 03/01/2030 (Callable 03/01/2023)	735,000	801,848
4.000%, 07/01/2030 (Callable 07/01/2020)	500,000	506,260
5.000%, 03/01/2031 (Pre-refunded to 09/01/2022)	65,000	71,539
New Jersey Educational Facilities Authority,
5.000%, 07/01/2022	150,000	163,687
New Jersey Health Care Facilities Financing Authority:
4.250%, 11/15/2021 (Pre-refunded to 11/15/2020)	70,000	71,895
5.000%, 07/01/2025 (Insured by AGM)	55,000	64,660
5.250%, 11/15/2029 (Pre-refunded to 11/15/2020)	2,040,000	2,112,787
New Jersey Higher Education Student Assistance Authority,
2.375%, 12/01/2029 (Callable 06/01/2028)	2,070,000	2,093,081
New Jersey Housing & Mortgage Finance Agency:
2.020%, 08/01/2021 (Mandatory Tender Date 08/01/2020) (1)	350,000	351,284
2.450%, 10/01/2021 (Mandatory Tender Date 10/01/2020) (1)	500,000	504,020
1.500%, 09/01/2022 (Mandatory Tender Date 09/01/2021) (1)	4,000,000	4,007,760
4.500%, 10/01/2048 (Callable 10/01/2027)	885,000	979,660
4.750%, 10/01/2050 (Callable 04/01/2028)	1,455,000	1,633,470
New Jersey Transportation Trust Fund Authority:
5.500%, 12/15/2021 (Insured by AGM)	220,000	237,556
5.000%, 06/15/2023	450,000	502,366
5.000%, 12/15/2023	275,000	310,217
5.000%, 12/15/2023	415,000	468,145
5.000%, 06/15/2024	785,000	899,531
0.000%, 12/15/2026 (Insured by BHAC)	130,000	113,593
5.000%, 12/15/2026	850,000	1,004,964
North Hudson Sewerage Authority,
0.000%, 08/01/2021 (ETM)(Insured by NATL)	60,000	58,749
South Jersey Transportation Authority,
5.000%, 11/01/2029 (Pre-refunded to 11/01/2022)	125,000	138,166
Township of South Hackensack NJ,
3.000%, 02/20/2020	250,000	250,548
Washington Township Municipal Utilities Authority:
0.000%, 12/15/2021 (Insured by NATL)	100,000	96,862
0.000%, 12/15/2023 (Insured by NATL)	25,000	23,302
Total New Jersey (Cost $26,988,161)		27,287,380	2.7%

New Mexico
City of Farmington NM,
1.875%, 04/01/2033 (Mandatory Tender Date 10/01/2021) (1)	200,000	200,662
Las Cruces School District No. 2,
5.000%, 08/01/2026 (Callable 08/01/2020)(Insured by ST AID)	150,000	153,297
New Mexico Educational Assistance Foundation,
4.000%, 09/01/2020	105,000	106,950
New Mexico Hospital Equipment Loan Council,
4.750%, 07/01/2022	250,000	259,482
New Mexico Mortgage Finance Authority:
3.500%, 03/01/2045 (Callable 03/01/2026)	65,000	68,979
3.750%, 03/01/2048 (Callable 03/01/2027)(Insured by GNMA)	275,000	295,361
4.250%, 07/01/2049 (Callable 01/01/2028)	75,000	82,589
3.750%, 01/01/2050 (Callable 01/01/2029)(Insured by GNMA)	2,000,000	2,180,280
4.250%, 01/01/2050 (Callable 07/01/2028)(Insured by GNMA)	2,925,000	3,219,343
Total New Mexico (Cost $6,440,165)		6,566,943	0.6%

New York
Albany County Capital Resource Corp.,
2.600%, 07/01/2025	1,000,000	1,012,300
BluePath TE Trust,
2.750%, 09/01/2026 (Callable 08/27/2021) (3)	192,692	198,774
City of Long Beach NY,
4.000%, 08/15/2025 (Callable 08/15/2022)(Insured by BAM)	100,000	106,467
City of New York NY:
5.000%, 08/01/2022	160,000	175,851
5.000%, 10/01/2022 (Callable 10/01/2021)	190,000	202,932
5.000%, 08/01/2038 (Callable 08/01/2023)(Mandatory Tender Date 02/01/2024) (1)	5,000,000	5,653,950
County of Rockland NY:
5.000%, 03/01/2023 (Insured by AGM)	415,000	465,327
3.750%, 10/01/2026 (Callable 10/01/2020)	70,000	71,299
County of Suffolk NY,
2.000%, 04/16/2020	200,000	200,382
Housing Development Corp.,
2.000%, 11/01/2057 (Callable 08/01/2020)(Mandatory Tender Date 12/31/2021) (1)	1,775,000	1,781,993
Long Island Power Authority:
1.997%, 05/01/2033 (1 Month LIBOR USD + 0.750%) (Callable 10/01/2022)(Mandatory Tender Date 10/01/2023) (2)	200,000	201,630
1.997%, 05/01/2033 (1 Month LIBOR USD + 0.750%) (Callable 10/01/2022)(Mandatory Tender Date 10/01/2023) (2)	5,360,000	5,403,684
1.650%, 09/01/2049 (Callable 03/01/2024)(Mandatory Tender Date 09/01/2024) (1)	500,000	504,150
Metropolitan Transportation Authority,
1.909%, 11/01/2032 (1 Month LIBOR USD + 0.680%) (Mandatory Tender Date 04/06/2021)(Insured by AGM) (2)	145,000	145,418
Monroe County Industrial Development Corp.,
5.000%, 10/01/2020	100,000	102,655
MTA Hudson Rail Yards Trust Obligations,
5.000%, 11/15/2046 (Callable 01/21/2020)(Partially Pre-refunded)	500,000	500,875
New York City Housing Development Corp.:
2.950%, 11/01/2045 (Callable 05/01/2025)(Mandatory Tender Date 02/01/2026)(Insured by FNMA) (1)	225,000	237,508
1.300%, 11/01/2049 (Callable 01/21/2020)(Mandatory Tender Date 05/01/2020) (1)	2,270,000	2,270,091
New York City Transitional Finance Authority:
1.140%, 11/01/2022 (Callable 01/09/2020)(Optional Put Date 01/07/2020) (1)	1,830,000	1,830,000
0.580%, 08/01/2045 (Callable 01/02/2020)(Optional Put Date 01/01/2020) (1)	8,700,000	8,700,000
New York State Dormitory Authority,
5.000%, 12/15/2021	45,000	48,449
New York State Energy Research & Development Authority,
2.000%, 02/01/2029 (Mandatory Tender Date 05/01/2020) (1)	2,715,000	2,719,507
New York State Housing Finance Agency,
1.600%, 11/01/2024 (Callable 12/01/2021)	5,000,000	5,001,850
Oneida County Local Development Corp.,
5.000%, 12/01/2029 (Callable 12/01/2023)(Insured by AGM)	630,000	706,652
Southwestern Central School District,
2.250%, 06/25/2020 (Insured by ST AID)	506,933	509,574
State of New York Mortgage Agency:
3.500%, 10/01/2043 (Callable 04/01/2023)	220,000	229,150
4.000%, 10/01/2046 (Callable 04/01/2025)	360,000	381,326
Town of Oyster Bay NY:
3.000%, 03/01/2020 (Insured by AGM)	200,000	200,578
4.000%, 02/15/2026 (Insured by BAM)	65,000	74,207
Triborough Bridge & Tunnel Authority:
1.693%, 11/15/2027 (1 Month LIBOR USD + 0.500%) (Callable 05/15/2021)(Mandatory Tender Date 11/15/2021) (2)	525,000	524,916
1.893%, 01/01/2032 (1 Month LIBOR USD + 0.700%) (Mandatory Tender Date 02/01/2021) (2)	2,485,000	2,491,138
Utility Debt Securitization Authority,
5.000%, 12/15/2025 (Callable 12/15/2023)	210,000	241,674
Total New York (Cost $42,718,640)		42,894,307	4.2%

North Carolina
Durham Housing Authority,
1.800%, 01/01/2021 (Mandatory Tender Date 01/01/2020) (1)	285,000	285,000
Fayetteville Metropolitan Housing Authority,
1.950%, 01/01/2022 (Mandatory Tender Date 01/01/2021) (1)	450,000	452,615
North Carolina Capital Facilities Finance Agency,
5.000%, 06/01/2022 (Insured by AGC)	100,000	108,476
North Carolina Eastern Municipal Power Agency:
5.000%, 01/01/2021 (ETM)	880,000	913,405
5.000%, 01/01/2021 (ETM)	1,125,000	1,168,279
6.000%, 01/01/2022 (ETM)	145,000	158,947
North Carolina Housing Finance Agency:
4.000%, 07/01/2048 (Callable 07/01/2027)(Insured by GNMA)	400,000	433,068
4.000%, 01/01/2050 (Callable 07/01/2028)	5,000,000	5,518,850
North Carolina Medical Care Commission:
5.750%, 01/01/2035 (Pre-refunded to 01/01/2021)	130,000	135,829
2.200%, 12/01/2048 (Callable 06/01/2022)(Mandatory Tender Date 12/01/2022) (1)	1,845,000	1,871,439
State of North Carolina:
5.000%, 03/01/2020	300,000	301,854
5.000%, 05/01/2024 (Callable 05/01/2023)	1,250,000	1,407,200
Total North Carolina (Cost $12,699,100)		12,754,962	1.3%

North Dakota
City of Horace ND:
2.500%, 08/01/2021 (Callable 08/01/2020)	2,000,000	2,010,880
2.350%, 10/01/2021 (Callable 08/01/2020)	300,000	301,131
City of Mandan ND,
2.750%, 09/01/2041 (Callable 01/31/2020)	430,000	437,607
City of Watford City ND:
3.000%, 12/01/2021 (Insured by AGM)	1,980,000	2,033,084
3.000%, 12/01/2023 (Insured by AGM)	1,325,000	1,389,011
City of West Fargo ND:
4.000%, 05/01/2021	300,000	310,623
5.000%, 05/01/2022	200,000	216,614
4.000%, 05/01/2023	305,000	330,681
4.000%, 05/01/2024	900,000	994,014
City of Williston ND:
4.250%, 07/15/2025 (Callable 07/15/2022)	775,000	822,879
4.500%, 11/01/2026 (Callable 11/01/2023)	2,150,000	2,361,646
County of Burleigh ND:
4.000%, 11/01/2021	1,000,000	1,039,550
4.000%, 11/01/2029 (Callable 11/01/2022)(Insured by AGM)	400,000	425,396
4.500%, 07/01/2032 (Pre-refunded to 07/01/2022)	360,000	388,645
County of Ward ND,
4.000%, 04/01/2024 (Callable 04/01/2023)(Insured by AGM)	400,000	432,224
Jamestown Park District,
2.900%, 07/01/2035 (Callable 01/16/2020)	790,000	798,524
North Dakota Housing Finance Agency,
4.000%, 07/01/2048 (Callable 01/01/2027)	230,000	247,650
Williston Public School District No. 1,
3.000%, 08/01/2026 (Callable 08/01/2024)(Insured by SD CRED PROG)	1,015,000	1,069,912
Total North Dakota (Cost $15,323,984)		15,610,071	1.5%

Ohio
Adams County/Ohio Valley Local School District,
4.000%, 12/01/2020	1,000,000	1,020,600
Alliance City School District,
2.500%, 12/01/2022 (Insured by SD CRED PROG)	200,000	207,698
American Municipal Power, Inc.:
2.000%, 04/23/2020	680,000	681,197
2.250%, 12/03/2020	665,000	669,715
2.250%, 12/10/2020	220,000	221,573
2.300%, 02/15/2038 (Callable 08/15/2021)(Mandatory Tender Date 02/15/2022) (1)	200,000	202,990
2.250%, 02/15/2048 (Callable 02/15/2021)(Mandatory Tender Date 08/15/2021) (1)	250,000	251,955
City of Bowling Green OH,
5.000%, 06/01/2020 (ETM)	100,000	101,607
City of Huron OH,
3.125%, 12/01/2024	325,000	335,761
City of Lorain OH:
3.000%, 12/01/2021 (Insured by BAM)	110,000	112,928
3.000%, 12/01/2022 (Insured by BAM)	185,000	192,006
3.000%, 12/01/2023 (Insured by BAM)	185,000	193,580
3.000%, 12/01/2024 (Insured by BAM)	130,000	136,724
3.000%, 12/01/2025 (Insured by BAM)	135,000	142,116
3.000%, 12/01/2026 (Insured by BAM)	135,000	141,553
City of St. Clairsville OH,
4.000%, 12/01/2023 (Insured by BAM)	340,000	374,656
City of Tiffin OH,
2.500%, 12/01/2024 (Callable 12/01/2023)	250,000	258,188
County of Franklin OH:
5.000%, 05/15/2027 (Callable 05/15/2023)	1,000,000	1,118,590
5.000%, 05/15/2030 (Callable 05/15/2023)	270,000	300,793
1.750%, 05/15/2050 (SIFMA Municipal Swap Index + 0.430%) (Callable 05/15/2021)(Mandatory Tender Date 11/15/2021) (2)	500,000	500,920
County of Holmes OH,
3.000%, 12/01/2022 (Callable 01/31/2020)(Insured by AGM)	190,000	191,497
County of Lorain OH:
3.000%, 02/07/2020	750,000	751,335
4.000%, 12/01/2020	140,000	143,696
County of Montgomery OH:
5.000%, 11/15/2024	1,460,000	1,701,849
5.000%, 11/15/2025	2,500,000	2,979,375
County of Trumbull OH,
2.000%, 07/23/2020	500,000	501,830
Cuyahoga Metropolitan Housing Authority:
2.200%, 06/01/2021 (Mandatory Tender Date 06/01/2020) (1)	540,000	541,939
2.000%, 04/01/2022 (Mandatory Tender Date 04/01/2021) (1)	300,000	301,689
Euclid City School District:
4.000%, 12/01/2023 (Insured by BAM)	130,000	141,951
4.000%, 12/01/2025 (Insured by BAM)	65,000	73,301
Field Local School District,
3.000%, 12/01/2023 (Callable 12/01/2020)(Insured by BAM)	235,000	238,010
Great Oaks Career Campuses Board of Education:
4.000%, 12/01/2020	700,000	717,766
4.000%, 12/01/2021	700,000	738,829
4.000%, 12/01/2022	400,000	431,684
Greater Cleveland Regional Transit Authority,
5.000%, 12/01/2023	145,000	166,364
Groveport-Madison Local School District,
4.000%, 12/01/2024 (Callable 12/01/2022)(Insured by BAM)	50,000	53,573
Madison Local School District,
2.250%, 10/01/2020	565,000	569,396
Miami University,
4.000%, 09/01/2027 (Callable 09/01/2022)	160,000	170,446
Norton City School District/Summit Country OH,
4.000%, 11/01/2026 (Callable 11/01/2023)(Insured by SD CRED PROG)	430,000	469,302
Ohio Higher Educational Facility Commission:
5.000%, 12/01/2020	35,000	36,201
5.000%, 11/01/2023	580,000	650,510
5.000%, 03/01/2025	685,000	773,290
5.750%, 11/15/2040 (Pre-refunded to 05/15/2020)	1,530,000	1,555,536
Ohio Housing Finance Agency,
4.000%, 03/01/2047 (Callable 09/01/2025)(Insured by GNMA)	135,000	143,258
Ohio Turnpike & Infrastructure Commission,
5.500%, 02/15/2024	1,185,000	1,342,451
Oregon City School District,
0.000%, 12/01/2021	245,000	239,181
Port of Greater Cincinnati Development Authority,
3.125%, 11/15/2023	360,000	370,246
State of Ohio,
5.000%, 04/01/2029 (Callable 04/01/2023)	25,000	28,032
Toledo OH,
5.000%, 12/01/2022	150,000	165,524
Troy City School District,
2.050%, 12/01/2023 (Callable 12/01/2022)	170,000	172,895
Village of Bratenahl OH,
2.500%, 08/13/2020	1,650,000	1,657,111
Village of Cuyahoga Heights OH:
4.000%, 12/01/2023 (Insured by AGM)	95,000	103,018
4.000%, 12/01/2024 (Insured by AGM)	100,000	110,285
Wauseon Exempted Village School District,
0.000%, 12/01/2021 (Insured by SD CRED PROG)	400,000	390,204
Total Ohio (Cost $25,629,879)		25,786,724	2.5%

Oklahoma
Catoosa Industrial Authority,
4.000%, 10/01/2028 (Callable 10/01/2026)	290,000	301,638
City of Midwest City OK:
3.000%, 06/01/2021	370,000	379,498
3.000%, 06/01/2023	485,000	510,535
Custer County Economic Development Authority:
4.000%, 12/01/2021	415,000	436,161
4.000%, 12/01/2023	450,000	492,804
Elk City Industrial Authority,
3.000%, 05/01/2022	105,000	108,535
Kingfisher County Educational Facilities Authority,
3.000%, 03/01/2023	385,000	402,560
Logan County Independent School District No. 1,
4.000%, 08/01/2020	25,000	25,400
Norman Regional Hospital Authority,
5.000%, 09/01/2020	50,000	51,162
Oklahoma County Finance Authority,
5.000%, 09/01/2024	350,000	407,932
Oklahoma Development Finance Authority:
4.000%, 08/01/2021	425,000	439,811
4.000%, 08/01/2022	535,000	564,350
5.000%, 08/01/2023	485,000	537,327
2.600%, 03/01/2024	1,000,000	1,004,850
5.000%, 08/01/2024	585,000	662,665
Oklahoma Housing Finance Agency:
1.900%, 03/01/2021 (Mandatory Tender Date 03/01/2020) (1)	100,000	100,089
2.050%, 04/01/2021 (Mandatory Tender Date 04/01/2020) (1)	725,000	726,385
1.600%, 07/01/2022 (Mandatory Tender Date 01/01/2022) (1)	850,000	851,173
Oklahoma Municipal Power Authority,
1.710%, 01/01/2023 (SIFMA Municipal Swap Index + 0.390%) (2)	265,000	264,512
Oklahoma School Districts & County Revenue Anticipation Program,
1.850%, 06/28/2020 (Insured by ST AID)	435,000	435,461
Oklahoma Water Resources Board,
5.000%, 04/01/2023	750,000	841,718
Texas County Development Authority,
4.000%, 12/01/2023	675,000	738,396
Tulsa County Industrial Authority:
5.000%, 09/01/2024	400,000	464,440
7.125%, 11/01/2030 (Pre-refunded to 05/01/2020)	1,000,000	1,019,200
Total Oklahoma (Cost $11,650,231)		11,766,602	1.2%
Oregon
Oregon State Business Development Commission,
2.400%, 12/01/2040 (Mandatory Tender Date 08/14/2023) (1)	100,000	103,515
Oregon State Facilities Authority:
4.750%, 03/15/2024 (Callable 03/15/2020)	15,000	15,098
6.375%, 09/01/2040 (Pre-refunded to 09/01/2020)	1,000,000	1,034,020
Port of Morrow OR,
4.000%, 06/01/2026 (Callable 01/31/2020)	220,000	220,215
State of Oregon:
4.000%, 05/01/2023	500,000	547,575
4.000%, 12/01/2048 (Callable 12/01/2026)	915,000	983,360
State of Oregon Housing & Community Services Department:
2.200%, 12/01/2021 (Mandatory Tender Date 12/01/2020) (1)	2,450,000	2,465,900
3.500%, 07/01/2032 (Callable 07/01/2026)	3,375,000	3,559,916
3.875%, 01/01/2033 (Callable 07/01/2024)	335,000	352,842
3.500%, 07/01/2036 (Callable 01/01/2025)	115,000	120,288
4.500%, 01/01/2049 (Callable 07/01/2027)	1,435,000	1,571,641
4.500%, 07/01/2049 (Callable 07/01/2027)	445,000	490,208
Total Oregon (Cost $11,339,663)		11,464,578	1.1%

Pennsylvania
Abington Heights School District Lackawanna County,
2.000%, 03/15/2023 (Callable 03/15/2020)(Insured by ST AID)	195,000	195,179
Aliquippa Municipal Water Authority,
2.000%, 11/15/2023 (Callable 11/15/2022)(Insured by BAM)	250,000	252,817
Allegheny County Hospital Development Authority,
4.125%, 10/15/2026 (Callable 10/15/2021)	55,000	57,601
Blacklick Valley School District:
5.000%, 11/15/2020 (Insured by MAC)	130,000	134,130
5.000%, 11/15/2021 (Insured by MAC)	170,000	181,234
5.000%, 11/15/2022 (Insured by MAC)	175,000	192,630
5.000%, 11/15/2023 (Insured by MAC)	190,000	215,300
5.000%, 11/15/2024 (Insured by MAC)	200,000	232,620
Borough of Lewistown PA:
4.000%, 09/01/2022 (Insured by AGM)	265,000	282,419
4.000%, 09/01/2023 (Insured by AGM)	315,000	342,827
4.000%, 09/01/2024 (Insured by AGM)	100,000	110,946
Bristol Township School District,
5.000%, 06/01/2020	780,000	791,879
Caernarvon Township Authority:
4.000%, 09/01/2023 (Insured by MAC)	100,000	108,834
4.000%, 09/01/2024 (Insured by MAC)	140,000	155,391
4.000%, 09/01/2025 (Callable 09/01/2024)(Insured by MAC)	100,000	110,340
4.000%, 09/01/2026 (Callable 09/01/2024)(Insured by MAC)	150,000	165,180
4.000%, 09/01/2027 (Callable 09/01/2024)(Insured by MAC)	130,000	142,741
4.000%, 09/01/2028 (Callable 09/01/2024)(Insured by MAC)	165,000	180,639
4.000%, 09/01/2029 (Callable 09/01/2024)(Insured by MAC)	170,000	185,623
4.000%, 09/01/2030 (Callable 09/01/2024)(Insured by MAC)	175,000	190,647
4.000%, 09/01/2032 (Callable 09/01/2024)(Insured by MAC)	375,000	406,714
Carmichaels Area School District:
4.000%, 09/01/2022 (Insured by BAM)	100,000	106,411
4.000%, 09/01/2023 (Insured by BAM)	155,000	168,288
4.000%, 09/01/2024 (Insured by BAM)	220,000	242,933
Catholic Health Initiatives,
4.000%, 05/15/2022 (Pre-refunded to 05/15/2021)(Insured by ST AID)	50,000	51,891
Centennial School District Bucks County,
5.000%, 12/15/2022 (Insured by ST AID)	50,000	55,549
Central Bradford Progress Authority,
5.000%, 12/01/2026 (Pre-refunded to 12/01/2021)	415,000	444,702
Chester County Health & Education Facilities Authority:
5.000%, 05/15/2031 (Pre-refunded to 05/15/2020)	65,000	65,919
5.000%, 05/15/2040 (Pre-refunded to 05/15/2020)	70,000	70,990
Coatesville School District,
5.000%, 08/01/2023 (Insured by AGM)	150,000	167,619
Commonwealth Financing Authority:
5.000%, 06/01/2022	265,000	287,130
5.000%, 06/01/2023	225,000	250,189
Commonwealth of Pennsylvania,
3.750%, 10/01/2021 (Callable 01/31/2020)	175,000	175,306
County of Allegheny PA,
1.829%, 11/01/2026 (3 Month LIBOR USD + 0.550%) (Callable 01/31/2020)(Insured by AGM) (2)	745,000	743,085
County of McKean PA:
4.000%, 11/01/2022 (Insured by BAM)	120,000	128,371
4.000%, 11/01/2023 (Insured by BAM)	395,000	431,518
Crawford Central School District:
2.000%, 02/15/2020 (Insured by BAM)	525,000	525,472
4.000%, 02/15/2022 (Insured by BAM)	275,000	289,790
4.000%, 02/15/2024 (Insured by BAM)	1,505,000	1,651,316
4.000%, 02/15/2025 (Insured by BAM)	2,455,000	2,740,541
Delaware County Authority,
4.000%, 06/01/2020	390,000	392,285
East Allegheny School District,
0.000%, 11/15/2021 (Insured by AGM)	480,000	467,213
Eastern York School District,
2.250%, 09/01/2025 (Callable 01/31/2020)(Insured by BAM)	685,000	685,219
Easton Area School District,
4.000%, 04/01/2030 (Callable 10/01/2024)(Insured by ST AID)	1,150,000	1,262,826
Elizabeth Forward School District,
0.000%, 09/01/2022 (ETM)(Insured by NATL)	250,000	241,080
Erie City Water Authority,
4.000%, 12/01/2025 (Callable 12/01/2022)(Insured by AGM)	385,000	412,901
Hamburg Area School District,
4.000%, 04/01/2024 (Insured by ST AID) (6)	845,000	932,094
Hazleton Area School District,
4.000%, 03/01/2025 (Insured by BAM)	430,000	477,674
Lancaster Higher Education Authority,
5.000%, 10/01/2022 (Insured by BAM)	35,000	38,448
Lancaster Industrial Development Authority,
5.000%, 05/01/2022 (ETM)	45,000	48,913
Lycoming County Authority:
2.000%, 11/01/2035 (Mandatory Tender Date 11/01/2022) (1)	1,000,000	1,000,000
4.000%, 11/01/2043 (Mandatory Tender Date 05/01/2024) (1)	1,260,000	1,364,492
Meyersdale Area School District:
3.000%, 05/01/2020 (Insured by BAM)	440,000	442,372
3.000%, 05/01/2021 (Insured by BAM)	545,000	556,859
Montgomery County Higher Education & Health Authority,
3.000%, 05/01/2036 (Mandatory Tender Date 05/01/2021) (1)	1,690,000	1,712,223
Montgomery County Industrial Development Authority:
4.000%, 12/01/2021	100,000	104,689
4.000%, 12/01/2022	90,000	96,300
4.000%, 12/01/2023	125,000	136,441
4.000%, 12/01/2024	100,000	110,981
4.000%, 12/01/2025	140,000	157,544
2.600%, 03/01/2034 (Mandatory Tender Date 09/01/2020) (1)	260,000	262,301
North East School District,
2.000%, 09/01/2021 (Callable 09/01/2020)(Insured by BAM)	445,000	446,896
North Penn Water Authority:
1.480%, 11/01/2020 (SIFMA Municipal Swap Index + 0.160%) (2)	640,000	639,974
1.880%, 11/01/2024 (SIFMA Municipal Swap Index + 0.560%) (Callable 11/01/2023) (2)	845,000	844,713
North Pocono School District,
4.000%, 03/15/2024 (Insured by BAM)	230,000	253,764
Northampton County General Purpose Authority,
2.287%, 08/15/2048 (1 Month LIBOR USD + 1.040%) (Callable 02/15/2023)(Mandatory Tender Date 08/15/2024) (2)	75,000	75,662
Octorara Area School District,
4.000%, 04/01/2025 (Insured by AGM) (6)	355,000	399,173
Palmyra Area School District,
5.000%, 06/01/2030 (Callable 06/01/2025)(Insured by ST AID)	400,000	467,884
Pennsylvania Economic Development Financing Authority,
2.800%, 12/01/2033 (Mandatory Tender Date 12/01/2021) (1)	205,000	210,941
Pennsylvania Higher Educational Facilities Authority:
5.000%, 10/01/2020 (ETM)	355,000	363,300
5.000%, 08/15/2024 (Pre-refunded to 08/15/2021)	185,000	196,527
2.850%, 05/01/2034 (Mandatory Tender Date 05/01/2021) (1)	510,000	517,864
Pennsylvania Housing Finance Agency:
2.450%, 07/01/2022 (Mandatory Tender Date 07/01/2021) (1)	2,500,000	2,540,900
3.700%, 10/01/2042 (Callable 10/01/2021)	155,000	156,879
4.000%, 10/01/2046 (Callable 04/01/2026)	165,000	176,015
4.000%, 10/01/2049 (Callable 10/01/2028)	6,000,000	6,491,580
Pennsylvania Turnpike Commission:
2.200%, 12/01/2020 (SIFMA Municipal Swap Index + 0.880%) (Callable 06/01/2020) (2)	420,000	421,260
2.300%, 12/01/2021 (SIFMA Municipal Swap Index + 0.980%) (Callable 06/01/2021) (2)	865,000	873,589
5.000%, 12/01/2022	50,000	55,175
0.000%, 12/01/2023	50,000	46,820
5.450%, 12/01/2035 (Pre-refunded to 12/01/2020)(Insured by AGM) (5)	40,000	41,591
Perkasie Regional Authority,
4.000%, 02/01/2023 (Insured by BAM)	460,000	495,553
Pittsburgh Water & Sewer Authority,
1.890%, 09/01/2040 (1 Month LIBOR USD + 0.640%) (Callable 06/01/2020)(Mandatory Tender Date 12/01/2020)(Insured by AGM) (2)	750,000	750,233
Punxsutawney Area School District,
2.125%, 10/15/2021 (Callable 01/31/2020)(Insured by AGM)	150,000	150,074
Quakertown Community School District,
2.150%, 08/01/2025 (Callable 02/01/2021)(Insured by ST AID)	1,090,000	1,095,341
Reading School District:
4.000%, 04/01/2023 (Insured by BAM)	160,000	172,942
4.000%, 04/01/2023 (Insured by BAM)	565,000	610,703
5.000%, 04/01/2023 (Insured by BAM)	750,000	834,352
4.000%, 04/01/2024 (Insured by BAM)	615,000	677,564
5.000%, 04/01/2024 (Insured by BAM)	2,250,000	2,571,053
Sayre Area School District:
3.000%, 05/15/2022 (Insured by BAM)	25,000	25,891
3.000%, 05/15/2024 (Insured by BAM)	25,000	26,581
Sayre Health Care Facilities Authority,
2.058%, 12/01/2024 (3 Month LIBOR USD + 0.780%) (Callable 01/31/2020) (2)	55,000	55,329
School District of Philadelphia,
5.000%, 06/01/2024	320,000	360,522
School District of Reading,
5.000%, 03/01/2024 (Insured by AGM)	100,000	114,006
School District of the City of Erie:
5.000%, 04/01/2023	265,000	294,359
5.000%, 04/01/2024	230,000	262,819
5.000%, 04/01/2024 (Insured by AGM)	250,000	285,673
Schuylkill Haven Area School District,
2.625%, 09/01/2026 (Callable 09/01/2020)(Insured by MAC)	1,115,000	1,121,367
Scranton School District,
2.061%, 04/01/2031 (1 Month LIBOR USD + 0.850%) (Callable 10/01/2020)(Mandatory Tender Date 04/01/2021)(Insured by ST AID) (2)	275,000	275,215
Sharpsville Area School District,
2.000%, 09/15/2020 (Callable 01/31/2020)(Insured by ST AID)	1,020,000	1,020,530
Steel Valley School District:
3.000%, 11/01/2021 (Insured by BAM)	100,000	101,897
4.000%, 11/01/2022 (Insured by BAM)	190,000	202,764
4.000%, 11/01/2024 (Insured by BAM)	260,000	287,474
4.000%, 11/01/2024 (Insured by BAM)	50,000	55,284
4.000%, 11/01/2025 (Insured by BAM)	270,000	302,503
4.000%, 11/01/2025 (Insured by BAM)	50,000	56,019
4.000%, 11/01/2026 (Insured by BAM)	280,000	316,484
Susquenita School District,
2.000%, 09/01/2021 (Callable 09/01/2020)(Insured by MAC)	300,000	301,158
Township of Hampton PA,
5.900%, 02/01/2023	125,000	140,820
Township of North Fayette PA,
4.000%, 04/15/2025 (Callable 04/15/2024)	210,000	230,859
University of Pittsburgh-of the Commonwealth System of Higher Education:
1.560%, 09/15/2021 (SIFMA Municipal Swap Index + 0.240%) (Callable 03/15/2021) (2)	100,000	100,172
1.680%, 02/15/2024 (SIFMA Municipal Swap Index + 0.360%) (Callable 08/15/2023) (2)	2,500,000	2,504,950
Urban Redevelopment Authority of Pittsburgh,
2.250%, 12/01/2020 (Callable 01/21/2020)(Mandatory Tender Date 06/01/2020) (1)	605,000	605,242
Washington County Industrial Development Authority,
4.000%, 11/01/2020 (Pre-refunded to 05/01/2020)	80,000	80,764
West Mifflin Sanitary Sewer Municipal Authority,
4.000%, 08/01/2020 (Insured by BAM)	200,000	203,096
Westmoreland County Municipal Authority,
0.000%, 08/15/2023 (ETM)	200,000	188,934
Wilkinsburg School District,
3.000%, 05/15/2020 (Insured by AGM)	110,000	110,518
Wyalusing Area School District,
2.000%, 04/01/2020 (Callable 01/31/2020)(Insured by AGM)	280,000	280,120
York City School District,
4.000%, 05/01/2025 (Insured by BAM) (6)	3,070,000	3,455,070
Total Pennslyvania (Cost $59,786,044)		60,080,308	5.9%

Puerto Rico
Puerto Rico Highway & Transportation Authority,
4.600%, 07/01/2022 (ETM)(Insured by NATL)	25,000	27,083
Puerto Rico Public Finance Corp.:
5.125%, 06/01/2024 (Insured by AMBAC)	325,000	354,409
6.000%, 08/01/2026 (ETM)(Insured by AGC)	375,000	477,893
Puerto Rico Sales Tax Financing Corp.,
0.000%, 07/01/2024	1,376,000	1,207,715
Total Puerto Rico (Cost $1,977,299)		2,067,100	0.2%

Rhode Island
Providence Public Buildings Authority,
5.125%, 06/15/2021 (Insured by AGM)	270,000	279,593
Providence Redevelopment Agency,
5.000%, 04/01/2020	1,255,000	1,264,890
Rhode Island Health & Educational Building Corp.,
5.000%, 03/01/2022 (Pre-refunded to 03/01/2020)	1,045,000	1,051,406
Rhode Island Housing & Mortgage Finance Corp.:
3.500%, 10/01/2046 (Callable 04/01/2025)	40,000	41,241
3.750%, 10/01/2049 (Callable 04/01/2029)	2,250,000	2,459,362
Total Rhode Island (Cost $5,080,785)		5,096,492	0.5%

South Carolina
Barnwell Facilities Corp.:
5.000%, 09/01/2023 (Insured by BAM)	285,000	321,047
5.000%, 09/01/2024 (Insured by BAM)	280,000	323,736
City of Myrtle Beach SC,
5.000%, 10/01/2020	100,000	102,798
City of Walhalla SC,
5.000%, 06/01/2023 (Insured by BAM)	320,000	358,426
Greenville Health System,
5.000%, 05/01/2026 (Callable 05/01/2022)	1,020,000	1,103,507
Greenwood Fifty School Facilities, Inc.,
5.000%, 12/01/2027 (Callable 06/01/2026)(Insured by BAM)	1,095,000	1,320,625
Patriots Energy Group Financing Agency,
4.000%, 10/01/2048 (Callable 11/01/2023)(Mandatory Tender Date 02/01/2024) (1)	1,005,000	1,095,591
Piedmont Municipal Power Agency,
5.375%, 01/01/2025 (ETM)(Insured by NATL)	190,000	224,977
Scago Educational Facilities Corp. for Marro School District,
4.250%, 12/01/2029 (Callable 12/01/2020)(Insured by AGM)	100,000	101,920
South Carolina Jobs-Economic Development Authority:
5.250%, 08/01/2030 (Pre-refunded to 08/01/2023)	110,000	125,513
6.000%, 08/01/2031 (Pre-refunded to 08/01/2021)(Insured by AGM)	125,000	134,430
6.500%, 08/01/2039 (Pre-refunded to 08/01/2021)(Insured by AGM)	1,570,000	1,700,420
South Carolina State Housing Finance & Development Authority:
4.000%, 07/01/2036 (Callable 07/01/2025)(Insured by GNMA)	205,000	218,464
4.500%, 07/01/2048 (Callable 07/01/2027)	525,000	576,786
4.000%, 01/01/2050 (Callable 07/01/2028)	2,415,000	2,675,530
Total South Carolina (Cost $10,169,257)		10,383,770	1.0%

South Dakota
Aberdeen School District No. 6-1,
2.200%, 01/01/2023 (Callable 01/31/2020)	255,000	255,178
City of Rapid City SD,
5.000%, 12/01/2025	310,000	365,794
Total South Dakota (Cost $619,661)		620,972	0.1%

Tennessee
City of Jackson Tennessee:
5.000%, 04/01/2024	250,000	286,560
5.000%, 04/01/2027 (Callable 04/01/2025)	665,000	775,363
Clarksville Natural Gas Acquisition Corp.,
5.000%, 12/15/2021	185,000	197,389
County of Hardin TN:
5.000%, 06/01/2020 (Insured by AGM)	1,080,000	1,096,945
5.000%, 06/01/2021 (Insured by AGM)	1,420,000	1,496,084
5.000%, 06/01/2022 (Insured by AGM)	1,465,000	1,598,300
County of Loudon TN,
2.250%, 06/01/2026 (Callable 06/01/2021)	230,000	232,036
County of Shelby TN,
5.000%, 04/01/2020 (Callable 01/31/2020)	200,000	204,286
Franklin County Health & Educational Facilities Board,
2.400%, 12/01/2021 (Mandatory Tender Date 12/01/2020) (1)	200,000	201,640
Greeneville Health & Educational Facilities Board,
1.450%, 12/01/2022 (Mandatory Tender Date 12/01/2021) (1)	1,920,000	1,919,578
Hollow Rock-Bruceton Special School District,
3.000%, 04/01/2023	346,000	364,072
Knox County Health Educational & Housing Facility Board:
1.500%, 07/01/2022 (Mandatory Tender Date 07/01/2021) (1)	650,000	651,430
5.000%, 11/15/2022	250,000	276,152
Memphis Health Educational & Housing Facility Board,
6.750%, 12/01/2046 (Pre-refunded to 06/01/2021)	875,000	942,086
Nashville & Davidson County Metropolitan Government:
1.300%, 12/01/2020	5,000,000	4,998,200
2.050%, 04/01/2021 (Mandatory Tender Date 04/01/2020) (1)	150,000	150,345
2.100%, 04/01/2021 (Mandatory Tender Date 10/01/2020) (1)	250,000	251,437
0.000%, 06/01/2021 (ETM)	145,000	142,293
1.550%, 11/15/2030 (Mandatory Tender Date 11/03/2020) (1)	860,000	861,918
Tennessee Energy Acquisition Corp.,
4.000%, 11/01/2049 (Callable 08/01/2025)(Mandatory Tender Date 11/01/2025) (1)	330,000	366,802
Tennessee Housing Development Agency:
4.000%, 07/01/2025 (Callable 01/01/2021)	160,000	163,592
3.050%, 07/01/2029 (Callable 07/01/2024)	140,000	145,760
3.600%, 01/01/2031 (Callable 01/01/2023)	1,680,000	1,744,999
3.850%, 07/01/2032 (Callable 01/01/2025)	1,810,000	1,934,745
4.200%, 07/01/2042 (Callable 01/01/2022)	365,000	374,348
4.000%, 01/01/2043 (Callable 07/01/2027)	835,000	901,541
3.800%, 07/01/2043 (Callable 01/01/2022)	205,000	210,254
4.000%, 01/01/2046 (Callable 01/01/2025)	35,000	36,998
3.750%, 01/01/2050 (Callable 01/01/2029)	1,000,000	1,099,840
Wilson County Water & Wastewater Authority,
0.000%, 03/01/2022	300,000	287,238
Total Tennessee (Cost $23,739,303)		23,912,231	2.3%

Texas
Arlington Higher Education Finance Corp.:
5.000%, 08/15/2021 (PSF Guaranteed)	1,290,000	1,368,238
5.000%, 08/15/2021 (PSF Guaranteed)	375,000	397,744
5.000%, 08/15/2022 (PSF Guaranteed)	350,000	383,758
5.000%, 08/15/2023 (PSF Guaranteed)	325,000	367,478
5.000%, 08/15/2024 (PSF Guaranteed)	535,000	622,242
5.000%, 08/15/2025 (PSF Guaranteed)	30,000	35,865
4.000%, 08/15/2026 (PSF Guaranteed)	200,000	229,516
Bandera Independent School District,
5.000%, 02/15/2024 (PSF Guaranteed)	460,000	530,145
Bay Colony West Municipal Utility District,
2.000%, 10/01/2020 (Insured by NATL)	175,000	175,735
Beaumont Independent School District,
5.000%, 02/15/2025 (PSF Guaranteed)	100,000	118,629
Bexar County Health Facilities Development Corp.,
6.200%, 07/01/2045 (Pre-refunded to 07/01/2020)	225,000	230,553
Boerne Public Facilities Corp.,
2.750%, 11/01/2022 (Mandatory Tender Date 11/01/2021) (1)	265,000	271,667
Brazoria County Municipal Utility District No. 17,
4.000%, 09/01/2024 (Callable 09/01/2023)(Insured by MAC)	175,000	190,031
Brazoria-Fort Bend County Municipal Utility District No. 1,
2.000%, 09/01/2020 (Insured by BAM)	955,000	958,180
Brazosport Independent School District,
5.000%, 02/15/2024 (PSF Guaranteed)	5,525,000	6,360,325
Capital Area Housing Finance Corp.,
2.100%, 09/01/2037 (Callable 08/01/2021)(Mandatory Tender Date 09/01/2022) (1)	1,215,000	1,228,572
Carrollton-Farmers Branch Independent School District:
5.000%, 02/15/2020 (PSF Guaranteed)	90,000	90,409
5.000%, 02/15/2020 (ETM)(PSF Guaranteed)	35,000	35,157
Central Texas Regional Mobility Authority:
5.000%, 01/01/2022	405,000	434,160
5.000%, 01/01/2045 (Callable 07/01/2020)(Mandatory Tender Date 01/07/2021) (1)	215,000	218,715
Central Texas Turnpike System:
5.000%, 08/15/2023	130,000	146,746
0.000%, 08/15/2024 (ETM)(Insured by AMBAC)	700,000	656,635
5.000%, 08/15/2042 (Mandatory Tender Date 04/01/2020) (1)	965,000	973,569
Cibolo Canyons Special Improvement District:
5.000%, 08/15/2021 (Insured by AGM)	65,000	68,523
5.000%, 08/15/2022 (Insured by AGM)	365,000	396,262
Cimarron Municipal Utility District,
4.000%, 03/01/2025 (Insured by AGM)	70,000	77,797
Cinco Municipal Utility District,
4.000%, 12/01/2023 (Insured by BAM)	690,000	752,880
City of Austin TX,
5.000%, 11/15/2020 (ETM)	455,000	470,056
City of Bullard TX,
3.000%, 09/01/2020 (Insured by BAM)	135,000	136,656
City of Dallas Housing Finance Corp.,
1.500%, 04/01/2023 (Mandatory Tender Date 04/01/2022) (1)	1,825,000	1,827,737
City of Dallas TX,
5.000%, 02/15/2027 (Callable 02/15/2024)	500,000	571,060
City of Elgin TX:
4.000%, 07/15/2023 (Insured by AGM)	155,000	167,580
4.000%, 07/15/2023 (Insured by BAM)	50,000	54,058
City of Hearne TX:
3.000%, 08/01/2022 (Insured by BAM)	225,000	233,896
3.000%, 08/01/2023 (Insured by BAM)	230,000	241,742
3.000%, 08/01/2024 (Insured by BAM)	240,000	254,950
City of Houston TX:
0.000%, 12/01/2024 (ETM)(Insured by AGM)	90,000	84,040
5.500%, 12/01/2024 (ETM)(Insured by NATL)	925,000	1,068,690
0.000%, 12/01/2025 (ETM)(Insured by AGM)	375,000	343,901
1.607%, 05/15/2034 (1 Month LIBOR USD + 0.360%) (Callable 02/01/2021)(Mandatory Tender Date 08/01/2021) (2)	975,000	975,985
City of Madisonville TX,
4.000%, 08/15/2026 (Callable 08/15/2020)(Insured by AGM)	295,000	299,384
City of Mission TX,
3.500%, 02/15/2027 (Callable 02/15/2021)(Insured by AGM)	110,000	112,115
City of Round Rock TX:
4.000%, 12/01/2023	30,000	32,794
4.000%, 12/01/2024	250,000	278,830
City of Royse City TX,
4.000%, 08/15/2020 (Insured by AGM)	150,000	152,459
City of San Antonio TX:
2.000%, 02/01/2033 (Callable 06/01/2021)(Mandatory Tender Date 12/01/2021) (1)	100,000	100,905
3.000%, 12/01/2045 (Mandatory Tender Date 12/01/2020) (1)	960,000	975,168
2.750%, 02/01/2048 (Mandatory Tender Date 12/01/2022) (1)	1,055,000	1,098,192
City of Victoria TX,
4.000%, 08/15/2023 (Callable 08/15/2020)	410,000	416,802
Clear Creek Independent School District:
5.000%, 02/15/2024 (PSF Guaranteed)	115,000	132,737
1.350%, 02/15/2032 (Mandatory Tender Date 08/15/2022)(PSF Guaranteed) (1)	2,450,000	2,452,401
1.450%, 02/15/2035 (Mandatory Tender Date 08/14/2020)(PSF Guaranteed) (1)	315,000	315,287
2.150%, 02/15/2038 (Mandatory Tender Date 08/16/2021)(PSF Guaranteed) (1)	225,000	228,125
Clyde Education Facilities Corp.,
4.000%, 08/15/2021 (PSF Guaranteed)	140,000	145,981
Collin County Water Control & Improvement District No. 3:
2.000%, 09/15/2022 (Insured by BAM)	315,000	319,218
2.000%, 09/15/2023 (Insured by BAM)	335,000	340,259
2.000%, 09/15/2024 (Insured by BAM)	350,000	355,884
Cotulla Independent School District,
5.000%, 02/15/2023 (PSF Guaranteed)	100,000	111,702
County of Archer TX,
4.000%, 02/15/2024	350,000	384,321
County of Bexar TX,
5.000%, 06/15/2029 (Callable 06/15/2026)	840,000	1,018,181
County of Harris TX:
5.000%, 10/01/2028 (Pre-refunded to 10/01/2021)	135,000	143,949
5.000%, 08/15/2030 (Callable 08/15/2022)	1,430,000	1,573,386
County of McLennan TX,
5.000%, 06/01/2025 (Insured by AGM)	240,000	280,385
County of Nueces TX,
1.950%, 02/15/2026 (Callable 01/07/2020)	1,525,000	1,525,137
County of Randall TX,
4.200%, 08/01/2029 (Callable 08/01/2020)	885,000	899,036
Cypress-Fairbanks Independent School District,
2.125%, 02/15/2040 (Mandatory Tender Date 08/16/2021)(PSF Guaranteed) (1)	100,000	101,349
Dallas Convention Center Hotel Development Corp.,
0.000%, 01/01/2025	4,450,000	4,066,187
Dallas County Utility & Reclamation District,
5.000%, 02/15/2026	190,000	229,064
Dallas Independent School District:
5.000%, 02/15/2036 (Mandatory Tender Date 02/15/2020)(PSF Guaranteed) (1)	200,000	200,856
5.000%, 02/15/2036 (Pre-refunded to 02/15/2022)(PSF Guaranteed) (1)	45,000	48,661
5.000%, 02/15/2036 (Pre-refunded to 02/15/2022)(PSF Guaranteed)	305,000	329,483
5.000%, 02/15/2036 (Mandatory Tender Date 02/15/2022)(PSF Guaranteed) (1)	1,255,000	1,351,572
Decatur Hospital Authority,
5.750%, 09/01/2029 (ETM)	1,500,000	1,847,010
Deer Park Independent School District,
1.550%, 10/01/2042 (Mandatory Tender Date 10/01/2020)(PSF Guaranteed) (1)	3,000,000	3,005,520
Denton County Fresh Water Supply District No. 6:
4.000%, 02/15/2020 (Insured by BAM)	175,000	175,534
4.000%, 02/15/2023 (Insured by BAM)	275,000	294,676
Denton Independent School District,
2.000%, 08/01/2044 (Mandatory Tender Date 08/01/2024)(PSF Guaranteed) (1)	1,300,000	1,334,242
Duncanville Independent School District,
0.000%, 02/15/2020 (PSF Guaranteed)	170,000	169,770
Everman Independent School District,
5.000%, 02/15/2025 (PSF Guaranteed)	125,000	148,355
Fort Bend County Municipal Utility District No. 134B,
4.625%, 09/01/2024 (Insured by AGM)	320,000	364,758
Fort Bend County Municipal Utility District No. 139:
4.000%, 09/01/2022 (Insured by BAM)	180,000	191,540
4.000%, 09/01/2023 (Insured by BAM)	190,000	205,935
4.000%, 09/01/2024 (Insured by BAM)	200,000	220,376
Fort Bend County Municipal Utility District No. 23:
3.000%, 09/01/2020 (Insured by BAM)	300,000	303,522
3.000%, 09/01/2021 (Callable 09/01/2020)(Insured by BAM)	340,000	343,563
3.000%, 09/01/2022 (Callable 09/01/2020)(Insured by BAM)	345,000	348,498
Fort Bend County Municipal Utility District No. 30,
4.000%, 09/01/2024 (Insured by BAM)	500,000	549,525
Fort Bend County Municipal Utility District No. 48,
2.000%, 10/01/2020 (Insured by BAM)	125,000	125,525
Fort Bend County Municipal Utility District No. 58,
3.500%, 04/01/2024 (Insured by AGM)	125,000	134,144
Fort Bend County Municipal Utility District No. 81,
3.000%, 09/01/2023 (Callable 09/01/2020)(Insured by AGM)	440,000	443,736
Fort Bend Independent School District:
1.500%, 08/01/2042 (Mandatory Tender Date 08/01/2021)(PSF Guaranteed) (1)	1,125,000	1,128,319
1.950%, 08/01/2049 (Mandatory Tender Date 08/01/2022)(PSF Guaranteed) (1)	150,000	152,265
Friendswood Independent School District,
5.000%, 02/15/2025 (PSF Guaranteed)	130,000	153,864
Garland Independent School District,
5.000%, 02/15/2022 (Callable 02/15/2020)(PSF Guaranteed)	245,000	246,132
Goose Creek Consolidated Independent School District,
3.000%, 10/01/2049 (Mandatory Tender Date 10/01/2020)(PSF Guaranteed) (1)	3,500,000	3,544,170
Grand Parkway Transportation Corp.,
5.000%, 02/01/2023	565,000	626,523
Harris County Cultural Education Facilities Finance Corp.,
2.049%, 10/01/2045 (1 Month LIBOR USD + 0.850%) (Callable 01/21/2020)(Mandatory Tender Date 06/01/2020) (2)	300,000	300,105
Harris County Health Facilities Development Corp.,
5.750%, 07/01/2027 (ETM)	1,010,000	1,237,038
Harris County Municipal Utility District No. 109,
4.000%, 10/01/2027 (Callable 10/01/2021)(Insured by BAM)	460,000	478,474
Harris County Municipal Utility District No. 120,
3.250%, 08/01/2025 (Callable 08/01/2020)(Insured by AGM)	350,000	353,307
Harris County Municipal Utility District No. 153,
4.000%, 09/01/2023 (Callable 09/01/2022)(Insured by BAM)	100,000	107,037
Harris County Municipal Utility District No. 276,
3.000%, 09/01/2024 (Insured by BAM)	445,000	472,955
Harris County Municipal Utility District No. 284:
4.000%, 09/01/2023 (Insured by MAC)	370,000	400,484
4.000%, 09/01/2024 (Insured by MAC)	135,000	148,691
Harris County Municipal Utility District No. 285,
3.000%, 09/01/2022 (Callable 09/01/2020)(Insured by AGM)	185,000	186,826
Harris County Municipal Utility District No. 374,
3.000%, 09/01/2024 (Insured by BAM)	225,000	238,302
Harris County Municipal Utility District No. 5,
4.000%, 09/01/2024 (Callable 01/31/2020)(Insured by AGM)	200,000	200,392
Harris County Municipal Utility District No. 500,
5.000%, 12/01/2021 (Insured by AGM)	85,000	90,783
Harris County Municipal Utility District No. 63,
3.000%, 09/01/2025 (Callable 09/01/2024)(Insured by AGM)	100,000	105,645
Hitchcock Independent School District,
5.000%, 02/15/2023 (PSF Guaranteed)	100,000	111,344
Houston Independent School District,
1.450%, 06/01/2035 (Mandatory Tender Date 06/01/2020)(PSF Guaranteed) (1)	750,000	750,457
Ingleside Independent School District,
5.000%, 08/15/2024 (PSF Guaranteed)	120,000	140,567
La Vernia Independent School District,
4.000%, 08/15/2025 (PSF Guaranteed)	260,000	297,885
Lake Travis Independent School District:
2.625%, 02/15/2048 (Pre-refunded to 02/15/2022)(PSF Guaranteed) (1)	95,000	97,902
2.625%, 02/15/2048 (Mandatory Tender Date 02/15/2022)(PSF Guaranteed) (1)	875,000	896,866
Lamar Consolidated Independent School District,
1.950%, 08/15/2047 (Mandatory Tender Date 08/17/2020)(PSF Guaranteed) (1)	850,000	853,408
Leander Independent School District:
0.000%, 08/15/2023 (Pre-refunded to 08/15/2020)(PSF Guaranteed)	40,000	34,340
0.000%, 08/15/2033 (Pre-refunded to 08/15/2024)(PSF Guaranteed)	50,000	30,551
0.000%, 08/15/2034 (Pre-refunded to 08/15/2024)(PSF Guaranteed)	100,000	57,583
0.000%, 08/15/2036 (Pre-refunded to 08/15/2024)(PSF Guaranteed)	100,000	50,960
0.000%, 08/15/2039 (Pre-refunded to 08/15/2024)(PSF Guaranteed)	50,000	21,432
0.000%, 08/15/2040 (Pre-refunded to 08/15/2024)(PSF Guaranteed)	1,400,000	606,312
0.000%, 08/15/2040 (Callable 08/15/2024)(PSF Guaranteed)	130,000	54,964
0.000%, 08/15/2041 (Pre-refunded to 08/15/2024)(PSF Guaranteed)	1,325,000	548,524
0.000%, 08/15/2041 (Pre-refunded to 08/15/2024)(PSF Guaranteed)	8,075,000	3,327,627
0.000%, 08/15/2041 (Pre-refunded to 08/15/2024)(PSF Guaranteed)	435,000	166,583
0.000%, 08/15/2042 (Pre-refunded to 08/15/2024)(PSF Guaranteed)	30,000	11,761
0.000%, 08/15/2042 (Pre-refunded to 08/15/2024)(PSF Guaranteed)	210,000	82,517
0.000%, 08/15/2043 (Pre-refunded to 08/15/2024)(PSF Guaranteed)	40,000	14,916
0.000%, 08/15/2045 (Pre-refunded to 08/15/2024)(PSF Guaranteed)	1,010,000	306,929
0.000%, 08/15/2046 (Pre-refunded to 08/15/2024)(PSF Guaranteed)	815,000	232,723
0.000%, 08/15/2047 (Pre-refunded to 08/15/2024)(PSF Guaranteed)	525,000	140,758
Lewisville Independent School District,
5.000%, 08/15/2024 (PSF Guaranteed)	420,000	492,811
Lone Oak Independent School District,
4.500%, 08/15/2020 (PSF Guaranteed)	150,000	153,096
Longview Independent School District,
5.000%, 02/15/2024 (PSF Guaranteed)	125,000	144,116
Lower Colorado River Authority:
5.000%, 05/15/2024 (Callable 05/15/2022)	125,000	135,830
4.750%, 01/01/2028 (ETM)(Insured by AGM)	440,000	502,326
5.000%, 05/15/2028 (Callable 05/15/2022)	495,000	535,828
Manor Independent School District,
5.000%, 08/01/2026 (PSF Guaranteed)	100,000	122,797
Mansfield Independent School District,
2.500%, 08/01/2042 (Mandatory Tender Date 08/01/2021)(PSF Guaranteed) (1)	3,765,000	3,833,523
Midlothian Independent School District,
2.000%, 08/01/2051 (Mandatory Tender Date 08/01/2024)(PSF Guaranteed) (1)	1,000,000	1,026,340
Montgomery County Health Facilities Development Corp.,
0.000%, 07/15/2023 (ETM)	145,000	137,880
Montgomery County Municipal Utility District No. 112:
3.000%, 10/01/2022 (Insured by BAM)	200,000	208,574
3.000%, 10/01/2024 (Insured by BAM)	215,000	229,633
Montgomery County Municipal Utility District No. 119:
4.000%, 04/01/2020 (Insured by BAM)	350,000	352,212
4.000%, 04/01/2021 (Insured by BAM)	175,000	180,612
Montgomery County Municipal Utility District No. 95,
3.000%, 09/01/2023 (Insured by AGM)	115,000	120,574
Montgomery Independent School District,
5.000%, 02/15/2024 (PSF Guaranteed)	150,000	172,809
New Caney Independent School District:
5.000%, 02/15/2025 (PSF Guaranteed)	100,000	118,629
3.000%, 02/15/2050 (Mandatory Tender Date 08/15/2021)(PSF Guaranteed) (1)	215,000	220,897
New Hope Cultural Education Facilities Finance Corp.:
4.000%, 04/01/2020	50,000	50,123
3.625%, 08/15/2022 (Callable 08/15/2021)	95,000	96,078
4.000%, 06/15/2024	50,000	55,246
Newark Higher Education Finance Corp.:
5.000%, 08/15/2023 (PSF Guaranteed)	260,000	292,705
5.000%, 08/15/2028 (Callable 08/15/2024)(PSF Guaranteed)	705,000	812,139
North Central Texas Health Facility Development Corp.,
5.750%, 06/01/2026 (ETM)(Insured by NATL)	550,000	636,212
North East Independent School District:
1.420%, 08/01/2040 (Callable 02/01/2020)(Mandatory Tender Date 08/01/2021)(PSF Guaranteed) (1)	2,262,000	2,262,068
2.200%, 08/01/2049 (Mandatory Tender Date 08/01/2024)(PSF Guaranteed) (1)	1,225,000	1,267,544
North Texas Education Finance Corp.,
5.250%, 12/01/2047 (Pre-refunded to 06/01/2022)	1,600,000	1,753,536
North Texas Higher Education Authority, Inc.,
2.809%, 07/01/2030 (3 Month LIBOR USD + 0.900%) (2)	745,000	748,569
North Texas Tollway Authority:
5.000%, 01/01/2022	25,000	26,897
5.250%, 09/01/2026 (Pre-refunded to 09/01/2021)	3,055,000	3,260,449
Northeast Travis County Utility District,
0.000%, 09/01/2024 (Insured by BAM)	470,000	428,250
Northgate Crossing Road Utility District,
0.000%, 12/01/2022 (Callable 12/01/2020)(Insured by AGM)	100,000	91,446
Northside Independent School District:
5.000%, 08/15/2022 (PSF Guaranteed)	100,000	109,999
1.750%, 06/01/2032 (Callable 01/21/2020)(Mandatory Tender Date 06/01/2022)(PSF Guaranteed) (1)	1,220,000	1,221,415
2.000%, 06/01/2046 (Mandatory Tender Date 06/01/2021)(PSF Guaranteed) (1)	900,000	907,389
1.450%, 06/01/2047 (Mandatory Tender Date 06/01/2020)(PSF Guaranteed) (1)	2,185,000	2,185,962
1.600%, 08/01/2049 (Mandatory Tender Date 08/01/2024)(PSF Guaranteed) (1)	3,075,000	3,088,007
Northwest Harris County Municipal Utility District No. 16,
5.500%, 10/01/2021 (Insured by BAM)	25,000	26,733
Northwest Harris County Municipal Utility District No. 19:
2.000%, 10/01/2021 (Insured by AGM)	95,000	95,995
2.000%, 10/01/2022 (Insured by AGM)	105,000	106,033
2.000%, 10/01/2023 (Insured by AGM)	105,000	106,241
3.000%, 10/01/2024 (Insured by AGM)	110,000	116,449
Odessa Junior College District,
4.000%, 07/01/2029 (Callable 07/01/2022)(Insured by AGM)	190,000	200,838
Olmos Park Higher Education Facilities Corp.,
5.000%, 12/01/2021	210,000	224,866
Palestine Independent School District,
5.000%, 02/15/2024 (PSF Guaranteed)	135,000	155,058
Paloma Lake Municipal Utility District No. 1,
2.000%, 09/01/2022 (Insured by NATL)	150,000	151,706
Panhandle Regional Housing Finance Agency,
2.000%, 05/01/2021 (Mandatory Tender Date 05/01/2020) (1)	2,600,000	2,604,628
Paseo del Este Municipal Utility District No. 10:
4.000%, 08/15/2022 (Insured by MAC)	160,000	169,877
4.000%, 08/15/2023 (Insured by MAC)	130,000	140,543
4.000%, 08/15/2024 (Insured by MAC)	180,000	197,424
Pearland Independent School District,
5.000%, 02/15/2027 (Callable 02/15/2021)(PSF Guaranteed)	150,000	156,456
Plains Independent School District,
4.000%, 08/15/2023 (Callable 08/15/2020)(PSF Guaranteed)	340,000	345,256
Poteet Independent School District,
3.000%, 08/15/2021 (PSF Guaranteed)	235,000	242,019
Prosper Independent School District,
5.000%, 02/15/2024 (PSF Guaranteed)	100,000	115,249
Red River Authority,
4.450%, 06/01/2020 (Insured by NATL)	250,000	252,975
Red River Education Finance Corp.:
3.000%, 06/01/2022	655,000	672,338
5.000%, 06/01/2022	880,000	944,592
Remington Municipal Utility District No. 1:
3.000%, 09/01/2021 (Insured by AGM)	415,000	426,139
3.000%, 09/01/2022 (Insured by AGM)	100,000	103,680
Rockwall Independent School District:
0.000%, 02/15/2023 (PSF Guaranteed)	1,000,000	960,260
0.000%, 02/15/2024 (PSF Guaranteed)	1,270,000	1,200,455
Round Rock Independent School District,
1.500%, 08/01/2040 (Callable 02/01/2020)(Mandatory Tender Date 08/01/2021)(PSF Guaranteed) (1)	1,345,000	1,345,188
SA Energy Acquisition Public Facility Corp.,
5.500%, 08/01/2021	25,000	26,529
San Antonio Housing Trust Finance Corp.,
1.375%, 09/01/2022 (Mandatory Tender Date 09/01/2021) (1)	1,500,000	1,501,320
San Antonio Water System,
2.000%, 05/01/2043 (Mandatory Tender Date 11/01/2021) (1)	645,000	652,540
San Benito Consolidated Independent School District,
5.000%, 02/15/2024 (PSF Guaranteed)	100,000	114,945
San Juan Higher Education Finance Authority,
5.125%, 08/15/2020	105,000	107,444
Sedona Lakes Municipal Utility District No. 1,
3.000%, 09/01/2024 (Insured by BAM)	105,000	111,159
Sherman Independent School District,
5.000%, 02/15/2026 (Callable 02/15/2024)(PSF Guaranteed)	1,000,000	1,147,720
South Shore Harbor Municipal Utility District No. 7,
4.000%, 09/01/2023 (Insured by BAM)	370,000	400,207
Southwest Texas Junior College District,
4.000%, 10/01/2023 (Insured by BAM)	100,000	107,618
Spring Creek Utility District of Montgomery County:
2.500%, 10/01/2023 (Insured by AGM)	150,000	155,592
3.000%, 10/01/2023 (Insured by AGM)	145,000	153,310
State of Texas:
5.000%, 08/01/2020	400,000	409,120
1.850%, 08/01/2029 (Callable 08/01/2020)(Optional Put Date 08/01/2022) (1)	600,000	601,650
Tarrant County Cultural Education Facilities Finance Corp.:
5.000%, 11/15/2024	175,000	199,829
5.000%, 10/01/2025 (Callable 10/01/2023)	2,110,000	2,386,727
Taylor Independent School District,
3.000%, 02/15/2023 (PSF Guaranteed)	815,000	857,551
Texas City Industrial Development Corp.,
7.375%, 10/01/2020	200,000	208,614
Texas Department of Housing & Community Affairs:
2.230%, 05/01/2021 (Mandatory Tender Date 05/01/2020) (1)	2,400,000	2,406,840
4.050%, 07/01/2026 (Callable 01/01/2021)(Insured by GNMA)	435,000	444,392
4.750%, 03/01/2049 (Callable 09/01/2027)(Insured by GNMA)	690,000	767,218
Texas Municipal Gas Acquisition & Supply Corp. I:
5.250%, 12/15/2021	120,000	128,635
6.250%, 12/15/2026	2,825,000	3,324,771
Texas Municipal Gas Acquisition & Supply Corp. III:
5.000%, 12/15/2021	140,000	149,572
5.000%, 12/15/2022	150,000	165,405
5.000%, 12/15/2023 (Callable 12/15/2022)	225,000	248,407
5.000%, 12/15/2029 (Callable 12/15/2022)	1,425,000	1,557,610
Texas State Affordable Housing Corp.,
4.250%, 03/01/2049 (Callable 03/01/2029)(Insured by GNMA)	1,000,000	1,104,450
Texas State Public Finance Authority Charter School Finance Corp.:
6.000%, 08/15/2026 (Pre-refunded to 02/15/2020)	250,000	251,395
6.200%, 02/15/2040 (Pre-refunded to 02/15/2020)	3,000,000	3,017,100
7.250%, 08/15/2041 (Pre-refunded to 08/15/2021) (1)	450,000	492,611
Texas Transportation Commission State Highway Fund:
5.000%, 10/01/2022	2,000,000	2,209,600
4.000%, 04/01/2026 (Mandatory Tender Date 10/01/2021) (1)	910,000	954,654
Tioga Independent School District Public Facility Corp.:
4.000%, 08/15/2021	185,000	189,960
4.000%, 08/15/2022	450,000	467,563
4.000%, 08/15/2023	470,000	492,565
4.000%, 08/15/2024	185,000	195,369
3.250%, 08/15/2026 (Callable 08/15/2024)	195,000	197,672
Town of Providence Village TX,
4.000%, 03/01/2024 (Insured by BAM)	275,000	301,535
Travis County Health Facilities Development Corp.:
7.000%, 01/01/2032 (Pre-refunded to 01/01/2021)	150,000	158,635
7.125%, 01/01/2046 (Pre-refunded to 01/01/2021)	485,000	513,523
Travis County Housing Finance Corp.,
2.000%, 04/01/2021 (Mandatory Tender Date 04/01/2020) (1)	1,605,000	1,607,632
Tyler Health Facilities Development Corp.,
5.500%, 07/01/2027 (Pre-refunded to 07/01/2021)	55,000	58,408
Upper Trinity Regional Water District,
5.000%, 08/01/2024 (Callable 08/01/2022)(Insured by AGM)	195,000	212,805
Viridian Municipal Management District:
6.000%, 12/01/2023 (Insured by BAM)	50,000	58,396
4.000%, 12/01/2024 (Insured by BAM)	425,000	471,882
4.000%, 12/01/2025 (Callable 12/01/2024)(Insured by BAM)	440,000	487,080
4.000%, 12/01/2026 (Callable 12/01/2023)(Insured by AGM)	340,000	369,495
4.000%, 12/01/2026 (Callable 12/01/2024)(Insured by BAM)	460,000	509,694
4.000%, 12/01/2027 (Callable 12/01/2024)(Insured by BAM)	475,000	524,732
4.000%, 12/01/2028 (Callable 12/01/2024)(Insured by BAM)	495,000	544,381
4.000%, 12/01/2028 (Callable 12/01/2024)(Insured by BAM)	455,000	500,391
4.000%, 12/01/2029 (Callable 12/01/2024)(Insured by BAM)	685,000	751,246
West Harris County Municipal Utility District No. 17:
0.000%, 09/01/2021 (Insured by AGM)	60,000	58,364
3.000%, 09/01/2023 (Insured by AGM)	360,000	376,797
Willow Creek Farms Municipal Utility District:
2.400%, 09/01/2023 (Insured by AGM)	45,000	46,388
3.500%, 09/01/2023 (Insured by AGM)	125,000	133,732
Wink-Loving Independent School District:
5.000%, 02/15/2026 (Callable 02/15/2023)(PSF Guaranteed)	1,995,000	2,222,610
5.000%, 02/15/2027 (Callable 02/15/2023)(PSF Guaranteed)	2,350,000	2,615,832
Total Texas (Cost $150,929,906)		152,458,883	15.0%

Utah
County of Utah UT,
5.000%, 05/15/2057 (Callable 02/01/2024)(Mandatory Tender Date 08/01/2024) (1)	250,000	286,235
Utah Charter School Finance Authority:
5.000%, 04/15/2020 (Insured by UT CSCE)	140,000	141,453
5.000%, 04/15/2021 (Insured by UT CSCE)	110,000	115,074
4.000%, 04/15/2022 (Insured by UT CSCE)	250,000	263,618
5.000%, 04/15/2022 (Insured by UT CSCE)	110,000	118,449
5.000%, 04/15/2023 (Insured by UT CSCE)	160,000	177,493
5.000%, 04/15/2024 (Insured by UT CSCE)	170,000	193,630
5.000%, 10/15/2024 (Insured by UT CSCE)	355,000	409,670
5.000%, 04/15/2025 (Insured by UT CSCE)	135,000	157,480
5.000%, 04/15/2026 (Insured by UT CSCE)	125,000	148,546
3.625%, 06/15/2029 (Callable 06/15/2027)	485,000	496,456
Utah Housing Corp.:
2.000%, 07/01/2021 (Mandatory Tender Date 01/01/2021)(Insured by GNMA) (1)	250,000	251,450
4.000%, 01/01/2045 (Callable 01/01/2026)(Insured by FHA)	70,000	74,729
Utah Infrastructure Agency:
4.000%, 10/15/2023	180,000	195,561
4.000%, 10/15/2024	190,000	210,001
4.000%, 10/15/2025	100,000	111,966
Total Utah (Cost $3,318,479)		3,351,811	0.3%

Vermont
City of Burlington VT,
5.000%, 07/01/2023 (Pre-refunded to 07/01/2021)	25,000	26,384
Vermont Economic Development Authority,
2.000%, 07/01/2020 (Callable 01/31/2020)	350,000	349,772
Vermont Housing Finance Agency:
4.000%, 11/01/2044 (Callable 11/01/2023)	75,000	80,087
4.000%, 11/01/2048 (Callable 05/01/2027)	1,380,000	1,487,861
4.000%, 11/01/2049 (Callable 05/01/2028)(Insured by GNMA)	2,515,000	2,804,854
Vermont Public Power Supply Authority,
5.000%, 07/01/2022	380,000	409,902
Total Vermont (Cost $5,068,582)		5,158,860	0.5%

Virgin Islands
Virgin Islands Public Finance Authority,
5.000%, 09/01/2020	100,000	101,792
Total Virgin Islands (Cost $101,928)		101,792	0.0%

Virginia
Chesapeake Bay Bridge & Tunnel District,
5.000%, 11/01/2023	2,000,000	2,267,000
City of Petersburg VA,
4.000%, 11/01/2025 (Callable 11/01/2022)(Insured by ST AID)	235,000	251,516
Fairfax County Redevelopment & Housing Authority,
2.210%, 02/01/2021 (Mandatory Tender Date 08/01/2020) (1)	1,650,000	1,658,415
Henry County Industrial Development Authority,
2.000%, 11/01/2023 (Callable 11/01/2021)	3,250,000	3,277,690
Stafford County & Staunton Industrial Development Authority,
5.500%, 02/01/2041 (Pre-refunded to 02/01/2021)(Insured by ST AID)	30,000	31,377
Virginia Commonwealth University Health System Authority,
4.750%, 07/01/2041 (Pre-refunded to 07/01/2021)	95,000	100,125
Virginia Resources Authority,
4.250%, 11/01/2040 (Pre-refunded to 11/01/2020)	45,000	46,126
Wise County Industrial Development Authority,
2.150%, 10/01/2040 (Mandatory Tender Date 09/01/2020) (1)	125,000	125,688
Total Virginia (Cost $7,749,537)		7,757,937	0.8%

Washington
Central Puget Sound Regional Transit Authority,
1.770%, 11/01/2045 (SIFMA Municipal Swap Index + 0.450%) (Callable 11/01/2022)(Mandatory Tender Date 11/01/2023) (2)	100,000	100,014
Central Washington University:
4.000%, 05/01/2024 (Callable 05/01/2023)	260,000	281,744
4.000%, 05/01/2026 (Callable 05/01/2023)	400,000	431,160
5.000%, 05/01/2026 (Insured by BAM)	410,000	498,609
City of Port Angeles WA,
4.000%, 11/01/2024 (Callable 01/31/2020)(Insured by AGC)	105,000	105,233
City of Richland WA,
4.000%, 11/01/2026 (Insured by BAM)	210,000	243,917
City of Yakima WA,
3.000%, 06/01/2021	560,000	574,538
King County Housing Authority:
2.200%, 05/01/2021	1,000,000	1,010,740
3.500%, 05/01/2021	300,000	308,334
4.000%, 01/01/2022 (6)	100,000	105,078
3.500%, 05/01/2022	345,000	360,221
Pend Oreille County Public Utility District No. 1:
5.000%, 01/01/2020	150,000	150,000
5.000%, 01/01/2021	605,000	624,850
5.000%, 01/01/2022	635,000	676,161
5.000%, 01/01/2023	665,000	728,767
5.000%, 01/01/2024	700,000	787,416
5.000%, 01/01/2025	735,000	846,705
San Juan County School District No. 137,
4.000%, 12/01/2028 (Callable 12/01/2022)(Insured by SCH BD GTY)	675,000	721,204
Spokane Public Facilities District,
5.000%, 12/01/2028 (Callable 06/01/2023)	450,000	501,966
State of Washington:
5.000%, 01/01/2020	250,000	250,000
5.000%, 07/01/2024 (Callable 07/01/2022)	250,000	273,785
Vancouver Housing Authority,
1.530%, 12/01/2022 (Callable 12/01/2021)	1,780,000	1,779,911
Washington Health Care Facilities Authority:
2.320%, 01/01/2035 (SIFMA Municipal Swap Index + 1.000%) (Callable 07/05/2020)(Mandatory Tender Date 01/01/2021) (2)	50,000	50,088
2.293%, 01/01/2042 (1 Month LIBOR USD + 1.100%) (Callable 01/01/2022)(Mandatory Tender Date 07/01/2022) (2)	500,000	505,800
5.000%, 10/01/2042 (Mandatory Tender Date 10/01/2021) (1)	120,000	127,652
Total Washington (Cost $11,982,682)		12,043,893	1.2%

West Virginia
City of Fairmont WV Water Revenue,
5.250%, 07/01/2022 (Insured by AMBAC)	100,000	105,299
Roane County Building Commission,
2.550%, 11/01/2021 (Callable 11/01/2020)	2,000,000	2,010,740
West Virginia Economic Development Authority,
2.625%, 12/01/2042 (Mandatory Tender Date 06/01/2022) (1)	175,000	179,291
Total West Virginia (Cost $2,282,759)		2,295,330	0.2%

Wisconsin
Baldwin-Woodville Area School District,
2.000%, 04/01/2023 (Callable 04/01/2020)	110,000	110,159
Bloomer School District,
2.750%, 10/01/2021 (Callable 04/01/2020)(Insured by AGM)	500,000	501,880
Boyceville Community School District,
2.000%, 03/01/2020	115,000	115,148
Campbellsport School District,
5.000%, 03/01/2022	540,000	583,740
City of Antigo WI:
2.000%, 06/01/2021	100,000	101,102
2.000%, 06/01/2022	75,000	76,006
2.000%, 06/01/2023	100,000	101,846
City of Eagle River WI,
3.000%, 05/01/2024 (Callable 05/01/2022)	1,000,000	1,028,430
City of Hartford WI,
2.250%, 05/01/2020	150,000	150,522
City of Kaukauna WI Sanitary Sewer System Revenue,
2.625%, 09/01/2024 (Callable 09/01/2022)	270,000	277,349
City of Kenosha WI,
5.000%, 06/01/2021	200,000	210,862
City of Ladysmith WI,
4.000%, 06/01/2022 (Callable 01/31/2020)	150,000	150,328
City of Menomonie WI,
3.000%, 12/01/2024	415,000	440,473
City of Oshkosh WI,
4.000%, 05/01/2029 (Callable 05/01/2023)	125,000	133,614
City of Plymouth WI,
2.000%, 05/01/2023 (Callable 05/01/2021)	825,000	831,039
City of West Allis WI,
2.375%, 04/01/2023 (Callable 01/31/2020)	100,000	100,077
Coleman School District,
4.000%, 03/01/2025 (Callable 03/01/2024)	200,000	219,804
County of Manitowoc WI,
4.000%, 11/01/2021	90,000	94,374
County of Milwaukee WI,
1.000%, 08/01/2020	825,000	824,291
County of Racine WI,
2.100%, 06/01/2021 (Callable 01/31/2020)	200,000	200,130
County of Winnebago WI,
2.000%, 04/01/2022 (Callable 01/31/2020)	885,000	885,416
Greendale School District,
2.700%, 03/01/2026 (Callable 03/01/2022)	500,000	511,790
Hilbert School District,
4.000%, 04/01/2027 (Callable 04/01/2025)	250,000	281,535
Ladysmith School District:
2.000%, 04/01/2021	150,000	151,644
2.000%, 04/01/2022	500,000	502,605
Public Finance Authority:
4.000%, 01/01/2020	415,000	415,000
4.000%, 10/01/2020	200,000	203,086
4.000%, 12/01/2020	350,000	354,315
5.000%, 06/15/2021	140,000	145,930
4.000%, 10/01/2021	200,000	206,924
5.000%, 10/01/2022	2,000,000	2,128,360
5.000%, 06/15/2023	395,000	434,247
5.000%, 10/01/2023	2,000,000	2,171,420
5.000%, 10/01/2024	1,605,000	1,771,455
8.375%, 06/01/2037 (Pre-refunded to 06/01/2022)	1,050,000	1,219,890
8.625%, 06/01/2047 (Pre-refunded to 06/01/2022)	1,265,000	1,481,252
Pulaski Community School District,
2.500%, 03/01/2023 (Callable 03/01/2020)	40,000	40,068
Randolph School District,
2.000%, 03/01/2020 (Insured by AGM)	150,000	150,194
Southeast Wisconsin Professional Baseball Park District:
0.000%, 12/15/2021 (ETM)(Insured by NATL)	30,000	29,257
0.000%, 12/15/2024 (ETM)(Insured by NATL)	95,000	88,443
State of Wisconsin:
5.000%, 05/01/2025 (Pre-refunded to 05/01/2021)	5,000,000	5,256,250
5.000%, 05/01/2026 (Callable 05/01/2023)	60,000	67,499
5.000%, 05/01/2029 (Pre-refunded to 05/01/2022)	145,000	157,783
Town of Delavan WI,
4.500%, 03/01/2024	130,000	146,268
Town of Grand Chute WI,
3.000%, 11/01/2020 (Callable 01/31/2020)	235,000	235,343
Town of St. Joseph WI:
3.000%, 12/01/2023 (Insured by MAC)	450,000	476,473
3.000%, 12/01/2024 (Insured by MAC)	370,000	396,326
Village of DeForest WI,
3.375%, 05/01/2023 (Callable 05/01/2021)	100,000	102,600
Village of Hales Corners WI,
3.000%, 11/01/2022	345,000	360,622
Village of Holmen WI,
4.000%, 10/01/2025	260,000	293,675
Village of Kronenwetter WI,
2.500%, 04/01/2021 (Callable 10/01/2020)	1,120,000	1,127,582
Village of Sussex WI,
3.000%, 06/01/2023 (Callable 06/01/2022)	1,155,000	1,196,049
Village of Waunakee WI,
3.200%, 10/01/2026 (Callable 01/31/2020)	225,000	225,329
Village of Whiting WI,
2.125%, 03/01/2020	250,000	250,325
West Bend Joint School District No. 1,
2.000%, 04/01/2024 (Callable 04/01/2021)	535,000	539,301
Wisconsin Center District:
5.000%, 12/15/2020	100,000	103,636
5.000%, 12/15/2022	715,000	792,599
5.000%, 12/15/2025	75,000	90,692
5.250%, 12/15/2027 (Insured by AGM)	95,000	113,978
Wisconsin Health & Educational Facilities Authority:
5.000%, 08/15/2020 (ETM)	55,000	56,321
2.650%, 11/01/2020 (Callable 01/21/2020)	1,655,000	1,655,629
5.000%, 11/01/2020	100,000	101,817
5.000%, 11/01/2021	110,000	114,219
4.500%, 12/15/2021 (Callable 06/15/2020)	200,000	202,806
5.875%, 02/15/2022 (Insured by BHAC)	120,000	127,261
5.000%, 03/01/2022	230,000	239,685
5.000%, 07/01/2022	185,000	201,691
4.000%, 09/15/2022	200,000	208,792
5.000%, 03/01/2023	300,000	317,895
5.000%, 06/01/2023 (Callable 06/01/2022)	350,000	377,843
5.250%, 08/15/2023 (Pre-refunded to 08/15/2020)	420,000	430,467
4.000%, 09/15/2023 (Callable 09/15/2022)	150,000	156,354
4.000%, 09/15/2024 (Callable 09/15/2023)	360,000	379,091
4.500%, 06/01/2025 (Pre-refunded to 06/01/2020)	500,000	506,905
5.000%, 07/01/2025 (Callable 07/01/2024)	660,000	763,963
2.750%, 08/15/2025	1,440,000	1,504,166
4.000%, 09/15/2025 (Callable 09/15/2023)	300,000	315,258
4.000%, 09/15/2025 (Callable 09/15/2022)	200,000	207,514
2.250%, 11/01/2026 (Callable 11/01/2021)	1,250,000	1,259,150
3.000%, 02/15/2035 (Pre-refunded to 08/15/2025)	135,000	146,703
5.250%, 04/15/2035 (Pre-refunded to 04/15/2023)	560,000	634,536
4.000%, 02/15/2038 (Pre-refunded to 08/15/2025)	375,000	428,355
5.000%, 11/15/2043 (Mandatory Tender Date 06/01/2020) (1)	365,000	370,606
Wisconsin Housing & Economic Development Authority:
3.500%, 09/01/2046 (Callable 09/01/2025)(Insured by FNMA)	345,000	363,147
4.000%, 03/01/2048 (Callable 03/01/2027)(Insured by FNMA)	460,000	490,788
1.600%, 11/01/2048 (Callable 11/01/2021)(Mandatory Tender Date 11/01/2022) (1)	430,000	430,602
4.250%, 03/01/2049 (Callable 09/01/2028)	985,000	1,086,376
Total Wisconsin (Cost $43,981,207)		44,434,275	4.4%

Wyoming
Wyoming Community Development Authority:
4.000%, 12/01/2043 (Callable 06/01/2027)	1,380,000	1,463,311
3.750%, 12/01/2049 (Callable 12/01/2028)	2,025,000	2,174,789
Total Wyoming (Cost $3,621,322)		3,638,100	0.4%
Total Municipal Bonds (Cost $985,356,006)		995,032,239	98.0%
Total Long-Term Investments (Cost $985,356,006)		995,032,239	98.0%

SHORT-TERM INVESTMENT	Shares
Money Market Mutual Fund
Federated Institutional Tax-Free Cash Trust, Premier Shares, 1.47% (4)	183,299	183,299
Total Short-Term Investment (Cost $183,299)		183,299	0.0%
Total Investments (Cost $985,539,305)		995,215,538	98.0%
Other Assets in Excess of Liabilities		20,491,977	2.0%
TOTAL NET ASSETS		$1,015,707,515	100.0%

Notes to Schedule of Investments
AGC	Assured Guaranty Corp.
AGM	Assured Guaranty Municipal
AMBAC	Ambac Assurance Corp.
BAM	Build America Mutual Assurance Co.
BHAC	Berkshire Hathaway Assurance Corp.
CA MTG	CA Mortgage Insurance
FHA	Federal Housing Administration
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
MAC	Municipal Assurance Corp.
NATL	National Public Finance Guarantee Corp.
Q-SBLF	Qualified School Building Loan Fund
SCH BD GTY	School Board Guaranty
SD CRED PROG	State Credit Enhancement Program
ST AID	State Aid Intercept/Withholding
UT CSCE	Utah Charter School Finance Authority

ETM	Escrowed to Maturity
LIBOR	London Inter-bank Offered Rate
PSF	Permanent School Fund
SIFMA	Securities Industry and Financial Markets Association

(1)	Variable rate security. The rate reported is the rate in effect as of December 31, 2019.
(2)	Variable rate security based on a reference index and spread. The rate reported is the rate in effect as of December 31, 2019.
(3)
Security issued under Rule 144A under the Securities Act of 1933 and classified as liquid under the Fund’s liquidity risk management program. Purchased in a private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers. At December 31, 2019, the value of these securities total $198,774, which represents 0.02% of total net assets.

(4)	7-Day Yield.
(5)	Step-up bond; the interest rate shown is the rate in effect as of December 31, 2019.
(6)	Security or a portion of the security purchased on a when-issued or delayed delivery basis.

Baird Short-Term Municipal Bond Fund
Schedule of Investments, December 31, 2019
Summary of Fair Value Exposure at December 31, 2019

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy is organized into three levels based upon the assumptions (referred to as "inputs") used in pricing the asset or liability.  These standards state that "observable inputs" reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and "unobservable inputs" reflect an entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 - Unadjusted quoted prices in active markets for identical unrestricted securities.
Level 2 - Other significant observable inputs (including quoted prices for similar securities, quoted prices in inactive markets, dealer indications, interest rates, yield curves, prepayment speeds, credit risk, default rates, inputs corroborated by observable market data, etc.).
Level 3 - Significant unobservable inputs (including the Fund's own assumptions about the factors that market participants would use in valuing the security) based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2019:

	Level 1	Level 2	Level 3	Total
Long-Term Investments
Municipal Bonds	$–	$995,032,239	$–	$995,032,239
Total Long-Term Investments	–	995,032,239	–	995,032,239
Short-Term Investment
Money Market Mutual Fund	183,299	–	–	183,299
Total Short-Term Investment	183,299	–	–	183,299
Total Investments	$183,299	$995,032,239	$–	$995,215,538

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy. There were no transfers into or out of Level 3 during the reporting period, as compared to the security classifications from the prior year's annual report. See the Fund’s Valuation Policy in Note 2a to the financial statements.

Baird Quality Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2019
	Principal		% of
	Amount	Value	Net Assets
LONG-TERM INVESTMENTS

Municipal Bonds
Alabama
Montgomery Water Works & Sanitary Sewer Board:
4.000%, 09/01/2033 (Callable 09/01/2029)	$410,000	$478,515
4.000%, 09/01/2034 (Callable 09/01/2029)	190,000	221,153
4.000%, 09/01/2035 (Callable 09/01/2029)	500,000	580,150
Total Alabama (Cost $1,290,715)		1,279,818	0.1%

Alaska
Alaska Housing Finance Corp.:
4.000%, 06/01/2031 (Callable 06/01/2027)	1,700,000	1,925,233
4.000%, 12/01/2031 (Callable 06/01/2027)	2,980,000	3,370,559
4.000%, 12/01/2032 (Callable 06/01/2027)	865,000	976,135
4.000%, 12/01/2048 (Callable 06/01/2027)	1,165,000	1,271,796
City of Valdez AK,
5.000%, 06/30/2029 (Callable 06/30/2022)	1,225,000	1,339,243
Total Alaska (Cost $8,933,818)		8,882,966	0.7%

Arizona
Arizona Industrial Development Authority,
2.500%, 05/01/2022 (Insured by AGM)	14,865,532	14,956,509
Arizona State University,
5.000%, 07/01/2032 (Pre-refunded to 07/01/2022)	715,000	782,496
City of Tempe AZ:
5.000%, 07/01/2033 (Pre-refunded to 07/01/2028)	40,000	51,643
5.000%, 07/01/2034 (Pre-refunded to 07/01/2027)	165,000	207,121
5.000%, 07/01/2034 (Pre-refunded to 07/01/2028)	325,000	419,598
5.000%, 07/01/2035 (Pre-refunded to 07/01/2027)	185,000	232,227
5.000%, 07/01/2037 (Pre-refunded to 07/01/2028)	215,000	277,580
5.000%, 07/01/2038 (Pre-refunded to 07/01/2028)	350,000	451,874
City of Tucson AZ,
5.000%, 07/01/2028 (Callable 07/01/2025)	750,000	892,515
Maricopa County Unified School District No. 48:
4.000%, 07/01/2033 (Callable 07/01/2028)	500,000	578,765
3.000%, 07/01/2034 (Callable 07/01/2028)	1,350,000	1,426,950
Salt River Project Agricultural Improvement & Power District,
5.000%, 01/01/2034 (Callable 01/01/2027)	3,555,000	4,327,822
Total Arizona (Cost $24,420,672)		24,605,100	1.8%

Arkansas
City of Little Rock AR:
2.375%, 04/01/2028 (Callable 10/01/2022)	330,000	336,141
5.000%, 10/01/2034 (Callable 04/01/2025)	5,000,000	5,781,600
City of Pine Bluff AR,
3.000%, 02/01/2047 (Callable 08/01/2027)(Insured by BAM)	2,160,000	2,261,283
City of Rogers AR:
4.000%, 11/01/2025 (Callable 05/01/2024)	570,000	630,659
4.000%, 11/01/2027 (Callable 05/01/2024)	460,000	506,603
University of Arkansas:
5.000%, 11/01/2035 (Callable 11/01/2024)	665,000	759,324
4.000%, 04/01/2037 (Callable 04/01/2029)	160,000	182,557
4.000%, 04/01/2039 (Callable 04/01/2029)	245,000	277,244
Total Arkansas (Cost $10,302,637)		10,735,411	0.8%

California
Aromas-San Juan Unified School District,
0.000%, 08/01/2050 (Pre-refunded to 08/01/2021)(Insured by AGM)	925,000	81,224
Brea Redevelopment Agency:
0.000%, 08/01/2033 (Callable 08/01/2027) (4)	1,500,000	1,552,890
0.000%, 08/01/2034 (Callable 08/01/2027) (4)	1,750,000	1,807,435
Citrus Community College District,
0.000%, 08/01/2034 (Callable 02/01/2024) (4)	885,000	856,282
City of Bakersfield CA,
0.000%, 04/15/2021 (ETM)	12,385,000	12,199,349
City of Pasadena CA,
4.250%, 06/01/2034 (Callable 06/01/2023)	500,000	537,495
Commerce Community Development Commission Successor Agency,
0.000%, 08/01/2021 (ETM)	190,000	179,561
Contra Costa Transportation Authority,
5.000%, 03/01/2028 (Callable 03/01/2025)	1,570,000	1,882,132
Department of Veterans Affairs Veteran's Farm & Home Purchase Program,
4.000%, 12/01/2049 (Callable 06/01/2028)	1,745,000	1,911,595
El Rancho Unified School District,
0.000%, 08/01/2035 (Pre-refunded to 08/01/2023)(Insured by BAM)	300,000	139,461
Mendocino-Lake Community College District,
0.000%, 08/01/2051 (Pre-refunded to 08/01/2021)(Insured by AGM)	1,285,000	124,915
Moorpark Unified School District,
0.000%, 08/01/2036 (Callable 08/01/2032)(Insured by AGM) (4)	110,000	107,322
Mount San Antonio Community College District,
0.000%, 08/01/2028 (Callable 02/01/2028) (4)	550,000	600,435
Northern California Power Agency,
7.500%, 07/01/2023 (Pre-refunded to 07/01/2021)(Insured by AMBAC)	355,000	382,275
Pajaro Valley Unified School District:
5.000%, 08/01/2030 (Callable 01/21/2020)(Insured by BAM)	235,000	235,416
5.000%, 08/01/2031 (Callable 01/21/2020)(Insured by BAM)	275,000	275,487
Paramount Unified School District,
0.000%, 08/01/2045 (Callable 02/01/2033)(Insured by AGM) (4)	225,000	272,403
Pittsburg Unified School District Financing Authority,
0.000%, 09/01/2040 (Pre-refunded to 09/01/2021)(Insured by AGM)	815,000	190,205
Pleasanton Unified School District,
3.000%, 08/01/2033 (Callable 08/01/2025)	2,000,000	2,086,860
Rio Hondo Community College District,
0.000%, 08/01/2042 (Callable 08/01/2034) (4)	6,660,000	8,203,788
San Diego Unified School District:
6.000%, 07/01/2033 (Pre-refunded to 07/01/2024) (4)	350,000	427,759
4.000%, 07/01/2034 (Callable 07/01/2027)	1,000,000	1,153,690
San Joaquin Hills Transportation Corridor Agency:
0.000%, 01/01/2020 (ETM)	6,865,000	6,865,000
0.000%, 01/01/2023 (ETM)	14,005,000	13,528,270
0.000%, 01/01/2027 (ETM)	1,380,000	1,250,832
0.000%, 01/01/2028 (ETM)	770,000	683,837
San Mateo Foster City School District,
0.000%, 08/01/2032 (Callable 08/01/2028) (4)	280,000	310,652
San Mateo Union High School District:
5.000%, 09/01/2041 (Callable 09/01/2023)	2,105,000	2,415,929
5.000%, 12/15/2043 (Pre-refunded to 12/15/2024)(Insured by AMBAC) (4)	1,635,000	1,955,313
San Ysidro School District:
0.000%, 08/01/2042 (Pre-refunded to 08/01/2021)(Insured by AGM)	375,000	77,291
0.000%, 08/01/2043 (Pre-refunded to 08/01/2021)(Insured by AGM)	290,000	55,320
0.000%, 08/01/2050 (Pre-refunded to 08/01/2021)(Insured by AGM)	525,000	57,950
St. Helena Unified School District,
0.000%, 08/01/2028 (4)	130,000	135,123
State of California,
5.000%, 08/01/2031 (Callable 02/01/2025)	1,000,000	1,178,590
Sutter Union High School District:
0.000%, 08/01/2030 (Pre-refunded to 08/01/2025)	185,000	122,350
0.000%, 08/01/2036 (Pre-refunded to 08/01/2025)	50,000	21,382
0.000%, 08/01/2037 (Pre-refunded to 08/01/2025)	50,000	19,909
0.000%, 08/01/2041 (Pre-refunded to 08/01/2025)	50,000	14,910
0.000%, 08/01/2043 (Pre-refunded to 08/01/2025)	200,000	51,404
0.000%, 08/01/2044 (Pre-refunded to 08/01/2025)	420,000	100,157
0.000%, 06/01/2050 (Pre-refunded to 08/01/2025)	700,000	106,687
Tustin Unified School District,
6.000%, 08/01/2028 (Callable 08/01/2021) (4)	1,295,000	1,398,224
Victor Valley Union High School District:
0.000%, 08/01/2036 (Pre-refunded to 08/01/2023)(Insured by AGM)	510,000	241,755
0.000%, 08/01/2038 (Pre-refunded to 08/01/2023)(Insured by AGM)	460,000	192,345
0.000%, 08/01/2041 (Pre-refunded to 08/01/2023)	545,000	190,794
0.000%, 08/01/2042 (Pre-refunded to 08/01/2023)	2,000,000	658,500
0.000%, 08/01/2046 (Pre-refunded to 08/01/2023)	200,000	51,564
0.000%, 08/01/2052 (Pre-refunded to 08/01/2023)	790,000	139,885
Westminster School District,
0.000%, 08/01/2048 (Callable 08/01/2023)(Insured by BAM)	5,045,000	862,392
Total California (Cost $63,807,437)		67,894,344	5.0%

Colorado
Boulder Valley School District No. Re-2,
5.000%, 12/01/2038 (Callable 06/01/2025)(Insured by ST AID)	1,225,000	1,436,447
Brush School District No. RE-2J:
5.000%, 12/01/2031 (Callable 12/01/2027)(Insured by BAM)	380,000	467,328
5.000%, 12/01/2032 (Callable 12/01/2027)(Insured by BAM)	395,000	484,298
5.000%, 12/01/2035 (Callable 12/01/2027)(Insured by BAM)	460,000	560,008
City of Fort Lupton CO,
4.000%, 12/01/2042 (Callable 12/01/2027)(Insured by AGM)	850,000	936,224
Colorado Health Facilities Authority:
0.000%, 07/15/2022 (ETM)	6,815,000	6,593,240
0.000%, 07/15/2024 (ETM)	505,000	473,195
5.250%, 01/01/2045 (Pre-refunded to 01/01/2023)	335,000	374,788
5.000%, 06/01/2047 (Pre-refunded to 06/01/2027)	5,750,000	7,229,935
Dawson Ridge Metropolitan District No. 1:
0.000%, 10/01/2022 (ETM)	38,470,000	37,105,854
0.000%, 10/01/2022 (ETM)	23,700,000	22,859,598
Mesa County Valley School District No. 51,
5.500%, 12/01/2037 (Callable 12/01/2027)(Insured by ST AID)	1,000,000	1,263,640
Regional Transportation District,
4.375%, 06/01/2039 (Callable 06/01/2023)	5,725,000	6,152,772
Total Colorado (Cost $82,576,802)		85,937,327	6.4%

Connecticut
Connecticut Housing Finance Authority:
4.000%, 11/15/2045 (Callable 05/15/2028)	6,985,000	7,635,583
4.000%, 11/15/2047 (Callable 11/15/2026)	1,465,000	1,566,041
4.000%, 05/15/2049 (Callable 11/15/2028)	2,500,000	2,781,275
State of Connecticut,
5.000%, 10/15/2032 (Callable 10/15/2022)	1,000,000	1,086,420
University of Connecticut,
5.000%, 01/15/2031 (Callable 01/15/2027)(Insured by AGM)	1,250,000	1,501,425
Total Connecticut (Cost $14,120,852)		14,570,744	1.1%

District of Columbia
District of Columbia:
5.000%, 06/01/2035 (Callable 06/01/2024)	915,000	1,052,460
5.000%, 03/01/2036 (Callable 09/01/2029)	1,500,000	1,902,120
District of Columbia Housing Finance Agency,
1.450%, 02/01/2039 (Mandatory Tender Date 08/01/2022) (1)	1,915,000	1,918,294
Total District of Columbia (Cost $4,782,360)		4,872,874	0.4%

Florida
City of Fort Myers FL,
4.000%, 12/01/2037 (Callable 12/01/2025)	480,000	521,933
City of Miami Beach FL,
6.250%, 10/01/2022 (ETM)(Insured by AMBAC)	800,000	865,768
City of Miramar FL:
5.000%, 10/01/2029 (Callable 10/01/2027)	1,025,000	1,285,985
5.000%, 10/01/2030 (Callable 10/01/2027)	1,000,000	1,247,690
5.000%, 10/01/2034 (Callable 10/01/2027)	1,000,000	1,232,980
5.000%, 10/01/2035 (Callable 10/01/2027)	1,030,000	1,265,036
City of Orlando FL,
5.000%, 11/01/2034 (Callable 11/01/2027)(Insured by AGM)	1,000,000	1,211,490
City of Tallahassee FL:
5.000%, 10/01/2033 (Callable 10/01/2024)	255,000	295,038
5.000%, 10/01/2034 (Callable 10/01/2024)	1,010,000	1,167,398
5.000%, 10/01/2035 (Callable 10/01/2024)	825,000	952,380
City of Tampa FL,
4.125%, 10/01/2031 (Callable 10/01/2021)	1,930,000	2,024,531
County of Miami-Dade FL:
5.250%, 10/01/2022 (Insured by AGM)	1,175,000	1,307,740
0.000%, 10/01/2027 (ETM)(Insured by NATL)	120,000	105,175
5.250%, 10/01/2030 (ETM)(Insured by NATL)	2,060,000	2,710,177
Escambia County Housing Finance Authority,
2.050%, 05/01/2021 (Mandatory Tender Date 05/01/2020) (1)	1,500,000	1,503,600
Florida Housing Finance Corp.:
4.200%, 01/01/2045 (Callable 01/01/2028)(Insured by GNMA)	7,425,000	8,013,283
3.800%, 07/01/2047 (Callable 01/01/2027)(Insured by GNMA)	720,000	759,665
4.000%, 07/01/2050 (Callable 07/01/2028)(Insured by GNMA)	4,195,000	4,615,758
Highlands County Health Facilities Authority,
1.250%, 11/15/2037 (Callable 01/01/2020)(Optional Put Date 01/07/2020) (1)	2,000,000	2,000,000
JEA Electric System Revenue,
5.000%, 10/01/2023 (Pre-refunded to 04/01/2023)	690,000	774,118
JEA Water & Sewer System Revenue,
5.000%, 10/01/2028 (Pre-refunded to 04/01/2024)	705,000	815,523
Lee County School Board,
5.000%, 08/01/2032 (Callable 08/01/2026)	1,650,000	1,973,614
Miami-Dade County Health Facilities Authority,
5.750%, 05/01/2021 (ETM)(Insured by NATL)	595,000	617,461
Mid-Bay Bridge Authority:
6.875%, 10/01/2022 (ETM)	3,040,000	3,328,496
6.875%, 10/01/2022 (ETM)(Insured by AMBAC)	2,085,000	2,290,206
Osceola County Expressway Authority,
0.000%, 10/01/2028 (ETM) (4)	75,000	77,184
Pinellas County Housing Finance Authority,
4.250%, 03/01/2027 (Callable 01/31/2020)(Insured by GNMA)	120,000	120,227
Reedy Creek Improvement District,
5.000%, 10/01/2031 (Callable 10/01/2028)	310,000	387,767
School Board of Miami-Dade County,
5.000%, 03/15/2039 (Callable 03/15/2024)	2,000,000	2,270,580
School District of Broward County:
5.250%, 07/01/2022 (Pre-refunded to 07/01/2021)	8,460,000	8,985,450
5.250%, 07/01/2023 (Pre-refunded to 07/01/2021)	4,915,000	5,220,271
Seminole County School Board,
5.000%, 07/01/2035 (Callable 07/01/2026)	145,000	171,793
Total Florida (Cost $58,260,495)		60,118,317	4.5%

Georgia
Atlanta Development Authority:
5.000%, 09/01/2023 (ETM)	2,450,000	2,786,238
5.000%, 09/01/2024 (Pre-refunded to 09/01/2023)	910,000	1,033,132
5.000%, 09/01/2032 (Pre-refunded to 09/01/2023)	1,315,000	1,492,933
Forsyth County Hospital Authority,
6.375%, 10/01/2028 (ETM)	8,020,000	9,978,564
Georgia Housing & Finance Authority,
3.500%, 12/01/2046 (Callable 12/01/2025)	835,000	874,420
Main Street Natural Gas, Inc.,
2.023%, 08/01/2048 (1 Month LIBOR USD + 0.830%) (Callable 09/01/2023)(Mandatory Tender Date 12/01/2023) (2)	1,000,000	1,004,960
Richmond County Development Authority:
0.000%, 12/01/2021 (ETM)	1,855,000	1,808,588
0.000%, 12/01/2021 (ETM)	4,025,000	3,924,295
Total Georgia (Cost $22,026,912)		22,903,130	1.7%

Idaho
Ada & Boise Counties Independent School District,
5.000%, 08/01/2032 (Callable 02/01/2027)	500,000	610,625
Total Idaho (Cost $608,934)		610,625	0.0%

Illinois
Boone & Winnebago Counties Community Unit School District No. 200,
0.000%, 01/01/2024 (ETM)(Insured by AGM)	720,000	679,356
City of Chicago IL,
5.000%, 01/01/2034 (Pre-refunded to 01/01/2025)	2,170,000	2,565,114
Cook County Community High School District No. 233,
4.000%, 12/01/2026 (Callable 06/01/2022)	2,695,000	2,854,733
Cook County Illinois School District No. 159:
0.000%, 12/01/2022 (ETM)	2,000,000	1,922,060
0.000%, 12/01/2025 (ETM)	400,000	364,680
0.000%, 12/01/2028 (ETM)	195,000	166,220
Cook County Illinois School District No. 163:
6.000%, 12/15/2026 (Insured by BAM)	1,165,000	1,465,896
5.000%, 12/15/2028 (Insured by BAM)	1,305,000	1,598,312
Cook County School District No. 130,
5.000%, 12/01/2026 (Callable 12/01/2025)(Insured by AGM)	1,140,000	1,337,539
County of Cook IL:
5.000%, 11/15/2033 (Callable 11/15/2027)	3,000,000	3,582,720
5.000%, 11/15/2034 (Callable 11/15/2027)	4,325,000	5,153,367
County of Du Page IL,
5.600%, 01/01/2021	355,000	362,984
Illinois Development Finance Authority:
0.000%, 07/15/2023 (ETM)	27,080,000	25,750,372
0.000%, 07/15/2025 (ETM)	50,155,000	46,047,807
2.450%, 11/15/2039 (Mandatory Tender Date 03/03/2026) (1)	1,230,000	1,271,660
Illinois Finance Authority:
5.000%, 02/15/2022	1,095,000	1,182,129
6.250%, 05/01/2022 (Pre-refunded to 05/01/2020)	2,550,000	2,592,534
5.000%, 12/01/2030 (Pre-refunded to 12/01/2021)	6,825,000	7,313,465
5.000%, 07/01/2031 (Callable 01/01/2026)	1,200,000	1,426,584
4.000%, 01/15/2033 (Callable 01/15/2028)	2,170,000	2,474,603
5.000%, 08/01/2033 (Pre-refunded to 08/01/2024)	700,000	819,840
4.000%, 01/01/2034 (Callable 01/01/2026)	1,030,000	1,143,279
4.000%, 07/01/2035 (Callable 01/01/2026)	1,000,000	1,106,710
5.000%, 02/15/2036 (Callable 02/15/2027)	215,000	254,898
Illinois Housing Development Authority:
3.100%, 02/01/2035 (Callable 02/01/2026)	2,715,000	2,794,006
3.500%, 08/01/2046 (Callable 02/01/2026)	660,000	696,379
4.000%, 08/01/2048 (Callable 08/01/2027)(Insured by GNMA)	785,000	851,168
4.250%, 10/01/2049 (Callable 04/01/2028)	10,780,000	11,889,478
Kane County Community Unit School District No. 304:
9.000%, 01/01/2023 (ETM)(Insured by AGM)	805,000	987,002
9.000%, 01/01/2023 (Insured by AGM)	2,720,000	3,322,181
Kane McHenry Cook & De Kalb Counties Unit School District No. 300,
5.000%, 01/01/2032 (Callable 01/01/2027)	2,060,000	2,428,307
Kendall Kane & Will Counties Community Unit School District No. 308,
0.000%, 02/01/2021 (Insured by AGM)	13,625,000	13,395,827
Lake County Community Consolidated School District No. 50:
5.000%, 01/01/2021 (ETM)	910,000	944,543
5.000%, 01/01/2021	465,000	482,275
Lake County Township High School District No. 113,
5.000%, 01/01/2034 (Callable 01/01/2023)	3,675,000	4,041,030
McHenry County Community Consolidated School District No. 47,
4.000%, 02/01/2032 (Callable 02/01/2028)	850,000	954,669
Metropolitan Pier & Exposition Authority,
5.500%, 12/15/2023 (ETM)	1,905,000	2,068,563
Metropolitan Water Reclamation District of Greater Chicago:
5.000%, 12/01/2031 (Callable 12/01/2021)	4,800,000	5,109,456
5.000%, 12/01/2034 (Callable 12/01/2026)	295,000	347,000
Public Building Commission of Chicago,
7.000%, 01/01/2020 (ETM)(Insured by NATL)	800,000	800,000
Regional Transportation Authority:
7.750%, 06/01/2020 (Insured by NATL)	200,000	205,326
6.700%, 11/01/2021 (Insured by NATL)	405,000	433,309
6.000%, 07/01/2022 (Insured by NATL)	3,705,000	4,127,963
6.000%, 07/01/2027 (Insured by AGM)	1,000,000	1,299,990
Sales Tax Securitization Corp.,
5.000%, 01/01/2029	1,000,000	1,215,870
Southwestern Illinois Development Authority,
7.625%, 11/01/2048 (Pre-refunded to 11/01/2023)	6,185,000	7,661,978
State of Illinois:
6.500%, 06/15/2022	115,000	118,329
4.000%, 06/15/2038 (Callable 06/15/2028)(Insured by BAM)	1,850,000	1,992,876
Village of Schaumburg IL,
4.000%, 12/01/2024 (Callable 12/01/2022)	5,750,000	6,198,558
Will County Community High School District No. 210:
0.000%, 01/01/2024 (ETM)(Insured by AGM)	1,355,000	1,273,456
0.000%, 01/01/2025 (ETM)(Insured by AGM)	60,000	55,355
Will County Community Unit School District No. 201-U,
0.000%, 11/01/2024 (ETM)(Insured by NATL)	705,000	652,795
Will County Elementary School District No. 122,
0.000%, 10/01/2027 (ETM)(Insured by AGM)	470,000	408,783
Total Illinois (Cost $181,737,589)		190,193,334	14.2%
Indiana
Carmel Redevelopment Authority,
4.000%, 08/01/2033 (Callable 08/01/2022)	1,000,000	1,052,860
Columbus Multi-High School Building Corp.:
5.000%, 01/15/2026 (Insured by ST AID)	1,125,000	1,355,186
5.000%, 01/15/2027 (Insured by ST AID)	1,265,000	1,554,141
5.000%, 07/15/2028 (Insured by ST AID)	1,000,000	1,262,170
Fishers Redevelopment Authority:
4.000%, 07/15/2027	200,000	231,942
4.000%, 01/15/2028	330,000	384,526
4.000%, 07/15/2028	335,000	392,533
4.000%, 07/15/2029 (Callable 01/15/2029)	540,000	633,755
4.000%, 07/15/2030 (Callable 01/15/2029)	725,000	845,422
Fort Wayne Redevelopment Authority,
5.000%, 02/01/2025 (Callable 02/01/2024)(Insured by ST AID)	335,000	383,796
Indianapolis Local Public Improvement Bond Bank,
5.000%, 01/01/2033 (Callable 01/01/2025)	1,780,000	2,073,932
Kankakee Valley Middle School Building Corp.:
5.000%, 01/15/2029 (Insured by ST AID)	475,000	606,969
5.000%, 07/15/2029 (Insured by ST AID)	1,180,000	1,520,253
Kokomo-Center School Building Corp.,
5.000%, 01/15/2037 (Callable 07/15/2027)(Insured by ST AID)	500,000	598,365
Northern Wells Multi-School Building Corp.,
4.000%, 07/15/2035 (Callable 07/15/2027)(Insured by ST AID)	160,000	178,738
Total Indiana (Cost $12,516,799)		13,074,588	1.0%

Iowa
County of Washington IA,
4.000%, 06/01/2030 (Callable 06/01/2026)	1,015,000	1,143,509
Iowa Finance Authority:
5.000%, 08/01/2028 (Pre-refunded to 08/01/2026)	3,625,000	4,485,974
5.000%, 08/01/2035 (Callable 08/01/2025)	950,000	1,120,591
4.000%, 07/01/2047 (Callable 07/01/2027)(Insured by GNMA)	795,000	857,861
4.000%, 07/01/2047 (Callable 07/01/2028)(Insured by GNMA)	1,300,000	1,447,901
Iowa Higher Education Loan Authority:
4.500%, 10/01/2033 (Pre-refunded to 10/01/2021)	2,100,000	2,221,128
5.000%, 10/01/2038 (Pre-refunded to 10/01/2021)	2,090,000	2,228,546
Total Iowa (Cost $13,312,301)		13,505,510	1.0%

Kansas
City of Wichita KS,
5.000%, 11/15/2020 (ETM)	1,120,000	1,157,061
Crawford County Unified School District No. 250,
5.000%, 09/01/2035 (Callable 09/01/2027)(Insured by BAM)	445,000	535,766
Total Kansas (Cost $1,683,628)		1,692,827	0.1%

Kentucky
Louisville & Jefferson County Metropolitan Government,
5.000%, 12/01/2035 (Callable 06/01/2022)	1,320,000	1,440,490
Total Kentucky (Cost $1,439,047)		1,440,490	0.1%

Louisiana
Jefferson Parish Hospital Service District No. 1,
6.000%, 01/01/2039 (Pre-refunded to 01/01/2021)	1,080,000	1,130,436
Louisiana Public Facilities Authority:
5.500%, 05/15/2027 (Pre-refunded to 05/15/2026)	26,700,000	32,477,880
5.500%, 05/15/2032 (Pre-refunded to 05/15/2026)	22,180,000	27,746,293
State of Louisiana,
5.000%, 05/01/2027 (Pre-refunded to 05/01/2022)	1,420,000	1,546,905
Webster Parish School District No. 6:
5.000%, 03/01/2025 (Insured by AGM)	425,000	498,279
5.000%, 03/01/2026 (Insured by AGM)	635,000	760,139
5.000%, 03/01/2027 (Insured by AGM)	620,000	756,233
5.000%, 03/01/2028 (Insured by AGM)	755,000	936,177
4.000%, 03/01/2030 (Callable 03/01/2029)(Insured by AGM)	665,000	771,899
4.000%, 03/01/2031 (Callable 03/01/2029)(Insured by AGM)	840,000	966,092
Total Louisiana (Cost $62,909,580)		67,590,333	5.0%

Maryland
City of Baltimore MD:
5.000%, 07/01/2024 (ETM)	1,220,000	1,363,155
5.000%, 07/01/2028 (ETM)	275,000	321,117
Maryland Health & Higher Educational Facilities Authority,
5.000%, 07/01/2027 (ETM)(Insured by AMBAC)	1,880,000	2,175,404
State of Maryland:
4.000%, 06/01/2030 (Callable 06/01/2024)	5,790,000	6,402,061
4.000%, 08/01/2030 (Callable 08/01/2027)	2,130,000	2,477,616
5.000%, 08/01/2031 (Callable 08/01/2028)	9,835,000	12,487,795
Total Maryland (Cost $23,926,123)		25,227,148	1.9%

Massachusetts
Commonwealth of Massachusetts,
4.500%, 12/01/2043 (Pre-refunded to 12/01/2021)	1,235,000	1,315,398
Massachusetts Department of Transportation,
5.000%, 01/01/2020 (ETM)	415,000	415,000
Massachusetts Development Finance Agency,
5.000%, 07/15/2033 (Callable 07/15/2026)	625,000	761,194
Massachusetts Housing Finance Agency:
4.000%, 12/01/2044 (Callable 06/01/2025)	1,150,000	1,214,320
4.000%, 12/01/2048 (Callable 06/01/2027)(Insured by GNMA)	1,545,000	1,668,291
4.000%, 06/01/2049 (Callable 12/01/2028)	665,000	729,199
Massachusetts State College Building Authority,
0.000%, 05/01/2027 (ETM)(Insured by NATL)	335,000	297,212
Total Massachusetts (Cost $6,283,615)		6,400,614	0.5%

Michigan
Algonac Community Schools:
4.000%, 05/01/2028 (Callable 05/01/2027)(Insured by Q-SBLF)	175,000	199,593
4.000%, 05/01/2029 (Callable 05/01/2027)(Insured by Q-SBLF)	370,000	418,733
4.000%, 05/01/2030 (Callable 05/01/2027)(Insured by Q-SBLF)	470,000	527,725
Brighton Area School District,
5.000%, 05/01/2021 (Insured by Q-SBLF)	500,000	524,875
Chippewa Hills School District,
4.000%, 05/01/2033 (Callable 05/01/2025)(Insured by Q-SBLF)	300,000	328,245
Ecorse Public School District,
5.000%, 05/01/2027 (Insured by Q-SBLF)	515,000	636,174
Fraser Public School District,
5.000%, 05/01/2024 (Insured by Q-SBLF)	1,000,000	1,153,480
Michigan Finance Authority,
5.000%, 06/01/2027 (Pre-refunded to 06/01/2022)	1,315,000	1,435,033
Michigan State Housing Development Authority,
4.250%, 12/01/2049 (Callable 06/01/2028)	4,460,000	4,923,929
Pinckney Community Schools:
5.000%, 05/01/2022 (Insured by Q-SBLF)	1,935,000	2,100,385
5.000%, 05/01/2023 (Insured by Q-SBLF)	2,200,000	2,463,384
State of Michigan,
0.000%, 06/01/2022 (ETM)(Insured by AMBAC)	2,000,000	1,935,700
Swartz Creek Community Schools,
5.000%, 05/01/2038 (Callable 05/01/2029)(Insured by Q-SBLF)	1,000,000	1,229,090
Utica Community Schools,
5.000%, 05/01/2034 (Callable 05/01/2029)(Insured by Q-SBLF)	305,000	380,356
Warren Consolidated Schools:
5.000%, 05/01/2033 (Callable 05/01/2026)(Insured by Q-SBLF)	2,595,000	3,041,807
5.000%, 05/01/2033 (Callable 05/01/2026)(Insured by Q-SBLF)	4,660,000	5,462,359
5.000%, 05/01/2035 (Callable 05/01/2026)(Insured by Q-SBLF)	925,000	1,077,810
Total Michigan (Cost $26,477,583)		27,838,678	2.1%

Minnesota
County of Hennepin MN,
4.000%, 12/01/2025 (Callable 12/01/2022)	3,000,000	3,242,400
Minneapolis-Saint Paul Metropolitan Airports Commission,
5.000%, 01/01/2032 (Callable 01/01/2027)	505,000	614,631
Minnesota Housing Finance Agency:
4.250%, 07/01/2028 (Callable 01/01/2020)(Insured by GNMA)	5,000	5,000
4.500%, 07/01/2034 (Callable 07/01/2021)(Insured by GNMA)	190,000	194,872
4.000%, 07/01/2047 (Callable 01/01/2027)(Insured by GNMA)	415,000	443,456
4.250%, 07/01/2049 (Callable 07/01/2028)(Insured by GNMA)	1,365,000	1,508,830
Pipestone-Jasper Independent School District No. 2689,
4.000%, 02/01/2032 (Callable 02/01/2029)(Insured by SD CRED PROG)	580,000	676,413
University of Minnesota,
5.500%, 07/01/2021 (ETM)	7,925,000	8,251,114
Total Minnesota (Cost $14,795,440)		14,936,716	1.1%

Mississippi
Mississippi Development Bank:
5.000%, 03/01/2029 (Callable 03/01/2027)	825,000	1,000,849
5.250%, 03/01/2035 (Callable 03/01/2028)	495,000	607,503
Mississippi Home Corp.,
2.400%, 02/01/2022 (Pre-refunded to 08/01/2021) (1)	2,000,000	2,037,080
Oxford School District,
4.000%, 05/01/2027	500,000	580,935
State of Mississippi,
5.000%, 10/01/2028 (Callable 10/01/2027)	1,130,000	1,423,518
West Rankin Utility Authority,
5.000%, 01/01/2038 (Callable 01/01/2025)(Insured by AGM)	500,000	569,430
Total Mississippi (Cost $5,905,116)		6,219,315	0.4%

Missouri
Independence School District,
5.500%, 03/01/2035 (Callable 03/01/2027)(Insured by ST AID)	955,000	1,192,642
Jackson County School District No. R-IV,
5.500%, 03/01/2037 (Callable 03/01/2029)(Insured by ST AID)	1,000,000	1,313,790
Metropolitan St. Louis Sewer District,
5.000%, 05/01/2036 (Callable 05/01/2025)	1,275,000	1,495,575
Missouri Housing Development Commission:
1.950%, 05/01/2025 (Insured by GNMA)	115,000	117,142
3.950%, 11/01/2040 (Callable 05/01/2025)(Insured by GNMA)	1,880,000	1,940,630
St. Louis County School District,
4.000%, 03/01/2031 (Callable 03/01/2025)	1,480,000	1,644,162
Troy Reorganized School District No. 3,
5.000%, 03/01/2029 (Callable 03/01/2024)(Insured by ST AID)	1,635,000	1,865,519
Webster Groves School District:
4.000%, 03/01/2028 (Callable 03/01/2026)	910,000	1,039,821
4.000%, 03/01/2029 (Callable 03/01/2026)	1,370,000	1,555,073
Total Missouri (Cost $11,781,126)		12,164,354	0.9%

Montana
Flathead County School District No. 44,
4.000%, 07/01/2036 (Callable 07/01/2028)	210,000	238,524
Montana Facility Finance Authority:
5.000%, 07/01/2028 (Callable 07/01/2027)	430,000	535,780
5.000%, 07/01/2029 (Callable 07/01/2027)	535,000	664,850
Total Montana (Cost $1,357,530)		1,439,154	0.1%

Nebraska
City of Lincoln NE,
5.000%, 04/01/2023	290,000	326,256
Nebraska Educational Health Cultural & Social Services Finance Authority:
4.000%, 01/01/2033 (Callable 01/01/2026)	400,000	443,388
4.000%, 01/01/2034 (Callable 01/01/2026)	1,000,000	1,106,680
4.000%, 01/01/2035 (Callable 01/01/2026)	1,000,000	1,104,030
Omaha School District,
4.000%, 12/15/2033 (Callable 12/15/2028)	1,125,000	1,305,529
University of Nebraska:
3.000%, 07/01/2028 (Pre-refunded to 07/01/2026)	30,000	33,068
3.000%, 05/15/2035 (Pre-refunded to 05/15/2026)	20,000	22,019
3.000%, 07/01/2039 (Pre-refunded to 07/01/2026)	15,000	16,534
Village of Boys Town NE,
3.000%, 09/01/2028	150,000	162,406
Total Nebraska (Cost $4,523,027)		4,519,910	0.3%

Nevada
County of Clark NV,
5.000%, 07/01/2033 (Callable 07/01/2024)	1,925,000	2,200,872
Total Nevada (Cost $2,099,478)		2,200,872	0.2%

New Hampshire
New Hampshire Housing Finance Authority,
5.250%, 07/01/2028 (Callable 01/01/2021)	355,000	363,066
Total New Hampshire (Cost $358,019)		363,066	0.0%

New Jersey
New Jersey Building Authority,
5.000%, 06/15/2024 (ETM)	1,410,000	1,641,494
New Jersey Economic Development Authority,
5.250%, 07/01/2025	1,285,000	1,531,219
New Jersey Health Care Facilities Financing Authority,
3.750%, 07/01/2027 (ETM)	205,000	230,022
New Jersey Housing & Mortgage Finance Agency:
6.000%, 11/01/2023 (Pre-refunded to 01/31/2020)	110,000	117,687
4.500%, 10/01/2048 (Callable 10/01/2027)	1,485,000	1,643,835
New Jersey Transportation Trust Fund Authority:
5.250%, 12/15/2020	5,000,000	5,181,500
0.000%, 12/15/2026 (Insured by BHAC)	1,000,000	873,790
0.000%, 12/15/2030	605,000	461,228
Total New Jersey (Cost $11,416,094)		11,680,775	0.9%

New Mexico
Jal Public School District No. 19,
2.750%, 10/01/2027 (Pre-refunded to 10/01/2023)(Insured by ST AID)	600,000	634,626
New Mexico Finance Authority,
4.000%, 06/01/2029 (Callable 06/01/2026)	2,615,000	2,985,598
New Mexico Mortgage Finance Authority,
3.950%, 09/01/2040 (Callable 09/01/2024)(Insured by GNMA)	1,105,000	1,169,422
New Mexico Mortgage Financial Authority:
4.625%, 09/01/2025 (Callable 03/01/2020)(Insured by GNMA)	435,000	436,801
4.500%, 09/01/2028 (Callable 03/01/2020)(Insured by GNMA)	35,000	35,150
3.500%, 07/01/2033 (Callable 01/01/2028)(Insured by GNMA)	1,170,000	1,254,626
3.550%, 09/01/2037 (Callable 03/01/2027)(Insured by GNMA)	1,160,000	1,224,449
Total New Mexico (Cost $7,516,308)		7,740,672	0.6%

New York
City of New York NY,
5.000%, 08/01/2022	5,000,000	5,495,350
Metropolitan Transportation Authority:
6.000%, 04/01/2020 (ETM)(Insured by NATL)	3,715,000	3,761,103
5.000%, 11/15/2028 (Pre-refunded to 11/15/2023)	210,000	242,558
New York City Transitional Finance Authority:
5.000%, 08/01/2029 (Callable 08/01/2026)	1,525,000	1,857,862
5.000%, 08/01/2033 (Callable 08/01/2026)	2,835,000	3,413,141
New York City Water & Sewer System:
5.000%, 06/15/2032 (Callable 12/15/2025)	6,500,000	7,799,935
4.000%, 06/15/2040 (Callable 12/15/2029)	500,000	571,600
New York State Dormitory Authority:
5.000%, 03/15/2030 (Callable 03/15/2024)	3,735,000	4,303,841
5.000%, 03/15/2033 (Callable 03/15/2025)	5,000,000	5,831,950
5.000%, 03/15/2037 (Callable 09/15/2025)	155,000	181,424
5.250%, 03/15/2039 (Callable 09/15/2028)	3,700,000	4,634,916
New York State Housing Finance Agency,
1.600%, 11/01/2024 (Callable 12/01/2021)	5,580,000	5,582,065
New York State Urban Development Corp.:
5.000%, 03/15/2022	2,015,000	2,187,081
5.000%, 03/15/2032 (Callable 03/15/2024)	6,000,000	6,871,320
State of New York Mortgage Agency,
4.000%, 10/01/2049 (Callable 04/01/2028)	4,495,000	4,926,655
Total New York (Cost $55,234,342)		57,660,801	4.3%

North Carolina
City of Charlotte NC:
5.000%, 06/01/2023	3,250,000	3,676,270
5.000%, 07/01/2031 (Callable 07/01/2028)	2,580,000	3,289,165
North Carolina Eastern Municipal Power Agency:
5.000%, 01/01/2021 (ETM)	10,435,000	10,652,465
6.400%, 01/01/2021 (ETM)	1,817,000	1,862,262
4.500%, 01/01/2024 (Pre-refunded to 01/01/2022)	12,245,000	12,739,453
North Carolina Housing Finance Agency,
4.000%, 01/01/2050 (Callable 07/01/2028)	3,000,000	3,311,310
North Carolina Medical Care Commission,
5.750%, 01/01/2035 (Pre-refunded to 01/01/2021)	525,000	548,541
State of North Carolina,
5.000%, 05/01/2024 (Callable 05/01/2023)	1,000,000	1,125,760
Total North Carolina (Cost $37,214,197)		37,205,226	2.8%

North Dakota
County of Burleigh ND:
5.000%, 07/01/2025 (Pre-refunded to 07/01/2021)	1,500,000	1,584,180
5.000%, 07/01/2029 (Pre-refunded to 07/01/2021)	470,000	496,377
4.000%, 11/01/2029 (Callable 11/01/2022)(Insured by AGM)	425,000	451,983
North Dakota Housing Finance Agency:
3.450%, 07/01/2037 (Callable 07/01/2026)(Insured by FHA)	2,955,000	3,075,091
3.500%, 07/01/2046 (Callable 01/01/2026)	1,110,000	1,175,224
4.000%, 01/01/2050 (Callable 07/01/2028)	1,250,000	1,392,625
North Dakota Public Finance Authority,
5.000%, 10/01/2032 (Callable 10/01/2028)	2,590,000	3,269,719
Total North Dakota (Cost $11,268,447)		11,445,199	0.8%

Ohio
Akron Bath Copley Joint Township Hospital District,
3.800%, 01/01/2027 (Pre-refunded to 01/01/2022)	815,000	844,006
City of Bowling Green OH,
5.750%, 06/01/2031 (Pre-refunded to 06/01/2020)	750,000	764,347
City of Cleveland OH,
5.000%, 12/01/2029 (Callable 12/01/2022)	860,000	949,517
City of Delaware OH,
4.000%, 12/01/2033 (Callable 12/01/2024)	200,000	220,898
City of Oxford OH,
4.000%, 12/01/2033 (Callable 12/01/2026)	40,000	45,586
Cleveland Municipal School District,
5.000%, 12/01/2020 (Insured by SD CRED PROG)	2,015,000	2,085,283
County of Lucas OH,
5.750%, 11/15/2031 (Pre-refunded to 11/15/2021)	1,110,000	1,204,006
County of Montgomery OH,
5.250%, 05/01/2029 (Pre-refunded to 11/12/2023)	1,050,000	1,192,747
Lucas-Plaza Housing Development Corp.,
0.000%, 06/01/2024 (ETM)(Insured by FHA)	1,200,000	1,121,484
Ohio Housing Finance Agency:
5.000%, 11/01/2028 (Callable 05/01/2020)(Insured by GNMA)	10,000	10,102
3.950%, 09/01/2043 (Callable 09/01/2027)(Insured by GNMA)	495,000	528,868
3.500%, 09/01/2046 (Callable 09/01/2025)(Insured by GNMA)	1,130,000	1,191,619
State of Ohio:
5.000%, 06/15/2021	6,740,000	7,120,069
1.520%, 01/15/2045 (Callable 03/02/2020)(Optional Put Date 02/24/2020) (1)	3,000,000	3,000,000
University of Akron,
5.000%, 01/01/2033 (Callable 07/01/2026)	335,000	396,566
Total Ohio (Cost $20,402,738)		20,675,098	1.5%

Oklahoma
Oklahoma Housing Finance Agency,
2.375%, 10/01/2021 (Mandatory Tender Date 10/01/2020) (1)	1,290,000	1,300,127
Total Oklahoma (Cost $1,299,806)		1,300,127	0.1%

Oregon
Clackamas County School District No. 12,
5.000%, 06/15/2037 (Callable 06/15/2027)(Insured by SCH BD GTY)	825,000	1,001,888
County of Multnomah OR,
4.000%, 06/01/2030 (Callable 06/01/2022)	1,565,000	1,648,837
State of Oregon:
4.000%, 12/01/2045 (Callable 06/01/2025)	2,815,000	2,996,145
4.000%, 12/01/2048 (Callable 12/01/2026)	2,945,000	3,165,021
State of Oregon Housing & Community Services Department:
2.200%, 12/01/2021 (Mandatory Tender Date 12/01/2020) (1)	400,000	402,596
4.000%, 01/01/2047 (Callable 07/01/2025)	1,305,000	1,387,437
3.750%, 07/01/2048 (Callable 01/01/2027)	1,665,000	1,734,431
Washington County School District No. 1,
5.000%, 06/15/2035 (Callable 06/15/2027)(Insured by SCH BD GTY)	600,000	732,612
Total Oregon (Cost $12,873,211)		13,068,967	1.0%

Pennsylvania
Centennial School District Bucks County,
4.000%, 12/15/2029 (Callable 12/15/2024)(Insured by ST AID)	265,000	293,826
Commonwealth Financing Authority,
4.000%, 06/01/2039 (Callable 06/01/2028)(Insured by AGM)	1,500,000	1,656,615
Erie Sewer Authority,
5.125%, 06/01/2020 (ETM)(Insured by AMBAC)	470,000	477,694
Mckeesport Area School District,
0.000%, 10/01/2025 (ETM)	110,000	100,663
Pennsylvania Higher Educational Facilities Authority,
5.750%, 08/15/2041 (Pre-refunded to 08/15/2021)	500,000	537,145
Pennsylvania Housing Finance Agency:
2.450%, 07/01/2022 (Mandatory Tender Date 07/01/2021) (1)	5,325,000	5,412,117
3.500%, 10/01/2046 (Callable 10/01/2025)	1,100,000	1,149,214
Philadelphia Gas Works Co.,
7.000%, 05/15/2020 (ETM)(Insured by NATL)	380,000	388,060
Philadelphia Hospitals & Higher Education Facilities Authority:
5.000%, 05/15/2020 (ETM)	1,575,000	1,597,270
5.250%, 05/15/2023 (Pre-refunded to 05/15/2020)	2,790,000	2,831,990
Pittsburgh Water & Sewer Authority:
0.000%, 09/01/2026 (ETM)	620,000	556,822
0.000%, 09/01/2027 (ETM)	925,000	811,873
0.000%, 09/01/2028 (ETM)	140,000	119,977
South Fork Municipal Authority:
5.500%, 07/01/2029 (Pre-refunded to 07/01/2020)	2,450,000	2,502,136
5.375%, 07/01/2035 (Pre-refunded to 07/01/2020)(Insured by AGC)	1,290,000	1,316,342
Total Pennslyvania (Cost $19,435,537)		19,751,744	1.5%

Puerto Rico
Puerto Rico Highways & Transportation Authority,
5.250%, 07/01/2022 (ETM)(Insured by AGM)	1,150,000	1,264,114
Puerto Rico Public Finance Corp.:
5.125%, 06/01/2024 (Insured by AMBAC)	5,490,000	5,986,790
6.000%, 08/01/2026 (ETM)	4,290,000	5,467,090
6.000%, 08/01/2026 (ETM)(Insured by AGC)	1,025,000	1,306,240
6.000%, 08/01/2026 (ETM)(Insured by AGC)	1,155,000	1,471,909
6.000%, 08/01/2026 (ETM)(Insured by AGC)	1,585,000	2,019,892
6.000%, 08/01/2026 (ETM)(Insured by AGC)	1,020,000	1,299,868
5.500%, 08/01/2027 (ETM)(Insured by AMBAC)	6,500,000	8,275,605
Total Puerto Rico (Cost $26,098,246)		27,091,508	2.0%

Rhode Island
State of Rhode Island,
5.000%, 08/01/2024	5,000,000	5,847,750
Total Rhode Island (Cost $5,529,138)		5,847,750	0.4%

South Carolina
Charleston Educational Excellence Finance Corp.,
5.000%, 12/01/2026 (Callable 12/01/2023)	4,625,000	5,279,669
Piedmont Municipal Power Agency:
6.750%, 01/01/2020 (ETM)	6,450,000	6,450,000
5.375%, 01/01/2025 (ETM)(Insured by NATL)	5,590,000	6,619,063
Total South Carolina (Cost $17,862,339)		18,348,732	1.4%

South Dakota
Harrisburg School District No. 41-2,
2.375%, 08/01/2026 (Insured by ST AID)	415,000	430,936
Sioux Falls School District No. 49-5,
1.375%, 08/01/2021 (Insured by ST AID)	100,000	100,209
South Dakota Housing Development Authority,
3.375%, 05/01/2033 (Callable 05/01/2022)	340,000	347,133
Total South Dakota (Cost $856,605)		878,278	0.1%

Tennessee
City of Murfreesboro TN:
3.000%, 06/01/2030 (Callable 06/01/2023)	3,400,000	3,530,560
3.000%, 06/01/2031 (Callable 06/01/2023)	3,005,000	3,109,334
Nashville & Davidson County Metropolitan Government:
0.000%, 06/01/2021 (ETM)	2,395,000	2,350,285
4.875%, 11/01/2028 (ETM)(Insured by NATL)	1,855,000	2,166,826
Rutherford County Health & Educational Facilities Board,
2.500%, 11/01/2021 (Mandatory Tender Date 11/01/2020) (1)	1,850,000	1,866,964
Tennessee Housing Development Agency:
4.500%, 07/01/2028 (Callable 01/01/2020)	40,000	40,000
3.850%, 01/01/2035 (Callable 01/01/2025)	440,000	465,291
3.900%, 07/01/2042 (Callable 07/01/2027)	790,000	842,148
4.000%, 01/01/2043 (Callable 07/01/2027)	1,195,000	1,290,229
3.650%, 07/01/2047 (Callable 01/01/2027)	1,155,000	1,212,219
4.050%, 01/01/2049 (Callable 01/01/2028)	8,055,000	8,569,876
4.250%, 01/01/2050 (Callable 07/01/2028)	1,685,000	1,858,740
Total Tennessee (Cost $26,945,627)		27,302,472	2.0%

Texas
Amarillo Independent School District,
5.000%, 02/01/2026 (Callable 02/01/2024)(PSF Guaranteed)	1,370,000	1,576,007
Anna Independent School District,
5.000%, 08/15/2035 (Callable 08/15/2026)(PSF Guaranteed)	910,000	1,086,394
Arlington Higher Education Finance Corp.:
4.000%, 08/15/2024 (PSF Guaranteed)	1,025,000	1,139,123
5.000%, 08/15/2024 (PSF Guaranteed)	1,010,000	1,174,701
5.000%, 08/15/2026 (PSF Guaranteed)	500,000	611,340
4.000%, 08/15/2027 (Callable 08/15/2026)(PSF Guaranteed)	875,000	1,013,171
5.000%, 02/15/2028 (Callable 02/15/2025)(PSF Guaranteed)	1,905,000	2,218,982
4.000%, 08/15/2028 (Callable 08/15/2026)(PSF Guaranteed)	850,000	977,355
5.000%, 08/15/2028 (Callable 08/15/2024)(PSF Guaranteed)	555,000	635,081
4.000%, 08/15/2033 (Callable 08/15/2026)(PSF Guaranteed)	450,000	504,621
5.000%, 08/15/2033 (Callable 08/15/2024)(PSF Guaranteed)	1,460,000	1,656,341
4.000%, 12/01/2035 (Callable 06/01/2027)(PSF Guaranteed)	450,000	504,023
Austin Community College District Public Facility Corp.,
5.000%, 08/01/2033 (Callable 08/01/2025)	750,000	876,427
Barbers Hill Independent School District,
4.000%, 02/15/2037 (Callable 08/15/2026)(PSF Guaranteed)	860,000	956,982
Blum Independent School District:
4.000%, 08/15/2028 (Callable 08/15/2026)(PSF Guaranteed)	400,000	457,232
4.000%, 08/15/2029 (Callable 08/15/2026)(PSF Guaranteed)	420,000	477,519
4.000%, 08/15/2032 (Callable 08/15/2026)(PSF Guaranteed)	165,000	186,511
4.000%, 08/15/2033 (Callable 08/15/2026)(PSF Guaranteed)	210,000	236,876
Burleson Independent School District,
5.000%, 08/01/2025 (PSF Guaranteed)	1,260,000	1,510,135
Cibolo Canyons Special Improvement District,
2.500%, 08/15/2030 (Callable 08/15/2026)(Insured by AGM)	1,190,000	1,175,875
City of Austin TX,
5.000%, 11/15/2024 (Callable 11/15/2022)	3,000,000	3,327,300
City of El Paso TX,
5.000%, 08/15/2022	170,000	185,936
City of Fort Worth TX,
4.000%, 02/15/2035 (Callable 02/15/2028)	2,530,000	2,894,826
City of Houston TX:
5.500%, 12/01/2024 (ETM)(Insured by NATL)	1,835,000	2,120,049
0.000%, 12/01/2026 (ETM)(Insured by AGM)	455,000	409,227
5.500%, 12/01/2029 (ETM)(Insured by NATL)	16,050,000	20,730,982
5.750%, 12/01/2032 (ETM)(Insured by AGM)	20,965,000	30,678,923
Clifton Higher Education Finance Corp.:
5.000%, 08/15/2029 (Callable 08/15/2024)(PSF Guaranteed)	215,000	246,523
4.000%, 08/15/2031 (Callable 08/15/2026)(PSF Guaranteed)	120,000	136,150
Conroe Independent School District,
5.000%, 02/15/2023 (Pre-refunded to 02/15/2021)(PSF Guaranteed)	1,745,000	1,820,297
County of Bexar TX:
4.000%, 06/15/2030 (Callable 06/15/2026)	150,000	170,732
4.000%, 06/15/2033 (Callable 06/15/2025)	3,795,000	4,204,670
5.000%, 06/15/2036 (Callable 06/15/2026)	2,120,000	2,533,654
County of Harris TX,
5.000%, 10/01/2026 (Callable 10/01/2025)	4,170,000	5,006,919
County of Montgomery TX,
5.000%, 03/01/2027 (Pre-refunded to 03/01/2022)	665,000	718,739
Crowley Independent School District,
5.000%, 08/01/2036 (Callable 08/01/2025)(PSF Guaranteed)	2,000,000	2,344,140
Dallas Independent School District:
5.000%, 02/15/2036 (Pre-refunded to 02/15/2022)(PSF Guaranteed)	365,000	394,298
5.000%, 02/15/2036 (Mandatory Tender Date 02/15/2022)(PSF Guaranteed) (1)	1,405,000	1,513,115
Decatur Hospital Authority,
5.750%, 09/01/2029 (ETM)	495,000	609,513
DeSoto Independent School District:
5.000%, 08/15/2032 (Callable 08/15/2025)(Insured by BAM)	1,080,000	1,263,557
5.000%, 08/15/2032 (Callable 08/15/2024)(PSF Guaranteed)	1,825,000	2,096,177
Dimmitt Independent School District,
4.000%, 02/15/2029 (Callable 02/15/2024)(PSF Guaranteed)	565,000	618,347
Ennis Independent School District,
5.000%, 08/15/2025 (PSF Guaranteed)	1,145,000	1,375,729
Forney Independent School District,
5.000%, 08/15/2034 (Callable 08/15/2025)(PSF Guaranteed)	525,000	618,565
Fort Bend Independent School District:
5.000%, 08/15/2024 (PSF Guaranteed)	1,655,000	1,940,272
1.950%, 08/01/2049 (Mandatory Tender Date 08/01/2022)(PSF Guaranteed) (1)	1,000,000	1,015,100
Godley Independent School District,
5.000%, 02/15/2023 (PSF Guaranteed)	1,445,000	1,614,094
Harlingen Consolidated Independent School District:
5.000%, 08/15/2024 (PSF Guaranteed)	2,810,000	3,290,229
5.000%, 08/15/2025 (PSF Guaranteed)	1,445,000	1,734,433
Harris County Cultural Education Facilities Finance Corp.,
7.000%, 01/01/2048 (Pre-refunded to 01/01/2023)	3,800,000	4,439,008
Harris County Health Facilities Development Corp.:
5.750%, 07/01/2027 (ETM)	4,700,000	5,756,513
6.250%, 07/01/2027 (ETM)	7,540,000	9,450,938
Harris County Toll Road Authority,
5.000%, 08/15/2028 (Callable 02/15/2028)	680,000	859,214
Hays Consolidated Independent School District,
4.000%, 02/15/2033 (Callable 02/15/2027)(PSF Guaranteed)	880,000	990,898
Honda Auto Receivables Owner Trust,
5.000%, 02/15/2026 (Callable 02/15/2024)(PSF Guaranteed)	1,030,000	1,168,854
Houston Higher Education Finance Corp.,
5.000%, 02/15/2034 (Callable 02/15/2024)(PSF Guaranteed)	1,795,000	2,006,307
Humble Independent School District:
5.000%, 02/15/2021 (PSF Guaranteed)	1,500,000	1,565,070
5.000%, 02/15/2036 (Callable 02/15/2027)(PSF Guaranteed)	1,000,000	1,213,480
Iraan Sheffield Independent School District,
4.000%, 02/15/2027 (Callable 02/15/2026)(PSF Guaranteed)	410,000	469,630
Irving Independent School District,
5.000%, 02/15/2025 (Callable 08/15/2024)(PSF Guaranteed)	1,250,000	1,460,750
Kenedy Independent School District:
4.000%, 08/15/2031 (Callable 08/15/2023)(PSF Guaranteed)	100,000	107,556
4.000%, 08/15/2035 (Callable 08/15/2021)(PSF Guaranteed)	100,000	102,839
4.000%, 08/15/2036 (Callable 08/15/2021)(PSF Guaranteed)	150,000	154,165
4.000%, 08/15/2037 (Callable 08/15/2021)(PSF Guaranteed)	100,000	102,698
4.000%, 08/15/2038 (Callable 08/15/2021)(PSF Guaranteed)	100,000	102,630
Killeen Independent School District,
4.000%, 02/15/2024 (Callable 02/15/2021)(PSF Guaranteed)	1,145,000	1,182,350
Kirbyville Consolidated Independent School District,
4.000%, 02/15/2029 (Callable 02/15/2024)(PSF Guaranteed)	160,000	177,059
Klein Independent School District,
4.000%, 08/01/2031 (Callable 08/01/2025)(PSF Guaranteed)	1,000,000	1,116,290
La Porte Independent School District,
5.000%, 02/15/2025 (PSF Guaranteed)	1,080,000	1,280,016
Leander Independent School District:
0.000%, 08/15/2035 (Pre-refunded to 08/15/2024)(PSF Guaranteed)	250,000	135,345
0.000%, 08/15/2037 (Pre-refunded to 08/15/2024)(PSF Guaranteed)	700,000	353,255
0.000%, 08/15/2040 (Pre-refunded to 08/15/2024)(PSF Guaranteed)	635,000	275,006
0.000%, 08/15/2040 (Callable 08/15/2024)(PSF Guaranteed)	20,000	8,456
0.000%, 08/15/2041 (Pre-refunded to 08/15/2024)(PSF Guaranteed)	8,915,000	3,413,999
0.000%, 08/15/2041 (Pre-refunded to 08/15/2024)(PSF Guaranteed)	115,000	47,391
0.000%, 08/15/2042 (Pre-refunded to 08/15/2024)(PSF Guaranteed)	1,500,000	543,030
0.000%, 08/15/2045 (Pre-refunded to 08/15/2024)(PSF Guaranteed)	2,000,000	607,780
0.000%, 08/15/2047 (Pre-refunded to 08/15/2024)(PSF Guaranteed)	500,000	134,055
0.000%, 08/15/2048 (Pre-refunded to 08/15/2024)(PSF Guaranteed)	625,000	157,581
Lower Colorado River Authority,
4.750%, 01/01/2028 (ETM)(Insured by AGM)	1,930,000	2,203,384
Lubbock Housing Finance Corp.,
8.000%, 10/01/2021 (ETM)	1,980,000	2,212,670
Luling Independent School District:
4.000%, 02/15/2028 (PSF Guaranteed)	190,000	221,914
4.000%, 02/15/2029 (Callable 02/15/2028)(PSF Guaranteed)	90,000	104,229
McKinney Independent School District,
4.000%, 02/15/2034 (Callable 02/15/2026)(PSF Guaranteed)	1,325,000	1,479,601
Melissa Independent School District,
5.000%, 08/01/2036 (Callable 08/01/2026)(PSF Guaranteed)	1,020,000	1,217,523
Mesquite Independent School District:
5.000%, 08/15/2024 (PSF Guaranteed)	1,425,000	1,665,740
5.000%, 08/15/2025 (PSF Guaranteed)	2,615,000	3,137,215
5.000%, 08/15/2025 (PSF Guaranteed)	1,500,000	1,799,550
Millsap Independent School District,
4.000%, 02/15/2026 (Callable 02/15/2024)(PSF Guaranteed)	335,000	369,967
Montgomery County Health Facilities Development Corp.,
0.000%, 07/15/2023 (ETM)	200,000	190,180
Moulton Independent School District:
4.000%, 08/15/2031 (Callable 08/15/2027)(PSF Guaranteed)	235,000	269,465
4.000%, 08/15/2032 (Callable 08/15/2027)(PSF Guaranteed)	200,000	228,672
4.000%, 08/15/2034 (Callable 08/15/2027)(PSF Guaranteed)	225,000	256,079
4.000%, 08/15/2035 (Callable 08/15/2027)(PSF Guaranteed)	545,000	618,700
4.000%, 08/15/2036 (Callable 08/15/2027)(PSF Guaranteed)	285,000	322,498
Navasota Independent School District,
5.000%, 02/15/2048 (Callable 02/15/2025)(PSF Guaranteed)	6,785,000	7,788,841
New Caney Independent School District:
5.000%, 02/15/2023 (PSF Guaranteed)	1,000,000	1,117,350
5.000%, 02/15/2024 (PSF Guaranteed)	1,030,000	1,187,065
5.000%, 02/15/2039 (Callable 08/15/2027)(PSF Guaranteed)	500,000	603,935
Newark Higher Education Finance Corp.:
4.000%, 08/15/2020 (PSF Guaranteed)	355,000	361,241
4.000%, 08/15/2022 (PSF Guaranteed)	215,000	229,416
North East Independent School District,
5.000%, 02/01/2024 (PSF Guaranteed)	2,930,000	3,375,360
North Texas Tollway Authority:
0.000%, 09/01/2037 (Pre-refunded to 09/01/2031)	2,835,000	1,424,446
0.000%, 09/01/2043 (Pre-refunded to 09/01/2031)	6,945,000	2,223,997
0.000%, 09/01/2043 (Pre-refunded to 09/01/2031) (4)	2,735,000	3,443,475
0.000%, 09/01/2045 (Pre-refunded to 09/01/2031) (4)	1,020,000	1,396,492
Northside Independent School District,
5.000%, 08/15/2025 (PSF Guaranteed)	1,000,000	1,199,700
Pasadena Independent School District,
1.500%, 02/15/2044 (Mandatory Tender Date 08/15/2024)(PSF Guaranteed) (1)	1,360,000	1,366,977
Pflugerville Independent School District,
5.000%, 02/15/2025 (Callable 02/15/2024)(PSF Guaranteed)	1,020,000	1,176,478
Port Arthur Independent School District,
4.000%, 02/15/2036 (Callable 08/15/2026)(PSF Guaranteed)	480,000	535,387
Princeton Independent School District,
5.000%, 02/15/2032 (Callable 02/15/2025)(PSF Guaranteed)	560,000	651,342
Prosper Independent School District,
5.000%, 02/15/2031 (Callable 02/15/2028)(PSF Guaranteed)	1,020,000	1,275,796
Rockwall Independent School District,
5.000%, 02/15/2038 (Callable 08/15/2020)(PSF Guaranteed)	745,000	761,442
San Angelo Independent School District,
5.000%, 02/15/2029 (Callable 02/15/2024)(PSF Guaranteed)	1,500,000	1,710,765
San Antonio Housing Trust Finance Corp.,
1.375%, 09/01/2022 (Mandatory Tender Date 09/01/2021) (1)	1,690,000	1,691,487
San Antonio Public Facilities Corp.,
4.000%, 09/15/2034 (Callable 09/15/2022)	1,750,000	1,847,388
San Jacinto College District,
5.000%, 02/15/2026 (Pre-refunded to 02/15/2021)	700,000	729,407
Sherman Independent School District,
5.000%, 02/15/2026 (Callable 02/15/2024)(PSF Guaranteed)	1,775,000	2,037,203
Smithville Independent School District:
4.000%, 08/15/2031 (Callable 08/15/2028)(PSF Guaranteed)	185,000	215,410
4.000%, 08/15/2032 (Callable 08/15/2028)(PSF Guaranteed)	100,000	115,979
4.000%, 08/15/2033 (Callable 08/15/2028)(PSF Guaranteed)	110,000	127,144
Socorro Independent School District,
4.000%, 08/15/2033 (Callable 02/15/2027)(PSF Guaranteed)	900,000	1,018,197
Tarrant County Health Facilities Development Corp.,
6.000%, 09/01/2024 (ETM)	4,575,000	5,158,313
Taylor Independent School District,
4.000%, 02/15/2033 (Callable 02/15/2026)(PSF Guaranteed)	680,000	761,036
Terrell Independent School District,
4.000%, 08/01/2037 (Callable 08/01/2026)(PSF Guaranteed)	510,000	563,071
Texas Department of Housing & Community Affairs:
3.350%, 09/01/2033 (Callable 09/01/2027)(Insured by GNMA)	1,415,000	1,483,288
4.000%, 03/01/2050 (Callable 09/01/2028)(Insured by GNMA)	1,065,000	1,188,316
Texas State Affordable Housing Corp.,
4.250%, 03/01/2049 (Callable 03/01/2029)(Insured by GNMA)	540,000	596,403
Texas State Public Finance Authority Charter School Finance Corp.,
6.200%, 02/15/2040 (Pre-refunded to 02/15/2020)	2,895,000	2,911,502
Texas Water Development Board:
4.000%, 10/15/2033 (Callable 10/15/2027)	600,000	687,708
5.000%, 10/15/2033 (Callable 10/15/2025)	1,250,000	1,477,388
4.000%, 10/15/2034 (Callable 04/15/2028)	2,000,000	2,300,800
4.000%, 10/15/2034 (Callable 10/15/2028)	975,000	1,129,742
Town of Flower Mound TX,
5.000%, 03/01/2033 (Callable 03/01/2024)	250,000	286,867
Travis County Health Facilities Development Corp.,
7.125%, 01/01/2046 (Pre-refunded to 01/01/2021)	15,000	15,882
Tyler Health Facilities Development Corp.,
5.500%, 07/01/2027 (Pre-refunded to 07/01/2021)	600,000	637,176
United Independent School District:
5.000%, 08/15/2033 (Callable 08/15/2028)(PSF Guaranteed)	835,000	1,046,614
5.000%, 08/15/2038 (Callable 08/15/2027)(PSF Guaranteed)	225,000	274,208
Wylie Independent School District,
6.750%, 08/15/2023 (PSF Guaranteed)	1,010,000	1,208,627
Ysleta Independent School District:
5.000%, 08/15/2023 (Callable 08/15/2021)(PSF Guaranteed)	1,020,000	1,083,709
5.000%, 08/15/2025 (Callable 08/15/2024)(PSF Guaranteed)	1,545,000	1,804,019
Total Texas (Cost $225,047,794)		234,493,131	17.5%

Utah
Granite School District Board of Education:
5.000%, 06/01/2022 (Pre-refunded to 06/01/2021)(Insured by SCH BD GTY)	3,900,000	4,115,163
5.000%, 06/01/2023 (Pre-refunded to 06/01/2021)(Insured by SCH BD GTY)	1,750,000	1,846,547
Timpanogos Special Service District,
4.000%, 06/01/2028 (Callable 06/01/2024)	425,000	468,473
Utah Charter School Finance Authority:
5.000%, 04/15/2024 (Insured by UT CSCE)	235,000	267,665
5.000%, 04/15/2037 (Callable 04/15/2026)(Insured by UT CSCE)	500,000	576,315
Utah Housing Corp.,
4.000%, 01/01/2045 (Callable 01/01/2026)(Insured by FHA)	1,560,000	1,665,394
Total Utah (Cost $8,677,885)		8,939,557	0.7%

Vermont
Vermont Housing Finance Agency:
3.600%, 11/01/2036 (Callable 11/01/2025)	1,560,000	1,635,379
4.000%, 05/01/2048 (Callable 11/01/2026)(Insured by GNMA)	1,035,000	1,104,749
4.000%, 11/01/2048 (Callable 05/01/2027)	635,000	684,631
Total Vermont (Cost $3,355,924)		3,424,759	0.2%

Virginia
Danville Industrial Development Authority,
5.250%, 10/01/2028 (ETM)(Insured by AMBAC)	1,305,000	1,468,099
Hampton Redevelopment & Housing Authority,
1.460%, 12/01/2022 (Mandatory Tender Date 12/01/2021) (1)	2,950,000	2,950,442
Virginia Housing Development Authority:
3.700%, 03/01/2023 (Callable 03/01/2021)	75,000	77,052
3.450%, 04/01/2038 (Callable 10/01/2022)	7,000,000	7,214,900
Total Virginia (Cost $11,678,993)		11,710,493	0.9%

Washington
Central Puget Sound Regional Transit Authority,
5.000%, 11/01/2032 (Callable 11/01/2025)	2,725,000	3,246,265
County of King WA,
5.000%, 07/01/2034 (Callable 01/01/2025)	705,000	817,462
Energy Northwest,
5.000%, 07/01/2034 (Callable 07/01/2027)	1,090,000	1,336,198
King County Housing Authority:
4.000%, 11/01/2034 (Callable 11/01/2029)	1,520,000	1,757,637
4.000%, 11/01/2036 (Callable 11/01/2029)	2,740,000	3,145,520
Pierce County School District No. 3,
5.000%, 12/01/2033 (Callable 06/01/2027)(Insured by SCH BD GTY)	2,600,000	3,181,074
Snohomish County Public Utility District No. 1,
6.800%, 01/01/2020 (ETM)(Insured by NATL)	1,060,000	1,060,000
Snohomish County School District No. 201,
4.000%, 12/01/2021 (Callable 12/01/2020)(Insured by SCH BD GTY)	4,500,000	4,619,205
State of Washington:
5.500%, 07/01/2023	5,075,000	5,627,312
5.000%, 07/01/2032 (Callable 01/01/2025)	1,005,000	1,166,383
5.000%, 07/01/2032 (Callable 01/01/2025)	6,005,000	6,969,283
5.000%, 08/01/2034 (Callable 08/01/2023)	2,755,000	3,102,158
5.000%, 08/01/2038 (Callable 08/01/2026)	975,000	1,159,031
Thurston & Pierce Counties Community Schools,
4.250%, 12/01/2021 (Callable 12/01/2020)(Insured by SCH BD GTY)	2,755,000	2,834,702
Washington Health Care Facilities Authority:
6.125%, 11/15/2031 (Pre-refunded to 05/15/2021)	620,000	662,049
6.250%, 11/15/2041 (Pre-refunded to 05/15/2021)	4,875,000	5,213,861
Washington State Housing Finance Commission:
2.550%, 07/01/2022 (Mandatory Tender Date 07/01/2021) (1)	6,250,000	6,325,187
5.000%, 01/01/2023 (ETM)	500,000	527,250
4.000%, 06/01/2049 (Callable 06/01/2028)	625,000	683,819
Total Washington (Cost $52,022,425)		53,434,396	4.0%
Wisconsin
Baraboo School District,
4.000%, 04/01/2028 (Callable 04/01/2026)(Insured by BAM)	550,000	626,461
City of Milwaukee WI,
3.000%, 06/01/2033 (Callable 06/01/2026)	2,500,000	2,568,525
City of Oshkosh WI,
4.000%, 05/01/2029 (Callable 05/01/2023)	1,280,000	1,368,205
Mill City Mortgage Trust,
3.000%, 09/01/2023 (Pre-refunded to 09/01/2021)	310,000	319,148
Public Finance Authority,
5.000%, 03/01/2025	535,000	632,787
Southeast Wisconsin Professional Baseball Park District:
5.500%, 12/15/2026 (Insured by NATL)	815,000	1,006,403
0.000%, 12/15/2027 (ETM)(Insured by NATL)	215,000	187,632
0.000%, 12/15/2028 (ETM)(Insured by NATL)	40,000	34,073
0.000%, 12/15/2029 (ETM)(Insured by NATL)	235,000	195,271
State of Wisconsin:
5.000%, 05/01/2024 (Callable 05/01/2023)	2,150,000	2,418,707
4.000%, 05/01/2031 (Callable 05/01/2022)	245,000	258,786
5.000%, 05/01/2032 (Pre-refunded to 05/01/2023)	5,000,000	5,633,650
State of Wisconsin Clean Water Fund Leveraged Loan Portfolio:
5.000%, 06/01/2028 (Pre-refunded to 06/01/2024)	5,305,000	6,168,548
5.000%, 06/01/2030 (Pre-refunded to 06/01/2024)	10,500,000	12,209,190
5.000%, 06/01/2031 (Pre-refunded to 06/01/2024)	7,975,000	9,273,170
University of Wisconsin Hospitals & Clinics,
5.000%, 04/01/2038 (Callable 04/01/2023)	2,295,000	2,513,300
Village of Mount Pleasant WI:
5.000%, 04/01/2036 (Callable 04/01/2028)	275,000	331,931
4.000%, 04/01/2037 (Callable 04/01/2028)	2,400,000	2,693,592
Wisconsin Center District:
4.000%, 12/15/2029 (Callable 06/15/2026)	1,480,000	1,674,605
5.000%, 12/15/2030 (Callable 06/15/2026)	775,000	926,769
Wisconsin Health & Educational Facilities Authority:
5.000%, 02/15/2028 (Pre-refunded to 08/15/2025)	20,000	23,924
4.000%, 02/15/2033 (Pre-refunded to 08/15/2025)	100,000	114,228
4.000%, 02/15/2038 (Pre-refunded to 08/15/2025)	250,000	285,570
5.000%, 07/01/2042 (Callable 07/01/2027)	2,000,000	2,323,000
Wisconsin Housing & Economic Development Authority:
3.500%, 09/01/2046 (Callable 09/01/2025)(Insured by FNMA)	1,350,000	1,421,010
4.000%, 03/01/2048 (Callable 03/01/2027)(Insured by FNMA)	1,575,000	1,680,415
4.250%, 03/01/2049 (Callable 09/01/2028)	2,205,000	2,431,938
Total Wisconsin (Cost $57,405,194)		59,320,838	4.4%

Wyoming
Wyoming Community Development Authority:
4.000%, 12/01/2043 (Callable 06/01/2027)	645,000	683,939
4.000%, 12/01/2048 (Callable 06/01/2028)	3,105,000	3,386,468
Total Wyoming (Cost $3,973,989)		4,070,407	0.3%
Total Municipal Bonds (Cost $1,278,352,474)		1,326,608,495	98.8%
Total Long-Term Investments (Cost $1,278,352,474)		1,326,608,495	98.8%

SHORT-TERM INVESTMENT	Shares
Money Market Mutual Fund
Federated Institutional Tax-Free Cash Trust, Premier Shares, 1.47% (3)	101,460	101,460
Total Short-Term Investment (Cost $101,460)		101,460	0.0%
Total Investments (Cost $1,278,453,934)		1,326,709,955	98.8%
Other Assets in Excess of Liabilities		15,707,626	1.2%
TOTAL NET ASSETS		$1,342,417,581	100.0%

Notes to Schedule of Investments
AGC	Assured Guaranty Corp.
AGM	Assured Guaranty Municipal
AMBAC	Ambac Assurance Corp.
BAM	Build America Mutual Assurance Co.
BHAC	Berkshire Hathaway Assurance Corp.
FHA	Federal Housing Administration
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
HUD	US Department of Housing and Development
NATL	National Public Finance Guarantee Corp.
Q-SBLF	Qualified School Building Loan Fund
SCH BD GTY	School Board Guaranty
SD CRED PROG	State Credit Enhancement Program
ST AID	State Aid Intercept/Withholding
UT CSCE	Utah Charter School Finance Authority

ETM	Escrowed to Maturity
LIBOR	London Inter-bank Offered Rate
PSF	Permanent School Fund
SIFMA	Securities Industry and Financial Markets Association
(1)	Variable rate security. The rate reported is the rate in effect as of December 31, 2019.
(2)	Variable rate security based on a reference index and spread. The rate reported is the rate in effect as of December 31, 2019.
(3)	7-Day Yield.
(4)	Step-up bond; the interest rate shown is the rate in effect as of December 31, 2019.

Baird Quality Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2019
Summary of Fair Value Exposure at December 31, 2019

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy is organized into three levels based upon the assumptions (referred to as "inputs") used in pricing the asset or liability.  These standards state that "observable inputs" reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and "unobservable inputs" reflect an entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 - Unadjusted quoted prices in active markets for identical unrestricted securities.
Level 2 - Other significant observable inputs (including quoted prices for similar securities, quoted prices in inactive markets, dealer indications, interest rates, yield curves, prepayment speeds, credit risk, default rates, inputs corroborated by observable market data, etc.).
Level 3 - Significant unobservable inputs (including the Fund's own assumptions about the factors that market participants would use in valuing the security) based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2019:

	Level 1	Level 2	Level 3	Total
Long-Term Investments
Municipal Bonds	$–	$1,326,608,495	$–	$1,326,608,495
Total Long-Term Investments	–	1,326,608,495	–	1,326,608,495
Short-Term Investment
	101,460	–	–	101,460
Total Short-Term Investment	101,460	–	–	101,460
Total Investments	$101,460	$1,326,608,495	$–	$1,326,709,955

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy. There were no transfers into or out of Level 3 during the reporting period, as compared to the security classifications from the prior year's annual report. See the Fund’s Valuation Policy in Note 2a to the financial statements.

Baird Core Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2019
	Principal		% of
	Amount	Value	Net Assets
LONG-TERM INVESTMENTS

Municipal Bonds
Alabama
Alabama Community College System,
5.000%, 10/01/2028 (Callable 10/01/2026)(Insured by AGM)	$310,000	$375,519
Black Belt Energy Gas District:
4.000%, 07/01/2046 (Callable 03/01/2021)(Mandatory Tender Date 06/01/2021) (1)	130,000	134,616
4.000%, 08/01/2047 (Callable 04/01/2022)(Mandatory Tender Date 07/01/2022) (1)	1,005,000	1,065,853
Chilton County Health Care Authority,
4.000%, 11/01/2020	780,000	793,892
City of Birmingham AL:
5.000%, 03/01/2037 (Callable 03/01/2023) (5)	30,000	33,057
5.000%, 03/01/2040 (Callable 09/01/2025) (5)	185,000	214,844
5.000%, 03/01/2043 (Callable 03/01/2023) (5)	1,935,000	2,125,868
5.000%, 03/01/2045 (Callable 09/01/2025) (5)	1,175,000	1,357,736
City of Pell City AL Special Care Facilities Financing Authority,
5.000%, 12/01/2031 (Callable 12/01/2021)	1,000,000	1,063,100
City of Troy AL,
5.000%, 07/01/2031 (Callable 07/01/2025)(Insured by BAM)	555,000	638,233
County of Jefferson AL:
0.000%, 10/01/2025 (Callable 10/01/2023)(Insured by AGM)	1,000,000	871,850
5.000%, 09/15/2029 (Callable 03/15/2027)	570,000	691,296
0.000%, 10/01/2033 (Callable 10/01/2023)(Insured by AGM)	110,000	55,464
0.000%, 10/01/2034 (Callable 10/01/2023)(Insured by AGM)	480,000	223,863
Homewood Educational Building Authority:
4.000%, 12/01/2033 (Callable 12/01/2029)	785,000	881,273
4.000%, 12/01/2034 (Callable 12/01/2029)	255,000	285,462
4.000%, 12/01/2035 (Callable 12/01/2029)	265,000	295,676
Jasper Water Works & Sewer Board, Inc.,
5.000%, 06/01/2024 (Callable 06/01/2021)	200,000	209,646
Lauderdale County Agriculture Center Authority,
4.000%, 07/01/2034 (Callable 07/01/2024)	1,235,000	1,335,208
UAB Medicine Finance Authority,
4.000%, 09/01/2038 (Callable 09/01/2029)	500,000	564,315
Total Alabama (Cost $12,841,790)		13,216,771	2.4%

Alaska
Alaska Housing Finance Corp.,
5.000%, 12/01/2029 (Callable 06/01/2024)	225,000	256,255
Alaska Industrial Development & Export Authority:
3.500%, 12/01/2020 (Callable 01/31/2020)	1,250,000	1,251,500
4.000%, 10/01/2034 (Callable 10/01/2029)	1,585,000	1,765,151
Alaska Municipal Bond Bank Authority,
5.000%, 08/01/2027 (Callable 08/01/2023)	500,000	560,215
City of Valdez AK,
5.000%, 01/01/2021	435,000	450,499
Total Alaska (Cost $4,204,751)		4,283,620	0.8%

Arizona
Arizona Health Facilities Authority,
5.250%, 03/01/2039 (Callable 03/01/2021)	170,000	177,126
Arizona Industrial Development Authority:
3.375%, 07/01/2021	365,000	370,894
2.500%, 05/01/2022 (Insured by AGM)	6,937,254	6,979,710
4.000%, 07/01/2023 (Insured by SD CRED PROG)	115,000	122,743
4.000%, 07/01/2023 (Insured by SD CRED PROG)	100,000	106,733
4.000%, 07/01/2024 (Insured by SD CRED PROG)	200,000	216,378
4.000%, 07/01/2025 (Insured by SD CRED PROG)	100,000	109,627
4.000%, 07/01/2026 (Insured by SD CRED PROG)	100,000	110,719
5.000%, 05/01/2028	270,000	319,483
4.625%, 08/01/2028	1,160,000	1,242,627
Arizona State University,
5.000%, 07/01/2029 (Callable 07/01/2024)	150,000	173,115
City of El Mirage AZ,
5.000%, 07/01/2026 (Callable 07/01/2020)	400,000	407,252
City of Tucson AZ,
5.000%, 07/01/2032 (Callable 07/01/2025)	500,000	587,970
Kyrene Elementary School District No. 28,
4.000%, 07/01/2033 (Callable 07/01/2025)	1,500,000	1,661,430
Maricopa County Industrial Development Authority,
2.625%, 07/01/2021	115,000	114,775
Town of Marana AZ:
4.000%, 07/01/2036 (Callable 07/01/2027)	350,000	392,399
4.000%, 07/01/2037 (Callable 07/01/2027)	500,000	558,860
Total Arizona (Cost $13,371,998)		13,651,841	2.5%

Arkansas
Arkansas Technical University,
4.000%, 06/01/2028 (Callable 06/01/2023)	1,025,000	1,107,061
City of Conway AR,
5.000%, 10/01/2035 (Callable 04/01/2024)	185,000	210,981
City of Fayetteville AR:
1.750%, 11/01/2032 (Callable 11/01/2026)	1,500,000	1,504,455
3.050%, 01/01/2047 (Callable 01/01/2027)	985,000	1,011,989
City of Heber Springs AR,
3.000%, 11/01/2034 (Callable 11/01/2024)(Insured by BAM)	685,000	697,330
City of Hot Springs AR,
4.000%, 12/01/2030 (Callable 12/01/2023)(Insured by BAM)	540,000	587,218
City of Little Rock AR:
2.375%, 04/01/2028 (Callable 10/01/2022)	1,320,000	1,344,565
4.000%, 10/01/2031 (Callable 10/01/2025)	105,000	116,607
4.000%, 10/01/2033 (Callable 10/01/2025)	210,000	232,033
2.000%, 03/01/2038 (Callable 03/01/2021)	55,000	55,207
City of Lonoke AR:
5.000%, 06/01/2025	210,000	247,955
4.000%, 06/01/2028 (Callable 06/01/2025)	50,000	55,730
City of Magnolia AR,
3.200%, 08/01/2033 (Callable 08/01/2024)(Insured by BAM)	1,085,000	1,123,062
City of Marion AR,
2.900%, 09/01/2047 (Callable 09/01/2027)	305,000	310,386
City of Maumelle AR:
4.000%, 08/01/2026 (Callable 08/01/2025)	25,000	28,240
4.000%, 08/01/2028 (Callable 08/01/2025)	290,000	325,000
4.000%, 08/01/2029 (Callable 08/01/2025)	700,000	783,251
4.000%, 08/01/2030 (Callable 08/01/2025)	325,000	361,943
City of North Little Rock AR:
4.000%, 11/01/2028 (Callable 05/01/2027)	645,000	737,300
4.000%, 11/01/2030 (Callable 05/01/2027)	650,000	735,618
City of Pine Bluff AR,
3.000%, 02/01/2047 (Callable 08/01/2027)(Insured by BAM)	880,000	921,263
City of Rogers AR,
3.250%, 11/01/2043 (Callable 11/01/2026)	1,785,000	1,870,823
City of Russellville AR,
4.000%, 07/01/2028 (Callable 07/01/2025)(Insured by AGM)	325,000	363,051
City of Sherwood AR,
3.050%, 12/01/2043 (Callable 12/01/2026)	595,000	619,246
City of Springdale AR,
3.000%, 04/01/2043 (Callable 04/01/2024)(Insured by BAM)	1,200,000	1,224,912
Conway Health Facilities Board,
5.000%, 08/01/2029 (Callable 08/01/2026)	360,000	418,957
National Park College District,
3.000%, 05/01/2025 (Callable 11/01/2024)	235,000	247,157
Southern Arkansas University:
4.000%, 03/01/2025 (Insured by AGM)	415,000	462,750
4.000%, 03/01/2026 (Callable 03/01/2025)(Insured by AGM)	520,000	578,437
4.000%, 03/01/2026 (Callable 03/01/2025)(Insured by AGM)	270,000	300,343
4.000%, 03/01/2027 (Callable 03/01/2025)(Insured by AGM)	545,000	604,547
4.000%, 03/01/2027 (Callable 03/01/2025)(Insured by AGM)	275,000	305,046
4.000%, 03/01/2028 (Callable 03/01/2025)(Insured by AGM)	165,000	182,195
4.000%, 03/01/2028 (Callable 03/01/2025)(Insured by AGM)	100,000	110,421
University of Central Arkansas:
4.000%, 11/01/2027 (Callable 11/01/2025)(Insured by BAM)	340,000	382,017
4.000%, 11/01/2028 (Callable 11/01/2025)(Insured by BAM)	250,000	279,288
4.000%, 11/01/2031 (Callable 11/01/2025)(Insured by BAM)	885,000	974,261
Total Arkansas (Cost $20,809,658)		21,420,645	4.0%

California
Acalanes Union High School District:
0.000%, 08/01/2028 (5)	50,000	50,882
0.000%, 08/01/2032 (5)	340,000	385,240
0.000%, 08/01/2035 (Callable 08/01/2029) (5)	150,000	162,029
0.000%, 08/01/2039 (Callable 08/01/2029) (5)	125,000	133,221
Bay Area Toll Authority:
2.420%, 04/01/2045 (SIFMA Municipal Swap Index + 1.100%) (Callable 10/01/2023)(Mandatory Tender Date 04/01/2024) (2)	650,000	666,978
5.000%, 04/01/2054 (Pre-refunded to 04/01/2024)	640,000	748,147
5.000%, 10/01/2054 (Pre-refunded to 10/01/2024)	470,000	558,576
Beaumont Unified School District,
0.000%, 08/01/2041 (Pre-refunded to 08/01/2026)(Insured by AGM) (5)	90,000	112,283
Burbank Unified School District,
0.000%, 02/01/2038 (Callable 08/01/2028) (5)	200,000	201,916
California Health Facilities Financing Authority:
5.000%, 04/01/2020	300,000	302,589
5.250%, 03/01/2041 (Callable 03/01/2021)	135,000	140,547
California Infrastructure & Economic Development Bank:
5.000%, 10/01/2031 (Pre-refunded to 10/01/2021)	935,000	999,674
5.250%, 10/01/2034 (Pre-refunded to 10/01/2021)	110,000	118,083
California Municipal Finance Authority:
5.000%, 08/01/2023	400,000	436,020
5.000%, 08/01/2024	400,000	444,276
5.000%, 10/01/2026	300,000	362,694
5.000%, 08/01/2034 (Callable 08/01/2029)	825,000	957,726
California Public Finance Authority:
5.000%, 10/15/2020	180,000	184,171
5.000%, 10/15/2021	200,000	210,450
California Statewide Communities Development Authority,
4.250%, 04/01/2028 (Insured by NATL) (1)	700,000	700,000
Calipatria California Unified School District,
0.000%, 08/01/2026	100,000	85,675
Campbell Union School District,
0.000%, 08/01/2035 (Callable 08/01/2026) (5)	370,000	422,588
Carlsbad Unified School District,
0.000%, 08/01/2031 (5)	105,000	133,068
Chawanakee Unified School District:
4.000%, 08/01/2026 (Insured by BAM) (5)	110,000	124,259
4.000%, 08/01/2027 (Callable 08/01/2026)(Insured by BAM) (5)	100,000	112,778
4.000%, 08/01/2028 (Callable 08/01/2026)(Insured by BAM) (5)	75,000	84,048
4.000%, 08/01/2029 (Callable 08/01/2026)(Insured by BAM) (5)	80,000	89,332
City of Redding CA,
2.502%, 07/01/2022 (ETM)(Insured by NATL) (1)	85,000	85,000
Colton Joint Unified School District,
0.000%, 08/01/2035 (Callable 08/01/2026)(Insured by AGM) (5)	300,000	345,111
Corona-Norca Unified School District,
6.800%, 08/01/2039 (Pre-refunded to 08/01/2027)(Insured by AGM) (5)	940,000	1,318,538
Denair Unified School District,
0.000%, 08/01/2031 (Insured by AGM) (5)	130,000	161,971
Desert Hot Springs Redevelopment Agency Successor Agency,
5.000%, 09/01/2029 (Callable 09/01/2027)(Insured by BAM)	300,000	371,352
East Bay Municipal Utility District,
5.000%, 06/01/2033 (Callable 06/01/2024)	475,000	553,883
El Rancho Unified School District,
0.000%, 08/01/2034 (Callable 08/01/2028)(Insured by AGM) (5)	475,000	537,814
Emery Unified School District,
0.000%, 08/01/2042 (Pre-refunded to 08/01/2023)	880,000	305,677
Encinitas Union School District,
0.000%, 08/01/2031 (5)	105,000	128,465
Enterprise Elementary School District,
0.000%, 08/01/2035 (Callable 08/01/2031) (5)	155,000	197,574
Escondido Union High School District,
0.000%, 08/01/2034 (Insured by AGC) (5)	165,000	256,148
Fresno Joint Powers Financing Authority,
5.000%, 04/01/2027 (Insured by AGM)	305,000	376,827
Golden State Tobacco Securitization Corp.,
5.000%, 06/01/2022	365,000	394,912
Imperial Community College District,
0.000%, 08/01/2040 (Pre-refunded to 08/01/2030)(Insured by AGM) (5)	140,000	201,846
Lake Elsinore Redevelopment Agency Successor Agency,
5.000%, 09/01/2027 (Callable 09/01/2025)(Insured by BAM)	275,000	328,894
Lemoore Union High School District,
0.000%, 01/01/2021 (Insured by AMBAC)	100,000	98,505
Long Beach Bond Finance Authority:
5.250%, 11/15/2023	90,000	102,500
5.000%, 11/15/2029	50,000	62,742
Los Alamitos Unified School District:
0.000%, 08/01/2041 (Callable 08/01/2031) (5)	500,000	495,265
0.000%, 08/01/2043 (Callable 08/01/2031) (5)	630,000	623,990
Mount Diablo Unified School District,
0.000%, 08/01/2035 (Callable 08/01/2025)(Insured by AGM) (5)	175,000	184,711
Norwalk-La Mirada Unified School District,
0.000%, 08/01/2029 (Insured by AGC) (5)	210,000	247,122
Oak Park Unified School District:
0.000%, 08/01/2031 (5)	110,000	141,985
0.000%, 08/01/2038 (Callable 08/01/2031)(Insured by AGM) (5)	110,000	148,444
Pajaro Valley Unified School District:
5.000%, 08/01/2032 (Callable 01/21/2020)(Insured by BAM)	300,000	300,528
5.000%, 08/01/2033 (Callable 01/21/2020)(Insured by BAM)	300,000	300,522
5.000%, 08/01/2034 (Callable 01/21/2020)(Insured by BAM)	640,000	641,107
Palomar Community College District,
0.000%, 08/01/2039 (Callable 08/01/2035) (5)	125,000	147,872
Redondo Beach Unified School District,
6.375%, 08/01/2034 (Callable 08/01/2026) (5)	590,000	770,304
Reef-Sunset Unified School District,
0.000%, 08/01/2033 (Callable 08/01/2026)(Insured by BAM) (5)	200,000	211,454
Richmond Joint Powers Financing Authority,
5.500%, 11/01/2029 (Callable 11/01/2025)	300,000	362,058
Rio Hondo Community College District:
0.000%, 08/01/2042 (Callable 08/01/2034) (5)	145,000	176,052
0.000%, 08/01/2042 (Callable 08/01/2034) (5)	285,000	351,063
Sacramento City Unified School District:
5.000%, 07/01/2025 (Callable 07/01/2024)	505,000	575,316
5.000%, 07/01/2031 (Callable 07/01/2022)(Insured by AGM)	500,000	542,355
San Diego Unified School District,
4.000%, 07/01/2032 (Callable 07/01/2026)	300,000	343,878
San Leandro Unified School District,
0.000%, 08/01/2039 (Callable 08/01/2028)(Insured by AGC) (5)	1,565,000	1,466,374
San Mateo Foster City School District,
0.000%, 08/01/2026 (5)	75,000	79,141
Santa Barbara Unified School District,
0.000%, 08/01/2036 (Callable 08/01/2033) (5)	375,000	488,861
Santa Paula Union High School District,
0.000%, 08/01/2037 (Callable 08/01/2027) (5)	80,000	84,054
Savanna School District,
0.000%, 08/01/2047 (Callable 08/01/2029)(Insured by AGM) (5)	680,000	685,678
School District of Belmont-Redwood Shores CA,
0.000%, 08/01/2031 (Callable 08/01/2026) (5)	100,000	115,432
Silicon Valley Clean Water,
5.000%, 02/01/2039 (Callable 02/01/2024)	640,000	725,894
Solano County Community College District:
0.000%, 08/01/2027 (Callable 08/01/2025) (5)	215,000	218,855
0.000%, 08/01/2028 (Callable 08/01/2025) (5)	80,000	81,041
0.000%, 08/01/2030 (Callable 08/01/2025) (5)	100,000	100,229
0.000%, 08/01/2041 (Callable 08/01/2028) (5)	325,000	340,977
State of California,
5.000%, 08/01/2031 (Callable 02/01/2025)	450,000	530,365
Summerville Union High School District,
0.000%, 08/01/2027 (Callable 08/01/2025)(Insured by BAM) (5)	25,000	25,235
Temecula Valley Unified School District,
4.500%, 08/01/2035 (Callable 08/01/2024)(Insured by BAM) (5)	200,000	221,122
West Hills Community College District,
0.000%, 08/01/2035 (Callable 08/01/2027)(Insured by AGM) (5)	50,000	53,414
Westside Union School District,
0.000%, 08/01/2028	160,000	135,453
Wiseburn School District,
0.000%, 08/01/2036 (Callable 08/01/2031)(Insured by AGM) (5)	50,000	52,106
Total California (Cost $25,190,914)		26,723,266	4.9%

Colorado
Board of Governors of Colorado State University System,
5.000%, 03/01/2032 (Callable 03/01/2027)	125,000	151,170
Boulder Valley School District No. Re-2,
5.000%, 12/01/2038 (Callable 06/01/2025)(Insured by ST AID)	2,000,000	2,345,220
Bromley Park Metropolitan District No. 2,
5.000%, 12/01/2023 (Insured by BAM)	225,000	254,644
Canterberry Crossing Metropolitan District II:
5.000%, 12/01/2030 (Callable 12/01/2028)(Insured by AGM)	235,000	294,011
5.000%, 12/01/2031 (Callable 12/01/2028)(Insured by AGM)	250,000	311,807
5.000%, 12/01/2032 (Callable 12/01/2028)(Insured by AGM)	530,000	658,817
City & County of Denver CO:
0.000%, 08/01/2030 (Callable 08/01/2026)	500,000	379,490
0.000%, 08/01/2031 (Callable 08/01/2026)	150,000	108,417
0.000%, 08/01/2032 (Callable 08/01/2026)	335,000	231,381
City of Commerce City CO:
5.000%, 12/15/2028 (Callable 12/15/2027)(Insured by AGM)	100,000	124,212
5.000%, 12/15/2029 (Callable 12/15/2027)(Insured by AGM)	310,000	383,191
5.000%, 12/15/2030 (Callable 12/15/2027)(Insured by AGM)	500,000	614,970
City of Fort Lupton CO:
5.000%, 12/01/2027 (Insured by AGM)	75,000	94,164
5.000%, 12/01/2028 (Callable 12/01/2027)(Insured by AGM)	210,000	262,422
5.000%, 12/01/2029 (Callable 12/01/2027)(Insured by AGM)	250,000	310,898
5.000%, 12/01/2030 (Callable 12/01/2027)(Insured by AGM)	350,000	433,097
City of Sheridan CO,
5.000%, 12/01/2042 (Callable 12/01/2025)	1,130,000	1,321,919
Colorado Educational & Cultural Facilities Authority:
5.000%, 10/01/2020	400,000	409,712
4.000%, 11/15/2021	475,000	493,112
4.000%, 11/15/2022	445,000	470,797
4.000%, 12/15/2025	1,340,000	1,426,939
4.000%, 04/01/2028	540,000	604,217
5.000%, 06/01/2029 (Callable 06/01/2024)	120,000	134,691
5.000%, 08/15/2030 (Callable 08/15/2024)	500,000	566,090
5.000%, 06/01/2031 (Callable 06/01/2024)	40,000	44,732
5.000%, 08/15/2034 (Callable 08/15/2024)	1,000,000	1,123,520
Colorado Health Facilities Authority:
5.000%, 12/01/2023	70,000	79,052
5.000%, 02/01/2025 (Pre-refunded to 02/01/2021)	100,000	104,111
5.000%, 06/01/2027 (ETM)	750,000	943,035
4.000%, 07/01/2039 (Pre-refunded to 11/09/2022)	20,000	21,564
5.250%, 01/01/2040 (Pre-refunded to 01/01/2023)	200,000	223,754
5.000%, 08/01/2049 (Callable 02/01/2026)(Mandatory Tender Date 08/01/2026) (1)	3,130,000	3,692,899
Colorado Housing & Finance Authority:
4.000%, 05/01/2048 (Callable 11/01/2026)(Insured by GNMA)	395,000	423,977
4.250%, 11/01/2049 (Callable 11/01/2028)(Insured by GNMA)	2,480,000	2,747,791
Colorado School of Mines,
5.000%, 12/01/2029 (Callable 12/01/2027)(Insured by ST AID)	125,000	154,927
County of Moffat CO,
2.000%, 03/01/2036 (Mandatory Tender Date 10/03/2022) (1)	50,000	50,238
Denver City & County School District No. 1:
5.000%, 12/01/2030 (Callable 03/01/2021)	395,000	411,827
5.000%, 12/01/2031 (Callable 03/01/2021)	595,000	620,204
Denver Health & Hospital Authority:
5.000%, 12/01/2025	400,000	472,240
5.000%, 12/01/2027	340,000	416,942
E-470 Public Highway Authority,
2.243%, 09/01/2039 (1 Month LIBOR USD + 1.050%) (Callable 03/01/2021)(Mandatory Tender Date 09/01/2021) (2)	500,000	504,185
El Paso County School District No. 3,
5.000%, 12/01/2030 (Callable 12/01/2022)(Insured by ST AID)	250,000	276,172
Glen Metropolitan District No. 1,
2.500%, 12/01/2025 (Insured by BAM)	110,000	113,252
Grand River Hospital District:
5.250%, 12/01/2030 (Callable 12/01/2028)(Insured by AGM)	350,000	441,753
5.250%, 12/01/2031 (Callable 12/01/2028)(Insured by AGM)	1,190,000	1,497,329
Regional Transportation District,
5.000%, 11/01/2033 (Callable 11/01/2027)	500,000	618,115
Southlands Metropolitan District No. 1,
3.000%, 12/01/2022	183,000	185,399
State of Colorado,
4.000%, 03/15/2030 (Pre-refunded to 03/15/2022)	190,000	201,941
Sterling Hills West Metropolitan District,
5.000%, 12/01/2027	230,000	274,227
Vauxmont Metropolitan District:
5.000%, 12/15/2028 (Callable 12/15/2024)(Insured by AGM)	125,000	144,114
5.000%, 12/15/2029 (Callable 12/15/2024)(Insured by AGM)	125,000	143,654
5.000%, 12/15/2030 (Callable 12/15/2024)(Insured by AGM)	125,000	143,182
5.000%, 12/15/2031 (Callable 12/15/2024)(Insured by AGM)	135,000	154,360
Vista Ridge Metropolitan District:
5.000%, 12/01/2025 (Insured by BAM)	600,000	704,310
5.000%, 12/01/2026 (Insured by BAM)	460,000	551,025
Total Colorado (Cost $28,536,321)		29,869,219	5.5%

Connecticut
City of Hartford CT,
5.000%, 04/01/2027 (Callable 04/01/2023)(Insured by BAM)	550,000	607,035
Connecticut Housing Finance Authority:
4.000%, 11/15/2047 (Callable 11/15/2026)	185,000	197,759
4.000%, 05/15/2049 (Callable 11/15/2028)	1,500,000	1,668,765
Connecticut State Health & Educational Facilities Authority:
5.000%, 11/01/2026 (Callable 11/01/2022)	135,000	148,696
5.000%, 07/01/2030 (Callable 07/01/2020)	50,000	50,827
5.000%, 07/01/2034 (Callable 07/01/2022)	40,000	42,843
State of Connecticut:
5.000%, 04/15/2024	175,000	201,677
5.000%, 09/01/2027 (Callable 09/01/2026)	1,000,000	1,214,130
5.000%, 10/01/2027 (Callable 10/01/2023)	685,000	773,742
5.000%, 07/15/2030 (Callable 07/15/2023)	225,000	250,173
5.000%, 10/15/2032 (Callable 10/15/2022)	960,000	1,042,963
5.000%, 09/01/2033 (Callable 09/01/2026)	300,000	356,451
University of Connecticut:
5.000%, 01/15/2031 (Callable 01/15/2027)(Insured by AGM)	1,000,000	1,201,140
5.000%, 02/15/2031 (Callable 02/15/2021)	100,000	103,486
Total Connecticut (Cost $7,493,879)		7,859,687	1.5%

District of Columbia
District of Columbia,
5.000%, 06/01/2035 (Callable 06/01/2024)	2,000,000	2,300,460
District of Columbia Housing Finance Agency:
2.000%, 09/01/2021 (Mandatory Tender Date 09/01/2020) (1)	825,000	828,399
3.500%, 06/15/2023	300,000	310,275
District of Columbia Water & Sewer Authority,
5.000%, 10/01/2037 (Callable 04/01/2026)	275,000	325,924
Metropolitan Washington Airports Authority:
0.000%, 10/01/2029 (Insured by AGC)	110,000	86,062
5.000%, 10/01/2033 (Callable 10/01/2025)	250,000	295,205
6.500%, 10/01/2041 (Callable 10/01/2026)(Insured by AGC) (5)	305,000	392,718
6.500%, 10/01/2044 (Callable 10/01/2028) (5)	665,000	886,332
6.500%, 10/01/2044 (Callable 10/01/2028)(Insured by AGM) (5)	875,000	1,162,954
Total District of Columbia (Cost $6,208,153)		6,588,329	1.2%

Florida
Capital Trust Agency, Inc.,
5.000%, 12/15/2029 (Callable 06/15/2026)	400,000	447,604
City of Fort Myers FL:
5.000%, 12/01/2029 (Callable 12/01/2025)	475,000	565,549
4.000%, 12/01/2037 (Callable 12/01/2025)	1,000,000	1,087,360
4.000%, 12/01/2038 (Callable 12/01/2025)	500,000	542,630
City of Jacksonville FL:
1.300%, 08/01/2036 (Callable 01/02/2020)(Optional Put Date 01/07/2020) (1)	1,750,000	1,750,000
1.300%, 08/01/2036 (Callable 01/02/2020)(Optional Put Date 01/07/2020) (1)	975,000	975,000
City of Orlando FL:
5.000%, 10/01/2027 (Pre-refunded to 10/01/2020)	100,000	102,889
5.000%, 11/01/2034 (Callable 11/01/2027)(Insured by AGM)	775,000	938,905
City of Tallahassee FL:
5.000%, 12/01/2029 (Callable 12/01/2025)	560,000	655,038
5.000%, 10/01/2033 (Callable 10/01/2025)	1,250,000	1,473,775
5.000%, 10/01/2034 (Callable 10/01/2024)	500,000	577,920
County of Miami-Dade FL:
5.000%, 04/01/2027 (Callable 04/01/2026)	120,000	145,420
5.000%, 10/01/2032 (Callable 10/01/2026)	35,000	42,058
6.875%, 10/01/2034 (Callable 10/01/2029)(Insured by AGC) (5)	215,000	306,962
7.000%, 10/01/2039 (Callable 10/01/2029)(Insured by AGC) (5)	270,000	383,367
Florida Department of Management Services,
5.000%, 11/01/2029	2,000,000	2,624,500
Florida Higher Educational Facilities Financial Authority,
5.000%, 10/01/2023	500,000	558,005
Florida Housing Finance Corp.:
4.200%, 01/01/2045 (Callable 01/01/2028)(Insured by GNMA)	2,000,000	2,158,460
4.350%, 01/01/2046 (Callable 01/01/2024)	435,000	454,579
3.800%, 07/01/2047 (Callable 01/01/2027)(Insured by GNMA)	1,760,000	1,856,959
4.000%, 07/01/2047 (Callable 07/01/2025)(Insured by GNMA)	260,000	275,301
4.000%, 07/01/2049 (Callable 07/01/2027)(Insured by GNMA)	200,000	216,028
Florida Municipal Loan Council,
5.000%, 10/01/2026	90,000	110,092
Florida Municipal Power Agency,
4.000%, 10/01/2030 (Callable 10/01/2027)	500,000	576,515
Highlands County Health Facilities Authority,
1.250%, 11/15/2037 (Callable 01/01/2020)(Optional Put Date 01/07/2020) (1)	1,000,000	1,000,000
Hillsborough County Aviation Authority,
5.000%, 10/01/2035 (Callable 10/01/2024)	500,000	574,945
JEA Water & Sewer System Revenue:
5.000%, 10/01/2028 (Callable 10/01/2027)	700,000	864,493
5.000%, 10/01/2032 (Callable 10/01/2027)	680,000	827,852
Manatee County School District,
5.000%, 10/01/2020 (Insured by AGM)	100,000	102,897
Martin County Health Facilities Authority:
3.370%, 11/15/2021 (ETM)	295,000	306,499
5.000%, 11/15/2023 (ETM)	260,000	297,113
Miami Health Facilities Authority,
5.000%, 07/01/2021	165,000	167,226
Miami-Dade County Industrial Development Authority:
5.000%, 01/15/2020	350,000	350,304
5.000%, 01/15/2021	365,000	374,399
Monroe County School District,
5.000%, 10/01/2025 (Insured by AGM)	200,000	239,620
Orange County Convention Center,
5.000%, 10/01/2032 (Callable 10/01/2026)	1,000,000	1,203,770
Orange County Health Facilities Authority,
5.000%, 08/01/2028 (Callable 08/01/2024)	2,500,000	2,838,075
Orange County School Board:
5.000%, 08/01/2031 (Callable 08/01/2025)	990,000	1,163,181
5.000%, 08/01/2033 (Callable 08/01/2026)	150,000	179,454
Palm Beach County Health Facilities Authority:
5.000%, 05/15/2023	1,160,000	1,265,908
4.750%, 07/01/2025 (Pre-refunded to 07/01/2020)(Insured by AGM)	130,000	132,353
Pinellas County Health Facilities Authority,
2.445%, 11/15/2023 (Insured by NATL) (1)	175,000	175,000
Pinellas County School Board,
5.000%, 07/01/2033 (Callable 07/01/2027)	515,000	622,182
Reedy Creek Improvement District,
4.000%, 06/01/2035 (Callable 06/01/2027)	1,000,000	1,123,700
School Board of Miami-Dade County,
5.000%, 11/01/2030 (Callable 11/01/2024)	185,000	213,416
University Park Recreation District:
2.750%, 05/01/2021 (Insured by BAM)	260,000	263,807
2.750%, 05/01/2022 (Insured by BAM)	265,000	270,944
2.750%, 05/01/2023 (Insured by BAM)	270,000	277,530
Village Community Development District No. 13,
2.625%, 05/01/2024	500,000	502,810
Village Community Development District No. 7,
4.000%, 05/01/2021	220,000	225,790
Total Florida (Cost $33,047,507)		34,388,184	6.4%

Georgia
Appling County Development Authority,
0.270%, 09/01/2041 (Optional Put Date 01/01/2020) (1)	1,600,000	1,600,000
Barnesville-Lamar County Industrial Development Authority,
5.000%, 06/01/2028	175,000	220,244
Burke County Development Authority:
2.250%, 10/01/2032 (Mandatory Tender Date 05/25/2023) (1)	500,000	508,980
2.350%, 10/01/2032 (Mandatory Tender Date 12/11/2020) (1)	100,000	100,752
City of Atlanta GA:
5.000%, 01/01/2025 (Callable 01/31/2020)	225,000	225,684
5.500%, 11/01/2027 (Insured by AGM)	145,000	178,681
5.000%, 01/01/2028 (Callable 01/31/2020)	1,000,000	1,003,040
City of Dahlonega GA,
4.000%, 09/01/2021 (Insured by AGM)	150,000	156,328
City of Fort Oglethorpe GA:
3.000%, 10/01/2031 (Callable 04/01/2024)	165,000	172,874
2.700%, 10/01/2038 (Callable 04/01/2024)	1,000,000	997,620
Cobb-Marietta Coliseum & Exhibit Hall Authority,
4.000%, 07/01/2020 (Callable 01/31/2020)	100,000	100,227
Development Authority Of Coweta County:
4.500%, 06/15/2040 (Callable 06/15/2020)	210,000	213,186
5.000%, 06/15/2040 (Callable 06/15/2020)	200,000	203,482
Gainesville & Hall County Hospital Authority,
5.000%, 02/15/2029 (Callable 02/15/2027)	475,000	570,489
Georgia Housing & Finance Authority:
3.600%, 12/01/2033 (Callable 06/01/2027)	450,000	485,222
4.000%, 12/01/2039 (Callable 06/01/2026)	675,000	725,233
Main Street Natural Gas, Inc.:
2.023%, 08/01/2048 (1 Month LIBOR USD + 0.830%) (Callable 09/01/2023)(Mandatory Tender Date 12/01/2023) (2)	2,000,000	2,009,920
4.000%, 08/01/2049 (Callable 09/01/2024)(Mandatory Tender Date 12/02/2024) (1)	565,000	630,156
Monroe County Development Authority:
2.350%, 10/01/2048 (Mandatory Tender Date 12/11/2020) (1)	190,000	191,854
2.050%, 07/01/2049 (Mandatory Tender Date 11/19/2021) (1)	750,000	755,753
Total Georgia (Cost $10,877,831)		11,049,725	2.0%

Illinois
Adams & Hancock Counties Community Unit School District No. 4:
4.000%, 12/01/2027 (Callable 12/01/2025)(Insured by BAM)	290,000	321,416
4.000%, 12/01/2029 (Callable 12/01/2025)(Insured by BAM)	310,000	340,470
4.000%, 12/01/2030 (Callable 12/01/2025)(Insured by BAM)	325,000	355,547
4.000%, 12/01/2032 (Callable 12/01/2025)(Insured by BAM)	350,000	381,139
Bourbonnais Township Park District:
4.000%, 12/15/2023 (Insured by BAM)	100,000	107,329
4.000%, 12/15/2024 (Insured by BAM)	125,000	136,214
4.000%, 12/15/2025 (Insured by BAM)	130,000	143,433
Bureau County Township High School District No. 502,
4.000%, 12/01/2031 (Callable 12/01/2027)(Insured by BAM)	1,330,000	1,496,543
Chicago Board of Education,
5.000%, 12/01/2023 (Insured by AGM)	1,000,000	1,111,620
Chicago Park District,
5.000%, 01/01/2024	580,000	649,652
City of Berwyn IL,
4.000%, 12/01/2020	100,000	101,759
City of Chicago IL:
5.000%, 01/01/2021 (Callable 01/01/2020)	115,000	115,000
5.000%, 01/01/2023 (Callable 01/01/2020)	125,000	125,000
5.000%, 01/01/2024	250,000	274,577
5.000%, 01/01/2025 (Callable 01/01/2024)(Insured by AGM)	110,000	124,579
5.000%, 01/01/2026 (Callable 01/01/2024)	250,000	268,275
0.000%, 01/01/2027 (Insured by NATL)	330,000	279,985
5.000%, 11/01/2028 (Callable 11/01/2027)(Insured by AGM)	625,000	760,288
5.000%, 01/01/2030 (Callable 01/01/2024)(Insured by AGM)	445,000	497,777
5.625%, 01/01/2031 (Callable 01/01/2027)	250,000	297,153
5.000%, 11/01/2033 (Callable 11/01/2027)(Insured by AGM)	375,000	445,478
City of Decatur IL,
4.250%, 03/01/2030 (Callable 03/01/2024)(Insured by BAM)	250,000	270,112
City of Kankakee IL,
4.500%, 05/01/2031 (Callable 05/01/2025)(Insured by AGM)	135,000	149,099
City of Rockford IL,
3.000%, 12/15/2022 (Insured by AGM)	150,000	155,316
Cook & Will Counties Community College District No. 515,
4.000%, 12/01/2021 (Callable 06/01/2020)(Insured by AGM)	690,000	696,231
Cook & Will Counties School District No. 194:
4.000%, 12/01/2025 (Callable 12/01/2024)(Insured by BAM)	160,000	174,672
4.000%, 12/01/2026 (Callable 12/01/2024)(Insured by BAM)	130,000	141,480
Cook County Community Consolidated School District No. 65,
0.000%, 12/01/2023	200,000	185,474
Cook County School District No. 130:
5.000%, 12/01/2027 (Callable 12/01/2025)(Insured by AGM)	1,195,000	1,400,110
5.000%, 12/01/2028 (Callable 12/01/2025)(Insured by AGM)	1,000,000	1,169,830
Cook County School District No. 144,
0.000%, 12/01/2021 (Insured by AGM)	65,000	62,869
Cook County School District No. 163:
6.000%, 12/15/2025 (Insured by BAM)	430,000	527,898
6.000%, 12/15/2027 (Insured by BAM)	1,150,000	1,477,049
Cook County School District No. 83,
5.625%, 06/01/2033	775,000	993,054
Darien Park District,
4.150%, 12/15/2026 (Callable 01/31/2020)	200,000	200,394
DeKalb County Community Unit School District No. 428,
0.000%, 01/01/2030 (Callable 07/01/2020)	300,000	169,494
DuPage County High School District No. 87,
5.000%, 01/01/2029 (Callable 01/01/2025)	315,000	362,937
Ford, Champaign Counties Community Unit School District No. 10,
5.000%, 12/01/2027 (Callable 12/01/2026)(Insured by AGM)	600,000	724,902
Governors State University,
5.000%, 07/01/2020 (Insured by BAM)	190,000	193,065
Hampshire Special Service Area No. 13:
3.000%, 03/01/2027 (Insured by BAM)	130,000	134,194
3.000%, 03/01/2028 (Callable 03/01/2027)(Insured by BAM)	140,000	143,341
3.000%, 03/01/2029 (Callable 03/01/2027)(Insured by BAM)	100,000	101,402
3.250%, 03/01/2032 (Callable 03/01/2027)(Insured by BAM)	165,000	167,709
3.300%, 03/01/2033 (Callable 03/01/2027)(Insured by BAM)	175,000	177,833
3.350%, 03/01/2034 (Callable 03/01/2027)(Insured by BAM)	185,000	188,097
3.400%, 03/01/2035 (Callable 03/01/2027)(Insured by BAM)	195,000	198,440
3.450%, 03/01/2036 (Callable 03/01/2027)(Insured by BAM)	205,000	208,739
3.500%, 03/01/2037 (Callable 03/01/2027)(Insured by BAM)	215,000	219,044
Henry & Whiteside Counties Community Unit School District No. 228,
5.000%, 08/15/2031 (Callable 08/15/2025)(Insured by AGM)	270,000	311,107
Huntley Area Public Library District,
5.000%, 02/01/2037 (Callable 02/01/2029)	500,000	611,910
Illinois Development Finance Authority,
2.450%, 11/15/2039 (Mandatory Tender Date 03/03/2026) (1)	1,000,000	1,033,870
Illinois Educational Facilities Authority,
4.000%, 11/01/2036 (Callable 11/01/2022)	500,000	526,865
Illinois Finance Authority:
5.000%, 02/15/2021	100,000	104,213
5.000%, 10/01/2021	170,000	176,494
5.000%, 10/01/2023	105,000	112,640
4.375%, 12/01/2028 (Callable 12/01/2023) (7)	300,000	90,000
5.000%, 01/01/2029 (Callable 01/01/2027)	475,000	565,521
5.000%, 01/01/2030 (Callable 01/01/2027)	90,000	106,687
5.250%, 02/15/2030 (Pre-refunded to 02/15/2020)	245,000	246,173
5.000%, 08/01/2030 (Pre-refunded to 08/01/2024)	1,065,000	1,247,328
4.000%, 05/15/2034 (Callable 05/15/2026)	200,000	215,786
2.597%, 05/01/2036 (1 Month LIBOR USD + 1.350%) (Callable 11/01/2020)(Mandatory Tender Date 05/01/2021) (2)	300,000	300,537
4.000%, 12/01/2040 (Callable 12/01/2027)	270,000	293,816
4.000%, 12/01/2042 (Callable 12/01/2027)	275,000	297,773
5.100%, 12/01/2043 (Callable 12/01/2023) (7)	1,000,000	300,000
Illinois Housing Development Authority:
3.500%, 08/01/2031 (Callable 08/01/2027)(Insured by GNMA)	700,000	748,580
3.100%, 02/01/2035 (Callable 02/01/2026)	1,030,000	1,059,973
2.450%, 06/01/2043 (Callable 01/01/2023)(Insured by GNMA)	599,856	606,238
4.250%, 10/01/2049 (Callable 04/01/2028)	1,965,000	2,167,238
Illinois State University:
3.500%, 04/01/2020	320,000	320,886
5.000%, 04/01/2031 (Callable 04/01/2028)(Insured by AGM)	500,000	596,030
Kankakee County School District No. 111,
4.000%, 01/01/2025 (Insured by BAM)	480,000	527,232
Kendall & Kane Counties Community Unit School District No. 115,
0.000%, 01/01/2022 (Insured by NATL)	1,090,000	1,051,904
Kendall Kane & Will Counties Community Unit School District No. 308:
4.000%, 02/01/2030 (Callable 02/01/2025)	2,000,000	2,155,200
4.750%, 10/01/2031 (Callable 10/01/2023)	1,000,000	1,082,050
Knox & Warren Counties Community Unit School District No. 205:
6.000%, 01/01/2030 (Callable 01/01/2021)	285,000	296,939
6.125%, 01/01/2036 (Callable 01/01/2021)	1,400,000	1,460,592
Macoupin, Sangaman & Montgomery Government Bonds,
4.250%, 12/01/2032 (Callable 12/01/2023)(Insured by AGM)	685,000	741,417
Medinah Park District,
4.250%, 01/01/2028 (Callable 01/01/2024)	190,000	205,723
Metropolitan Pier & Exposition Authority:
0.000%, 06/15/2020 (Insured by NATL)	140,000	139,024
5.500%, 12/15/2023 (Insured by NATL)	130,000	140,068
5.700%, 06/15/2025 (Pre-refunded to 06/15/2022)(Insured by NATL) (5)	15,000	16,790
5.700%, 06/15/2025 (Callable 06/15/2022)(Insured by NATL) (5)	50,000	54,889
Metropolitan Water Reclamation District of Greater Chicago:
5.000%, 12/01/2031 (Callable 12/01/2021)	1,010,000	1,075,115
5.000%, 12/01/2034 (Callable 12/01/2026)	1,500,000	1,764,405
Monroe & St. Clair Counties Community Unit School District No. 5,
5.000%, 04/15/2021 (Insured by BAM)	100,000	104,744
Ogle & Winnebago Counties Community Unit School District No. 223:
5.000%, 12/01/2023 (Insured by BAM)	415,000	467,825
5.000%, 12/01/2024 (Insured by BAM)	100,000	115,168
Peoria City School District No. 150,
5.000%, 01/01/2026 (Insured by BAM)	330,000	387,017
Peoria County Community Unit School District No. 323,
4.250%, 04/01/2032 (Callable 04/01/2022)	415,000	435,132
Railsplitter Tobacco Settlement Authority,
5.250%, 06/01/2020	135,000	137,149
Richland County Community Unit School District No. 1:
5.000%, 12/01/2030 (Callable 12/01/2024)(Insured by AGM)	155,000	177,032
4.000%, 12/01/2033 (Callable 12/01/2024)(Insured by AGM)	1,750,000	1,869,000
Sales Tax Securitization Corp.:
5.000%, 01/01/2028	1,500,000	1,804,500
5.000%, 01/01/2029	2,500,000	3,039,675
Sangamon County Water Reclamation District,
5.000%, 01/01/2021 (ETM)	80,000	82,996
Shelby Christian Macon Counties Community School District No. 21,
4.000%, 12/01/2027 (Callable 12/01/2023)(Insured by AGM)	155,000	167,123
St. Clair County Community Consolidated School District,
0.000%, 12/01/2021	200,000	193,480
St. Clair County School District No. 118:
0.000%, 12/01/2020 (ETM)(Insured by NATL)	115,000	113,640
0.000%, 12/01/2020 (Insured by NATL)	170,000	167,458
State of Illinois:
5.000%, 08/01/2020	2,000,000	2,038,820
5.000%, 01/01/2022 (Callable 01/31/2020)	220,000	220,515
6.000%, 06/15/2024 (Insured by NATL)	100,000	116,842
5.000%, 08/01/2024 (Callable 08/01/2022)	665,000	711,337
5.000%, 10/01/2026	1,000,000	1,151,150
5.000%, 05/01/2027 (Callable 05/01/2024)	650,000	715,800
5.000%, 06/15/2027 (Callable 06/15/2021)	1,500,000	1,563,900
5.250%, 07/01/2028 (Callable 07/01/2023)	175,000	191,651
5.500%, 07/01/2033 (Callable 07/01/2023)	410,000	449,237
4.000%, 06/15/2038 (Callable 06/15/2028)(Insured by BAM)	2,500,000	2,693,075
Tazewell County School District No. 51,
9.000%, 12/01/2026 (Insured by NATL)	1,060,000	1,547,144
University of Illinois,
5.000%, 10/01/2021	700,000	744,639
Upper Illinois River Valley Development Authority:
5.000%, 12/01/2023	600,000	666,252
5.000%, 12/01/2024	485,000	549,524
Village of Crestwood IL:
4.000%, 12/15/2021 (Insured by BAM)	250,000	261,817
4.500%, 12/15/2026 (Callable 12/15/2022)(Insured by BAM)	200,000	217,064
Village of Franklin Park IL:
5.000%, 04/01/2023 (Insured by BAM)	460,000	505,890
4.000%, 07/01/2029 (Callable 07/01/2025)(Insured by AGM)	450,000	491,791
Village of Lansing IL,
5.000%, 03/01/2020 (Insured by AGM)	455,000	457,666
Village of River Grove IL:
4.000%, 12/15/2027 (Callable 12/15/2026)(Insured by BAM)	135,000	148,682
4.000%, 12/15/2028 (Callable 12/15/2026)(Insured by BAM)	205,000	224,816
Village of Stone Park IL:
4.750%, 02/01/2029 (Callable 02/01/2023)(Insured by BAM)	230,000	249,171
4.750%, 02/01/2031 (Callable 02/01/2023)(Insured by BAM)	310,000	331,675
4.750%, 02/01/2032 (Callable 02/01/2023)(Insured by BAM)	275,000	293,895
4.750%, 02/01/2033 (Callable 02/01/2023)(Insured by BAM)	190,000	201,924
5.000%, 02/01/2035 (Callable 02/01/2029)(Insured by BAM)	300,000	350,235
5.000%, 02/01/2036 (Callable 02/01/2029)(Insured by BAM)	225,000	261,695
4.000%, 02/01/2037 (Callable 02/01/2029)(Insured by BAM)	185,000	198,553
4.000%, 02/01/2038 (Callable 02/01/2029)(Insured by BAM)	150,000	160,328
Will County Community High School District No. 210:
4.000%, 01/01/2022 (Callable 01/31/2020)	85,000	85,110
0.000%, 01/01/2023 (Insured by AGM)	140,000	131,894
0.000%, 01/01/2026 (Insured by AGM)	265,000	230,868
0.000%, 01/01/2027	1,120,000	932,691
0.000%, 01/01/2027 (Insured by AGM)	115,000	97,100
0.000%, 01/01/2028	1,130,000	908,328
0.000%, 01/01/2028 (Insured by AGM)	180,000	147,571
0.000%, 01/01/2029	40,000	30,955
0.000%, 01/01/2033	175,000	115,383
3.375%, 01/01/2033 (Callable 01/01/2023)	80,000	79,698
Will County Community Unit School District No. 365,
0.000%, 11/01/2021 (Insured by AGM)	505,000	490,759
Will County Township High School District No. 204:
5.000%, 01/01/2025	125,000	145,426
6.250%, 01/01/2031 (Callable 01/01/2021)	300,000	314,055
Total Illinois (Cost $70,183,494)		72,363,897	13.4%
Indiana
Bloomington Redevelopment District:
5.000%, 02/01/2025	325,000	374,582
5.000%, 08/01/2025	335,000	388,389
Carmel Redevelopment Authority,
4.000%, 08/01/2033 (Callable 08/01/2022)	250,000	263,215
City of Jeffersonville IN,
5.000%, 01/01/2030 (Callable 01/01/2028)(Insured by BAM)	325,000	400,959
City of Lawrence IN,
5.000%, 01/01/2027 (Insured by BAM)	385,000	467,783
East Allen Multi School Building Corp.,
5.000%, 07/15/2026 (Callable 01/15/2023)(Insured by ST AID)	165,000	182,876
Evansville Park District:
5.000%, 08/15/2035 (Callable 02/15/2028)(Insured by BAM)	150,000	181,912
5.000%, 08/15/2036 (Callable 02/15/2028)(Insured by BAM)	1,335,000	1,614,736
Franklin Township Community School Corp.,
5.000%, 01/15/2035 (Callable 01/15/2023)(Insured by ST AID)	775,000	850,353
Hammond Local Public Improvement Bond Bank,
2.375%, 12/31/2020	1,000,000	1,004,170
Hammond Multi-School Building Corp.,
4.500%, 07/15/2026 (Callable 01/15/2024)(Insured by ST AID)	625,000	689,813
Hammond Sanitary District:
5.000%, 01/15/2022 (Insured by BAM)	285,000	307,287
5.000%, 07/15/2026 (Insured by BAM)	610,000	738,533
5.000%, 01/15/2028 (Callable 07/15/2027)(Insured by BAM)	295,000	359,992
Indiana Bond Bank:
1.980%, 10/15/2022 (SIFMA Municipal Swap Index + 0.660%) (2)	125,000	124,699
2.311%, 10/15/2022 (3 Month LIBOR USD + 0.970%) (2)	510,000	510,102
Indiana Finance Authority:
5.000%, 10/01/2023	180,000	202,273
5.000%, 10/01/2032 (Callable 10/01/2023)	2,770,000	2,965,728
3.750%, 10/01/2037 (Callable 10/01/2023)	10,000	10,035
3.750%, 10/01/2042 (Callable 10/01/2023)	100,000	99,239
5.500%, 08/15/2045 (Callable 08/15/2020)	225,000	229,898
Indiana Health & Educational Facilities Financing Authority,
1.750%, 11/15/2031 (Mandatory Tender Date 11/02/2021) (1)	775,000	781,564
Indiana Municipal Power Agency,
5.000%, 01/01/2032 (Callable 01/01/2025)	1,000,000	1,160,210
Indiana University,
4.000%, 08/01/2035 (Callable 08/01/2027)	80,000	90,478
Indianapolis Local Public Improvement Bond Bank,
5.000%, 01/01/2033 (Callable 01/01/2025)	500,000	582,565
IPS Multi-School Building Corp.,
5.000%, 07/15/2026 (Callable 01/15/2025)(Insured by ST AID)	925,000	1,083,277
Kankakee Valley Middle School Building Corp.,
5.000%, 01/15/2029 (Insured by ST AID)	1,000,000	1,277,830
Loogootee School Building Corp.,
4.000%, 07/15/2026 (Insured by ST AID)	135,000	154,379
Munster School Building Corp.:
5.000%, 07/15/2021 (Insured by ST AID)	130,000	136,566
4.000%, 07/15/2024 (Insured by ST AID)	170,000	186,344
North Montgomery High School Building Corp.,
5.000%, 07/15/2033 (Callable 07/15/2026)(Insured by ST AID)	165,000	195,868
Shelbyville Central Renovation School Building Corp.,
5.000%, 01/15/2029 (Callable 07/15/2026)(Insured by ST AID)	220,000	264,966
Taylor Community School Building Corp.,
0.000%, 07/15/2029 (Callable 07/15/2025)(Insured by ST AID)	360,000	279,918
Tipton County Jail Building Corp.,
5.000%, 01/15/2027 (Insured by ST AID)	245,000	297,905
Tri-Creek 2002 High School Building Corp.,
4.000%, 07/15/2039 (Callable 07/15/2028)(Insured by ST AID)	345,000	385,006
Westfield High School Building Corp.:
5.000%, 01/15/2029 (Callable 01/15/2026)(Insured by ST AID)	250,000	293,462
5.000%, 01/15/2030 (Callable 01/15/2026)(Insured by ST AID)	300,000	350,253
5.000%, 07/15/2031 (Callable 01/15/2026)(Insured by ST AID)	150,000	174,182
Total Indiana (Cost $18,997,583)		19,661,347	3.6%

Iowa
City of Coralville IA,
4.000%, 05/01/2022	100,000	101,324
City of Greenfield IA:
4.000%, 09/01/2029 (Callable 09/01/2026)(Insured by AGM)	140,000	156,190
4.000%, 09/01/2030 (Callable 09/01/2026)(Insured by AGM)	220,000	244,235
4.000%, 09/01/2031 (Callable 09/01/2026)(Insured by AGM)	230,000	254,276
4.000%, 09/01/2036 (Callable 09/01/2026)(Insured by AGM)	200,000	218,020
4.000%, 09/01/2037 (Callable 09/01/2026)(Insured by AGM)	580,000	630,408
4.000%, 09/01/2039 (Callable 09/01/2026)(Insured by AGM)	630,000	680,488
City of Waverly IA,
2.500%, 12/31/2022 (Callable 07/01/2022)	1,700,000	1,710,591
County of Carroll IA,
5.000%, 06/01/2035 (Callable 06/01/2027)	645,000	778,496
Iowa Finance Authority:
4.000%, 07/01/2047 (Callable 07/01/2028)(Insured by GNMA)	2,000,000	2,227,540
2.875%, 05/15/2049 (Callable 11/15/2020)	450,000	452,668
Total Iowa (Cost $7,296,144)		7,454,236	1.4%

Kansas
City of Hutchinson KS:
4.000%, 12/01/2020	330,000	334,993
4.000%, 12/01/2021	360,000	371,293
5.000%, 12/01/2022	140,000	150,986
City of Wichita KS,
3.000%, 09/01/2023 (Callable 09/01/2022)	715,000	726,540
Total Kansas (Cost $1,553,607)		1,583,812	0.3%

Kentucky
Kentucky Economic Development Finance Authority:
0.000%, 10/01/2025 (Insured by NATL)	420,000	368,743
0.000%, 10/01/2026 (Insured by NATL)	475,000	405,318
0.000%, 10/01/2027 (Insured by NATL)	350,000	289,765
0.000%, 10/01/2028 (Insured by NATL)	90,000	72,095
Kentucky Housing Corp.,
2.000%, 04/01/2022 (Mandatory Tender Date 04/01/2021) (1)	250,000	251,655
Kentucky Public Energy Authority,
4.000%, 04/01/2048 (Callable 01/02/2024)(Mandatory Tender Date 04/01/2024) (1)	2,090,000	2,274,756
Paducah Electric Plant Board,
5.000%, 10/01/2032 (Callable 10/01/2026)(Insured by AGM)	1,000,000	1,178,020
Total Kentucky (Cost $4,734,932)		4,840,352	0.9%

Louisiana
City of Shreveport LA,
5.000%, 08/01/2023 (Insured by BAM)	350,000	394,758
Louisiana Housing Corp.,
4.500%, 12/01/2047 (Callable 12/01/2027)	200,000	220,786
St. Tammany Parish Wide School District No. 12:
4.000%, 03/01/2035 (Callable 03/01/2027)	100,000	112,691
4.000%, 03/01/2036 (Callable 03/01/2027)	115,000	129,268
Terrebonne Parish Consolidated Government,
0.000%, 04/01/2034 (Insured by AGM)	715,000	485,914
Total Louisiana (Cost $1,226,308)		1,343,417	0.3%

Maine
Maine State Housing Authority:
4.250%, 11/15/2040 (Callable 11/15/2024)	500,000	530,420
3.500%, 11/15/2045 (Callable 05/15/2025)	160,000	166,934
4.000%, 11/15/2045 (Callable 11/15/2025)	365,000	384,856
3.500%, 11/15/2046 (Callable 11/15/2025)	40,000	41,556
3.500%, 11/15/2047 (Callable 11/15/2026)	840,000	887,754
4.000%, 11/15/2049 (Callable 05/15/2028)	500,000	546,230
Total Maine (Cost $2,531,829)		2,557,750	0.5%

Maryland
County of Baltimore MD:
3.000%, 09/01/2027 (Callable 09/01/2022)	1,000,000	1,032,660
3.000%, 09/01/2029 (Callable 09/01/2022)	1,150,000	1,180,590
Maryland Community Development Administration,
3.500%, 03/01/2050 (Callable 03/01/2029)	500,000	539,780
Total Maryland (Cost $2,746,776)		2,753,030	0.5%

Massachusetts
Massachusetts Housing Finance Agency:
4.000%, 12/01/2028 (Callable 06/01/2023)	1,000,000	1,065,120
4.500%, 12/01/2048 (Callable 12/01/2027)	1,990,000	2,198,472
4.000%, 06/01/2049 (Callable 12/01/2028)	1,000,000	1,096,540
Town of Ashburnham MA,
4.250%, 07/01/2021 (Callable 01/31/2020)(Insured by AGC)	700,000	701,561
University of Massachusetts Building Authority,
5.000%, 11/01/2039 (Callable 11/01/2024)	325,000	374,605
Total Massachusetts (Cost $5,293,366)		5,436,298	1.0%

Michigan
City of Detroit MI:
5.000%, 07/01/2039 (Callable 07/01/2022)(Insured by AGM)	185,000	199,132
5.250%, 07/01/2041 (Callable 07/01/2021)	50,000	52,546
City of Monroe MI,
4.000%, 05/01/2031 (Callable 05/01/2024)	150,000	162,378
City of Wyandotte MI,
5.000%, 10/01/2023 (Insured by BAM)	25,000	28,045
Detroit Michigan School District,
5.000%, 05/01/2033 (Callable 05/01/2022)(Insured by Q-SBLF)	1,000,000	1,074,710
Flushing Community Schools,
4.000%, 05/01/2029 (Callable 05/01/2028)(Insured by Q-SBLF)	220,000	257,191
Michigan Finance Authority:
5.000%, 07/01/2034 (Callable 07/01/2025)	250,000	290,130
4.000%, 11/15/2044 (Mandatory Tender Date 08/15/2024) (1)	1,000,000	1,117,500
Michigan State Hospital Finance Authority,
5.000%, 12/01/2028 (Pre-refunded to 06/01/2022)	2,685,000	2,933,470
Michigan State Housing Development Authority,
4.250%, 12/01/2049 (Callable 06/01/2028)	1,970,000	2,174,919
Romeo Community School District,
5.000%, 05/01/2029 (Callable 05/01/2026)(Insured by Q-SBLF)	1,000,000	1,198,200
Roseville Community Schools,
5.000%, 05/01/2026 (Insured by Q-SBLF)	400,000	486,448
Swartz Creek Community Schools,
5.000%, 05/01/2039 (Callable 05/01/2029)(Insured by Q-SBLF)	815,000	996,745
Trenton Public Schools School District:
5.000%, 05/01/2029 (Callable 05/01/2028)(Insured by Q-SBLF)	135,000	169,880
5.000%, 05/01/2030 (Callable 05/01/2028)(Insured by Q-SBLF)	300,000	375,054
Warren Consolidated Schools,
5.000%, 05/01/2025 (Insured by BAM)	300,000	355,359
Wayne County Airport Authority,
5.000%, 12/01/2031 (Callable 12/01/2027)	375,000	458,707
Wayne-Westland Community Schools,
4.000%, 11/01/2038 (Callable 05/01/2029)(Insured by Q-SBLF)	500,000	556,800
Western Michigan University,
5.000%, 11/15/2029 (Callable 05/15/2025)	250,000	291,673
Ypsilanti School District,
4.000%, 05/01/2020 (Insured by Q-SBLF)	50,000	50,456
Total Michigan (Cost $12,750,285)		13,229,343	2.4%

Minnesota
City of Maple Grove MN:
5.000%, 05/01/2027	200,000	244,888
5.000%, 05/01/2031 (Callable 05/01/2027)	520,000	621,930
City of Plato MN,
4.000%, 04/01/2021	280,000	288,170
Minnesota Housing Finance Agency:
4.375%, 07/01/2026 (Callable 07/01/2021)(Insured by GNMA)	125,000	128,401
3.300%, 07/01/2029 (Callable 07/01/2025)	535,000	566,544
3.600%, 07/01/2033 (Callable 01/01/2023)(Insured by GNMA)	675,000	698,740
4.000%, 01/01/2038 (Callable 01/01/2024)	730,000	769,938
3.800%, 07/01/2038 (Callable 01/01/2023)(Insured by GNMA)	210,000	216,741
4.000%, 01/01/2047 (Callable 01/01/2026)(Insured by GNMA)	690,000	731,876
Plymouth Intermediate District No. 287:
4.000%, 02/01/2027	200,000	231,864
4.000%, 02/01/2028 (Callable 02/01/2027)	350,000	401,552
4.000%, 02/01/2037 (Callable 02/01/2027)	250,000	276,595
Western Minnesota Municipal Power Agency,
5.000%, 01/01/2046 (Pre-refunded to 01/01/2024)	480,000	553,570
Total Minnesota (Cost $5,556,125)		5,730,809	1.1%

Mississippi
Biloxi Public School District,
5.000%, 04/01/2026 (Insured by BAM)	500,000	597,640
City of Gulfport MS,
5.000%, 07/01/2027 (Callable 07/01/2026)	500,000	585,055
Copiah-Lincoln Community College District,
2.500%, 09/01/2021 (Insured by MAC)	175,000	178,003
Medical Center Educational Building Corp.,
5.000%, 06/01/2042 (Callable 06/01/2027)	500,000	595,965
Mississippi Development Bank,
5.250%, 03/01/2034 (Callable 03/01/2028)	490,000	602,837
South Central Regional Medical Center, Inc.,
1.700%, 03/01/2020 (Callable 01/31/2020)	4,000,000	4,000,040
State of Mississippi:
5.000%, 10/01/2032 (Callable 10/01/2027)	215,000	266,807
5.000%, 10/15/2034 (Callable 10/15/2025)	1,000,000	1,168,470
West Rankin Utility Authority:
5.000%, 01/01/2028 (Callable 01/01/2025)(Insured by AGM)	110,000	128,111
5.000%, 01/01/2029 (Callable 01/01/2025)(Insured by AGM)	275,000	319,275
5.000%, 01/01/2030 (Callable 01/01/2025)(Insured by AGM)	590,000	682,778
Total Mississippi (Cost $8,780,238)		9,124,981	1.7%

Missouri
Center School District No. 58:
4.000%, 04/15/2030 (Callable 04/15/2027)	210,000	234,494
4.000%, 04/15/2031 (Callable 04/15/2027)	220,000	244,352
Health & Educational Facilities Authority of the State of Missouri:
5.000%, 09/01/2025	365,000	421,133
5.000%, 09/01/2026	410,000	481,028
5.000%, 09/01/2027	280,000	333,074
5.000%, 06/01/2031 (Callable 06/01/2024)	50,000	56,681
5.250%, 10/01/2041 (Pre-refunded to 10/01/2021)	100,000	107,059
Industrial Development Authority of the City of St. Louis,
4.750%, 11/15/2047 (Callable 11/15/2026)	500,000	543,880
Jackson County School District No. R-IV,
6.000%, 03/01/2038 (Callable 03/01/2029)(Insured by ST AID)	1,005,000	1,352,358
Missouri Housing Development Commission:
3.700%, 11/01/2035 (Callable 05/01/2025)(Insured by GNMA)	125,000	131,861
3.950%, 11/01/2040 (Callable 05/01/2025)(Insured by GNMA)	720,000	743,220
Missouri Southern State University:
5.000%, 10/01/2028 (Insured by AGM)	100,000	120,984
5.000%, 10/01/2029 (Insured by AGM)	105,000	128,649
5.000%, 10/01/2030 (Callable 10/01/2029)(Insured by AGM)	135,000	164,309
5.000%, 10/01/2031 (Callable 10/01/2029)(Insured by AGM)	145,000	175,673
5.000%, 10/01/2032 (Callable 10/01/2029)(Insured by AGM)	155,000	187,133
4.000%, 10/01/2033 (Callable 10/01/2029)(Insured by AGM)	110,000	120,754
4.000%, 10/01/2034 (Callable 10/01/2029)(Insured by AGM)	115,000	125,694
4.000%, 10/01/2035 (Callable 10/01/2029)(Insured by AGM)	125,000	136,191
4.000%, 10/01/2036 (Callable 10/01/2029)(Insured by AGM)	150,000	162,921
4.000%, 10/01/2038 (Callable 10/01/2029)(Insured by AGM)	140,000	151,059
4.000%, 10/01/2039 (Callable 10/01/2029)(Insured by AGM)	110,000	118,548
Missouri State Board of Public Buildings,
3.000%, 10/01/2026 (Callable 10/01/2020)	300,000	303,660
Move Rolla Transportation Development District,
3.750%, 06/01/2029 (Callable 06/01/2026)	330,000	349,860
Public Water Supply District No. 1,
4.000%, 07/01/2029 (Callable 07/01/2026)	145,000	162,896
St. Louis Municipal Finance Corp.,
3.000%, 06/01/2020 (Insured by AGM)	130,000	130,907
Total Missouri (Cost $7,017,141)		7,188,378	1.3%

Montana
Montana Board of Housing:
3.600%, 12/01/2030 (Callable 06/01/2022)	375,000	384,412
3.750%, 12/01/2038 (Callable 12/01/2027)(Insured by FHA)	480,000	512,784
Yellowstone County School District No. 8,
5.000%, 07/01/2027	225,000	279,239
Total Montana (Cost $1,118,099)		1,176,435	0.2%

Nebraska
Central Plains Energy Project:
5.000%, 09/01/2027 (Callable 09/01/2022)	340,000	367,955
5.000%, 09/01/2042 (Callable 09/01/2022)	575,000	621,805
5.000%, 03/01/2050 (Callable 10/01/2023)(Mandatory Tender Date 01/01/2024) (1)	550,000	614,740
City of La Vista NE,
3.000%, 12/15/2028 (Callable 12/30/2024)	135,000	143,184
Colfax County School District No. 123,
4.000%, 12/15/2030 (Callable 05/22/2024)	225,000	245,749
Nebraska Investment Finance Authority:
3.500%, 09/01/2036 (Callable 03/01/2025)	395,000	411,246
3.500%, 09/01/2046 (Callable 03/01/2025)	140,000	146,976
Papio-Missouri River Natural Resource District:
4.000%, 12/15/2027 (Pre-refunded to 06/15/2022)	150,000	160,487
4.000%, 12/15/2028 (Pre-refunded to 06/15/2022)	210,000	224,681
Scotts Bluff County School District No. 16:
5.000%, 12/01/2031 (Pre-refunded to 05/30/2022)	25,000	27,311
5.000%, 12/01/2033 (Pre-refunded to 05/30/2022)	430,000	469,745
5.000%, 12/01/2034 (Pre-refunded to 05/30/2022)	300,000	327,729
Village of Boys Town NE,
3.000%, 09/01/2028	1,675,000	1,813,539
Total Nebraska (Cost $5,335,230)		5,575,147	1.0%

Nevada
City of Carson City NV,
5.000%, 09/01/2033 (Callable 09/01/2027)	250,000	295,975
Clark County School District,
5.000%, 06/15/2032 (Callable 06/15/2027)(Insured by BAM)	450,000	540,711
Nevada Housing Division:
4.400%, 04/01/2029 (Callable 10/01/2021)(Insured by GNMA)	470,000	478,639
4.000%, 04/01/2049 (Callable 10/01/2028)(Insured by GNMA)	2,000,000	2,198,400
State of Nevada,
5.000%, 06/01/2033 (Callable 12/01/2023)	300,000	337,335
Washoe County School District,
5.000%, 05/01/2030 (Callable 05/01/2027)	525,000	642,778
Total Nevada (Cost $4,367,046)		4,493,838	0.8%

New Jersey
City of Atlantic City NJ:
5.000%, 03/01/2020 (Insured by AGM)	200,000	201,100
5.000%, 03/01/2021 (Insured by BAM)	100,000	103,941
City of Trenton NJ,
4.000%, 07/15/2023 (Insured by AGM)	400,000	435,776
City of Union City NJ,
5.000%, 11/01/2023 (Insured by ST AID)	440,000	496,456
New Jersey Economic Development Authority:
5.000%, 07/15/2020	100,000	101,744
5.000%, 06/15/2023 (Insured by BAM)	295,000	330,385
5.000%, 03/01/2024 (Callable 03/01/2023)	150,000	164,957
3.125%, 07/01/2029 (Callable 07/01/2027)	145,000	147,143
New Jersey Health Care Facilities Financing Authority:
5.000%, 07/01/2025 (Insured by AGM)	150,000	176,344
4.500%, 11/15/2025 (Pre-refunded to 11/15/2020)	150,000	154,385
4.000%, 07/01/2026 (Callable 07/01/2022)	1,000,000	1,062,030
5.000%, 07/01/2026 (Callable 07/01/2025)(Insured by AGM)	175,000	205,086
New Jersey Higher Education Student Assistance Authority,
2.375%, 12/01/2029 (Callable 06/01/2028)	1,525,000	1,542,004
New Jersey Housing & Mortgage Finance Agency:
1.500%, 09/01/2022 (Mandatory Tender Date 09/01/2021) (1)	300,000	300,582
4.500%, 10/01/2048 (Callable 10/01/2027)	1,490,000	1,649,370
4.750%, 10/01/2050 (Callable 04/01/2028)	485,000	544,490
New Jersey Transportation Trust Fund Authority:
0.000%, 12/15/2024 (Insured by BHAC)	605,000	558,203
0.000%, 12/15/2026 (Insured by BHAC)	750,000	655,343
5.000%, 06/15/2029 (Callable 06/15/2026)	775,000	906,680
4.000%, 12/15/2037 (Callable 12/15/2028)(Insured by BAM)	500,000	551,050
New Jersey Turnpike Authority:
5.000%, 01/01/2029 (Callable 01/01/2028)	50,000	62,879
1.997%, 01/01/2030 (1 Month LIBOR USD + 0.750%) (Callable 07/01/2022)(Mandatory Tender Date 01/01/2023) (2)	690,000	696,162
Newark Housing Authority,
5.000%, 01/01/2032 (Insured by NATL)	200,000	251,410
Passaic Valley Sewerage Commission,
5.750%, 12/01/2022	550,000	617,309
Total New Jersey (Cost $11,563,950)		11,914,829	2.2%

New Mexico
New Mexico Hospital Equipment Loan Council,
4.750%, 07/01/2022	400,000	415,172
Total New Mexico (Cost $410,372)		415,172	0.1%

New York
Albany County Capital Resource Corp.,
3.100%, 07/01/2030	755,000	774,358
BluePath TE Trust,
2.750%, 09/01/2026 (Callable 08/27/2021) (3)	385,385	397,548
City of New York NY,
5.250%, 07/01/2029 (Callable 07/01/2023)	250,000	280,200
Metropolitan Transportation Authority,
5.000%, 11/15/2038 (Callable 11/15/2023)	500,000	558,490
MTA Hudson Rail Yards Trust Obligations,
5.000%, 11/15/2046 (Callable 01/21/2020)(Partially Pre-refunded)	635,000	636,111
New York City Transitional Finance Authority:
5.000%, 08/01/2031 (Callable 08/01/2028)	50,000	62,894
5.000%, 08/01/2034 (Callable 08/01/2026)	650,000	780,637
5.000%, 08/01/2038 (Callable 08/01/2028)	1,295,000	1,584,912
5.000%, 08/01/2039 (Callable 08/01/2024)	105,000	120,022
New York City Water & Sewer System:
5.000%, 06/15/2036 (Callable 06/15/2024)	1,000,000	1,147,610
5.000%, 06/15/2036 (Callable 06/15/2024)	1,000,000	1,147,610
New York State Housing Finance Agency,
1.600%, 11/01/2024 (Callable 12/01/2021)	2,000,000	2,000,740
Port Authority of New York & New Jersey,
5.000%, 09/01/2031 (Callable 09/01/2024)	270,000	312,746
State of New York Mortgage Agency,
3.500%, 10/01/2043 (Callable 04/01/2023)	240,000	249,982
Total New York (Cost $9,623,943)		10,053,860	1.9%

North Carolina
North Carolina Capital Facilities Finance Agency,
5.000%, 06/01/2022 (Insured by AGC)	150,000	162,714
North Carolina Housing Finance Agency,
4.000%, 07/01/2047 (Callable 01/01/2027)	615,000	659,028
North Carolina Medical Care Commission,
5.000%, 06/01/2025 (Pre-refunded to 06/01/2022)	385,000	420,143
North Carolina Turnpike Authority,
4.000%, 01/01/2041 (Callable 01/01/2029)(Insured by AGM)	1,000,000	1,114,670
Total North Carolina (Cost $2,201,759)		2,356,555	0.4%

North Dakota
City of Horace ND,
2.500%, 08/01/2021 (Callable 08/01/2020)	2,000,000	2,010,880
City of Mandan ND,
2.750%, 09/01/2041 (Callable 01/31/2020)	875,000	890,479
City of Williston ND:
4.250%, 07/15/2025 (Callable 07/15/2022)	1,750,000	1,858,115
5.000%, 05/01/2028 (Callable 05/01/2023)	480,000	527,246
County of Burleigh ND:
4.000%, 11/01/2021	525,000	545,764
4.000%, 11/01/2029 (Callable 11/01/2022)(Insured by AGM)	850,000	903,966
County of Ward ND,
4.000%, 04/01/2026 (Callable 04/01/2023)(Insured by AGM)	1,030,000	1,106,447
Jamestown Park District,
2.900%, 07/01/2035 (Callable 01/16/2020)	1,240,000	1,253,380
North Dakota Housing Finance Agency:
3.500%, 07/01/2046 (Callable 01/01/2026)	325,000	344,097
4.000%, 01/01/2050 (Callable 07/01/2028)	1,000,000	1,114,100
Total North Dakota (Cost $10,258,248)		10,554,474	2.0%

Ohio
American Municipal Power, Inc.,
2.250%, 08/13/2020	500,000	502,400
City of Akron OH,
4.000%, 12/01/2033 (Callable 12/01/2026)	125,000	139,700
Clermont County Port Authority,
5.000%, 12/01/2023 (Insured by BAM)	310,000	353,124
Columbus-Franklin County Finance Authority:
3.820%, 11/15/2036 (Callable 11/15/2021)	480,000	489,365
4.000%, 11/15/2038 (Callable 05/15/2022)	340,000	350,764
County of Franklin OH,
1.750%, 05/15/2050 (SIFMA Municipal Swap Index + 0.430%) (Callable 05/15/2021)(Mandatory Tender Date 11/15/2021) (2)	1,000,000	1,001,840
County of Hamilton OH,
0.000%, 12/01/2027 (Insured by AMBAC)	75,000	64,656
County of Licking OH,
4.000%, 12/01/2028 (Callable 12/01/2021)	250,000	262,338
County of Lorain OH:
4.000%, 12/01/2028 (Callable 12/01/2023)	180,000	196,139
5.000%, 12/01/2031 (Callable 12/01/2023)	480,000	544,805
County of Trumbull OH,
2.000%, 07/23/2020	500,000	501,830
Euclid City School District,
4.000%, 12/01/2037 (Callable 06/01/2027)(Insured by BAM)	160,000	174,384
Little Miami Local School District,
5.000%, 11/01/2036 (Callable 11/01/2025)(Insured by SD CRED PROG)	1,845,000	2,162,635
New Riegel Local School District,
4.000%, 12/01/2033 (Callable 12/01/2020)(Insured by BAM)	215,000	219,747
Ohio Air Quality Development Authority,
2.400%, 12/01/2038 (Callable 10/01/2024)(Mandatory Tender Date 10/01/2029) (1)	500,000	503,530
Ohio Higher Educational Facility Commission,
5.000%, 03/01/2025	690,000	778,934
Ohio Housing Finance Agency:
3.200%, 09/01/2036 (Callable 09/01/2025)(Insured by GNMA)	950,000	980,229
4.000%, 03/01/2047 (Callable 09/01/2025)(Insured by GNMA)	265,000	281,210
Ohio Turnpike & Infrastructure Commission:
0.000%, 02/15/2034 (Callable 02/15/2031) (5)	1,550,000	1,766,194
0.000%, 02/15/2036 (Callable 02/15/2031) (5)	335,000	381,166
Spencerville Local School District,
0.000%, 12/01/2020 (Insured by AMBAC)	270,000	265,650
State of Ohio:
5.000%, 11/15/2028 (Callable 05/15/2023)	225,000	252,554
1.520%, 01/15/2045 (Callable 03/02/2020)(Optional Put Date 02/24/2020) (1)	5,000,000	5,000,000
Village of Bratenahl OH,
2.500%, 08/13/2020	750,000	753,233
Warren City School District:
4.000%, 12/01/2030 (Callable 12/01/2026)(Insured by SD CRED PROG) (6)	1,215,000	1,380,398
4.000%, 12/01/2031 (Callable 12/01/2026)(Insured by SD CRED PROG) (6)	695,000	789,047
4.000%, 12/01/2036 (Callable 12/01/2026)(Insured by SD CRED PROG) (6)	460,000	506,980
Warrensville Heights City School District:
4.000%, 11/01/2035 (Callable 11/01/2024)(Insured by BAM)	200,000	212,998
4.000%, 11/01/2037 (Callable 11/01/2024)(Insured by BAM)	500,000	529,205
Total Ohio (Cost $20,788,390)		21,345,055	3.9%

Oklahoma
Catoosa Industrial Authority,
4.000%, 10/01/2028 (Callable 10/01/2026)	305,000	317,240
Kingfisher County Educational Facilities Authority,
3.000%, 03/01/2022	165,000	170,306
Oklahoma Development Finance Authority:
3.000%, 08/01/2020	490,000	493,641
2.600%, 03/01/2024	425,000	427,061
Oklahoma Housing Finance Agency,
3.300%, 03/01/2031 (Callable 03/01/2022)(Insured by GNMA)	315,000	316,131
Oklahoma Water Resources Board,
5.000%, 10/01/2028 (Callable 10/01/2024)	180,000	210,519
Total Oklahoma (Cost $1,911,611)		1,934,898	0.4%

Oregon
Clackamas Community College District,
0.000%, 06/15/2040 (Callable 06/15/2027) (5)	475,000	555,517
Clatsop County School District No. 30:
0.000%, 06/15/2038 (Callable 06/15/2029)(Insured by SCH BD GTY)	425,000	225,684
0.000%, 06/15/2039 (Callable 06/15/2029)(Insured by SCH BD GTY)	560,000	282,542
Multnomah & Clackamas Counties School District No. 10JT:
0.000%, 06/15/2031 (Callable 06/15/2029)(Insured by SCH BD GTY)	100,000	76,611
0.000%, 06/15/2033 (Callable 06/15/2029)(Insured by SCH BD GTY)	700,000	494,151
Salem Hospital Facility Authority:
5.000%, 05/15/2033 (Callable 05/15/2026)	105,000	122,745
5.000%, 05/15/2035 (Callable 05/15/2026)	500,000	588,545
State of Oregon Department of Transportation,
5.000%, 11/15/2038 (Pre-refunded to 11/15/2023)	300,000	344,661
State of Oregon Housing & Community Services Department,
2.200%, 12/01/2021 (Mandatory Tender Date 12/01/2020) (1)	2,000,000	2,012,980
Umatilla County School District No. 6R:
0.000%, 06/15/2028 (Callable 06/15/2027)(Insured by SCH BD GTY) (5)	100,000	105,697
0.000%, 06/15/2030 (Callable 06/15/2027)(Insured by SCH BD GTY) (5)	100,000	104,624
0.000%, 06/15/2033 (Callable 06/15/2027)(Insured by SCH BD GTY) (5)	200,000	207,206
0.000%, 06/15/2035 (Callable 06/15/2027)(Insured by SCH BD GTY) (5)	540,000	552,398
Total Oregon (Cost $5,329,410)		5,673,361	1.0%

Pennsylvania
Bloomsburg PA Area School District,
4.000%, 09/01/2030 (Callable 03/01/2024)(Insured by BAM)	250,000	271,197
Central Bradford Progress Authority,
5.500%, 12/01/2031 (Pre-refunded to 12/01/2021)	800,000	864,792
Commonwealth Financing Authority:
5.000%, 06/01/2022	750,000	812,633
5.000%, 06/01/2036 (Callable 06/01/2022)	1,500,000	1,610,070
4.000%, 06/01/2039 (Callable 06/01/2028)(Insured by AGM)	1,525,000	1,684,225
Deer Lakes School District,
5.000%, 10/01/2020 (Insured by AGM)	100,000	102,791
Lycoming County Authority,
4.000%, 11/01/2043 (Mandatory Tender Date 05/01/2024) (1)	500,000	541,465
Montgomery County Higher Education & Health Authority:
3.000%, 05/01/2036 (Mandatory Tender Date 05/01/2021) (1)	250,000	253,288
4.000%, 05/01/2036 (Mandatory Tender Date 05/01/2022) (1)	625,000	653,000
Northampton County General Purpose Authority,
2.720%, 08/15/2043 (SIFMA Municipal Swap Index + 1.400%) (Callable 02/15/2020)(Mandatory Tender Date 08/15/2020) (2)	225,000	225,232
Pennsylvania Economic Development Financing Authority,
4.000%, 11/15/2034 (Callable 11/15/2027)	1,000,000	1,118,490
Pennsylvania Housing Finance Agency:
3.500%, 10/01/2046 (Callable 10/01/2025)	310,000	323,870
4.000%, 10/01/2049 (Callable 10/01/2028)	1,925,000	2,082,715
Pennsylvania Turnpike Commission:
5.000%, 06/01/2020	50,000	50,789
5.000%, 06/01/2030 (Callable 12/01/2025)	280,000	329,280
6.000%, 12/01/2030 (Callable 12/01/2027)(Insured by BAM) (5)	205,000	261,953
0.000%, 12/01/2037 (Callable 12/01/2026)(Insured by AGM) (5)	135,000	141,234
0.000%, 12/01/2037 (Callable 12/01/2026) (5)	385,000	404,061
5.000%, 12/01/2038 (Callable 12/01/2028) (5)	665,000	804,624
6.375%, 12/01/2038 (Callable 12/01/2027) (5)	745,000	967,062
Reading School District,
5.000%, 02/01/2023 (Insured by AGM)	230,000	254,605
Ridley School District,
4.000%, 09/15/2031 (Callable 03/15/2025)(Insured by ST AID)	830,000	910,543
School District of Philadelphia,
5.000%, 09/01/2023 (Insured by ST AID)	55,000	61,956
Sports & Exhibition Authority of Pittsburgh and Allegheny County:
5.000%, 12/15/2028 (Callable 12/15/2027)(Insured by BAM)	500,000	615,635
5.000%, 02/01/2031 (Callable 08/01/2020)(Insured by AGM)	500,000	509,760
Upper Moreland Township School District,
5.000%, 10/01/2030 (Callable 04/01/2025)(Insured by ST AID)	250,000	292,343
West Mifflin Sanitary Sewer Municipal Authority,
4.000%, 08/01/2020 (Insured by BAM)	125,000	126,935
Westmoreland County Municipal Authority,
5.000%, 08/15/2028 (Callable 08/15/2027)(Insured by BAM)	1,540,000	1,909,800
York Suburban School District,
4.000%, 05/01/2030 (Callable 05/01/2024)(Insured by BAM)	1,780,000	1,943,297
Total Pennslyvania (Cost $19,333,124)		20,127,645	3.7%

Puerto Rico
Puerto Rico Sales Tax Financing Corp.:
0.000%, 07/01/2024	841,000	738,146
0.000%, 07/01/2027	1,112,000	887,921
0.000%, 07/01/2029 (Callable 07/01/2028)	1,429,000	1,060,375
Total Puerto Rico (Cost $2,479,399)		2,686,442	0.5%

Rhode Island
Providence Public Buildings Authority,
5.125%, 06/15/2021 (Insured by AGM)	40,000	41,421
Providence Redevelopment Agency,
5.000%, 04/01/2020	1,000,000	1,007,880
Rhode Island Commerce Corp.,
5.000%, 07/01/2033 (Callable 07/01/2028)(Insured by BAM)	950,000	1,167,769
Rhode Island Housing & Mortgage Finance Corp.:
3.950%, 10/01/2043 (Callable 04/01/2028)(Insured by GNMA)	650,000	697,352
3.500%, 10/01/2046 (Callable 04/01/2025)	85,000	87,637
Total Rhode Island (Cost $2,862,105)		3,002,059	0.6%

South Carolina
City of Charleston SC,
5.000%, 01/01/2045 (Callable 01/01/2025)	1,000,000	1,159,240
City of Walhalla SC,
5.000%, 06/01/2025 (Insured by BAM)	185,000	219,070
County of Florence SC,
5.000%, 11/01/2033 (Callable 11/01/2024)	250,000	284,637
Scago Educational Facilities Corp. for Union School District,
5.000%, 12/01/2023 (Insured by BAM)	500,000	565,470
South Carolina Jobs-Economic Development Authority,
5.000%, 05/01/2029 (Callable 05/01/2028)	955,000	1,182,481
South Carolina State Housing Finance & Development Authority,
3.800%, 01/01/2049 (Callable 07/01/2027)	500,000	525,310
Sumter Two School Facilities, Inc.,
5.000%, 12/01/2023 (Insured by BAM)	200,000	225,052
Total South Carolina (Cost $3,944,989)		4,161,260	0.8%

South Dakota
City of Rapid City SD,
4.000%, 12/01/2035 (Callable 12/01/2029)	3,260,000	3,610,385
South Dakota Housing Development Authority:
3.375%, 05/01/2033 (Callable 05/01/2022)	350,000	357,343
4.000%, 05/01/2049 (Callable 05/01/2028)	2,495,000	2,727,384
Total South Dakota (Cost $6,520,307)		6,695,112	1.2%

Tennessee
Chattanooga Health Educational & Housing Facility Board,
5.250%, 01/01/2045 (Pre-refunded to 01/01/2023)	385,000	430,727
City of Jackson Tennessee,
5.000%, 04/01/2029 (Callable 04/01/2025)	555,000	642,934
City of Memphis TN:
5.000%, 12/01/2032 (Callable 12/01/2024)	530,000	615,542
4.000%, 12/01/2033 (Callable 12/01/2027)	480,000	547,320
County of Warren TN,
4.000%, 06/01/2029 (Callable 06/01/2026)(Insured by AGM)	150,000	169,601
Greeneville Health & Educational Facilities Board,
1.450%, 12/01/2022 (Mandatory Tender Date 12/01/2021) (1)	1,000,000	999,780
Knox County Health Educational & Housing Facility Board:
5.000%, 04/01/2022	200,000	214,186
5.000%, 01/01/2026 (Callable 01/01/2023)	145,000	160,067
Nashville & Davidson County Metropolitan Government:
3.000%, 10/01/2024	340,000	348,972
1.550%, 11/15/2030 (Mandatory Tender Date 11/03/2020) (1)	255,000	255,569
Tennessee Energy Acquisition Corp.:
5.625%, 09/01/2026	75,000	91,455
5.000%, 02/01/2027	85,000	101,075
4.000%, 11/01/2049 (Callable 08/01/2025)(Mandatory Tender Date 11/01/2025) (1)	610,000	678,027
Tennessee Housing Development Agency:
3.600%, 01/01/2031 (Callable 01/01/2023)	1,835,000	1,905,996
3.550%, 07/01/2039 (Callable 07/01/2024)	270,000	278,472
4.000%, 01/01/2042 (Callable 07/01/2026)	235,000	252,174
3.800%, 07/01/2043 (Callable 01/01/2022)	230,000	235,895
4.000%, 07/01/2043 (Callable 01/01/2023)	185,000	190,911
4.000%, 07/01/2045 (Callable 01/01/2025)	140,000	147,339
3.500%, 01/01/2047 (Callable 01/01/2026)	90,000	94,954
4.500%, 07/01/2049 (Callable 01/01/2028)	950,000	1,049,645
4.250%, 01/01/2050 (Callable 07/01/2028)	990,000	1,092,079
Total Tennessee (Cost $10,271,454)		10,502,720	1.9%

Texas
Arlington Higher Education Finance Corp.:
4.000%, 08/15/2028 (Callable 08/15/2026)(PSF Guaranteed)	250,000	284,930
4.000%, 08/01/2033 (Callable 08/01/2028)(PSF Guaranteed)	180,000	204,764
5.000%, 02/15/2038 (Callable 02/15/2025)(PSF Guaranteed)	295,000	334,843
Bexar County Health Facilities Development Corp.:
5.000%, 07/15/2021	145,000	151,690
5.000%, 07/15/2021	250,000	262,273
5.000%, 07/15/2022	235,000	253,591
Bullard Independent School District,
4.000%, 02/15/2029 (Callable 02/15/2024)(PSF Guaranteed)	350,000	384,660
Burleson Independent School District,
2.500%, 02/01/2047 (Mandatory Tender Date 08/01/2022)(PSF Guaranteed) (1)	675,000	692,665
Central Texas Turnpike System,
5.000%, 08/15/2042 (Mandatory Tender Date 04/01/2020) (1)	200,000	201,776
Cibolo Canyons Special Improvement District:
2.000%, 08/15/2027 (Callable 08/15/2026)(Insured by AGM)	1,000,000	976,040
2.250%, 08/15/2028 (Callable 08/15/2026)(Insured by AGM)	1,425,000	1,405,805
Cinco Municipal Utility District,
4.000%, 12/01/2021 (Insured by AGM)	375,000	393,975
City of Brownsville TX,
4.000%, 09/01/2029 (Callable 09/01/2026)(Insured by AGM)	170,000	191,799
City of Greenville TX:
5.000%, 02/15/2034 (Callable 02/15/2024)	200,000	225,062
5.000%, 02/15/2035 (Callable 02/15/2024)	175,000	196,667
City of Houston TX,
5.500%, 12/01/2029 (ETM)(Insured by NATL)	500,000	645,825
City of Round Rock TX,
4.000%, 12/01/2024	205,000	228,641
City of San Antonio TX,
2.750%, 02/01/2048 (Mandatory Tender Date 12/01/2022) (1)	1,500,000	1,561,410
City of Tyler TX,
5.000%, 09/01/2029 (Callable 09/01/2025)	150,000	178,494
Clifton Higher Education Finance Corp.:
4.000%, 08/15/2030 (Callable 08/15/2026)(PSF Guaranteed)	700,000	799,463
5.000%, 08/15/2034 (Callable 08/15/2026)(PSF Guaranteed)	1,000,000	1,190,980
Comal Independent School District,
4.000%, 02/01/2032 (Callable 02/01/2024)(PSF Guaranteed)	610,000	665,059
County of Harris TX,
5.000%, 08/15/2029 (Callable 08/15/2022)	150,000	164,509
County of Williamson TX,
5.000%, 02/15/2028 (Callable 02/15/2025)	90,000	106,289
Crane County Water District,
5.000%, 02/15/2023	250,000	277,710
Danbury Higher Education Authority, Inc.:
4.000%, 02/15/2027 (PSF Guaranteed)	200,000	228,658
4.000%, 02/15/2028 (Callable 02/15/2027)(PSF Guaranteed)	200,000	228,272
4.000%, 02/15/2030 (Callable 02/15/2027)(PSF Guaranteed)	200,000	225,814
4.000%, 02/15/2031 (Callable 02/15/2027)(PSF Guaranteed)	200,000	224,270
5.000%, 02/15/2047 (Callable 02/15/2022)(PSF Guaranteed)	500,000	532,735
DeSoto Independent School District,
0.000%, 08/15/2029 (Callable 08/15/2020)(PSF Guaranteed)	75,000	48,309
Ferris Independent School District,
5.000%, 08/15/2029 (Callable 08/15/2026)(PSF Guaranteed)	560,000	678,877
Fort Bend County Municipal Utility District No. 155,
4.000%, 09/01/2033 (Callable 09/01/2023)(Insured by AGM)	230,000	243,055
Fort Bend County Municipal Utility District No. 30,
4.000%, 09/01/2023 (Insured by BAM)	295,000	319,960
Fort Bend Independent School District:
5.000%, 08/15/2030 (Callable 08/15/2026)(PSF Guaranteed)	100,000	121,344
1.350%, 08/01/2042 (Mandatory Tender Date 08/01/2020)(PSF Guaranteed) (1)	950,000	950,266
1.950%, 08/01/2049 (Mandatory Tender Date 08/01/2022)(PSF Guaranteed) (1)	500,000	507,550
Grand Parkway Transportation Corp.:
0.000%, 10/01/2034 (Callable 10/01/2028) (5)	40,000	43,664
0.000%, 10/01/2046 (Callable 10/01/2028) (5)	640,000	686,023
0.000%, 10/01/2047 (Callable 10/01/2028) (5)	1,240,000	1,330,805
0.000%, 10/01/2048 (Callable 10/01/2028) (5)	370,000	396,721
Harris County Cultural Education Facilities Finance Corp.:
5.000%, 12/01/2026 (Callable 12/01/2024)	100,000	116,161
5.000%, 12/01/2035 (Pre-refunded to 12/01/2022)	495,000	549,400
Harris County Municipal Utility District No. 500,
3.000%, 12/01/2022 (Insured by AGM)	175,000	182,847
Harris County Municipal Utility District No. 71,
4.000%, 09/01/2028 (Callable 09/01/2023)(Insured by BAM)	250,000	266,767
Harris County-Houston Sports Authority,
5.000%, 11/15/2026 (Callable 11/15/2024)(Insured by AGM)	135,000	156,716
Lake Travis Independent School District:
2.625%, 02/15/2048 (Pre-refunded to 02/15/2022)(PSF Guaranteed) (1)	25,000	25,763
2.625%, 02/15/2048 (Mandatory Tender Date 02/15/2022)(PSF Guaranteed) (1)	200,000	204,998
Laredo Community College District,
5.000%, 08/01/2028 (Callable 08/01/2027)(Insured by BAM)	250,000	307,600
Leander Independent School District:
0.000%, 08/15/2040 (Pre-refunded to 08/15/2024)(PSF Guaranteed)	180,000	77,954
0.000%, 08/15/2040 (Callable 08/15/2024)(PSF Guaranteed)	20,000	8,456
0.000%, 08/15/2047 (Pre-refunded to 08/15/2024)(PSF Guaranteed)	1,010,000	270,791
Mansfield Independent School District,
2.500%, 08/01/2042 (Mandatory Tender Date 08/01/2021)(PSF Guaranteed) (1)	750,000	763,650
Matagorda County Navigation District No. 1,
4.400%, 05/01/2030 (Insured by AMBAC)	355,000	420,409
Mesquite Independent School District,
5.000%, 08/15/2029 (Callable 08/15/2025)(PSF Guaranteed)	500,000	594,655
Montgomery County Municipal Utility District No. 119:
4.000%, 04/01/2023 (Insured by BAM)	200,000	215,648
4.000%, 04/01/2024 (Insured by BAM)	200,000	219,396
Navasota Independent School District,
5.000%, 02/15/2048 (Callable 02/15/2025)(PSF Guaranteed)	3,000,000	3,443,850
New Caney Independent School District,
4.000%, 02/15/2029 (Callable 02/15/2025)(PSF Guaranteed)	1,450,000	1,624,116
New Hope Cultural Education Facilities Finance Corp.:
4.000%, 04/01/2020	175,000	175,429
3.625%, 08/15/2022 (Callable 08/15/2021)	215,000	217,440
North Texas Tollway Authority:
5.000%, 01/01/2024	100,000	114,779
5.000%, 01/01/2033 (Callable 01/01/2026)	675,000	796,325
5.000%, 01/01/2034 (Callable 01/01/2025)	95,000	109,501
5.500%, 09/01/2041 (Pre-refunded to 09/01/2021)	280,000	299,978
0.000%, 09/01/2043 (Pre-refunded to 09/01/2031) (5)	485,000	610,634
0.000%, 09/01/2045 (Pre-refunded to 09/01/2031) (5)	40,000	54,764
Northeast Travis County Utility District:
0.000%, 09/01/2023 (Insured by BAM)	275,000	256,602
3.000%, 09/01/2027 (Insured by BAM)	170,000	183,296
Rio Vista Independent School District,
4.000%, 08/15/2028 (Callable 08/15/2025)(Insured by BAM)	125,000	138,330
Rosebud-Lott Independent School District:
5.500%, 02/15/2030 (Callable 02/15/2025)(PSF Guaranteed)	100,000	119,346
5.500%, 02/15/2031 (Callable 02/15/2025)(PSF Guaranteed)	100,000	119,185
Round Rock Independent School District,
1.500%, 08/01/2040 (Callable 02/01/2020)(Mandatory Tender Date 08/01/2021)(PSF Guaranteed) (1)	400,000	400,056
Royse City Independent School District,
5.000%, 02/15/2038 (Callable 08/15/2020)(PSF Guaranteed)	200,000	204,302
SA Energy Acquisition Public Facility Corp.,
5.500%, 08/01/2022	160,000	175,474
San Antonio Public Facilities Corp.,
4.000%, 09/15/2034 (Callable 09/15/2022)	1,370,000	1,446,240
San Juan Higher Education Finance Authority,
5.125%, 08/15/2020	190,000	194,423
Sedona Lakes Municipal Utility District No. 1,
4.000%, 09/01/2026 (Callable 09/01/2025)(Insured by BAM)	85,000	94,922
Sterling Independent School District,
3.000%, 02/15/2028 (Callable 02/15/2024)(PSF Guaranteed)	190,000	200,095
Texas Department of Housing & Community Affairs,
4.750%, 01/01/2049 (Callable 07/01/2028)	4,270,000	4,795,680
Texas Municipal Gas Acquisition & Supply Corp. I,
6.250%, 12/15/2026	1,505,000	1,771,250
Texas Municipal Gas Acquisition & Supply Corp. III:
5.000%, 12/15/2026 (Callable 12/15/2022)	190,000	208,882
5.000%, 12/15/2028 (Callable 12/15/2022)	575,000	629,763
5.000%, 12/15/2029 (Callable 12/15/2022)	1,000,000	1,093,060
Texas Municipal Power Agency,
5.000%, 09/01/2047 (Callable 09/01/2020)	500,000	510,745
Tioga Independent School District Public Facility Corp.:
3.250%, 08/15/2027 (Callable 08/15/2024)	200,000	202,136
4.000%, 08/15/2041 (Callable 08/15/2024)	825,000	836,789
Town of Providence Village TX,
4.000%, 03/01/2025 (Insured by BAM)	105,000	117,026
Travis County Municipal Utility District No. 4,
4.000%, 09/01/2035 (Callable 09/01/2022)(Insured by AGM)	615,000	646,820
United Independent School District,
5.000%, 08/15/2036 (Callable 08/15/2028)(PSF Guaranteed)	255,000	317,322
Upper Trinity Regional Water District,
5.000%, 08/01/2032 (Callable 08/01/2028)(Insured by BAM)	240,000	295,594
Viridian Municipal Management District:
4.000%, 12/01/2027 (Callable 12/01/2023)(Insured by AGM)	315,000	341,495
4.000%, 12/01/2028 (Callable 12/01/2023)(Insured by AGM)	470,000	507,684
6.000%, 12/01/2035 (Callable 12/01/2024)(Insured by BAM)	90,000	109,143
Washington County Junior College District,
5.000%, 10/01/2028 (Callable 04/01/2026)(Insured by BAM)	500,000	596,605
Wimberley Independent School District,
4.000%, 08/15/2031 (Callable 08/15/2027)(PSF Guaranteed)	330,000	376,639
Total Texas (Cost $45,937,633)		47,462,174	8.8%
Utah
Jordan Valley Water Conservancy District:
5.000%, 10/01/2032 (Callable 10/01/2026)	250,000	301,825
5.000%, 10/01/2033 (Callable 10/01/2026)	350,000	421,715
Midvale Utah Redevelopment Agency,
5.000%, 05/01/2027	290,000	355,088
Salt Lake City Corp.,
5.000%, 07/01/2030 (Callable 07/01/2027)	155,000	189,512
South Ogden Conservation District,
4.000%, 02/01/2031 (Callable 02/01/2022)(Insured by MAC)	295,000	307,623
Timpanogos Special Service District,
4.000%, 06/01/2029 (Callable 06/01/2024)	50,000	54,843
Utah Charter School Finance Authority:
5.000%, 04/15/2027 (Callable 04/15/2026)(Insured by UT CSCE)	365,000	432,583
5.000%, 04/15/2028 (Callable 04/15/2026)(Insured by UT CSCE)	720,000	850,154
5.000%, 04/15/2037 (Callable 04/15/2026)(Insured by UT CSCE)	520,000	599,368
Utah Housing Corp.:
2.000%, 07/01/2021 (Mandatory Tender Date 01/01/2021)(Insured by GNMA) (1)	400,000	402,320
4.000%, 01/01/2045 (Callable 01/01/2026)(Insured by FHA)	305,000	325,606
Utah Infrastructure Agency:
5.000%, 10/15/2026	140,000	168,692
5.000%, 10/15/2027	125,000	153,455
Utah Transit Authority,
5.000%, 12/15/2029 (Callable 06/15/2028)	75,000	93,739
Total Utah (Cost $4,437,215)		4,656,523	0.9%

Vermont
City of Burlington VT,
5.000%, 07/01/2028 (Callable 07/01/2027)	275,000	334,818
Vermont Economic Development Authority,
2.000%, 07/01/2020 (Callable 01/31/2020)	650,000	649,578
Vermont Educational & Health Buildings Financing Agency,
5.000%, 12/01/2035 (Callable 06/01/2026)	710,000	834,605
Vermont Housing Finance Agency,
3.650%, 11/01/2032 (Callable 11/01/2024)	120,000	125,936
Vermont Public Power Supply Authority,
4.000%, 07/01/2020	335,000	339,010
Total Vermont (Cost $2,243,320)		2,283,947	0.4%

Virgin Islands
Virgin Islands Public Finance Authority,
5.000%, 09/01/2020	400,000	407,168
Total Virgin Islands (Cost $407,713)		407,168	0.1%

Virginia
City of Norfolk VA,
2.500%, 10/01/2046 (Pre-refunded to 10/01/2022) (1)	25,000	25,937
City of Petersburg VA,
4.000%, 11/01/2025 (Callable 11/01/2022)(Insured by ST AID)	340,000	363,895
Virginia Housing Development Authority,
3.450%, 04/01/2038 (Callable 10/01/2022)	3,000,000	3,092,100
Total Virginia (Cost $3,434,885)		3,481,932	0.6%

Washington
Clark & Skamania Counties School District No. 112-6,
5.000%, 12/01/2031 (Callable 06/01/2025)(Insured by SCH BD GTY)	160,000	188,160
Energy Northwest,
5.000%, 07/01/2030 (Callable 07/01/2028)	600,000	759,816
King County Public Hospital District No. 1,
5.000%, 12/01/2029 (Callable 12/01/2028)	680,000	849,109
Lewis County School District No. 302,
5.000%, 12/01/2031 (Callable 06/01/2025)(Insured by SCH BD GTY)	235,000	276,226
Pacific County School District No. 118,
4.000%, 12/01/2025 (Insured by SCH BD GTY)	215,000	244,790
Pend Oreille County Public Utility District No. 1,
5.000%, 01/01/2022	500,000	532,410
State of Washington:
5.000%, 02/01/2029 (Callable 02/01/2022)	160,000	172,192
5.000%, 02/01/2038 (Callable 02/01/2024)	645,000	730,876
5.000%, 07/01/2042 (Callable 07/01/2028)	1,330,000	1,612,146
Washington Biomedical Research Properties 3.2,
5.000%, 01/01/2037 (Callable 07/01/2025)	100,000	116,247
Washington State Housing Finance Commission:
3.700%, 12/01/2033 (Callable 06/01/2024)	85,000	85,286
3.700%, 12/01/2034 (Callable 06/01/2025)	45,000	47,662
4.000%, 06/01/2049 (Callable 06/01/2028)	500,000	547,055
Total Washington (Cost $5,824,113)		6,161,975	1.1%

Wisconsin
City of Port Washington WI:
4.000%, 12/01/2027	195,000	226,894
4.000%, 12/01/2028	355,000	415,702
Milwaukee Redevelopment Authority:
5.000%, 11/15/2030 (Callable 11/15/2026)	225,000	269,262
5.000%, 11/15/2032 (Callable 11/15/2026)	225,000	267,219
Public Finance Authority:
4.000%, 12/01/2020	650,000	658,015
4.000%, 01/01/2021	435,000	442,747
5.000%, 10/01/2024	3,000,000	3,311,130
5.000%, 06/15/2025	220,000	252,553
0.000%, 09/01/2028 (Pre-refunded to 09/01/2026)	75,000	61,462
4.000%, 07/01/2031 (Callable 07/01/2028)	1,805,000	2,026,329
Southeast Wisconsin Professional Baseball Park District,
0.000%, 12/15/2023 (ETM)(Insured by NATL)	25,000	23,678
University of Wisconsin Hospitals & Clinics,
5.000%, 04/01/2038 (Callable 04/01/2023)	830,000	908,950
Village of Mount Pleasant WI:
5.000%, 04/01/2036 (Callable 04/01/2028)	1,000,000	1,207,020
4.000%, 04/01/2037 (Callable 04/01/2028)	1,000,000	1,122,330
Village of Sussex WI,
3.000%, 06/01/2023 (Callable 06/01/2022)	590,000	610,969
Wisconsin Center District:
5.250%, 12/15/2023 (Insured by AGM)	245,000	268,447
0.000%, 12/15/2027 (Insured by NATL)	220,000	188,883
5.000%, 12/15/2027 (Callable 06/15/2026)	500,000	605,235
5.250%, 12/15/2027 (Insured by AGM)	255,000	305,942
5.000%, 12/15/2028 (Callable 06/15/2026)	185,000	223,056
5.000%, 12/15/2030 (Callable 12/15/2022)	395,000	432,667
5.000%, 12/15/2031 (Callable 06/15/2026)	300,000	357,531
Wisconsin Health & Educational Facilities Authority:
2.650%, 11/01/2020 (Callable 01/21/2020)	1,625,000	1,625,617
5.000%, 03/01/2021	150,000	153,357
5.000%, 03/01/2022	125,000	130,264
5.000%, 11/01/2022	120,000	126,857
5.000%, 07/01/2023	165,000	185,635
5.000%, 11/01/2023	125,000	134,300
5.000%, 07/01/2024	250,000	289,640
5.000%, 11/01/2024	155,000	168,758
4.000%, 09/15/2025 (Callable 09/15/2023)	200,000	210,172
5.000%, 11/01/2025	245,000	269,772
5.000%, 07/01/2026 (Callable 07/01/2024)	50,000	57,723
2.250%, 11/01/2026 (Callable 11/01/2021)	750,000	755,490
5.000%, 02/15/2027 (Pre-refunded to 08/15/2025)	100,000	119,618
4.000%, 07/15/2028 (Pre-refunded to 07/15/2021)	185,000	193,134
5.000%, 08/15/2028 (Callable 08/15/2023)	1,000,000	1,118,660
5.000%, 12/01/2028 (Callable 11/01/2026)	45,000	54,326
5.000%, 08/15/2029 (Callable 08/15/2027)	170,000	209,571
5.000%, 12/15/2030 (Callable 12/15/2024)	480,000	550,627
5.000%, 02/15/2032 (Callable 02/15/2022)	670,000	715,017
5.000%, 04/01/2032 (Callable 10/01/2022)	290,000	314,070
5.250%, 10/15/2039 (Callable 10/15/2021)	460,000	485,539
Wisconsin Housing & Economic Development Authority:
4.000%, 03/01/2048 (Callable 03/01/2027)(Insured by FNMA)	1,660,000	1,771,104
4.250%, 03/01/2049 (Callable 09/01/2028)	1,980,000	2,183,781
Total Wisconsin (Cost $25,341,967)		26,009,053	4.8%

Wyoming
Wyoming Community Development Authority:
3.000%, 12/01/2044 (Callable 06/01/2024)	100,000	102,832
4.000%, 12/01/2048 (Callable 06/01/2028)	1,965,000	2,143,127
Total Wyoming (Cost $2,191,136)		2,245,959	0.4%
Total Municipal Bonds (Cost $519,388,048)		537,696,530	99.3%
Total Long-Term Investments (Cost $519,388,048)		537,696,530	99.3%

SHORT-TERM INVESTMENT	Shares
Money Market Mutual Fund
Federated Institutional Tax-Free Cash Trust, Premier Shares, 1.47% (4)	693,086	693,086
Total Short-Term Investment (Cost $693,086)		693,086	0.1%
Total Investments (Cost $520,081,134)		538,389,616	99.4%
Other Assets in Excess of Liabilities		3,003,376	0.6%
TOTAL NET ASSETS		$541,392,992	100.0%

Notes to Schedule of Investments
AGC	Assured Guaranty Corp.
AGM	Assured Guaranty Municipal
AMBAC	Ambac Assurance Corp.
BAM	Build America Mutual Assurance Co.
BHAC	Berkshire Hathaway Assurance Corp.
CA MTG	CA Mortgage Insurance
FHA	Federal Housing Administration
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
MAC	Municipal Assurance Corp.
NATL	National Public Finance Guarantee Corp.
Q-SBLF	Qualified School Building Loan Fund
SCH BD GTY	School Board Guaranty
SD CRED PROG	State Credit Enhancement Program
ST	State Aid Intercept/Withholding
UT CSCE	Utah Charter School Finance Authority

ETM	Escrowed to Maturity
LIBOR	London Inter-bank Offered Rate
PSF	Permanent School Fund
SIFMA	Securities Industry and Financial Markets Association

(1)	Variable rate security. The rate reported is the rate in effect as of December 31, 2019.
(2)	Variable rate security based on a reference index and spread. The rate reported is the rate in effect as of December 31, 2019.
(3)
Security issued under Rule 144A under the Securities Act of 1933 and classified as liquid under the Fund’s liquidity risk management program. Purchased in a private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers. At December 31, 2019, the value of these securities total $397,548, which represents 0.07% of total net assets.

(4)	7-Day Yield.
(5)	Step-up bond; the interest rate shown is the rate in effect as of December 31, 2019.
(6)	Security or a portion of the security purchased on a when-issued or delayed delivery basis.
(7)	Security in default.

Baird Core Intermediate Municipal Bond Fund
Schedule of Investments, December 31, 2019
Summary of Fair Value Exposure at December 31, 2019

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy is organized into three levels based upon the assumptions (referred to as "inputs") used in pricing the asset or liability.  These standards state that "observable inputs" reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and "unobservable inputs" reflect an entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 - Unadjusted quoted prices in active markets for identical unrestricted securities.
Level 2 - Other significant observable inputs (including quoted prices for similar securities, quoted prices in inactive markets, dealer indications, interest rates, yield curves, prepayment speeds, credit risk, default rates, inputs corroborated by observable market data, etc.).
Level 3 - Significant unobservable inputs (including the Fund's own assumptions about the factors that market participants would use in valuing the security) based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2019:

	Level 1	Level 2	Level 3	Total
Long-Term Investments
Municipal Bonds	$–	$537,696,530	$–	$537,696,530
Total Long-Term Investments	–	537,696,530	–	537,696,530
Short-Term Investment
Money Market Mutual Fund	693,086	–	–	693,086
Total Short-Term Investment	693,086	–	–	693,086
Total Investments	$693,086	$537,696,530	$–	$538,389,616

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy. There were no transfers into or out of Level 3 during the reporting period, as compared to the security classifications from the prior year's annual report. See the Fund’s Valuation Policy in Note 2a to the financial statements.

Baird Strategic Municipal Bond Fund
Schedule of Investments, December 31, 2019
	Principal		% of
	Amount	Value	Net Assets
LONG-TERM INVESTMENTS

Municipal Bonds
Alabama
Columbia Industrial Development Board,
0.700%, 12/01/2037 (Optional Put Date 01/01/2020) (1)	$200,000	$200,000
Total Alabama (Cost $200,000)		200,000	1.7%

Arizona
Arizona Industrial Development Authority:
4.750%, 10/01/2025	165,000	164,660
5.000%, 10/01/2030 (Callable 10/01/2026)	105,000	104,646
Maricopa County Industrial Development Authority,
4.500%, 07/01/2025	125,000	124,341
Total Arizona (Cost $393,282)		393,647	3.3%

Arkansas
Henderson State University,
2.625%, 07/01/2022 (Callable 07/01/2020)	100,000	100,173
Southern Arkansas University,
4.000%, 03/01/2028 (Callable 03/01/2025)(Insured by AGM)	205,000	226,363
Total Arkansas (Cost $325,930)		326,536	2.7%

California
California Municipal Finance Authority,
5.000%, 08/01/2034 (Callable 08/01/2029)	100,000	116,088
Total California (Cost $116,002)		116,088	1.0%

Colorado
Vauxmont Metropolitan District,
5.000%, 12/15/2032 (Callable 12/15/2024)(Insured by AGM)	135,000	154,049
Total Colorado (Cost $152,426)		154,049	1.3%

Florida
Florida Housing Finance Corp.,
4.200%, 01/01/2045 (Callable 01/01/2028)(Insured by GNMA)	200,000	215,846
Highlands County Health Facilities Authority,
1.250%, 11/15/2035 (Callable 01/02/2020)(Optional Put Date 01/07/2020) (1)	400,000	400,000
Miami Health Facilities Authority,
5.000%, 07/01/2021	50,000	50,675
Orange County Health Facilities Authority,
5.000%, 08/01/2028 (Callable 08/01/2024)	300,000	340,569
Palm Beach County Health Facilities Authority,
5.000%, 05/15/2023	300,000	327,390
Total Florida (Cost $1,331,196)		1,334,480	11.1%

Georgia
Development Authority of Burke County,
0.620%, 11/01/2052 (Optional Put Date 01/01/2020) (1)	200,000	200,000
Total Georgia (Cost $200,000)		200,000	1.7%

Illinois
Cook County School District No. 111,
4.000%, 12/01/2031 (Callable 12/01/2026)(Insured by AGM)	300,000	332,367
State of Illinois:
5.000%, 01/01/2020	75,000	75,000
5.000%, 04/01/2020	25,000	25,209
5.000%, 04/01/2024 (Callable 04/01/2023)(Insured by AGM)	200,000	220,704
Total Illinois (Cost $649,356)		653,280	5.4%

Indiana
City of Muncie IN,
4.000%, 01/15/2022 (Insured by AGM)	160,000	166,376
Indiana Finance Authority,
5.000%, 10/01/2032 (Callable 10/01/2023)	250,000	267,665
Lafayette School Corp.,
4.000%, 01/15/2021 (Insured by ST AID)	250,000	256,098
Munster School Building Corp.,
5.000%, 07/15/2025 (Insured by ST AID)	150,000	174,774
St. Joseph County Airport Authority,
0.010%, 07/01/2027	560,000	463,971
Total Indiana (Cost $1,325,729)		1,328,884	11.0%

Iowa
City of Coralville IA,
4.000%, 06/01/2024	200,000	201,042
City of Waverly IA,
2.500%, 12/31/2022 (Callable 07/01/2022)	250,000	251,558
Total Iowa (Cost $449,550)		452,600	3.8%

Kansas
City of Goddard KS,
3.000%, 12/01/2022 (Callable 12/01/2021)	150,000	154,418
Total Kansas (Cost $154,286)		154,418	1.3%

Kentucky
Kentucky Economic Development Finance Authority,
0.000%, 10/01/2025 (Insured by NATL)	35,000	30,729
Kentucky Higher Education Student Loan Corp.,
5.000%, 06/01/2024	115,000	130,120
Kentucky Public Energy Authority,
4.000%, 12/01/2049 (Callable 03/01/2025)(Mandatory Tender Date 06/01/2025) (1)	145,000	160,719
Total Kentucky (Cost $319,306)		321,568	2.7%

Louisiana
Parish of St. Charles LA,
0.680%, 10/01/2022 (Optional Put Date 01/01/2020) (1)	400,000	400,000
Total Louisiana (Cost $400,000)		400,000	3.3%

Maryland
County of Baltimore MD,
3.000%, 09/01/2029 (Callable 09/01/2022)	200,000	205,320
Total Maryland (Cost $205,054)		205,320	1.7%

Mississippi
South Central Regional Medical Center, Inc.,
1.700%, 03/01/2020 (Callable 01/31/2020)	225,000	225,002
Total Mississippi (Cost $224,535)		225,002	1.9%

Missouri
Health & Educational Facilities Authority of the State of Missouri,
5.000%, 09/01/2027	150,000	178,432
Howard Bend Levee District,
3.000%, 03/01/2020	140,000	139,987
St. Joseph Industrial Development Authority,
3.100%, 01/01/2023	100,000	100,598
St. Louis Land Clearance for Redevelopment Authority,
0.000%, 10/01/2035 (Callable 10/01/2029) (3)	325,000	322,342
Total Missouri (Cost $742,027)		741,359	6.2%

Nebraska
City of La Vista NE,
3.000%, 12/15/2032 (Callable 12/30/2024)	110,000	115,045
Total Nebraska (Cost $115,150)		115,045	0.9%

Nevada
City of Las Vegas NV Special Improvement District No. 814,
3.000%, 06/01/2021	100,000	101,021
City of Sparks NV,
2.500%, 06/15/2024	100,000	101,207
Total Nevada (Cost $200,968)		202,228	1.7%

New Jersey
New Jersey Economic Development Authority,
5.000%, 03/01/2029 (Callable 03/01/2023)	200,000	218,786
New Jersey Transportation Trust Fund Authority,
0.000%, 12/15/2027	50,000	42,291
South Jersey Port Corp.,
5.000%, 01/01/2025	250,000	284,535
Total New Jersey (Cost $542,979)		545,612	4.5%

New York
Albany County Capital Resource Corp.,
3.100%, 07/01/2030	200,000	205,128
New York City Transitional Finance Authority,
0.590%, 11/01/2022 (Callable 01/09/2020)(Optional Put Date 01/01/2020) (1)	300,000	300,000
State of New York Mortgage Agency,
3.500%, 04/01/2049 (Callable 10/01/2028)	300,000	318,654
Total New York (Cost $817,891)		823,782	6.8%

Ohio
City of Akron OH,
4.000%, 12/01/2033 (Callable 12/01/2026)	200,000	223,520
Total Ohio (Cost $222,974)		223,520	1.8%

Oregon
Clackamas Community College District,
0.000%, 06/15/2038 (Callable 06/15/2027) (3)	125,000	146,846
Total Oregon (Cost $145,965)		146,846	1.2%

Pennsylvania
Montgomery County Higher Education & Health Authority,
3.000%, 05/01/2036 (Mandatory Tender Date 05/01/2021) (1)	175,000	177,301
Montgomery County Industrial Development Authority,
4.000%, 12/01/2020	150,000	152,325
Pennsylvania Housing Finance Agency,
1.650%, 04/01/2021	300,000	300,033
Total Pennslyvania (Cost $629,441)		629,659	5.2%

South Dakota
City of Rapid City SD,
4.000%, 12/01/2035 (Callable 12/01/2029)	275,000	304,557
Total South Dakota (Cost $296,230)		304,557	2.5%

Tennessee
Greeneville Health & Educational Facilities Board,
1.450%, 12/01/2022 (Mandatory Tender Date 12/01/2021) (1)	150,000	149,967
Total Tennessee (Cost $150,000)		149,967	1.2%

Texas
Seminole Hospital District,
4.000%, 02/15/2031 (Callable 02/15/2026)	25,000	26,789
Total Texas (Cost $26,677)		26,789	0.2%

Washington
Pend Oreille County Public Utility District No. 1,
5.000%, 01/01/2022	250,000	266,205
Vancouver Housing Authority,
1.700%, 12/01/2024	140,000	140,052
Total Washington (Cost $406,103)		406,257	3.4%

Wisconsin
Public Finance Authority:
5.000%, 10/01/2024	100,000	110,371
4.000%, 07/01/2031 (Callable 07/01/2028)	100,000	112,262
Wisconsin Health & Educational Facilities Authority,
2.700%, 05/01/2021	100,000	99,998
Wisconsin Housing & Economic Development Authority,
1.600%, 11/01/2048 (Callable 11/01/2021)(Mandatory Tender Date 11/01/2022) (1)	300,000	300,420
Total Wisconsin (Cost $622,352)		623,051	5.2%
Total Municipal Bonds (Cost $11,365,409)		11,404,544	94.7%
Total Long-Term Investments (Cost $11,365,409)		11,404,544	94.7%

SHORT-TERM INVESTMENT	Shares
Money Market Mutual Fund
Federated Institutional Tax-Free Cash Trust, Premier Shares, 1.47% (2)	59,689	59,689
Total Short-Term Investment (Cost $59,689)		59,689	0.5%
Total Investments (Cost $11,425,098)		11,464,233	95.2%
Other Assets in Excess of Liabilities		576,501	4.8%
TOTAL NET ASSETS		$12,040,734	100.0%

Notes to Schedule of Investments
AGM	Assured Guaranty Municipal
GNMA	Government National Mortgage Association
NATL	National Public Finance Guarantee Corp.
ST AID	State Aid Intercept/Withholding

(1)	Variable rate security. The rate reported is the rate in effect as of December 31, 2019.
(2)	7-Day Yield.
(3)	Step-up bond; the interest rate shown is the rate in effect as of December 31, 2019.

Baird Strategic Municipal Bond Fund
Schedule of Investments, December 31, 2019
Summary of Fair Value Exposure at December 31, 2019

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy is organized into three levels based upon the assumptions (referred to as "inputs") used in pricing the asset or liability.  These standards state that "observable inputs" reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and "unobservable inputs" reflect an entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 - Unadjusted quoted prices in active markets for identical unrestricted securities.
Level 2 - Other significant observable inputs (including quoted prices for similar securities, quoted prices in inactive markets, dealer indications, interest rates, yield curves, prepayment speeds, credit risk, default rates, inputs corroborated by observable market data, etc.).
Level 3 - Significant unobservable inputs (including the Fund's own assumptions about the factors that market participants would use in valuing the security) based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2019:

	Level 1	Level 2	Level 3	Total
Long-Term Investments
Municipal Bonds	$-	$11,404,544	$-	$11,404,544
Total Long-Term Investments	–	11,404,544	–	11,404,544
Short-Term Investment
Money Market Mutual Fund	59,689	–	–	59,689
Total Short-Term Investment	59,689	–	–	59,689
Total Investments	$59,689	$11,404,544	$–	$11,464,233

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy. See the Fund’s Valuation Policy in Note 2a to the financial statements.

Baird Municipal Bond Fund
Schedule of Investments, December 31, 2019
	Principal		% of
	Amount	Value	Net Assets
LONG-TERM INVESTMENTS

Municipal Bonds
Alabama
Columbia Industrial Development Board,
0.700%, 12/01/2037 (Optional Put Date 01/01/2020) (1)	$100,000	$100,000
Homewood Educational Building Authority,
4.000%, 12/01/2035 (Callable 12/01/2029)	100,000	111,576
Total Alabama (Cost $210,599)		211,576	2.9%

Arizona
Arizona Industrial Development Authority,
5.000%, 10/01/2030 (Callable 10/01/2026)	100,000	99,663
City of Phoenix Civic Improvement Corp.,
5.000%, 07/01/2033 (Callable 07/01/2029)	200,000	248,400
Total Arizona (Cost $343,664)		348,063	4.7%

Arkansas
Southern Arkansas University,
4.000%, 03/01/2028 (Callable 03/01/2025)(Insured by AGM)	130,000	143,547
Total Arkansas (Cost $143,030)		143,547	1.9%

California
California Municipal Finance Authority,
5.000%, 08/01/2034 (Callable 08/01/2029)	75,000	87,066
El Rancho Unified School District,
0.000%, 08/01/2031 (Callable 08/01/2028)(Insured by AGM) (3)	115,000	130,816
Total California (Cost $216,012)		217,882	2.9%

Colorado
Colorado Educational & Cultural Facilities Authority,
5.000%, 04/01/2020	70,000	70,590
South Sloan's Lake Metropolitan District No. 2,
5.000%, 12/01/2021 (Insured by AGM)	25,000	26,627
Vauxmont Metropolitan District,
5.000%, 12/15/2032 (Callable 12/15/2024)(Insured by AGM)	25,000	28,528
Total Colorado (Cost $125,374)		125,745	1.7%

Florida
Florida Housing Finance Corp.,
4.200%, 01/01/2045 (Callable 01/01/2028)(Insured by GNMA)	150,000	161,885
Highlands County Health Facilities Authority,
1.250%, 11/15/2035 (Callable 01/02/2020)(Optional Put Date 01/07/2020) (1)	200,000	200,000
Miami Health Facilities Authority,
5.000%, 07/01/2021	25,000	25,337
Orange County Health Facilities Authority,
5.000%, 08/01/2028 (Callable 08/01/2024)	200,000	227,046
Palm Beach County Health Facilities Authority,
5.000%, 05/15/2023	200,000	218,260
Total Florida (Cost $830,462)		832,528	11.2%

Illinois
Cook County School District No. 111,
4.000%, 12/01/2031 (Callable 12/01/2026)(Insured by AGM)	200,000	221,578
Lake County Community Consolidated School District No. 24,
0.000%, 01/01/2023 (Insured by NATL)	40,000	37,740
State of Illinois:
5.000%, 01/01/2020	25,000	25,000
5.000%, 04/01/2024 (Callable 04/01/2023)(Insured by AGM)	100,000	110,352
Total Illinois (Cost $391,992)		394,670	5.3%

Indiana
Indiana Finance Authority,
5.000%, 10/01/2032 (Callable 10/01/2023)	150,000	160,599
Lafayette School Corp.,
4.000%, 01/15/2021 (Insured by ST AID)	180,000	184,390
Munster School Building Corp.,
5.000%, 07/15/2025 (Insured by ST AID)	95,000	110,690
St. Joseph County Airport Authority,
0.010%, 07/01/2028	155,000	124,211
Tri-Creek 2002 High School Building Corp.,
4.000%, 07/15/2039 (Callable 07/15/2028)(Insured by ST AID)	200,000	223,192
Total Indiana (Cost $800,155)		803,082	10.8%

Iowa
City of Coralville IA,
4.000%, 06/01/2025 (Callable 06/01/2024)	100,000	100,363
City of Waverly IA,
2.500%, 12/31/2022 (Callable 07/01/2022)	150,000	150,935
Total Iowa (Cost $249,555)		251,298	3.4%

Kentucky
Kentucky Economic Development Finance Authority,
0.000%, 10/01/2027 (Insured by NATL)	90,000	74,511
Total Kentucky (Cost $73,928)		74,511	1.0%

Louisiana
Parish of St. Charles LA,
0.680%, 10/01/2022 (Optional Put Date 01/01/2020) (1)	100,000	100,000
Total Louisiana (Cost $100,000)		100,000	1.4%

Mississippi
South Central Regional Medical Center, Inc.,
1.700%, 03/01/2020 (Callable 01/31/2020)	150,000	150,002
Total Mississippi (Cost $149,690)		150,002	2.0%

Missouri
Health & Educational Facilities Authority of the State of Missouri,
5.000%, 09/01/2020	100,000	102,125
Howard Bend Levee District,
3.000%, 03/01/2020	100,000	99,991
Missouri Southern State University,
4.000%, 10/01/2037 (Callable 10/01/2029)(Insured by AGM)	65,000	70,420
St. Joseph Industrial Development Authority,
2.950%, 01/01/2022	100,000	100,405
St. Louis Land Clearance for Redevelopment Authority,
0.000%, 10/01/2035 (Callable 10/01/2029) (3)	175,000	173,568
Total Missouri (Cost $547,062)		546,509	7.4%

Nebraska
City of La Vista NE,
3.000%, 12/15/2032 (Callable 12/30/2024)	85,000	88,898
Total Nebraska (Cost $88,980)		88,898	1.2%

Nevada
City of Sparks NV,
2.500%, 06/15/2024	75,000	75,905
Total Nevada (Cost $75,000)		75,905	1.0%

New Jersey
Borough of Woodbury Heights NJ,
4.000%, 12/01/2024 (Callable 01/31/2020)(Insured by AGC)	20,000	20,043
New Jersey Economic Development Authority,
5.000%, 03/01/2029 (Callable 03/01/2023)	300,000	328,179
South Jersey Port Corp.,
5.000%, 01/01/2025	150,000	170,721
Total New Jersey (Cost $516,583)		518,943	7.0%

New York
Albany County Capital Resource Corp.,
3.100%, 07/01/2030	100,000	102,564
Port Authority of New York & New Jersey,
4.000%, 11/01/2041 (Callable 11/01/2029)	200,000	223,700
Total New York (Cost $321,765)		326,264	4.4%

Ohio
City of Akron OH,
4.000%, 12/01/2033 (Callable 12/01/2026)	100,000	111,760
Euclid City School District,
4.000%, 12/01/2037 (Callable 06/01/2027)(Insured by BAM)	200,000	217,980
Total Ohio (Cost $328,430)		329,740	4.5%

Oklahoma
Norman Regional Hospital Authority,
5.000%, 09/01/2037 (Callable 09/01/2027)	25,000	29,368
Total Oklahoma (Cost $28,621)		29,368	0.4%

Oregon
Clackamas Community College District,
0.000%, 06/15/2038 (Callable 06/15/2027) (3)	100,000	117,477
Total Oregon (Cost $116,772)		117,477	1.6%

Pennsylvania
Montgomery County Higher Education & Health Authority,
3.000%, 05/01/2036 (Mandatory Tender Date 05/01/2021) (1)	100,000	101,315
Total Pennslyvania (Cost $101,276)		101,315	1.4%

Rhode Island
Rhode Island Turnpike & Bridge Authority,
4.000%, 10/01/2036 (Callable 10/01/2029)	125,000	141,530
Total Rhode Island (Cost $140,551)		141,530	1.9%

South Dakota
City of Rapid City SD,
4.000%, 12/01/2035 (Callable 12/01/2029)	150,000	166,122
Total South Dakota (Cost $161,580)		166,122	2.2%

Tennessee
South Blount County Utility District,
4.000%, 12/01/2035 (Callable 12/01/2029)	150,000	173,012
Total Tennessee (Cost $171,348)		173,012	2.3%

Texas
Arlington Higher Education Finance Corp.,
4.000%, 08/01/2033 (Callable 08/01/2028)(PSF Guaranteed)	125,000	142,197
Cibolo Canyons Special Improvement District,
2.500%, 08/15/2030 (Callable 08/15/2026)(Insured by AGM)	150,000	148,219
Harris County Cultural Education Facilities Finance Corp.,
4.000%, 07/01/2046 (Callable 07/01/2026)	25,000	26,834
Travis County Municipal Utility District No. 16,
4.000%, 09/01/2030 (Callable 09/01/2029)(Insured by AGM)	120,000	137,447
Total Texas (Cost $450,553)		454,697	6.1%

Washington
King County Housing Authority,
4.000%, 11/01/2036 (Callable 11/01/2029)	200,000	229,600
Total Washington (Cost $228,062)		229,600	3.1%

Wisconsin
Public Finance Authority:
5.000%, 10/01/2024	75,000	82,778
4.000%, 07/01/2031 (Callable 07/01/2028)	50,000	56,131
Wisconsin Housing & Economic Development Authority,
1.600%, 11/01/2048 (Callable 11/01/2021)(Mandatory Tender Date 11/01/2022) (1)	200,000	200,280
Total Wisconsin (Cost $338,627)		339,189	4.6%
Total Municipal Bonds (Cost $7,249,671)		7,291,473	98.3%
Total Long-Term Investments (Cost $7,249,671)		7,291,473	98.3%

SHORT-TERM INVESTMENT	Shares
Money Market Mutual Fund
Federated Institutional Tax-Free Cash Trust, Premier Shares, 1.47% (2)	87,132	87,132
Total Short-Term Investment (Cost $87,132)		87,132	1.2%
Total Investments (Cost $7,336,803)		7,378,605	99.5%
Other Assets in Excess of Liabilities		38,347	0.5%
TOTAL NET ASSETS		$7,416,952	100.0%

Notes to Schedule of Investments
AGC	Assured Guaranty Corp.
AGM	Assured Guaranty Municipal
BAM	Build America Mutual Assurance Co.
GNMA	Government National Mortgage Association
NATL	National Public Finance Guarantee Corp.
ST AID	State Aid Intercept/Withholding

PSF	Permanent School Fund

(1)	Variable rate security. The rate reported is the rate in effect as of December 31, 2019.
(2)	7-Day Yield.
(3)	Step-up bond; the interest rate shown is the rate in effect as of December 31, 2019.

Baird Municipal Bond Fund
Schedule of Investments, December 31, 2019
Summary of Fair Value Exposure at December 31, 2019

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy is organized into three levels based upon the assumptions (referred to as "inputs") used in pricing the asset or liability.  These standards state that "observable inputs" reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and "unobservable inputs" reflect an entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 - Unadjusted quoted prices in active markets for identical unrestricted securities.
Level 2 - Other significant observable inputs (including quoted prices for similar securities, quoted prices in inactive markets, dealer indications, interest rates, yield curves, prepayment speeds, credit risk, default rates, inputs corroborated by observable market data, etc.).
Level 3 - Significant unobservable inputs (including the Fund's own assumptions about the factors that market participants would use in valuing the security) based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2019:

	Level 1	Level 2	Level 3	Total
Long-Term Investments
Municipal Bonds	$-	$7,291,473	$-	$7,291,473
Total Long-Term Investments	–	7,291,473	–	7,291,473
Short-Term Investment
Money Market Mutual Fund	87,132	–	–	87,132
Total Short-Term Investment	87,132	–	–	87,132
Total Investments	$87,132	$7,291,473	$–	$7,378,605

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy. See the Fund’s Valuation Policy in Note 2a to the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of
Baird Funds, Inc.

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the summary schedules of investments, of Baird Ultra Short Bond Fund, Baird Short-Term Bond Fund, Baird Intermediate Bond Fund, Baird Aggregate Bond Fund, Baird Core Plus Bond Fund, Baird Short-Term Municipal Bond Fund, Baird Quality Intermediate Municipal Bond Fund, Baird Core Intermediate Municipal Bond Fund, Baird Strategic Municipal Bond Fund, and Baird Municipal Bond Fund (the “Funds”), each a series of Baird Funds, Inc., as of December 31, 2019, the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period November 15, 2019 (commencement of operations) through December 31, 2019, for Baird Strategic Municipal Bond Fund and Baird Municipal Bond Fund, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the three years in the period then ended for the remainder of the Funds (included in Item 1 of this Form N-CSR) and the schedules of investments as of December 31, 2019 (included in Item 6 of this Form N-CSR), (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2019, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

The Funds’ financial highlights for the periods ended December 31, 2016 and prior, were audited by other auditors whose report dated February 27, 2017, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2017.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
February 28, 2020

(b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable because the Registrant is not a closed-end management investment company.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable because the Registrant is not a closed-end management investment company.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable because the Registrant is not a closed-end management investment company.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of directors.

Item 11. Controls and Procedures.

(a)
The Registrant’s management, with the participation of its principal executive and principal financial officers, has evaluated the effectiveness of the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)), as of a date within 90 days prior to the filing date of this Form N-CSR, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on such evaluation, the Registrant's principal executive and principal financial officers have concluded that the design and operation of the Registrant's disclosure controls and procedures are effective in providing reasonable assurance that the information required to be disclosed on Form N-CSR is recorded, processed, summarized and reported within the applicable time periods.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable because the Registrant is not a closed-end management investment company.

Item 13. Exhibits.

(a)	(1) Code of ethics

  Incorporated by reference to the Registrant’s Form N-CSR filed on March 9, 2018.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.  Not applicable because the Registrant is not a closed-end management investment company.

(4) Changes in the Registrant’s independent public accountant.

There was no change in the Registrant’s independent public accountant for the period covered by the report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  BAIRD FUNDS, INC.

By (Signature and Title)      /s/ Mary Ellen Stanek
Mary Ellen Stanek, President

Date    March 2, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/ Mary Ellen Stanek
Mary Ellen Stanek, President

Date     March 2, 2020

By (Signature and Title)      /s/ Heidi Schneider
Heidi Schneider, Treasurer

Date    March 2, 2020